UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II
(Exact name of registrant as specified in charter)

245 Park Avenue
New York, NY 10167
(Address of principal executive offices) (Zip code)

Stephen M. Benham
245 Park Avenue
New York, NY 10167
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: the last day of February

Date of reporting period: March 1, 2006 through August 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2006 (UNAUDITED)

JPMorgan Funds

Income

Funds

JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan High Yield Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Duration Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan Ultra Short Duration Bond Fund
    (formerly JPMorgan Ultra Short Term Bond Fund)

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Core Bond Fund	2
JPMorgan Core Plus Bond Fund	4
JPMorgan Government Bond Fund	6
JPMorgan High Yield Bond Fund	8
JPMorgan Intermediate Bond Fund	10
JPMorgan Mortgage-Backed Securities Fund	12
JPMorgan Short Duration Bond Fund	14
JPMorgan Treasury & Agency Fund	16
JPMorgan Ultra Short Duration Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	110
Financial Highlights	132
Notes to Financial Statements	152
Trustees	163
Officers	165
Schedule of Shareholder Expenses	167
Board Approval of Investment Advisory Agreements	171

HIGHLIGHTS

•	Consumer confidence was affected by rising interest rates, high energy prices and the Middle East conflict.

•	Municipals and U.S. Treasuries rose significantly as the market evaluated the Fed nearing the end of its tightening cycle.

•	The labor market showed some weakening during the period.

•	Housing figures during the period were varied.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Income Funds for the six-month period ended August 31, 2006. Inside, you will find in-depth information on some of our income funds along with an update from the portfolio management team.

“While the market started the second quarter strongly, a decline in investors’ appetite for risk due to fears over rising inflation and tightening global liquidity led to a weakening.”

Yields end on downward trend

Despite the overall increase in yields between February 28, 2006, and August 31, 2006, U.S. Treasuries finished the six-month period on a downward trend, with municipal bond yields following suit. The yields on the five-, 10- and 30-year general obligation bonds with AAA ratings fell 19, 24 and 22 basis points (bps), respectively, in August. For the two-months ended in August, the five-, 10- and 30-year yields declined a total of 32, 39 and 38 bps, respectively.

A much-anticipated pause in the Federal Open Market Committee’s (FOMC) rate-tightening campaign, combined with encouraging economic data, sparked a bond market rally during the last two months of the period. Additionally, the municipal market continued to benefit from a lack of supply. At the end of August, year-to-date supply was down 8% compared with the first eight months of 2005. Total return performance for the six-month period generally was positive, albeit lackluster.

Fed action, inflation data spark rally

After the FOMC raised rates by 25 bps at each of its meetings in March, May and June, there was a growing belief that the FOMC would pause in August, given Federal Reserve (Fed) Chairman Ben Bernanke’s comments regarding the “lags between policy actions and their effects” and the importance of taking “account of the possible future effects of previous policy actions.” In addition, a weak payroll report offered further argument for a pause.

The FOMC did not disappoint, leaving the fed funds rate unchanged at 5.25% at its meeting on August 8. This was the first pause after 17-consecutive 25-bp rate hikes that began in June 2004, when the fed funds rate was 1.0%.

Better-than-expected inflation data contributed to the rally among Treasuries and municipals. The producer price index (PPI) rose only 0.1% in July and August, the smallest increases year-to-date and below consensus expectations. The core PPI, which excludes food and energy, fell 0.3% in July and 0.4% in August. The August decline represents the steepest drop since April 2003. The core consumer price index (CPI) increased 0.2% in July and August, after 0.3% increases in April, May and June.

Slowing economy generates favorable backdrop for bonds

We see clear evidence that economic growth is beginning to decelerate. In particular, the widely watched housing market continued to show weakness, with existing home sales dropping for the fourth-consecutive month in August and new home sales dropping in July to their lowest level since February. The financial markets continue to closely monitor housing market data, given the FOMC’s expectations for a cooling housing market to restrain and offset strength in other areas of the economy.

Although the slowdown to date mainly has been housing-related, it appears to be broadening. Second-quarter gross domestic product (GDP) growth fell sharply to 2.6%, as compared with 5.6% in the first quarter, with a buildup in unsold inventory, which could drag on the third quarter’s figure. Job gains averaged 117,000 per month from April through July, down from an average of 169,000 in the prior 12 months. Consumer confidence has slipped significantly, and major discount retailers recently have warned of a slowing in sales growth. Small business optimism, according to surveys by the National Federation of Independent Businesses, has fallen back to near-recession levels.

Outlook

Although we do not forecast a recession, a classic economic slowdown appears to be unfolding, and this points to a potentially supportive environment for fixed income investors.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   1

JPMorgan Core Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$3,671,469
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AAA
Duration	4.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Bond Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities, returned 2.02% (Select Class Shares) over the six months ended August 31, 2006, compared to the 1.82% return for the Lehman Brothers Aggregate Bond Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, as interest rates moved modestly higher. The two-year U.S. Treasury rose 10 basis points (bps) to 4.78%, the 10-year Treasury increased 18 bps to 4.73%, and the 30-year Treasury advanced 37 bps to 4.88%.

The Fund’s high-quality bias and security selection in the credit and mortgage sectors positively impacted performance, but an underweight in the corporate bonds sector dragged on returns. The commercial mortgage-backed securities (CMBS) sector was the best performer, as represented by the Lehman Brothers CMBS Index, which earned 33 bps of excess return over comparable duration Treasuries.

The Fund maintained a slightly shorter duration than the benchmark, which buoyed performance earlier in the year when interest rates ratcheted higher, but detracted in July and August when the bond market rallied on speculation that the Federal Reserve was near the end of its tightening campaign.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities. We remained overweight in mortgage-backed securities (MBS) and asset-backed securities (ABS), and underweight in agency debentures and corporate bonds.

Due to rising name-specific event risk and generally tight spreads, we have maintained a defensive credit posture. Our high-quality bias was positive, as lower credit quality underperformed. BBB-rated securities posted an excess return of –11 bps, compared to –3 bps and 9 bps for A- and AA-rated securities, respectively.

In terms of maturity structure, we maintained an overweight in the 0–1 year segment and underweight in the 30-year portion of the yield curve. We continued to favor Treasury strips in the 2014–2018 range as opposed to the very long end of the maturity spectrum.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	45.9%
U.S. Treasury Obligations	20.9
Corporate Bonds	13.0
Mortgage Pass-Through Securities	7.2
Asset-Backed Securities	2.8
U.S. Government Agency Securities	1.9
Commercial Mortgage-Backed Securities	1.1
Other (Less than 1.0%)	0.7
Short-Term Investments	5.7
Investments of Cash Collateral for Securities Loaned	6.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

2   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		1.49%	4.65%	6.36%
With Sales Charge*		(2.29)	3.86	5.95
CLASS B SHARES	8/26/96
Without CDSC		0.84	3.98	5.82
With CDSC**		(4.16)	3.63	5.82
CLASS C SHARES	3/22/99
Without CDSC		0.85	3.98	5.69
With CDSC***		(0.15)	3.98	5.69
R CLASS SHARES	5/15/06	1.58	4.87	6.60
SELECT CLASS SHARES	6/1/91	1.64	4.88	6.61
ULTRA SHARES	2/22/05	1.84	4.95	6.64

*	Sales Charge for Class A Shares is 3.75%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999, includes the performance of the Pegasus Bond Fund and its predecessor. Historical performance shown for Class C, R Class and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior class performance (except for R Class and Ultra Shares) has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, Lehman Brothers Aggregate Bond Index, and the Lipper Intermediate U.S. Government Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Lipper Intermediate U.S. Government Fund Index represents the average total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   3

JPMorgan Core Plus Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 5, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$999,360
Primary Benchmark	Lehman Brothers Aggregate Bond Index
Average Credit Quality	AA2
Duration	4.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Core Plus Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities, returned 1.88% (Select Class Shares) over the six months ended August 31, 2006, compared to the 1.82% return for the Lehman Brothers Aggregate Bond Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, as interest rates moved modestly higher. The two-year U.S. Treasury rose 10 basis points (bps) to 4.78%, the 10-year Treasury increased 18 bps to 4.73%, and the 30-year Treasury advanced 37 bps to 4.88%.

The Fund maintained a slightly shorter duration than the benchmark, which buoyed performance earlier in the year when interest rates ratcheted higher, but detracted in July and August when the bond market rallied on speculation that the Federal Reserve (Fed) was near the end of its tightening campaign. The Fund’s yield curve position was generally positive, beginning and ending the period with an overweight in the 0–1 year part of the curve and underweight in the 20–30 year part of the curve.

Security selection in bonds rated below BBB (“high yield” or “ junk bonds”) positively impacted performance. On the negative side, an underweight in agency debentures and a slight overweight in mortgages dragged on performance. Although agency debt outperformed during the period, our underweight in favor of agency-backed mortgages worked against performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy, while keeping duration relatively close to the benchmark. The Fund’s sector allocations shifted to include more duration contribution from U.S. Treasuries and mortgage-backed securities and to decrease duration contribution from agency and credit sectors.

Exposure to the high-yield sector decreased slightly during the period. We believe that the odds are increasing that economic growth will finally slow and opportunistically look to decrease exposure to this sector.

We slightly increased the Fund’s overall duration to be closer to the benchmark due to the Fed’s impending pause in rate increases. Yield curve positions were largely unchanged.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	33.5%
Corporate Bonds	27.2
U.S. Treasury Obligations	18.9
Mortgage Pass-Through Securities	9.4
U.S. Government Agency Securities	3.0
Commercial Mortgage–Backed Securities	1.8
Other (Less than 1.0%)	2.0
Short-Term Investments	3.5
Investments of Cash Collateral for Securities Loaned	11.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

4   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		1.66%	4.48%	5.82%
With Sales Charge*		(2.17)	3.68	5.42
CLASS B SHARES	5/31/95
Without CDSC		1.00	3.84	5.23
With CDSC**		(4.00)	3.49	5.23
CLASS C SHARES	5/30/00
Without CDSC		1.10	3.87	5.12
With CDSC***		0.10	3.87	5.12
SELECT CLASS SHARES	3/5/93	1.88	4.75	6.08
ULTRA SHARES	2/22/05	2.11	4.82	6.12

*	Sales Charge for Class A Shares is 3.75%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data includes the performance of the Pegasus Multi-Sector Bond Fund and its predecessors for the period before its consolidation with JPMorgan Core Plus Bond Fund on March 22, 1999. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original Class offered. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, Lehman Brothers Aggregate Bond Index, and the Lipper Intermediate Investment Grade Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Aggregate Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Aggregate Bond Index represents the performance of the bond market as a whole. The Lipper Intermediate Investment Grade Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   5

JPMorgan Government Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 8, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$1,084,228
Primary Benchmark	Lehman Brothers Government Bond Index
Average Credit Quality	AAA
Duration	5.3 Years

Q:	HOW DID THE PORTFOLIO PERFORM?

A:	The JPMorgan Government Bond Fund, which seeks a high level of current income with liquidity and safety of principal, returned 1.41% (Select Class Shares) over the six months ended August 31, 2006, compared to the 1.72% return for the Lehman Brothers Government Bond Index over the same period.*

Q:	WHY DID THE PORTFOLIO PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as interest rates moved modestly higher. The two-year U.S. Treasury rose 10 basis points (bps) to 4.78%, the 10-year Treasury increased 18 bps to 4.73%, and the 30-year Treasury advanced 37 bps to 4.88%.

The Fund’s longer duration relative to the benchmark negatively impacted performance at the beginning of the period when rates increased. An overweight in the mortgage-backed securities (MBS) sector was also detrimental, as mortgages underperformed. On the positive side, the Fund’s longer-duration posture contributed to performance in July and August when the bond market rallied on speculation that the Federal Reserve was near the end of its tightening campaign. In addition, the collateralized mortgage obligation (CMO) segment of the MBS sector recovered from earlier poor performance.

Q:	HOW WAS THE PORTFOLIO MANAGED?

A:	We are value investors who focus on security selection. The majority of our time is spent looking for and analyzing securities, which, if selected, are held over time, resulting typically in a low turnover.

We continued to hold overweights in Treasury strips and mortgages, particularly well-structured CMOs, and underweights in agency debentures and Treasury notes. In addition, the Fund maintained a duration target of between 5–5.25 years.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	45.5%
U.S. Treasury Obligations	23.1
Mortgage Pass-Through Securities	11.1
U.S. Government Agency Securities	10.0
Short-Term Investments	7.6
Investments of Cash Collateral for Securities Loaned	15.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

6   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		0.68%	4.64%	6.05%
With Sales Charge*		(3.13)	3.84	5.65
CLASS B SHARES	1/14/94
Without CDSC		(0.03)	3.92	5.51
With CDSC**		(5.03)	3.57	5.51
CLASS C SHARES	3/22/99
Without CDSC		(0.02)	3.93	5.32
With CDSC***		(1.02)	3.93	5.32
SELECT CLASS SHARES	2/8/93	0.97	4.87	6.31

*	Sales Charge for Class A Shares is 3.75%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 8, 1993. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Government Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Government Bond Index represents the performance of securities issued by the U.S. Government. The Lipper General U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   7

JPMorgan High Yield Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1998
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$1,156,152
Primary Benchmark*	Lehman Brothers High Yield Index, 2% Issuer Constrained
Average Credit Quality	B2
Duration	4.3 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan High Yield Bond Fund, which seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated, returned 4.01% (Select Class Shares) over the six months ended August 31, 2006, compared to the 2.71% return for the Lehman Brothers High Yield Index, 2% Issuer Constrained over the same period. Capital appreciation is a secondary objective.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due to positive fundamentals for high-yield bonds (“junk bonds”). A strong economy, good corporate profits, moderate inflation and below-average default rates helped boost high-yield market returns. Corporate profits largely met or exceeded expectations, reaching an all-time high as a percentage of U.S. gross domestic product. Credit rating trends were solid. Liquidity in the market and intermediate- to long-term interest rates remained moderate, allowing refinancing alternatives for high-yield issuers. In addition, the high-yield market responded well to the Fed’s decision to not raise short-term interest rates in August.

Security selection in metals, utilities (electric) and healthcare contributed to performance. The Fund’s underweight in home construction also provided positive results versus the benchmark. On the negative side, security selection in media (cable), paper, finance and retail detracted from performance. The Fund’s underweight in BB-rated securities (the worst-performing rating sector) and exposure to floating-rate bank debt helped performance in a modestly rising interest rate environment. The Fund was also modestly overweight in CCC-rated securities, the best-performing rating sector.

Q:	HOW WAS THE FUND MANAGED?

A:	We gradually increased the Fund’s exposure to the BB sector during the period, as interest rates rose and began to reduce our floating-rate bank debt and note exposure. The overall goal in upgrading the Fund’s credit quality is to reduce price volatility due to overexposure to lower-quality credits when market fundamentals and sentiment turn negative. We believe that this is best accomplished while the market outlook remains strong and weaker credits generally are fully priced.

PORTFOLIO COMPOSITION***

Corporate Bonds	84.8%
Loan Participations	9.6
Other (Less than 1.0%)	2.6
Investments of Cash Collateral for Securities Loaned	23.3

*	The benchmark of the Fund was changed to the Lehman Brothers High Yield Index, 2% Issuer Constrained effective August 2, 2005.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition percentages are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

8   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/13/98
Without Sales Charge		5.98%	8.35%	6.08%
With Sales Charge*		1.96	7.52	5.56
CLASS B SHARES	11/13/98
Without CDSC		5.28	7.63	5.41
With CDSC**		0.28	7.33	5.41
CLASS C SHARES	3/22/99
Without CDSC		5.27	7.65	5.41
With CDSC***		4.27	7.65	5.41
R CLASS SHARES	5/15/06	6.20	8.63	6.36
SELECT CLASS SHARES	11/13/98	6.19	8.63	6.36
ULTRA SHARES	2/22/05	6.28	8.63	6.36

*	Sales Charge for Class A Shares is 3.75%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/13/98 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 13, 1998. Historical performance shown for Class C Shares prior to its inception is based on the performance of Class B Shares and historical performance shown for R Class and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Bond Fund, Lehman Brothers High Yield Index, 2% Issuer Constrained, Lehman Brothers High Yield Index and the Lipper High Yield Current Yield Bond Index from November 13, 1998 to August 31, 2006. The performance for the indices reflects an initial investment at the end of the month following the Fund’s inception. The benchmark for the Fund has changed from the Lehman Brothers High Yield Index to the Lehman Brothers High Yield Index, 2% Issuer Constrained in order to better represent investment policies for comparison purposes. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper High Yield Current Yield Bond Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers High Yield Index, 2% Issuer Constrained is comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lehman Brothers High Yield Index represents the performance of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The Lipper High Yield Current Yield Bond Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   9

JPMorgan Intermediate Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	June 1, 1991
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$1,170,560
Primary Benchmark	Lehman Brothers Intermediate Government/Credit Bond Index
Average Credit Quality	AA1
Duration	3.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intermediate Bond Fund, which seeks current income consistent with preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities, returned 2.23% (Select Class Shares) over the six months ended August 31, 2006, compared to the 2.15% return for the Lehman Brothers Intermediate Government/Credit Bond Index over the same period.*

Q:	WHY DID THE FUND PERFORM IN THIS WAY?

A:	The Fund outperformed its benchmark for the period. We maintained an underweight in the corporate, Treasury and agency sectors. Within the corporate sector, we continued to hold a bias toward financial and higher-rated credits, which served the Fund well during the past six months.

The Fund’s high-quality bias and security selection in the credit and mortgage sectors positively impacted performance, but an underweight in the corporate bonds sector dragged on returns. The commercial mortgage-backed securities (CMBS) sector also contributed, as represented by the Lehman Brothers CMBS Index, which earned 33 bps of excess return over comparable-duration Treasuries.

The Fund was positioned slightly longer than the benchmark, which negatively impacted performance in the first four months of the period due to climbing rates. In July and August, however, the longer duration was positive for returns, as the bond market rallied on speculation that the Federal Reserve was near the end of its tightening campaign.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s diversification among the spread sectors worked well, as lower-rated corporate bonds underperformed and CMBS outperformed comparable-duration Treasuries. Higher-rated corporate securities led the corporate sector in returns relative to comparable-duration Treasuries, while lower-rated credits were the worst performers. The Fund’s positioning in both higher-rated quality (78.55% AAA versus 67.5% for the benchmark) and BBB-rated credits (6.56% versus 11.0% for the benchmark) contributed to excess returns during the period.

The Fund’s duration positioning, roughly 3.73 years versus 3.63 years for the benchmark, is consistent with our duration management philosophy of maintaining our duration at ±10% of the benchmark.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	46.0%
Corporate Bonds	21.2
U.S. Treasury Obligations	21.0
Mortgage Pass-Through Securities	3.6
Asset-Backed Securities	2.3
U.S. Government Agency Securities	1.7
Commercial Mortgage-Backed Securities	1.2
Other (Less than 1.0%)	0.5
Short-Term Investments	2.1
Investments of Cash Collateral for Securities Loaned	8.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

10   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		1.77%	4.29%	5.82%
With Sales Charge*		(2.02)	3.49	5.41
CLASS B SHARES	9/23/96
Without CDSC		1.25	3.64	5.19
With CDSC**		(3.75)	3.29	5.19
CLASS C SHARES	3/22/99
Without CDSC		1.24	3.65	5.12
With CDSC***		0.24	3.65	5.12
SELECT CLASS SHARES	6/1/91	2.04	4.55	6.08
ULTRA SHARES	2/22/05	2.29	4.62	6.11

*	Sales Charge for Class A Shares is 3.75%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for periods prior to March 22, 1999 reflects the performance of the Pegasus Intermediate Bond Fund and its predecessors. Historical performance shown for Class B, C, and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class B and C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intermediate Bond Fund, Lehman Brothers Intermediate Government/Credit Bond Index and the Lipper Short Intermediate U.S. Government Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Intermediate Government/Credit Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short Intermediate U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Intermediate Government/Credit Bond Index represents the performance of U.S. Government agency and treasury securities and investment grade corporate bonds. The Lipper Short Intermediate U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   11

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	August 18, 2000
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$1,385,059
Primary Benchmark	Lehman Brothers Mortgage-Backed Securities Index
Average Credit Quality	AAA
Duration	4.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mortgage-Backed Securities Fund, which seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages, returned 2.17% (Select Class Shares) over the six months ended August 31, 2006, compared to the 2.05% return for the Lehman Brothers Mortgage-Backed Securities Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, as interest rates moved modestly higher. The two-year U.S. Treasury rose 10 basis points (bps) to 4.78%, the 10-year Treasury increased 18 bps to 4.73%, and the 30-year Treasury advanced 37 bps to 4.88%.

The Fund’s duration lengthened versus the benchmark, which supported performance earlier in the period when interest rates ratcheted higher, but detracted in July and August when the bond market rallied on speculation that the Federal Reserve (Fed) was near the end of its tightening campaign.

Security selection was positive, emphasizing collateralized mortgage obligations (CMO) rather than pass-through mortgage-backed securities. The Fund’s overall option-adjusted spread (OAS) widened less than the benchmark, which was encouraging and reflective of its CMO holdings, unlike its pass-through counterparts that trailed the benchmark.

The Fund’s yield curve position, which held an overweight in the 0–1 year part of the curve, contributed to performance, as the Fed raised the fed funds target rate by 75 bps.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection and relative value as our primary strategy while keeping duration relatively close to the benchmark. The investment process focuses on bottom-up portfolio construction and identifying what we believe are undervalued securities. We emphasize CMOs versus pass-through securities, as we believe this sub-sector offers more opportunities to find undervalued securities. The benchmark consists entirely of pass-through mortgage-backed securities.

The Fund’s duration was 3.70 years versus 3.66 years for the benchmark at the beginning of the period. At the end of the period, the duration was 4.1 years versus 4.0 years for the benchmark.

PORTFOLIO COMPOSITION**

Collateralized Mortgage Obligations	70.9%
Mortgage Pass-Through Securities	18.5
U.S. Government Agency Securities	1.3
Other (Less than 1.0%)	1.3
U.S. Treasury Obligations	1.0
Short-Term Investments	7.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

12   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		2.06%	4.94%	6.82%
With Sales Charge *		(1.76)	4.13	6.41
SELECT CLASS SHARES	8/18/00	2.24	5.13	7.10
ULTRA SHARES	2/22/05	2.48	5.20	7.14

*	Sales Charge for Class A Shares is 3.75%.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data for the Fund includes the performance of a common trust fund for periods prior to the commencement of operations of the JPMorgan Mortgage-Backed Securities Fund on August 18, 2000. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, Lehman Brothers Mortgage-Backed Securities Index, and the Lipper U.S. Mortgage Fund Index from August 31, 1996 to August 31, 2006. The performance for the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Mortgage-Backed Securities Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Mortgage-Backed Securities Index represents the performance of mortgage pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The Lipper U.S. Mortgage Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   13

JPMorgan Short Duration Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	September 4, 1990
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$878,054
Primary Benchmark	Lehman Brothers 1–3 Year Government/Credit Index
Average Credit Quality	AAA
Duration	1.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Duration Bond Fund, which seeks current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities, returned 2.31% (Select Class Shares) over the six months ended August 31, 2006, compared to the 2.33% return for the Lehman Brothers 1–3 Year Government/Credit Index over the same period.*

Q:  WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as interest rates moved modestly higher. The two-year U.S. Treasury rose 10 basis points (bps) to 4.78%, the 10-year Treasury increased 18 bps to 4.73%, and the 30-year Treasury advanced 37 bps to 4.88%.

The Fund’s underweight in agency debentures and a slightly shorter duration in July dragged on performance. On the positive side, security selection in the mortgage-backed securities (MBS) sector positively impacted performance.

The Fund’s duration lengthened over the period versus the benchmark, which supported performance earlier in the year when interest rates ratcheted higher, but detracted in July and August when the bond market rallied on speculation that the Federal Reserve (Fed) was near the end of its tightening campaign.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities. We remained overweight in MBS and asset-backed securities (ABS), and underweight in agency debentures and corporate bonds.

Due to rising name-specific event risk and generally tight spreads, we have maintained a defensive credit posture. Our high-quality bias was positive, as lower credit quality underperformed. BBB-rated securities posted an excess return of –11 bps, compared to –3 bps and 9 bps for A- and AA-rated securities, respectively.

In terms of maturity structure, we maintained an overweight in the 0–1 year and 3–5 year segments and underweight in the 1–3 year portion of the yield curve.

PORTFOLIO COMPOSITION**

U.S. Treasury Obligations	32.6%
Corporate Bonds	22.8
U.S. Government Agency Securities	17.7
Collateralized Mortgage Obligations	11.6
Mortgage Pass-Through Securities	6.8
Asset-Backed Securities	5.5
Other (Less than 1.0%)	0.7
Short-Term Investments	1.6
Investments of Cash Collateral for Securities Loaned	21.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

14   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		3.06%	3.00%	4.65%
With Sales Charge*		0.76	2.53	4.41
CLASS B SHARES	1/14/94
Without CDSC		2.52	2.49	4.36
With CDSC**		(0.48)	2.49	4.36
CLASS C SHARES	11/1/01	2.53	2.48	3.99
SELECT CLASS SHARES	9/4/90	3.30	3.26	4.92
ULTRA SHARES	2/22/05	3.57	3.35	4.96

*	Sales Charge for Class A Shares is 2.25%.

**	Assume 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 4, 1990. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Lehman Brothers 1–3 Year Government/Credit Index and the Lipper Short U.S. Government Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–3 Year Government/Credit Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–3 Year Government/Credit Index represents the performance of short-term government securities and corporate fixed-rate debt issues. The Lipper Short U.S. Government Fund Index represents the total returns of funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   15

JPMorgan Treasury & Agency Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$141,382
Primary Benchmark	Lehman Brothers 1–5 Treasury Index
Average Credit Quality	AAA
Duration	2.0 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Treasury and Agency Fund, which seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state taxes, returned 2.09% (Select Class Shares) over the six months ended August 31, 2006, compared to the 2.22% return for the Lehman Brothers 1–5 Year Treasury Index over the same period.*

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, as interest rates moved modestly higher. The two-year U.S. Treasury rose 10 basis points (bps) to 4.78%, the 10-year Treasury increased 18 bps to 4.73%, and the 30-year Treasury advanced 37 bps to 4.88%.

The Fund maintained a slightly shorter duration than the benchmark, which buoyed performance earlier in the year when interest rates ratcheted higher, but detracted in July and August when the bond market rallied on speculation that the Federal Reserve (Fed) was near the end of its tightening campaign. An overweight in the agency sector contributed to performance, as agency securities generated slightly better performance than Treasuries. Conversely, the Fund’s barbell yield curve positioning detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We are value investors who focus on security selection. The majority of our time is spent looking for and analyzing securities, which, if selected, are held over time, resulting in a typically low turnover. We continued to hold an overweight in agencies over the period, as they have provided more yield than Treasuries.

PORTFOLIO COMPOSITION**

U.S. Treasury Obligations	66.0%
U.S. Government Agency Securities	30.1
Short-Term Investments	2.9
Investments of Cash Collateral for Securities Loaned	24.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	Portfolio composition percentages are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

16   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		2.42%	3.43%	5.14%
With Sales Charge*		0.10	2.97	4.90
CLASS B SHARES	1/20/97
Without CDSC		1.84	2.90	4.79
With CDSC**		(1.16)	2.90	4.79
SELECT CLASS SHARES	1/20/97	2.66	3.66	5.35

*	Sales Charge for Class A Shares is 2.25%.

**	Assume 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The JPMorgan Treasury & Agency Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund includes the performance of the common trust fund prior to January 20, 1997 as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Lehman Brothers 1–5 Year Treasury Index, the Lehman Brothers Intermediate Treasury Index, and the Lipper Short U.S. Government Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers 1–5 Year Treasury Index and the Lehman Brothers Intermediate Treasury Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short U.S. Government Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers 1–5 Year Treasury Index represents the performance of U.S. Treasury-issued securities with maturities of one to five years. The Lehman Brothers Intermediate Treasury Index represents the performance of U.S. Treasury-issued securities with maturities of one to ten years. The Lehman Brothers Intermediate Treasury Index is shown for historical purposes only. The Lipper Short U.S. Government Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   17

JPMorgan Ultra Short Duration Bond Fund*
    (formerly JPMorgan Ultra Short Term Bond Fund)

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 2, 1993
Fiscal Year End	Last day of February
Net Assets as of 8/31/06 (In Thousands)	$1,522,393
Primary Benchmark	Lehman Brothers Short 9–12 Month U.S. Treasury Index
Average Credit Quality	AAA
Duration	1.1 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ultra Short Duration Bond Fund, which seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities, returned 2.35% (Select Class Shares) over the six months ended August 31, 2006, compared to the 2.27% return for the Lehman Brothers 9–12 Month U.S. Treasury Index over the same period.**

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period, as interest rates moved modestly higher. The six-month U.S. Treasury climbed 37 basis points (bps) to 5.10%, the two-year Treasury rose 10 bps to 4.78%, the 10-year Treasury increased 18 bps to 4.73%, and the 30-year Treasury advanced 37 bps to 4.88%.

The Fund’s allocation in the mortgage-backed securities (MBS) and asset-backed securities (ABS) sectors maintained favorable yield advantages relative to the benchmark. Additionally, the Fund benefited from adjustable-rate securities’ coupon resets at higher rates. On the negative side, our yield curve positioning and the Fund’s longer duration earlier in the period detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on security selection as our primary strategy, looking for attractively valued securities. We remained overweight in MBS and ABS, and had small allocations in the collateralized mortgage-backed security (CMBS) and credit sectors.

Due to rising name-specific event risk and generally tight spreads, we have maintained a defensive credit posture. Our high-quality bias was positive, as lower credit quality underperformed. BBB-rated securities posted an excess return of –11 bps, compared to –3 bps and 9 bps for A- and AA-rated securities, respectively.

In terms of maturity structure, we maintained an overweight in the 0–1 year segment and overweight in the 1–3 year, 3–5 year and 5+ year portions of the yield curve.

PORTFOLIO COMPOSITION***

Collateralized Mortgage Obligations	55.2%
Mortgage Pass-Through Securities	17.5
Asset-Backed Securities	15.1
Commercial Mortgage–Backed Securities	2.9
Corporate Bonds	1.6
Other (Less than 1.0%)	0.3
Short-Term Investments	7.6

*	The Fund’s name was changed from JPMorgan Ultra Short Term Bond Fund to JPMorgan Ultra Short Duration Bond Fund on July 1, 2006.

**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***	Portfolio composition percentages are based on net assets as of August 31, 2006. The Fund’s composition is subject to change.

18   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		3.55%	2.90%	4.45%
With Sales Charge*		1.18	2.43	4.21
CLASS B SHARES	1/14/94
Without CDSC		3.06	2.37	4.14
With CDSC**		0.06	2.37	4.14
CLASS C SHARES	11/1/01	3.17	2.38	3.76
SELECT CLASS SHARES	2/2/93	3.89	3.16	4.70
ULTRA SHARES	2/22/05	4.07	3.24	4.74

*	Sales Charge for Class A Shares is 2.25%.

**	Assume 3.00% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 2, 1993. Historical performance shown for Class C and Ultra Shares prior to their inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ultra Short Duration Bond Fund, the Lehman Brothers Short 9–12 Month U.S. Treasury Index and the Lipper Ultra Short Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Lehman Brothers Short 9–12 Month U.S. Treasury Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Ultra Short Fund Index includes expenses associated with a mutual fund, including investment management fees. These expenses are not identical to expenses charged by the Fund. The Lehman Brothers Short 9–12 Month U.S. Treasury Index represents the performance of aged U.S. Treasury notes and bonds with a remaining maturity from nine up to (but not including) twelve months. The Lipper Ultra Short Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and/or reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   19

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 93.5%
	Asset-Backed Securities — 2.8%
1,904	American Express Credit Account Master Trust, Series 2004-3, Class A, 4.35%, 12/15/11	1,869
	AmeriCredit Automobile Receivables Trust,
532	Series 2002-D, Class A4, 3.40%, 04/13/09	531
318	Series 2003-BX, Class A4A, 2.72%, 01/06/10	314
1,487	Series 2003-CF, Class A4, 3.48%, 05/06/10	1,474
1,771	Series 2003-DM, Class A4, 2.84%, 08/06/10	1,743
770	Series 2004-DF, Class A3, 2.98%, 07/06/09	762
2,222	Capital Auto Receivables Asset Trust, Series 2003-2, Class A4A, 1.96%, 01/15/09	2,218
	Capital One Auto Finance Trust,
1,302	Series 2003-B, Class A4, 3.18%, 09/15/10	1,282
3,450	Series 2004-A, Class A4, FRN, 5.43%, 03/15/11	3,451
6,355	Capital One Multi-Asset Execution Trust, Series 2003-A4, Class A4, 3.65%, 07/15/11	6,176
	Citibank Credit Card Issuance Trust,
11,250	Series 2000-A3, Class A3, 6.88%, 11/16/09	11,459
4,892	Series 2002-C2, Class C2, 6.95%, 02/18/14	5,201
3,300	Series 2005-B1, Class B1, 4.40%, 09/15/10	3,243
1,671	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, FRN, 5.70%, 12/25/33	1,678
2,333	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	2,296
868	Conseco Finance, Series 2001-B, Class 1M1, 7.27%, 06/15/32	872
	Countrywide Asset-Backed Certificates,
2,070	Series 2003-5, Class MF1, 5.41%, 01/25/34	2,050
270	Series 2004-1, Class 3A, FRN, 5.60%, 04/25/34	270
1,290	Series 2004-1, Class M1, FRN, 5.82%, 03/25/34	1,297
1,060	Series 2004-1, Class M2, FRN, 5.87%, 03/25/34	1,065
11,562	Series 2004-AB2, Class A2, FRN, 5.59%, 05/25/36	11,579
598	Daimler Chrysler Auto Trust, Series 2003-A, Class A4, 2.88%, 10/08/09	593
342	Ford Credit Auto Owner Trust, Series 2004-A, Class A3, 2.93%, 03/15/08	340
1,268	GE Capital Mortgage Services, Inc., Series 1999-HE1, Class M, 6.71%, 04/25/29	1,258
285	Green Tree Financial Corp., Series 1995-4, Class A6, 7.30%, 06/15/25	287
910	Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	893
	Long Beach Mortgage Loan Trust,
287	Series 2004-1, Class A3, FRN, 5.62%, 02/25/34	287
81	Series 2004-3, Class A3, FRN, 5.58%, 07/25/34	81
1,500	Series 2004-3, Class M1, FRN, 5.89%, 07/25/34	1,512
1,655	M&I Auto Loan Trust, Series 2003-1, Class A4, 2.97%, 04/20/09	1,629
	MBNA Credit Card Master Note Trust,
3,000	Series 2001-C2, Class C2, FRN, 6.48%, 12/15/10 (e)	3,054
3,083	Series 2002-C1, Class C1, 6.80%, 07/15/14	3,275
3,000	Series 2003-A1, Class A1, 3.30%, 07/15/10	2,921
1,288	Series 2003-C1, Class C1, FRN, 7.03%, 06/15/12	1,352
	MBNA Master Credit Card Trust USA,
2,240	Series 1999-J, Class C, 7.85%, 02/15/12 (e)	2,408
1,960	Series 2000-D, Class C, 8.40%, 09/15/09	1,993
176	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, 7.43%, 08/01/24	176
1,738	Morgan Stanley Auto Loan Trust, Series 2003-HB1, Class A2, 2.17%, 04/15/11	1,720
	Onyx Acceptance Grantor Trust,
1,540	Series 2003-C, Class A4, 2.66%, 05/17/10	1,520
120	Series 2004-B, Class A3, 3.09%, 09/15/08	119
464	Option One Mortgage Loan Trust, Series 2003-1, Class A2, FRN, 5.74%, 02/25/33	465
191	Residential Asset Mortgage Products, Inc., Series 2001-RS3, Class AI4, SUB, 6.79%, 10/25/31	190
	Residential Asset Securities Corp.,
300	Series 2002-KS4, Class AIIB, FRN, 5.57%, 07/25/32	300
534	Series 2003-KS5, Class AIIB, FRN, 5.61%, 07/25/33	534
590	Series 2003-KS9, Class A2B, FRN, 5.64%, 11/25/33	591
5,605	SLM Student Loan Trust, Series 2003-11, Class A5, 2.99%, 12/15/22 (e)	5,554
2,023	Triad Auto Receivables Owner Trust, Series 2003-B, Class A4, 3.20%, 12/13/10	1,986
2,615	Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A4, 2.94%, 03/22/10	2,572
	Wachovia Asset Securitization, Inc.,
845	Series 2002-HE2, Class A, FRN, 5.76%, 12/25/32	846
2,594	Series 2003-HE3, Class A, FRN, 5.57%, 11/25/33	2,600
	WFS Financial Owner Trust,
807	Series 2002-4, Class A4A, 3.11%, 08/20/10	803
835	Series 2003-2, Class A4, 2.41%, 12/20/10	824
1,300	Series 2003-4, Class A4, 3.15%, 05/20/11	1,280

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
122	Series 2004-2, Class A3, 2.85%, 09/22/08	122
	Total Asset-Backed Securities (Cost $104,809)	104,915
	Collateralized Mortgage Obligations — 45.9%
	Agency CMO — 33.6%
2,709	Federal Home Loan Bank, Series 2000, Class Y, 5.27%, 12/28/12	2,697
	Federal Home Loan Mortgage Corp.,
190	Series 11, Class D, 9.50%, 07/15/19	198
61	Series 22, Class C, 9.50%, 04/15/20	61
89	Series 23, Class F, 9.60%, 04/15/20	88
2	Series 41, Class I, HB, 84.00%, 05/15/20	2
12	Series 47, Class F, 10.00%, 06/15/20	12
33	Series 99, Class Z, 9.50%, 01/15/21	35
17	Series 134, Class B, IO, 9.00%, 04/01/22	4
1	Series 204, Class E, HB, IF, 818.40%, 05/15/23	2
—(h)	Series 1045, Class G, HB, 1,067.64%, 02/15/21	—	(h)
40	Series 1065, Class J, 9.00%, 04/15/21	42
13	Series 1079, Class S, IF, 15.73%, 05/15/21	13
64	Series 1084, Class F, FRN, 6.33%, 05/15/21	64
45	Series 1084, Class S, HB, IF, 21.24%, 05/15/21	46
69	Series 1116, Class I, 5.50%, 08/15/21	68
52	Series 1144, Class KB, 8.50%, 09/15/21	52
—(h)	Series 1172, Class L, HB, VAR, 1,182.96%, 11/15/21	1
2	Series 1196, Class B, HB, IF, 532.80%, 01/15/22	4
743	Series 1212, Class IZ, 8.00%, 02/15/22	742
109	Series 1250, Class J, 7.00%, 05/15/22	109
—(h)	Series 1298, Class L, HB, 981.87%, 06/15/07	—	(h)
130	Series 1343, Class LA, 8.00%, 08/15/22	131
164	Series 1343, Class LB, 7.50%, 08/15/22	165
313	Series 1370, Class JA, FRN, 6.53%, 09/15/22	313
293	Series 1455, Class WB, IF, 1.99%, 12/15/22	266
26	Series 1465, Class SA, IF, IO, 3.63%, 02/15/08	1
1,375	Series 1466, Class PZ, 7.50%, 02/15/23	1,416
23	Series 1470, Class F, FRN, 5.09%, 02/15/23	24
1,653	Series 1498, Class I, FRN, 6.53%, 04/15/23	1,678
2,056	Series 1502, Class PX, 7.00%, 04/15/23	2,113
276	Series 1505, Class Q, 7.00%, 05/15/23	284
20	Series 1506, Class F, FRN, 5.74%, 05/15/08	20
4	Series 1506, Class S, IF, 10.53%, 05/15/08	4
69	Series 1506, Class SD, IF, IO, 3.13%, 05/15/08	—	(h)
1,469	Series 1512, Class J, 6.50%, 05/15/08	1,467
281	Series 1513, Class N, 6.50%, 05/15/08	281
668	Series 1518, Class G, IF, 3.78%, 05/15/23	644
234	Series 1541, Class M, IF, 11.42%, 07/15/23	262
638	Series 1541, Class O, FRN, 4.26%, 07/15/23	620
106	Series 1544, Class J, IF, 7.05%, 07/15/08	107
668	Series 1558, Class D, 6.50%, 07/15/23	677
109	Series 1561, Class TA, PO, 08/15/08	105
58	Series 1570, Class F, FRN, 5.59%, 08/15/23	59
2,310	Series 1573, Class PZ, 7.00%, 09/15/23	2,391
78	Series 1575, Class FB, FRN, 6.88%, 08/15/08	79
33	Series 1575, Class SB, IF, 3.37%, 08/15/08	32
1,275	Series 1591, Class PV, 6.25%, 10/15/23	1,300
193	Series 1595, Class D, 7.00%, 10/15/13	195
570	Series 1596, Class D, 6.50%, 10/15/13	579
39	Series 1602, Class SA, IF, 5.28%, 10/15/23	37
154	Series 1604, Class SA, IF, 7.35%, 11/15/08	156
257	Series 1606, Class SC, IF, 10.26%, 11/15/08	265
81	Series 1607, Class SA, IF, 10.23%, 10/15/13	88
4,200	Series 1608, Class L, 6.50%, 09/15/23	4,343
1,866	Series 1609, Class LG, IF, 5.69%, 11/15/23	1,873
769	Series 1611, Class JA, FRN, 6.63%, 08/15/23	776
733	Series 1611, Class JB, IF, 2.72%, 08/15/23	703
280	Series 1612, Class SD, IF, 7.54%, 11/15/08	284
237	Series 1625, Class SD, IF, 8.51%, 12/15/08	240
2,565	Series 1642, Class PJ, 6.00%, 11/15/23	2,595
85	Series 1659, Class SB, IF, 8.50%, 01/15/09	87
21	Series 1671, Class QC, IF, 10.00%, 02/15/24	26
128	Series 1685, Class Z, 6.00%, 11/15/23	129
24	Series 1686, Class SH, FRN, 7.14%, 02/15/24	26
133	Series 1689, Class SD, IF, 8.45%, 10/15/23	137
560	Series 1695, Class EB, 7.00%, 03/15/24	584
495	Series 1698, Class SC, IF, 9.15%, 03/15/09	512
167	Series 1699, Class FC, FRN, 5.98%, 03/15/24	168
800	Series 1700, Class GA, PO, 02/15/24	655
1,401	Series 1706, Class K, 7.00%, 03/15/24	1,462
80	Series 1709, Class FA, FRN, 4.22%, 03/15/24	78
245	Series 1745, Class D, 7.50%, 08/15/24	245
2,096	Series 1798, Class F, 5.00%, 05/15/23	2,040
225	Series 1807, Class A, 6.00%, 11/15/08	225
33	Series 1807, Class G, 9.00%, 10/15/20	34
592	Series 1829, Class ZB, 6.50%, 03/15/26	608
84	Series 1844, Class E, 6.50%, 10/15/13	84
3,880	Series 1863, Class Z, 6.50%, 07/15/26	3,977
58	Series 1865, Class D, PO, 02/15/24	36
374	Series 1890, Class H, 7.50%, 09/15/26	393
916	Series 1899, Class ZE, 8.00%, 09/15/26	958

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
177	Series 1900, Class T, PO, 08/15/08	173
58	Series 1935, Class FL, FRN, 6.08%, 02/15/27	58
840	Series 1963, Class Z, 7.50%, 01/15/27	861
177	Series 1967, Class PC, PO, 10/15/08	173
140	Series 1970, Class PG, 7.25%, 07/15/27	140
1,146	Series 1981, Class Z, 6.00%, 05/15/27	1,154
526	Series 1987, Class PE, 7.50%, 09/15/27	536
71	Series 2017, Class SE, IF, 9.14%, 12/15/08	73
1,184	Series 2019, Class Z, 6.50%, 12/15/27	1,214
900	Series 2025, Class PE, 6.30%, 01/15/13	909
428	Series 2033, Class SN, IF, IO, 13.07%, 03/15/24	162
1,165	Series 2038, Class PN, IO, 7.00%, 03/15/28	217
1,540	Series 2040, Class PE, 7.50%, 03/15/28	1,597
1,618	Series 2054, Class PV, 7.50%, 05/15/28	1,689
1,238	Series 2055, Class OE, 6.50%, 05/15/13	1,260
3,805	Series 2075, Class PH, 6.50%, 08/15/28	3,903
2,660	Series 2075, Class PM, 6.25%, 08/15/28	2,717
2,112	Series 2086, Class GB, 6.00%, 09/15/28	2,137
1,386	Series 2089, Class PJ, IO, 7.00%, 10/15/28	261
5,715	Series 2095, Class PE, 6.00%, 11/15/28	5,803
785	Series 2097, Class PV, 6.00%, 09/15/09	789
2,778	Series 2102, Class TC, 6.00%, 12/15/13	2,815
1,805	Series 2102, Class TU, 6.00%, 12/15/13	1,829
7,181	Series 2115, Class PE, 6.00%, 01/15/14	7,275
2,117	Series 2125, Class JZ, 6.00%, 02/15/29	2,143
265	Series 2130, Class QR, 6.00%, 02/15/28	265
394	Series 2132, Class SB, IF, 7.14%, 03/15/29	413
320	Series 2134, Class PI, IO, 6.50%, 03/15/19	60
197	Series 2135, Class UK, IO, 6.50%, 03/15/14	29
200	Series 2141, IO, 7.00%, 04/15/29	43
328	Series 2143, Class CD, 6.00%, 02/15/28	329
427	Series 2163, Class PC, IO, 7.50%, 06/15/29	96
2,240	Series 2169, Class TB, 7.00%, 06/15/29	2,367
1,400	Series 2172, Class QC, 7.00%, 07/15/29	1,473
1,753	Series 2176, Class OJ, 7.00%, 08/15/29	1,812
534	Series 2189, Class SA, IF, 6.87%, 02/15/28	545
1,277	Series 2201, Class C, 8.00%, 11/15/29	1,332
942	Series 2209, Class TC, 8.00%, 01/15/30	996
1,276	Series 2210, Class Z, 8.00%, 01/15/30	1,330
300	Series 2224, Class CB, 8.00%, 03/15/30	309
1,099	Series 2230, Class Z, 8.00%, 04/15/30	1,131
910	Series 2234, Class PZ, 7.50%, 05/15/30	949
765	Series 2247, Class Z, 7.50%, 08/15/30	768
992	Series 2256, Class MC, 7.25%, 09/15/30	1,005
2,149	Series 2259, Class ZM, 7.00%, 10/15/30	2,217
106	Series 2261, Class ZY, 7.50%, 10/15/30	107
280	Series 2262, Class Z, 7.50%, 10/15/30	281
2,057	Series 2271, Class PC, 7.25%, 12/15/30	2,098
2,184	Series 2283, Class K, 6.50%, 12/15/23	2,270
1,367	Series 2296, Class PD, 7.00%, 03/15/31	1,418
110	Series 2299, Class G, 7.00%, 05/15/14	110
372	Series 2306, Class K, PO, 05/15/24	306
879	Series 2306, Class SE, IF, IO, 5.53%, 05/15/24	140
1,322	Series 2313, Class LA, 6.50%, 05/15/31	1,359
933	Series 2323, Class VO, 6.00%, 10/15/22	938
2,940	Series 2325, Class PM, 7.00%, 06/15/31	3,101
1,680	Series 2335, Class VH, 7.00%, 05/15/14	1,687
7,341	Series 2344, Class QG, 6.00%, 08/15/16	7,435
15,071	Series 2344, Class ZD, 6.50%, 08/15/31	15,418
1,314	Series 2344, Class ZJ, 6.50%, 08/15/31	1,350
1,471	Series 2345, Class NE, 6.50%, 08/15/31	1,506
2,228	Series 2345, Class PQ, 6.50%, 08/15/16	2,282
36	Series 2345, Class PV, 6.50%, 01/15/24	36
32	Series 2349, Class NW, 6.50%, 10/15/16	32
1,084	Series 2351, Class PZ, 6.50%, 08/15/31	1,117
2,547	Series 2353, Class TD, 6.00%, 09/15/16	2,591
2,381	Series 2355, Class BP, 6.00%, 09/15/16	2,412
996	Series 2359, Class PM, 6.00%, 09/15/16	1,009
1,776	Series 2359, Class ZB, 8.50%, 06/15/31	2,036
4,297	Series 2360, Class PG, 6.00%, 09/15/16	4,350
2,533	Series 2362, Class PD, 6.50%, 06/15/20	2,547
540	Series 2362, Class PJ, 6.50%, 10/15/28	542
1,012	Series 2363, Class PF, 6.00%, 09/15/16	1,024
1,841	Series 2366, Class MD, 6.00%, 10/15/16	1,864
2,352	Series 2367, Class ME, 6.50%, 10/15/31	2,439
1,676	Series 2371, Class VB, 6.00%, 08/15/15	1,677
322	Series 2374, Class PV, 5.50%, 12/15/14	321
92	Series 2382, Class TL, IO, 6.50%, 02/15/31	3
414	Series 2391, Class QE, 5.50%, 05/15/15	413
7,197	Series 2391, Class QR, 5.50%, 12/15/16	7,209
1,175	Series 2391, Class VQ, 6.00%, 10/15/12	1,193
2,800	Series 2392, Class PV, 6.00%, 12/15/20	2,820
2,286	Series 2394, Class MC, 6.00%, 12/15/16	2,316
2,800	Series 2399, Class OH, 6.50%, 01/15/32	2,882
4,480	Series 2399, Class TH, 6.50%, 01/15/32	4,610
4,733	Series 2410, Class NG, 6.50%, 02/15/32	4,897
1,436	Series 2410, Class OE, 6.38%, 02/15/32	1,464
3,615	Series 2410, Class QS, IF, 5.64%, 02/15/32	3,581
1,204	Series 2410, Class QX, IF, IO, 3.32%, 02/15/32	94

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
599	Series 2412, Class SE, IF, 4.99%, 02/15/09	597
2,030	Series 2412, Class SP, IF, 5.44%, 02/15/32	1,919
5,270	Series 2420, Class XK, 6.50%, 02/15/32	5,434
2,702	Series 2423, Class MC, 7.00%, 03/15/32	2,801
2,719	Series 2423, Class MT, 7.00%, 03/15/32	2,819
2,155	Series 2425, Class OB, 6.00%, 03/15/17	2,184
3,360	Series 2430, Class WF, 6.50%, 03/15/32	3,477
3,845	Series 2434, Class TC, 7.00%, 04/15/32	3,992
840	Series 2435, Class CJ, 6.50%, 04/15/32	869
2,800	Series 2435, Class VH, 6.00%, 07/15/19	2,841
3,419	Series 2436, Class MC, 7.00%, 04/15/32	3,550
2,397	Series 2444, Class ES, IF, IO, 2.62%, 03/15/32	161
1,412	Series 2450, Class GZ, 7.00%, 05/15/32	1,454
1,918	Series 2450, Class SW, IF, IO, 2.67%, 03/15/32	144
3,636	Series 2455, Class GK, 6.50%, 05/15/32	3,755
1,400	Series 2458, Class QE, 5.50%, 06/15/17	1,404
3,593	Series 2460, Class VZ, 6.00%, 11/15/29	3,630
391	Series 2461, Class VB, 6.50%, 04/15/18	391
2,856	Series 2466, Class PG, 6.50%, 04/15/32	2,946
1,400	Series 2466, Class PH, 6.50%, 06/15/32	1,449
2,800	Series 2474, Class NR, 6.50%, 07/15/32	2,899
1,031	Series 2480, Class PV, 6.00%, 07/15/11	1,045
2,627	Series 2484, Class LZ, 6.50%, 07/15/32	2,749
1,342	Series 2488, Class WS, IF, 4.99%, 08/15/17	1,333
2,402	Series 2498, Class UD, 5.50%, 06/15/16	2,400
1,587	Series 2500, Class GD, 5.50%, 12/15/15	1,584
3,360	Series 2500, Class MC, 6.00%, 09/15/32	3,368
1,731	Series 2500, Class TD, 5.50%, 02/15/16	1,728
1,680	Series 2512, Class PG, 5.50%, 10/15/22	1,653
3,541	Series 2513, Class YO, PO, 02/15/32	3,031
5,601	Series 2515, Class DE, 4.00%, 03/15/32	5,182
2,397	Series 2518, Class PX, 5.50%, 09/15/13	2,404
724	Series 2519, Class BT, 8.50%, 09/15/31	776
922	Series 2521, Class PU, 5.50%, 05/15/10	925
3,229	Series 2527, Class VU, 5.50%, 10/15/13	3,234
2,520	Series 2535, Class BK, 5.50%, 12/15/22	2,520
3,360	Series 2537, Class TE, 5.50%, 12/15/17	3,360
1,680	Series 2541, Class GX, 5.50%, 02/15/17	1,681
2,800	Series 2543, Class YX, 6.00%, 12/15/32	2,822
3,640	Series 2544, Class HC, 6.00%, 12/15/32	3,662
3,763	Series 2552, Class ME, 6.00%, 01/15/33	3,784
2,910	Series 2565, Class MB, 6.00%, 05/15/30	2,941
1,904	Series 2567, Class QD, 6.00%, 02/15/33	1,912
883	Series 2571, Class SK, IF, 11.51%, 09/15/23	1,036
5,601	Series 2575, Class ME, 6.00%, 02/15/33	5,652
1,416	Series 2586, Class HD, 5.50%, 03/15/23	1,368
3,466	Series 2586, Class WI, IO, 6.50%, 03/15/33	856
2,547	Series 2594, Class VA, 6.00%, 03/15/14	2,584
5,510	Series 2594, Class VP, 6.00%, 02/15/14	5,579
5,265	Series 2594, Class VQ, 6.00%, 08/15/20	5,308
1,420	Series 2595, Class HC, 5.50%, 04/15/23	1,384
2,051	Series 2596, Class QG, 6.00%, 03/15/33	2,056
9,617	Series 2597, Class DS, IF, IO, 2.22%, 02/15/33	602
12,920	Series 2599, Class DS, IF, IO, 1.67%, 02/15/33	659
15,665	Series 2610, Class DS, IF, IO, 1.77%, 03/15/33	912
16,132	Series 2611, Class SH, IF, IO, 2.32%, 10/15/21	1,065
1,680	Series 2611, Class UH, 4.50%, 05/15/18	1,576
2,240	Series 2617, Class GR, 4.50%, 05/15/18	2,107
575	Series 2619, Class HR, 3.50%, 11/15/31	533
2,443	Series 2619, Class IM, IO, 5.00%, 10/15/21	336
802	Series 2624, Class IU, IO, 5.00%, 06/15/33	198
14,457	Series 2626, Class NS, IF, IO, 1.22%, 06/15/23	717
3,349	Series 2630, Class KN, 2.50%, 04/15/13	3,253
3,360	Series 2631, Class LC, 4.50%, 06/15/18	3,165
904	Series 2633, Class EO, PO, 08/15/33	616
19,100	Series 2636, Class Z, 4.50%, 06/15/18	17,825
4,525	Series 2637, Class SA, IF, IO, 0.77%, 06/15/18	128
920	Series 2638, Class DS, IF, 3.27%, 07/15/23	744
6,052	Series 2638, Class SA, IF, IO, 1.77%, 11/15/16	241
1,232	Series 2640, Class UG, IO, 5.00%, 01/15/32	383
1,591	Series 2640, Class UR, IO, 4.50%, 08/15/17	154
1,386	Series 2643, Class HI, IO, 4.50%, 12/15/16	133
1,463	Series 2643, Class KG, 4.00%, 05/15/18	1,458
10,082	Series 2650, Class SO, PO, 12/15/32	8,062
2,161	Series 2650, PO, 12/15/32	1,729
17,573	Series 2651, Class VZ, 4.50%, 07/15/18	16,386
2,488	Series 2656, Class SH, IF, 5.61%, 02/15/25	2,430
4,033	Series 2668, Class SB, IF, 2.46%, 10/15/15	3,592
2,800	Series 2672, Class ME, 5.00%, 11/15/22	2,713
922	Series 2672, Class SJ, IF, 2.42%, 09/15/16	811
8,401	Series 2675, Class CK, 4.00%, 09/15/18	7,610
3,611	Series 2682, Class YS, IF, 0.90%, 10/15/33	2,332
603	Series 2683, Class VA, 5.50%, 02/15/21	606
4,480	Series 2684, Class TO, PO, 10/15/33	2,592
16,000	Series 2684, PO, 01/15/33	9,692
2,240	Series 2686, Class GB, 5.00%, 05/15/20	2,214
6,260	Series 2686, Class NS, IF, IO, 2.27%, 10/15/21	392
2,705	Series 2691, Class WS, IF, 1.01%, 10/15/33	1,748
1,000	Series 2695, Class DE, 4.00%, 01/15/17	942
931	Series 2696, Class CO, PO, 10/15/18	653

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,791	Series 2702, Class PC, 5.00%, 01/15/23	1,724
1,809	Series 2705, Class SC, IF, 1.01%, 11/15/33	1,224
3,418	Series 2705, Class SD, IF, 2.15%, 11/15/33	2,487
2,240	Series 2715, Class OG, 5.00%, 01/15/23	2,141
4,480	Series 2716, Class UN, 4.50%, 12/15/23	4,119
2,240	Series 2720, Class PC, 5.00%, 12/15/23	2,170
5,271	Series 2721, Class PI, IO, 5.00%, 05/15/16	297
11,481	Series 2727, Class BS, IF, 1.08%, 01/15/34	6,802
400	Series 2727, PO, 01/15/34	226
93	Series 2733, Class GF, FRN, 0.82%, 09/15/33	88
1,254	Series 2739, Class S, IF, 1.34%, 01/15/34	713
2,000	Series 2743, Class HC, 4.50%, 12/15/15	1,949
2,150	Series 2743, Class HD, 4.50%, 08/15/17	2,063
2,008	Series 2744, Class FE, FRN, 0.31%, 02/15/34	1,588
1,120	Series 2744, Class PC, 5.50%, 01/15/31	1,124
2,535	Series 2744, Class PE, 5.50%, 02/15/34	2,536
4,827	Series 2744, Class TU, 5.50%, 05/15/32	4,748
3,834	Series 2749, Class PK, IO, 5.00%, 09/15/22	174
1,173	Series 2753, Class S, IF, 1.34%, 02/15/34	680
4,977	Series 2755, Class SA, IF, 3.54%, 05/15/30	4,571
6,007	Series 2755, Class PA, PO, 02/15/29	5,136
2,000	Series 2764, Class UC, 5.00%, 05/15/27	1,975
1,734	Series 2766, Class SX, IF, 0.29%, 03/15/34	1,136
1,048	Series 2769, PO, 03/15/34	620
675	Series 2771, Class FG, FRN, 0.25%, 03/15/34	534
5,533	Series 2776, Class SK, IF, 1.08%, 04/15/34	3,770
1,141	Series 2778, Class BS, IF, 2.43%, 04/15/34	875
1,206	Series 2780, Class JG, 4.50%, 04/15/19	1,126
2,000	Series 2809, Class UB, 4.00%, 09/15/17	1,878
2,000	Series 2809, Class UC, 4.00%, 06/15/19	1,797
399	Series 2827, Class SQ, FRN, 7.50%, 01/15/19	402
187	Series 2841, Class GO, PO, 08/15/34	136
1,744	Series 2846, PO, 08/15/34	1,452
993	Series 2849, PO, 08/15/34	724
2,000	Series 2864, Class GB, 4.00%, 09/15/19	1,809
6,500	Series 2872, Class JD, 4.50%, 01/15/16	6,356
469	Series 2888, Class SL, IF, 1.74%, 11/15/34	400
2,319	Series 2965, Class GD, 4.50%, 04/15/20	2,180
1,000	Series 2975, Class KO, PO, 05/15/35	574
2,148	Series 2989, PO, 06/15/23	1,663
4,000	Series 3047, Class OB, 5.50%, 12/15/33	4,006
2,500	Series 3064, Class OB, 5.50%, 07/15/29	2,495
3,134	Series 3101, Class EA, 6.00%, 06/15/20	3,122
3,837	Series 3117, Class OK, PO, 02/15/36	2,693
1,234	Series 3122, Class ZB, 6.00%, 03/15/36	1,233
5,520	Series 3134, PO, 03/15/36	4,296
6,531	Series 3138, PO, 04/15/36	4,794
3,474	Series 3150, PO, 05/15/36	2,584
1,986	Series 3158, Class LX, FRN, 0.64%, 05/15/36	1,686
909	Series 3164, Class CF, FRN, 0.50%, 04/15/33	817
3,071	Series 3189, Class SN, FRN, 0.75%, 11/15/35	2,933
	Federal Home Loan Mortgage Corp., Structured Pass Through Securities,
2,164	Series T-41, Class 3A, 7.50%, 07/25/32	2,239
1,338	Series T-51, Class 2A, VAR, 7.50%, 08/25/42	1,391
6,404	Series T-54, Class 2A, 6.50%, 02/25/43	6,452
2,254	Series T-54, Class 3A, 7.00%, 02/25/43	2,317
936	Series T-58, Class A, PO, 09/25/43	792
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
1,361	Series 8, Class ZA, 7.00%, 03/25/23	1,384
97	Series 29, Class J, 7.00%, 09/25/23	96
2,159	Series 55, Class GL, IF, IO, 0.60%, 04/25/24	8
	Federal National Mortgage Association,
28	Series 23, Class 2, IO, 10.00%, 09/01/17	7
3	Series 50, Class 2, IO, 10.50%, 03/01/19	1
100	Series 218, Class 2, IO, 7.50%, 04/01/23	23
81	Series 265, Class 2, 9.00%, 03/01/24	87
2,185	Series 329, Class 1, PO, 12/01/32	1,621
2,458	Series 340, Class 1, PO, 09/01/33	1,759
21	Series 1988-7, Class Z, 9.25%, 04/25/18	22
102	Series 1989-70, Class G, 8.00%, 10/25/19	108
34	Series 1989-78, Class H, 9.40%, 11/25/19	37
69	Series 1989-83, Class H, 8.50%, 11/25/19	74
65	Series 1989-89, Class H, 9.00%, 11/25/19	69
45	Series 1990-1, Class D, 8.80%, 01/25/20	48
11	Series 1990-60, Class K, 5.50%, 06/25/20	11
21	Series 1990-63, Class H, 9.50%, 06/25/20	22
21	Series 1990-93, Class G, 5.50%, 08/25/20	21
—(h)	Series 1990-94, Class H, HB, 505.92%, 08/25/20	5
—(h)	Series 1990-95, Class J, HB, 1,118.04%, 08/25/20	10
83	Series 1990-102, Class J, 6.50%, 08/25/20	85
155	Series 1990-120, Class H, 9.00%, 10/25/20	167
14	Series 1990-134, Class SC, IF, 13.58%, 11/25/20	16
1	Series 1990-140, Class K, HB, 652.15%, 12/25/20	11
—(h)	Series 1991-7, Class K, HB, 907.68%, 02/25/21	2
65	Series 1991-24, Class Z, 5.00%, 03/25/21	64

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
74	Series 1992-38, Class Z, 7.50%, 02/25/22	75
15	Series 1992-101, Class J, 7.50%, 06/25/22	15
353	Series 1992-136, Class PK, 6.00%, 08/25/22	358
249	Series 1992-143, Class MA, 5.50%, 09/25/22	249
41	Series 1992-152, Class N, IO, 8.00%, 08/25/07	1
350	Series 1992-156, Class K, 7.50%, 09/25/07	352
605	Series 1992-163, Class M, 7.75%, 09/25/22	637
1,077	Series 1992-188, Class PZ, 7.50%, 10/25/22	1,128
100	Series 1993-8, Class H, 7.00%, 01/25/08	100
473	Series 1993-21, Class KA, 7.70%, 03/25/23	498
678	Series 1993-25, Class J, 7.50%, 03/25/23	713
187	Series 1993-27, Class SA, IF, 15.50%, 02/25/23	235
329	Series 1993-55, Class K, 6.50%, 05/25/08	330
139	Series 1993-59, Class FA, FRN, 6.09%, 05/25/08	139
290	Series 1993-62, Class SA, IF, 10.99%, 04/25/23	326
40	Series 1993-72, Class F, FRN, 4.99%, 05/25/08	40
23	Series 1993-107, Class F, FRN, 4.94%, 06/25/08	23
306	Series 1993-164, Class SC, IF, 9.66%, 09/25/08	314
139	Series 1993-165, Class SD, IF, 6.18%, 09/25/23	139
303	Series 1993-165, Class SK, IF, 12.50%, 09/25/23	351
731	Series 1993-167, Class GA, 7.00%, 09/25/23	748
88	Series 1993-175, Class SA, IF, 11.12%, 09/25/08	92
210	Series 1993-179, Class SB, IF, 11.86%, 10/25/23	242
140	Series 1993-179, Class SC, IF, 10.50%, 10/25/23	155
88	Series 1993-186, Class SA, IF, 9.25%, 09/25/08	90
265	Series 1993-190, Class S, IF, 7.38%, 10/25/08	268
88	Series 1993-196, Class FA, FRN, 4.99%, 10/25/08	87
49	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	51
116	Series 1993-197, Class SB, IF, 7.05%, 10/25/08	117
797	Series 1993-199, Class FA, FRN, 5.89%, 10/25/23	808
396	Series 1993-205, Class H, PO, 09/25/23	320
748	Series 1993-220, Class SG, IF, 5.31%, 11/25/13	754
354	Series 1993-221, Class FH, FRN, 6.44%, 12/25/08	357
172	Series 1993-221, Class SE, IF, 9.50%, 12/25/08	177
372	Series 1993-225, Class UB, 6.50%, 12/25/23	384
117	Series 1993-230, Class FA, FRN, 5.94%, 12/25/23	120
340	Series 1993-233, Class SB, IF, 8.63%, 12/25/08	348
613	Series 1993-247, Class FE, FRN, 6.34%, 12/25/23	625
284	Series 1993-247, Class SU, IF, 8.86%, 12/25/23	305
1,227	Series 1993-250, Class Z, 7.00%, 12/25/23	1,264
4,272	Series 1993-257, Class C, PO, 06/25/23	3,702
78	Series 1994-12, Class FC, FRN, 5.14%, 01/25/09	77
37	Series 1994-13, Class SK, IF, 9.84%, 02/25/09	38
9	Series 1994-33, Class F, FRN, 5.74%, 03/25/09	9
178	Series 1994-33, Class FA, FRN, 5.09%, 03/25/09	177
1,029	Series 1994-34, Class DZ, 6.00%, 03/25/09	1,031
2,334	Series 1994-37, Class L, 6.50%, 03/25/24	2,377
8,767	Series 1994-40, Class Z, 6.50%, 03/25/24	9,042
252	Series 1994-55, Class G, 6.75%, 12/25/23	252
293	Series 1995-2, Class Z, 8.50%, 03/25/25	309
373	Series 1995-19, Class Z, 6.50%, 11/25/23	398
2,517	Series 1996-14, Class SE, IF, IO, 5.68%, 08/25/23	378
116	Series 1996-20, Class L, PO, 09/25/08	110
307	Series 1996-24, Class B, PO, 10/25/08	300
208	Series 1996-24, Class E, PO, 03/25/09	195
93	Series 1996-27, Class FC, FRN, 5.84%, 03/25/17	94
443	Series 1996-32, Class PH, 7.00%, 01/25/26	445
525	Series 1996-39, Class J, PO, 09/25/08	501
—(h)	Series 1996-46, Class PE, PO, 09/25/06	—	(h)
216	Series 1996-59, Class J, 6.50%, 08/25/22	221
2,886	Series 1997-20, IF, IO 1.84%, 03/25/27	156
161	Series 1997-27, Class J, 7.50%, 04/18/27	170
252	Series 1997-29, Class J, 7.50%, 04/20/27	263
1,519	Series 1997-39, Class PD, 7.50%, 05/20/27	1,576
1,199	Series 1997-42, Class EN, 7.25%, 07/18/27	1,226
252	Series 1997-42, Class ZC, 6.50%, 07/18/27	258
189	Series 1997-51, Class PM, IO, 7.00%, 05/18/12	12
3,671	Series 1997-61, Class ZC, 7.00%, 02/25/23	3,810
671	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	150
113	Series 1998-4, Class C, PO, 04/25/23	92
297	Series 1998-27, Class B, PO, 12/25/08	282
2,622	Series 1998-36, Class ZB, 6.00%, 07/18/28	2,638
896	Series 1998-43, Class SA, IF, IO, 10.56%, 04/25/23	269
1,179	Series 1998-66, Class SB, IF, IO 2.83%, 12/25/28	88
670	Series 1999-17, Class C, 6.35%, 04/25/29	687
1,867	Series 1999-18, Class Z, 5.50%, 04/18/29	1,839

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,669	Series 1999-38, Class SK, IF, IO, 2.73%, 08/25/23	122
391	Series 1999-52, Class NS, IF, 8.47%, 10/25/23	426
950	Series 1999-62, Class PB, 7.50%, 12/18/29	995
3,144	Series 2000-2, Class ZE, 7.50%, 02/25/30	3,305
1,337	Series 2000-20, Class SA, IF, IO, 3.78%, 07/25/30	118
248	Series 2000-52, IO, 8.50%, 01/25/31	58
1,506	Series 2001-4, Class PC, 7.00%, 03/25/21	1,560
1,535	Series 2001-5, Class OW, 6.00%, 03/25/16	1,553
1,159	Series 2001-7, Class PF, 7.00%, 03/25/31	1,205
2,816	Series 2001-7, Class PR, 6.00%, 03/25/16	2,901
3,303	Series 2001-10, Class PR, 6.00%, 04/25/16	3,392
398	Series 2001-28, Class VB, 6.00%, 02/25/20	397
2,296	Series 2001-30, Class PM, 7.00%, 07/25/31	2,386
1,352	Series 2001-31, Class VD, 6.00%, 05/25/31	1,371
4,377	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	980
2,661	Series 2001-36, Class DE, 7.00%, 08/25/31	2,737
5,335	Series 2001-44, Class MY, 7.00%, 09/25/31	5,651
988	Series 2001-44, Class PD, 7.00%, 09/25/31	1,026
1,181	Series 2001-44, Class PU, 7.00%, 09/25/31	1,225
4,685	Series 2001-48, Class Z, 6.50%, 09/25/21	4,856
1,154	Series 2001-49, Class DQ, 6.00%, 11/25/15	1,158
997	Series 2001-49, Class Z, 6.50%, 09/25/31	1,025
1,120	Series 2001-50, Class VB, 6.50%, 12/25/16	1,123
751	Series 2001-52, Class KB, 6.50%, 10/25/31	772
801	Series 2001-52, Class XM, 6.50%, 11/25/10	811
3,017	Series 2001-52, Class XN, 6.50%, 11/25/15	3,100
2,800	Series 2001-61, Class VB, 7.00%, 12/25/16	2,856
1,120	Series 2001-61, Class VQ, 6.50%, 08/25/15	1,126
4,394	Series 2001-61, Class Z, 7.00%, 11/25/31	4,588
508	Series 2001-71, Class JW, 6.00%, 08/25/21	507
1,508	Series 2001-71, Class MB, 6.00%, 12/25/16	1,526
3,518	Series 2001-71, Class QE, 6.00%, 12/25/16	3,562
738	Series 2001-72, Class SX, IF, 5.07%, 12/25/31	702
3,360	Series 2001-74, Class MB, 6.00%, 12/25/16	3,444
779	Series 2001-78, Class VB, 6.00%, 12/25/15	776
3,220	Series 2001-80, Class PE, 6.00%, 07/25/29	3,258
997	Series 2002-1, Class HC, 6.50%, 02/25/22	1,022
980	Series 2002-1, Class SA, IF, 7.88%, 02/25/32	1,044
613	Series 2002-1, Class UD, IF, 5.80%, 12/25/23	618
4,024	Series 2002-2, Class UC, 6.00%, 02/25/17	4,042
10,361	Series 2002-3, Class OG, 6.00%, 02/25/17	10,508
3,428	Series 2002-4, Class VC, 6.50%, 03/25/24	3,442
2,240	Series 2002-7, Class O, 6.00%, 03/25/17	2,271
218	Series 2002-7, Class QM, 6.00%, 02/25/20	218
5,811	Series 2002-7, Class TG, 6.00%, 03/25/17	5,913
951	Series 2002-8, Class SR, IF, 5.01%, 03/25/09	945
557	Series 2002-9, Class VE, 6.50%, 12/25/12	560
1,288	Series 2002-11, Class QG, 5.50%, 03/25/17	1,289
7,322	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	373
133	Series 2002-13, Class ST, IF, 10.00%, 03/25/32	150
9,941	Series 2002-18, Class PC, 5.50%, 04/25/17	9,995
2,514	Series 2002-19, Class PE, 6.00%, 04/25/17	2,545
391	Series 2002-21, Class LO, PO, 04/25/32	300
3,348	Series 2002-21, Class PE, 6.50%, 04/25/32	3,437
1,680	Series 2002-24, Class AJ, 6.00%, 04/25/17	1,696
7,841	Series 2002-28, Class PK, 6.50%, 05/25/32	8,061
181	Series 2002-36, Class HZ, 7.00%, 12/25/29	181
2,316	Series 2002-37, Class Z, 6.50%, 06/25/32	2,363
1,120	Series 2002-42, Class C, 6.00%, 07/25/17	1,144
5,601	Series 2002-48, Class GH, 6.50%, 08/25/32	5,765
1,008	Series 2002-55, Class QE, 5.50%, 09/25/17	1,003
16,802	Series 2002-56, Class UC, 5.50%, 09/25/17	16,826
2,895	Series 2002-61, Class PE, 5.50%, 05/25/16	2,888
769	Series 2002-73, Class S, IF, 2.94%, 11/25/09	737
4,480	Series 2002-74, Class LD, 5.00%, 01/25/16	4,421
6,161	Series 2002-74, Class PD, 5.00%, 11/25/15	6,088
4,305	Series 2002-74, Class VA, 6.00%, 11/25/31	4,299
7,001	Series 2002-74, Class VB, 6.00%, 11/25/31	7,067
2,985	Series 2002-77, Class S, IF, 4.72%, 12/25/32	2,816
4,932	Series 2002-83, Class CS, 6.88%, 08/25/23	5,110
768	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	130
1,084	Series 2002-93, Class PD, 3.50%, 02/25/29	1,046
4,621	Series 2002-94, Class BK, 5.50%, 01/25/18	4,625
2,516	Series 2003-8, Class SB, IF, IO, 2.33%, 03/25/16	98
1,959	Series 2003-16, Class PI, IO, 5.00%, 11/25/12	45
3,752	Series 2003-22, Class UD, 4.00%, 04/25/33	3,000
952	Series 2003-27, Class DW, 4.50%, 04/25/17	910
1,400	Series 2003-32, Class KC, 5.00%, 05/25/18	1,354
2,614	Series 2003-34, Class AX, 6.00%, 05/25/33	2,621
2,256	Series 2003-34, Class ED, 6.00%, 05/25/33	2,269
1,960	Series 2003-39, Class LW, 5.50%, 05/25/23	1,904
1,516	Series 2003-39, IO, VAR, 6.00%, 05/25/33	368
2,800	Series 2003-41, Class PE, 5.50%, 05/25/23	2,806
1,092	Series 2003-42, Class GB, 4.00%, 05/25/33	930
1,120	Series 2003-47, Class PE, 5.75%, 06/25/33	1,097
1,238	Series 2003-52, Class PA, 6.50%, 06/25/35	1,278

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,896	Series 2003-52, Class SX, IF, 6.98%, 10/25/31	1,942
1,165	Series 2003-64, Class SX, IF, 0.25%, 07/25/33	742
1,568	Series 2003-65, Class CI, IO, 4.50%, 03/25/15	189
731	Series 2003-67, Class VQ, 7.00%, 01/25/19	763
774	Series 2003-68, Class QP, 3.00%, 07/25/22	711
2,636	Series 2003-71, Class DS, IF, 0.26%, 08/25/33	1,747
746	Series 2003-74, Class SH, IF, 0.59%, 08/25/33	479
19,115	Series 2003-80, Class SY, IF, IO, 2.33%, 06/25/23	1,588
1,580	Series 2003-81, Class LC, 4.50%, 09/25/18	1,490
7,281	Series 2003-83, Class PG, 5.00%, 06/25/23	7,047
2,187	Series 2003-91, Class SD, IF, 3.63%, 09/25/33	1,958
858	Series 2003-92, Class SH, IF, 2.67%, 09/25/18	712
3,360	Series 2003-106, Class US, IF, 1.09%, 11/25/23	2,297
449	Series 2003-106, Class WS, IF, 2.73%, 02/25/23	379
1,000	Series 2003-113, Class PC, 4.00%, 03/25/15	968
12,781	Series 2003-116, Class SB, IF, IO, 2.28%, 11/25/33	779
6,000	Series 2003-117, Class JB, 3.50%, 06/25/33	5,284
2,240	Series 2003-122, Class TE, 5.00%, 12/25/22	2,151
1,680	Series 2003-128, Class KE, 4.50%, 01/25/14	1,636
1,000	Series 2003-128, Class NG, 4.00%, 01/25/19	899
2,239	Series 2003-130, Class SX, IF, 3.53%, 01/25/34	2,108
1,791	Series 2003-132, Class OA, PO, 08/25/33	1,382
9,137	Series 2004-4, Class QI, IF, IO, 1.78%, 06/25/33	574
6,796	Series 2004-4, Class QM, IF, 3.55%, 06/25/33	6,167
5,029	Series 2004-10, Class SC, IF, 7.30%, 02/25/34	5,265
2,955	Series 2004-14, Class SD, IF, 1.09%, 03/25/34	1,944
2,474	Series 2004-21, Class CO, PO, 04/25/34	1,413
1,004	Series 2004-22, Class A, 4.00%, 04/25/19	927
1,680	Series 2004-25, Class PC, 5.50%, 01/25/34	1,652
9,774	Series 2004-25, Class SA, IF, 4.88%, 04/25/34	9,576
8,100	Series 2004-27, Class HB, 4.00%, 05/25/19	7,189
1,120	Series 2004-36, Class PC, 5.50%, 02/25/34	1,103
7,090	Series 2004-36, Class SA, IF, 4.88%, 05/25/34	6,870
3,180	Series 2004-36, Class SN, IF, 3.55%, 07/25/33	2,899
2,714	Series 2004-46, Class QB, IF, 2.70%, 05/25/34	2,453
3,286	Series 2004-51, Class SY, IF, 3.59%, 07/25/34	2,968
1,400	Series 2004-53, Class NC, 5.50%, 07/25/24	1,393
903	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	917
1,120	Series 2004-76, Class CL, 4.00%, 10/25/19	1,014
2,000	Series 2004-81, Class AC, 4.00%, 11/25/19	1,803
1,960	Series 2004-92, Class JO, PO, 12/25/34	1,613
1,000	Series 2005-47, Class AN, 5.00%, 12/25/16	991
1,500	Series 2005-68, Class BC, 5.25%, 06/25/35	1,433
8,000	Series 2005-68, Class PG, 5.50%, 08/25/35	7,949
2,500	Series 2005-68, Class UC, 5.00%, 06/25/35	2,355
12,500	Series 2005-84, Class XM, 5.75%, 10/25/35	12,588
1,000	Series 2005-109, Class PC, 6.00%, 12/25/35	1,019
26,000	Series 2005-110, Class GJ, 5.50%, 11/25/30	25,927
17,500	Series 2005-110, Class GK, 5.50%, 08/25/34	17,071
5,659	Series 2005-110, Class GL, 5.50%, 12/25/35	5,447
2,840	Series 2005-110, Class MN, 5.50%, 06/25/35	2,807
607	Series 2005-114, Class CZ, 5.50%, 01/25/36	596
2,500	Series 2005-116, Class PB, 6.00%, 04/25/34	2,542
3,398	Series 2006-22, Class AO, PO, 04/25/36	2,460
2,000	Series 2006-39, Class WC, 5.50%, 01/25/36	1,955
4,856	Series 2006-44, Class GO, PO, 06/25/36	3,733
14,601	Series 2006-44, Class P, PO, 12/25/33	10,631
1,000	Series 2006-46, Class UC, 5.50%, 12/25/35	976
1,798	Series 2006-58, Class AP, PO, 07/25/36	1,350
2,958	Series 2006-58, PO, 07/25/36	2,251
8,338	Series 2006-59, Class QO, Zero Coupon, 01/25/33	6,334
9,000	Series 2006-77, Class PC, 6.50%, 08/25/36	9,395
3	Series G-17, Class S, HB, FRN, 531.96%, 06/25/21	51
201	Series G-28, Class S, IF, 9.76%, 09/25/21	222
154	Series G-35, Class M, 8.75%, 10/25/21	165
66	Series G-51, Class SA, IF, 15.95%, 12/25/21	86
296	Series G92-15, Class Z, 7.00%, 01/25/22	301
—(h)	Series G92-27, Class SQ, HB, IF, 5,278.68%, 05/25/22	74
791	Series G92-35, Class E, 7.50%, 07/25/22	826
1	Series G92-35, Class G, HB, 1,184.78%, 07/25/22	20
89	Series G92-42, Class Z, 7.00%, 07/25/22	92
4,291	Series G92-44, Class ZQ, 8.00%, 07/25/22	4,536
122	Series G92-52, Class FD, FRN, 5.36%, 09/25/22	121
1,085	Series G92-54, Class ZQ, 7.50%, 09/25/22	1,138
132	Series G92-59, Class F, FRN, 4.79%, 10/25/22	130
255	Series G92-61, Class Z, 7.00%, 10/25/22	263
203	Series G92-62, Class B, PO, 10/25/22	168
890	Series G93-1, Class KA, 7.90%, 01/25/23	943
190	Series G93-5, Class Z, 6.50%, 02/25/23	193
269	Series G93-14, Class J, 6.50%, 03/25/23	273
593	Series G93-17, Class SI, IF, 6.00%, 04/25/23	605
606	Series G93-27, Class FD, FRN, 6.22%, 08/25/23	615

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
138	Series G93-37, Class H, PO, 09/25/23	114
187	Series G95-1, Class C, 8.80%, 01/25/25	202
2	Series K, Class 2, HB, 256.00%, 11/01/08	5
	Federal National Mortgage Association Whole Loan,
1,200	Series 2002-W5, Class A7, 6.25%, 08/25/30	1,204
1,132	Series 2002-W5, Class A10, IF, IO 2.78%, 11/25/30	60
3,906	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	3,972
1,300	Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,348
670	Series 2003-W4, Class 2A, 6.50%, 10/25/42	682
990	Series 2003-W8, Class 1A3, 4.75%, 12/25/42	982
4,745	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	4,883
	Government National Mortgage Association,
2,978	Series 1994-3, Class PQ, 7.49%, 07/16/24	3,112
1,808	Series 1994-4, Class KQ, 7.99%, 07/16/24	1,888
6,721	Series 1994-7, Class PQ, 6.50%, 10/16/24	6,971
1,379	Series 1996-16, Class E, 7.50%, 08/16/26	1,429
2,209	Series 1997-8, Class PN, 7.50%, 05/16/27	2,296
547	Series 1997-11, Class D, 7.50%, 07/20/27	563
1,138	Series 1998-26, Class K, 7.50%, 09/17/25	1,192
6,530	Series 1999-4, Class ZB, 6.00%, 02/20/29	6,594
5,405	Series 1999-10, Class ZC, 6.50%, 04/20/29	5,552
974	Series 1999-15, Class E, 6.50%, 01/16/29	986
1,187	Series 1999-30, Class S, IF, IO, 3.23%, 08/16/29	79
64	Series 1999-33, Class SM, IF, 9.20%, 09/16/29	67
1,239	Series 1999-40, Class ZW, 7.50%, 11/20/29	1,300
1,798	Series 1999-41, Class Z, 8.00%, 11/16/29	1,881
557	Series 1999-44, Class PC, 7.50%, 12/20/29	584
5,319	Series 1999-44, Class ZC, 8.50%, 12/16/29	5,962
1,803	Series 1999-44, Class ZG, 8.00%, 12/20/29	1,878
1,407	Series 2000-6, Class Z, 7.50%, 02/20/30	1,468
348	Series 2000-9, Class PB, 7.50%, 06/16/26	348
723	Series 2000-9, Class Z, 8.00%, 06/20/30	766
5,827	Series 2000-9, Class ZJ, 8.50%, 02/16/30	6,293
1,247	Series 2000-12, Class ST, IF, 12.49%, 02/16/30	1,471
1,583	Series 2000-14, Class PD, 7.00%, 02/16/30	1,639
464	Series 2000-16, Class ZN, 7.50%, 02/16/30	486
7,964	Series 2000-21, Class Z, 9.00%, 03/16/30	8,731
868	Series 2000-26, Class TZ, 8.50%, 09/20/30	967
518	Series 2000-26, Class Z, 7.75%, 09/20/30	525
99	Series 2000-30, Class ST, IF, 11.05%, 12/16/22	117
1,527	Series 2000-31, Class Z, 9.00%, 10/20/30	1,633
394	Series 2000-34, Class SG, IF, IO, 3.21%, 10/20/30	22
831	Series 2000-35, Class ZA, 9.00%, 11/20/30	885
131	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	28
622	Series 2000-37, Class B, 8.00%, 12/20/30	648
336	Series 2000-38, Class AH, 7.15%, 12/20/30	341
785	Series 2001-4, Class SJ, IF, IO, 2.82%, 01/19/30	6
1,085	Series 2001-6, Class SD, IF, IO, 3.22%, 03/16/31	82
1,635	Series 2001-7, Class PK, 6.50%, 03/20/31	1,676
4,386	Series 2001-8, Class Z, 6.50%, 03/20/31	4,497
79	Series 2001-32, Class WA, IF, 6.81%, 07/20/31	80
1,180	Series 2001-35, Class SA, IF, IO, 2.92%, 08/16/31	76
930	Series 2001-36, Class S, IF, IO, 2.72%, 08/16/31	69
948	Series 2001-60, Class VP, 6.50%, 07/20/17	955
2,800	Series 2001-64, Class MQ, 6.50%, 12/20/31	2,877
1,101	Series 2002-3, Class SP, IF, IO, 2.06%, 01/16/32	55
1,921	Series 2002-7, Class PG, 6.50%, 01/20/32	1,967
4,668	Series 2002-24, Class AG, IF, IO, 2.62%, 04/16/32	322
429	Series 2002-24, Class SB, IF, 3.93%, 04/16/32	403
11,032	Series 2002-31, Class SE, IF, IO, 2.17%, 04/16/30	636
684	Series 2002-36, Class VB, 6.50%, 07/20/19	684
2,912	Series 2002-40, Class UK, 6.50%, 06/20/32	3,025
175	Series 2002-41, Class SV, IF, 9.00%, 06/16/32	184
175	Series 2002-41, Class VB, 6.50%, 04/20/18	174
14,002	Series 2002-45, Class QE, 6.50%, 06/20/32	14,516
3,976	Series 2002-47, Class PG, 6.50%, 07/16/32	4,117
9,274	Series 2002-47, Class ZA, 6.50%, 07/20/32	9,501
267	Series 2002-51, Class SG, IF, 9.42%, 04/20/31	294
4,629	Series 2002-52, Class GH, 6.50%, 07/20/32	4,797
2,325	Series 2002-54, Class GB, 6.50%, 08/20/32	2,396
6,198	Series 2002-67, Class VA, 6.00%, 03/20/13	6,194
2,942	Series 2002-70, Class AV, 6.00%, 03/20/12	2,986
7,897	Series 2002-70, Class PS, IF, IO, 2.38%, 08/20/32	585
847	Series 2002-71, Class VJ, 6.00%, 12/20/14	846
1,411	Series 2002-75, Class PB, 6.00%, 11/20/32	1,419
1,426	Series 2002-79, Class KV, 6.00%, 11/20/13	1,446
1,429	Series 2002-80, Class EB, 7.00%, 01/20/32	1,469
694	Series 2002-88, Class LI, IO, 5.50%, 11/20/28	17

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,790	Series 2002-88, Class VA, 6.00%, 12/20/17	2,831
3,414	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	579
1,643	Series 2003-4, Class NY, 5.50%, 12/20/13	1,647
5,538	Series 2003-11, Class SK, IF, IO, 2.37%, 02/16/33	383
2,615	Series 2003-12, Class SP, IF, IO, 2.38%, 02/20/33	182
577	Series 2003-24, PO, 03/16/33	458
1,960	Series 2003-40, Class TC, 7.50%, 03/20/33	2,129
1,960	Series 2003-40, Class TJ, 6.50%, 03/20/33	2,052
1,120	Series 2003-46, Class MG, 6.50%, 05/20/33	1,185
2,072	Series 2003-46, Class TC, 6.50%, 03/20/33	2,160
1,762	Series 2003-52, Class AP, PO, 06/16/33	1,357
3,196	Series 2003-58, Class BE, 6.50%, 01/20/33	3,352
6,700	Series 2003-76, Class LS, IF, IO, 1.87%, 09/20/31	365
707	Series 2003-90, PO, 10/20/33	565
2,385	Series 2003-95, Class SC, IF, IO, 1.67%, 09/17/31	55
1,820	Series 2003-98, Class PC, 5.00%, 02/20/29	1,793
8,376	Series 2003-112, Class SA, IF, IO, 1.22%, 12/16/33	328
13,703	Series 2004-11, Class SW, IF, IO, 0.17%, 02/20/34	196
2,018	Series 2004-28, Class S, IF, 5.00%, 04/16/34	1,931
3,064	Series 2004-73, Class AE, IF, 3.86%, 08/17/34	2,867
4,504	Series 2004-83, Class AP, IF, 2.74%, 10/16/34	4,188
	Vendee Mortgage Trust,
1,660	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	1,663
373	Series 1994-1, Class 2J, 6.50%, 02/15/13	372
2,661	Series 1996-1, Class 1Z, 6.75%, 02/15/26	2,713
1,768	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,825
4,219	Series 1997-1, Class 2Z, 7.50%, 02/15/27	4,434
5,008	Series 1998-1, Class 2E, 7.00%, 09/15/27	5,151
		1,233,048
	Non-Agency CMO — 12.3%
7,000	American Home Mortgage Investment Trust, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	6,733
	Banc of America Alternative Loan Trust,
779	Series 2003-1, Class A, PO, 02/25/33	557
1,228	Series 2003-11, PO, 01/25/34	870
1,007	Series 2004-6, Class 15, PO, 07/25/34	779
1,433	Series 2005-5, Class 1CB1, 5.50%, 06/25/35	1,391
	Banc of America Funding Corp.,
2,912	Series 2003-3, Class 1A33, 5.50%, 10/25/33	2,825
7,922	Series 2003-QS9, Class A3, FRN, 4.11%, 03/20/35	7,767
2,032	Series 2004-1, PO, 03/25/34	1,464
3,000	Series 2005-6, Class 2A7, 5.50%, 10/25/35	2,957
3,480	Series 2005-7, Class 30, PO, 11/25/35	2,322
1,560	Series 2005-8, Class 30, PO, 01/25/36	928
3,919	Series 2006-1, Class X, PO, 01/25/36	2,696
	Banc of America Mortgage Securities,
824	Series 2003-7, Class A2, 4.75%, 09/25/18	803
1,265	Series 2003-8, Class A, PO, 11/25/33	931
18,341	Series 2004-3, Class 15, IO, VAR, 0.21%, 04/25/19	140
730	Series 2004-4, Class A, PO, 05/25/34	523
2,942	Series 2004-5, Class 2A2, 5.50%, 06/25/34	2,671
2,868	Series 2004-6, Class A, PO, 07/25/34	1,948
599	Series 2004-8, Class 5, PO, 05/25/32	454
1,452	Series 2004-8, Class X, PO, 10/25/34	1,030
1,002	Series 2004-9, Class 3, PO, 09/25/32	764
8,581	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	8,317
6,794	Series 2004-J, Class 3A1, FRN, 5.06%, 11/25/34	6,692
	Bear Stearns Adjustable Rate Mortgage Trust,
1,683	Series 2003-7, Class 3A, VAR, 4.95%, 10/25/33	1,642
1,120	Series 2004-4, Class A4, VAR, 3.51%, 06/25/34	1,090
21,910	Series 2006-1, Class 1A1, FRN, 4.63%, 02/25/36	21,432
2,833	Cendant Mortgage Corp., Series 2003-8, Class 1P, PO, 10/25/33	1,898
	Citicorp Mortgage Securities, Inc.,
841	Series 1993-14, Class A3, FRN, 6.58%, 11/25/23	841
9,979	Series 2004-1, Class 3A1, 4.75%, 01/25/34	9,721
2,008	Series 2004-5, Class 2A5, 4.50%, 08/25/34	1,947
	Citigroup Mortgage Loan Trust, Inc.,
1,302	Series 2003-1, Class 2, PO, 10/25/33	863
614	Series 2003-1, Class 2A6, PO, 10/25/33	267
1,096	Series 2003-1, Class A3, PO, 10/25/33	726
428	Series 2003-1, Class WPO1, PO, 06/25/31	364
1,674	Series 2003-UP3, Class A3, 7.00%, 09/25/33	1,691
1,703	Series 2003-UST1, Class 1, PO, 12/25/18	1,300
889	Series 2003-UST1, Class 3, PO, 12/25/18	703
5,473	Series 2003-UST1, Class A1, 5.50%, 12/25/18	5,408
1,959	Series 2005-1, Class 2A1A, VAR, 4.73%, 04/25/35	1,942

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Countrywide Alternative Loan Trust,
1,110	Series 2002-17, Class A7, 2.50%, 01/25/33	1,070
3,360	Series 2002-8, Class A4, 6.50%, 07/25/32	3,339
5,771	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	5,565
47,679	Series 2005-22T1, Class A2, IF, IO, 0.01%, 06/25/35	258
2,732	Series 2005-26CB, A10, IF, 3.40%, 07/25/35	2,603
8,000	Series 2005-28CB, Class 1A4, 5.50%, 08/25/35	7,732
8,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	7,811
4,313	Series 2005-5R, Class A1, 5.25%, 12/25/18	4,277
2,669	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	2,424
36,163	Series 2005-J1, Class 1A4, IF, IO, 0.02%, 02/25/35	188
	Countrywide Home Loan Mortgage Pass Through Trust,
11,818	Series 2002-22, Class A20, 6.25%, 10/25/32	11,764
8,450	Series 2003-26, Class 1A6, 3.50%, 08/25/33	7,597
4,254	Series 2003-29, Class A1, 5.50%, 08/25/33	4,193
873	Series 2003-34, Class A11, 5.25%, 09/25/33	868
1,120	Series 2003-44, Class A9, PO, 10/25/33	670
1,528	Series 2003-J2, Class A17, IF, IO, 2.08%, 04/25/33	66
6,425	Series 2003-J7, Class 4A3, IF, 2.93%, 08/25/18	5,786
994	Series 2004-7, Class 2A1, FRN, 4.07%, 06/25/34	969
1,968	Series 2004-HYB1, Class 2A, VAR, 4.25%, 05/20/34	1,939
1,696	Series 2004-HYB3, Class 2A, VAR, 4.08%, 06/20/34	1,657
2,651	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	2,597
1,000	Series 2005-16, Class A23, 5.50%, 09/25/35	981
9,781	Series 2005-22, Class 2A1, FRN, 5.30%, 11/25/35	9,709
	Credit Suisse First Boston Mortgage Securities Corp.,
201	Series 1987, Class C, IO, 10.97%, 04/25/17	52
112	Series 1987, Class C, PO, 04/25/17	93
763	Series 2004-5, Class 5P, PO, 08/25/19	596
1,777	Series 2005-9, Class AP, PO, 10/25/35	1,149
954	Series 2005-10, Class AP, PO, 11/25/35	584
	First Horizon Asset Securities, Inc.,
2,464	Series 2003-9, Class 1A6, 5.50%, 11/25/33	2,231
12,851	Series 2004-AR1, Class 2A2, FRN, 5.02%, 04/25/35	12,661
10,501	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	10,392
2,629	Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	2,464
	GMAC Mortgage Corp. Loan Trust,
7,819	Series 2005-AR3, Class 3A3, VAR, 4.86%, 06/19/35	7,733
5,000	Series 2005-3R3, Class 3A4, VAR, 4.86%, 06/19/35	5,019
	GSR Mortgage Loan Trust,
1,232	Series 2003-3F, Class 4A3, 5.75%, 04/25/33	1,163
4,300	Series 2004-6F, Class 3A4, 6.50%, 05/25/34	4,404
2,423	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	2,391
744	Series 2004-13F, Class A3, 6.00%, 11/25/34	714
495	Series 2004-15F, Class AP, PO, 12/25/34	399
998	Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, FRN, 5.72%, 11/25/34	1,001
	MASTR Adjustable Rate Mortgages Trust,
8,386	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	8,159
12,000	Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	11,541
	MASTR Alternative Loans Trust,
1,388	Series 2003-9, Class 8A1, 6.00%, 01/25/34	1,388
1,164	Series 2004-6, Class 7A1, 6.00%, 07/25/34	1,157
1,871	Series 2004-7, Class 30, PO, 07/25/34	1,318
1,527	Series 2004-7, Class 30, PO, 08/25/34	1,076
7,245	Series 2004-8, Class 6A1, 5.50%, 09/25/19	7,223
2,245	Series 2004-10, Class 1A1, 4.50%, 09/25/19	2,142
	MASTR Asset Securitization Trust,
1,665	Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,649
1,333	Series 2003-12, Class 30, PO, 12/25/33	897
878	Series 2004-1, Class 30, PO, 02/25/34	639
1,641	Series 2004-6, Class 15, PO, 07/25/19	1,235
934	Series 2004-8, PO, 08/25/19	700
11,431	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	7,850
1,386	Medallion Trust (Australia), Series 2004-1G, Class A1, FRN, 5.53%, 05/25/35	1,389
360	Merrill Lynch Trust, Series 47, Class Z, 8.99%, 10/20/20	382
—(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 7,585.08%, 04/20/21	3
5,607	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.64%, 02/25/35	5,621
	Nomura Asset Acceptance Corp.,
2,301	Series 2003-A1, Class A1, 5.50%, 05/25/33	2,280
1,635	Series 2003-A1, Class A2, 6.00%, 05/25/33	1,628
318	Series 2003-A1, Class A5, 7.00%, 04/25/33	317

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
413	Series 2003-A1, Class A7, 5.00%, 04/25/18	410
2,288	Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	2,326
	Paine Webber CMO Trust,
18	Series H, Class 4, 8.75%, 04/01/18	19
76	Series P, Class 4, 8.50%, 08/01/19	79
2,500	Permanent Financing plc (United Kingdom), Series 4, Class 2A, FRN, 5.37%, 03/10/09	2,500
	Residential Accredit Loans, Inc.,
5,601	Series 2002-QS8, Class A5, 6.25%, 06/25/17	5,584
1,606	Series 2002-QS16, Class A3, IF, 5.49%, 10/25/17	1,600
2,342	Series 2003-QR19, Class CB4, 5.75%, 10/25/33	2,268
3,270	Series 2003-QS3, Class A2, IF, 4.79%, 02/25/18	3,171
3,105	Series 2003-QS3, Class A8, IF, IO, 2.28%, 02/25/18	218
7,689	Series 2003-QS9, Class A3, IF, IO, 2.23%, 05/25/18	614
6,703	Series 2003-QS12, Class A2A, IF, IO, 2.28%, 06/25/18	486
2,040	Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	360
13,738	Series 2003-QS14, Class A1, 5.00%, 07/25/18	13,374
4,714	Series 2003-QS18, Class A1, 5.00%, 09/25/18	4,592
1,680	Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,648
3,090	Series 2005-QA7, Class A21, VAR, 4.84%, 07/25/35	3,040
2,156	Series 2006-QS4, Class A7, IF, 5.61%, 04/25/36	2,126
	Residential Asset Securitization Trust,
1,628	Series 2003-A13, Class A3, 5.50%, 01/25/34	1,598
591	Series 2003-A14, Class A1, 4.75%, 02/25/19	569
1,298	Series 2005-A11, PO, 10/25/35	852
	Residential Funding Mortgage Securities I,
8,221	Series 2003-S7, Class A17, 4.00%, 05/25/33	7,891
2,240	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	2,109
1,680	Series 2003-S13, Class A3, 5.50%, 06/25/33	1,558
2,208	Series 2003-S14, Class A4, PO, 07/25/18	1,766
800	Series 2004-S6, Class 2A6, PO, 06/25/34	553
4,236	Series 2005-SA4, Class 1A1, VAR, 4.98%, 09/25/35	4,216
459	Residential Funding Securities Corp., Series 2003-RM2, Class AP3, PO, 05/25/33	360
43	Rural Housing Trust, Series 1987-1, Class 3B, 7.33%, 04/01/26	43
	Salomon Brothers Mortgage Securities VII,
35	Series 2000-UP1, Class A2, 8.00%, 08/25/27	36
817	Series 2003-UP2, Class 1, PO, 12/25/18	638
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.98%, 06/25/34	4,013
	Structured Asset Securities Corp.,
273	Series 2002-10H, Class 1AP, PO, 05/25/32	223
3,120	Series 2003-8, Class 1A2, 5.00%, 04/25/18	3,052
3,942	Series 2004-20, Class 1A3, 5.25%, 11/25/34	3,867
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
1,369	Series 2002-MS, Class 12 A, 6.50%, 05/25/32	1,371
769	Series 2005-1, Class CP, PO, 03/25/35	575
53,251	Series 2005-2, Class 1A4, IF, IO, 0.03%, 04/25/35	207
12,286	Series 2005-2, Class 2A3, IF, IO, 0.08%, 04/25/35	46
7,000	Series 2005-4, Class CB7, 5.50%, 06/25/35	6,862
4,159	Series 2005-6, Class 2A4, 5.50%, 08/25/35	4,127
	Washington Mutual, Inc.,
1,701	Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	1,660
2,240	Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	2,155
4,525	Series 2003-S8, Class A4, 4.50%, 09/25/18	4,324
2,240	Series 2003-S8, Class A6, 4.50%, 09/25/18	2,136
1,316	Series 2003-S9, Class P, PO, 10/25/33	877
784	Series 2003-S10, Class A6, PO, 10/25/18	521
973	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	953
1,123	Series 2004-RS2, Class A4, 5.00%, 11/25/33	947
	Wells Fargo Mortgage-Backed Securities Trust,
1,400	Series 2003-8, Class A9, 4.50%, 08/25/18	1,330
1,716	Series 2003-11, Class 1A, PO, 10/25/18	1,344
3,360	Series 2003-11, Class 1A4, 4.75%, 10/25/18	3,274
2,800	Series 2003-13, Class A7, 4.50%, 11/25/18	2,620
1,634	Series 2003-17, Class 2A4, 5.50%, 01/25/34	1,603
1,990	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	1,891
3,026	Series 2004-7, Class 2A2, 5.00%, 07/25/19	2,949
9,788	Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	9,621
7,576	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	7,431
6,059	Series 2004-P, Class 2A1, FRN, 4.22%, 09/25/34	5,944

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
4,200	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	4,049
1,746	Series 2005-14, Class 2A, PO, 12/25/35	1,080
1,226	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	1,197
		451,953
	Total Collateralized Mortgage Obligations (Cost $1,731,231)	1,685,001
	Commercial Mortgage-Backed Securities — 1.1%
7,500	Bank of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	7,415
	Bear Stearns Commercial Mortgage Securities,
253	Series 2000-WF1, Class A1, 7.64%, 02/15/32	259
2,213	Series 2004-T16, Class A2, 3.70%, 02/13/46	2,153
3,050	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	2,958
4,640	Series 2006-PW11, Class A4, VAR, 5.63%, 03/11/39	4,664
4,230	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.91%, 03/15/49	4,295
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.29%, 01/12/44	2,468
5,100	Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	4,898
3,950	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.62%, 02/12/39	3,965
1,600	Morgan Stanley Capital I, Series 2006-T23, Class A1, 5.68%, 08/12/41	1,623
25	Morgan Stanley Dean Witter Capital I, Series 2002-TOP7, Class A2, 5.98%, 01/15/39	26
7,585	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	7,321
	Total Commercial Mortgage-Backed Securities (Cost $42,720)	42,045
	Corporate Bonds — 13.0%
	Aerospace & Defense — 0.1%
1,600	Northrop Grumman Corp., 7.13%, 02/15/11	1,709
1,051	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	1,087
5	United Technologies Corp., 6.10%, 05/15/12	5
		2,801
	Airlines — 0.2%
538	American Airlines, Inc., Series 1999-1, 7.02%, 04/15/11 (c)	552
	Continental Airlines, Inc.,
518	Series 1999-2, Class A1, 7.26%, 03/15/20	546
1,400	Series 1999-2, Class A2, 7.06%, 09/15/09	1,443
	Delta Air Lines, Inc.,
657	7.38%, 11/18/11 (d)	656
2,156	7.57%, 05/18/12 (d)	2,164
	United AirLines, Inc.,
830	Series 2001-1, 6.07%, 09/01/14 (c)	831
1,100	Series 2001-1, 6.20%, 03/01/10 (c)	1,102
		7,294
	Automobiles — 0.2%
	DaimlerChrysler NA Holding Corp.,
1,456	4.75%, 01/15/08 (c)	1,440
4,426	7.20%, 09/01/09	4,617
		6,057
	Capital Markets — 1.6%
	Bear Stearns Cos., Inc. (The),
6,321	3.25%, 03/25/09	6,032
1,000	5.70%, 11/15/14	1,008
	Goldman Sachs Group, Inc.,
1,865	3.88%, 01/15/09	1,807
2,096	4.75%, 07/15/13	1,995
1,000	5.15%, 01/15/14	972
1,535	5.25%, 10/15/13	1,504
10	5.70%, 09/01/12	10
2,095	6.35%, 02/15/34	2,068
2,142	6.60%, 01/15/12	2,247
560	6.65%, 05/15/09	580
6,329	6.88%, 01/15/11	6,682
286	7.35%, 10/01/09	303
	Lehman Brothers Holdings, Inc.,
1,516	4.00%, 01/22/08	1,490
1,500	4.80%, 03/13/14 (c)	1,430
2,167	6.63%, 01/18/12	2,286
370	7.88%, 11/01/09	396
	Merrill Lynch & Co., Inc.,
1,176	3.70%, 04/21/08	1,148
500	4.79%, 08/04/10	491
2,340	5.45%, 07/15/14	2,332
1,120	Series B, 3.13%, 07/15/08	1,077
2,912	Series C, 4.13%, 01/15/09	2,840
	Morgan Stanley,
728	4.25%, 05/15/10	702
2,133	4.75%, 04/01/14	2,016

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
1,000	5.30%, 03/01/13	988
2,420	5.80%, 04/01/07	2,424
3,612	6.60%, 04/01/12	3,810
7,421	6.75%, 04/15/11	7,817
504	8.00%, 06/15/10	543
1,904	State Street Corp., 7.65%, 06/15/10	2,047
		59,045
	Chemicals — 0.2%
1,680	Dow Capital BV (Netherlands), 8.50%, 06/08/10	1,843
	Dow Chemical Co. (The),
580	6.13%, 02/01/11	596
945	7.38%, 11/01/29	1,087
2,035	ICI Wilmington, Inc., 5.63%, 12/01/13	1,994
1,300	Monsanto Co., 7.38%, 08/15/12	1,420
		6,940
	Commercial Banks — 1.5%
	Bank of America Corp.,
2,688	3.88%, 01/15/08	2,638
1,000	5.25%, 12/01/15 (c)	978
1,484	7.40%, 01/15/11	1,602
7,373	7.80%, 02/15/10	7,948
1,500	Cadets Trust, 4.80%, 07/15/13 (e)	1,446
4,256	First Bank NA, 6.50%, 02/01/08	4,321
3,080	Firstar Bank NA, 7.13%, 12/01/09	3,246
308	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	357
1,750	Huntington National Bank, 8.00%, 04/01/10	1,898
700	KEY Bank NA, 7.50%, 09/15/08	732
2,296	Keycorp, Series G, 4.70%, 05/21/09	2,261
	Popular North America, Inc.,
840	4.25%, 04/01/08	823
3,105	4.70%, 06/30/09	3,037
2,232	Royal Bank of Canada (Canada), 3.88%, 05/04/09 (c)	2,161
	Suntrust Bank,
3,180	2.50%, 11/01/06	3,165
1,120	6.38%, 04/01/11	1,165
	U.S. Bank NA,
2,430	2.85%, 11/15/06	2,418
690	6.38%, 08/01/11	721
1,400	US Bancorp, 7.50%, 06/01/26	1,654
1,064	Wachovia Bank NA, 7.80%, 08/18/10	1,155
	Wachovia Corp.,
2,688	3.50%, 08/15/08	2,602
2,037	3.63%, 02/17/09	1,962
1,400	4.88%, 02/15/14	1,342
	Wells Fargo & Co.,
2,932	3.13%, 04/01/09	2,788
2,340	4.20%, 01/15/10	2,267
2,856	Wells Fargo Bank NA, 7.55%, 06/21/10	3,082
		57,769
	Commercial Services & Supplies — 0.0% (g)
1,868	PHH Corp., 7.13%, 03/01/13	1,877
	Communications Equipment — 0.0% (g)
1,100	Cisco Systems, Inc., 5.50%, 02/22/16	1,095
	Computers & Peripherals — 0.1%
	International Business Machines Corp.,
1,568	5.39%, 01/22/09	1,572
560	6.22%, 08/01/27	585
		2,157
	Consumer Finance — 1.2%
840	American Express Credit Corp., 3.00%, 05/16/08	809
	American General Finance Corp.,
3,650	Series H, 3.00%, 11/15/06	3,633
2,281	Series H, 4.50%, 11/15/07	2,259
1,120	Series H, 5.38%, 10/01/12	1,109
238	Capital One Bank, 5.75%, 09/15/10	241
	Ford Motor Credit Co.,
810	5.80%, 01/12/09	776
6,000	7.38%, 10/28/09 (c)	5,885
2,100	7.88%, 06/15/10	2,064
1,000	General Motors Acceptance Corp., 6.13%, 09/15/06 (c)	1,000
	HSBC Finance Corp.,
1,400	4.75%, 05/15/09	1,384
1,000	5.00%, 06/30/15	960
10,092	5.88%, 02/01/09	10,243
280	6.38%, 11/27/12	292
1,680	6.40%, 06/17/08	1,711
3,176	6.50%, 11/15/08	3,254
468	6.75%, 05/15/11	494
2,520	7.88%, 03/01/07	2,549

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Consumer Finance — Continued
	SLM Corp.,
4,000	4.00%, 01/15/10	3,838
1,400	Series A, 5.38%, 01/15/13	1,386
784	Toyota Motor Credit Corp., 2.88%, 08/01/08	751
		44,638
	Diversified Financial Services — 1.8%
	Associates Corp. of North America,
2,484	8.15%, 08/01/09	2,674
1,470	8.55%, 07/15/09	1,596
1,400	Series A, 7.95%, 02/15/10	1,511
1,000	CIT Group, Inc., 7.75%, 04/02/12	1,103
	Citigroup, Inc.,
700	3.50%, 02/01/08	683
1,000	4.70%, 05/29/15	949
3,292	5.63%, 08/27/12	3,333
420	6.20%, 03/15/09	430
	Credit Suisse First Boston USA, Inc.,
616	4.70%, 06/01/09	608
1,200	4.88%, 01/15/15	1,146
1,400	5.50%, 08/15/13	1,404
8,639	6.13%, 11/15/11	8,921
	General Electric Capital Corp.,
2,000	4.38%, 11/21/11	1,916
4,416	6.75%, 03/15/32	4,984
2,240	Series A, 3.50%, 05/01/08	2,179
2,968	Series A, 4.25%, 01/15/08	2,929
1,176	Series A, 4.63%, 09/15/09	1,159
8,957	Series A, 5.88%, 02/15/12 (c)	9,194
5,197	Series A, 6.00%, 06/15/12	5,371
4,649	Series A, 6.13%, 02/22/11	4,808
	International Lease Finance Corp.,
865	4.50%, 05/01/08 (c)	853
689	5.88%, 05/01/13 (c)	702
	John Hancock Global Funding II,
1,400	3.50%, 01/30/09 (e)	1,346
1,512	7.90%, 07/02/10 (e)	1,656
2,100	Pricoa Global Funding I, 3.90%, 12/15/08 (e)	2,035
1,630	Textron Financial Corp., 5.13%, 02/03/11	1,615
2,240	USAA Capital Corp., Series B, 7.05%, 11/08/06 (e)	2,246
952	Washington Mutual Financial Corp., 6.88%, 05/15/11	1,011
		68,362
	Diversified Telecommunication Services — 1.4%
1,288	Bellsouth Capital Funding, 7.75%, 02/15/10	1,376
700	BellSouth Corp., 5.20%, 09/15/14	668
2,017	Bellsouth Telecommunications, 6.30%, 12/15/15	2,038
4,466	British Telecommunications plc (United Kingdom), 8.37%, 12/15/10	4,981
785	Deutsche Telekom International Finance BV (Netherlands), 5.25%, 07/22/13	756
	France Telecom S.A. (France),
4,695	7.75%, 03/01/11	5,127
1,000	8.50%, 03/01/31	1,276
1,120	GTE Corp., 7.51%, 04/01/09 (c)	1,174
3,164	Nynex Capital Funding Co., Series B, SUB, 8.23%, 10/15/09	3,380
2,295	SBC Communications, Inc., 5.63%, 06/15/16	2,246
	Sprint Capital Corp.,
5,000	6.00%, 01/15/07	5,006
1,665	6.90%, 05/01/19	1,729
1,680	7.63%, 01/30/11	1,803
560	8.38%, 03/15/12	626
1,534	8.75%, 03/15/32	1,860
1,415	Telecom Italia Capital S.A. (Luxembourg), 4.00%, 11/15/08	1,371
1,512	TELUS Corp. (Canada), 8.00%, 06/01/11	1,663
3,650	Verizon Florida, Inc., Series F, 6.13%, 01/15/13	3,667
	Verizon Global Funding Corp.,
4,621	7.25%, 12/01/10	4,931
1,540	7.38%, 09/01/12	1,676
823	Verizon Maryland, Inc., Series A, 6.13%, 03/01/12	833
880	Verizon New York, Inc., Series B, 7.38%, 04/01/32 (c)	914
1,232	Verizon Pennsylvania, Inc., 8.35%, 12/15/30	1,407
1,193	Verizon Virginia, Inc., Series A, 4.63%, 03/15/13	1,104
		51,612
	Electric Utilities — 0.6%
	Alabama Power Co.,
392	4.70%, 12/01/10	383
1,000	Series Y, 2.80%, 12/01/06 (c)	994
392	Appalachian Power Co., 6.60%, 05/01/09	404
1,110	Arizona Public Service Co., 4.65%, 05/15/15	1,008
1,260	Carolina Power & Light Co., 5.13%, 09/15/13	1,232
290	Commonwealth Edison Co., 6.95%, 07/15/18 (c)	301

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
	Constellation Energy Group, Inc.,
1,792	6.35%, 04/01/07	1,799
560	7.00%, 04/01/12 (c)	594
	Dominion Resources, Inc.,
3,000	Series A, 8.13%, 06/15/10	3,258
1,854	Series B, 6.25%, 06/30/12	1,905
2,100	DTE Energy Co., Series A, 6.65%, 04/15/09	2,157
2,814	Exelon Generation Co. LLC, 6.95%, 06/15/11	2,971
296	Kiowa Power Partners LLC, 4.81%, 12/30/13 (e)	286
1,600	Pacificorp, 4.30%, 09/15/08	1,572
675	Pepco Holdings, Inc., 6.45%, 08/15/12	695
280	Virginia Electric & Power Co., Series A, 5.38%, 02/01/07	280
		19,839
	Food & Staples Retailing — 0.1%
1,680	Kroger Co. (The), 8.05%, 02/01/10	1,803
2,930	Safeway, Inc., 4.13%, 11/01/08	2,848
		4,651
	Gas Utilities — 0.1%
1,008	KeySpan Gas East Corp., 7.88%, 02/01/10	1,083
	Health Care Providers & Services — 0.1%
2,035	UnitedHealth Group, Inc., 3.30%, 01/30/08	1,974
	Household Durables — 0.1%
1,485	Centex Corp., 5.70%, 05/15/14 (c)	1,431
1,465	Pulte Homes, Inc., 5.25%, 01/15/14	1,376
		2,807
	Independent Power Producers & Energy Traders — 0.2%
	Duke Energy Corp.,
2,800	4.20%, 10/01/08 (c)	2,732
2,016	5.63%, 11/30/12 (c)	2,035
		4,767
	Industrial Conglomerates — 0.1%
644	Raychem Corp., 7.20%, 10/15/08	666
	Tyco International Group S.A. (Bermuda),
3,080	6.38%, 10/15/11	3,212
1,400	6.75%, 02/15/11 (c)	1,475
		5,353
	Insurance — 1.3%
2,184	American International Group, Inc., 4.25%, 05/15/13	2,027
	ASIF Global Financing,
3,360	3.90%, 10/22/08 (e)	3,270
3,248	4.90%, 01/17/13 (e)	3,152
2,520	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	2,597
2,980	Liberty Mutual Group, Inc., 5.75%, 03/15/14 (c) (e)	2,892
	MassMutual Global Funding II,
2,296	3.25%, 06/15/07 (e)	2,259
2,464	3.50%, 03/15/10 (e)	2,337
1,624	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	1,614
3,360	Monumental Global Funding II, 4.38%, 07/30/09 (e)	3,280
1,624	Monumental Global Funding III, 5.20%, 01/30/07 (e)	1,622
	Nationwide Financial Services,
1,130	5.90%, 07/01/12	1,148
1,182	6.25%, 11/15/11	1,222
	New York Life Global Funding,
1,330	3.88%, 01/15/09 (e)	1,289
3,920	5.38%, 09/15/13 (e)	3,920
848	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	821
	Principal Life Global Funding I,
1,400	2.80%, 06/26/08 (e)	1,341
336	5.13%, 06/28/07 (e)	335
6,021	6.25%, 02/15/12 (e)	6,270
	Protective Life Secured Trust,
1,199	4.00%, 10/07/09	1,157
3,360	4.00%, 04/01/11	3,179
350	XL Capital Ltd. (Cayman Islands), 5.25%, 09/15/14	335
		46,067
	Media — 0.7%
1,570	Clear Channel Communications, Inc., 5.50%, 09/15/14 (c)	1,452
2,813	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	3,189
2,095	Comcast Corp., 5.50%, 03/15/11	2,091
1,022	COX Communications, Inc., 7.75%, 11/01/10 (c)	1,100
400	Knight-Ridder, Inc., 7.13%, 06/01/11 (c)	416
900	News America, Inc., 7.25%, 05/18/18	983
	Tele-Communications — TCI Group,
1,337	7.13%, 02/15/28	1,383
4,088	9.80%, 02/01/12	4,815
	Time Warner Cos, Inc.,
1,232	7.48%, 01/15/08	1,264

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
896	8.18%, 08/15/07	918
2,415	9.15%, 02/01/23	2,977
	Time Warner Entertainment Co. LP,
1,920	8.38%, 03/15/23	2,160
1,288	10.15%, 05/01/12	1,523
255	Time Warner, Inc., 7.70%, 05/01/32	279
		24,550
	Multi-Utilities — 0.3%
	Duke Capital LLC,
3,645	6.25%, 02/15/13 (c)	3,695
980	8.00%, 10/01/19	1,119
2,560	Nisource Finance Corp., 6.15%, 03/01/13	2,578
	PSEG Power LLC,
2,190	5.50%, 12/01/15	2,131
1,322	7.75%, 04/15/11	1,430
1,255	8.63%, 04/15/31	1,608
		12,561
	Oil, Gas & Consumable Fuels — 0.3%
455	Alberta Energy Co., Ltd. (Canada), 7.38%, 11/01/31	516
550	Conoco Funding Co. (Canada), 5.45%, 10/15/06	550
2,520	ConocoPhillips Co., 8.75%, 05/25/10	2,811
1,155	Husky Energy, Inc. (Canada), 6.15%, 06/15/19	1,166
1,230	Kerr-McGee Corp., 6.95%, 07/01/24	1,305
	Kinder Morgan Energy Partners LP,
935	7.40%, 03/15/31	1,012
635	7.75%, 03/15/32	715
992	Pemex Project Funding Master Trust, 8.63%, 02/01/22 (c)	1,195
2,045	Pioneer Natural Resources Co., 5.88%, 07/15/16 (c)	1,908
		11,178
	Paper & Forest Products — 0.1%
	International Paper Co.,
1,904	4.00%, 04/01/10	1,821
879	4.25%, 01/15/09	858
885	5.85%, 10/30/12	899
1,008	Union Camp Corp., 6.50%, 11/15/07	1,016
	Weyerhaeuser Co.,
48	6.13%, 03/15/07	48
700	6.75%, 03/15/12	732
		5,374
	Pharmaceuticals — 0.0% (g)
790	Wyeth, 6.45%, 02/01/24	833
	Real Estate Management & Development — 0.1%
2,694	EOP Operating LP, 6.75%, 02/15/12	2,829
392	ERP Operating LP, 4.75%, 06/15/09	386
		3,215
	Road & Rail — 0.1%
	Burlington Northern Santa Fe Corp.,
1,375	6.13%, 03/15/09	1,401
1,425	7.13%, 12/15/10	1,519
	Norfolk Southern Corp.,
299	5.59%, 05/17/25	289
871	5.64%, 05/17/29	837
326	7.25%, 02/15/31	378
34	7.80%, 05/15/27	41
		4,465
	Thrifts & Mortgage Finance — 0.3%
784	Bank United, Series A, 8.00%, 03/15/09	828
	Countrywide Home Loans, Inc.,
3,080	Series L, 4.00%, 03/22/11	2,892
1,680	3.25%, 05/21/08	1,624
840	MGIC Investment Corp., 6.00%, 03/15/07	841
980	Washington Mutual Bank FA, 6.88%, 06/15/11	1,040
2,921	Washington Mutual, Inc., 4.20%, 01/15/10 (c)	2,818
1,400	World Savings Bank FSB, 4.50%, 06/15/09	1,373
		11,416
	Wireless Telecommunication Services — 0.2%
	New Cingular Wireless Services, Inc.,
456	7.50%, 05/01/07	462
4,047	7.88%, 03/01/11	4,415
1,215	8.75%, 03/01/31	1,536
		6,413
	Total Corporate Bonds (Cost $474,918)	476,193
	Foreign Government Securities — 0.6%
	Mexico Government International Bond (Mexico),
2,313	4.63%, 10/08/08 (c)	2,272
2,035	5.88%, 01/15/14 (c)	2,071
2,105	6.38%, 01/16/13	2,189
2,925	8.30%, 08/15/31	3,675
4,881	Series A, 7.50%, 04/08/33 (c)	5,650
	Province of Quebec (Canada),
6,441	5.75%, 02/15/09	6,537

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Foreign Government Securities — Continued
560	SUB, 7.37%, 03/06/26	680
	Total Foreign Government Securities (Cost $21,436)	23,074
	Mortgage Pass-Through Securities — 7.2%
	Federal Home Loan Mortgage Corp., Gold Pools,
13,496	4.00%, 05/01/14 — 05/01/19	12,830
1,121	4.50%, 08/01/18	1,079
31,950	5.00%, 06/01/34	30,716
11,446	5.50%, 06/01/17 — 07/01/35	11,284
3,831	6.00%, 04/01/18 — 01/01/34	3,854
6,331	6.50%, 08/01/16 — 11/01/34	6,459
991	7.00%, 04/01/17 — 08/01/32	1,018
1,147	7.50%, 09/01/10 — 11/01/15	1,171
176	8.50%, 11/01/15	186
	Federal Home Loan Mortgage Corp., Conventional Pools,
—(h)	7.50%, 07/01/16	—	(h)
75	12.00%, 08/01/15 — 07/01/19	81
5,764	ARM, 4.13%, 04/01/34	5,628
3,258	ARM, 4.28%, 12/01/33	3,191
292	ARM, 6.00%, 07/01/19	295
226	ARM, 6.51%, 04/01/30	231
	Federal National Mortgage Association, Various Pools,
1,039	3.50%, 04/01/19	949
11,486	4.00%, 07/01/18 — 12/01/18	10,834
29,488	4.50%, 11/01/14 — 02/01/35	28,363
46,187	5.00%, 12/01/16 — 09/01/35	45,047
41,050	5.50%, 06/01/12 — 03/01/34	40,679
8,906	6.00%, 02/01/14 — 09/01/33	8,957
8,651	6.50%, 03/01/17 — 08/01/31	8,851
3,636	7.00%, 03/01/17 — 02/01/33	3,739
244	7.50%, 03/01/17 — 07/01/30	254
3,917	8.00%, 11/01/12 — 11/01/28	4,134
359	9.00%, 05/01/18 — 04/01/26	386
79	9.50%, 07/01/28	87
611	10.89%, 04/15/19	681
66	12.50%, 01/01/16	72
1,556	ARM, 4.17%, 01/01/34	1,525
1,077	ARM, 4.51%, 07/01/34	1,065
1,375	ARM, 4.72%, 05/01/35	1,368
34	ARM, 4.74%, 01/01/19	34
16,244	ARM, 4.85%, 01/01/35	16,031
451	ARM, 5.13%, 09/01/27	452
446	ARM, 5.18%, 03/01/29	449
106	ARM, 6.30%, 03/01/19	107
	Government National Mortgage Association, Various Pools,
5,095	5.50%, 06/15/33 — 09/15/34	5,052
2,758	6.50%, 06/15/17 — 04/15/33	2,821
1,094	7.00%, 02/15/33 — 06/15/33	1,136
677	7.50%, 11/15/22 — 11/15/31	704
1,890	8.00%, 01/15/16 — 09/20/28	1,996
119	8.50%, 07/15/08 — 05/20/25	129
12	9.00%, 12/15/16	13
	Total Mortgage Pass-Through Securities (Cost $269,798)	263,938
	Municipal Bond — 0.1%
3,000	State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $3,000)	2,812
	Supranational — 0.0% (g)
560	Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $558)	545
	U.S. Government Agency Securities — 1.9%
	Federal Home Loan Bank System,
1,000	4.25%, 04/16/07	993
19,668	4.72%, 09/20/12	19,167
	Federal Home Loan Mortgage Corp.,
4,645	4.13%, 07/12/10 (c)	4,498
1,260	5.75%, 01/15/12	1,301
1,120	6.63%, 09/15/09	1,170
1,550	6.88%, 09/15/10	1,653
	Federal Housing Authority,
83	7.43%, 08/01/20	83
1,623	7.43%, 01/01/22	1,623
	Federal National Mortgage Association,
18,000	5.25%, 04/15/07	17,988
2,240	5.50%, 03/15/11	2,282
1,778	6.13%, 03/15/12	1,869
4,822	6.25%, 02/01/11	5,020
1,176	6.38%, 06/15/09	1,217
1,316	7.13%, 06/15/10	1,410
2,000	7.13%, 01/15/30	2,495
5,881	7.25%, 01/15/10	6,283
	Total U.S. Government Agency Securities (Cost $69,386)	69,052

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — 20.9%
	U.S. Treasury Bonds,
4,685	6.13%, 11/15/27 (c)	5,408
1,000	6.25%, 08/15/23 (c)	1,147
1,120	7.13%, 02/15/23 (c)	1,391
24,490	7.25%, 08/15/22 (m)	30,655
1,142	7.50%, 11/15/16	1,389
1,680	7.63%, 02/15/25 (c)	2,218
8,717	7.88%, 02/15/21 (m)	11,343
4,870	8.75%, 05/15/17 (c)	6,459
4,789	8.75%, 08/15/20 (c)	6,622
336	8.88%, 02/15/19	460
728	9.25%, 02/15/16 (c)	974
5,499	9.88%, 11/15/15 (m)	7,577
16,754	10.38%, 11/15/12 (m)	17,812
7,150	11.25%, 02/15/15 (m)	10,361
14,721	11.75%, 11/15/14 (m)	17,757
55,645	12.00%, 08/15/13 (m)	63,109
3,095	12.50%, 08/15/14 (m)	3,752
	U.S. Treasury Inflation Indexed Bonds,
12,682	3.63%, 04/15/28 (m)	15,797
3,464	3.88%, 01/15/09 (c)	3,579
22,137	4.25%, 01/15/10	23,527
	U.S. Treasury Notes,
630	2.63%, 05/15/08 (c)	608
13,030	3.00%, 11/15/07 (c)	12,737
560	3.13%, 09/15/08 (c)	542
2,420	3.25%, 08/15/08 (c)	2,352
1,078	3.50%, 11/15/06 (c)	1,074
17,925	3.50%, 08/15/09 (c)	17,338
4,000	3.50%, 02/15/10 (c)	3,847
2,000	3.63%, 04/30/07 (c)	1,981
1,225	3.63%, 07/15/09 (c)	1,190
400	3.63%, 01/15/10 (c)	387
3,645	4.00%, 02/15/14 (c)	3,478
16,290	4.00%, 06/15/09 (c)	15,992
550	4.25%, 11/30/07 (c)	545
2,805	4.75%, 05/15/14 (c)	2,808
500	4.88%, 05/15/09 (c)	502
13,497	6.00%, 08/15/09 (c)	13,971
3,080	6.13%, 08/15/07 (c)	3,111
2,200	6.50%, 10/15/06 (c)	2,203
47,361	6.50%, 02/15/10 (m)	50,021
	U.S. Treasury Bonds Coupon STRIPS,
10,529	05/15/08	9,711
1,500	11/15/08 (c)	1,352
2,165	05/15/09 (c)	1,908
4,000	11/15/09 (c)	3,444
15,178	02/15/10 (c)	12,945
23,733	02/15/11 (c)	19,346
13,820	08/15/11 (c)	11,010
35,117	05/15/12 (c)	27,121
27,457	11/15/12 (c)	20,580
36,586	02/15/13 (c)	27,141
27,671	08/15/13 (c)	20,071
6,750	11/15/13 (c)	4,823
22,553	02/15/14 (m)	15,916
13,929	05/15/14 (m)	9,694
21,764	08/15/14 (m)	14,969
23,774	11/15/14 (c)	16,135
18,909	02/15/15 (m)	12,672
5,395	05/15/15 (c)	3,579
20,193	08/15/15 (c)	13,216
32,813	11/15/15	21,166
68,923	02/15/16	43,891
15,972	05/15/16 (c)	10,041
2,632	08/15/16 (c)	1,633
7,161	11/15/16	4,382
13,834	02/15/17 (c)	8,374
12,325	05/15/17 (c)	7,348
9,900	11/15/17 (c)	5,749
46,499	05/15/18 (c)	26,324
19,672	02/15/19 (c)	10,660
2,275	05/15/20	1,152
1,008	02/15/22 (c)	466
7,869	02/15/23 (c)	3,469
	U.S. Treasury Bonds Principal STRIPS,
5,317	11/15/09	4,579
8,096	11/15/15 (c)	5,241
1,500	U.S. Treasury Note Principal STRIPS, 05/15/08 (c)	1,383
	Total U.S. Treasury Obligations (Cost $775,502)	767,515
	Total Long-Term Investments (Cost $3,493,358)	3,435,090

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 5.7%
	Investment Company — 5.7%
208,376	JPMorgan Liquid Assets Money Market Fund (b) (Cost $208,376)	208,376

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities Loaned — 6.3%
	Asset-Backed Securities — 0.3%
8,322	GSAA, Series 2006-3, Class A1, FRN, 5.40%, 02/22/08	8,322
2,036	MABS, Series 2006-NC1, Class A1, FRN, 5.21%, 02/25/08	2,036
		10,358
	Certificates of Deposit — 1.9%
14,995	Bank of New York, FRN, 5.51%, 05/02/08	14,995
11,000	Barclays, New York, FRN, 5.33%, 06/06/07	11,000
12,002	Calyon, New York, 5.30%, 10/03/06	12,002
10,000	Royal Bank of Canada, New York, FRN, 5.29%, 09/20/06	10,000
12,000	Skandia, New York, 5.33%, 08/27/07	12,000
11,000	Societe Generale, New York, FRN, 5.32%, 11/24/06	11,000
		70,997
	Commercial Paper — 0.5%
2,345	Bavaria TRR Corp., 5.29%, 09/07/06 (n)	2,345
3,983	Charta LLC, FRN, 5.28%, 09/21/06 (n)	3,983
9,990	Park Granada LLC, 5.30%, 09/05/06 (n)	9,990
		16,318
	Corporate Notes — 2.3%
4,000	Allstate Life Global Funding, FRN, 5.32%, 10/01/07	4,000
2,750	Bank of America, FRN, 5.31%, 11/07/06	2,750
9,000	Banque Federative Du Credit, FRN, 5.33%, 07/13/07	9,000
25,000	Berkshire Hathaway Finance, FRN, 5.56%, 01/11/08	25,000
5,000	CDC Financial Products Inc., FRN, 5.41%, 10/02/06	5,000
10,100	Citigroup Global Markets Holding Inc., FRN, 5.38%, 09/07/06	10,100
10,000	Dorada Finance Inc., FRN, 5.37%, 01/14/08	10,000
2,000	Fifth Third Bancorp, FRN, 5.30%, 10/01/07	2,000
8,999	Macquarie Bank Ltd., FRN, 5.34%, 10/01/07	8,999
597	MBIA Global Funding LLC, FRN, 5.43%, 01/26/07	597

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Corporate Notes — Continued
7,500	World Savings Bank FSB, FRN, 5.39%, 06/20/08	7,500
		84,946
	Funding Agreement — 0.3%
11,000	Beneficial Life Insurance Co., FRN, 5.45%, 11/30/06	11,000
	Repurchase Agreement — 0.4%
16,208	Bank of America Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $16,210, collateralized by U.S. Government Agency Mortgages.
		16,208
	Time Deposits — 0.6%
10,000	Deutsche Bank, London, 5.34%, 02/20/07	10,000
5,000	Mutuel Ulster Bank of Ireland, 5.33%, 01/31/07	5,000
6,000	Washington Mutual Grand Cayman, 5.29%, 09/20/06	6,000
		21,000
	Total Investments of Cash Collateral for Securities Loaned (Cost $230,827)	230,827
	Total Investments — 105.5% (Cost $3,932,561)	3,874,293
	Liabilities in Excess of Other Assets — (5.5)%	(202,824)
	NET ASSETS — 100.0%	$3,671,469

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   39

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.8%
	Asset-Backed Securities — 0.6%
541	BankBoston Home Equity Loan Trust, Series 1998-1, Class A6, 6.35%, 02/25/13	543
193	CNH Equipment Trust, Series 2003-B, Class A3B, 2.47%, 01/15/08	193
1,397	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	1,373
208	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	208
40	GE Capital Mortgage Services, Inc., Series 1997-HE3, Class A6, 6.72%, 10/25/27	40
1,000	MBNA Credit Card Master Note Trust, Series 2003-C1, Class C1, FRN, 7.03%, 06/15/12	1,050
1,500	MBNA Master Credit Card Trust USA, Series 2000-D, Class C, 8.40%, 09/15/09	1,526
34	Residential Asset Mortgage Products, Inc., Series 2001-RS3, Class AI4, SUB, 6.79%, 10/25/31	34
142	Security Pacific Acceptance Corp., Series 1995-1, Class A3, 7.25%, 04/10/20	142
1,155	Wachovia Auto Owner Trust, Series 2006-A, Class A3, 5.35%, 02/22/11	1,159
	Total Asset-Backed Securities (Cost $6,261)	6,268
	Collateralized Mortgaged Obligations — 33.5%
	Agency CMO — 21.5%
1,806	Federal Home Loan Bank, Series 2000, Class Y, 5.27%, 12/28/12	1,798
	Federal Home Loan Mortgage Corp.,
106	Series 11, Class D, 9.50%, 07/15/19	111
44	Series 38, Class D, 9.50%, 05/15/20	47
25	Series 81, Class A, 8.13%, 11/15/20	25
53	Series 84, Class F, 9.20%, 10/15/20	57
32	Series 109, Class I, 9.10%, 01/15/21	32
10	Series 198, Class Z, 8.50%, 09/15/22	10
501	Series 201, Class Z, 8.00%, 02/15/23	499
152	Series 1254, Class N, 8.00%, 04/15/22	152
416	Series 1316, Class Z, 8.00%, 06/15/22	433
117	Series 1343, Class LB, 7.50%, 08/15/22	118
240	Series 1456, Class Z, 7.50%, 01/15/23	244
2,612	Series 1538, Class J, 6.50%, 06/15/08	2,611
1,000	Series 1543, Class VN, 7.00%, 07/15/23	1,040
88	Series 1556, Class H, 6.50%, 08/15/13	90
246	Series 1561, Class J, 6.50%, 08/15/08	246
350	Series 1577, Class PV, 6.50%, 09/15/23	359
297	Series 1595, Class D, 7.00%, 10/15/13	300
231	Series 1611, Class JC, IF, 10.00%, 08/15/23	242
3,343	Series 1628, Class LZ, 6.50%, 12/15/23	3,423
557	Series 1630, Class PJ, 6.00%, 05/15/23	559
1,000	Series 1630, Class PK, 6.00%, 11/15/23	1,015
1,836	Series 1637, Class G, 6.00%, 06/15/23	1,836
373	Series 1667, Class B, 6.00%, 01/15/09	374
16	Series 1671, Class QC, IF, 10.00%, 02/15/24	19
565	Series 1796, Class B, 6.50%, 12/15/08	566
332	Series 2022, Class PE, 6.50%, 01/15/28	340
1,780	Series 2036, Class PG, 6.50%, 01/15/28	1,820
2,125	Series 2055, Class OE, 6.50%, 05/15/13	2,163
318	Series 2089, Class PJ, IO, 7.00%, 10/15/28	60
8,293	Series 2091, Class PG, 6.00%, 11/15/28	8,400
548	Series 2122, Class QR, 6.25%, 01/15/28	547
1,130	Series 2123, Class PE, 6.00%, 12/15/27	1,134
418	Series 2132, Class PD, 6.00%, 11/15/27	420
265	Series 2161, Class PG, 6.00%, 04/15/28	265
912	Series 2201, Class C, 8.00%, 11/15/29	951
340	Series 2261, Class ZY, 7.50%, 10/15/30	344
582	Series 2297, Class NB, 6.00%, 03/15/16	590
468	Series 2310, Class Z, 6.00%, 04/15/31	472
177	Series 2313, Class LA, 6.50%, 05/15/31	182
4,344	Series 2330, Class PE, 6.50%, 06/15/31	4,433
1,710	Series 2344, Class QG, 6.00%, 08/15/16	1,732
1,840	Series 2345, Class PQ, 6.50%, 08/15/16	1,885
1,543	Series 2368, Class TG, 6.00%, 10/15/16	1,563
2,992	Series 2394, Class MC, 6.00%, 12/15/16	3,031
1,000	Series 2399, Class PG, 6.00%, 01/15/17	1,019
300	Series 2410, Class QB, 6.25%, 02/15/32	305
1,000	Series 2430, Class WF, 6.50%, 03/15/32	1,035
2,000	Series 2466, Class DH, 6.50%, 06/15/32	2,065
2,000	Series 2543, Class YX, 6.00%, 12/15/32	2,016
1,870	Series 2557, Class WJ, 5.00%, 07/15/14	1,859
893	Series 2564, Class BM, 4.50%, 02/15/33	795
457	Series 2602, Class BX, 3.50%, 12/15/22	422
1,515	Series 2613, Class H, 4.50%, 05/15/18	1,413
2,000	Series 2617, Class GR, 4.50%, 05/15/18	1,881
5,764	Series 2636, Class Z, 4.50%, 06/15/18	5,379
237	Series 2643, Class KG, 4.00%, 05/15/18	237
1,423	Series 2656, Class AC, 6.00%, 08/15/33	1,442
1,080	Series 2668, Class SB, IF, 2.46%, 10/15/15	962
3,500	Series 2686, Class GB, 5.00%, 05/15/20	3,460
5,000	Series 2708, Class N, 4.00%, 11/15/18	4,521
2,000	Series 2716, Class UN, 4.50%, 12/15/23	1,839
666	Series 2755, Class SA, IF, 3.54%, 05/15/30	611
1,850	Series 2756, Class NA, 5.00%, 02/15/24	1,799

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
3,000	Series 2762, Class LD, 5.00%, 10/15/27	2,962
2,000	Series 2764, Class OE, 4.50%, 03/15/19	1,878
2,000	Series 2764, Class UC, 5.00%, 05/15/27	1,975
1,144	Series 2776, Class SK, IF, 1.08%, 04/15/34	779
330	Series 2811, PO, 06/15/34	290
475	Series 2827, Class SQ, FRN 7.50%, 01/15/19	479
1,091	Series 2958, Class KB, 5.50%, 04/15/35	1,090
982	Series 3059, Class B, 5.00%, 02/15/35	908
1,000	Series 3064, Class OG, 5.50%, 06/15/34	983
3,450	Series 3134, PO, 03/15/36	2,685
990	Series 3138, PO, 04/15/36	726
572	Federal Home Loan Mortgage Corp., Structured Pass-Through Securities, Series T-54, Class 2A, 6.50%, 02/25/43	576
	Federal Home Loan Mortgage Corp.—Government National Mortgage Association,
469	Series 23, Class KZ, 6.50%, 11/25/23	481
3,226	Series 24, Class J, 6.25%, 11/25/23	3,256
99	Series 29, Class J, 7.00%, 09/25/23	98
393	Series 31, Class Z, 8.00%, 04/25/24	422
	Federal National Mortgage Association,
34	Series 1988-13, Class C, 9.30%, 05/25/18	36
388	Series 1989-72, Class E, 9.35%, 10/25/19	422
10	Series 1989-98, Class H, 11.50%, 12/25/19	11
22	Series 1990-1, Class D, 8.80%, 01/25/20	24
28	Series 1990-110, Class H, 8.75%, 09/25/20	30
19	Series 1990-117, Class E, 8.95%, 10/25/20	21
197	Series 1991-141, Class PZ, 8.00%, 10/25/21	209
93	Series 1992-31, Class M, 7.75%, 03/25/22	98
50	Series 1992-78, Class H, 7.50%, 06/25/07	50
112	Series 1992-79, Class Z, 9.00%, 06/25/22	122
131	Series 1992-101, Class J, 7.50%, 06/25/22	133
1,166	Series 1992-188, Class PZ, 7.50%, 10/25/22	1,221
87	Series 1993-23, Class PZ, 7.50%, 03/25/23	92
144	Series 1993-55, Class K, 6.50%, 05/25/08	144
447	Series 1993-56, Class PZ, 7.00%, 05/25/23	464
451	Series 1993-60, Class Z, 7.00%, 05/25/23	468
775	Series 1993-79, Class PL, 7.00%, 06/25/23	805
107	Series 1993-86, Class H, 6.50%, 06/25/08	108
5	Series 1993-140, Class H, 6.50%, 03/25/13	5
1,287	Series 1993-141, Class Z, 7.00%, 08/25/23	1,324
670	Series 1993-149, Class M, 7.00%, 08/25/23	696
741	Series 1993-160, Class AJ, 6.50%, 04/25/23	745
1,659	Series 1993-160, Class ZA, 6.50%, 09/25/23	1,721
605	Series 1993-175, Class PG, 6.50%, 09/25/08	606
24	Series 1993-205, Class H, PO, 09/25/23	19
36	Series 1993-231, Class M, 6.00%, 12/25/08	36
120	Series 1993-255, Class E, 7.10%, 12/25/23	125
592	Series 1993-257, Class C, PO, 06/25/23	513
1,342	Series 1994-1, Class L, 6.50%, 01/25/14	1,364
4,015	Series 1994-23, Class PX, 6.00%, 08/25/23	4,054
1,659	Series 1994-28, Class K, 6.50%, 08/25/23	1,666
64	Series 1994-32, Class Z, 6.50%, 03/25/09	64
321	Series 1994-65, Class PK, PO 04/25/24	258
394	Series 1995-4, Class Z, 7.50%, 10/25/22	426
186	Series 1995-19, Class K, 6.50%, 09/25/08	186
649	Series 1995-19, Class Z, 6.50%, 11/25/23	692
332	Series 1996-59, Class K, 6.50%, 07/25/23	337
347	Series 1997-11, Class E, 7.00%, 03/18/27	362
144	Series 1997-27, Class J, 7.50%, 04/18/27	151
500	Series 1997-42, Class EG, 8.00%, 07/18/27	560
2,240	Series 1997-63, Class ZA, 6.50%, 09/18/27	2,308
2,006	Series 1999-47, Class JZ, 8.00%, 09/18/29	2,191
1,011	Series 2000-8, Class Z, 7.50%, 02/20/30	1,061
1,956	Series 2001-4, Class PC, 7.00%, 03/25/21	2,026
1,370	Series 2001-5, Class OW, 6.00%, 03/25/16	1,387
1,000	Series 2002-11, Class QG, 5.50%, 03/25/17	1,001
5,000	Series 2002-18, Class PC, 5.50%, 04/25/17	5,027
1,000	Series 2002-55, Class QE, 5.50%, 09/25/17	995
1,360	Series 2002-61, Class PE, 5.50%, 05/25/16	1,357
2,000	Series 2002-74, Class PD, 5.00%, 11/25/15	1,976
2,500	Series 2003-8, Class QD, 5.00%, 09/25/16	2,458
2,000	Series 2003-47, Class PE, 5.75%, 06/25/33	1,960
511	Series 2003-60, Class DA, 4.25%, 06/25/21	489
2,920	Series 2003-73, Class GA, 3.50%, 05/25/31	2,719
2,000	Series 2003-83, Class PG, 5.00%, 06/25/23	1,936
130	Series 2003-91, Class SD, IF, 3.63%, 09/25/33	117
2,000	Series 2003-106, Class WE, 4.50%, 11/25/22	1,868
1,000	Series 2003-128, Class KE, 4.50%, 01/25/14	974
9,247	Series 2003-128, Class NG, 4.00%, 01/25/19	8,313
1,000	Series 2004-8, Class GD, 4.50%, 10/25/32	930
1,000	Series 2004-21, Class AE, 4.00%, 04/25/19	895
224	Series 2004-22, Class A, 4.00%, 04/25/19	207
1,000	Series 2004-53, Class NC, 5.50%, 07/25/24	995
1,000	Series 2004-101, Class PD, 5.00%, 06/25/30	971
2,080	Series 2005-48, Class OM, 5.00%, 03/25/30	2,039
2,275	Series 2005-59, Class PC, 5.50%, 03/25/31	2,248
6,800	Series 2005-68, Class BC, 5.25%, 06/25/35	6,496
4,667	Series 2005-68, Class JK, 5.25%, 05/25/35	4,597
2,500	Series 2005-84, Class XM, 5.75%, 10/25/35	2,518

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   41

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
5,000	Series 2005-110, Class GJ, 5.50%, 11/25/30	4,986
1,000	Series 2005-116, Class PB, 6.00%, 04/25/34	1,017
1,116	Series 2006-22, Class AO, PO, 04/25/36	808
2,452	Series 2006-59, Class QO, PO, 01/25/33	1,863
2,500	Series 2006-77, Class PC, 6.50%, 08/25/36	2,610
74	Series G-29, Class O, 8.50%, 09/25/21	77
566	Series G92-15, Class Z, 7.00%, 01/25/22	576
51	Series G92-30, Class Z, 7.00%, 06/25/22	53
109	Series G92-62, Class B, PO, 10/25/22	90
847	Federal National Mortgage Association Whole Loan, Series 2004-W2, Class 2A2, 7.00%, 02/25/44	872
	Government National Mortgage Association,
390	Series 1997-7, Class ZA, 9.00%, 05/16/27	423
482	Series 1997-8, Class PN, 7.50%, 05/16/27	501
115	Series 1999-43, Class TA, IF, 9.35%, 11/16/29	127
1,210	Series 1999-44, Class ZG, 8.00%, 12/20/29	1,260
2,395	Series 2000-1, Class PK, 8.00%, 01/16/30	2,504
744	Series 2000-9, Class Z, 8.00%, 06/20/30	788
609	Series 2000-26, Class Z, 7.75%, 09/20/30	617
2,762	Series 2002-4, Class TD, 7.00%, 01/20/32	2,915
3,000	Series 2002-45, Class QE, 6.50%, 06/20/32	3,110
150	Series 2002-47, Class HM, 6.00%, 07/16/32	151
127	Series 2004-73, Class AE, IF, 3.86%, 08/17/34	119
	Vendee Mortgage Trust,
2,202	Series 1996-2, Class 1Z, 6.75%, 06/15/26	2,273
5,852	Series 1998-1, Class 2E, 7.00%, 09/15/27	6,020
325	Series 1999-1, Class 2Z, 6.50%, 01/15/29	335
		215,708
	Non-Agency CMO — 12.0%
518	ABN AMRO Mortgage Corp., Series 2003-7, Class A3, 4.50%, 07/25/18	495
4,943	American Home Mortgage Investment Corp., Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	4,755
	Banc of America Funding Corp.,
1,500	Series 2005-5, Class 3A5, 5.50%, 08/25/35	1,431
967	Series 2005-7, Class 30, PO, 11/25/35	645
3,961	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	3,883
	Banc of America Mortgage Securities,
1,472	Series 2003-7, Class A2, 4.75%, 09/25/18	1,433
1,238	Series 2004-2, Class 2A4, 5.50%, 03/25/34	1,208
6,082	Series 2004-3, Class 2A1, 5.50%, 04/25/34	5,945
1,000	Series 2004-7, Class 2A2, 5.75%, 08/25/34	992
634	Series 2004-8, Class X, PO, 10/25/34	450
151	Series 2004-11, Class 15, PO, 01/25/20	116
518	Series 2005-1, Class 15, PO, 02/25/20	377
504	Series 2005-1, Class 1A17, 5.50%, 02/25/35	476
702	Series 2005-10, Class 15, PO, 11/25/20	510
919	Series 2005-11, Class 15, PO, 12/25/20	714
1,443	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.94%, 10/25/33	1,408
24	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.65%, 03/25/31	25
	BHN II Mortgage Trust,
439	Series 1997-1, Class A2, 7.92%, 07/25/09 (d) (i)	11
612	Series 1997-2, Class A2, 7.54%, 05/31/17 (d) (i)	18
2,198	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.25%, 09/25/33	2,127
2,772	Citicorp Mortgage Securities, Inc., Series 2004-1, Class 3A1, 4.75%, 01/25/34	2,700
324	Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, PO, 12/25/18	257
	Countrywide Alternative Loan Trust,
1,674	Series 2003-J3, Class 2A1, 6.25%, 12/25/33	1,667
5,289	Series 2004-16CB, Class 2A2, 5.00%, 08/25/19	5,180
1,931	Series 2005-5R, Class A1, 5.25%, 12/25/18	1,915
800	Series 2005-23CB, Class A2, 5.50%, 07/25/35	771
5,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	4,882
2,000	Series 2005-86CB, Class A11, 5.50%, 02/25/36	1,913
107	Series 2005-J1, Class 4A1, 6.00%, 08/25/17	107
700	Series 2005-J6, Class 2A1, 5.50%, 07/25/25	693
100	Series 2005-J7, Class 1A9, 5.50%, 07/25/35	96
	Countrywide Home Loan Mortgage Pass-Through Trust,
4,000	Series 2002-32, Class 1A18, 6.00%, 01/25/33	3,990
500	Series 2002-35, Class 2A10, 6.00%, 02/25/33	503
300	Series 2002-39, Class A17, 5.00%, 02/25/33	296
310	Series 2003-J7, Class 2A13, 5.00%, 08/25/33	279
674	Series 2003-J13, Class 1A2, 5.25%, 01/25/34	671
199	Series 2005-13, Class A1, 5.50%, 06/25/35	197
4,253	Series 2005-22, Class 2A1, FRN, 5.30%, 11/25/35	4,221
	CS First Boston Mortgage Securities Corp.,
1,000	Series 2005-1, Class 1A16, 5.50%, 02/25/35	953
881	Series 2005-10, Class 6A13, 5.50%, 11/25/35	768

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
500	Series 2005-10, Class 10A4, 6.00%, 11/25/35	497
286	Deutsche ALT-A Securities Inc. Alternate Loan Trust, Series 2005-3 Class 4A, PO, 06/25/35	195
1,030	First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1, FRN, 5.32%, 09/25/34	1,028
1,712	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	1,694
65	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.50%, 08/25/33	64
1,141	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	1,110
	MASTR Alternative Loans Trust,
582	Series 2003-8, Class 3A1, 5.50%, 12/25/33	575
147	Series 2004-6, Class 6A1, 6.50%, 07/25/34	147
359	Series 2004-7, Class 30, PO, 08/25/34	253
165	Series 2004-7, Class 3A1, 6.50%, 08/25/34	166
2,174	Series 2004-8, Class 6A1, 5.50%, 09/25/19	2,167
4,411	Series 2004-10, Class 1A1, 4.50%, 09/25/19	4,208
911	Series 2004-11, Class 8A3, 5.50%, 10/25/19	908
163	Series 2005-1, Class 5A1, 5.50%, 01/25/20	162
	MASTR Asset Securitization Trust,
1,981	Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,962
388	Series 2003-6, Class 8A1, 5.50%, 07/25/33	377
1,400	Series 2003-10, Class 3A1, 5.50%, 11/25/33	1,364
1,399	Series 2003-11, Class 3A1, 4.50%, 12/25/18	1,336
387	Series 2004-6, Class 15, PO, 07/25/19	291
794	Series 2004-8, PO, 08/25/19	595
932	Series 2004-10, Class 1A1, 4.50%, 10/25/19	890
879	MASTR Resecuritization Trust, Series 2005, Class 3, PO, 05/28/35 (e)	604
1,117	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.64%, 02/25/35	1,119
766	Nomura Asset Acceptance Corp., Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	779
	Paine Webber CMO Trust,
27	Series H, Class 4, 8.75%, 04/01/18	29
3	Series J, Class 3, 8.80%, 05/01/18	3
32	Series L, Class 4, 8.95%, 07/01/18	34
	Residential Accredit Loans, Inc.,
2,748	Series 2003-QS14, Class A1, 5.00%, 07/25/18	2,675
1,550	Series 2004-QS8, Class A2, 5.00%, 06/25/34	1,521
1,489	Series 2005-QA7, Class A21, VAR, 4.84%, 07/25/35	1,465
4,000	Series 2005-QS5, Class A4, 5.75%, 04/25/35	3,854
	Residential Funding Mortgage Securities I,
1,545	Series 2003-S7, Class A17, 4.00%, 05/25/33	1,483
2,627	Series 2004-S4, Class 2A7, 4.50%, 04/25/19	2,547
1,540	Series 2005-SA4, Class 1A1, VAR, 4.98%, 09/25/35	1,533
3,138	Series 2006-S1, Class 1A8, 5.75%, 01/25/36	2,839
1,138	Residential Funding Securities Corp., Series 2003-RM2, Class AII, 5.00%, 05/25/18	1,116
292	Structured Asset Securities Corp, Series 2003-21, Class 1A3, 5.50%, 07/25/33	289
300	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.50%, 06/25/35	294
	Washington Mutual, Inc.,
2,291	Series 2002-S4, Class A4, 6.50%, 10/19/29	2,296
1,531	Series 2002-S8, Class 2A7, 5.25%, 01/25/18	1,503
648	Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	628
1,472	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	1,442
	Wells Fargo Mortgage-Backed Securities Trust,
208	Series 2003-8, Class A9, 4.50%, 08/25/18	198
543	Series 2003-10, Class A1, 4.50%, 09/25/18	519
500	Series 2003-11, Class 1A4, 4.75%, 10/25/18	487
414	Series 2003-17, Class 2A9, PO, 01/25/34	197
1,043	Series 2003-18, Class A1, 5.50%, 12/25/33	1,029
320	Series 2004-DD, Class 2A8, FRN, 4.51%, 01/25/35	309
2,226	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	2,184
1,377	Series 2004-P, Class 2A1, FRN, 4.22%, 09/25/34	1,351
342	Series 2004-Q, Class 1A3, FRN, 4.90%, 09/25/34	329
2,127	Series 2004-Q, Class 2A2, FRN, 4.89%, 09/25/34	2,098
2,000	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	1,928
2,175	Series 2005-9, Class 2A10, 5.25%, 10/25/35	1,980
		119,729
	Total Collateralized Mortgage Obligations (Cost $337,518)	335,437
	Commercial Mortgage-Backed Securities — 1.8%
2,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	1,977
	Bear Stearns Commercial Mortgage Securities,
769	Series 2000-WF1, Class A1, 7.64%, 02/15/32	785

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   43

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
1,000	Series 2004-T14, Class A3, 4.80%, 01/12/41	979
2,570	Series 2006-PW11, Class A4, VAR, 5.63%, 03/11/39	2,583
1,975	DLJ Commercial Mortgage Corp., Series 2000-CF1, Class A1B, 7.62%, 06/10/33	2,121
1,325	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.66%, 01/12/43	1,392
1,750	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A4, VAR, 5.29%, 01/12/44	1,728
1,750	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.62%, 02/12/39	1,757
2,390	Morgan Stanley Capital I, Series 2006-C15, Class A1, 5.68%, 08/12/41	2,425
2,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	1,930
	Total Commercial Mortgage-Backed Securities (Cost $17,837)	17,677
	Corporate Bonds — 27.2%
	Aerospace & Defense — 0.5%
750	L-3 Communications Corp., Series B, 6.38%, 10/15/15	722
400	Loral Corp., 7.00%, 09/15/23	446
750	Moog, Inc., 6.25%, 01/15/15	709
1,000	Northrop Grumman Corp., 7.13%, 02/15/11	1,068
500	Sequa Corp., Series B, 8.88%, 04/01/08	520
1,288	Systems 2001 AT LLC (Cayman Islands), 7.16%, 12/15/11 (e)	1,332
		4,797
	Air Freight & Logistics — 0.5%
	FedEx Corp.,
1,000	9.65%, 06/15/12	1,195
3,408	Series A-1, 7.85%, 01/30/15	3,590
		4,785
	Airlines — 0.4%
	American Airlines, Inc.,
500	7.25%, 02/05/09	497
992	Series A2, 10.18%, 01/02/13	975
404	Continental Airlines, Inc., 7.88%, 01/02/20	394
624	Delta Air Lines, Inc., Series K, 10.00%, 12/05/14 (d) (e)	369
	NWA Trust,
612	Series A, 9.25%, 06/21/14 (d)	624
1,531	Series B, 10.23%, 06/21/14 (d)	1,492
		4,351
	Automobiles — 0.6%
2,000	DaimlerChrysler NA Holding Corp., 7.30%, 01/15/12	2,128
2,500	Ford Motor Credit Co., 7.38%, 10/28/09	2,452
1,500	General Motors Acceptance Corp., 7.25%, 03/02/11	1,497
		6,077
	Beverages — 0.0% (g)
400	Coca-Cola Enterprises, Inc., 6.95%, 11/15/26 (c)	445
	Capital Markets — 2.5%
	Bear Stearns Cos., Inc. (The),
1,000	3.25%, 03/25/09	954
2,000	4.50%, 10/28/10	1,939
	Donaldson Lufkin & Jenrette, Inc.,
500	6.50%, 04/01/08	509
1,000	6.50%, 06/01/08	1,019
1,000	FMR Corp., 4.75%, 03/01/13 (e)	965
	Goldman Sachs Group, Inc.,
650	5.15%, 01/15/14	632
780	5.25%, 10/15/13	764
2,000	6.60%, 01/15/12	2,098
1,500	6.88%, 01/15/11	1,584
	Lehman Brothers Holdings, Inc.,
235	3.60%, 03/13/09	226
2,025	4.00%, 01/22/08	1,990
295	8.50%, 08/01/15	351
	Merrill Lynch & Co., Inc.,
1,100	4.79%, 08/04/10	1,080
2,750	Series B, 3.13%, 07/15/08	2,644
1,900	Series C, 4.13%, 01/15/09	1,853
	Morgan Stanley,
1,750	4.25%, 05/15/10 (c)	1,687
1,000	5.30%, 03/01/13	988
1,000	6.60%, 04/01/12 (c)	1,055
1,850	6.75%, 04/15/11 (c)	1,949
		24,287
	Chemicals — 0.4%
1,000	Dow Capital BV (Netherlands), 8.50%, 06/08/10	1,097
250	Eastman Chemical Co., 7.60%, 02/01/27	271
750	IMC Global, Inc., 10.88%, 08/01/13	840
735	Monsanto Co., 7.38%, 08/15/12	803
500	NewMarket Corp., 8.88%, 05/01/10	515
500	Westlake Chemical Corp., 6.63%, 01/15/16	475
		4,001

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 3.7%
	Bank of America Corp.,
1,000	7.40%, 01/15/11	1,079
2,900	7.80%, 02/15/10	3,126
500	7.80%, 09/15/16 (c)	582
1,500	Series F, 6.98%, 03/07/37	1,686
5,000	Bank of Scotland (United Kingdom), VAR, 7.00%, 12/31/49 (e)	5,072
250	Bankers Trust Corp., 7.25%, 10/15/11	272
1,000	BB&T Corp., 6.50%, 08/01/11	1,048
1,750	Branch Banking & Trust Co., 4.88%, 01/15/13	1,693
1,500	First Bank NA, 6.50%, 02/01/08	1,523
1,000	FleetBoston Financial Corp., 7.38%, 12/01/09	1,063
400	HSBC Holdings plc (United Kingdom), 7.35%, 11/27/32	464
2,000	Huntington National Bank, 8.00%, 04/01/10	2,169
700	Key Bank NA, 5.70%, 08/15/12	709
1,740	Marshall & Ilsley Corp., 4.38%, 08/01/09	1,701
500	Mellon Funding Corp., 6.38%, 02/15/10	517
1,500	National City Bank, 4.63%, 05/01/13 (c)	1,430
1,500	National Westminster Bank plc (United Kingdom), 7.38%, 10/01/09	1,592
	Popular North America, Inc.,
825	4.25%, 04/01/08	808
500	Series E, 6.13%, 10/15/06	500
2,035	Royal Bank of Canada (Canada), 3.88%, 05/04/09	1,971
2,500	SunTrust Banks, Inc., 6.00%, 02/15/26	2,538
500	UnionBanCal Corp., 5.25%, 12/16/13	490
2,000	US Bancorp, 7.50%, 06/01/26	2,363
	Wells Fargo & Co.,
1,000	4.20%, 01/15/10	969
500	6.38%, 08/01/11 (c)	523
1,000	Wells Fargo Bank, 6.45%, 02/01/11	1,046
		36,934
	Commercial Services & Supplies — 0.5%
709	Allied Waste North America, Series B, 7.13%, 05/15/16 (e)	689
750	Corrections Corp. of America, 6.25%, 03/15/13	725
1,300	PHH Corp., 7.13%, 03/01/13	1,306
530	Phoenix Color Corp., 11.00%, 02/01/09	499
	Quebecor World Capital Corp (Canada),
500	6.13%, 11/15/13	415
500	8.75%, 03/15/16 (e)	470
500	Stewart Enterprises, Inc., 6.25%, 02/15/13	442
750	United Rentals North America, Inc., 6.50%, 02/15/12	711
		5,257
	Communications Equipment — 0.1%
930	Cisco Systems, Inc., 5.50%, 02/22/16	926
	Computers & Peripherals — 0.2%
	International Business Machines Corp.,
1,000	5.39%, 01/22/09	1,003
650	7.00%, 10/30/25	734
		1,737
	Construction Materials — 0.1%
1,300	Hanson Australia Funding Ltd. (Australia), 5.25%, 03/15/13 (c)	1,259
	Consumer Finance — 0.7%
1,500	American Express Credit Corp., 3.00%, 05/16/08	1,445
200	Capital One Bank, 4.88%, 05/15/08 (c)	198
	HSBC Finance Corp.,
2,200	5.88%, 02/01/09	2,233
500	6.38%, 11/27/12	522
1,000	6.50%, 11/15/08	1,025
1,000	John Deere Capital Corp., Series D, 4.63%, 04/15/09	984
350	MBNA America Bank, 5.38%, 01/15/08	350
1,225	SLM Corp., 4.00%, 01/15/10	1,175
		7,932
	Containers & Packaging — 0.1%
750	Ball Corp., 6.88%, 12/15/12	750
	Owens Brockway Glass Container, Inc.,
250	7.75%, 05/15/11	256
440	8.88%, 02/15/09	452
		1,458
	Diversified Financial Services — 3.1%
	Associates Corp., NA,
1,000	6.25%, 11/01/08	1,019
5,000	8.15%, 08/01/09	5,381
500	Series B, 7.95%, 02/15/10	540
280	Canadian Pacific Ltd. (Canada), 9.45%, 08/01/21	380
	Caterpillar Financial Services Corp.,
1,500	Series F, 3.45%, 01/15/09	1,442
1,200	Series F, 4.50%, 09/01/08	1,181
	CIT Group, Inc.,
1,000	5.00%, 02/01/15 (c)	956
1,325	6.88%, 11/01/09	1,379
1,000	7.75%, 04/02/12	1,103
1,000	Citigroup, Inc., 4.70%, 05/29/15 (c)	949

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   45

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
	Credit Suisse First Boston USA, Inc.,
500	5.50%, 08/15/13	501
1,690	6.13%, 11/15/11	1,745
	General Electric Capital Corp.,
500	Series A, 3.50%, 05/01/08	486
885	Series A, 4.25%, 01/15/08	873
1,000	Series A, 4.38%, 11/21/11	958
1,750	Series A, 5.88%, 02/15/12	1,796
2,700	Series A, 6.00%, 06/15/12	2,790
1,750	Series A, 6.13%, 02/22/11	1,810
1,100	Series A, 6.75%, 03/15/32	1,242
	International Lease Finance Corp.,
190	4.50%, 05/01/08	187
1,000	5.63%, 06/01/07	1,001
210	5.88%, 05/01/13 (c)	214
400	National Rural Utilities Cooperative Finance Corp., Series C, 7.25%, 03/01/12	435
1,615	Textron Financial Corp., 4.60%, 05/03/10	1,574
		29,942
	Diversified Telecommunication Services — 1.5%
	BellSouth Corp.,
1,285	5.20%, 09/15/14	1,226
100	6.88%, 10/15/31 (c)	102
2,000	British Telecommunications plc (United Kingdom), 8.37%, 12/15/10	2,231
400	GTE Corp., 7.90%, 02/01/27	417
308	MasTec, Inc., Series B, 7.75%, 02/01/08	307
500	New York Telephone Co., 6.13%, 01/15/10	503
613	Nynex Corp., 9.55%, 05/01/10	652
1,000	Qwest Corp., 7.88%, 09/01/11	1,043
	Sprint Capital Corp.,
1,000	6.00%, 01/15/07	1,001
1,000	7.63%, 01/30/11 (c)	1,073
370	8.38%, 03/15/12	414
800	8.75%, 03/15/32	970
1,250	Telus Corp. (Canada), 8.00%, 06/01/11	1,375
270	United Telephone Co. of Florida, Series HH, 8.38%, 01/15/25	302
2,500	Verizon Pennsylvania, Inc., 8.35%, 12/15/30	2,856
		14,472
	Electric Utilities — 1.9%
250	Calpine Canada Energy Finance Ulc (Canada), 8.50%, 05/01/08 (d)	164
	Carolina Power & Light Co.,
1,250	5.13%, 09/15/13	1,222
1,000	5.95%, 03/01/09	1,014
664	Commonwealth Edison Co., 6.95%, 07/15/18 (c)	690
1,000	Consolidated Edison Co. of New York, 4.70%, 06/15/09 (c)	985
1,555	Constellation Energy Group, Inc., 6.35%, 04/01/07	1,561
1,000	DTE Energy Co., Series A, 6.65%, 04/15/09	1,027
	Duke Energy Corp.,
2,500	4.20%, 10/01/08 (c)	2,439
1,000	5.63%, 11/30/12	1,009
2,400	Exelon Corp., 6.75%, 05/01/11	2,508
471	FPL Energy National Wind, 6.13%, 03/25/19 (e)	465
594	FPL Energy Wind Funding LLC, 6.88%, 06/27/17 (e)	601
	Nevada Power Co.,
125	6.50%, 04/15/12	128
375	Series A, 8.25%, 06/01/11	411
1,000	Northeast Utilities, Series B, 3.30%, 06/01/08	962
900	NorthWestern Corp., 5.88%, 11/01/14	894
470	Ormat Funding Corp., 8.25%, 12/30/20	474
250	Pacificorp, Series F, 7.24%, 08/16/23	280
750	Sierra Pacific Power Co., 6.25%, 04/15/12	760
600	Texas-New Mexico Power Co., 6.13%, 06/01/08	602
500	TXU Corp., Series P, 5.55%, 11/15/14	466
		18,662
	Electronic Equipment & Instruments — 0.1%
370	Arrow Electronics, Inc., 6.88%, 07/01/13	386
1,000	Flextronics International Ltd. (Singapore), 6.25%, 11/15/14	956
		1,342
	Energy Equipment & Services — 0.4%
650	Compagnie Generale de Geophysique S.A. (France), 7.50%, 05/15/15	647
500	Grant Prideco, Inc., Series B, 6.13%, 08/15/15	475
500	Offshore Logistics, Inc., 6.13%, 06/15/13	467
2,256	Oslo Seismic Services, Inc., 8.28%, 06/01/11	2,310
500	PHI, Inc., 7.13%, 04/15/13 (e)	476
500	Pride International, Inc., 7.38%, 07/15/14	509
		4,884
	Food & Staples Retailing — 0.2%
	Kroger Co. (The),
600	7.80%, 08/15/07	610
1,000	8.05%, 02/01/10	1,073
		1,683

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food Products — 0.3%
500	Cosan S.A. Industria e Comercio (Brazil), 9.00%, 11/01/09 (e)	529
1,000	Grand Metropolitan Investment Corp., 7.45%, 04/15/35 (c)	1,196
500	Smithfield Foods, Inc., Series B, 7.75%, 05/15/13	511
400	Tyson Foods, Inc., 7.25%, 10/01/06	400
		2,636
	Gas Utilities — 0.5%
500	AmeriGas Partners LP, 7.13%, 05/20/16	486
500	El Paso Natural Gas Co., Series A, 7.63%, 08/01/10	514
500	Holly Energy Partners LP, 6.25%, 03/01/15	461
1,000	KeySpan Gas East Corp., 7.88%, 02/01/10	1,074
500	Pacific Energy Partners LP, 7.13%, 06/15/14	505
	SEMCO Energy, Inc.,
500	7.13%, 05/15/08	493
250	7.75%, 05/15/13	250
835	Southern California Gas Co., 4.38%, 01/15/11	804
375	Southern Star Central Corp., 6.75%, 03/01/16 (e)	368
500	Williams Partners Finance Corp., 7.50%, 06/15/11 (e)	502
		5,457
	Health Care Providers & Services — 0.3%
350	Fresenius Medical Care Capital Trust, 7.88%, 06/15/11	357
1,000	HCA, Inc., 8.75%, 09/01/10	1,008
500	Omnicare, Inc., 6.75%, 12/15/13	480
	Ventas Realty LP/Ventas Capital Corp.,
250	6.63%, 10/15/14	253
500	9.00%, 05/01/12	557
		2,655
	Hotels, Restaurants & Leisure — 0.2%
500	Intrawest Corp. (Canada), 7.50%, 10/15/13	530
1,000	MGM Mirage, 6.00%, 10/01/09	978
500	Majestic Star Casino LLC, 9.50%, 10/15/10	514
		2,022
	Household Durables — 0.1%
1,000	KB Home, 5.75%, 02/01/14	887
	Household Products — 0.1%
1,100	Fortune Brands, Inc., 5.38%, 01/15/16	1,046
	Industrial Conglomerates — 0.2%
285	Ingersoll-Rand Co. Ltd. (Bermuda), 7.20%, 06/01/25	316
1,300	Raychem Corp., 7.20%, 10/15/08	1,344
		1,660
	Insurance — 2.4%
1,000	American International Group, Inc., 4.25%, 05/15/13	928
	ASIF Global Financing,
1,200	2.50%, 01/30/07 (e)	1,186
1,000	3.90%, 10/22/08 (e)	973
1,350	Berkshire Hathaway Finance Corp., 4.20%, 12/15/10 (c)	1,298
350	Crum & Forster Holdings Corp., 10.38%, 06/15/13	348
500	Fairfax Financial Holdings Ltd. (Canada), 7.75%, 04/26/12	425
2,000	John Hancock Global Funding II, 3.50%, 01/30/09 (e)	1,924
1,000	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	948
500	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	497
500	MGIC Investment Corp., 6.00%, 03/15/07	501
5,000	MIC Financing Trust I, 8.38%, 02/01/27 (e)	5,034
1,350	Monumental Global Funding II, 4.38%, 07/30/09 (e)	1,318
1,000	New York Life Global Funding, 3.88%, 01/15/09 (e)	969
2,015	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	1,951
	Principal Life Global Funding I,
1,000	2.80%, 06/26/08 (e)	958
1,000	5.13%, 06/28/07 (e)	997
2,100	Protective Life Secured Trust, 4.00%, 04/01/11	1,987
419	SunAmerica, Inc., 8.13%, 04/28/23 (c)	517
1,000	TIAA Global Markets, Inc., 4.13%, 11/15/07 (e)	982
400	Torchmark Corp., 7.88%, 05/15/23	459
275	XL Capital Ltd. (Cayman Islands), 5.25%, 09/15/14	263
		24,463
	IT Services — 0.0% (g)
250	Unisys Corp., 8.00%, 10/15/12	232
	Leisure Equipment & Products — 0.1%
400	Brunswick Corp., 7.38%, 09/01/23	423
500	K2, Inc., 7.38%, 07/01/14	485
		908

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   47

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — 0.2%
500	Case New Holland, Inc., 9.25%, 08/01/11	530
500	Valmont Industries, Inc., 6.88%, 05/01/14	493
500	Westinghouse Air Brake Co., 6.88%, 07/31/13	486
		1,509
	Marine — 0.1%
	Stena AB (Sweden),
400	7.50%, 11/01/13	394
300	9.63%, 12/01/12	320
500	Ultrapetrol Bahamas Ltd. (Bahamas), 9.00%, 11/24/14	460
		1,174
	Media — 1.3%
750	CBS Corp., 8.63%, 08/01/12	841
414	CCH I LLC, 11.00%, 10/01/15	367
240	Comcast Cable Communications Holdings, Inc., 9.46%, 11/15/22	307
500	DirecTV Holdings LLC, 6.38%, 06/15/15	467
500	Echostar DBS Corp., 5.75%, 10/01/08	495
500	Insight Midwest LP, 10.50%, 11/01/10	525
800	News America Holdings, Inc., 7.75%, 01/20/24	872
600	News America, Inc., 6.75%, 01/09/38	624
500	Rogers Cable, Inc. (Canada), 6.25%, 06/15/13	487
1,500	TCI Communications, Inc., 9.80%, 02/01/12	1,767
1,800	Thomson Corp. (The) (Canada), 4.25%, 08/15/09	1,742
	Time Warner Cos, Inc.,
375	8.18%, 08/15/07	384
1,000	9.15%, 02/01/23	1,233
	Time Warner Entertainment Co. LP,
1,000	8.88%, 10/01/12	1,135
750	10.15%, 05/01/12	887
700	Viacom, Inc., 7.70%, 07/30/10	752
500	Videotron Ltee (Canada), 6.88%, 01/15/14	491
		13,376
	Metals & Mining — 0.3%
500	AK Steel Corp., 7.88%, 02/15/09	497
2,131	Newmont Gold Co., 8.91%, 01/05/09	2,226
750	Russel Metals, Inc. (Canada), 6.38%, 03/01/14	706
		3,429
	Multi-Utilities — 0.3%
625	AES Corp. (The), 8.75%, 05/15/13 (e)	671
1,250	Dominion Resources, Inc., Series A, 8.13%, 06/15/10	1,358
1,400	PSEG Power LLC, 7.75%, 04/15/11	1,515
		3,544
	Office Electronics — 0.0% (g)
300	Pitney Bowes, Inc., 3.88%, 06/15/13	273
200	Xerox Corp., 6.40%, 03/15/16	198
		471
	Oil, Gas & Consumable Fuels — 0.7%
	Chesapeake Energy Corp.,
250	6.88%, 01/15/16	243
500	7.50%, 09/15/13	505
3,000	ConocoPhillips Co., 8.75%, 05/25/10	3,346
250	Plains Exploration & Production Co., 7.13%, 06/15/14	256
	Premcor Refining Group, Inc. (The),
250	7.50%, 06/15/15	261
500	9.50%, 02/01/13	546
387	Ras Laffan Liquefied Natural Gas Co., Ltd. (Qatar), 7.63%, 09/15/06 (e)	387
825	Ultramar Diamond Shamrock Corp., 6.75%, 10/15/37	865
		6,409
	Paper & Forest Products — 0.4%
200	Abitibi-Consolidated, Inc. (Canada), 6.00%, 06/20/13	165
750	Bowater, Inc., 6.50%, 06/15/13	668
500	Cascades, Inc. (Canada), 7.25%, 02/15/13	473
350	Catalyst Paper Corp. (Canada), Series D, 8.63%, 06/15/11	344
500	Domtar, Inc. (Canada), 7.13%, 08/15/15	465
1,050	International Paper Co., 5.85%, 10/30/12	1,066
700	Union Camp Corp., 6.50%, 11/15/07	705
37	Weyerhaeuser Co., 6.13%, 03/15/07	37
		3,923
	Pharmaceuticals — 0.1%
750	Biovail Corp. (Canada), 7.88%, 04/01/10	748
	Real Estate Investment Trusts (REITs) — 0.5%
	EOP Operating LP,
700	6.75%, 02/15/12	735
750	7.25%, 02/15/18	830
250	ERP Operating LP, 4.75%, 06/15/09	246
750	Forest City Enterprises, Inc., 7.63%, 06/01/15	756
	Istar Financial, Inc.,
250	6.00%, 12/15/10	253
250	Series B, 4.88%, 01/15/09	246
1,055	Socgen Real Estate Co. LLC, VAR, 7.64%, 12/31/49 (e)	1,079
600	Spieker Properties, Inc., 7.25%, 05/01/09	630
		4,775

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Road & Rail — 0.2%
	Burlington Northern Santa Fe Corp.,
775	6.13%, 03/15/09	790
500	7.13%, 12/15/10	533
874	7.91%, 01/15/20	1,003
		2,326
	Semiconductors & Semiconductor Equipment — 0.1%
	MagnaChip Semiconductor SA,
300	6.88%, 12/15/11	245
300	FRN, 8.58%, 12/15/11	256
500	STATS ChipPAC Ltd. (Singapore), 6.75%, 11/15/11	480
		981
	Specialty Retail — 0.0% (g)
1,000	Quality Stores, Inc., 10.63%, 04/01/07 (d) (f)	—	(h)
	Textiles, Apparel & Luxury Goods — 0.1%
500	Brown Shoe Co., Inc., 8.75%, 05/01/12	515
	Thrifts & Mortgage Finance — 0.9%
	Countrywide Home Loans, Inc.,
1,000	3.25%, 05/21/08 (c)	967
1,000	Series E, 7.20%, 10/30/06	1,002
750	Series K, 5.50%, 02/01/07	750
750	Thornburg Mortgage, Inc., 8.00%, 05/15/13	735
	Washington Mutual, Inc.,
2,375	4.20%, 01/15/10 (c)	2,291
1,000	4.38%, 01/15/08 (c)	987
2,000	World Savings Bank FSB, 4.50%, 06/15/09	1,962
		8,694
	Tobacco — 0.1%
500	Reynolds American, Inc., 6.50%, 07/15/13 (e)	504
	Wireless Telecommunication Services — 0.2%
1,250	New Cingular Wireless Services, Inc., 7.88%, 03/01/11	1,364
500	Rogers Wireless, Inc. (Canada), 6.38%, 03/01/14	490
		1,854
	Total Corporate Bonds (Cost $272,043)	271,429
	Mortgage Pass-Through Securities — 9.4%
	Federal Home Loan Mortgage Corp., Gold Pools,
7,470	4.00%, 08/01/18 – 05/01/19	7,036
2,688	5.50%, 07/01/35	2,648
608	6.00%, 02/01/29	612
7,812	6.50%, 07/01/14 – 03/01/32	7,972
3,130	7.00%, 06/01/09 – 08/01/29 (m)	3,210
740	7.50%, 09/01/10 – 10/01/30	761
359	8.00%, 02/01/08 – 03/01/30	379
75	8.50%, 01/01/08 – 06/01/10	76
10	9.00%, 02/01/10	10
	Federal Home Loan Mortgage Corp., Conventional Pools,
12	7.50%, 02/01/17 – 06/01/17	12
33	8.00%, 08/01/08 – 02/01/10	33
2	8.25%, 09/01/08	2
4	8.75%, 04/01/08	4
22	9.25%, 05/01/12	23
10	10.25%, 06/01/09	11
40	12.00%, 08/01/15 – 07/01/19	44
4	12.50%, 01/01/14	5
1	13.00%, 06/01/14	1
1	13.50%, 01/01/11 – 10/01/12	1
1	14.50%, 12/01/10 – 03/01/11	1
1	14.75%, 03/01/10	1
2	15.00%, 03/01/11	2
	Federal National Mortgage Association, Various Pools,
16,907	3.50%, 08/01/10 – 07/01/19	15,507
19,100	4.00%, 09/01/13 – 12/01/18 (m)	18,169
1,115	4.50%, 07/01/18	1,074
10,117	5.00%, 05/01/18 – 08/01/33	9,833
10,157	5.50%, 08/01/17 – 08/01/34	10,016
2,466	6.00%, 01/01/14 – 01/01/34	2,480
5,033	6.50%, 05/01/13 – 08/01/29	5,147
16	7.00%, 03/01/15 – 03/01/28	17
551	7.50%, 02/01/12 – 03/01/27	566
323	8.00%, 01/01/16	335
877	8.50%, 11/01/11 – 12/01/25	913
12	9.00%, 01/01/19 – 04/01/25	14
85	12.50%, 01/01/16	94
280	ARM, 3.43%, 10/01/33	290
1,037	ARM, 4.17%, 01/01/34	1,017
2,062	ARM, 4.72%, 05/01/35	2,051
	Government National Mortgage Association, Various Pools,
1,110	6.50%, 02/15/28 – 10/15/29	1,137
382	7.00%, 01/15/23 – 04/15/28	393
301	7.25%, 07/15/21 – 01/15/28	311
561	7.50%, 06/15/07 – 09/15/29	585
12	7.75%, 02/15/27	13

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   49

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
341	8.00%, 10/15/07 – 08/20/28	360
19	8.50%, 11/15/25	21
354	9.00%, 04/15/16 – 01/15/25	377
6	10.00%, 11/15/20	6
4	13.00%, 01/15/15	5
	Total Mortgage Pass-Through Securities (Cost $95,173)	93,575
	Supranational — 0.1%
600	Corp. Andina de Fomento, 5.20%, 05/21/13 (Cost $598)	584
	U.S. Government Agency Securities — 3.0%
1,500	Federal Home Loan Bank System, 5.09%, 10/07/08	1,501
138	Federal Housing Authority, 7.43%, 08/01/20	138
	Federal National Mortgage Association,
7,500	6.13%, 03/15/12	7,885
1,935	6.25%, 02/01/11	2,015
2,000	8.20%, 03/10/16	2,463
15,000	Residual Funding, PO, 10/15/19	7,736
	Resolution Funding Corp., Strip,
10,000	PO, 04/15/19	5,283
5,000	PO, 10/15/19	2,571
	Total U.S. Government Agency Securities (Cost $28,000)	29,592
	U.S. Treasury Obligations — 18.9%
	U.S. Treasury Bonds,
6,100	7.13%, 02/15/23 (c)	7,574
2,700	7.25%, 08/15/22 (c)	3,380
8,275	8.00%, 11/15/21 (c)	10,956
5,000	8.13%, 08/15/19	6,536
12,685	8.13%, 05/15/21 (m)	16,877
12,300	8.13%, 08/15/21 (c)	16,404
10,925	8.88%, 08/15/17 (m)	14,660
14,000	9.00%, 11/15/18 (m)	19,282
7,125	9.13%, 05/15/18 (m)	9,822
1,385	10.38%, 11/15/12	1,472
1,250	11.25%, 02/15/15 (c)	1,811
1,254	U.S. Treasury Inflation Indexed Bonds, 3.63%, 04/15/28 (c)	1,563
2,474	U.S. Treasury Inflation Indexed Notes, 3.88%, 01/15/09 (c)	2,557
	U.S. Treasury Notes,
1,670	3.88%, 09/15/10 (c)	1,620
1,600	3.88%, 02/15/13 (c)	1,526
2,500	4.25%, 11/30/07 (c)	2,479
5,100	4.25%, 08/15/13 (c)	4,959
9,660	4.38%, 12/15/10 (c)	9,539
3,400	4.75%, 03/31/11 (c)	3,406
10,000	4.88%, 05/15/09 (c)	10,038
5,000	4.88%, 05/31/11 (c)	5,035
9,000	5.63%, 05/15/08 (c)	9,115
	U.S. Treasury Bonds Coupon STRIPS,
5,000	02/15/11 (c)	4,076
7,500	05/15/12 (c)	5,792
1,000	02/15/13	742
308	05/15/13	226
3,500	11/15/14	2,375
2,425	11/15/15	1,564
3,900	05/15/16 (c)	2,452
11,290	05/15/17	6,731
6,875	11/15/17 (c)	3,992
1,040	05/15/18 (c)	589
	Total U.S. Treasury Obligations (Cost $174,048)	189,150
	Municipal Bonds — 0.2%
1,960	State of Illinois, Taxable Pension, GO, 5.10%, 06/01/33 (Cost $1,960)	1,837
	Foreign Government Securities — 0.7%
CAD 475	Canada Housing Trust No. 1 (Canada), 3.55%, 09/15/10	421
DKK 2,500	Denmark Government Bond (Denmark), 4.00%, 11/15/15	436
EUR 750	Deutsche Bundesrepublik (Germany), 2.50%, 10/08/10	923
	Government of New Zealand (New Zealand),
NZD 500	6.00%, 07/15/08	324
NZD 500	6.00%, 11/15/11	325
	Mexico Government International Bond (Mexico),
430	4.63%, 10/08/08	422
1,300	6.38%, 01/16/13	1,352
700	6.63%, 03/03/15	743
1,350	Series A, 7.50%, 04/08/33 (c)	1,563
	U.K. Treasury Gilt,
GBP 105	4.25%, 06/07/32	202
GBP 275	5.00%, 03/07/08	525
GBP 125	5.00%, 03/07/25	258
	Total Foreign Government Securities (Cost $7,162)	7,494

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — (Continued)
	Common Stocks — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
1	AboveNet, Inc. (a)	54
—(h)	XO Holdings, Inc. (a)	2
		56
	Hotels, Restaurants & Leisure — 0.0% (g)
5	Bally Total Fitness Holding Corp. (a) (f) (i)	11
	Media — 0.0% (g)
4	Cebridge Connections Holdings LLC (a) (f) (i)	307
	Wireless Telecommunication Services — 0.0% (g)
—(h)	Sprint Nextel Corp.	—	(h)
	Total Common Stocks (Cost $1,881)	374
	Preferred Stock — 0.1%
	Construction Materials — 0.1%
49	Oglebay Norton Co., 14.80% (Cost $400)	971

PRINCIPAL AMOUNT($)
	Loan Participations — 0.3%
214	Basell Term Loan B, 7.58%, 09/30/13	217
214	Basell Term Loan C, 8.33%, 09/30/14	217
463	Celanese B Loan (Germany), 7.50%, 04/30/11	464
	Fresenius Medical Care, Capital Term Loan,
57	6.78%, 03/31/13	57
143	6.84%, 03/31/13	141
100	6.86%, 03/31/13	99
199	6.87%, 03/31/13	197
744	Penn Traffic Company Term Loan, 7.25%, 05/26/12	748
498	Polymer Group, Inc. Term Loan, 7.74%, 11/22/12	499
667	Venetian Macau Term Loan B, 8.60%, 04/06/13	667
	Total Loan Participations (Cost $3,298)	3,306

NO. OF WARRANTS
	Warrants — 0.0% (g)
	Abovenet Communications, Inc.
—(h)	expires 09/08/08 (a) (f) (i)	11
—(h)	expires 09/08/10 (a) (f) (i)	11
3	XO Holdings, Inc. (a) expires 01/16/10	1
	Total Warrants (Cost $224)	23
	Total Long-Term Investments (Cost $946,403)	957,717

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.5%
	Investment Company — 3.5%
34,656	JPMorgan Liquid Assets Money Market Fund (b) (Cost $34,656)	34,656

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities Loaned — 11.9%
	Asset-Backed Securities — 0.2%
2,036	MABS, Series 2006-NC1, Class A1, FRN, 5.21%, 02/25/08	2,036
	Certificates of Deposit — 3.3%
4,998	Bank of New York, FRN, 5.51%, 05/02/08	4,998
14,600	Canadian Imperial Bank, New York, FRN, 5.41%, 10/01/07	14,600
100	Credit Suisse First Boston, FRN, 5.33%, 10/17/06	100
6,000	Royal Bank of Canada, New York, FRN, 5.29%, 09/20/06	6,000
7,000	Societe Generale, New York, FRN, 5.32%, 11/24/06	7,000
		32,698
	Commercial Paper — 1.2%
7,000	Morgan Stanley, FRN, 5.37%, 02/20/07	7,000
4,995	Park Granada LLC, 5.30%, 09/05/06	4,995
		11,995
	Corporate Notes — 5.3%
7,700	Bank of America, FRN, 5.31%, 11/07/06	7,700
5,000	Banque Federative Du Credit, FRN, 5.33%, 07/13/07	5,000
10,000	Berkshire Hathaway Finance, FRN, 5.56%, 01/11/08	10,000
3,000	CDC Financial Products Inc., FRN, 5.41%, 10/02/06	3,000
4,500	Citigroup Global Markets Inc., FRN, 5.38%, 09/07/06	4,500
3,500	Goldman Sachs Group, Inc., FRN, 5.42%, 08/31/07	3,500
7,000	Lehman Holdings, FRN, 5.46%, 11/30/06	7,000
5,000	Links Finance LLC, FRN, 5.36%, 10/06/06	5,000
5,000	Macquarie Bank Ltd., FRN, 5.35%, 10/01/07	5,000
1,999	Sigma Finance, Inc., FRN, 5.39%, 02/27/08	1,999
		52,699
	Repurchase Agreement — 1.2%
12,277	Bank of America Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $12,279, collateralized by U.S. Government Agency Mortgages.	12,277

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   51

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — (Continued)
	Time Deposits — 0.7%
2,000	Mutuel Ulster Bank of Ireland, 5.33%, 01/31/07	2,000
5,000	Washington Mutual Grand Cayman, 5.29%, 09/20/06	5,000
		7,000
	Total Investments of Cash Collateral for Securities Loaned (Cost $118,705)	118,705
	Total Investments — 111.2% (Cost $1,099,764)	1,111,078
	Liabilities in Excess of Other Assets — (11.2)%	(111,718)
	NET ASSETS — 100.0%	$999,360

Percentages indicated are based on net assets.

Forward Foreign Currency Exchange Contracts

(Amounts in thousands)

CONTRACTS TO SELL	Settlement Date	Settlement Value (USD)	Value at 08/31/06 (USD)	Net Unrealized (Depreciation) (USD)
671 CAD	09/28/06	$425	$426	$(1)
999 NZD	10/13/06	606	653	(47)
				$(48)

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 89.7%
	Collateralized Mortgage Obligations — 45.5%
	Agency CMO — 45.5%
	Federal Home Loan Mortgage Corp.,
254	Series 155, IO, 7.00%, 11/01/23	58
6	Series 1150, Class I, 7.00%, 10/15/06	6
234	Series 1343, Class LA, 8.00%, 08/15/22	235
1,743	Series 1367, Class K, 5.50%, 09/15/22	1,727
1,046	Series 1489, Class I, 6.50%, 04/15/08	1,048
349	Series 1591, Class E, 10.00%, 10/15/23	391
324	Series 1604, Class MB, IF, 7.18%, 11/15/08	326
507	Series 1625, Class SC, IF, 7.36%, 12/15/08	512
2,273	Series 1633, Class Z, 6.50%, 12/15/23	2,346
3,000	Series 1694, Class PK, 6.50%, 03/15/24	3,112
8,837	Series 1785, Class A, 6.00%, 10/15/23	8,940
3,213	Series 1985, Class PL, 6.50%, 10/17/26 (m)	3,217
947	Series 1999, Class PU, 7.00%, 10/15/27	980
11,013	Series 2005-83, Class LA, 5.50%, 10/25/35	10,998
1,856	Series 2031, Class PG, 7.00%, 02/15/28	1,916
4,609	Series 2035, Class PC, 6.95%, 03/15/28	4,727
4,263	Series 2064, Class PD, 6.50%, 06/15/28 (m)	4,383
3,370	Series 2095, Class PE, 6.00%, 11/15/28	3,422
1,199	Series 2152, Class BD, 6.50%, 05/15/29	1,226
843	Series 2345, Class PQ, 6.50%, 08/15/16	864
1,421	Series 2366, Class VG, 6.00%, 06/15/11	1,426
4,000	Series 2367, Class ME, 6.50%, 10/15/31	4,148
13,500	Series 2480, Class EJ, 6.00%, 08/15/32	13,615
7,428	Series 2571, Class PV, 5.50%, 01/15/14	7,453
20,000	Series 2578, Class PG, 5.00%, 02/15/18	19,257
10,000	Series 2580, Class QM, 5.00%, 10/15/31	9,631
2,352	Series 2611, Class QZ, 5.00%, 05/15/33	2,061
10,000	Series 2630, Class KS, 4.00%, 01/15/17	9,393
10,000	Series 2631, Class TE, 4.50%, 02/15/28	9,573
1,881	Series 2647, Class A, 3.25%, 04/15/32	1,712
5,743	Series 2651, Class VZ, 4.50%, 07/15/18	5,355
9,000	Series 2656, Class BG, 5.00%, 10/15/32	8,690
10,000	Series 2684, Class PD, 5.00%, 03/15/29	9,774
2,500	Series 2688, Class DG, 4.50%, 10/15/23	2,296
8,588	Series 2727, Class PE, 4.50%, 07/15/32	8,028
5,000	Series 2749, Class TD, 5.00%, 06/15/21	4,896
6,000	Series 2773, Class TB, 4.00%, 04/15/19	5,341
4,730	Series 2780, Class TD, 5.00%, 04/15/28	4,642
15,136	Series 2809, Class DC, 4.50%, 06/15/19	14,137
2,750	Series 2827, Class DG, 4.50%, 07/15/19	2,558
5,000	Series 2827, Class TC, 5.00%, 10/15/28	4,929
7,450	Series 2841, Class AT, 4.00%, 08/15/19	6,620
8,028	Series 2927, Class GA, 5.50%, 10/15/34	8,022
5,000	Series 2929, Class PC, 5.00%, 01/15/28	4,914
18,782	Series 2976, Class HP, 4.50%, 01/15/33	18,079
10,600	Series 3036, Class ND, 5.00%, 05/15/34 (m)	10,090
6,181	Series 3045, Class HN, 4.50%, 09/15/33	5,945
4,947	Series 3085, Class VS, IF, 7.40%, 12/15/35	5,389
5,500	Series 3114, Class KB, 5.00%, 09/15/27	5,374
	Federal Home Loan Mortgage Corp., Structured Pass-Through Securities,
2,859	Series T-54, Class 2A, 6.50%, 02/25/43	2,880
2,371	Series T-56, Class A, PO, 05/25/43	1,979
	Federal National Mortgage Association,
6,777	Series 343, Class 23, IO, 4.00%, 10/01/18	970
342	Series 1988-16, Class B, 9.50%, 06/25/18 (m)	370
386	Series 1990-57, Class J, 7.00%, 05/25/20 (m)	398
825	Series 1993-110, Class H, 6.50%, 05/25/23	844
653	Series 1993-146, Class E, PO, 05/25/23	531
7,400	Series 1993-155, Class PJ, 7.00%, 09/25/23	7,773
734	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	749
120	Series 1993-205, Class H, PO, 09/25/23	97
177	Series 1993-217, Class H, PO, 08/25/23	144
119	Series 1993-228, Class G, PO, 09/25/23	94
94	Series 1994-12, Class C, 6.25%, 01/25/09	94
324	Series 1994-13, Class SM, IF, 10.76%, 02/25/09	339
3,751	Series 1994-37, Class L, 6.50%, 03/25/24	3,820
9,094	Series 1994-43, Class PJ, 6.35%, 12/25/23	9,291
10,556	Series 1994-51, Class PV, 6.00%, 03/25/24	10,712
5,042	Series 1994-62, Class PJ, 7.00%, 01/25/24	5,233
4,130	Series 1994-86, Class PJ, 6.00%, 06/25/09	4,138
7,730	Series 1998-58, Class PC, 6.50%, 10/25/28	7,969
1,348	Series 2000-8, Class Z, 7.50%, 02/20/30	1,414
5,744	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	1,286
2,491	Series 2002-2, Class UC, 6.00%, 02/25/17	2,502
3,000	Series 2002-3, Class PG, 5.50%, 02/25/17	3,008
5,000	Series 2002-18, Class PC, 5.50%, 04/25/17	5,027
6,502	Series 2002-73, Class OE, 5.00%, 11/25/17	6,312
5,712	Series 2002-86, Class EJ, 5.50%, 12/25/32	5,720
10,000	Series 2003-35, Class MD, 5.00%, 11/25/16	9,849
5,000	Series 2003-70, Class BE, 3.50%, 12/25/25	4,771
5,000	Series 2003-74, Class VL, 5.50%, 11/25/22	4,900
20,000	Series 2003-81, Class MC, 5.00%, 12/25/32 (m)	19,308
5,255	Series 2003-82, Class VB, 5.50%, 08/25/33	5,136
10,000	Series 2003-128, Class DY, 4.50%, 01/25/24 (m)	9,074
5,039	Series 2004-46, Class QD, IF, 2.70%, 03/25/34	4,254
5,000	Series 2005-16, Class LC, 5.50%, 05/25/28	4,985

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   53

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
5,128	Series 2005-29, Class AK, 4.50%, 04/25/35	4,930
12,110	Series 2005-58, Class EP, 5.50%, 07/25/35	12,097
66	Series G92-35, Class EB, 7.50%, 07/25/22	69
891	Series G92-44, Class ZQ, 8.00%, 07/25/22	941
	Federal National Mortgage Association Pool Whole Loan,
995	Series 1999-W4, Class A9, 6.25%, 02/25/29	1,001
7,722	Series 2002-W7, Class A4, 6.00%, 06/25/29	7,761
2,789	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	2,836
1,289	Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,337
8,175	Series 2003-W18, Class 1A6, 5.37%, 08/25/43	8,088
3,029	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	3,063
	Government National Mortgage Association,
2,102	Series 1998-22, Class PD, 6.50%, 09/20/28	2,162
1,213	Series 1999-17, Class L, 6.00%, 05/20/29	1,229
6,000	Series 2001-10, Class PE, 6.50%, 03/16/31	6,238
5,838	Series 2001-64, Class PB, 6.50%, 12/20/31	6,023
35,508	Series 2003-59, Class XA, IO, VAR, 0.97%, 06/16/34	3,080
4,290	Series 2004-62, Class VA, 5.50%, 07/20/15	4,288
18,807	Series 2005-28, Class AJ, 5.50%, 04/20/35	18,795
	Total Collateralized Mortgage Obligations (Cost $496,199)	493,691
	Mortgage Pass-Through Securities — 11.1%
	Federal Home Loan Mortgage Corp., Gold Pools,
4,045	4.50%, 05/01/24	3,833
2,322	5.00%, 12/01/13 – 12/01/16	2,284
4,238	5.50%, 11/01/33	4,176
3,767	6.00%, 04/01/14 – 02/01/32	3,788
7,368	6.50%, 12/01/12 – 07/01/29	7,508
784	7.00%, 12/01/14 – 04/01/26 (m)	810
884	7.50%, 04/01/09 – 08/01/25	899
296	8.00%, 11/01/24 – 09/01/25	311
615	8.50%, 01/01/10 – 07/01/28	657
61	9.00%, 08/01/09 – 05/01/22	62
	Federal Home Loan Mortgage Corp., Conventional Pools,
33	9.00%, 12/01/09	33
—(h)	9.50%, 04/01/16	—	(h)
4,146	5.50%, 08/01/33	4,082
667	ARM, 6.20%, 01/01/27	680
81	ARM, 6.51%, 04/01/30	82
	Federal National Mortgage Association, Various Pools,
11,871	5.00%, 11/01/23 – 11/01/33	11,441
59,164	5.50%, 11/01/16 – 05/01/36	58,241
7,221	6.00%, 03/01/11 – 09/01/28	7,285
2,336	6.50%, 12/01/10 – 04/01/32	2,387
831	7.00%, 09/01/07 – 08/01/25	852
908	7.50%, 06/01/14 – 04/01/30	944
871	8.00%, 11/01/12	898
57	9.00%, 12/01/24	61
428	10.00%, 10/01/16 – 11/01/21	470
	Government National Mortgage Association Various Pools,
109	6.00%, 10/15/23	110
2,594	6.50%, 07/15/08 – 02/15/24 (m)	2,651
1,116	7.00%, 11/15/22 – 06/15/28	1,149
1,482	7.50%, 07/15/07 – 02/15/28	1,547
1,415	8.00%, 08/15/07 – 11/20/27	1,497
44	8.50%, 10/15/24	48
1,292	9.00%, 11/15/08 – 11/15/24	1,391
106	9.50%, 07/15/09 – 12/15/20	113
3	11.00%, 11/15/09	4
161	ARM, 4.75%, 07/20/27 (m)	162
	Total Mortgage Pass-Through Securities (Cost $121,442)	120,456
	U.S. Government Agency Securities — 10.0%
	Federal Home Loan Bank System,
7,000	5.75%, 08/15/11	7,206
	Federal National Mortgage Association,
21,000	Zero Coupon, 10/09/19	10,139
9,200	Zero Coupon, 05/29/26	3,232
	Financing Corp. Fico,
500	Zero Coupon, 10/06/06	498
1,000	Zero Coupon, 11/11/06	990
500	Zero Coupon, 12/27/06	492
26,153	Zero Coupon, 12/06/18	13,927
	Residual Funding,
78,000	Zero Coupon, 07/15/20	38,526
5,000	Zero Coupon, 04/15/30	1,538
	Resolution Funding Corp.,
50,000	Zero Coupon, 07/15/20	24,629
15,000	Zero Coupon, 04/15/28	5,067
	Tennessee Valley Authority,
4,500	Zero Coupon, 07/15/16	2,694
	Total U.S. Government Agency Securities (Cost $94,710)	108,938

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — 23.1%
	U.S. Treasury Bonds,
2,500	7.13%, 02/15/23 (c)	3,104
13,140	7.25%, 05/15/16 (c)	15,642
3,935	7.25%, 08/15/22 (c)	4,925
3,635	8.00%, 11/15/21 (c)	4,813
4,085	8.88%, 08/15/17 (c)	5,482
1,020	9.00%, 11/15/18	1,405
18,000	10.38%, 11/15/12 (c)	19,137
	U.S. Treasury Bonds Coupon STRIPS,
5,845	02/15/15	3,917
1,655	05/15/15 (c)	1,098
2,500	08/15/15 (c)	1,636
8,810	11/15/15 (c)	5,683
1,190	05/15/16 (c)	748
	U.S. Treasury Bonds Principal STRIPS,
30,000	11/15/09 (c)	25,837
72,500	05/15/20 (c)	36,796
	U.S. Treasury Inflation Indexed Bonds,
1,541	1.63%, 01/15/15 (c)	1,467
25,118	3.63%, 01/15/08	25,447
	U.S. Treasury Notes,
10,830	2.63%, 05/15/08 (c)	10,445
27,700	3.00%, 02/15/08 (c)	26,977
8,890	3.63%, 07/15/09 (c)	8,636
10,000	3.88%, 05/15/09 (c)	9,790
2,085	3.88%, 02/15/13 (c)	1,989
6,430	4.25%, 08/15/13 (c)	6,252
2,015	4.75%, 05/15/14 (c)	2,017
15,000	5.00%, 08/15/11 (c)	15,231
4,550	5.63%, 05/15/08 (c)	4,608
6,750	5.75%, 08/15/10 (c)	7,007
	Total U.S. Treasury Obligations (Cost $248,287)	250,089
	Total Long-Term Investments (Cost $960,638)	973,174
SHARES
Short-Term Investment — 7.6%
	Investment Company — 7.6%
82,036	JPMorgan U.S. Government Money Market Fund (b) (Cost $82,036)	82,036
Investment of Cash Collateral for Securities Loaned — 15.4%
	Repurchase Agreements — 15.4%
33,138	Bank of America Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $33,143, collateralized by U.S. Government Agency Mortgages	33,138
33,500	Bear Stearns, 5.31%, dated 08/31/06, due 09/01/06, repurchase price $33,505, collateralized by U.S. Government Agency Mortgages	33,500
33,500	Lehman Brothers Inc., 5.32%, dated 08/31/06, due 09/01/06, repurchase price $33,505, collateralized by U.S. Government Agency Mortgages	33,500
33,500	Morgan Stanley, 5.33%, dated 08/31/06, due 09/01/06, repurchase price $33,505, collateralized by U.S. Government Agency Mortgages	33,500
33,500	UBS Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $33,505, collateralized by U.S. Government Agency Mortgages	33,500
	Total Investments of Cash Collateral for Securities Loaned (Cost $167,138)	167,138
	Total Investments — 112.7% (Cost $1,209,812)	$1,222,348
	Liabilities in Excess of Other Assets — (12.7)%	(138,120)
	NET ASSETS — 100.0%	$1,084,228

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   55

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.7%
	Corporate Bonds — 84.8%
	Aerospace & Defense — 0.6%
1,100	Alliant Techsystems, Inc., 6.75%, 04/01/16	1,070
1,000	DRS Technologies, Inc., 6.63%, 02/01/16	972
2,250	L-3 Communications Corp., Series B, 6.38%, 10/15/15	2,166
1,100	Orbital Sciences Corp., Series B, 9.00%, 07/15/11 (c)	1,166
	Sequa Corp.,
700	9.00%, 08/01/09	738
425	Series B, 8.88%, 04/01/08	442
		6,554
	Airlines — 1.8%
	American Airlines, Inc.,
2,240	3.06%, 09/28/08 (i)	1,999
2,200	7.25%, 02/05/09	2,189
1,750	7.32%, 04/15/11 (c)	1,725
861	9.71%, 01/02/07	861
4,165	10.18%, 01/02/13	4,092
518	10.21%, 01/01/10	508
	Continental Airlines, Inc.,
7	7.42%, 10/01/08	6
6,584	9.80%, 04/01/21 (m)	6,912
4,100	Northwest Airlines Corp., 10.00%, 02/01/09 (c) (d)	1,942
		20,234
	Automotive — 4.3%
800	Delco Remy International, Inc., 9.38%, 04/15/12	460
4,885	Ford Motor Co., 7.45%, 07/16/31 (c)	3,835
	Ford Motor Credit Co.,
6,230	8.63%, 11/01/10 (c)	6,249
492	FRN, 10.49%, 09/15/06 (c) (e)	520
	General Motors Acceptance Corp.,
4,210	5.13%, 05/09/08	4,093
2,330	7.75%, 01/19/10	2,369
10,685	8.00%, 11/01/31 (c)	10,799
	General Motors Corp.,
5,650	8.10%, 06/15/24	4,548
4,390	8.25%, 07/15/23 (c)	3,644
3,000	8.80%, 03/01/21 (m)	2,565
9,500	Goodyear Tire & Rubber Co. (The), 9.00%, 07/01/15 (c)	9,524
1,538	Metaldyne Corp., 10.00%, 11/01/13 (c)	1,538
		50,144
	Building Materials — 0.7%
5,075	Fedders North America, Inc., 9.88%, 03/01/14 (c)	3,502
1,250	Interline Brands, Inc., 8.13%, 06/15/14	1,259
3,500	RMCC Acquisition Co., 9.50%, 11/01/12 (c) (e)	3,657
		8,418
	Chemicals — 3.2%
850	Chemtura Corp., 6.88%, 06/01/16 (c)	822
	IMC Global, Inc.,
1,000	10.88%, 08/01/13	1,120
2,500	Series B, 10.88%, 06/01/08 (m)	2,669
1,300	Series B, 11.25%, 06/01/11 (m)	1,373
1,500	M&G Finance Corp., 7.67%, 04/16/09 (i)	1,511
3,700	NewMarket Corp., 8.88%, 05/01/10	3,811
3,000	OM Group, Inc., 9.25%, 12/15/11 (m)	3,120
2,775	PolyOne Corp., 10.63%, 05/15/10 (c)	2,976
	Quality Distribution LLC/QD Capital Corp.,
2,775	9.00%, 11/15/10	2,657
2,850	FRN, 9.87%, 01/15/12	2,886
3,000	Terra Capital, Inc., 12.88%, 10/15/08 (m)	3,353
4,550	Tronox Worldwide Finance, 9.50%, 12/01/12 (c)	4,675
5,800	Westlake Chemical Corp., 6.63%, 01/15/16 (c)	5,510
		36,483
	Construction Machinery — 1.6%
500	Ashtead Capital, Inc., 9.00%, 08/15/16 (e)	510
	Case New Holland, Inc.,
3,800	7.13%, 03/01/14	3,753
6,030	9.25%, 08/01/11 (m)	6,392
500	Penhall International Corp., 12.00%, 08/01/14 (e)	510
	United Rentals North America, Inc.,
6,450	6.50%, 02/15/12 (m)	6,111
1,500	7.00%, 02/15/14 (c)	1,376
300	7.75%, 11/15/13 (c)	287
		18,939
	Consumer Products — 1.0%
1,650	American Greetings Corp., 7.38%, 06/01/16	1,660
5,100	K2, Inc., 7.38%, 07/01/14	4,947
3,250	Southern States Cooperative, Inc., 10.50%, 11/01/10 (e)	3,404
250	Spectrum Brands, Inc., 8.50%, 10/01/13 (c)	208
900	Steinway Musical Instruments, Inc., 7.00%, 03/01/14 (e)	869
		11,088

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Distributors — 0.7%
300	Amerigas Partners LP, 7.25%, 05/20/15	295
2,650	AmeriGas Partners LP/AmeriGas Eagle Finance Corp., 7.13%, 05/20/16	2,577
3,000	Ferrell Gas Co., 7.42%, 08/01/13 (i)	2,925
2,474	Suburban Propane Partners LP/Suburban Energy Finance Corp., 6.88%, 12/15/13 (c)	2,369
		8,166
	Diversified Manufacturing — 0.7%
8,810	Polypore, Inc., 8.75%, 05/15/12 (c)	8,480
	Electric — 5.9%
2,410	AES Corp. (The), 9.00%, 05/15/15 (e)	2,600
4,580	Calpine Canada Energy Finance Ulc (Canada), 8.50%, 05/01/08 (c) (d)	3,011
	Calpine Corp.,
3,520	8.50%, 02/15/11 (c) (d)	1,795
3,750	9.88%, 12/01/11 (c) (d) (e)	3,684
6,468	Zero Coupon, 07/15/07 (d) (e)	6,614
5,775	Calpine Generating Co. LLC, 14.12%, 10/01/06 (d)	6,165
	Dynegy Holdings, Inc.,
2,099	7.13%, 05/15/18	1,852
1,000	8.38%, 05/01/16 (e)	985
1,505	FPL Energy Wind Funding LLC, 6.88%, 06/27/17 (e)	1,522
	Midwest Generation LLC,
3,100	8.75%, 05/01/34 (m)	3,302
6,174	Series A, 8.30%, 07/02/09 (m)	6,305
668	Series B, 8.56%, 01/02/16	710
	Mirant Americas Generation LLC,
4,975	8.30%, 05/01/11 (c)	4,975
4,500	8.50%, 10/01/21	4,365
	Nevada Power Co.,
287	6.50%, 04/15/12	294
863	Series A, 8.25%, 06/01/11 (c)	945
	NorthWestern Corp.,
1,900	5.88%, 11/01/14	1,887
1,800	7.00%, 08/15/23	1,805
1,200	NRG Energy, Inc., 7.25%, 02/01/14	1,185
2,915	Ormat Funding Corp., 8.25%, 12/30/20 (m)	2,937
4,900	Reliant Energy, Inc., 6.75%, 12/15/14 (c)	4,618
6,800	TXU Corp., 5.55%, 11/15/14 (m)	6,340
		67,896
	Energy-Independent — 1.4%
	Chesapeake Energy Corp.,
500	6.38%, 06/15/15 (c)	475
1,900	6.88%, 01/15/16	1,843
1,250	7.50%, 09/15/13 (m)	1,263
2,600	7.50%, 06/15/14 (m)	2,619
2,400	7.63%, 07/15/13 (c)	2,448
4,300	Encore Acquisition Co., 7.25%, 12/01/17	4,203
1,000	Peabody Energy Corp., 5.88%, 04/15/16 (c)	913
2,834	Plains Exploration & Production Co., Series B, 8.75%, 07/01/12 (c)	2,976
		16,740
	Entertainment — 1.8%
1,500	HRP Myrtle Beach Operations LLC, FRN, 9.82%, 04/01/12 (e)	1,492
7,569	Imax Corp. (Canada), 9.63%, 12/01/10 (m)	7,172
1,500	Intrawest Corp. (Canada), 7.50%, 10/15/13 (m)	1,590
	Six Flags, Inc.,
500	8.88%, 02/01/10 (c)	477
3,500	9.63%, 06/01/14 (c)	3,124
2,950	9.75%, 04/15/13 (c)	2,670
3,960	Universal City Development Partners, 11.75%, 04/01/10 (m)	4,287
		20,812
	Environmental — 0.9%
	Allied Waste North America, Inc.,
3,720	7.13%, 05/15/16 (e)	3,618
1,000	7.88%, 04/15/13 (c)	1,013
2,250	Series B, 5.75%, 02/15/11 (c)	2,137
1,459	Series B, 9.25%, 09/01/12	1,561
2,000	Casella Waste Systems, Inc., 9.75%, 02/01/13	2,095
		10,424
	Food & Beverage — 4.3%
	Chiquita Brands International, Inc.,
1,000	7.50%, 11/01/14 (c)	880
7,277	8.88%, 12/01/15 (c)	6,786
600	Cosan S.A. Industria e Comercio (Brazil), 9.00%, 11/01/09 (e)	635
2,525	Crown Americas LLC, 7.25%, 09/01/16	2,538
4,075	Dean Foods Co., 7.00%, 06/01/16	4,034

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   57

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Beverage — Continued
	Dole Food Co., Inc.,
3,400	7.25%, 06/15/10 (m)	3,187
2,200	8.63%, 05/01/09	2,167
285	8.88%, 03/15/11 (c)	278
6,000	Eurofresh, Inc., 11.50%, 01/15/13 (c) (e)	5,850
5,000	Golden State Foods Corp., 9.24%, 01/10/12 (i)	5,100
2,600	Land O’ Lakes, Inc., 9.00%, 12/15/10 (m)	2,750
6,688	National Beef Packing Co. LLC/NB Finance Corp., 10.50%, 08/01/11	6,972
4,425	National Wine & Spirits, Inc., 10.13%, 01/15/09 (m)	4,469
1,000	Smithfield Foods, Inc., 7.00%, 08/01/11	1,004
	Swift & Co.,
1,400	10.13%, 10/01/09	1,414
2,490	12.50%, 01/01/10 (c)	2,521
		50,585
	Gaming — 3.3%
2,000	Caesars Entertainment, Inc., 8.13%, 05/15/11	2,105
2,000	Harrah’s Operating Co., Inc., 5.75%, 10/01/17	1,854
6,388	Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/10 (c)	6,452
1,000	Isle of Capri Casinos, Inc., 9.00%, 03/15/12	1,046
	MGM Mirage,
2,500	6.63%, 07/15/15	2,353
2,800	6.75%, 09/01/12 (m)	2,723
4,025	8.38%, 02/01/11 (c)	4,141
5,275	Majestic Star Casino LLC, 9.50%, 10/15/10	5,427
1,000	Pokagon Gaming Authority, 10.38%, 06/15/14 (e)	1,058
5,375	Trump Entertainment Resorts, Inc., 8.50%, 06/01/15 (c) (m)	5,200
5,435	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.63%, 12/01/14 (c)	5,190
		37,549
	Health Care — 5.6%
3,500	Fisher Scientific International, Inc., 6.13%, 07/01/15	3,461
2,850	Fresenius Medical Care Capital Trust, 7.88%, 06/15/11	2,907
	HCA Inc.,
900	7.88%, 02/01/11 (c)	857
1,000	8.75%, 09/01/10 (m)	1,007
6,350	LifeCare Holdings, Inc., 9.25%, 08/15/13 (c)	4,731
3,500	Multiplan, Inc., 10.38%, 04/15/16 (e)	3,526
3,740	Medical Services Co., FRN, 13.01%, 10/15/11	3,553
1,250	National Mentor Holdings Inc., 11.25%, 07/01/14	1,287
	Omnicare, Inc.,
4,275	6.75%, 12/15/13	4,104
3,430	6.88%, 12/15/15 (c)	3,280
5,092	Team Health, Inc., 11.25%, 12/01/13 (c)	5,270
10,200	Tenet Healthcare Corp., 9.88%, 07/01/14 (m)	9,945
	Triad Hospitals, Inc.,
1,900	7.00%, 05/15/12	1,867
2,000	7.00%, 11/15/13	1,910
2,600	US Oncology, Inc., 10.75%, 08/15/14 (m)	2,827
	Vanguard Health Holding Co. I LLC,
4,500	9.00%, 10/01/14 (m)	4,365
6,700	SUB, 0.00%, 10/01/15 (m)	4,824
	Ventas Realty LP/Ventas Capital Corp., REIT,
750	6.75%, 06/01/10	764
750	7.13%, 06/01/15	768
3,250	9.00%, 05/01/12	3,620
		64,873
	Home Construction — 0.3%
3,450	Beazer Homes USA, Inc., 8.13%, 06/15/16 (c) (e)	3,295
500	K Hovnanian Enterprises, Inc., 8.63%, 01/15/17 (c)	488
		3,783
	Industrial Other — 1.8%
5,550	Eagle-Picher Industries, Inc., 9.75%, 09/01/13 (c) (d)	4,107
3,750	Gardner Denver, Inc., 8.00%, 05/01/13	3,900
6,550	Milacron Escrow Corp., 11.50%, 05/15/11 (c)	6,255
5,575	Trimas Corp., 9.88%, 06/15/12	5,282
950	Valmont Industries, Inc., 6.88%, 05/01/14 (c)	936
		20,480
	Life — 0.2%
2,000	UnumProvident Finance Co. plc (United Kingdom), 6.85%, 11/15/15 (e)	2,026
	Lodging — 0.3%
3,000	Felcor Lodging LP, FRN, 9.57%, 06/01/11 (m)	3,075
	Media Cable — 4.5%
	Adelphia Communications Corp.,
3,175	9.38%, 11/15/09 (c) (d)	1,953
3,500	10.88%, 10/01/10 (c) (d)	2,074
2,000	Series B, 7.50%, 01/15/04 (d)	1,180
1,150	Series B, 7.75%, 01/15/09 (c) (d)	684

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media Cable — Continued
1,450	Series B, 8.13%, 07/15/03 (d)	852
1,000	Series B, 9.25%, 10/01/02 (d)	588
2,000	CCH I Holdings LLC, 11.13%, 01/15/14 (c)	1,340
5,992	CCH I LLC, 11.00%, 10/01/15 (c)	5,318
3,000	CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13 (c)	3,000
4,100	Century Communications, 9.50%, 03/01/05 (c) (d)	4,387
3,000	Charter Communications Holdings II LLC, 10.25%, 09/15/10	3,037
	Charter Communications Operating LLC,
1,900	8.00%, 04/30/12 (e)	1,905
1,000	8.38%, 04/30/14 (c) (e)	1,010
2,500	Insight Communications Co., Inc., SUB, 12.25%, 02/15/11	2,656
7,880	Mediacom LLC/Mediacom Capital Corp., 9.50%, 01/15/13 (c)	8,097
3,000	NTL Cable plc (United Kingdom), 9.13%, 08/15/16 (c)	3,105
1,750	Rogers Cable, Inc. (Canada), 6.25%, 06/15/13	1,704
9,125	Videotron Ltee (Canada), 6.88%, 01/15/14 (m)	8,954
		51,844
	Media Non-Cable — 5.4%
3,250	Barrington Broadcasting Group LLC (Germany), 10.50%, 08/15/14 (e)	3,185
2,000	Block Communications, Inc., 8.25%, 12/15/15 (e)	1,938
4,075	Cenveo Corp., 7.88%, 12/01/13	3,851
2,900	DirecTV Holdings LLC, 6.38%, 06/15/15	2,711
	Echostar DBS Corp.,
400	5.75%, 10/01/08	396
1,850	FRN, 8.76%, 10/01/08 (c)	1,873
5,375	Fisher Communications, Inc., 8.63%, 09/15/14	5,523
	Intelsat Bermuda Ltd. (Bermuda),
1,675	9.25%, 06/15/16 (c) (e)	1,742
1,150	11.25%, 06/15/16 (e)	1,192
	Intelsat Subsidiary Holding Co., Ltd. (Bermuda),
4,100	8.25%, 01/15/13	4,090
1,000	FRN, 10.48%, 01/15/12 (c)	1,015
	Lamar Media Corp.,
2,500	6.63%, 08/15/15 (e)	2,344
800	7.25%, 01/01/13	794
625	LBI Media, Inc., SUB, 0.00%, 10/15/13	523
2,250	LIN Television Corp., 6.50%, 05/15/13 (c)	2,076
1,575	Morris Publishing Group LLC, 7.00%, 08/01/13	1,496
3,450	Nexstar Finance Holdings LLC, SUB, 0.00%, 04/01/13 (c)	2,846
5,350	Nexstar Finance, Inc., 7.00%, 01/15/14 (c)	4,788
2,925	PanAmSat Corp., 9.00%, 08/15/14 (m)	2,976
5,184	Phoenix Color Corp., 11.00%, 02/01/09 (c)	4,879
	Primedia, Inc.,
4,575	8.88%, 05/15/11 (m)	4,438
1,600	FRN, 10.78%, 05/15/10 (c)	1,648
1,000	Quebecor Media, Inc. (Canada), 7.75%, 03/15/16	990
	Quebecor World Capital Corp. (Canada),
3,250	6.13%, 11/15/13	2,697
1,350	8.75%, 03/15/16 (c) (e)	1,269
	RH Donnelley Corp.,
1,600	6.88%, 01/15/13 (c)	1,436
600	8.88%, 01/15/16	591
		63,307
	Metals — 1.9%
	AK Steel Corp.,
2,100	7.75%, 06/15/12 (c)	2,047
8,180	7.88%, 02/15/09 (c)	8,129
2,250	Earle M Jorgensen Co., 9.75%, 06/01/12 (m)	2,391
2,825	International Steel Group, Inc., 6.50%, 04/15/14	2,684
4,225	Neenah Corp., 11.00%, 09/30/10 (e)	4,562
1,700	PNA Group, Inc., 10.75%, 09/01/16 (e)	1,734
		21,547
	Non-Captive — 0.6%
4,500	Allied Capital, 6.15%, 10/13/10 (i)	4,375
3,000	Residential Capital Corp., FRN, 7.34%, 04/17/09 (e)	3,013
		7,388
	Oil Field Services — 2.3%
2,400	Basic Energy Services, Inc., 7.13%, 04/15/16 (e)	2,298
1,600	Chart Industries, Inc., 9.13%, 10/15/15 (e)	1,664
5,500	Compagnie Generale de Geophysique S.A. (France), 7.50%, 05/15/15	5,472
1,000	Hornbeck Offshore Services, Inc., Series B, 6.13%, 12/01/14	933
900	Offshore Logistics, Inc., 6.13%, 06/15/13	842
1,533	Orion Refining, 10.00%, 11/15/04 (d) (f)	—	(h)
1,512	Oslo Seismic Services, Inc., 8.28%, 06/01/11	1,548
1,200	PHI, Inc., 7.13%, 04/15/13 (e)	1,143
2,250	Pride International, Inc., 7.38%, 07/15/14	2,289

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   59

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil Field Services — Continued
4,750	Range Resources Corp., 7.50%, 05/15/16	4,786
4,000	Secunda International Ltd. (Canada), FRN 13.51%, 09/01/12	4,180
300	Universal Compression, Inc., 7.25%, 05/15/10 (c)	303
1,200	Williams Partners Finance Corp., 7.50%, 06/15/11 (e)	1,204
		26,662
	P&C — 0.7%
6,700	Crum & Forster Holdings Corp., 10.38%, 06/15/13 (m)	6,667
2,139	Fairfax Financial Holdings Ltd. (Canada), 7.75%, 04/26/12 (c)	1,818
		8,485
	Packaging — 2.5%
2,550	Ball Corp., 6.88%, 12/15/12	2,550
	Constar International, Inc.,
7,900	11.00%, 12/01/12 (c)	6,636
2,950	FRN, 8.78%, 02/15/12 (c)	2,891
	Owens Brockway Glass Container, Inc.,
2,500	6.75%, 12/01/14 (m)	2,325
3,000	8.25%, 05/15/13 (m)	3,038
879	8.88%, 02/15/09	903
1,850	Plastipak Holdings, Inc., 8.50%, 12/15/15 (c) (e)	1,841
10,525	Portola Packaging, Inc., 8.25%, 02/01/12 (c)	8,946
		29,130
	Paper — 3.3%
	Abitibi-Consolidated, Inc. (Canada),
800	6.00%, 06/20/13 (c)	660
1,100	7.75%, 06/15/11 (c)	1,015
3,225	8.38%, 04/01/15 (c)	2,935
680	8.55%, 08/01/10 (c)	672
	Ainsworth Lumber Co., Ltd. (Canada),
4,050	6.75%, 03/15/14	2,822
1,350	7.25%, 10/01/12 (c)	992
4,050	Appleton Papers, Inc., Series B, 9.75%, 06/15/14	3,999
	Buckeye Technologies, Inc.,
1,500	8.50%, 10/01/13	1,485
1,906	9.25%, 09/15/08 (c)	1,906
4,500	Cascades, Inc. (Canada), 7.25%, 02/15/13	4,252
2,400	Catalyst Paper Corp. (Canada), Series D, 8.63%, 06/15/11	2,358
	Domtar, Inc. (Canada),
1,300	7.13%, 08/15/15	1,209
6,895	7.88%, 10/15/11 (c)	6,843
	Graphic Packaging International Corp.,
2,000	8.50%, 08/15/11 (c)	2,030
1,630	9.50%, 08/15/13 (c)	1,638
2,535	Smurfit-Stone Container Enterprises, Inc., 9.75%, 02/01/11	2,605
960	Tembec Industries, Inc. (Canada), 8.63%, 06/30/09 (c)	526
		37,947
	Pharmaceuticals — 0.6%
6,675	Biovail Corp. (Canada), 7.88%, 04/01/10	6,658
	Pipelines — 3.4%
900	ANR Pipeline Co., 8.88%, 03/15/10	944
500	Colorado Interstate Gas Co., 5.95%, 03/15/15	470
3,000	El Paso, 7.75%, 07/15/11 (e)	3,056
	El Paso Corp.,
2,000	6.38%, 02/01/09	1,985
1,000	7.63%, 08/16/07	1,013
2,000	7.63%, 09/01/08 (c)	2,040
2,650	7.88%, 06/15/12	2,736
4,000	El Paso Natural Gas Co., Series A, 7.63%, 08/01/10 (m)	4,110
450	El Paso Production Holding Co., 7.75%, 06/01/13 (m)	457
	Northwest Pipeline Corp.,
500	7.00%, 06/15/16 (e)	506
1,000	8.13%, 03/01/10	1,040
	Pacific Energy Partners LP,
750	6.25%, 09/15/15	733
4,250	7.13%, 06/15/14 (m)	4,292
2,000	Southern Natural Gas Co., 8.88%, 03/15/10	2,098
5,400	Transmontaigne, Inc., 9.13%, 06/01/10	5,770
	Williams Cos, Inc.,
2,325	6.38%, 10/01/10 (e)	2,287
1,600	7.63%, 07/15/19 (m)	1,624
2,175	8.12%, 03/15/12	2,295
1,500	FRN, 7.51%, 10/01/10 (e)	1,515
		38,971
	Railroads — 0.1%
934	Grupo Transportacion Ferroviaria Mexicana S.A. de C.V. (Mexico), 12.50%, 06/15/12	1,037

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 0.8%
8,880	Thornburg Mortgage, Inc., 8.00%, 05/15/13 (m)	8,702
	Refining — 0.3%
	Premcor Refining Group, Inc. (The),
1,535	7.50%, 06/15/15	1,603
1,000	9.25%, 02/01/10	1,060
700	9.50%, 02/01/13	765
500	VeraSun Energy Corp., 9.88%, 12/15/12	531
		3,959
	Restaurants — 0.2%
1,000	EPL Finance Corp., 11.75%, 11/15/13 (e)	1,117
1,350	Sbarro, Inc., 11.00%, 09/15/09 (c)	1,367
		2,484
	Retailers — 1.8%
1,650	Brown Shoe Co., Inc., 8.75%, 05/01/12	1,700
	GSC Holdings Corp.,
1,600	8.00%, 10/01/12 (c)	1,634
2,950	FRN, 9.38%, 10/01/11 (c)	3,064
	General Nutrition Centers, Inc.,
4,375	8.50%, 12/01/10	4,178
1,500	8.63%, 01/15/11	1,500
5,250	Gregg Appliances, Inc., 9.00%, 02/01/13	4,738
4,725	Linens ’n Things, Inc., FRN, 11.13%, 01/15/14 (c) (e)	4,406
1,250	Quality Stores, Inc., 10.63%, 04/01/07 (d) (f)	—	(h)
		21,220
	Services — 2.8%
500	American ECO Corp., (Canada), Series B, 9.63%, 05/15/08 (d) (f)	—	(h)
	Corrections Corp. of America,
921	6.25%, 03/15/13 (m)	890
1,000	6.75%, 01/31/14	988
2,025	7.50%, 05/01/11	2,068
1,750	Expedia, Inc., 7.46%, 08/15/18 (e)	1,794
2,150	FTI Consulting, Inc., 7.63%, 06/15/13	2,166
1,925	Knowledge Learning Corp., Inc., 7.75%, 02/01/15 (e)	1,785
2,850	Mac-Gray Corp., 7.63%, 08/15/15	2,893
4,000	MasTec, Inc., Series B, 7.75%, 02/01/08	3,990
8,287	S.A.C Holdings Corp., 8.50%, 03/15/14	8,204
	Service Corp. International,
505	6.50%, 03/15/08	505
1,400	7.70%, 04/15/09	1,431
1,000	7.88%, 02/01/13	1,023
5,175	Stewart Enterprises, Inc., 6.25%, 02/15/13	4,580
		32,317
	Technology — 4.2%
4,544	Advanced Micro Devices, Inc., 7.75%, 11/01/12	4,561
2,225	Amkor Technology, Inc., 9.25%, 06/01/16 (c)	2,119
4,000	Cookson plc (United Kingdom), 7.09%, 11/01/09 (i)	3,995
500	Corning, Inc., 6.20%, 03/15/16	508
3,200	Flextronics International Ltd. (Singapore), 6.25%, 11/15/14 (c)	3,060
1,400	Freescale Semiconductor, Inc., 6.88%, 07/15/11	1,428
1,750	IKON Office Solutions, Inc., 7.75%, 09/15/15 (c)	1,759
2,000	Intcomex, Inc., 11.75%, 01/15/11 (c) (e)	1,960
	MagnaChip Semiconductor SA,
2,350	6.88%, 12/15/11	1,915
550	8.00%, 12/15/14 (c)	352
3,625	FRN, 8.58%, 12/15/11	3,099
1,750	Nortel Networks Ltd. (Canada), FRN, 9.73%, 07/15/11 (c) (e)	1,768
4,250	Sanmina-SCI Corp., 8.13%, 03/01/16 (c)	4,144
2,219	Smart Modular Technologies (Cayman Islands), FRN, 11.01%, 04/01/12	2,352
2,500	Spansion LLC, 11.25%, 01/15/16 (e)	2,559
600	STATS ChipPAC Ltd. (Singapore), 7.50%, 07/19/10	602
	SunGard Data Systems, Inc.,
1,850	4.88%, 01/15/14	1,596
1,000	9.13%, 08/15/13 (c)	1,033
2,200	FRN, 9.97%, 08/15/13 (c)	2,299
	Unisys Corp.,
5,650	8.00%, 10/15/12 (c)	5,233
1,100	8.50%, 10/15/15 (c)	1,009
750	Xerox Corp, 6.75%, 02/01/17	752
		48,103
	Telecommunications — Wireless — 2.3%
2,327	Alamosa Delaware, Inc., 11.00%, 07/31/10	2,542
1,400	American Cellular Corp., Series B, 10.00%, 08/01/11	1,456
	Dobson Cellular Systems, Inc.,
100	8.38%, 11/01/11 (c)	103
1,500	8.38%, 11/01/11 (e)	1,552
5,400	9.88%, 11/01/12	5,764

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   61

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Telecommunications — Wireless — Continued
750	Horizon PCS, Inc., 11.38%, 07/15/12	846
	Nextel Communications, Inc.,
3,000	Series D, 7.38%, 08/01/15 (m)	3,087
1,000	Series E, 6.88%, 10/31/13 (m)	1,013
	Rogers Wireless, Inc. (Canada),
5,200	6.38%, 03/01/14 (m)	5,096
500	9.63%, 05/01/11	559
	Rural Cellular Corp.,
750	8.25%, 03/15/12 (c)	769
750	8.25%, 03/15/12 (e)	769
1,650	9.88%, 02/01/10 (c)	1,704
1,650	UbiquiTel Operating Co., 9.88%, 03/01/11	1,794
		27,054
	Telecommunications — Wireline — 3.1%
2,225	Cincinnati Bell, Inc., 7.25%, 07/15/13 (c)	2,261
4,800	Citizens Communications Co., 9.25%, 05/15/11 (m)	5,250
1,000	Embarq Corp., 7.08%, 06/01/16	1,020
1,250	Level 3 Financing, Inc., 10.75%, 10/15/11 (c)	1,302
1,525	Qwest Communications International, Inc., 7.50%, 02/15/14 (c)	1,512
	Qwest Corp.,
1,000	7.50%, 10/01/14 (e)	1,018
7,600	7.63%, 06/15/15	7,799
7,000	7.88%, 09/01/11	7,297
	Time Warner Telecom Holdings, Inc.,
2,750	9.25%, 02/15/14	2,860
5,000	FRN, 9.41%, 02/15/11 (c)	5,100
		35,419
	Textile — 0.9%
2,000	Avondale Mills, Inc., 10.25%, 07/01/13 (c)	2,000
5,500	Broder Brothers, Series B, 11.25%, 10/15/10 (c)	5,184
3,000	Levi Strauss & Co., FRN, 10.26%, 04/01/12 (c)	3,097
		10,281
	Tobacco — 1.2%
	Alliance One International, Inc.,
5,650	11.00%, 05/15/12	5,650
300	12.75%, 11/15/12 (c)	300
	Reynolds American, Inc.,
5,475	6.50%, 07/15/10	5,519
1,900	7.63%, 06/01/16 (e)	1,982
		13,451
	Transportation Services — 1.5%
2,713	American Commercial Lines, 9.50%, 02/15/15	2,957
	Avis Budget Car Rental,
900	7.63%, 05/15/14 (e)	855
900	7.75%, 05/15/16 (c) (e)	851
150	FRN, 7.90%, 05/15/14 (e)	146
4,430	Hertz Corp., 8.88%, 01/01/14 (e)	4,596
788	Horizon Lines LLC, 9.00%, 11/01/12 (c)	810
5,000	IdleAire Technologies Corp., SUB, 0.00%, 12/15/12 (e)	3,750
2,000	OMI Corp., 7.63%, 12/01/13	2,000
550	Stena AB (Sweden), 7.50%, 11/01/13 (c)	542
1,000	Ultrapetrol Bahamas Ltd. (Bahamas), 9.00%, 11/24/14	920
		17,427
	Total Corporate Bonds (Cost $991,992)	980,142
	Convertible Bonds — 0.7%
	Packaging — 0.0% (g)
291	Indesco International, Inc. 10.00%, 02/15/08 (f) (i)	203
	Technology — 0.7%
8,040	Nortel Networks Corp. (Canada), 4.25%, 09/01/08 (m)	7,608
	Total Convertible Bonds (Cost $8,103)	7,811
SHARES
Common Stocks — 0.9%
	Construction Machinery — 0.0% (g)
4	Simonds Industries, Inc. (a) (f) (i)	126
	Electric — 0.2%
66	Mirant Corp. (a)	1,904
	Entertainment — 0.0% (g)
38	Bally Total Fitness Holding Corp. (a) (c) (f) (i)	88
	Media — 0.1%
14	Cebridge Connections Holdings LLC (a) (f) (i)	978
	Media Non-Cable — 0.0% (g)
64	Spanish Broadcasting System (a) (f)	—	(h)
	Metals — 0.3%
183	Oglebay Norton Co. (a) (c)	3,611
	Packaging — 0.0% (g)
9	Continental AFA Dispensing Co. (a) (f) (i)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Restaurants — 0.0% (g)
18	Avado Brands, Inc. (a)	169
	Retailers — 0.0% (g)
19	Mattress Discounters Corp. (a) (f) (i)	19
	Telecommunications — Wireless — 0.1%
55	Dobson Communications Corp. (a) (c)	379
19	iPCS, Inc. (a) (c)	995
		1,374
	Telecommunications — Wireline — 0.0% (g)
1	XO Holdings, Inc. (a) (c)	6
	Textile — 0.2%
125	WestPoint International, Inc. (a) (f) (i)	1,961
	Total Common Stocks (Cost $15,775)	10,236
Preferred Stocks — 0.7%
	Media Non-Cable — 0.1%
9	Spanish Broadcasting System, Series B, 10.75%	975
	Metals — 0.6%
280	Oglebay Norton Co., Series A, 14.80%	6,866
	Telecommunications – Wireless — 0.0% (g)
3	Dobson Communications Corp., 6.00%, 08/19/16 (e)	547
	Total Preferred Stocks (Cost $4,459)	8,388

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Loan Participations — 9.6%
2,000	Aleris International, Inc., Term Loan, 7.88%, 08/09/13	2,005
498	Alpha Natural Resources, Inc., Term Loan B, 7.25%, 10/26/12	497
	American Cellular Corp., Term Loan,
1,500	7.58%, 08/01/11	1,494
500	7.58%, 08/31/13	501
	Buckeye Check Cashing Term Loan,
3,226	8.03%, 05/01/12	3,217
1,263	8.14%, 05/01/12	1,260
	Cablevision Systems Term Loan B,
18	6.86%, 03/30/13	17
2,965	6.99%, 03/30/13	2,947
4,000	7.22%, 03/30/13	3,975
2,993	Cavalier Telephone Term Loan, 9.99%, 04/03/12	3,026
1,213	Celanese B Loan, (Germany), 7.50%, 04/30/11	1,216
167	Chart Industries Bank Debt, 7.56%, 10/14/12	167
5,000	Dresser, Inc., Bank Debt, 8.94%, 02/18/10	5,031
4,750	Eagle-Picher Industries, Inc., 1st Lien Term Loan, 9.73%, 12/30/10	4,750
2,250	Eagle-Picher Industries, Inc., 2nd Lien Term Loan, 13.81%, 12/30/11	2,295
	Fresenius Medical Care Capital Term Loan,
229	6.78%, 03/31/13	227
571	6.84%, 03/31/13	566
400	6.86%, 03/31/13	397
795	6.87%, 03/31/13	788
500	Ineos Bridge Term Loan B, 7.34%, 03/28/14	505
500	Ineos Bridge Term Loan C, 7.84%, 03/28/14	505
3,000	Lear Corp. Term Loan, 7.90%, 04/25/12	2,963
3,226	Lifecare Holdings Loan, 7.58%, 08/11/12	3,032
	LPL Financial Services, Inc., Bank Debt,
667	8.13%, 06/30/13	673
333	8.74%, 06/30/13	337
3,975	8.75%, 06/30/13	4,015
1,000	Medianews Group Term Loan C, 7.16%, 08/02/13	1,001
5,500	MetroPCS, Inc., Bank Debt, 10.44%, 05/31/11	5,596
1,000	NES Rental, Term Loan B, 12.13%, 07/20/13	1,005
	NMHG Holding Term Loan,
156	7.28%, 05/15/13	155
345	7.41%, 05/15/13	343
928	NRG Energy Synthetic Prefunded Letter of Credit, 7.50%, 01/26/13	932
8,550	NRG Energy, Inc., Term Loan B, 7.33%, 01/26/13	8,588
1,500	Oppenheimer Term Loan C, 8.20%, 07/28/13	1,509
4,218	Penn National Term Loan, 7.24%, 05/26/12	4,239
2,004	Petroleum Geo-Services ASA Term Loan, (Norway), 8.00%, 12/21/12	2,019
2,000	Pinnacle Entertainment, Inc., Term Loan, 7.33%, 12/14/11	2,008
2,488	Polymer Group, Inc., Bank Debt Term Loan B, 7.74%, 11/22/12	2,494
1,975	Primus Telecommunications Group Term Loan, 11.61%, 02/18/11	1,995
	Rexnord Corp., Term Loan B,
66	8.00%, 07/18/13	66
3,934	8.06%, 07/18/13	3,964
2,000	Senesata Technologies Term Loan, 7.24%, 04/27/13	1,983
2,357	SteriGenics International Term Loan, 8.33%, 06/14/11	2,366
3,000	Stratus Technologies, Inc., 1st Lien Term Loan, (Germany), 8.50%, 03/28/11	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   63

JPMorgan High Yield Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
4,000	Stratus Technologies, Inc., 2nd Lien Term Loan, (Germany), 14.33%, 03/28/12	3,860
3,990	Supervalu, Inc., Term Loan B, 7.06%, 06/01/12	3,990
1,496	Swett & Crawford 1st Lien Bank Debt, 8.25%, 11/16/11	1,496
1,000	Swett & Crawford 2nd Lien Bank Debt, 12.25%, 11/16/12	1,000
500	Texas PetroChemical Prefunded Letter of Credit, 5.41%, 06/27/13	504
1,500	Texas PetroChemical Term Loan B, 7.88%, 06/30/13	1,511
1,500	Trilogy 1st Lien Term Loan, 9.50%, 06/30/12	1,511
5,333	Venetian Macau Term Loan B, 8.60%, 04/06/13	5,333
2,000	Wyle Laboratories, Inc., 2nd Lien Bank Debt, (Germany) 11.97%, 08/04/11	2,025
	Total Loan Participations (Cost $110,790)	110,899
NO. OF WARRANTS
Warrants — 0.0% (g)
	Metals — 0.0% (g)
243	ACP Holding Co. (a) expires 09/30/13	419
	Telecommunications — Wireline — 0.0% (g)
	Abovenet Communications, Inc.
1	expires 09/08/08 (a) (f) (i)	37
2	expires 09/08/10 (a) (f) (i)	38
	XO Holdings, Inc.
2	Class A, 01/16/10 (a)	2
2	Class B, 01/16/10 (a)	1
2	Class C, 01/16/10 (a)	1
		79
	Total Warrants (Cost $970)	498
	Total Long-Term Investments (Cost $1,132,089)	1,117,974
SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
3,246	JPMorgan Liquid Assets Money Market Fund (b) (Cost $3,246)	3,246

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 23.3%
	Asset-Backed Securities — 1.7%
4,448	Countrywide Home Loans, FRN, 5.43%, 12/28/07	4,448
5,303	GSAA, Series 2005-15, Class A1, FRN, 5.41%, 12/26/07	5,303
8,322	GSAA, Series 2006-3, Class A1, FRN, 5.40%, 02/22/08	8,322
2,036	MABS, Series 2006-NC1, Class A1, FRN, 5.21%, 02/25/08	2,036
		20,109
	Certificates of Deposit — 4.2%
4,998	Bank of New York, FRN, 5.51%, 05/02/08	4,998
9,997	Bank of Nova Scotia, FRN, 5.30%, 05/21/07	9,997
12,000	Barclays, New York, FRN, 5.33%, 06/06/07	12,000
6,000	Natexis Banques Populaires New York, FRN, 5.37%, 01/28/08	6,000
4,999	Sun Trust Bank, Atlanta, FRN, 5.32%, 06/28/07	4,999
10,000	Wells Fargo Bank, San Francisco, FRN, 5.30%, 12/01/06	10,000
		47,994
	Commercial Paper — 0.7%
7,992	Park Granada LLC, 5.30%, 09/05/06	7,992
	Corporate Notes — 12.8%
13,000	Bank of America, FRN, 5.31%, 11/07/06	13,000
13,000	Banque Federative Du Credit, FRN, 5.33%, 07/13/07	13,000
	Beta Finance, Inc., FRN,
12,500	5.37%, 01/15/08	12,500
2,000	5.38%, 03/15/07	2,000
9,000	CC USA, Inc., FRN, 5.37%, 01/25/08	9,000
5,000	CDC Financial Products, Inc., FRN, 5.41%, 10/02/06	5,000
14,300	Citigroup Global Markets, Inc., FRN, 5.38%, 09/07/06	14,300
13,500	Dorada Finance Inc., FRN, 5.37%, 01/14/08	13,500
5,000	Goldman Sachs Group, Inc., FRN, 5.47%, 12/28/07	5,000
12,995	K2(USA) LLC, FRN, 5.39%, 02/15/08	12,995
12,999	Macquarie Bank Ltd., FRN, 5.35%, 10/01/07	12,999
10,001	Pricoa Global Funding I, FRN, 5.33%, 10/05/06	10,001
4,700	Unicredito Italiano Bank plc, FRN, 5.38%, 10/01/07	4,700
10,000	Wachovia Bank N.A., 5.30%, 10/02/06	10,000
10,000	World Savings Bank FSB, 5.39%, 06/20/08	10,000
		147,995

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT ($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — Continued
	Funding Agreement — 1.3%
15,000	Beneficial Life Insurance Co., FRN, 5.45%, 11/30/06	15,000
	Repurchase Agreements — 2.6%
21,124	Bank of America Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $21,127, collateralized by U.S. Government Agency Mortgages	21,124
9,000	Citigroup Global Markets, Inc., 5.36%, dated 08/31/06, due 09/01/06, repurchase price $9,001, collateralized by Asset-Backed Securities	9,000
		30,124
	Total Investments of Cash Collateral for Securities Loaned (Cost $269,214)	269,214
	Total Investments — 120.3% (Cost $1,404,549)	1,390,434
	Liabilities in Excess of Other Assets — (20.3)%	(234,282)
	NET ASSETS — 100.0%	$1,156,152

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   65

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.5%
	Asset-Backed Securities — 2.3%
1,595	American Express Credit Account Master Trust, Series 2004-3, Class A, FRN, 4.35%, 12/15/11	1,565
	AmeriCredit Automobile Receivables Trust,
758	Series 2002-D, Class A4, 3.40%, 04/13/09	756
453	Series 2003-BX, Class A4A, 2.72%, 01/06/10	447
	Citibank Credit Card Issuance Trust,
798	Series 2002-A1, Class A1, 4.95%, 02/09/09	796
3,390	Series 2002-C2, Class C2, 6.95%, 02/18/14	3,604
1,328	CNH Equipment Trust, Series 2003-B, Class A4B, 3.38%, 02/15/11	1,307
844	Conseco Finance, Series 2001-B, Class 1M1, 7.27%, 06/15/32	848
5,164	Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 5.59%, 05/25/36	5,172
774	GE Capital Mortgage Services, Inc., Series 1999-HE, Class M, 6.71%, 04/25/29	768
930	Household Automotive Trust, Series 2005-1, Class A4, 4.35%, 06/18/12	913
	MBNA Credit Card Master Note Trust,
2,393	Series 2002-C1, Class C1, 6.80%, 07/15/14	2,542
997	Series 2003-C1, Class C1, FRN, 7.03%, 06/15/12	1,047
	MBNA Master Credit Card Trust, USA,
1,755	Series 1999-J, Class C, 7.85%, 02/15/12 (e)	1,887
1,595	Series 2000-D, Class C, 8.40%, 09/15/09 (e)	1,622
	Merrill Lynch Mortgage Trust,
19	Series 2005-MCP1, Class ASB, 7.43%, 08/01/24	19
109	Residential Asset Mortgage Products, Inc., Series 2001-RS3, Class AI4, SUB, 6.79%, 10/25/31	108
	WFS Financial Owner Trust,
1,081	Series 2003-2, Class A4, 2.41%, 12/20/10	1,066
708	Series 2003-4, Class A4, 3.15%, 05/20/11	697
1,400	Series 2005-B1, Class B1, 4.40%, 09/15/10	1,376
	Total Asset-Backed Securities (Cost $26,236)	26,540
	Collateralized Mortgage Obligations — 46.0%
	Agency CMO — 38.8%
903	Federal Home Loan Bank, Series 2000, Class Y, 5.27%, 12/28/12	899
	Federal Home Loan Mortgage Corp.,
110	Series 11, Class D, 9.50%, 07/15/19	115
48	Series 46, Class B, 7.80%, 09/15/20	48
17	Series 47, Class F, 10.00%, 06/15/20	17
1	Series 85, Class C, 8.60%, 01/15/21	1
42	Series 99, Class Z, 9.50%, 01/15/21	44
181	Series 114, Class H, 6.95%, 01/15/21	180
—(h)	Series 204, Class E, HB, IF, 818.40%, 05/15/23	1
2	Series 411, Class I, HB, 84.00%, 05/15/20	2
13	Series 1079, Class S, IF, 15.73%, 05/15/21	14
17	Series 1084, Class F, FRN, 6.33%, 05/15/21	17
12	Series 1084, Class S, HB, IF, 21.24%, 05/15/21	12
82	Series 1144, Class KB, 8.50%, 09/15/21	82
—(h)	Series 1172, Class L, HB, IO, VAR, 1,182.96%, 11/15/21	1
1	Series 1196, Class B, IF, HB, 531.96%, 01/15/22	2
162	Series 1206, Class IA, 7.00%, 03/15/22	161
1,989	Series 1212, Class IZ, 8.00%, 02/15/22	1,986
110	Series 1250, Class J, 7.00%, 05/15/22	110
—(h)	Series 1298, Class L, HB, 981.87%, 06/15/07	—	(h)
280	Series 1343, Class LA, 8.00%, 08/15/22	282
190	Series 1404, Class FA, 4.50%, 11/15/07	188
31	Series 1465, Class SA, IF, IO, 3.62%, 02/15/08	1
1,273	Series 1466, Class PZ, 7.50%, 02/15/23	1,311
17	Series 1470, Class F, FRN, 5.09%, 02/15/23	17
509	Series 1491, Class I, 7.50%, 04/15/23	516
23	Series 1506, Class F, FRN, 5.74%, 05/15/08	23
4	Series 1506, Class S, IF, 10.53%, 05/15/08	4
54	Series 1506, Class SD, IF, IO, 3.13%, 05/15/08	—	(h)
1,255	Series 1512, Class J, 6.50%, 05/15/08	1,254
152	Series 1513, Class AG, FRN, 4.21%, 05/15/08	151
288	Series 1513, Class N, 6.50%, 05/15/08	287
508	Series 1518, Class G, IF, 3.78%, 05/15/23	490
479	Series 1541, Class O, FRN, 4.26%, 07/15/23	465
129	Series 1544, Class J, IF, 7.05%, 07/15/08	130
74	Series 1549, Class K, 8.50%, 07/15/08	74
952	Series 1558, Class D, 6.50%, 07/15/23	964
254	Series 1586, Class M, 5.00%, 09/15/08	251
67	Series 1600, Class SC, IF, 8.60%, 10/15/08	68
11	Series 1602, Class SA, IF, 5.28%, 10/15/23	11
104	Series 1604, Class SA, IF, 7.35%, 11/15/08	105
195	Series 1606, Class SC, IF, 10.26%, 11/15/08	201
3,021	Series 1607, Class H, 6.25%, 10/15/13	3,041
1,196	Series 1608, Class L, 6.50%, 09/15/23	1,237
1,432	Series 1609, Class LG, IF, 5.69%, 11/15/23	1,437
872	Series 1611, Class JA, FRN, 6.63%, 08/15/23	880
795	Series 1611, Class JB, IF, 2.72%, 08/15/23	763
3,994	Series 1624, Class KZ, 6.00%, 12/15/08	3,999
216	Series 1625, Class SD, IF, 8.51%, 12/15/08	220

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
37	Series 1665, Class FA, FRN, 4.57%, 06/15/23	36
16	Series 1671, Class L, 7.00%, 02/15/24	16
29	Series 1685, Class Z, 6.00%, 11/15/23	29
160	Series 1689, Class SD, IF, 8.45%, 10/15/23	164
390	Series 1698, Class SC, IF, 9.15%, 03/15/09	403
224	Series 1700, Class GA, PO, 02/15/24	183
1,595	Series 1706, Class K, 7.00%, 03/15/24	1,665
230	Series 1745, Class D, 7.50%, 08/15/24	229
560	Series 1798, Class F, 5.00%, 05/15/23	545
24	Series 1807, Class G, 9.00%, 10/15/20	25
189	Series 1900, Class T, PO, 08/15/08	185
2,293	Series 1927, Class PH, 7.50%, 01/15/27	2,384
95	Series 1967, Class PC, PO, 10/15/08	93
1,065	Series 1981, Class Z, 6.00%, 05/15/27	1,072
313	Series 1987, Class PE, 7.50%, 09/15/27	319
45	Series 2017, Class SE, IF, 9.14%, 12/15/08	46
967	Series 2025, Class PE, 6.30%, 01/15/13	977
162	Series 2033, Class SN, IF, IO, 13.07%, 03/15/24	61
454	Series 2038, Class PN, IO, 7.00%, 03/15/28	85
1,436	Series 2040, Class PE, 7.50%, 03/15/28	1,489
767	Series 2056, Class TD, 6.50%, 05/15/18	786
2,987	Series 2063, Class PG, 6.50%, 06/15/28	3,058
422	Series 2064, Class TE, 7.00%, 06/15/28	438
1,985	Series 2075, Class PH, 6.50%, 08/15/28	2,037
1,196	Series 2075, Class PM, 6.25%, 08/15/28	1,222
508	Series 2089, Class PJ, IO, 7.00%, 10/15/28	96
442	Series 2097, Class PV, 6.00%, 09/15/09	444
452	Series 2102, Class TC, 6.00%, 12/15/13	458
1,507	Series 2125, Class JZ, 6.00%, 02/15/29	1,526
198	Series 2163, Class PC, IO, 7.50%, 06/15/29	45
1,994	Series 2169, Class TB, 7.00%, 06/15/29	2,107
798	Series 2172, Class QC, 7.00%, 07/15/29	840
12	Series 2196, Class TL, 7.50%, 11/15/29	13
728	Series 2201, Class C, 8.00%, 11/15/29	759
1,136	Series 2210, Class Z, 8.00%, 01/15/30	1,184
534	Series 2224, Class CB, 8.00%, 03/15/30	550
801	Series 2256, Class MC, 7.25%, 09/15/30	811
1,224	Series 2259, Class ZM, 7.00%, 10/15/30	1,263
908	Series 2271, Class PC, 7.25%, 12/15/30	926
798	Series 2283, Class K, 6.50%, 12/15/23	830
584	Series 2296, Class PD, 7.00%, 03/15/31	606
78	Series 2299, Class G, 7.00%, 05/15/14	78
271	Series 2306, Class K, PO, 05/15/24	223
659	Series 2306, Class SE, IF, IO, 5.53%, 05/15/24	105
443	Series 2333, Class HC, 6.00%, 07/15/31	447
909	Series 2344, Class QG, 6.00%, 08/15/16	921
12,265	Series 2344, Class ZD, 6.50%, 08/15/31	12,547
1,545	Series 2344, Class ZJ, 6.50%, 08/15/31	1,586
1,264	Series 2345, Class NE, 6.50%, 08/15/31	1,295
1,468	Series 2345, Class PQ, 6.50%, 08/15/16	1,503
28	Series 2345, Class PV, 6.50%, 01/15/24	28
1,246	Series 2347, Class VP, 6.50%, 03/15/20	1,278
43	Series 2349, Class NW, 6.50%, 10/15/16	43
1,103	Series 2351, Class PZ, 6.50%, 08/15/31	1,136
7,858	Series 2353, Class TD, 6.00%, 09/15/16	7,996
1,130	Series 2355, Class BP, 6.00%, 09/15/16	1,145
1,224	Series 2360, Class PG, 6.00%, 09/15/16	1,239
465	Series 2362, Class PD, 6.50%, 06/15/20	468
330	Series 2362, Class PJ, 6.50%, 10/15/28	331
1,049	Series 2366, Class MD, 6.00%, 10/15/16	1,062
63	Series 2382, Class TL, IO, 6.50%, 02/15/31	2
413	Series 2391, Class QE, 5.50%, 05/15/15	412
1,898	Series 2391, Class QR, 5.50%, 12/15/16	1,901
1,674	Series 2391, Class VQ, 6.00%, 10/15/12	1,700
1,595	Series 2392, Class PV, 6.00%, 12/15/20	1,606
521	Series 2410, Class HC, 5.50%, 02/15/09	518
1,146	Series 2410, Class NG, 6.50%, 02/15/32	1,186
1,406	Series 2410, Class OE, 6.38%, 02/15/32	1,433
3,551	Series 2410, Class QS, IF, 5.64%, 02/15/32	3,517
532	Series 2410, Class QX, IF, IO, 3.32%, 02/15/32	41
285	Series 2412, Class SE, IF, 4.99%, 02/15/09	283
1,595	Series 2412, Class SP, IF, 5.44%, 02/15/32	1,508
616	Series 2423, Class MC, 7.00%, 03/15/32	638
1,162	Series 2423, Class MT, 7.00%, 03/15/32	1,204
4,694	Series 2434, Class TC, 7.00%, 04/15/32	4,873
957	Series 2435, Class CJ, 6.50%, 04/15/32	990
1,595	Series 2435, Class VH, 6.00%, 07/15/19	1,618
1,196	Series 2441, Class GF, 6.50%, 04/15/32	1,240
1,405	Series 2444, Class ES, IF, IO, 2.62%, 03/15/32	94
1,488	Series 2450, Class GZ, 7.00%, 05/15/32	1,532
562	Series 2450, Class SW, IF, IO, 2.67%, 03/15/32	42
1,151	Series 2454, Class VB, 6.50%, 10/15/15	1,151
2,047	Series 2460, Class VZ, 6.00%, 11/15/29	2,068
398	Series 2461, Class VB, 6.50%, 04/15/18	398
3,988	Series 2466, Class DH, 6.50%, 06/15/32	4,118
3,988	Series 2466, Class PG, 6.50%, 04/15/32	4,113
1,595	Series 2474, Class NR, 6.50%, 07/15/32	1,652
2,078	Series 2484, Class LZ, 6.50%, 07/15/32	2,175
3,131	Series 2498, Class UD, 5.50%, 06/15/16	3,128
2,054	Series 2500, Class GD, 5.50%, 12/15/15	2,051

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   67

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,393	Series 2500, Class MC, 6.00%, 09/15/32	2,399
2,465	Series 2500, Class TD, 5.50%, 02/15/16	2,461
2,393	Series 2512, Class PG, 5.50%, 10/15/22	2,354
796	Series 2513, Class YO, PO, 02/15/32	681
2,393	Series 2515, Class DE, 4.00%, 03/15/32	2,214
269	Series 2519, Class BT, 8.50%, 09/15/31	288
1,725	Series 2527, Class VU, 5.50%, 10/15/13	1,728
1,196	Series 2535, Class BK, 5.50%, 12/15/22	1,196
1,675	Series 2537, Class TE, 5.50%, 12/15/17	1,675
2,662	Series 2543, Class YX, 6.00%, 12/15/32	2,683
2,685	Series 2557, Class WJ, 5.00%, 07/15/14	2,668
2,072	Series 2565, Class MB, 6.00%, 05/15/30	2,094
3,190	Series 2575, Class ME, 6.00%, 02/15/33	3,219
1,309	Series 2586, Class WI, IO, 6.50%, 03/15/33	323
4,233	Series 2594, Class VA, 6.00%, 03/15/14	4,294
1,811	Series 2594, Class VP, 6.00%, 02/15/14	1,834
1,595	Series 2594, Class VQ, 6.00%, 08/15/20	1,608
2,838	Series 2597, Class AD, 6.50%, 03/15/32	2,951
3,153	Series 2597, Class DS, IF, IO, 2.22%, 02/15/33	197
6,808	Series 2599, Class DS, IF, IO, 1.67%, 02/15/33	347
7,155	Series 2610, Class DS, IF, IO, 1.77%, 03/15/33	416
4,335	Series 2611, Class SH, IF, IO, 2.32%, 10/15/21	286
1,595	Series 2617, Class GR, 4.50%, 05/15/18	1,500
1,305	Series 2619, Class IM, IO, 5.00%, 10/15/21	179
1,000	Series 2628, Class WA, 4.00%, 07/15/28	946
1,256	Series 2630, Class KN, 2.50%, 04/15/13	1,220
798	Series 2631, Class LC, 4.50%, 06/15/18	752
798	Series 2640, Class VE, 3.25%, 07/15/22	668
380	Series 2643, Class HI, IO, 4.50%, 12/15/16	36
720	Series 2643, Class KG, 4.00%, 05/15/18	717
1,832	Series 2651, Class VZ, 4.50%, 07/15/18	1,708
818	Series 2656, Class SH, IF, 5.61%, 02/15/25	799
1,148	Series 2668, Class SB, IF, 2.46%, 10/15/15	1,023
798	Series 2672, Class ME, 5.00%, 11/15/22	773
1,994	Series 2675, Class CK, 4.00%, 09/15/18	1,806
1,428	Series 2682, Class YS, IF, 0.90%, 10/15/33	923
2,000	Series 2684, Class PO, PO, 01/15/33	1,211
957	Series 2684, Class TO, PO, 10/15/33	554
798	Series 2686, Class GB, 5.00%, 05/15/20	789
593	Series 2691, Class WS, IF, 1.01%, 10/15/33	383
1,000	Series 2695, Class DE, 4.00%, 01/15/17	942
859	Series 2705, Class SC, IF, 1.01%, 11/15/33	581
859	Series 2705, Class SD, IF, 2.15%, 11/15/33	625
5,822	Series 2727, Class BS, IF, 1.08%, 01/15/34	3,449
89	Series 2727, PO, 01/15/34	50
67	Series 2733, Class GF, FRN, 0.00%, 09/15/33	62
344	Series 2739, Class S, IF, 1.34%, 01/15/34	195
589	Series 2744, Class FE, FRN, 0.00%, 02/15/34	465
1,595	Series 2744, Class PC, 5.50%, 01/15/31	1,601
1,991	Series 2744, Class PD, 5.50%, 08/15/33	2,001
1,595	Series 2744, Class TU, 5.50%, 05/15/32	1,569
1,117	Series 2749, Class PK, IO, 5.00%, 09/15/22	51
676	Series 2753, Class S, IF, 1.34%, 02/15/34	392
531	Series 2755, Class SA, IF, 3.54%, 05/15/30	488
233	Series 2769, PO, 03/15/34	138
1,520	Series 2776, Class SK, IF, 1.08%, 04/15/34	1,036
621	Series 2846, PO, 08/15/34	517
1,000	Series 3047, Class OB, 5.50%, 12/15/33	1,002
305	Series 3134, Class PO, PO, 03/15/36	237
990	Series 3138, Class PO, PO, 04/15/36	726
993	Series 3150, Class PO, PO, 05/15/36	738
596	Series 3158, Class LX, FRN, 0.00%, 05/15/36	506
975	Series 3189, Class SN, IF, 0.75%, 11/15/35	931
	Federal Home Loan Mortgage Corp., Structured Pass Through Securities,
445	Series T-41, Class 3A, 7.50%, 07/25/32	461
381	Series T-51, Class 2A, VAR, 7.50%, 08/25/42	396
3,648	Series T-54, Class 2A, 6.50%, 02/25/43	3,675
1,284	Series T-54, Class 3A, 7.00%, 02/25/43	1,320
334	Series T-58, Class A, PO, 09/25/43	282
	Federal Home Loan Mortgage Corp., Government National Mortgage Association,
819	Series 24, Class ZE, 6.25%, 11/25/23	834
	Federal National Mortgage Association,
40	Series G-14, Class L, 8.50%, 06/25/21	42
198	Series G-18, Class Z, 8.75%, 06/25/21	212
68	Series G-22, Class G, 6.00%, 12/25/16	68
146	Series G-35, Class M, 8.75%, 10/25/21	157
—(h)	Series G92-27, Class SQ, IF, HB, 5,278.68%, 05/25/22	29
609	Series G92-35, Class E, 7.50%, 07/25/22	636
36	Series G92-42, Class Z, 7.00%, 07/25/22	37
888	Series G92-44, Class ZQ, 8.00%, 07/25/22	938
662	Series G92-54, Class ZQ, 7.50%, 09/25/22	694
136	Series G93-5, Class Z, 6.50%, 02/25/23	138
150	Series G95-1, Class C, 8.80%, 01/25/25	162
7	Series 50, Class 2, IO, 10.50%, 03/01/19	2
50	Series 218, Class 2, IO, 7.50%, 04/01/23	11
622	Series 329, Class 1, PO, 12/01/32	462
1,346	Series 340, Class 1, PO, 09/01/33	964

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
29	Series 1988-7, Class Z, 9.25%, 04/25/18	31
146	Series 1989-70, Class G, 8.00%, 10/25/19	154
56	Series 1989-78, Class H, 9.40%, 11/25/19	61
49	Series 1989-83, Class H, 8.50%, 11/25/19	53
46	Series 1989-89, Class H, 9.00%, 11/25/19	49
16	Series 1990-1, Class D, 8.80%, 01/25/20	17
26	Series 1990-7, Class B, 8.50%, 01/25/20	28
27	Series 1990-60, Class K, 5.50%, 06/25/20	27
25	Series 1990-63, Class H, 9.50%, 06/25/20	27
26	Series 1990-93, Class G, 5.50%, 08/25/20	26
—(h)	Series 1990-94, Class H, HB, 505.00%, 08/25/20	4
—(h)	Series 1990-95, Class J, HB, 1,118.04%, 08/25/20	7
126	Series 1990-102, Class J, 6.50%, 08/25/20	129
55	Series 1990-120, Class H, 9.00%, 10/25/20	59
11	Series 1990-134, Class SC, IF, 13.58%, 11/25/20	13
1	Series 1990-140, Class H, HB, 652.15%, 12/25/20	12
—(h)	Series 1991-7, Class K, HB, 908.50%, 02/25/21	1
76	Series 1991-42, Class S, IF, 8.32%, 05/25/21	82
114	Series 1992-33, Class F, FRN, 4.45%, 03/25/22	113
483	Series 1993-25, Class J, 7.50%, 03/25/23	508
3,021	Series 1993-37, Class PX, 7.00%, 03/25/23	3,123
283	Series 1993-41, Class PH, 6.00%, 03/25/23	282
24	Series 1992-44, Class K, 7.25%, 04/25/07	24
1,067	Series 1993-54, Class Z, 7.00%, 04/25/23	1,107
224	Series 1993-62, Class SA, IF, 10.99%, 04/25/23	252
34	Series 1993-72, Class F, FRN, 4.99%, 05/25/08	34
71	Series 1992-143, Class MA, 5.50%, 09/25/22	71
419	Series 1993-18, Class PK, 6.50%, 02/25/08	419
290	Series 1993-122, Class M, 6.50%, 07/25/23	296
103	Series 1993-165, Class SD, IF, 6.18%, 09/25/23	103
27	Series 1993-170, Class SE, IF, 10.46%, 09/25/08	28
55	Series 1993-175, Class SA, IF, 11.12%, 09/25/08	58
436	Series 1993-178, Class PK, 6.50%, 09/25/23	448
3,988	Series 1993-183, Class KA, 6.50%, 10/25/23	4,146
3,461	Series 1993-189, Class PL, 6.50%, 10/25/23	3,562
377	Series 1993-190, Class S, IF, 7.38%, 10/25/08	381
73	Series 1993-196, Class FA, FRN, 4.99%, 10/25/08	73
463	Series 1993-225, Class SG, IF, 4.90%, 12/25/13	474
749	Series 1993-247, Class SA, IF, 12.89%, 12/25/23	886
1,748	Series 1993-250, Class Z, 7.00%, 12/25/23	1,800
3,190	Series 1993-257, Class C, PO, 06/25/23	2,764
44	Series 1994-9, Class E, PO, 11/25/23	35
166	Series 1994-12, Class FC, FRN, 5.14%, 01/25/09	165
38	Series 1994-13, Class SK, IF, 9.84%, 02/25/09	39
226	Series 1994-17, Class JB, IO, 6.50%, 02/25/09	13
60	Series 1994-20, Class Z, 6.50%, 02/25/09	60
681	Series 1994-34, Class DZ, 6.00%, 03/25/09	682
467	Series 1994-40, Class VC, 6.50%, 02/25/10	468
359	Series 1994-55, Class G, 6.75%, 12/25/23	359
1,964	Series 1996-14, Class SE, IF, IO, 5.68%, 08/25/23	295
78	Series 1996-20, Class L, PO, 09/25/08	74
169	Series 1996-24, Class E, PO, 03/25/09	159
101	Series 1996-27, Class FC, FRN, 5.84%, 03/25/17	102
630	Series 1996-32, Class PH, 7.00%, 01/25/26	634
198	Series 1996-39, Class J, PO, 09/25/08	189
—(h)	Series 1996-46, Class PE, PO, 09/25/06	—	(h)
184	Series 1996-59, Class J, 6.50%, 08/25/22	189
1,313	Series 1996-59, Class K, 6.50%, 07/25/23	1,330
1,166	Series 1997-20, FRN, IO, 1.84%, 03/25/27	63
1,047	Series 1997-20, Class IB, FRN, IO, 1.84%, 03/25/27	62
460	Series 1997-27, Class J, 7.50%, 04/18/27	483
391	Series 1997-29, Class J, 7.50%, 04/20/27	408
781	Series 1997-39, Class PD, 7.50%, 05/20/27	810
365	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	82
56	Series 1998-4, Class C, PO, 04/25/23	46
200	Series 1998-27, Class B, PO, 12/25/08	190
747	Series 1998-36, Class ZB, 6.00%, 07/18/28	751
2,239	Series 2000-2, Class ZE, 7.50%, 02/25/30	2,354
1,114	Series 2001-4, Class PC, 7.00%, 03/25/21	1,154
1,912	Series 2001-5, Class OW, 6.00%, 03/25/16	1,935
2,978	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	666
2,332	Series 2001-36, Class DE, 7.00%, 08/25/31	2,398
563	Series 2001-44, Class PD, 7.00%, 09/25/31	585
1,764	Series 2001-48, Class Z, 6.50%, 09/25/21	1,829
608	Series 2001-49, Class Z, 6.50%, 09/25/31	626
3,029	Series 2001-50, Class VB, 6.50%, 12/25/16	3,038
1,425	Series 2001-52, Class XM, 6.50%, 11/25/10	1,444
2,791	Series 2001-61, Class VB, 7.00%, 12/25/16	2,847
1,137	Series 2001-61, Class VQ, 6.50%, 08/25/15	1,143
1,118	Series 2001-71, Class GU, 6.00%, 05/25/14	1,124

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   69

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
2,147	Series 2001-71, Class MB, 6.00%, 12/25/16	2,174
2,792	Series 2001-71, Class QE, 6.00%, 12/25/16	2,826
11,246	Series 2001-74, Class MB, 6.00%, 12/25/16	11,527
970	Series 2001-78, Class VB, 6.00%, 12/25/15	967
1,356	Series 2001-80, Class PE, 6.00%, 07/25/29	1,372
520	Series 2001-81, Class LO, PO, 01/25/32	403
1,421	Series 2002-1, Class HC, 6.50%, 02/25/22	1,456
528	Series 2002-1, Class SA, IF, 7.88%, 02/25/32	563
1,246	Series 2002-2, Class UC, 6.00%, 02/25/17	1,251
2,393	Series 2002-3, Class OG, 6.00%, 02/25/17	2,427
542	Series 2002-8, Class SR, IF, 5.01%, 03/25/09	538
4,865	Series 2002-18, Class PC, 5.50%, 04/25/17	4,892
1,703	Series 2002-21, Class PE, 6.50%, 04/25/32	1,748
1,595	Series 2002-24, Class AJ, 6.00%, 04/25/17	1,610
1,595	Series 2002-28, Class PK, 6.50%, 05/25/32	1,640
2,199	Series 2002-37, Class Z, 6.50%, 06/25/32	2,244
3,190	Series 2002-56, Class UC, 5.50%, 09/25/17	3,195
2,012	Series 2002-59, Class AC, 6.00%, 03/25/28	2,020
1,653	Series 2002-59, Class VB, 6.50%, 04/25/32	1,657
5,063	Series 2002-61, Class PE, 5.50%, 05/25/16	5,051
3,190	Series 2002-74, Class LD, 5.00%, 01/25/16	3,148
3,988	Series 2002-74, Class PD, 5.00%, 11/25/15	3,941
6,460	Series 2002-74, Class VB, 6.00%, 11/25/31	6,521
1,743	Series 2002-84, Class VB, 5.50%, 04/25/15	1,732
365	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	62
1,595	Series 2002-94, Class BK, 5.50%, 01/25/18	1,596
2,389	Series 2003-8, Class SB, IF, IO, 2.33%, 03/25/16	93
798	Series 2003-22, Class UD, 4.00%, 04/25/33	638
640	Series 2003-34, Class GB, 6.00%, 03/25/33	643
1,199	Series 2003-34, Class GE, 6.00%, 05/25/33	1,206
411	Series 2003-39, IO, VAR, 6.00%, 05/25/33	100
1,595	Series 2003-47, Class PE, 5.75%, 06/25/33	1,563
793	Series 2003-52, Class SX, IF, 6.98%, 10/25/31	812
664	Series 2003-64, Class SX, IF, 0.25%, 07/25/33	423
1,564	Series 2003-71, Class DS, IF, 0.26%, 08/25/33	1,036
6,434	Series 2003-80, Class SY, IF, IO, 2.33%, 06/25/23	534
1,595	Series 2003-83, Class PG, 5.00%, 06/25/23	1,544
520	Series 2003-91, Class SD, IF, 3.63%, 09/25/33	465
1,196	Series 2003-106, Class US, IF, 1.09%, 11/25/23	817
4,550	Series 2003-116, Class SB, IF, IO, 2.28%, 11/25/33	277
2,161	Series 2003-117, Class JB, 3.50%, 06/25/33	1,903
798	Series 2003-128, Class KE, 4.50%, 01/25/14	777
1,399	Series 2003-130, Class SX, IF, 3.53%, 01/25/34	1,317
1,790	Series 2004-10, Class SC, IF, 7.30%, 02/25/34	1,874
1,193	Series 2004-14, Class SD, IF, 1.09%, 03/25/34	785
1,000	Series 2004-21, Class AE, 4.00%, 04/25/19	895
252	Series 2004-21, Class CO, PO, 04/25/34	144
1,595	Series 2004-25, Class PC, 5.50%, 01/25/34	1,568
1,265	Series 2004-25, Class SA, IF, 4.88%, 04/25/34	1,240
1,037	Series 2004-36, Class PC, 5.50%, 02/25/34	1,021
1,845	Series 2004-36, Class SA, IF, 4.88%, 05/25/34	1,787
1,131	Series 2004-76, Class CL, 4.00%, 10/25/19	1,024
825	Series 2005-52, Class PA, 6.50%, 06/25/35	852
2,000	Series 2005-68, Class PG, 5.50%, 08/25/35	1,987
2,500	Series 2005-84, Class XM, 5.75%, 10/25/35	2,518
2,620	Series 2005-110, Class GJ, 5.50%, 11/25/30	2,613
971	Series 2006-22, Class AO, PO, 04/25/36	703
1,072	Series 2006-59, Class QO, PO, 01/25/33	815
1,500	Series 2006-77, Class PC, 6.50%, 08/25/36	1,566
	Federal National Mortgage Association Whole Loan,
1,709	Series 2002-W5, Class A7, IF, 6.25%, 08/25/30	1,715
463	Series 2002-W5, Class A10, IF, IO, 2.78%, 11/25/30	24
1,780	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	1,810
502	Series 2003-W4, Class 2A, 6.50%, 10/25/42	510
282	Series 2003-W8, Class 1A3, 4.75%, 12/25/42	280
1,554	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	1,600
	Government National Mortgage Association,
682	Series 1990-30, Class S, IF, IO, 3.23%, 08/16/29	45
504	Series 1994-3, Class PQ, 7.49%, 07/16/24	527
1,788	Series 1994-4, Class KQ, 7.99%, 07/16/24	1,867
2,393	Series 1994-7, Class PQ, 6.50%, 10/16/24	2,482
677	Series 1995-3, Class DQ, 8.05%, 06/16/25	719
189	Series 1995-7, Class CQ, 7.50%, 09/16/25	199
1,429	Series 1996-16, Class E, 7.50%, 08/16/26	1,479
300	Series 1998-26, Class K, 7.50%, 09/17/25	314
4,822	Series 1999-4, Class ZB, 6.00%, 02/20/29	4,869
4,115	Series 1999-10, Class ZC, 6.50%, 04/20/29	4,226
512	Series 1999-41, Class Z, 8.00%, 11/16/29	536
396	Series 1999-44, Class PC, 7.50%, 12/20/29	416
921	Series 2000-6, Class Z, 7.50%, 02/20/30	961
441	Series 2000-9, Class PB, 7.50%, 06/16/26	443
172	Series 2000-9, Class Z, 8.00%, 06/20/30	182
3,044	Series 2000-9, Class ZJ, 8.50%, 02/16/30	3,287
1,503	Series 2000-14, Class PD, 7.00%, 02/16/30	1,556

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
440	Series 2000-16, Class ZN, 7.50%, 02/16/30	462
2,364	Series 2000-37, Class B, 8.00%, 12/20/30	2,461
191	Series 2000-38, Class AH, 7.15%, 12/20/30	194
1,482	Series 2001-7, Class PK, 6.50%, 03/20/31	1,519
84	Series 2001-32, Class WA, IF, 6.81%, 07/20/31	85
1,595	Series 2001-64, Class MQ, 6.50%, 12/20/31	1,639
547	Series 2002-7, Class PG, 6.50%, 01/20/32	561
883	Series 2002-31, Class S, IF, IO, 3.37%, 01/16/31	87
1,063	Series 2002-36, Class VB, 6.50%, 07/20/19	1,062
1,595	Series 2002-40, Class UK, 6.50%, 06/20/32	1,657
8,773	Series 2002-45, Class QE, 6.50%, 06/20/32	9,095
1,595	Series 2002-47, Class PG, 6.50%, 07/16/32	1,652
1,595	Series 2002-47, Class PY, 6.00%, 07/20/32	1,595
2,492	Series 2002-47, Class ZA, 6.50%, 07/20/32	2,553
415	Series 2002-48, Class VM, 6.50%, 09/20/16	415
203	Series 2002-51, Class SG, IF, 9.42%, 04/20/31	224
1,192	Series 2002-54, Class GB, 6.50%, 08/20/32	1,229
3,089	Series 2002-67, Class VA, 6.00%, 03/20/13	3,087
580	Series 2002-79, Class KV, 6.00%, 11/20/13	589
324	Series 2002-88, Class LI, IO, 5.50%, 11/20/28	8
5,298	Series 2002-88, Class VA, 6.00%, 12/20/17	5,377
1,621	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	275
1,170	Series 2003-4, Class NY, 5.50%, 12/20/13	1,173
411	Series 2003-24, PO, 03/16/33	326
1,196	Series 2003-40, Class TJ, 6.50%, 03/20/33	1,252
1,543	Series 2003-52, Class AP, PO, 06/16/33	1,188
660	Series 2003-95, Class SC, IF, IO, 1.67%, 09/17/31	15
316	Series 2004-28, Class S, IF, 5.01%, 04/16/34	303
676	Series 2004-73, Class AE, IF, 3.86%, 08/17/34	632
	Vendee Mortgage Trust,
2,365	Series 1994-1, Class 1, VAR, 5.63%, 02/15/24	2,368
3,790	Series 1996-1, Class 1Z, 6.75%, 02/15/26	3,864
1,288	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,329
5,341	Series 1997-1, Class 2Z, 7.50%, 02/15/27	5,613
1,296	Series 1998-1, Class 2E, 7.00%, 09/15/27	1,334
		454,349
	Non-Agency CMO — 7.2%
1,500	American Home Mortgage Investment, Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	1,443
	Bank of America Funding Corp.,
527	Series 2004-1, PO, 03/25/34	379
370	Series 2005-7, Class 30, PO, 11/25/35	247
1,980	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	1,942
	Banc of America Mortgage Securities,
390	Series 2003-8 Class A, PO, 11/25/33	287
961	Series 2003-11, PO, 02/25/34	751
681	Series 2004-6, Class A, PO, 07/25/34	463
401	Bank of America Alternative Loan Trust, Series 2003-11, PO, 01/25/34	284
1,005	Bank of America Mortgage Securities, Series 2004-J, Class 3A1, FRN, 5.06%, 11/25/34	990
	Bear Stearns Adjustable Rate Mortgage Trust,
481	Series 2003-7, Class 3A, VAR, 4.94%, 10/25/33	469
1,905	Series 2006-1, Class 1A1, FRN, 4.63%, 02/25/36	1,864
234	BHN II Mortgage Fund, Series 1997-1, Class A2, 7.92%, 07/25/09 (d) (i)	6
906	Cendant Mortgage Corp., Series 2004-1, Class P, PO, 02/25/34	627
	Citicorp Mortgage Securities, Inc.,
2,772	Series 2004-1, Class 3A1, 4.75%, 01/25/34	2,700
1,606	Series 2004-5, Class A5, 4.50%, 08/25/34	1,558
	Citigroup Mortgage Loan Trust, Inc.,
1,191	Series 2003-UP3, Class A3, 7.00%, 09/25/33	1,204
639	Series 2003-UST1, Class 1, PO, 12/25/18	496
1,948	Series 2003-UST1, Class A1, 5.50%, 12/25/18	1,925
653	Series 2005-1, Class 2A1A, VAR, 4.73%, 04/25/35	647
	Countrywide Alternative Loan Trust,
4,785	Series 2002-8, Class A4, 6.50%, 07/25/32	4,755
2,435	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	2,348
1,300	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	1,269
	Countrywide Home Loan Mortgage Pass- Through Trust,
3,566	Series 2003-26, Class 1A6, 3.50%, 08/25/33	3,206
646	Series 2003-J13, PO, 01/25/34	508
1,830	Series 2003-J7, Class 4A3, IF, 2.93%, 08/25/18	1,648
483	Series 2004-HYB3, Class 2A, VAR, 4.08%, 06/20/34	472
2,126	Series 2005-22, Class 2A1, FRN, 5.30%, 11/25/35	2,111
690	Series 2005-R1, Class 2A, PO, 03/25/35 (e)	542
180	Credit Suisse First Boston Mortgage Securities Corp., Series 1997-2, Class A, 7.50%, 06/25/20 (e)	180
688	Deutsche Mortgage Securities, Inc., Series 2004-1, Class 2A, PO, 10/25/18	549

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   71

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	First Horizon Asset Securities, Inc.,
2,203	Series 2004-AR1, Class 2A2, FRN, 5.02%, 04/25/35	2,170
3,186	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	3,153
798	Series 2004-AR7, Class 2A2, FRN, 4.92%, 02/25/35	787
1,972	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	1,918
	MASTR Alternative Loans Trust,
651	Series 2003-9, Class 8A1, 6.00%, 01/25/34	651
344	Series 2004-7, Class 30, PO, 08/25/34	242
959	Series 2004-10, Class 1A1, 4.50%, 09/25/19	915
	MASTR Asset Securitization Trust,
648	Series 2003-4, Class 2A2, 5.00%, 05/25/18	642
633	Series 2004-8, PO, 08/25/19	475
2,198	MASTR Resecuritization Trust, Series 2005-PO, Class 3, PO, 05/28/35 (e)	1,510
—(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 7,585.08%, 04/20/21	2
707	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.64%, 02/25/35	709
	Nomura Asset Acceptance Corp.,
1,112	Series 2003-A1, Class A1, 5.50%, 05/25/33	1,101
873	Series 2003-A1, Class A2, 6.00%, 05/25/33	870
170	Series 2003-A1, Class A5, 7.00%, 04/25/33	169
815	Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	828
1	Paine Webber CMO Trust, Series H, Class 4, 8.75%, 04/01/18	1
	Residential Accredit Loans, Inc.,
1,232	Series 2002-QS16, Class A3, IF, 5.49%, 10/25/17	1,227
6,727	Series 2002-QS8, Class A5, 6.25%, 06/25/17	6,707
1,923	Series 2003-QS14, Class A1, 5.00%, 07/25/18	1,872
1,389	Series 2003-QS3, Class A2, IF, 4.79%, 02/25/18	1,347
2,520	Series 2003-QS3, Class A8, IF, IO, 2.28%, 02/25/18	177
5,839	Series 2003-QS9, Class A3, IF, IO, 2.23%, 05/25/18	467
798	Series 2004-QS8, Class A2, 5.00%, 06/25/34	783
	Residential Funding Mortgage Securities I,
2,464	Series 2003-S7, Class A17, 4.00%, 05/25/33	2,365
798	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	752
1,925	Series 2005-SA4, Class 1A1, VAR, 4.98%, 09/25/35	1,917
24	Rural Housing Trust, Series 1987-1, Class 3B, 7.33%, 04/01/26	23
336	Salomon Brothers Mortgage Securities VII, Series 2003-UP2, Class 1, PO, 12/25/18	262
135	Structured Mortgage Asset Residential Trust, Series 1993-2A, Class AE, 7.60%, 03/25/09	136
1,000	Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2005-4, Class CB7, 5.50%, 06/25/35	980
468	Washington Mutual Mortgage Securities Corp., Series 2003-MS7, Class P, PO, 03/25/33	368
	Washington Mutual, Inc.,
1,196	Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	1,151
449	Series 2003-S10, Class A6, PO, 10/25/18	298
905	Series 2004-S3, Class 2A3, IF, 4.20%, 07/25/34	881
	Wells Fargo Mortgage-Backed Securities Trust,
724	Series 2003-11 1A, PO, 10/25/18	567
1,595	Series 2003-13, Class A7, 4.50%, 11/25/18	1,492
702	Series 2003-17, Class 2A4, 5.50%, 01/25/34	689
1,231	Series 2004-7, Class 2A2, 5.00%, 07/25/19	1,200
3,903	Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	3,836
1,184	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	1,161
1,994	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	1,922
		84,593
	Total Collateralized Mortgage Obligations (Cost $552,260)	538,942
	Commercial Mortgage-Backed Securities — 1.2%
2,200	Bank of America Commercial Mortgage, Inc., Series 2005-6, Class ASB, VAR, 5.35%, 09/10/47	2,175
	Bear Stearns Commercial Mortgage Securities,
288	Series 2000-WF1, Class A1, 7.64%, 02/15/32	294
940	Series 2004-T16, Class A2, 3.70%, 02/13/46	915
1,100	Series 2005-PWR9, Class AAB, 4.80%, 09/11/42	1,067
1,420	Series 2006-PW11, Class A4, VAR, 5.63%, 03/11/39	1,427
1,279	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.91%, 03/15/49	1,298
860	Merrill Lynch Mortgage Investors, Inc., Series 1997-C2, Class A2, 6.54%, 12/10/29	868
1,850	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, VAR, 4.67%, 06/12/43	1,777

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Mortgage-Backed Securities — Continued
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, VAR, 5.62%, 02/12/39	1,004
500	Morgan Stanley Capital I, Series 2006-T23, Class A1, 5.68%, 08/12/41	507
3,190	Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A2, 4.04%, 10/15/41	3,079
	Total Commercial Mortgage-Backed Securities (Cost $14,698)	14,411
	Corporate Bonds — 21.2%
	Aerospace & Defense — 0.2%
1,100	Northrop Grumman Corp., 7.13%, 02/15/11	1,174
918	Systems 2001 AT LLC, (Cayman Islands) 7.16%, 12/15/11 (e)	950
		2,124
	Air Freight & Logistics — 0.3%
3,247	FedEx Corp., 6.72%, 01/15/22	3,470
	Airlines — 0.4%
419	American Airlines Inc., Series 1999-1, 7.02%, 04/15/11	430
	Continental Airlines, Inc.,
191	Series 1999-2, Class A1, 7.26%, 09/15/21	201
798	Series 1999-2, Class A2, 7.06%, 03/15/11	823
663	Delta Air Lines, Inc., 6.62%, 03/18/11 (d)	675
1,296	Southwest Airlines Co., Series 2001-1, 5.50%, 11/01/06	1,296
1,545	United AirLines, Inc., Series 2001-1, 6.07%, 09/01/14 (d)	1,545
		4,970
	Automobiles — 0.8%
	DaimlerChrysler NA Holding Corp.,
4,785	3.25%, 03/25/09	4,566
1,595	4.75%, 01/15/08	1,578
2,791	7.20%, 09/01/09	2,911
		9,055
	Capital Markets — 3.5%
	Credit Suisse First Boston USA, Inc.,
439	4.70%, 06/01/09	433
1,595	5.50%, 08/15/13	1,599
6,460	6.13%, 11/15/11	6,671
	Goldman Sachs Group, Inc.,
1,061	3.88%, 01/15/09	1,028
598	4.75%, 07/15/13	569
1,000	5.15%, 01/15/14	972
1,675	5.25%, 10/15/13	1,642
1,914	6.60%, 01/15/12	2,008
4,387	6.88%, 01/15/11	4,632
399	7.35%, 10/01/09	423
	Lehman Brothers Holdings, Inc.,
798	4.00%, 01/22/08	784
900	4.80%, 03/13/14	858
1,795	6.63%, 01/18/12	1,894
	Merrill Lynch & Co. Inc.,
595	3.70%, 04/21/08	581
700	5.00%, 01/15/15	675
798	5.45%, 07/15/14 (c)	795
798	Series B, 3.13%, 07/15/08	767
1,196	Series C, 4.13%, 01/15/09	1,166
	Morgan Stanley,
957	4.25%, 05/15/10 (c)	922
578	4.75%, 04/01/14	546
4,466	6.60%, 04/01/12 (c)	4,711
4,885	6.75%, 04/15/11 (c)	5,146
2,393	State Street Corp., 7.65%, 06/15/10	2,572
		41,394
	Chemicals — 0.1%
1,196	DTE Energy Company, 6.13%, 02/01/11	1,229
400	Monsanto Co., 7.38%, 08/15/12	437
		1,666
	Commercial Banks — 3.0%
	Bank of America,
2,393	3.88%, 01/15/08	2,349
500	5.25%, 12/01/15 (c)	489
1,595	7.40%, 01/15/11	1,721
5,580	7.80%, 02/15/10	6,015
598	Branch Banking & Trust Co., 4.88%, 01/15/13	579
3,988	First Bank, NA, 6.50%, 02/01/08	4,049
3,988	Firstar Bank, NA, 7.13%, 12/01/09	4,202
1,595	Keycorp, Series G, 4.70%, 05/21/09	1,570
917	Mellon Funding Corp., 3.25%, 04/01/09 (c)	870
798	Popular North America, Inc., 4.25%, 04/01/08	782
1,495	Royal Bank of Canada, (Canada) 3.88%, 05/04/09	1,448
901	Suntrust Bank, 6.38%, 04/01/11	937
798	Wachovia Bank, NA, 7.80%, 08/18/10	866
	Wachovia Corp.,
2,791	3.50%, 08/15/08	2,702
1,712	3.63%, 02/17/09	1,649

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   73

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
1,784	Wells Fargo & Co., 3.13%, 04/01/09	1,696
	Wells Fargo Bank,
319	6.45%, 02/01/11	334
2,472	7.55%, 06/21/10	2,667
		34,925
	Commercial Services & Supplies — 0.1%
1,117	PHH Corp., 7.13%, 03/01/13	1,122
	Computers & Peripherals — 0.1%
400	Cisco Systems Inc., 5.50%, 02/22/16	398
1,117	IBM Corp., 5.39%, 01/22/09	1,120
		1,518
	Consumer Finance — 2.0%
1,595	American Express, 3.00%, 05/16/08	1,537
	American General Finance Corp.,
518	Series H, 4.50%, 11/15/07	513
359	Series H, 5.38%, 10/01/12	355
279	Capital One Bank, 5.75%, 09/15/10	282
	Ford Motor Credit Co.,
490	5.80%, 01/12/09	469
1,100	7.38%, 10/28/09	1,079
1,250	7.88%, 06/15/10	1,229
200	General Motors Acceptance Corp., 6.13%, 09/15/06	200
	HSBC Finance Corp.,
798	4.75%, 05/15/09	789
5,583	5.88%, 02/01/09	5,666
798	6.38%, 11/27/12	833
798	6.50%, 11/15/08	818
1,783	6.75%, 05/15/11	1,882
2,752	8.00%, 07/15/10 (c)	3,000
	International Lease Finance Corp.,
698	4.50%, 05/01/08	688
598	5.88%, 05/01/13 (c)	609
	SLM Corp.,
850	4.00%, 01/15/10	816
1,037	Series A, 5.38%, 01/15/13	1,027
798	Toyota Motor Credit Corp., 2.88%, 08/01/08	764
798	Washington Mutual Financial Corp., 6.88%, 05/15/11	848
		23,404
	Diversified Financial Services — 3.5%
4,367	Associates Corp. of North America, 8.15%, 08/01/09	4,700
320	Caterpillar Financial Services Corp., Series F, 3.45%, 01/15/09	308
650	CIT Group, Inc., 7.75%, 04/02/12	717
	Citigroup, Inc.,
479	3.50%, 02/01/08	468
798	4.25%, 07/29/09	778
500	4.70%, 05/29/15 (c)	474
1,994	5.63%, 08/27/12	2,019
319	6.20%, 03/15/09	327
	General Electric Capital Corp.,
1,795	Series A, 3.50%, 05/01/08	1,746
1,675	Series A, 4.25%, 01/15/08	1,653
1,096	Series A, 4.63%, 09/15/09 (c)	1,080
2,791	Series A, 5.38%, 03/15/07	2,792
4,103	Series A, 5.88%, 02/15/12	4,212
4,785	Series A, 6.00%, 06/15/12	4,945
2,034	Series A, 6.13%, 02/22/11	2,104
212	Series A, 7.88%, 12/01/06	213
	John Hancock Global Funding II,
957	3.50%, 01/30/09 (e)	920
957	7.90%, 07/02/10 (c) (e)	1,048
1,595	MassMutual Global Funding II, 3.50%, 03/15/10 (e)	1,512
823	National Rural Utilities Cooperative Finance Corp., 7.30%, 09/15/06	824
	New York Life Global Funding,
877	3.88%, 01/15/09 (e)	850
1,994	5.38%, 09/15/13 (e)	1,994
	Principal Life Global Funding I,
798	2.80%, 06/26/08 (e)	764
3,015	6.25%, 02/15/12 (e)	3,139
815	Textron Financial Corp., 5.13%, 02/03/11	808
		40,395
	Diversified Telecommunication Services — 2.0%
558	Ameritech Capital Funding, 6.15%, 01/15/08	561
500	BellSouth Corp., 5.20%, 09/15/14	477
799	Bellsouth Telecommunications, 6.30%, 12/15/15	808
3,270	British Telecommunications plc, (United Kingdom), 8.37%, 12/15/10	3,647
2,313	France Telecom S.A., (France), 7.75%, 03/01/11	2,526
694	New York Telephone Co., 6.00%, 04/15/08	698
2,233	Nynex Capital Funding Co., Series B, SUB, 8.23%, 10/15/09	2,386

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Telecommunication Services — Continued
182	Nynex Corp., 9.55%, 05/01/10	194
	Sprint Capital Corp.,
3,124	6.00%, 01/15/07	3,128
319	7.63%, 01/30/11 (c)	342
718	8.38%, 03/15/12	802
1,117	TELUS Corp., (Canada), 8.00%, 06/01/11	1,228
798	Verizon Florida, Inc., Series F, 6.13%, 01/15/13	802
4,187	Verizon Global Funding Corp., 7.25%, 12/01/10	4,468
1,595	Verizon Virginia, Inc., Series A, 4.63%, 03/15/13	1,476
		23,543
	Electric Utilities — 0.5%
319	Alabama Power Co., 4.70%, 12/01/10	311
917	Carolina Power & Light Co., 5.13%, 09/15/13	897
2,153	Constellation Energy Group, Inc., 6.35%, 04/01/07	2,162
798	DTE Energy Co., Series A, 6.65%, 04/15/09	820
1,595	Exelon Generation Co., LLC, 6.95%, 06/15/11	1,684
211	Kiowa Power Partners, LLC, 4.81%, 12/30/13 (e)	203
60	Virginia Electric & Power Co., Series A, 5.38%, 02/01/07	60
		6,137
	Food & Staples Retailing — 0.1%
1,196	Kroger Corp., 8.05%, 02/01/10	1,284
	Gas Utilities — 0.2%
3,230	Enron Corp., 6.75%, 07/01/05 (d) (f) (i)	—	(h)
638	KeySpan Gas East Corp., 7.88%, 02/01/10	685
1,037	Southern California Gas Co., 4.80%, 10/01/12	1,006
		1,691
	Industrial Conglomerates — 0.1%
	Tyco International Group, S.A., (Bermuda),
598	6.38%, 10/15/11	624
997	6.75%, 02/15/11	1,050
		1,674
	Insurance — 1.4%
1,515	American International Group Inc., 4.25%, 05/15/13	1,406
	ASIF Global Financing,
1,795	3.90%, 10/22/08 (e)	1,747
2,393	4.90%, 01/17/13 (e)	2,322
1,595	Jackson National Life Global Funding, 6.13%, 05/30/12 (e)	1,644
873	Metropolitan Life Global Funding I, 5.20%, 09/18/13 (e)	868
1,196	MGIC Investment Corp., 6.00%, 03/15/07	1,198
1,755	Monumental Global Funding II, 4.38%, 07/30/09 (e)	1,713
1,276	Monumental Global Funding III, 5.20%, 01/30/07 (e)	1,274
479	Nationwide Financial Services, 6.25%, 11/15/11	495
917	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	888
	Protective Life Secured Trust,
853	4.00%, 10/07/09	823
1,595	4.00%, 04/01/11	1,509
299	XL Capital Ltd., (Cayman Islands), 5.25%, 09/15/14	286
		16,173
	Media — 0.8%
418	Comcast Cable Communications Holdings, Inc., 8.38%, 03/15/13	474
479	Comcast Corp., 5.50%, 03/15/11	478
718	COX Communications Inc., 7.75%, 11/01/10	772
2,951	TCI Communication Inc., 9.80%, 02/01/12	3,476
	Time Warner Cos, Inc.,
1,117	7.48%, 01/15/08	1,146
1,695	8.18%, 08/15/07	1,737
877	Time Warner Entertainment Co. LP, 10.15%, 05/01/12	1,037
		9,120
	Multi-Utilities — 0.5%
1,276	Dominion Resources Inc., Series B, 6.25%, 06/30/12	1,312
	Duke Energy Corp.,
1,795	4.20%, 10/01/08 (c)	1,751
1,595	5.63%, 11/30/12	1,610
869	PSEG Power, LLC, 7.75%, 04/15/11	940
		5,613
	Oil, Gas & Consumable Fuels — 0.2%
1,874	ConocoPhillips, 8.75%, 05/25/10	2,090
218	Ras Laffan Liquefied Natural Gas Co. Ltd., (Qatar), 7.63%, 09/15/06 (e)	218
		2,308

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   75

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Paper & Forest Products — 0.2%
	International Paper Company,
1,316	4.00%, 04/01/10	1,259
514	4.25%, 01/15/09	502
558	Union Camp Corp., 6.50%, 11/15/07	562
	Weyerhaeuser Co.,
109	6.13%, 03/15/07	109
160	6.75%, 03/15/12	167
		2,599
	Real Estate Management & Development — 0.2%
2,193	EOP Operating LP, 6.75%, 02/15/12	2,303
319	ERP Operating LP, 4.75%, 06/15/09	314
		2,617
	Road & Rail — 0.1%
	Burlington Northern Santa Fe,
785	6.13%, 03/15/09	800
798	7.13%, 12/15/10	851
		1,651
	Thrifts & Mortgage Finance — 0.7%
	Countrywide Home Loan,
917	3.25%, 05/21/08 (c)	886
3,190	Series L, 4.00%, 03/22/11	2,995
	Washington Mutual Bank, FA,
299	5.65%, 08/15/14	298
1,196	6.88%, 06/15/11	1,270
1,085	Washington Mutual, Inc., 4.20%, 01/15/10 (c)	1,047
1,196	World Savings Bank FSB, 4.50%, 06/15/09	1,173
		7,669
	Wireless Telecommunication Services — 0.2%
	New Cingular Wireless Services Inc.,
598	7.50%, 05/01/07	605
1,436	7.88%, 03/01/11	1,567
		2,172
	Total Corporate Bonds (Cost $250,547)	248,294
	Foreign Government Securities — 0.5%
	Mexico Government International Bond, (Mexico),
1,475	4.63%, 10/08/08	1,449
1,293	6.38%, 01/16/13	1,345
850	6.63%, 03/03/15	902
2,393	Province of Quebec, (Canada), 5.75%, 02/15/09 (c)	2,428
	Total Foreign Government Securities (Cost $6,041)	6,124
	Mortgage Pass-Through Securities — 3.6%
	Federal Home Loan Mortgage Corp., Gold Pools,
2,398	4.00%, 05/01/14-08/01/18	2,277
884	4.50%, 10/01/18	850
2,075	5.50%, 06/01/17-07/01/35	2,049
1,775	6.00%, 04/01/18-01/01/34	1,786
846	6.50%, 12/01/13-11/01/22	864
467	7.00%, 08/01/10-04/01/26	478
529	7.50%, 08/01/08-08/01/25	538
134	8.00%, 07/01/20-11/01/24	141
434	8.50%, 01/01/10-07/01/28	462
	Federal Home Loan Mortgage Corp., Conventional Pools,
—(h)	8.00%, 04/01/07	—	(h)
77	12.00%, 08/01/15-07/01/19	83
547	ARM, 6.20%, 01/01/27	557
75	ARM, 7.00%, 07/01/26	76
	Federal National Mortgage Association, Various Pools,
3,397	4.00%, 09/01/13-07/01/18	3,226
1,527	4.50%, 11/01/14-03/01/19	1,477
3,246	5.00%, 12/01/16-04/01/33	3,194
1,609	5.50%, 12/01/33	1,584
2,124	6.00%, 12/01/32-09/01/33	2,133
3,840	6.50%, 12/01/10-08/01/31	3,914
508	7.00%, 06/01/10-08/01/32	525
659	7.50%, 10/01/12-05/01/25	681
1,158	8.00%, 11/01/12-11/01/28	1,216
455	8.50%, 07/01/24-02/01/30	487
347	9.00%, 09/01/19-12/01/30	373
96	9.50%, 12/01/18	105
42	10.00%, 02/01/24	46
56	12.50%, 01/01/16	62
2,056	ARM, 4.85%, 01/01/35	2,029
222	ARM, 5.13%, 09/01/27	223
236	ARM, 5.18%, 03/01/29	238
24	ARM, 5.27%, 08/01/19	24
97	ARM, 6.30%, 03/01/19	97
33	ARM, 7.41%, 06/01/26	33
	Government National Mortgage Association, Various Pools,
2,614	6.00%, 10/15/17-11/15/28	2,645
1,920	6.50%, 07/15/09-02/15/33	1,961
2,180	7.00%, 08/15/23-06/15/33	2,253
845	7.50%, 05/15/07-06/15/32	879
1,181	8.00%, 05/15/09-10/20/28	1,253

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
323	8.50%, 03/15/17-05/20/25	347
148	9.00%, 01/15/09-11/15/24	160
295	9.50%, 10/15/09-12/15/25	322
124	12.00%, 11/15/19	139
	Total Mortgage Pass-Through Securities (Cost $41,716)	41,787
	Supranational — 0.0% (g)
160	Corp. Andina De Fomento, 5.20%, 05/21/13	156
80	Inter-American Development Bank, (Sweden), 8.40%, 09/01/09	87
	Total Supranational (Cost $241)	243
	U.S. Government Agency Securities — 1.7%
	Federal Home Loan Bank System,
300	4.25%, 04/16/07	298
6,258	4.72%, 09/20/12	6,099
798	6.21%, 06/02/09	821
	Federal Home Loan Mortgage Corp.,
1,157	4.13%, 07/12/10 (c)	1,120
387	6.88%, 09/15/10	413
801	Federal Housing Authority, 7.43%, 01/01/22	801
	Federal National Mortgage Association,
1,994	5.25%, 01/15/09 (c)	2,002
3,190	5.50%, 03/15/11 (c)	3,249
957	6.13%, 03/15/12	1,006
2,672	6.25%, 02/01/11	2,782
500	6.63%, 09/15/09	522
479	6.63%, 11/15/10 (c)	508
	Total U.S. Government Agency Securities (Cost $19,904)	19,621
	U.S. Treasury Obligations — 21.0%
	U.S. Treasury Bonds,
1,595	9.88%, 11/15/15 (m)	2,198
20,881	10.38%, 11/15/12 (m)	22,200
23,927	11.75%, 11/15/14 (c) (m)	28,861
36,014	12.00%, 08/15/13 (m)	40,845
1,042	12.50%, 08/15/14 (m)	1,263
	U.S. Treasury Inflation Indexed Bonds,
1,368	3.38%, 01/15/07 (c)	1,367
9,041	4.25%, 01/15/10	9,609
	U.S. Treasury Notes,
630	2.63%, 05/15/08 (c)	608
2,880	3.00%, 11/15/07 (c)	2,815
2,310	3.25%, 08/15/08 (c)	2,245
5,000	3.50%, 02/15/10 (c)	4,809
2,500	3.63%, 07/15/09 (c)	2,428
2,000	3.63%, 01/15/10 (c)	1,933
1,100	4.00%, 06/15/09	1,080
550	4.25%, 11/30/07 (c)	545
500	4.88%, 05/15/09 (c)	502
1,715	6.13%, 08/15/07 (c)	1,732
916	6.50%, 10/15/06 (c)	917
11,565	6.50%, 02/15/10 (c) (m)	12,215
	U.S. Treasury Coupon STRIPS,
1,000	05/15/08 (c)	922
2,393	02/15/09 (c)	2,134
10,049	05/15/09 (c)	8,857
1,994	02/15/10 (c)	1,701
10,348	02/15/11 (c)	8,435
3,450	08/15/11 (c)	2,749
239	02/15/12 (c)	186
12,755	05/15/12 (c)	9,851
399	08/15/12 (c)	303
5,910	11/15/12 (c)	4,430
7,976	02/15/13	5,917
2,596	08/15/13 (m)	1,883
798	11/15/13 (c)	570
11,773	02/15/14 (m)	8,308
6,684	05/15/14 (m)	4,652
15,798	08/15/14 (m)	10,866
9,437	11/15/14 (m)	6,405
498	08/15/15 (c)	326
8,048	11/15/15	5,191
18,889	02/15/16	12,029
3,478	05/15/16 (c)	2,186
1,595	08/15/16 (c)	990
	U.S. Treasury Principal STRIPS,
4,785	05/15/08 (c)	4,413
4,982	11/15/09	4,291
	Total U.S. Treasury Obligations (Cost $254,559)	245,767
	Total Long-Term Investments (Cost $1,166,202)	1,141,729

SHARES
Short-Term Investment — 2.1%
	Investment Company — 2.1%
25,093	JPMorgan Liquid Assets Money Market Fund (b) (Cost $25,093)	25,093

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   77

JPMorgan Intermediate Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 8.4%
	Asset-Backed Security — 0.2%
2,036	MABS, Series 2006-NC1, Class A1, FRN, 5.21%, 02/25/08	2,036
	Certificate of Deposits — 2.1%
4,998	Bank of New York, FRN, 5.51%, 05/02/08	4,998
5,000	Barclays New York, FRN, 5.33%, 06/06/07	5,000
5,000	Canadian Imperial Bank N.Y., FRN, 5.41%, 10/01/07	5,000
5,000	Royal Bank of Canada N.Y., FRN, 5.29%, 09/20/06	5,000
5,000	Societe Generale N.Y., FRN, 5.32%, 11/24/06	5,000
		24,998
	Commercial Paper — 1.1%
4,990	Bavaria TRR Corp., 5.29%, 09/07/06	4,990
3,000	Morgan Stanley Co. Inc., FRN, 5.37%, 02/20/07	3,000
4,995	Park Granada LLC, 5.30%, 09/05/06	4,995
		12,985
	Corporate Notes — 3.8%
5,000	Bank of America, FRN, 5.31%, 11/07/06	5,000
4,000	Banque Federative Du Credit, FRN, 5.33%, 07/13/07	4,000
4,500	Beta Finance, Inc., FRN, 5.37%, 01/15/08	4,500
4,200	CDC Financial Products, Inc., FRN, 5.41%, 10/02/06	4,200
4,500	Citigroup Global Markets, Inc., FRN, 5.38%, 09/07/06	4,500
4,000	Dorada Finance, Inc., FRN, 5.37%, 01/14/08	4,000
1,000	Links Finance LLC, FRN, 5.36%, 10/06/06	1,000
5,000	Macquarie Bank Ltd, FRN, 5.34%, 04/20/07	5,000
	Sigma Finance, Inc.,
3,000	FRN, 5.37%, 01/17/08	3,000
1,999	FRN, 5.39%, 02/27/08	1,999
7,500	World Savings Bank FSB, FRN, 5.39%, 06/20/08	7,500
		44,699
	Funding Agreement — 0.2%
2,000	Beneficial Life Insurance Co., FRN, 5.45%, 11/30/06	2,000
	Repurchase Agreements — 0.6%
1,829	Banc of America Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $1,830, collateralized by U.S. Government Agency Mortgages	1,829
5,000	Morgan Stanley, 5.33%, dated 08/31/06, due 09/01/06, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages	5,000
		6,829
	Time Deposit — 0.4%
4,000	Ulster Bank Ireland Ltd., 5.33%, 01/31/07	4,000
	Total Investments of Cash Collateral for Securities Loaned (Cost $97,547)	97,547
	Total Investments — 108.0% (Cost $1,288,842)	1,264,369
	Liabilities in Excess of Other Assets — (8.0)%	(93,809)
	NET ASSETS — 100.0%	$1,170,560

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.1%
	Asset Backed Securities — 0.4%
4,897	Countrywide Asset-Backed Certificates, Series 2004-AB2, Class A2, FRN, 5.59%, 05/25/36	4,904
103	Residential Asset Mortgage Products, Inc., Series 2001-RS3, Class AI4, SUB, 6.79%, 10/25/31	103
	Total Asset Backed Securities (Cost $4,999)	5,007
	Collateralized Mortgage Obligations — 70.9%
	Agency CMO — 44.7%
	Federal Home Loan Mortgage Corp.,
8	Series 1, Class B, IO, 8.00%, 10/15/18	1
159	Series 11, Class D, 9.50%, 07/15/19	166
4	Series 16, Class B, IO, 10.00%, 06/01/20	1
58	Series 22, Class C, 9.50%, 04/15/20	58
75	Series 23, Class F, 9.60%, 04/15/20	74
62	Series 30, Class D, 9.50%, 02/15/20	65
2	Series 41, Class I, HB, 84.00%, 05/15/20	2
40	Series 47, Class F, 10.00%, 06/15/20	40
452	Series 77, Class H, 8.50%, 09/15/20	480
10	Series 81, Class A, 8.13%, 11/15/20	10
28	Series 84, Class F, 9.20%, 10/15/20	30
30	Series 99, Class Z, 9.50%, 01/15/21	31
1,881	Series 111, Class SB, IF, IO, 2.17%, 01/15/29	99
40	Series 134, Class B, IO, 9.00%, 04/01/22	10
—(h)	Series 180, Class J, HB, 1,010.00%, 09/15/21	—	(h)
—(h)	Series 186, Class I, HB, 1,009.50%, 08/15/21	—	(h)
—(h)	Series 189, Class K, HB, 1,009.50%, 10/15/21	—	(h)
1	Series 204, Class E, IF, HB, 818.40%, 05/15/23	2
1,225	Series 340, Class 1, PO, 09/01/33	877
—(h)	Series 1045, Class G, HB, 1,066.21%, 02/15/21	—	(h)
13	Series 1065, Class J, 9.00%, 04/15/21	14
46	Series 1079, Class S, IF, 15.73%, 05/15/21	46
—(h)	Series 1082, Class D, HB, 1,007.78%, 05/15/21	—	(h)
34	Series 1084, Class F, FRN, 6.33%, 05/15/21	34
24	Series 1084, Class S, HB, IF, 21.24%, 05/15/21	25
34	Series 1133, Class H, 7.00%, 09/15/21	34
52	Series 1144, Class KB, 8.50%, 09/15/21	52
—(h)	Series 1172, Class L, VAR, HB, 1,182.96%, 11/15/21	1
78	Series 1179, Class H, 7.50%, 11/15/21	78
2	Series 1196, Class B, IF, HB, 531.96%, 01/15/22	3
7	Series 1205, Class G, 7.00%, 03/15/07	7
92	Series 1246, Class J, 7.50%, 05/15/07 (m)	92
115	Series 1254, Class N, 8.00%, 04/15/22	115
395	Series 1263, Class H, 7.50%, 05/15/07	395
—(h)	Series 1298, Class L, HB, 981.87%, 06/15/07	—	(h)
177	Series 1343, Class LA, 8.00%, 08/15/22	178
89	Series 1343, Class LB, 7.50%, 08/15/22	89
348	Series 1374, Class Z, 7.00%, 10/15/22	359
95	Series 1395, Class G, 6.00%, 10/15/22	95
928	Series 1401, Class J, 7.00%, 10/15/22	930
60	Series 1404, Class FA, 4.50%, 11/15/07	60
23	Series 1465, Class SA, IF, IO, 3.63%, 02/15/08	1
1,114	Series 1466, Class PZ, 7.50%, 02/15/23	1,147
32	Series 1470, Class F, FRN, 5.09%, 02/15/23	32
35	Series 1505, Class QB, IF, 8.22%, 05/15/23	38
11	Series 1506, Class F, FRN, 5.74%, 05/15/08	11
1,190	Series 1512, Class J, 6.50%, 05/15/08	1,189
380	Series 1513, Class N, 6.50%, 05/15/08	379
354	Series 1518, Class G, IF, 3.78%, 05/15/23	341
289	Series 1526, Class L, 6.50%, 06/15/23	297
20	Series 1539, Class PL, 6.50%, 05/15/08	20
29	Series 1540, Class IA, 7.00%, 06/15/13	30
407	Series 1541, Class O, FRN, 4.26%, 07/15/23	396
2,269	Series 1543, Class VM, 6.90%, 04/15/23	2,326
191	Series 1544, Class J, IF, 7.05%, 07/15/08	192
47	Series 1549, Class K, 8.50%, 07/15/08	47
908	Series 1560, Class PN, 7.00%, 12/15/12	916
90	Series 1570, Class F, FRN, 5.59%, 08/15/23	91
225	Series 1570, Class SA, IF, 12.01%, 08/15/23	251
954	Series 1578, Class K, 6.90%, 09/15/23	988
108	Series 1578, Class V, IO, 7.00%, 09/15/23	21
2,152	Series 1591, Class PV, 6.25%, 10/15/23	2,194
770	Series 1596, Class D, 6.50%, 10/15/13	782
22	Series 1602, Class SA, IF, 5.28%, 10/15/23	21
58	Series 1606, Class M, FRN, 5.03%, 11/15/08	57
185	Series 1606, Class SC, IF, 10.26%, 11/15/08	191
754	Series 1609, Class LG, IF, 5.69%, 11/15/23	757
495	Series 1611, Class JA, FRN, 6.63%, 08/15/23	499
21	Series 1625, Class SG, IF, 7.36%, 12/15/08	21
10	Series 1625, Class SH, IF, 8.50%, 12/15/08	10
3,075	Series 1628, Class LZ, 6.50%, 12/15/23	3,149
1,000	Series 1638, Class H, 6.50%, 12/15/23	1,037
1,513	Series 1644, Class K, 6.75%, 12/15/23	1,575
403	Series 1647, Class PK, 6.50%, 12/15/08	404
253	Series 1649, Class S, IF, 9.56%, 12/15/08	260
6	Series 1671, Class QC, IF, 10.00%, 02/15/24	7
1,358	Series 1677, Class Z, 7.50%, 07/15/23	1,395
14	Series 1686, Class SH, FRN, 7.14%, 02/15/24	15

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   79

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
53	Series 1688, Class W, 7.25%, 03/15/14	56
76	Series 1689, Class SD, IF, 8.45%, 10/15/23	78
756	Series 1695, Class EB, 7.00%, 03/15/24	789
123	Series 1698, Class SC, IF, 9.15%, 03/15/09	127
150	Series 1699, Class FC, FRN, 5.98%, 03/15/24	152
218	Series 1745, Class D, 7.50%, 08/15/24	217
531	Series 1798, Class F, 5.00%, 05/15/23	516
228	Series 1807, Class A, 6.00%, 11/15/08	228
30	Series 1807, Class G, 9.00%, 10/15/20	32
9,389	Series 1813, Class J, IF, IO, 0.75%, 11/15/23	297
999	Series 1829, Class ZB, 6.50%, 03/15/26	1,025
68	Series 1844, Class E, 6.50%, 10/15/13	68
1,813	Series 1863, Class Z, 6.50%, 07/15/26	1,859
6	Series 1865, Class D, PO, 02/15/24	4
462	Series 1899, Class ZE, 8.00%, 09/15/26	483
82	Series 1900, Class TA, PO, 08/15/08	80
454	Series 1963, Class Z, 7.50%, 01/15/27	465
120	Series 1985, Class PR, IO, 8.00%, 07/15/27	22
198	Series 1987, Class PE, 7.50%, 09/15/27	202
4,930	Series 2006-58, PO, 07/25/36	3,752
7,848	Series 2006-59, Class QO, PO, 01/25/33	5,962
229	Series 2025, Class PE, 6.30%, 01/15/13	232
100	Series 2033, Class SN, IF, IO, 13.07%, 03/15/24	38
135	Series 2038, Class PN, IO, 7.00%, 03/15/28	25
756	Series 2040, Class PE, 7.50%, 03/15/28	784
163	Series 2042, Class T, 7.00%, 03/15/28	169
964	Series 2055, Class OE, 6.50%, 05/15/13	982
511	Series 2060, Class Z, 6.50%, 05/15/28	526
1,426	Series 2061, Class DC, IO, 6.50%, 06/15/28	294
3,138	Series 2075, Class PH, 6.50%, 08/15/28	3,219
951	Series 2086, Class GB, 6.00%, 09/15/28	962
199	Series 2089, Class PJ, IO, 7.00%, 10/15/28	37
3,212	Series 2102, Class TC, 6.00%, 12/15/13 (m)	3,254
2,090	Series 2102, Class TU, 6.00%, 12/15/13 (m)	2,117
1,901	Series 2115, Class PE, 6.00%, 01/15/14	1,926
952	Series 2125, Class JZ, 6.00%, 02/15/29	964
105	Series 2132, Class PD, 6.00%, 11/15/27	106
338	Series 2132, Class SB, IF, 7.14%, 03/15/29	354
503	Series 2132, Class ZL, 6.50%, 03/15/29	518
53	Series 2135, Class UK, IO, 6.50%, 03/15/14	8
46	Series 2141, IO, 7.00%, 04/15/29	10
100	Series 2161, Class PG, 6.00%, 04/15/28	100
154	Series 2163, Class PC, IO, 7.50%, 06/15/29	35
351	Series 2178, Class PB, 7.00%, 08/15/29	362
262	Series 2189, Class SA, IF, 6.87%, 02/15/28	268
552	Series 2201, Class C, 8.00%, 11/15/29	576
1,579	Series 2209, Class TC, 8.00%, 01/15/30	1,671
646	Series 2210, Class Z, 8.00%, 01/15/30	673
304	Series 2224, Class CB, 8.00%, 03/15/30	313
207	Series 2247, Class Z, 7.50%, 08/15/30	208
369	Series 2254, Class Z, 9.00%, 09/15/30	385
894	Series 2256, Class MC, 7.25%, 09/15/30	905
1,518	Series 2259, Class ZM, 7.00%, 10/15/30	1,566
1,528	Series 2271, Class PC, 7.25%, 12/15/30	1,558
756	Series 2283, Class K, 6.50%, 12/15/23	786
554	Series 2296, Class PD, 7.00%, 03/15/31	574
32	Series 2299, Class G, 7.00%, 05/15/14 (m)	32
1,218	Series 2303, Class ZN, 8.50%, 04/15/29	1,452
223	Series 2306, Class K, PO, 05/15/24	184
558	Series 2306, Class SE, IF, IO, 5.53%, 05/15/24	89
2,622	Series 2323, Class VO, 6.00%, 10/15/22	2,636
3,448	Series 2344, Class QG, 6.00%, 08/15/16	3,492
4,167	Series 2344, Class ZD, 6.50%, 08/15/31	4,263
444	Series 2344, Class ZJ, 6.50%, 08/15/31	455
359	Series 2345, Class NE, 6.50%, 08/15/31	368
1,182	Series 2347, Class VP, 6.50%, 03/15/20	1,212
23	Series 2349, Class NW, 6.50%, 10/15/16	23
1,290	Series 2353, Class TD, 6.00%, 09/15/16	1,313
1,340	Series 2355, Class BP, 6.00%, 09/15/16	1,357
1,038	Series 2358, Class PD, 6.00%, 09/15/16	1,051
2,018	Series 2359, Class PM, 6.00%, 09/15/16	2,044
573	Series 2359, Class ZB, 8.50%, 06/15/31	657
2,394	Series 2360, Class PG, 6.00%, 09/15/16	2,424
933	Series 2362, Class PD, 6.50%, 06/15/20	939
104	Series 2362, Class PJ, 6.50%, 10/15/28	105
710	Series 2363, Class PF, 6.00%, 09/15/16	719
1,243	Series 2366, Class MD, 6.00%, 10/15/16	1,259
298	Series 2368, Class AS, IF, 7.07%, 10/15/31	306
934	Series 2368, Class TG, 6.00%, 10/15/16	946
335	Series 2372, Class F, FRN, 5.83%, 10/15/31	337
342	Series 2383, Class FD, FRN, 5.83%, 11/15/31	346
623	Series 2388, Class UZ, 8.50%, 06/15/31	676
575	Series 2389, Class VA, 6.00%, 02/15/11	580
112	Series 2391, Class QE, 5.50%, 05/15/15	112
6,118	Series 2391, Class QR, 5.50%, 12/15/16	6,129
1,891	Series 2392, Class PV, 6.00%, 12/15/20	1,904
565	Series 2394, Class MC, 6.00%, 12/15/16	573
1,513	Series 2399, Class TH, 6.50%, 01/15/32	1,557
742	Series 2410, Class HC, 5.50%, 02/15/09	738

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
970	Series 2410, Class OE, 6.38%, 02/15/32	989
1,347	Series 2410, Class QS, IF, 5.64%, 02/15/32	1,334
631	Series 2410, Class QX, IF, IO, 3.32%, 02/15/32	49
647	Series 2412, Class SE, IF, 4.99%, 02/15/09	645
973	Series 2423, Class MC, 7.00%, 03/15/32	1,009
1,102	Series 2423, Class MT, 7.00%, 03/15/32	1,142
1,455	Series 2425, Class OB, 6.00%, 03/15/17	1,475
1,484	Series 2434, Class TC, 7.00%, 04/15/32	1,541
2,684	Series 2436, Class MC, 7.00%, 04/15/32	2,786
799	Series 2444, Class ES, IF, IO, 2.62%, 03/15/32	54
763	Series 2450, Class GZ, 7.00%, 05/15/32	786
906	Series 2450, Class SW, IF, IO, 2.67%, 03/15/32	68
329	Series 2458, Class OD, 6.00%, 04/15/16	330
2,484	Series 2458, Class QE, 5.50%, 06/15/17	2,490
1,455	Series 2460, Class VZ, 6.00%, 11/15/29	1,470
269	Series 2461, Class VB, 6.50%, 04/15/18	268
1,258	Series 2462, Class NB, 6.50%, 06/15/22	1,315
269	Series 2470, Class SL, IF, 9.00%, 01/15/27	288
2,523	Series 2474, Class SJ, IF, IO, 2.32%, 07/15/17	142
928	Series 2480, Class PV, 6.00%, 07/15/11	941
2,375	Series 2498, Class UD, 5.50%, 06/15/16	2,373
1,169	Series 2500, Class GD, 5.50%, 12/15/15	1,167
1,870	Series 2500, Class TD, 5.50%, 02/15/16	1,867
2,013	Series 2513, Class YO, PO, 02/15/32	1,723
2,269	Series 2515, Class DE, 4.00%, 03/15/32	2,099
442	Series 2517, Class SE, IF, 2.92%, 10/15/09	415
532	Series 2519, Class BT, 8.50%, 09/15/31	570
1,635	Series 2527, Class VU, 5.50%, 10/15/13	1,638
1,513	Series 2533, Class HB, 5.50%, 12/15/17	1,513
1,210	Series 2535, Class BK, 5.50%, 12/15/22	1,210
756	Series 2541, Class GX, 5.50%, 02/15/17	756
3,416	Series 2553, Class GF, FRN, 5.73%, 02/15/17	3,431
2,122	Series 2557, Class WJ, 5.00%, 07/15/14	2,109
1,310	Series 2565, Class MB, 6.00%, 05/15/30	1,324
592	Series 2571, Class SK, IF, 11.51%, 09/15/23	694
1,958	Series 2586, Class WI, IO, 6.50%, 03/15/33	484
3,297	Series 2594, Class VA, 6.00%, 03/15/14	3,345
1,145	Series 2594, Class VP, 6.00%, 02/15/14	1,159
1,868	Series 2597, Class DS, IF, IO, 2.22%, 02/15/33	117
2,966	Series 2599, Class DS, IF, IO, 1.67%, 02/15/33	151
2,594	Series 2610, Class DS, IF, IO, 1.77%, 03/15/33	151
6,165	Series 2611, Class SH, IF, IO, 2.32%, 10/15/21	407
1,513	Series 2611, Class UH, 4.50%, 05/15/18	1,419
3,403	Series 2617, Class GR, 4.50%, 05/15/18	3,201
543	Series 2624, Class IU, IO, 5.00%, 06/15/33	134
11,713	Series 2626, Class NS, IF, IO, 1.22%, 06/15/23	581
3,768	Series 2630, Class KN, 2.50%, 04/15/13	3,659
3,025	Series 2631, Class LC, 4.50%, 06/15/18	2,849
611	Series 2633, Class EO, PO, 08/15/33	416
3,996	Series 2637, Class SA, IF, IO, 0.77%, 06/15/18	113
717	Series 2640, Class UG, IO, 5.00%, 01/15/32	223
1,432	Series 2640, Class UR, IO, 4.50%, 08/15/17	139
972	Series 2643, Class HI, IO, 4.50%, 12/15/16	93
539	Series 2643, Class KG, 4.00%, 05/15/18	537
4,699	Series 2650, PO, 12/15/32	3,759
7,922	Series 2650, Class SO, PO, 12/15/32	6,334
1,550	Series 2656, Class SH, IF, 5.61%, 02/15/25	1,514
4,424	Series 2668, Class SB, IF, 2.46%, 10/15/15	3,940
1,513	Series 2672, Class ME, 5.00%, 11/15/22	1,466
747	Series 2672, Class SJ, IF, 2.42%, 09/15/16	657
9,831	Series 2675, Class CK, 4.00%, 09/15/18 (m)	8,905
1,842	Series 2682, Class YS, IF, 0.90%, 10/15/33	1,189
88	Series 2683, Class SG, IF, 4.66%, 09/15/33	74
498	Series 2683, Class VA, 5.50%, 02/15/21	500
16,884	Series 2684, PO, 01/15/33	10,227
1,966	Series 2684, Class TO, PO, 10/15/33	1,137
6,126	Series 2686, Class GB, 5.00%, 05/15/20	6,056
3,727	Series 2686, Class NS, IF, IO, 2.27%, 10/15/21	233
1,405	Series 2691, Class WS, IF, 1.01%, 10/15/33	908
661	Series 2694, Class BA, 4.00%, 06/15/31	639
2,269	Series 2702, Class PC, 5.00%, 01/15/23	2,185
814	Series 2705, Class SC, IF, 1.01%, 11/15/33	551
1,927	Series 2705, Class SD, IF, 2.15%, 11/15/33	1,403
3,781	Series 2715, Class OG, 5.00%, 01/15/23	3,613
5,372	Series 2716, Class UN, 4.50%, 12/15/23	4,939
3,025	Series 2720, Class PC, 5.00%, 12/15/23	2,931
2,265	Series 2721, Class PI, IO, 5.00%, 05/15/16	128
152	Series 2727, PO, 01/15/34	86
4,538	Series 2727, Class BS, IF, 1.08%, 01/15/34	2,688
82	Series 2733, Class GF, FRN, 0.00%, 09/15/33	77
587	Series 2739, Class S, IF, 1.34%, 01/15/34	334
838	Series 2744, Class FE, FRN, 0.00%, 02/15/34	662
2,178	Series 2744, Class PC, 5.50%, 01/15/31	2,186
5,701	Series 2744, Class PD, 5.50%, 08/15/33	5,731
3,025	Series 2744, Class TU, 5.50%, 05/15/32	2,975
1,917	Series 2749, Class PK, IO, 5.00%, 09/15/22	87
642	Series 2753, Class S, IF, 1.34%, 02/15/34	372
11,639	Series 2755, Class PA, PO, 02/15/29	9,952
1,762	Series 2755, Class SA, IF, 3.54%, 05/15/30	1,618
1,049	Series 2756, Class NA, 5.00%, 02/15/24	1,020

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   81

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,000	Series 2764, Class OE, 4.50%, 03/15/19	939
452	Series 2769, PO, 03/15/34	267
668	Series 2774, Class QO, PO, 02/15/34	609
1,730	Series 2776, Class SK, IF, 1.08%, 04/15/34	1,179
509	Series 2777, Class DV, 6.50%, 11/15/17	522
385	Series 2778, Class BS, IF, 2.43%, 04/15/34	295
2,851	Series 2780, Class JG, 4.50%, 04/15/19	2,662
2,450	Series 2780, Class YC, 5.00%, 04/15/19	2,374
976	Series 2801, Class BS, IF, 3.44%, 05/15/34	849
791	Series 2827, Class NT, IF, 8.00%, 01/15/22	811
570	Series 2827, Class SQ, FRN, 7.50%, 01/15/19	574
982	Series 2846, PO, 08/15/34	817
2,000	Series 2864, Class GB, 4.00%, 09/15/19	1,809
1,505	Series 2971, Class GB, 5.00%, 11/15/16	1,494
1,000	Series 2971, Class GC, 5.00%, 07/15/18	983
396	Series 2975, Class KO, PO, 05/15/35	227
1,722	Series 2989, PO, 06/15/23	1,333
156	Series 3027, Class PZ, 4.50%, 09/15/25	155
4,000	Series 3047, Class OB, 5.50%, 12/15/33	4,006
8,314	Series 3068, Class QB, 4.50%, 06/15/20	7,909
3,134	Series 3101, Class EA, 6.00%, 06/15/20	3,122
3,358	Series 3117, Class OK, PO, 02/15/36	2,356
3,223	Series 3118, Class DM, 5.00%, 02/15/24	3,066
1,218	Series 3122, Class ZB, 6.00%, 03/15/36	1,217
2,316	Series 3134, PO, 03/15/36	1,803
2,633	Series 3138, PO, 04/15/36	1,933
3,474	Series 3150, PO, 05/15/36	2,584
2,085	Series 3158, Class LX, FRN, 0.64%, 05/15/36	1,770
909	Series 3164, Class CF, FRN, 0.50%, 04/15/33	817
3,022	Series 3189, Class SN, FRN, 0.75%, 11/15/35	2,887
	Federal Home Loan Mortgage Corp., Structured Pass-Through Securities,
1,351	Series T-41, Class 3A, 7.50%, 07/25/32 (m)	1,399
298	Series T-51, Class 1A, VAR, 6.50%, 09/25/43	302
362	Series T-51, Class 2A, VAR, 7.50%, 08/25/42	376
2,810	Series T-54, Class 2A, 6.50%, 02/25/43	2,831
812	Series T-54, Class 3A, 7.00%, 02/25/43	834
711	Series T-58, Class A, PO, 09/25/43	602
	Federal National Mortgage Association,
43	Series 23, Class 2, IO, 10.00%, 09/01/17	10
18	Series 59, Class 2, IO, 9.50%, 07/01/17	4
1,813	Series 213, Class 2, IO, 8.00%, 03/01/23	400
59	Series 265, Class 2, 9.00%, 03/01/24	64
119	Series 285, Class 1, PO, 02/01/27	96
258	Series 1988-7, Class Z, 9.25%, 04/25/18	273
10	Series 1988-11, Class D, PO, 05/25/18	9
11	Series 1988-29, Class B, 9.50%, 12/25/18	11
36	Series 1989-19, Class A, 10.30%, 04/25/19	37
25	Series 1989-21, Class G, 10.45%, 04/25/19	27
66	Series 1989-27, Class Y, 6.90%, 06/25/19	67
69	Series 1989-70, Class G, 8.00%, 10/25/19	73
31	Series 1989-78, Class H, 9.40%, 11/25/19	33
29	Series 1989-89, Class H, 9.00%, 11/25/19	31
26	Series 1990-60, Class K, 5.50%, 06/25/20	26
24	Series 1990-93, Class G, 5.50%, 08/25/20	24
—(h)	Series 1990-95, Class J, HB, 1,118.04%, 08/25/20	13
133	Series 1990-102, Class J, 6.50%, 08/25/20	135
13	Series 1990-134, Class SC, IF, 13.58%, 11/25/20	16
1	Series 1990-140, Class K, HB, 652.15%, 12/25/20	18
—(h)	Series 1991-7, Class K, HB, 908.50%, 02/25/21	3
—(h)	Series 1991-60, Class PM, HB, 1,009.00%, 06/25/21	7
1,436	Series 1992-7, Class Q, 8.00%, 01/25/18	1,461
100	Series 1992-33, Class F, FRN, 4.45%, 03/25/22	99
100	Series 1992-38, Class Z, 7.50%, 02/25/22	102
365	Series 1992-73, Class H, 7.50%, 05/25/22	374
66	Series 1992-101, Class J, 7.50%, 06/25/22	67
55	Series 1992-170, Class K, 7.00%, 09/25/07	55
1,102	Series 1992-188, Class PZ, 7.50%, 10/25/22	1,154
135	Series 1993-8, Class H, 7.00%, 01/25/08	136
1,100	Series 1993-25, Class J, 7.50%, 03/25/23	1,156
506	Series 1993-27, Class S, IF, 1.74%, 02/25/23	455
216	Series 1993-31, Class K, 7.50%, 03/25/23	226
222	Series 1993-51, Class B, PO, 02/25/23	215
2,213	Series 1993-54, Class Z, 7.00%, 04/25/23	2,295
118	Series 1993-62, Class SA, IF, 10.99%, 04/25/23	133
15	Series 1993-72, Class F, FRN 4.99%, 05/25/08	15
106	Series 1993-97, Class FA, FRN, 6.59%, 05/25/23	109
80	Series 1993-108, Class D, PO, 02/25/23	69
81	Series 1993-131, Class Z, 7.00%, 07/25/08	82
240	Series 1993-162, Class F, FRN, 6.29%, 08/25/23	246
59	Series 1993-164, Class SA, IF, 9.66%, 09/25/08	61
41	Series 1993-165, Class SD, IF 6.18%, 09/25/23	41
760	Series 1993-167, Class GA, 7.00%, 09/25/23	777
35	Series 1993-175, Class SA, IF, 11.12%, 09/25/08	37

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
410	Series 1993-179, Class SB, IF, 11.86%, 10/25/23	471
268	Series 1993-190, Class S, IF, 7.38%, 10/25/08	271
67	Series 1993-192, Class SC, IF, 7.02%, 10/25/08	68
17	Series 1993-196, Class FA, FRN, 4.99%, 10/25/08	17
38	Series 1993-196, Class SA, IF, 10.89%, 10/25/08	40
17	Series 1993-196, Class SB, IF, 9.25%, 10/25/08	18
39	Series 1993-204, Class PE, IO, 6.50%, 05/25/23	3
808	Series 1993-220, Class SG, IF, 5.31%, 11/25/13	814
195	Series 1993-225, Class SG, IF, 4.90%, 12/25/13	200
72	Series 1993-228, Class G, PO, 09/25/23	57
44	Series 1993-230, Class FA, FRN, 5.94%, 12/25/23	45
19	Series 1993-233, Class SC, IF, 5.71%, 12/25/08	19
390	Series 1993-234, Class SC, IF, 7.79%, 12/25/08	396
1,658	Series 1993-250, Class Z, 7.00%, 12/25/23	1,708
788	Series 1993-257, Class C, PO, 06/25/23	683
143	Series 1994-13, Class SK, IF, 9.84%, 02/25/09	148
993	Series 1994-34, Class DZ, 6.00%, 03/25/09	995
630	Series 1994-37, Class L, 6.50%, 03/25/24	642
136	Series 1995-2, Class Z, 8.50%, 03/25/25	143
1,397	Series 1996-14, Class SE, IF, IO, 5.68%, 08/25/23	210
134	Series 1996-20, Class L, PO, 09/25/08	127
110	Series 1996-24, Class B, PO, 10/25/08	107
58	Series 1996-59, Class J, 6.50%, 08/25/22	60
553	Series 1997-20, IF, IO, 1.84%, 03/25/27	30
105	Series 1997-24, Class Z, 8.00%, 04/18/27	112
109	Series 1997-27, Class J, 7.50%, 04/18/27	115
101	Series 1997-81, Class PI, IO, 7.00%, 12/18/27	23
359	Series 1998-36, Class J, 6.00%, 07/18/28	359
2,125	Series 1998-36, Class ZB, 6.00%, 07/18/28	2,137
908	Series 1998-43, Class SA, IF, IO, 10.56%, 04/25/23	272
654	Series 1999-57, Class Z, 7.50%, 12/25/19	686
641	Series 1999-62, Class PB, 7.50%, 12/18/29	672
105	Series 2000-52, IO, 8.50%, 01/25/31	24
2,857	Series 2001-4, Class ZA, 6.50%, 03/25/31	2,946
1,037	Series 2001-5, Class OW, 6.00%, 03/25/16	1,049
803	Series 2001-7, Class PF, 7.00%, 03/25/31	835
1,022	Series 2001-28, Class VB, 6.00%, 02/25/20	1,021
1,827	Series 2001-31, Class VD, 6.00%, 05/25/31	1,852
1,303	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	292
1,271	Series 2001-36, Class DE, 7.00%, 08/25/31	1,307
667	Series 2001-44, Class PD, 7.00%, 09/25/31	693
1,276	Series 2001-44, Class PU, 7.00%, 09/25/31	1,324
831	Series 2001-49, Class DQ, 6.00%, 11/25/15	834
1,265	Series 2001-49, Class LZ, 8.50%, 07/25/31	1,446
1,019	Series 2001-52, Class XN, 6.50%, 11/25/15	1,047
564	Series 2001-59, Class VB, 6.00%, 11/25/15	562
1,513	Series 2001-61, Class VB, 7.00%, 12/25/16	1,543
1,695	Series 2001-61, Class Z, 7.00%, 11/25/31	1,770
2,017	Series 2001-71, Class QE, 6.00%, 12/25/16	2,042
997	Series 2001-72, Class SX, IF, 5.07%, 12/25/31	949
756	Series 2001-74, Class MB, 6.00%, 12/25/16	775
263	Series 2001-78, Class VB, 6.00%, 12/25/15	262
898	Series 2002-1, Class HC, 6.50%, 02/25/22	920
429	Series 2002-1, Class SA, IF, 7.88%, 02/25/32	457
663	Series 2002-1, Class UD, IF, 5.80%, 12/25/23	667
1,513	Series 2002-3, Class PG, 5.50%, 02/25/17	1,517
295	Series 2002-7, Class QM, 6.00%, 02/25/20	294
617	Series 2002-8, Class SR, IF, 5.01%, 03/25/09	612
820	Series 2002-9, Class ST, IF, 6.54%, 03/25/17	845
501	Series 2002-9, Class VE, 6.50%, 12/25/12	504
3,025	Series 2002-11, Class QG, 5.50%, 03/25/17	3,027
3,696	Series 2002-13, Class SJ, IF, IO, 1.60%, 03/25/32	188
251	Series 2002-13, Class ST, IF, 10.00%, 03/25/32	285
6,806	Series 2002-18, Class PC, 5.50%, 04/25/17	6,843
2,037	Series 2002-19, Class PE, 6.00%, 04/25/17	2,062
244	Series 2002-36, Class HZ, 7.00%, 12/25/29	245
521	Series 2002-37, Class Z, 6.50%, 06/25/32	532
2,269	Series 2002-55, Class QE, 5.50%, 09/25/17	2,258
9,744	Series 2002-56, Class UC, 5.50%, 09/25/17 (m)	9,758
1,134	Series 2002-59, Class AC, 6.00%, 03/25/28	1,139
784	Series 2002-59, Class VB, 6.50%, 04/25/32	786
1,234	Series 2002-62, Class ZE, 5.50%, 11/25/17	1,231
1,361	Series 2002-63, Class LB, 5.50%, 10/25/17	1,363
666	Series 2002-73, Class S, IF, 2.94%, 11/25/09	639
3,025	Series 2002-74, Class LD, 5.00%, 01/25/16	2,985
2,269	Series 2002-74, Class PD, 5.00%, 11/25/15	2,242
1,112	Series 2002-74, Class VA, 6.00%, 11/25/31	1,111
2,269	Series 2002-74, Class VB, 6.00%, 11/25/31	2,290
1,881	Series 2002-77, Class S, IF, 4.71%, 12/25/32	1,775
176	Series 2002-91, Class UH, IO, 5.50%, 06/25/22	30
2,265	Series 2003-8, Class SB, IF, IO, 2.33%, 03/25/16	88
881	Series 2003-16, Class PI, IO, 5.00%, 11/25/12	20
1,513	Series 2003-22, Class UD, 4.00%, 04/25/33	1,210

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   83

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,513	Series 2003-27, Class DW, 4.50%, 04/25/17	1,446
780	Series 2003-39, IO, VAR, 6.00%, 05/25/33	189
3,517	Series 2003-41, Class PE, 5.50%, 05/25/23	3,525
3,300	Series 2003-52, Class PA, 6.50%, 06/25/35	3,408
427	Series 2003-52, Class SX, IF, 6.98%, 10/25/31	437
1,134	Series 2003-65, Class CI, IO, 4.50%, 03/25/15	136
503	Series 2003-67, Class VQ, 7.00%, 01/25/19	524
2,926	Series 2003-68, Class QP, 3.00%, 07/25/22	2,690
913	Series 2003-73, Class GA, 3.50%, 05/25/31	850
1,160	Series 2003-73, Class PB, 4.50%, 08/25/18	1,090
328	Series 2003-74, Class SH, IF, 0.59%, 08/25/33	210
421	Series 2003-79, Class NM, 4.00%, 05/25/22	401
12,671	Series 2003-80, Class SY, IF, IO, 2.33%, 06/25/23	1,052
1,513	Series 2003-81, Class LC, 4.50%, 09/25/18	1,427
4,383	Series 2003-83, Class PG, 5.00%, 06/25/23	4,242
756	Series 2003-86, Class PX, 4.50%, 02/25/17	732
985	Series 2003-91, Class SD, IF, 3.63%, 09/25/33	882
729	Series 2003-92, Class SH, IF, 2.67%, 09/25/18	605
917	Series 2003-106, PO, 08/25/17	766
1,891	Series 2003-106, Class US, IF, 1.09%, 11/25/23	1,292
1,000	Series 2003-106, Class WE, 4.50%, 11/25/22	934
1,500	Series 2003-113, Class PC, 4.00%, 03/25/15	1,451
6,558	Series 2003-116, Class SB, IF, IO, 2.28%, 11/25/33	400
4,000	Series 2003-117, Class JB, 3.50%, 06/25/33	3,522
1,134	Series 2003-122, Class TE, 5.00%, 12/25/22	1,089
1,513	Series 2003-128, Class KE, 4.50%, 01/25/14	1,474
2,387	Series 2003-130, Class SX, IF, 3.53%, 01/25/34	2,248
1,496	Series 2003-132, Class OA, PO, 08/25/33	1,155
4,486	Series 2004-4, Class QI, IF, IO, 1.78%, 06/25/33	282
1,122	Series 2004-4, Class QM, IF, 3.55%, 06/25/33	1,018
2,900	Series 2004-10, Class SC, IF, 7.30%, 02/25/34	3,036
1,696	Series 2004-14, Class SD, IF, 1.09%, 03/25/34	1,115
2,100	Series 2004-21, Class CO, PO, 04/25/34	1,199
1,356	Series 2004-22, Class A, 4.00%, 04/25/19	1,252
1,513	Series 2004-25, Class PB, 5.50%, 05/25/32	1,510
1,134	Series 2004-25, Class PC, 5.50%, 01/25/34	1,115
4,080	Series 2004-25, Class SA, IF, 4.88%, 04/25/34	3,997
2,000	Series 2004-27, Class HB, 4.00%, 05/25/19	1,775
1,134	Series 2004-36, Class PB, 5.50%, 05/25/32	1,150
2,455	Series 2004-36, Class SA, IF, 4.88%, 05/25/34	2,379
805	Series 2004-36, Class SN, IF, 3.55%, 07/25/33	734
1,652	Series 2004-46, Class QB, IF, 2.70%, 05/25/34	1,493
806	Series 2004-51, Class SY, IF, 3.59%, 07/25/34	728
2,269	Series 2004-53, Class NC, 5.50%, 07/25/24	2,258
420	Series 2004-61, Class SK, IF, 8.50%, 11/25/32	427
1,891	Series 2004-92, Class JO, PO, 12/25/34	1,556
882	Series 2005-15, Class MO, PO, 03/25/35	527
1,343	Series 2005-47, Class AN, 5.00%, 12/25/16	1,330
1,831	Series 2005-58, PO, 07/25/35	1,283
1,500	Series 2005-68, Class BC, 5.25%, 06/25/35	1,433
5,000	Series 2005-68, Class PG, 5.50%, 08/25/35	4,968
1,946	Series 2005-70, Class KI, IO, 5.50%, 08/25/35	382
5,000	Series 2005-84, Class XM, 5.75%, 10/25/35	5,035
7,000	Series 2005-110, Class GJ, 5.50%, 11/25/30	6,980
4,000	Series 2005-110, Class GK, 5.50%, 08/25/34	3,902
3,500	Series 2005-110, Class MN, 5.50%, 06/25/35	3,459
3,000	Series 2005-116, Class PB, 6.00%, 04/25/34	3,050
3,000	Series 2006-39, Class WC, 5.50%, 01/25/36	2,932
4,856	Series 2006-44, Class GO, PO, 06/25/36	3,733
13,628	Series 2006-44, Class P, PO, 12/25/33	9,922
2,500	Series 2006-46, Class UC, 5.50%, 12/25/35	2,440
1,995	Series 2006-58, Class AP, PO, 07/25/36	1,498
10,000	Series 2006-77, PC, 6.50%, 08/25/36	10,439
579	Series G92-4, Class F, FRN, 4.85%, 12/25/21	568
375	Series G92-7, Class JQ, 8.50%, 01/25/22	401
81	Series G92-12, Class B, 7.70%, 02/25/22	85
119	Series G92-14, Class Z, 7.00%, 02/25/22	124
285	Series G92-15, Class Z, 7.00%, 01/25/22	290
—(h)	Series G92-27, Class SQ, IF, HB, 5,278.68%, 05/25/22	44
75	Series G92-42, Class Z, 7.00%, 07/25/22	78
2,806	Series G92-44, Class ZQ, 8.00%, 07/25/22	2,966
419	Series G92-54, Class ZQ, 7.50%, 09/25/22	439
729	Series G92-61, Class Z, 7.00%, 10/25/22	754
82	Series G92-62, Class B, PO, 10/25/22	68
491	Series G93-1, Class KA, 7.90%, 01/25/23	520
320	Series G93-17, Class SI, IF, 6.00%, 04/25/23	327
32	Series G94-13, Class J, 7.00%, 06/17/22	32
407	Series G97-2, Class ZA, 8.50%, 02/17/27	435
158	Federal National Mortgage Association Grantor Trust, Series 2001-T10, PO, 12/25/41	125
	Federal National Mortgage Association Whole Loan,
439	Series 2002-W5, Class A10, IF, IO, 2.78%, 11/25/30	23
1,772	Series 2003-W1, Class 1A1, 6.50%, 12/25/42	1,802
975	Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,011

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
357	Series 2003-W4, Class 2A, 6.50%, 10/25/42	364
962	Series 2003-W8, Class 1A3, 4.75%, 12/25/42	955
3,204	Series 2004-W2, Class 2A2, 7.00%, 02/25/44	3,297
	Government National Mortgage Association,
339	Series 1994-4, Class KQ, 7.99%, 07/16/24	354
3,592	Series 1994-7, Class PQ, 6.50%, 10/16/24	3,726
677	Series 1996-16, Class E, 7.50%, 08/16/26 (m)	701
135	Series 1997-2, Class E, 7.50%, 02/20/27	141
182	Series 1997-11, Class D, 7.50%, 07/20/27	187
285	Series 1998-26, Class K, 7.50%, 09/17/25	298
1,685	Series 1999-4, Class ZB, 6.00%, 02/20/29	1,701
546	Series 1999-41, Class Z, 8.00%, 11/16/29	572
74	Series 1999-43, Class TA, IF, 9.35%, 11/16/29	82
301	Series 1999-44, Class PC, 7.50%, 12/20/29	316
1,464	Series 1999-44, Class ZG, 8.00%, 12/20/29	1,525
873	Series 2000-6, Class Z, 7.50%, 02/20/30	911
1,268	Series 2000-7, Class ST, IF, 12.49%, 01/16/30	1,471
837	Series 2000-9, Class PB, 7.50%, 06/16/26	839
602	Series 2000-9, Class Z, 8.00%, 06/20/30	637
2,624	Series 2000-9, Class ZJ, 8.50%, 02/16/30	2,834
2,416	Series 2000-10, Class ZP, 7.50%, 02/16/30	2,537
1,260	Series 2000-12, Class ST, IF, 12.49%, 02/16/30	1,487
348	Series 2000-16, Class ZN, 7.50%, 02/16/30	365
2,375	Series 2000-21, Class S, IF, IO, 2.97%, 09/16/25	30
2,352	Series 2000-21, Class Z, 9.00%, 03/16/30	2,578
516	Series 2000-26, Class Z, 7.75%, 09/20/30	523
187	Series 2000-36, Class HC, 7.33%, 11/20/30	193
74	Series 2000-36, Class IK, IO, 9.00%, 11/16/30	16
550	Series 2000-38, Class AH, 7.15%, 12/20/30	559
80	Series 2001-32, Class WA, IF, 6.81%, 07/20/31	81
683	Series 2001-35, Class SA, IF, IO, 2.92%, 08/16/31	44
628	Series 2001-36, Class S, IF, IO, 2.72%, 08/16/31	47
251	Series 2001-55, Class SF, IF, 8.92%, 11/20/31	273
1,281	Series 2001-60, Class VP, 6.50%, 07/20/17	1,289
1,134	Series 2002-4, Class TD, 7.00%, 01/20/32	1,197
778	Series 2002-7, Class PG, 6.50%, 01/20/32	797
2,579	Series 2002-24, Class AG, IF, IO, 2.62%, 04/16/32	178
695	Series 2002-24, Class SB, IF, 3.93%, 04/16/32	653
1,091	Series 2002-24, Class Z, 8.50%, 04/16/32	1,215
5,177	Series 2002-31, Class SE, IF, IO, 2.17%, 04/16/30	298
212	Series 2002-33, Class SY, IF, 9.00%, 02/26/23	226
420	Series 2002-36, Class VB, 6.50%, 07/20/19	420
1,513	Series 2002-40, Class UK, 6.50%, 06/20/32	1,572
449	Series 2002-41, Class LS, IF, 9.00%, 06/16/32	468
1,134	Series 2002-45, Class QE, 6.50%, 06/20/32	1,176
1,134	Series 2002-47, Class PG, 6.50%, 07/16/32	1,174
195	Series 2002-51, Class SG, IF, 9.42%, 04/20/31	215
785	Series 2002-54, Class GB, 6.50%, 08/20/32	809
2,682	Series 2002-67, Class VA, 6.00%, 03/20/13	2,681
1,475	Series 2002-70, Class AV, 6.00%, 03/20/12	1,497
2,133	Series 2002-70, Class PS, IF, IO, 2.38%, 08/20/32	158
953	Series 2002-71, Class VJ, 6.00%, 12/20/14	952
2,750	Series 2002-79, Class KV, 6.00%, 11/20/13	2,790
2,251	Series 2002-80, Class EB, 7.00%, 01/20/32	2,314
308	Series 2002-88, Class LI, IO, 5.50%, 11/20/28	7
1,256	Series 2002-88, Class VA, 6.00%, 12/20/17	1,275
1,998	Series 2003-4, Class NI, IO, 5.50%, 01/20/32	339
1,110	Series 2003-4, Class NY, 5.50%, 12/20/13	1,112
5,983	Series 2003-11, Class SK, IF, IO, 2.37%, 02/16/33	414
171	Series 2003-24, PO, 03/16/33	135
3,058	Series 2003-76, Class LS, IF, IO, 1.87%, 09/20/31	167
409	Series 2003-90, PO, 10/20/33	327
1,163	Series 2003-95, Class SC, IF, IO, 1.67%, 09/17/31	27
1,702	Series 2003-98, Class PC, 5.00%, 02/20/29	1,677
5,654	Series 2003-112, Class SA, IF, IO, 1.22%, 12/16/33	222
8,932	Series 2004-11, Class SW, IF, IO, 0.18%, 02/20/34	128
808	Series 2004-28, Class S, IF, 5.01%, 04/16/34	773
902	Series 2004-73, Class AE, IF, 3.86%, 08/17/34	844
	Vendee Mortgage Trust,
2,156	Series 1996-1, Class 1Z, 6.75%, 02/15/26	2,198
1,221	Series 1996-2, Class 1Z, 6.75%, 06/15/26	1,261
2,533	Series 1997-1, Class 2Z, 7.50%, 02/15/27	2,662
1,844	Series 1998-1, Class 2E, 7.00%, 09/15/27	1,897
1,348	Series 2001-1, Class 2J, 7.00%, 05/15/10	1,365
310	Series 2002-2, Class J, 6.00%, 01/15/09	310
		619,170

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   85

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — 26.2%
472	ABN AMRO Mortgage Corp., Series 2003-7, Class A3, 4.50%, 07/25/18	450
2,500	American Home Mortgage Investment Corp., Series 2005-3, Class 2A4, FRN, 4.85%, 09/25/35	2,405
	Bank of America Alternative Loan Trust,
735	Series 2003-3, Class A, PO, 05/25/33	579
1,015	Series 2003-11, PO, 01/25/34	719
	Banc of America Funding Corp.,
3,781	Series 2003-3, Class 1A33, 5.50%, 10/25/33	3,668
998	Series 2004-1, PO, 03/25/34	719
1,141	Series 2005-4, Class 30, PO, 08/25/35	719
2,541	Series 2005-6, Class 2A7, 5.50%, 10/25/35	2,505
483	Series 2005-7, Class 30, PO, 11/25/35	323
2,227	Series 2005-8, Class 30, PO, 01/25/36	1,324
4,753	Series 2005-E, Class 4A1, FRN, 4.11%, 03/20/35	4,660
	Banc of America Mortgage Securities,
569	Series 2003-8, Class A, PO, 11/25/33	419
275	Series 2003-9, Class 1A2, PO, 12/25/33	159
19,283	Series 2004-3, Class 15, IO, VAR, 0.21%, 04/25/19	147
861	Series 2004-4, Class A, PO, 05/25/34	617
1,080	Series 2004-6, Class A, PO, 07/25/34	734
8,781	Series 2004-E, Class 2A5, FRN, 4.11%, 06/25/34	8,511
5,436	Series 2004-J, Class 3A1, FRN, 5.06%, 11/25/34	5,354
	Bear Stearns Adjustable Rate Mortgage Trust,
2,404	Series 2003-7, Class 3A, VAR, 4.94%, 10/25/33	2,346
9,526	Series 2006-1, Class 1A1, FRN, 4.63%, 02/25/36	9,318
3,025	Series 2004-4, Class A4, VAR, 3.51%, 06/25/34	2,944
1,559	Cendant Mortgage Corp., Series 2003-9, Class 1P, PO, 11/25/33	990
	Citicorp Mortgage Securities, Inc.,
692	Series 2002-11, Class 1A14, 6.00%, 11/25/32	687
1,178	Series 2003-8, Class A, PO, 08/25/33	779
6,897	Series 2004-1, Class 3A1, 4.75%, 01/25/34	6,719
8,433	Series 2004-5, Class A5, 4.50%, 08/25/34	8,179
	Citigroup Mortgage Loan Trust, Inc.,
663	Series 2003-1, Class WPO2, PO, 10/25/33	512
309	Series 2003-1, Class WA2, 6.50%, 10/25/33	311
973	Series 2003-UP3, Class A3, 7.00%, 09/25/33	983
607	Series 2003-UST1, Class 1, PO, 12/25/18	463
475	Series 2003-UST1, Class 2, PO, 12/25/18	403
261	Series 2003-UST1, Class 3, PO, 12/25/18	206
2,771	Series 2003-UST1, Class A1, 5.50%, 12/25/18	2,739
1,259	Series 2005-1, Class 2A1A, PO, 10/25/33	834
2,285	Series 2005-1, Class 2A1A, VAR, 4.73%, 04/25/35	2,266
	Countrywide Alternative Loan Trust,
1,513	Series 2002-8, Class A4, 6.50%, 07/25/32	1,503
1,277	Series 2003-J1, PO, 10/25/33	996
1,740	Series 2004-2CB, Class 1A9, 5.75%, 03/25/34	1,677
673	Series 2004-J3, Class 4A1, 4.75%, 04/25/19	649
23,839	Series 2005-22T1, Class A2, IF, IO, 0.01%, 06/25/35	129
4,175	Series 2005-26CB, Class A10, IF, 3.40%, 07/25/35	3,977
3,000	Series 2005-54CB, Class 1A11, 5.50%, 11/25/35	2,929
2,382	Series 2005-5R, Class A1, 5.25%, 12/25/18	2,362
1,047	Series 2005-64CB, Class 1A9, 5.50%, 12/25/35	950
1,820	Series 2005-86CB, Class A11, 5.50%, 02/25/36	1,741
17,328	Series 2005-J1, Class 1A4, IF, IO, 0.02%, 02/25/35	90
91,927	Series 2006-7CB, Class 1A2, IF, IO, 0.22%, 05/25/36	159
	Countrywide Home Loan Mortgage Pass-Through Trust,
419	Series 2003-18, Class A12, 5.50%, 07/25/33	400
3,381	Series 2003-26, Class 1A6, 3.50%, 08/25/33	3,039
169	Series 2003-34, Class A11, 5.25%, 09/25/33	168
310	Series 2003-44, Class A9, PO, 10/25/33	185
1,415	Series 2003-J2, Class A17, IF, IO, 2.08%, 04/25/33	61
3,037	Series 2003-J7, Class 4A3, IF, 2.93%, 08/25/18	2,735
1,170	Series 2003-J10, Class 2A1, 5.00%, 11/25/18	1,152
968	Series 2004-3, PO, 04/25/34	756
994	Series 2004-7, Class 2A1, FRN, 4.07%, 06/25/34	969
1,607	Series 2004-HYB1, Class 2A, VAR, 4.25%, 05/20/34	1,584
1,832	Series 2004-HYB3, Class 2A, VAR, 4.08%, 06/20/34	1,790
3,029	Series 2004-J8, Class 1A2, 4.75%, 11/25/19	2,968
1,703	Series 2005-16, Class A23, 5.50%, 09/25/35	1,671
6,804	Series 2005-22, Class 2A1, FRN, 5.30%, 11/25/35	6,754
	First Horizon Alternative Mortgage Securities,
4,786	Series 2004-AA4, Class A1, FRN, 5.39%, 10/25/34	4,767

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
1,836	Series 2005-AA5, Class 1A2, FRN, 5.33%, 07/25/35	1,825
1,052	Series 2005-FA8, Class 1A19, 5.50%, 11/25/35	985
	First Horizon Asset Securities, Inc.,
877	Series 2003-7, Class 2A1, 4.50%, 09/25/18	846
2,347	Series 2003-9, Class 1A6, 5.50%, 11/25/33	2,124
1,513	Series 2004-4, Class 2A2, 4.50%, 07/25/19	1,467
5,141	Series 2004-AR1, Class 2A2, FRN, 5.02%, 04/25/35	5,064
6,497	Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35 (m)	6,430
1,000	Series 2004-AR7, Class 2A2, FRN, 4.92%, 02/25/35	987
	GMAC Mortgage Corp. Loan Trust,
2,644	Series 2004-J2, Class A2, FRN, 5.82%, 06/25/34	2,653
5,000	Series 2005-1, Class 2A1A, VAR, 4.86%, 06/19/35	5,019
4,265	Series 2005-AR3, Class 3A3, VAR, 4.86%, 06/19/35	4,218
	GSR Mortgage Loan Trust,
333	Series 2004-3F, Class 3A8, 13.50%, 02/25/34	440
3,608	Series 2004-10F, Class 1A1, 4.50%, 08/25/19	3,542
1,364	Series 2004-10F, Class 2A1, 5.00%, 08/25/19	1,345
341	Series 2005-1, Class 2A1A, 6.00%, 11/25/34	327
2,063	Series 2006-1F, Class 1AP, PO, 02/25/36	1,354
1,133	Indymac Index Mortgage Loan Trust, Series 2006-AR3, Class 2A1A, VAR, 6.42%, 03/25/36	1,154
273	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	230
	MASTR Adjustable Rate Mortgages Trust,
3,596	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	3,498
9,500	Series 2004-13, Class 3A6, FRN, 3.79%, 11/21/34	9,137
	MASTR Alternative Loans Trust,
1,321	Series 2003-8, Class 3A1, 5.50%, 12/25/33	1,305
964	Series 2003-9, Class 8A1, 6.00%, 01/25/34	964
451	Series 2004-1, Class 30, PO, 02/25/34	355
1,081	Series 2004-3, Class 30, PO, 04/25/34	870
1,195	Series 2004-3, Class 30X1, IO, 6.00%, 04/25/34	285
1,236	Series 2004-5, Class 30, PO, 06/25/34	984
665	Series 2004-5, Class 30X1, IO, 6.00%, 06/25/34	142
5,820	Series 2004-6, Class 7A1, 6.00%, 07/25/34	5,784
716	Series 2004-6, Class 30X1, IO, 5.50%, 07/25/34	168
543	Series 2004-7, Class 30, PO, 08/25/34	382
1,977	Series 2004-7, Class AX1, IO, 5.50%, 08/25/34	472
3,032	Series 2004-10, Class 1A1, 4.50%, 09/25/19	2,893
	MASTR Asset Securitization Trust,
786	Series 2003-4, Class 5A1, 5.50%, 05/25/33	770
866	Series 2003-10, Class 15, PO, 11/25/18	626
489	Series 2003-11, Class 15, PO, 12/25/18	384
592	Series 2004-1, Class 30, PO, 02/25/34	431
898	Series 2004-3, PO, 03/25/34	629
2,428	Series 2004-6, Class 2A9, 5.25%, 11/25/16	2,395
1,801	Series 2004-8, PO, 08/25/19	1,351
1,499	Series 2005-1, Class 2A1A, 5.00%, 05/25/18	1,484
7,914	MASTR Resecuritization Trust, Series 2005, Class 3, PO, 05/28/35 (e)	5,435
83	Merrill Lynch Mortgage Trust, Series 2005-MCP1, Class ASB, 7.43%, 08/01/24	83
	Merrill Lynch Trust,
6	Series 7, Class B, PO, 04/20/18	5
243	Series 47, Class Z, 8.99%, 10/20/20	258
—(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, IF, HB, 7,585.20%, 04/20/21	2
3,035	MortgageIT Trust, Series 2005-1, Class 1A1, FRN, 5.64%, 02/25/35	3,043
	Nomura Asset Acceptance Corp.,
1,243	Series 2003-A1, Class A1, 5.50%, 05/25/33	1,231
662	Series 2003-A1, Class A2, 6.00%, 05/25/33	660
215	Series 2003-A1, Class A5, 7.00%, 04/25/33	214
692	Series 2003-A1, Class A7, 5.00%, 04/25/18	686
2,510	Series 2004-R2, Class A1, VAR, 6.50%, 10/25/34 (e)	2,552
	Prime Mortgage Trust,
1,110	Series 2004-1, Class 2A3, 5.25%, 08/25/34	1,088
2,457	Series 2005-4, Class 2, PO, 10/25/35	1,498
	Residential Accredit Loans, Inc.,
487	Series 2002-QS16, Class A3, IF, 5.49%, 10/25/17	485
1,171	Series 2003-QR19, Class CB4, 5.75%, 10/25/33	1,134
1,317	Series 2003-QS3, Class A2, IF, 4.79%, 02/25/18	1,277
3,024	Series 2003-QS3, Class A8, IF, IO, 2.28%, 02/25/18	212
3,935	Series 2003-QS12, Class A2A, IF, IO, 2.28%, 06/25/18	286
1,181	Series 2003-QS12, Class A5, IO, 5.00%, 06/25/18	208
23,160	Series 2003-QS13, Class A6, IF, IO, 0.60%, 07/25/33	574
4,396	Series 2003-QS14, Class A1, 5.00%, 07/25/18	4,280

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   87

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
4,244	Series 2003-QS18, Class A1, 5.00%, 09/25/18	4,134
1,241	Series 2004-QA6, Class NB2, VAR, 5.31%, 12/25/34	1,238
2,466	Series 2004-QS8, Class A2, 5.00%, 06/25/34	2,420
2,826	Series 2004-QS10, Class A6, 6.00%, 07/25/34	2,853
3,461	Series 2005-1, Class 2A1A, IF, IO 2.23%, 05/25/18	277
744	Series 2005-QA7, Class A21, VAR, 4.84%, 07/25/35	732
866	Series 2005-QA10, Class A31, VAR, 5.63%, 09/25/35	867
1,104	Series 2006-QA1, Class A21, VAR, 6.00%, 01/25/36	1,114
2,236	Series 2006-QS4, Class A7, IF, 5.61%, 04/25/36	2,205
	Residential Asset Securitization Trust,
879	Series 2003-A13, Class A3, 5.50%, 01/25/34	863
887	Series 2003-A14, Class A1, 4.75%, 02/25/19	853
769	Series 2005-A11, Class PO, 10/25/35	505
	Residential Funding Mortgage Securities I,
2,532	Series 2003-S7, Class A17, 4.00%, 05/25/33	2,430
739	Series 2003-S11, Class A1, 2.50%, 06/25/18	706
1,891	Series 2003-S12, Class 4A5, 4.50%, 12/25/32	1,781
2,269	Series 2003-S13, Class A3, 5.50%, 06/25/33	2,105
1,690	Series 2003-S14, Class A4, PO, 07/25/18	1,352
2,000	Series 2004-S6, Class 2A6, PO, 06/25/34	1,382
2,000	Series 2004-S6, Class 3A5, 4.50%, 06/25/19	1,903
3,851	Series 2005-SA4, Class 1A1, VAR, 4.98%, 09/25/35	3,833
	Residential Funding Securities Corp.,
230	Series 2002-RM1, Class AP1, PO, 12/25/17	199
463	Series 2003-RM2, Class AP3, PO, 05/25/33	363
	Salomon Brothers Mortgage Securities VII,
28	Series 2000-UP1, Class A2, 8.00%, 08/25/27	29
637	Series 2003-UP2, Class 1, PO, 12/25/18	497
4,285	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.98%, 06/25/34	4,094
	Structured Asset Securities Corp.,
224	Series 2002-10H, Class 1AP, PO, 05/25/32	183
1,513	Series 2003-8, Class 1A2, 5.00%, 04/25/18	1,480
11,038	Series 2004-20, Class 1A3, 5.25%, 11/25/34 (m)	10,827
	Washington Mutual Alternative Mortgage Pass-Through Certificates,
36,178	Series 2005-2, Class 1A4, IF, IO, 0.03%, 04/25/35	141
2,174	Series 2005-4, Class CB7, 5.50%, 06/25/35	2,131
1,469	Series 2005-4, Class DP, PO, 06/25/20	1,141
4,991	Series 2005-6, Class 2A4, 5.50%, 08/25/35	4,953
	Washington Mutual MSC Mortgage Pass-Through Certificates,
3,520	Series 2002-MS12, Class A, 6.50%, 05/25/32	3,525
817	Series 2004-RA4, Class 1P, PO, 04/25/19	679
	Washington Mutual, Inc.,
2,977	Series 2003-AR4, Class A6, VAR, 3.42%, 05/25/33	2,905
576	Series 2003-AR5, Class A5, VAR, 3.84%, 06/25/33	570
1,134	Series 2003-AR7, Class A6, VAR, 3.03%, 08/25/33	1,091
348	Series 2003-AR8, Class A, FRN, 4.03%, 08/25/33	341
2,262	Series 2003-S8, Class A4, 4.50%, 09/25/18	2,162
2,269	Series 2003-S8, Class A6, 4.50%, 09/25/18	2,164
592	Series 2003-S9, Class P, PO, 10/25/33	395
3,501	Series 2003-S10, Class A5, 5.00%, 10/25/18	3,448
529	Series 2003-S10, Class A6, PO, 10/25/18	352
973	Series 2004-AR3, Class A2, VAR, 4.24%, 06/25/34	953
	Wells Fargo Mortgage-Backed Securities Trust,
1,739	Series 2003-8, Class A9, 4.50%, 08/25/18	1,652
2,112	Series 2003-11, Class 1A, PO, 10/25/18	1,655
5,294	Series 2003-11, Class 1A4, 4.75%, 10/25/18	5,159
2,050	Series 2003-13, Class A7, 4.50%, 11/25/18	1,918
797	Series 2003-14, Class 1A1, 4.75%, 12/25/18	768
36,143	Series 2003-16, Class 2A, IO, VAR, 0.11%, 12/25/18	178
1,435	Series 2003-17, Class 2A4, 5.50%, 01/25/34	1,407
2,391	Series 2003-17, Class A, PO, 01/25/34	1,627
1,327	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	1,261
687	Series 2004-1, Class A11, Zero Coupon, 01/25/34	350
5,838	Series 2004-7, Class 2A2, 5.00%, 07/25/19	5,690
8,606	Series 2004-P, Class 2A1, FRN, 4.22%, 09/25/34	8,444
858	Series 2004-Q, Class 1A3, FRN, 4.90%, 09/25/34	826
5,377	Series 2004-S, Class A5, FRN, 3.54%, 09/25/34	5,183
1,830	Series 2004-S, Class A7, FRN, 3.54%, 09/25/34	1,762
6,872	Series 2004-BB, Class A4, FRN, 4.56%, 01/25/35	6,755

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
6,734	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	6,605
1,466	Series 2005-9, Class 1A, PO, 10/25/35	930
1,140	Series 2005-15, Class A, PO, 12/25/20	787
4,241	Series 2005-AR10, Class 2A4, FRN, 4.11%, 06/25/35	4,140
3,144	Series 2005-AR16, Class 2A1, VAR, 4.95%, 10/25/35	3,126
3,739	Series 2006-3, Class A8, 5.50%, 03/25/36	3,625
		363,406
	Total Collateralized Mortgage Obligations (Cost $1,000,165)	982,576
	Commercial Mortgage-Backed Securities — 0.0% (g)
205	Bear Stearns Commercial Mortgage Securities, Series 2000-WF1, Class A1, 7.64%, 02/15/32 (Cost $217)	209
	Mortgage Pass-Through Securities — 18.5%
	Federal Home Loan Mortgage Corp., Gold Pools,
781	3.50%, 05/01/19	714
24,019	4.00%, 05/01/14 – 10/01/33 (m)	22,664
1,112	4.50%, 10/01/18	1,070
15,230	5.50%, 06/01/17 – 07/01/35	15,011
9,675	6.00%, 01/01/14 – 12/01/33	9,762
12,630	6.50%, 08/01/12 – 11/01/34 (m)	12,866
8,237	7.00%, 12/01/14 – 04/01/35	8,459
1,053	7.50%, 07/01/08 – 12/01/15	1,075
174	8.50%, 08/01/30	187
446	10.50%, 07/20/21	492
	Federal Home Loan Mortgage Corp., Conventional Pools,
31	7.50%, 03/01/09 – 05/01/17	32
5	8.00%, 04/01/09	5
2	8.50%, 05/01/07 – 02/01/08	2
96	8.75%, 06/01/17	96
49	10.50%, 05/01/19	50
84	12.00%, 08/01/15 – 07/01/19	91
1,729	ARM, 4.13%, 04/01/34	1,688
1,504	ARM, 4.28%, 12/01/33	1,473
675	ARM, 4.66%, 03/01/35	667
3,324	ARM, 5.49%, 03/01/36	3,309
301	ARM, 5.78%, 01/01/30	306
	Federal National Mortgage Association Pool,
32,424	4.00%, 07/01/18 – 04/01/34 (m)	30,250
17,480	4.50%, 11/01/14 – 02/01/35	16,764
6,132	5.00%, 12/01/16 – 09/01/35	6,000
25,872	5.50%, 06/01/12 – 03/01/34	25,543
15,496	6.00%, 06/01/08 – 09/01/33	15,589
130	6.25%, 07/01/23	131
12,511	6.50%, 04/01/08 – 10/01/35	12,781
8,055	7.00%, 12/01/16 – 02/01/33	8,283
808	7.50%, 03/01/17 – 09/01/21	840
4,553	8.00%, 04/01/11 – 11/01/28	4,789
1,258	8.50%, 12/01/07 – 06/01/30	1,338
1,691	9.00%, 02/01/10 – 06/01/31	1,830
41	9.50%, 07/01/28	45
160	10.00%, 07/01/19 – 02/01/24	175
170	10.20%, 06/25/21	189
107	10.25%, 07/15/13	116
119	10.50%, 11/01/18	130
131	11.00%, 04/01/19 – 08/20/20	146
73	12.50%, 01/01/16	81
1,672	ARM, 3.53%, 11/01/33	1,691
2,288	ARM, 4.00%, 06/01/34	2,234
1,948	ARM, 4.03%, 05/01/34	1,899
1,852	ARM, 4.04%, 02/01/34	1,810
1,037	ARM, 4.17%, 01/01/34	1,017
2,025	ARM, 4.19%, 10/01/34	1,983
1,974	ARM, 4.29%, 06/01/35	1,936
1,749	ARM, 4.72%, 05/01/35	1,740
1,767	ARM, 4.76%, 02/01/35	1,746
2,218	ARM, 4.81%, 10/01/34	2,198
1,300	ARM, 4.83%, 10/01/34	1,289
12,477	ARM, 4.85%, 01/01/35 (m)	12,313
1,308	ARM, 4.87%, 01/01/33	1,288
1,988	ARM, 4.93%, 04/01/34	1,985
2,429	ARM, 4.96%, 07/01/33	2,354
117	ARM, 5.13%, 09/01/27	117
457	ARM, 5.19%, 03/01/29	459
182	ARM, 5.49%, 11/01/32	182
95	ARM, 6.30%, 03/01/19	95
	Government National Mortgage Association, Various Pools,
1,310	3.50%, 09/20/33	1,106
1,840	6.00%, 04/20/17 – 06/15/18	1,865
404	6.38%, 08/15/26	412
3,458	6.50%, 03/15/23 – 04/15/33	3,537
2,587	7.00%, 09/15/14 – 06/15/33	2,670
1,036	7.50%, 11/15/17 – 01/15/33	1,081
1,613	8.00%, 01/15/08 – 11/20/28	1,706
68	8.50%, 07/15/08 – 05/20/25	73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   89

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
15	9.00%, 02/15/30 – 01/15/31	17
56	11.00%, 01/15/21	61
	Total Mortgage Pass-Through Securities (Cost $258,180)	255,903
	U.S. Government Agency Securities — 1.3%
6,705	Federal Home Loan Bank System, 4.72%, 09/20/12	6,534
	Federal Home Loan Mortgage Corp.,
2,269	6.63%, 09/15/09 (m)	2,369
756	6.88%, 09/15/10	806
69	Federal Housing Authority, 7.43%, 08/01/20	69
	Federal National Mortgage Association,
756	5.50%, 03/15/11	770
4,613	6.13%, 03/15/12	4,850
1,513	6.63%, 09/15/09 (m)	1,581
1,513	7.25%, 01/15/10	1,617
	Total U.S. Government Agency Securities (Cost $18,766)	18,596
	U.S. Treasury Obligations — 1.0%
	U.S. Treasury Bonds,
1,513	10.38%, 11/15/12 (c)	1,609
1,437	11.75%, 11/15/14	1,733
3,592	12.00%, 08/15/13 (c)	4,074
378	U.S. Treasury Notes, 6.50%, 02/15/10	399
	U.S. Treasury Bonds Coupon STRIPS,
756	2/15/09 (c)	674
110	2/15/11 (c)	90
120	8/15/11 (c)	96
945	5/15/12 (c)	730
1,513	2/15/13 (c)	1,122
567	2/15/14 (c)	400
1,361	5/15/14 (c)	947
1,891	8/15/14 (c)	1,301
1,323	11/15/14 (c)	898
189	2/15/16 (c)	120
	Total U.S. Treasury Obligations (Cost $14,754)	14,193
	Total Long-Term Investments (Cost $1,297,081)	1,276,484
SHARES
Short-Term Investment — 7.3%
	Investment Company — 7.3%
101,315	JPMorgan Liquid Assets Money Market Fund (b) (Cost $101,315)	101,315
Investments of Cash Collateral for Securities Loaned — 0.9%
	Certificates of Deposit — 0.1%
400	Credit Suisse First Boston, New York, FRN, 5.33%, 10/17/06	400
500	Deutsche Bank, New York, FRN, 5.41%, 01/22/08	500
500	Societe Generale, New York, FRN, 5.32%, 06/20/07	500
		1,400
	Commercial Paper — 0.1%
500	Park Granada LLC, 5.30%, 09/05/06 (n)	500
	Corporate Notes — 0.2%
600	Bank of America, FRN, 5.31%, 11/07/06	600
500	Banque Federative Du Credit, FRN, 5.33%, 07/13/07	500
600	Beta Finance, Inc., FRN, 5.38%, 03/15/07	600
600	CDC Financial Products, Inc., FRN, 5.41%, 10/02/06	600
400	Citigroup Global Markets, Inc., FRN, 5.38%, 09/07/06	400
550	Links Finance LLC, FRN, 5.36%, 10/06/06	550
500	Macquarie Bank Ltd., FRN, 5.34%, 10/01/07	500
		3,750
	Repurchase Agreements — 0.4%
1,636	Bank of America Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $1,637, collateralized by U.S. Government Agency Mortgages.	1,636
2,000	Lehman Brothers, Inc., 5.32%, dated 08/31/06, due 09/01/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages.	2,000
2,000	Morgan Stanley, 5.33%, dated 08/31/06, due 09/01/06, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages.	2,000
		5,636
	Time Deposit — 0.1%
500	Washington Mutual Grand Cayman, 5.29%, 09/20/06	500
	Total Investments of Cash Collateral for Securities Loaned (Cost $11,786)	11,786
	Total Investments — 100.3% (Cost $1,410,182)	1,389,585
	Liabilities in Excess of Other Assets — (0.3)%	(4,526)
	NET ASSETS — 100.0%	$1,385,059

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTs
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Asset Backed Securities — 5.5%
353	Advanta Mortgage Loan Trust, Series 2000-2, Class A6, SUB, 7.72%, 03/25/15	355
73	AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A4, 3.55%, 02/12/09	73
479	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, FRN, 6.07%, 08/25/32	481
42	Capital Auto Receivables Asset Trust, Series 2003-1, Class A3A, 2.75%, 04/15/07	42
2,730	Capital One Auto Finance Trust, Series 2005-C, Class A4A, 4.71%, 06/15/12	2,698
	Capital One Master Trust,
1,955	Series 1998-1, Class A, 6.31%, 06/15/11	1,990
1,225	Series 2001-8A, Class A, 4.60%, 08/17/09	1,224
	Capital One Multi-Asset Execution Trust,
1,000	Series 2003-A4, Class A4, 3.65%, 07/15/11	972
395	Series 2003-B5, 4.79%, 08/15/13	386
2,000	Series 2005-A8, Class A, 4.40%, 08/15/11	1,973
1,500	Series 2006-A2, Class A, 4.85%, 11/15/13	1,487
	Carmax Auto Owner Trust,
2,200	Series 2005-1, Class A4, 4.35%, 03/15/10	2,168
1,350	Series 2006-1, Class A4, 5.41%, 06/15/11	1,361
	Citibank Credit Card Issuance Trust,
3,000	Series 2002-A1, Class A1, 4.95%, 02/09/09	2,994
80	Series 2002-B1, Class B1, FRN, 5.79%, 06/25/09	80
120	Series 2002-C1, Class C1, FRN, 6.47%, 02/09/09	120
50	Series 2002-C3, Class C3, FRN, 6.47%, 12/15/09	51
350	Series 2003-A3, Class A3, 3.10%, 03/10/10	339
820	Series 2004-A1, Class A1, 2.55%, 01/20/09	811
1,000	Series 2005-B1, Class B1, 4.40%, 09/15/10	983
	Citibank Credit Card Master Trust I,
640	Series 1999-2, Class A, 5.88%, 03/10/11	651
285	Series 1999-2, Class B, 6.15%, 03/10/11	291
271	CNH Equipment Trust, Series 2003-B, Class A3B, 2.47%, 01/15/08	270
1,397	Community Program Loan Trust, Series 1987-A, Class A4, 4.50%, 10/01/18	1,373
208	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.51%, 08/25/32	208
625	Discover Card Master Trust I, Series 2002-2, Class A, 5.15%, 10/15/09	624
348	Federal Home Loan Mortgage Corp., Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.49%, 09/25/29	347
1,328	Ford Credit Auto Owner Trust, Series 2004-A, Class A3, 2.93%, 03/15/08	1,318
33	Harley-Davidson Motorcycle Trust, Series 2002-1, Class A2, 4.50%, 01/15/10	33
3,000	Honda Auto Receivables Owner Trust, Series 2005-2, Class A4, 4.15%, 10/15/10	2,948
1,375	Household Automotive Trust, Series 2006-1, Class A3, 5.43%, 06/17/11	1,382
260	Household Private Label Credit Card Master Note Trust I, Series 2002-1, Class A, 5.50%, 01/18/11	260
312	Hyundai Auto Receivables Trust, Series 2005-A, Class A2, 3.88%, 06/16/08	310
	MBNA Credit Card Master Note Trust,
130	Series 2002-B1, Class B1, 5.15%, 07/15/09	130
85	Series 2002-C1, Class C1, 6.80%, 07/15/14	90
40	Series 2003-A1, Class A1, 3.30%, 07/15/10	39
260	Series 2003-A6, Class A6, 2.75%, 10/15/10	250
1,000	Series 2003-C1, Class C1, FRN, 7.03%, 06/15/12	1,050
	MBNA Master Credit Card Trust,
5,492	Series 1999-J, Class B, 7.40%, 02/15/12	5,820
460	Series 2000-E, Class A, 7.80%, 10/15/12	502
	MBNA Master Credit Card Trust USA,
65	Series 1999-B, Class C, 6.65%, 08/15/11 (e)	67
167	Series 2000-D, Class A, FRN, 5.53%, 09/15/09	167
1,000	Series 2000-D, Class C, 8.40%, 09/15/09	1,017
214	Onyx Acceptance Grantor Trust, Series 2004-B, Class A3, 3.09%, 09/15/08	213
34	Residential Asset Mortgage Products, Inc., Series 2001-RS3, Class AI4, SUB, 6.79%, 09/25/06	34
	Residential Asset Securities Corp.,
114	Series 2000-KS5, Class AII, FRN, 5.80%, 12/25/31	114
120	Series 2001-KS1, Class AI6, 6.35%, 03/25/32	119
97	Residential Funding Mortgage Securities II, Series 2000-HI1, Class AI7, SUB, 8.29%, 02/25/25	97
24	SSB Auto Loan Trust, Series 2002-1, Class A4, 2.89%, 02/15/09	24
500	USAA Auto Owner Trust, Series 2005-3, Class A3, 4.55%, 02/16/10	496
47	Vanderbilt Mortgage Finance, Series 1996-A, Class A5, 7.43%, 04/07/26	47
1,500	Wachovia Auto Owner Trust, Series 2006-A, Class A3, 5.35%, 02/22/11	1,505

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   91

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset Backed Securities — Continued
	WFS Financial Owner Trust,
5,423	Series 2003-2, Class A4, 2.41%, 12/20/10	5,348
944	Series 2003-4, Class A4, 3.15%, 05/20/11	929
	Total Asset Backed Securities (Cost $48,760)	48,661
	Collateralized Mortgage Obligations — 11.6%
	Agency CMO — 10.6%
	Federal Home Loan Mortgage Corp.,
56	Series 2, Class Z, 9.30%, 03/15/19	58
29	Series 12, Class A, 9.25%, 11/15/19	29
60	Series 16, Class D, 10.00%, 10/15/19	63
73	Series 17, Class I, 9.90%, 10/15/19	77
118	Series 23, Class F, 9.60%, 04/15/20	117
63	Series 26, Class F, 9.50%, 02/15/20	66
13	Series 81, Class A, 8.13%, 11/15/20	13
51	Series 85, Class C, 8.60%, 01/15/21	54
53	Series 99, Class Z, 9.50%, 01/15/21	55
8	Series 159, Class H, 4.50%, 09/15/21	8
14	Series 189, Class D, 6.50%, 10/15/21	14
—(h)	Series 1045, Class G, HB, 1,067.64%, 02/15/21	—	(h)
12	Series 1053, Class G, 7.00%, 03/15/21	12
36	Series 1056, Class KZ, 6.50%, 03/15/21	35
17	Series 1074, Class H, 8.50%, 05/15/21	18
57	Series 1082, Class C, 9.00%, 05/15/21	57
22	Series 1087, Class I, 8.50%, 06/15/21	23
74	Series 1125, Class Z, 8.25%, 08/15/21	74
68	Series 1142, Class IA, 7.00%, 10/15/21	68
10	Series 1169, Class G, 7.00%, 11/15/21	10
1	Series 1170, Class H, 7.50%, 11/15/06	1
48	Series 1173, Class E, 6.50%, 11/15/21	48
13	Series 1204, Class H, 7.50%, 02/15/07	13
36	Series 1211, Class L, 7.00%, 03/15/07	36
3	Series 1221, Class I, 7.00%, 03/15/07	3
261	Series 1314, Class L, 8.00%, 07/15/07	262
8	Series 1338, Class Q, PO, 08/15/07	8
117	Series 1343, Class LA, 8.00%, 08/15/22	118
29	Series 1386, Class E, IF, 6.19%, 10/15/07	29
49	Series 1389, Class PS, IF, 6.23%, 10/15/07	49
110	Series 1417, Class FA, FRN, 4.89%, 11/15/07	110
38	Series 1424, Class F, FRN, 4.64%, 11/15/22	38
357	Series 1445, Class L, 7.00%, 12/15/07	358
633	Series 1480, Class LZ, 7.50%, 03/15/23	646
27	Series 1515, Class SA, IF, 8.61%, 05/15/08	27
85	Series 1539, Class PL, 6.50%, 05/15/08	85
266	Series 1550, Class SC, IF, 5.75%, 07/15/08	267
182	Series 1565, Class G, 6.00%, 08/15/08	182
24	Series 1575, Class SA, IF, 3.37%, 08/15/08	24
33	Series 1580, Class P, 6.50%, 09/15/08	33
19	Series 1604, Class MB, IF, 7.18%, 11/15/08	19
345	Series 1606, Class H, 6.00%, 11/15/08	345
49	Series 1610, Class PM, 6.25%, 04/15/22	49
229	Series 1612, Class PH, 6.00%, 11/15/08	229
18	Series 1612, Class SD, IF, 7.54%, 11/15/08	18
6	Series 1625, Class SG, IF, 7.36%, 12/15/08	6
451	Series 1626, Class PT, 6.00%, 12/15/08	452
169	Series 1641, Class FA, FRN, 6.33%, 12/15/13	171
39	Series 1659, Class TZ, 6.75%, 01/15/09	39
149	Series 1673, Class H, 6.00%, 11/15/22	149
908	Series 1688, Class J, 6.00%, 12/15/13	909
10	Series 1693, Class H, 6.00%, 12/15/08	10
319	Series 1701, Class PH, 6.50%, 03/15/09	320
413	Series 1702, Class TJ, 7.00%, 04/15/13	423
421	Series 1754, Class Z, 8.50%, 09/15/24	437
916	Series 1779, Class Z, 8.50%, 04/15/25	915
20	Series 1807, Class G, 9.00%, 10/15/20	21
29	Series 1838, Class H, 6.50%, 04/15/11	30
356	Series 2534, Class HM, 4.50%, 10/15/16	349
1,000	Series 2617, Class UM, 4.00%, 05/15/15	963
725	Series 2640, Class VM, 4.50%, 12/15/21	705
131	Series 2668, Class AD, 4.00%, 01/15/15	128
1,524	Series 2685, Class MX, 4.00%, 07/15/16	1,472
1,502	Series 2755, Class PA, PO, 02/15/29	1,284
1,800	Series 2762, Class LD, 5.00%, 10/15/27	1,777
310	Series 2763, Class TA, 4.00%, 03/15/11	302
6,071	Series 2765, Class CA, 4.00%, 07/15/17	5,825
1,636	Series 2780, Class YP, 7.50%, 08/15/18	1,717
1,017	Series 2782, Class HE, 4.00%, 09/15/17	975
1,000	Series 2786, Class PC, 4.50%, 10/15/16	972
522	Series 2807, Class NI, IO, 5.50%, 01/15/15	3
1,040	Series 2825, Class VP, 5.50%, 06/15/15	1,041
893	Series 2851, Class BD, 4.00%, 02/15/20	864
8,000	Series 2875, Class HA, 4.00%, 11/15/18	7,631
3,332	Series 2962, Class WJ, 5.50%, 06/15/24	3,349
3,225	Series 2993, Class MN, 5.00%, 06/15/23	3,194
	Federal Home Loan Mortgage Corp. — Government National Mortgage Association,
2,132	Series 31, Class Z, 8.00%, 04/25/24	2,289
396	Series 56, Class Z, 7.50%, 09/20/26	408

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
	Federal National Mortgage Association,
85	Series 25, Class 1, 6.00%, 02/01/13	85
574	Series 108, Class 1, PO, 03/25/20	498
7	Series 268, Class 2, IO, 9.00%, 02/01/23	2
40	Series 1988-7, Class Z, 9.25%, 04/25/18	42
46	Series 1988-13, Class C, 9.30%, 05/25/18	49
39	Series 1988-15, Class A, 9.00%, 06/25/18	42
42	Series 1988-16, Class B, 9.50%, 06/25/18	45
30	Series 1989-2, Class D, 8.80%, 01/25/19	32
92	Series 1989-27, Class Y, 6.90%, 06/25/19	94
23	Series 1989-54, Class E, 8.40%, 08/25/19	24
24	Series 1989-66, Class J, 7.00%, 09/25/19	25
20	Series 1989-70, Class G, 8.00%, 10/25/19	21
388	Series 1989-72, Class E, 9.35%, 10/25/19	422
48	Series 1989-89, Class H, 9.00%, 11/25/19	51
22	Series 1989-96, Class H, 9.00%, 12/25/19	23
32	Series 1990-7, Class B, 8.50%, 01/25/20	34
25	Series 1990-12, Class G, 4.50%, 02/25/20	24
600	Series 1990-19, Class G, 9.75%, 02/25/20	650
93	Series 1990-58, Class J, 7.00%, 05/25/20	97
93	Series 1990-61, Class H, 7.00%, 06/25/20	96
45	Series 1990-106, Class J, 8.50%, 09/25/20	48
18	Series 1990-109, Class J, 7.00%, 09/25/20	18
60	Series 1990-111, Class Z, 8.75%, 09/25/20	62
24	Series 1990-117, Class E, 8.95%, 10/25/20	26
26	Series 1990-123, Class G, 7.00%, 10/25/20	27
26	Series 1990-132, Class Z, 7.00%, 11/25/20	27
979	Series 1990-137, Class X, 9.00%, 12/25/20	1,061
8	Series 1991-53, Class J, 7.00%, 05/25/21	9
—(h)	Series 1991-114, Class C, 8.50%, 09/25/06	—	(h)
103	Series 1991-130, Class C, 9.00%, 09/25/21	110
11	Series 1992-18, Class HC, 7.50%, 03/25/07	11
90	Series 1992-68, Class M, 8.00%, 05/25/07	90
487	Series 1992-81, Class ZB, 8.50%, 04/25/22	502
9	Series 1992-96, Class B, PO, 05/25/22	8
373	Series 1992-138, Class G, 7.50%, 08/25/22	375
480	Series 1993-68, Class PL, 7.00%, 05/25/08	482
273	Series 1993-71, Class PH, 6.50%, 05/25/08	274
266	Series 1993-78, Class H, 6.50%, 06/25/08	267
265	Series 1993-101, Class PJ, 7.00%, 06/25/08	266
1,724	Series 1993-129, Class H, 6.50%, 08/25/08	1,731
426	Series 1993-134, Class H, 6.50%, 08/25/08	427
7	Series 1993-140, Class H, 6.50%, 03/25/13	7
698	Series 1993-154, Class H, 6.00%, 08/25/08	698
18	Series 1993-165, Class SN, IF, 4.43%, 09/25/23	18
14	Series 1993-192, Class SC, IF, 7.02%, 10/25/08	14
23	Series 1993-196, Class FA, FRN, 4.99%, 10/25/08	23
500	Series 1993-220, Class PJ, 6.00%, 11/25/13	500
7	Series 1993-225, Class MC, PO, 11/25/23	6
12	Series 1993-231, Class SB, IF, 6.01%, 10/25/08	12
1	Series 1993-233, Class SC, IF, 5.71%, 10/25/08	1
145	Series 1993-235, Class G, PO, 09/25/23	118
1,195	Series 1994-7, Class PG, 6.50%, 01/25/09	1,201
43	Series 1994-12, Class C, 6.25%, 01/25/09	43
25	Series 1994-20, Class Z, 6.50%, 02/25/09	25
127	Series 1994-32, Class Z, 6.50%, 03/25/09	127
147	Series 1994-33, Class H, 6.00%, 03/25/09	147
795	Series 1994-62, Class PH, 6.90%, 11/25/23	803
1,377	Series 1995-13, Class D, 6.50%, 09/25/08	1,382
125	Series 1995-13, Class K, 6.50%, 10/25/08	125
15	Series 1995-23, Class OB, PO, 10/25/07	14
9	Series 1997-46, Class PN, 6.50%, 07/18/12	10
30	Series 1997-55, Class B, 7.00%, 02/18/27	31
4	Series 1997-67, Class GA, 4.00%, 02/25/09	4
144	Series 2001-7, Class PQ, 6.00%, 10/25/15	144
1,097	Series 2001-61, Class VA, 7.00%, 07/25/12	1,099
1,268	Series 2001-69, Class VA, 5.50%, 11/25/12	1,270
5,000	Series 2003-84, Class GC, 4.50%, 05/25/15	4,884
10,000	Series 2003-113, Class PC, 4.00%, 03/25/15	9,675
824	Series 2004-101, Class AR, 5.50%, 01/25/35	823
2,900	Series 2005-40, Class YA, 5.00%, 09/25/20	2,871
3,000	Series 2005-47, Class AN, 5.00%, 12/25/16	2,972
693	Series 2005-48, Class OM, 5.00%, 03/25/30	679
4,667	Series 2005-68, Class JK, 5.25%, 05/25/35	4,597
5,000	Series 2006-39, Class WB, 5.50%, 10/25/30	4,984
19	Series B, Class 1, 6.00%, 05/01/09	19
38	Series G-11, Class Z, 8.50%, 05/25/21	41
21	Series G-22, Class ZT, 8.00%, 12/25/16	22
48	Series G-41, Class PT, 7.50%, 10/25/21	49
73	Series G92-35, Class E, 7.50%, 07/25/22	76
36	Series G92-40, Class ZC, 7.00%, 07/25/22	37
371	Series G92-44, Class ZQ, 8.00%, 07/25/22	392
83	Series G92-54, Class ZQ, 7.50%, 09/25/22	87
10	Federal National Mortgage Association Whole Loan, Series 1995-W3, Class A, 9.00%, 04/25/25	11
	Government National Mortgage Association,
259	Series 1997-12, Class D, 7.50%, 09/20/27	269

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   93

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
1,332	Series 2002-71, Class VJ, 6.00%, 12/20/14	1,330
56	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.78%, 03/15/21	59
		92,854
	Non-Agency CMO — 1.0%
518	ABN AMRO Mortgage Corp., Series 2003-7, Class A3, 4.50%, 07/25/18	494
1,443	Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-7, Class 3A, VAR, 4.94%, 09/25/06	1,408
41	Citicorp Mortgage Securities, Inc., Series 1994-3, Class A4, 6.50%, 02/25/24	41
973	Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.25%, 12/25/33	969
1,472	First Horizon Alternative Mortgage Securities, Series 2005-FA7, Class 1A5, 5.50%, 10/25/35	1,467
	GMAC Mortgage Corp., Loan Trust,
59	Series 2003-J1, Class A3, 5.25%, 03/25/18	59
724	Series 2003-J4, Class 2A1, 4.75%, 09/25/18	700
39	Impac CMB Trust, Series 2003-3, Class M1, FRN, 6.17%, 03/25/33	39
30	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.50%, 02/22/17	30
1,981	MASTR Asset Securitization Trust, Series 2003-4, Class 2A2, 5.00%, 05/25/18	1,962
18	Merrill Lynch Trust, Series 44, Class G, 9.00%, 08/20/20	18
	Paine Webber CMO Trust,
3	Series J, Class 3, 8.80%, 05/01/18	3
25	Series L, Class 4, 8.95%, 07/01/18	27
1,000	Residential Accredit Loans, Inc., Series 2003-QR24, Class A7, 4.00%, 07/25/33	954
25	Salomon Brothers Mortgage Securities VII, Series 2000-UP1, Class A2, 8.00%, 08/25/27	25
8	Structured Mortgage Asset Residential Trust, Series 1993-2A, Class AE, 7.60%, 03/25/09	9
314	Washington Mutual, Inc., Series 2003-S3, Class 1A31, 5.25%, 06/25/33	312
249	Wells Fargo Mortgage-Backed Securities Trust, Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	236
		8,753
	Total Collateralized Mortgage Obligations (Cost $101,992)	101,607
	Commercial Mortgage-Backed Securities — 0.5%
796	Bear Stearns Commercial Mortgage Securities, Series 2004-T16, Class A2, 3.70%, 02/13/46	774
1,230	Citigroup Commercial Mortgage Trust, Series 2006-C4, Class A1, VAR, 5.91%, 03/15/49	1,248
222	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class A2, 6.03%, 09/15/30	224
1,770	Morgan Stanley Capital I, Series 2006-T23, Class A1, 5.68%, 08/12/41	1,796
	Total Commercial Mortgage-Backed Securities (Cost $4,035)	4,042
	Corporate Bonds — 23.0%
	Airlines — 0.1%
660	American Airlines, Inc., FRN, 6.07%, 09/23/07	662
	Automobiles — 0.4%
4,000	Daimler Chrysler NA Holding Corp., 4.05%, 06/04/08 (c)	3,900
	Capital Markets — 3.7%
1,000	Bank of New York Co., Inc. (The), 5.20%, 07/01/07	998
	Bear Stearns Cos., Inc. (The),
2,975	4.00%, 01/31/08	2,924
610	6.75%, 12/15/07	620
600	7.00%, 03/01/07	604
2,000	Credit Suisse First Boston USA, Inc., 4.70%, 06/01/09	1,973
551	Donaldson Lufkin & Jenrette, Inc., 6.90%, 10/01/07	558
	Goldman Sachs Group LP,
120	7.20%, 11/01/06 (e)	120
2,100	7.20%, 03/01/07 (e)	2,120
	Goldman Sachs Group, Inc.,
2,000	3.88%, 01/15/09	1,938
2,000	6.65%, 05/15/09	2,071
500	Series A, 6.50%, 02/25/09 (e)	515
	Lehman Brothers Holdings, Inc.,
1,000	8.25%, 06/15/07	1,022
941	8.50%, 05/01/07	960
	Lehman Brothers, Inc.,
1,000	6.63%, 02/15/08	1,017
4,920	7.38%, 01/15/07 (c)	4,951
	Merrill Lynch & Co., Inc.,
1,000	4.79%, 08/04/10	981
2,500	6.00%, 02/17/09	2,539
2,058	Class B, 8.00%, 06/01/07	2,096

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Capital Markets — Continued
	Morgan Stanley,
500	3.88%, 01/15/09	485
3,850	5.80%, 04/01/07	3,856
515	Morgan Stanley Group, Inc., 6.88%, 03/01/07	518
		32,866
	Commercial Banks — 3.0%
	Bank of America Corp.,
685	6.63%, 08/01/07	691
362	6.63%, 10/15/07	366
1,790	7.13%, 03/01/09	1,866
388	7.13%, 10/15/11	418
103	Bankers Trust Corp., Series A, 6.70%, 10/01/07	104
1,050	Bayerische Landesbank/New York, Series YDPN, 5.88%, 12/01/08	1,064
500	BB&T Corp., 7.25%, 06/15/07	506
	FleetBoston Financial Corp.,
400	4.20%, 11/30/07	395
470	6.50%, 03/15/08	478
250	8.63%, 01/15/07	253
700	HBOS plc, 3.13%, 01/12/07 (e)	694
660	HSBC USA, Inc., 7.00%, 11/01/06	661
1,465	KEY Bank N.A., 7.55%, 09/15/06	1,466
5,000	M&I Marshall & Ilsley Bank, 3.80%, 02/08/08	4,897
460	PNC Funding Corp., 6.88%, 07/15/07	465
2,800	Royal Bank of Canada (Canada), 3.88%, 05/04/09	2,711
1,500	SunTrust Banks, Inc., 4.00%, 10/15/08	1,463
3,000	US Bank N.A., 3.70%, 08/01/07	2,948
	Wachovia Corp.,
500	6.00%, 10/30/08	508
1,600	6.25%, 08/04/08	1,623
2,735	Wells Fargo & Co., 3.12%, 08/15/08	2,628
		26,205
	Computers & Peripherals — 0.9%
7,609	International Business Machines Corp., 3.80%, 02/01/08	7,452
	Consumer Finance — 2.6%
2,000	American Express Credit Corp., 3.00%, 05/16/08	1,927
	American General Finance Corp.,
120	Series H, 3.00%, 11/15/06	119
500	Series H, 4.50%, 11/15/07	495
570	American Honda Finance Corp., 3.85%, 11/06/08 (e)	553
	Beneficial Corp.,
1,500	6.47%, 11/17/08	1,521
1,000	Series H, 6.94%, 12/15/06	1,003
500	Series H, 7.00%, 02/12/07	502
	HSBC Finance Corp.,
506	6.88%, 03/01/07	509
600	7.88%, 03/01/07	607
	John Deere Capital Corp.,
3,500	3.88%, 03/07/07	3,472
1,800	Series D, 3.63%, 05/25/07	1,777
	Pitney Bowes Credit Corp.,
2,100	5.75%, 08/15/08 (c)	2,119
5,352	8.63%, 02/15/08	5,581
	SLM Corp.,
1,000	4.00%, 01/15/10	960
1,300	Series A, 3.50%, 09/30/06	1,298
		22,443
	Diversified Financial Services — 6.0%
	Associates Corp. of North America,
1,400	6.88%, 11/15/08	1,446
1,121	8.15%, 08/01/09	1,207
340	8.55%, 07/15/09	369
	Caterpillar Financial Services Corp.,
4,000	3.80%, 02/08/08	3,916
1,300	Series F, 4.50%, 09/01/08	1,280
500	CIT Group Holdings, Inc., 5.88%, 10/15/08	506
	Citicorp, Inc.,
441	Series C, 6.75%, 10/15/07	447
545	Series C, 7.00%, 07/01/07	551
710	Citigroup, Inc., 8.63%, 02/01/07	719
	General Electric Capital Corp.,
950	8.30%, 09/20/09	1,031
2,000	8.63%, 06/15/08	2,110
2,562	8.75%, 05/21/07	2,621
2,217	8.85%, 03/01/07	2,252
2,800	Series A, 3.50%, 05/01/08	2,723
2,000	Series A, 4.25%, 01/15/08	1,974
3,000	Series A, 5.00%, 06/15/07 (c)	2,993
3,300	Series A, 8.70%, 03/01/07	3,350
4,150	Series A, SUB, 8.13%, 04/01/08	4,328
	International Lease Finance Corp.,
5,000	3.50%, 04/01/09	4,780
1,400	4.50%, 05/01/08	1,380
1,000	John Hancock Global Funding II, 3.50%, 01/30/09 (e)	962

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   95

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
1,000	MBIA Global Funding LLC, 2.88%, 11/30/06 (e)	993
465	National Rural Utilities Cooperative Finance Corp., 3.25%, 10/01/07	455
	Pricoa Global Funding I,
1,510	3.90%, 12/15/08 (e)	1,463
3,000	4.35%, 06/15/08 (e)	2,945
1,000	Principal Life Global Funding I, 5.13%, 06/28/07 (e)	997
	USAA Capital Corp.,
500	4.00%, 12/10/07 (e)	490
600	6.58%, 10/01/07 (e)	605
175	Series B, 4.64%, 12/15/09 (e)	174
635	Series B, 5.59%, 12/20/06 (c) (e)	635
985	Series B, 7.05%, 11/08/06 (e)	988
	Wells Fargo Financial, Inc.,
1,900	6.85%, 07/15/09	1,972
242	7.20%, 05/01/07	244
		52,906
	Diversified Telecommunication Services — 0.6%
2,870	GTE Corp., Series PA-892, Rev., 6.46%, 04/15/08	2,907
1,500	SBC Communications Capital Corp., Series D, 6.79%, 07/13/07	1,518
500	Southwestern Bell Telephone, Series C, 5.95%, 10/15/07	501
500	Sprint Capital Corp., 6.00%, 01/15/07	501
		5,427
	Electric Utilities — 0.4%
500	Constellation Energy Group, Inc., 6.13%, 09/01/09	509
3,000	Duke Energy Corp., 4.20%, 10/01/08 (c)	2,927
		3,436
	Food & Staples Retailing — 0.1%
250	Kroger Co. (The), 7.63%, 09/15/06	250
1,000	Wal-Mart Stores, Inc., 4.00%, 01/15/10	965
		1,215
	Food Products — 0.2%
1,500	General Mills, Inc., Series B, 8.13%, 11/20/06	1,507
	Insurance — 2.6%
1,000	AIG SunAmerica Global Financing VII, 5.85%, 08/01/08 (e)	1,010
1,050	Allstate Corp. (The), 2.50%, 06/20/08 (e)	1,001
	ASIF Global Financing,
1,185	2.50%, 01/30/07 (e)	1,171
900	3.90%, 10/22/08 (e)	876
1,000	Jackson National Life Global Funding, 3.50%, 01/22/09 (e)	961
	MassMutual Global Funding II,
1,600	2.55%, 07/15/08 (e)	1,522
3,765	3.25%, 06/15/07 (e)	3,704
1,000	5.08%, 03/05/07 (e)	996
500	Metropolitan Life Global Funding I, 2.60%, 06/19/08 (e)	476
	Monumental Global Funding II,
125	3.45%, 11/30/07 (e)	122
1,000	3.85%, 03/03/08 (e)	978
1,000	Monumental Global Funding III, 5.20%, 01/30/07 (e)	999
4,000	New York Life Global Funding, 3.88%, 01/15/09 (e)	3,877
1,085	Pacific Life Global Funding, 3.75%, 01/15/09 (e)	1,050
	TIAA Global Markets, Inc.,
450	4.13%, 11/15/07 (e)	442
3,330	5.00%, 03/01/07 (e)	3,320
400	Travelers Property Casualty Corp., 6.75%, 11/15/06	400
		22,905
	Oil, Gas & Consumable Fuels — 0.3%
1,500	Occidental Petroleum Corp., 4.00%, 11/30/07	1,477
1,000	Union Texas Petroleum Hldgs, Inc., 8.50%, 04/15/07	1,018
		2,495
	Paper & Forest Products — 0.3%
690	International Paper Co., 4.25%, 01/15/09	673
	Willamette Industries, Inc.,
750	Series C, 6.45%, 06/18/09	768
1,000	Series C, 6.45%, 07/14/09	1,027
		2,468
	Road & Rail — 0.4%
1,440	Burlington Northern Santa Fe Corp., 6.13%, 03/15/09	1,467
2,000	Union Pacific Corp., 6.79%, 11/09/07	2,026
		3,493
	Thrifts & Mortgage Finance — 1.4%
1,750	Countrywide Home Loans, Inc., 5.63%, 05/15/07 (c)	1,752
1,788	Series E, 6.94%, 07/16/07	1,806
120	Series E, 7.20%, 10/30/06	120
2,889	Series K, 5.50%, 02/01/07	2,889

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — Continued
443	Golden State Bancorp, Inc., 10.00%, 10/01/06	444
	Washington Mutual, Inc.,
1,820	4.20%, 01/15/10 (c)	1,756
3,400	5.63%, 01/15/07	3,402
		12,169
	Total Corporate Bonds (Cost $203,903)	201,549
	Mortgage Pass-Through Securities — 6.8%
	Federal Home Loan Mortgage Corp., Gold Pools,
5,263	4.00%, 07/01/18 – 09/01/18	4,960
1,823	4.50%, 04/01/16	1,750
6,920	5.00%, 05/01/18	6,794
206	5.50%, 01/01/09 – 11/01/12	206
1,630	6.00%, 07/01/08 – 07/01/32	1,641
140	6.25%, 07/01/09	140
1,186	6.50%, 10/01/08 – 05/01/21	1,204
1,393	7.00%, 03/01/07 – 03/01/15	1,419
1,473	7.50%, 12/01/06 – 07/01/18	1,517
651	8.00%, 10/01/06 – 11/01/15	666
	Federal Home Loan Mortgage Corp., Conventional Pools,
3	7.50%, 05/01/08	3
1,490	8.00%, 06/01/07 – 05/01/19	1,503
94	8.25%, 03/01/08 – 08/01/17	96
114	8.50%, 12/01/07 – 11/01/19	116
283	8.75%, 05/01/09 – 05/01/11	286
37	9.00%, 09/01/09 – 11/01/09	39
161	ARM, 4.55%, 12/01/17	160
784	ARM, 4.66%, 03/01/35	774
267	ARM, 6.20%, 01/01/27	272
27	ARM, 6.30%, 09/01/25	27
21	ARM, 6.51%, 01/01/27	21
357	ARM, 6.55%, 12/01/27	362
	Federal National Mortgage Association, Various Pools,
13,541	4.00%, 07/01/13 – 01/01/19	12,804
5,224	4.50%, 11/01/14 – 07/01/18	5,056
160	5.00%, 12/01/13	157
1,809	5.50%, 10/01/08 – 08/01/34	1,787
1,357	6.00%, 01/01/09 – 07/01/19	1,370
4,212	6.50%, 02/01/08 – 03/01/26	4,274
731	7.00%, 11/01/07 – 08/01/21	745
1,208	7.50%, 01/01/07 – 06/01/16	1,230
914	8.00%, 10/01/06 – 12/01/30	948
459	8.50%, 01/01/10 – 03/01/27	476
384	9.00%, 02/01/10 – 02/01/31	418
98	9.50%, 12/01/09 – 07/01/28	107
27	10.00%, 02/01/24	30
51	ARM, 4.50%, 11/01/16	51
72	ARM, 4.74%, 01/01/19	72
52	ARM, 4.86%, 08/01/17	53
2,419	ARM, 4.89%, 12/01/35	2,384
90	ARM, 5.13%, 07/01/27	91
24	ARM, 5.27%, 08/01/19	24
26	ARM, 6.11%, 05/01/25	26
6	ARM, 6.18%, 10/01/27	6
168	ARM, 6.30%, 03/01/19	169
14	ARM, 6.47%, 10/01/25	14
139	ARM, 6.76%, 06/01/27	141
	Government National Mortgage Association, Various Pools,
135	6.00%, 04/15/14 – 11/20/14	136
406	6.50%, 07/15/08 – 07/15/09	408
32	7.00%, 03/15/07 – 01/15/09	32
53	7.50%, 09/20/28	55
235	8.00%, 11/15/06 – 06/15/28	248
170	8.50%, 03/20/25 – 04/20/25	183
224	9.00%, 01/15/08 – 10/15/26	230
1,122	9.50%, 07/15/20 – 12/15/25	1,227
103	12.00%, 11/15/19	115
342	ARM, 4.75%, 08/20/16 – 09/20/22	344
24	ARM, 5.00%, 08/20/18	24
338	ARM, 5.12%, 11/20/15 – 11/20/25	339
15	ARM, 5.25%, 08/20/21	15
393	ARM, 5.37%, 01/20/16 – 01/20/28	394
	Total Mortgage Pass-Through Securities (Cost $59,866)	60,139
	U.S. Government Agency Securities — 17.7%
	Federal Farm Credit Bank,
500	2.74%, 02/02/07	495
500	3.01%, 08/06/07	490
300	3.05%, 07/07/08	289
400	3.63%, 12/24/07	392
	Federal Home Loan Bank System,
4,000	2.35%, 01/16/07	3,955
300	2.35%, 03/30/07	295
500	2.38%, 12/26/06	495
500	2.49%, 04/13/07	491
300	2.70%, 07/07/08	288
1,000	2.75%, 06/04/07	981

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   97

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Government Agency Securities — Continued
3,000	2.87%, 07/02/08	2,885
2,000	2.88%, 02/15/07	1,978
4,000	3.00%, 01/08/08	3,889
800	3.00%, 06/18/08	772
500	3.00%, 07/09/08	482
500	3.00%, 07/14/08	482
1,060	3.00%, 10/30/07	1,034
800	3.00%, 12/17/08	765
600	3.01%, 01/18/08	583
1,090	3.01%, 06/25/07	1,070
1,750	3.02%, 04/22/08	1,694
500	3.03%, 06/30/08	482
855	3.05%, 06/12/08	826
200	3.06%, 03/28/08	194
500	3.10%, 05/21/07	492
390	3.13%, 01/09/09	374
600	3.13%, 02/07/07	594
2,000	3.13%, 06/29/07	1,965
785	3.13%, 12/30/08	752
550	3.17%, 09/25/07	538
500	3.23%, 10/26/07	489
775	3.25%, 01/09/09	744
605	3.25%, 06/12/08	586
580	3.25%, 07/25/08	561
1,245	3.25%, 12/18/08	1,197
840	3.30%, 03/04/08	818
500	3.31%, 01/23/09	481
450	3.31%, 04/14/09	431
875	3.32%, 12/18/07	855
1,800	3.33%, 06/10/08	1,747
500	3.33%, 12/19/08	482
1,720	3.35%, 12/26/08	1,657
735	3.38%, 07/30/08	712
500	3.38%, 10/22/07	490
1,235	3.45%, 12/05/08	1,193
440	3.50%, 05/20/08	429
450	3.55%, 11/07/07	442
500	3.56%, 01/30/09	483
400	3.63%, 05/05/08	391
2,760	3.63%, 08/13/08	2,685
350	3.63%, 04/15/09	338
500	3.63%, 04/22/09	483
100	6.03%, 01/30/08	101
	Federal Home Loan Mortgage Corp.,
6,000	2.88%, 05/15/07	5,899
4,000	3.00%, 01/22/08	3,887
700	3.00%, 04/30/07	689
500	3.00%, 07/08/08	482
662	3.00%, 07/14/08	638
1,700	3.00%, 09/18/07	1,661
1,368	3.00%, 11/28/08	1,309
255	3.05%, 01/02/07	253
420	3.05%, 09/10/07	411
575	3.15%, 06/04/08	556
2,000	3.25%, 06/04/08	1,939
1,348	3.29%, 06/16/09	1,285
1,000	3.50%, 09/27/07	982
1,089	3.50%, 08/27/08	1,057
1,950	3.50%, 03/25/09	1,878
800	3.60%, 05/13/08	781
1,704	4.35%, 11/21/06	1,700
11,000	6.63%, 09/15/09	11,485
750	SUB, 3.13%, 02/09/07	742
775	SUB, 3.50%, 10/28/06	746
	Federal National Mortgage Association,
180	2.28%, 01/16/07	178
600	2.65%, 06/30/08	574
500	2.65%, 07/16/07	489
10,050	3.00%, 06/04/08	9,695
1,000	3.00%, 06/11/08	964
2,860	3.00%, 06/12/08	2,742
1,250	3.15%, 05/27/09	1,190
660	3.30%, 06/02/09	631
200	3.50%, 04/09/09	193
575	3.50%, 07/24/08	558
49,000	6.38%, 06/15/09 (c)	50,694
1,000	6.92%, 03/19/07	1,008
	Total U.S. Government Agency Securities (Cost $155,268)	155,113
	U.S. Treasury Obligations — 32.6%
	U.S. Treasury Inflation Indexed Bonds,
1,256	3.63%, 01/15/08 (c)	1,272
3,712	3.88%, 01/15/09 (c)	3,835
1,025	4.25%, 01/15/10 (c)	1,089
	U.S. Treasury Notes,
5,000	2.63%, 05/15/08	4,822
5,000	2.75%, 08/15/07	4,895
6,000	3.00%, 02/15/08 (c)	5,844
17,000	3.13%, 05/15/07 (c)	16,772

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	U.S. Treasury Obligations — Continued
9,000	3.13%, 09/15/08 (c)	8,717
4,000	3.13%, 10/15/08 (c)	3,870
4,000	3.13%, 04/15/09 (c)	3,845
30,000	3.25%, 08/15/08 (m)	29,156
5,000	3.38%, 02/15/08 (c)	4,896
3,000	3.38%, 09/15/09 (c)	2,889
38,500	3.88%, 05/15/09 (m)	37,691
10,000	4.00%, 08/31/07 (c)	9,903
15,000	4.25%, 10/31/07 (c)	14,881
47,000	4.38%, 05/15/07 (c)	46,774
10,000	4.38%, 12/31/07 (c)	9,930
20,000	4.63%, 02/29/08 (c)	19,928
8,000	4.63%, 03/31/08 (c)	7,971
1,000	4.75%, 11/15/08 (c)	1,000
1,500	4.75%, 03/31/11 (c)	1,503
17,000	4.88%, 05/15/09 (c)	17,064
22,000	5.63%, 05/15/08 (m)	22,282
5,000	6.13%, 08/15/07 (c)	5,051
	Total U.S. Treasury Obligations (Cost $288,731)	285,880
	Foreign Government Securities — 0.2%
	International Bank for Reconstruction & Development,
1,500	5.25%, 08/29/08	1,500
544	Zero Coupon, 08/15/08	492
400	Province of Quebec Canada (Canada), 7.00%, 01/30/07 (c)	402
	Total Foreign Government Securities (Cost $2,417)	2,394
	Total Long-Term Investments (Cost $864,972)	859,385

SHARES
Short-Term Investment — 1.4%
	Investment Company — 1.4%
12,474	JPMorgan U.S. Government Money Market Fund (b) (Cost $12,474)	12,474

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 21.9%
	Asset Backed Securities — 1.1%
3,177	Countrywide Home Loans, FRN, 5.43%, 12/28/07	3,177
4,161	GSAA 2006-3, Class A1, FRN, 5.40%, 02/22/08	4,161
2,036	MABS, Series 2006-NC1, Series A1, FRN, 5.21%, 02/25/08	2,036
		9,374
	Certificates of Deposit — 3.7%
9,997	Bank of New York, FRN, 5.51%, 05/02/08	9,997
10,001	Calyon, New York, 5.30%, 10/03/06	10,001
5,000	Canadian Imperial Bank of Commerce, New York, FRN, 5.41%, 10/01/07	5,000
7,000	Skandi New York, FRN, 5.33%, 08/27/07	7,000
		31,998
	Commercial Papers — 1.9%
9,980	Bavaria TRR Corp., 5.29%, 09/07/06	9,980
6,970	Charta LLC, 5.28%, 09/21/06	6,970
		16,950
	Corporate Notes — 9.9%
13,000	Allstate Life Global Funding, FRN, 5.38%, 10/01/07	13,000
10,000	Bank of America, FRN, 5.31%, 11/07/06	10,000
8,500	Banque Federative Du Credit, FRN, 5.33%, 07/13/07	8,500
8,000	Beta Finance, Inc., FRN, 5.37%, 01/15/08	8,000
1,250	Citigroup Global Markets, Inc., FRN, 5.38%, 09/07/06	1,250
440	Citigroup Global Markets Holdings, Inc., FRN, 5.41%, 12/12/06	440
8,000	Dorada Finance Inc., FRN, 5.37%, 01/14/08	8,000
11,000	Goldman Sachs Group, Inc., FRN, 5.42%, 08/31/07	11,000
13,000	Lehman Holdings, FRN, 5.46%, 11/30/06	13,000
5,000	Links Finance LLC, FRN, 5.36%, 10/06/06	5,000
8,499	Macquarie Bank Ltd., FRN, 5.34%, 10/01/07	8,499
		86,689
	Funding Agreement — 1.1%
10,000	Beneficial Life Insurance Co., FRN, 5.45%, 11/30/06	10,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   99

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — Continued
	Repurchase Agreement — 2.0%
17,685	Bank of America Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $17,688, collateralized by U.S. Government Agency Mortgages.	17,685
	Time Deposits — 2.2%
10,000	Deutsche Bank N.Y., 5.34%, 02/20/07	10,000
9,500	Washington Mutual Grand Cayman, 5.29%, 09/20/06	9,500
		19,500
	Total Investments of Cash Collateral for Securities Loaned (Cost $192,196)	192,196
	Total Investments — 121.2% (Cost $1,069,642)	1,064,055
	Liabilities in Excess of Other Assets — (21.2)%	(186,001)
	NET ASSETS — 100.0%	$878,054

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.1%
	U.S. Government Agency Securities — 30.1%
	Federal Farm Credit Bank,
800	5.75%, 01/25/08	806
3,000	5.83%, 02/11/08	3,028
360	6.20%, 11/30/09	373
500	6.27%, 01/26/16	543
300	6.52%, 09/24/07	304
1,720	6.82%, 03/16/09	1,793
855	6.90%, 09/01/10	913
	Federal Home Loan Bank System,
16,000	2.45%, 03/23/07	15,747
250	5.49%, 12/22/08	252
8,000	5.61%, 02/11/09	8,092
5,000	5.75%, 05/15/12 (c)	5,179
1,265	5.93%, 04/09/08	1,281
675	6.20%, 06/02/09	694
1,000	6.50%, 11/13/09	1,042
100	7.03%, 07/14/09	105
690	7.38%, 02/12/10	739
1,509	New Valley Generation I, 7.30%, 03/15/19	1,662
	Total U.S. Government Agency Securities (Cost $42,810)	42,553
	U.S. Treasury Obligations — 66.0%
	U.S. Treasury Bond,
38,250	10.38%, 11/15/12 (c) (m)	40,666
	U.S. Treasury Notes,
10,000	2.50%, 10/31/06 (c)	9,957
3,730	3.13%, 05/15/07 (c)	3,680
18,000	3.50%, 02/15/10 (c)	17,312
6,000	4.00%, 04/15/10 (c)	5,861
4,000	4.00%, 11/15/12 (c)	3,849
10,000	4.75%, 03/31/11 (c)	10,018
2,000	6.25%, 02/15/07 (c)	2,010
	Total U.S. Treasury Obligations (Cost $96,777)	93,353
	Total Long-Term Investments (Cost $139,587)	135,906

SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
4,095	JPMorgan 100% U.S. Treasury Securities Money Market Fund (b) (Cost $4,095)	4,095

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities Loaned — 24.6%
	Repurchase Agreements — 24.6%
6,702	Bank of America Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $6,703, collateralized by U.S. Government Agency Mortgages	6,702
7,000	Bear Stearns, 5.31%, dated 08/31/06, due 09/01/06, repurchase price $7,001, collateralized by U.S. Government Agency Mortgages	7,000
7,000	Lehman Brothers Inc., 5.32%, dated 08/31/06, due 09/01/06, repurchase price $7,001, collateralized by U.S. Government Agency Mortgages	7,000
7,000	Morgan Stanley, 5.33%, dated 08/31/06, due 09/01/06, repurchase price $7,001, collateralized by U.S. Government Agency Mortgages	7,000
7,000	UBS Securities LLC, 5.32%, dated 08/31/06, due 09/01/06, repurchase price $7,001, collateralized by U.S. Government Agency Mortgages	7,000
	Total Investment of Cash Collateral for Securities Loaned (Cost $34,702)	34,702
	Total Investments — 123.6% (Cost $178,384)	$174,703
	Liabilities in Excess of Other Assets — (23.6)%	(33,321)
	NET ASSETS — 100.0%	$141,382

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   101

JPMorgan Ultra Short Duration Bond Fund
    (formerly JPMorgan Ultra Short Term Bond Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.6%
	Asset-Backed Securities — 15.1%
	ACE Securities Corp.,
11,710	Series 2001-HE1, Class M1, FRN, 6.83%, 11/20/31	11,717
4,303	Series 2002-HE3, Class M1, FRN, 6.52%, 10/25/32	4,322
427	Advanta Mortgage Loan Trust, Series 1999-4, Class A, FRN, 5.70%, 11/25/29	427
122	Aegis Asset-Backed Securities Trust, Series 2004-1, Class A, FRN, 5.67%, 04/25/34	122
592	American Residential Home Equity Loan Trust, Series 1998-1, Class M1, FRN, 6.00%, 05/25/29	592
2,377	AmeriCredit Automobile Receivables Trust, Series 2002-D, Class A4, 3.40%, 04/13/29	2,369
	Amortizing Residential Collateral Trust,
127	Series 2002-BC4, Class A, FRN, 5.61%, 07/25/22	127
9,571	Series 2002-BC6, Class M1, FRN, 6.07%, 08/25/32	9,612
8,640	Series 2002-BC9, Class M1, FRN, 6.42%, 12/25/32	8,649
	Amresco Residential Securities Mortgage Loan Trust,
497	Series 1997-1, Class M1A, FRN, 5.83%, 03/25/27	497
1,269	Series 1997-2, Class M1A, FRN, 5.88%, 06/25/27	1,270
4,615	Series 1998-1, Class M1A, FRN, 5.97%, 01/25/28	4,650
3,478	Series 1998-3, Class M1A, FRN, 5.95%, 09/25/28	3,479
5,000	Asset-Backed Securities Corp., Home Equity, Series 2003-HE7, Class M2, FRN, 7.08%, 12/15/33	5,120
4,891	Bayview Financial Acquisition Trust, Series 2003-F, Class A, FRN, 5.83%, 09/28/43	4,893
	Bear Stearns Asset-Backed Securities, Inc.,
5,958	Series 2003-SD1, Class A, FRN, 5.77%, 12/25/33	5,988
4,506	Series 2005-1, Class A, FRN, 5.67%, 03/25/35	4,512
	Capital One Master Trust,
2,000	Series 2001-1, Class C, FRN, 6.50%, 12/15/10 (e)	2,023
5,000	Series 2002-4A, Class C, FRN, 6.88%, 03/15/10 (e)	5,045
1,204	Centex Home Equity, Series 2002-A, Class MV1, FRN, 6.17%, 01/25/32	1,205
557	Chase Funding Loan Acquisition Trust, Series 2001-AD1, Class 2M1, FRN, 6.17%, 11/25/30	557
8,000	Citibank Credit Card Issuance Trust, Series 2002-C1, Class C1, FRN, 6.47%, 02/09/29	8,029
492	Conseco Finance, Series 2001-B, Class 1M1, 7.27%, 06/15/32	495
	Countrywide Asset-Backed Certificates,
667	Series 2002-1, Class A, FRN, 5.88%, 08/25/32	667
5,000	Series 2002-3, Class M1, FRN, 6.45%, 03/25/32	5,003
687	Series 2002-BC1, Class A, FRN, 5.98%, 03/25/32	687
948	Series 2002-BC2, Class A, FRN, 5.86%, 04/25/32	948
85	Series 2003-BC2, Class 2A1, FRN, 5.62%, 06/25/33	85
10,000	Series 2003-BC5, Class M1, FRN, 6.02%, 09/25/33	10,058
9,761	Series 2004-A, Class A, FRN, 5.56%, 04/15/30	9,769
5,797	Series 2005-E, Class 2A, FRN, 5.56%, 11/15/35	5,799
23,472	Series 2005-M, Class A1, FRN, 5.57%, 02/15/36	23,472
3,000	Credit-Based Asset Servicing and Securitization, Series 2004-CB2, Class M1, FRN, 5.84%, 07/25/33	3,008
	Crown CLO,
1,105	Series 2002-1A, Class A2, FRN, 6.06%, 01/22/13 (e)	1,105
5,000	Series 2002-1A, Class C, FRN, 7.51%, 01/22/13 (e)	5,013
	First Franklin Mortgage Loan Asset-Backed Certificates,
970	Series 2002-FF1, Class M1, FRN, 6.37%, 04/25/32	970
3,575	Series 2002-FF4, Class M1, FRN, 6.37%, 02/25/33	3,579
	Fleet Commercial Loan Master LLC,
4,500	Series 2002-1A, Class A2, FRN, 5.77%, 11/16/09 (e)	4,508
5,000	Series 2003-1A, Class A2, FRN, 5.77%, 11/16/10 (e)	5,013
8,000	GMAC Mortgage Corp., Loan Trust, Series 2002-HE, Class A3, FRN, 5.60%, 09/25/32	8,019
3,384	Greenpoint Mortgage Funding Trust, Series 2005-HE3, Class A, FRN, 5.51%, 09/15/30	3,386
1,584	Irwin Home Equity, Series 2004-1, Class 1A1, FRN, 5.64%, 12/25/24	1,586
526	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.00%, 05/25/28	524
5,000	MBNA Credit Card Master Note Trust, Series 2003-C2, Class C2, FRN, 6.93%, 06/15/10	5,097
5,219	Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1, FRN, 6.12%, 06/25/33	5,235
2,500	National City Credit Card Master Trust, Series 2002-1, Class B, FRN, 5.83%, 01/15/09	2,503
1,439	New Century Home Equity Loan Trust, Series 2003-5, Class AII, FRN, 5.72%, 11/25/33	1,444
7,000	Nomura Home Equity Loan, Inc., Series 2005-FM1, Class 2A3, FRN, 5.70%, 05/25/35	7,025
4,484	Option One Mortgage Loan Trust, Series 2002-4, Class M1, FRN, 6.22%, 07/25/32	4,486
	Residential Asset Mortgage Products, Inc.,
2,606	Series 2003-RS2, Class AII, FRN, 5.66%, 03/25/33	2,609
10,000	Series 2004-RS1, Class MII1, FRN, 6.00%, 01/25/34	10,001

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Asset-Backed Securities — Continued
	Residential Funding Mortgage Securities II,
4,657	Series 2001-HI2, Class AI7, SUB, 6.94%, 04/25/26	4,638
3,912	Series 2001-HI4, Class A7, SUB, 6.74%, 10/25/26	3,921
1,393	Series 2003-HS1, Class AII, FRN, 5.61%, 12/25/32	1,394
1,000	SLM Student Loan Trust, Series 1998-1, Class CTFS, FRN, 6.06%, 12/25/14	1,007
234	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, FRN, 5.67%, 04/25/33	234
349	Structured Asset Securities Corp., Series 2002-HF1, Class A, FRN, 5.62%, 01/25/33	351
1,514	Wachovia Asset Securitization, Inc., Series 2002-HE1, Class A, FRN, 5.70%, 09/27/32	1,517
	Total Asset-Backed Securities (Cost $229,925)	230,361
	Collateralized Mortgage Obligations — 55.2%
	Agency CMO — 27.4%
	Federal Home Loan Mortgage Corp.,
132	Series 1071, Class F, FRN, 6.33%, 04/15/21	132
117	Series 1343, Class LA, 8.00%, 08/15/22	118
112	Series 1370, Class JA, FRN, 6.52%, 09/15/22	112
102	Series 1379, Class W, FRN, 4.85%, 10/15/22	101
177	Series 1449, Class HA, 7.50%, 12/15/07	177
17	Series 1508, Class KA, FRN, 4.69%, 05/15/23	17
170	Series 1575, Class F, FRN, 6.38%, 08/15/08	170
99	Series 1600, Class FB, FRN, 4.37%, 10/15/08	99
508	Series 1604, Class MB, IF, 7.18%, 11/15/08	512
115	Series 1607, Class SA, IF, 10.23%, 10/15/13	126
1,026	Series 1625, Class SC, IF, 7.36%, 12/15/08	1,036
3,557	Series 1650, Class K, 6.50%, 01/15/24	3,669
1,631	Series 1689, Class M, PO, 03/15/24	1,336
705	Series 1771, Class PK, 8.00%, 02/15/25	729
1,277	Series 1974, Class ZA, 7.00%, 07/15/27	1,325
224	Series 1981, Class Z, 6.00%, 05/15/27	225
42	Series 2006, Class I, IO, 8.00%, 10/15/12	5
912	Series 2033, Class PR, PO, 03/15/24	739
1,014	Series 2057, Class PE, 6.75%, 05/15/28	1,037
6	Series 2193, Class PS, IF, IO, 8.00%, 12/15/25	—	(h)
189	Series 2261, Class ZY, 7.50%, 10/15/30	191
129	Series 2289, Class NA, VAR, 11.96%, 05/15/20	143
515	Series 2338, Class FN, FRN, 5.83%, 08/15/28	517
893	Series 2345, Class PQ, 6.50%, 08/15/16	914
284	Series 2366, Class VG, 6.00%, 06/15/11	285
909	Series 2416, Class SA, IF, 5.33%, 02/15/32	893
564	Series 2416, Class SH, IF, 5.34%, 02/17/32	573
259	Series 2477, Class FZ, FRN, 5.88%, 06/15/31	263
3,149	Series 2485, Class CB, 4.00%, 08/15/07	3,112
1,017	Series 2517, Class FE, FRN, 5.83%, 10/15/09	1,020
24,952	Series 2594, Class OF, FRN, 5.78%, 06/15/32 (m)	24,874
13,800	Series 2628, Class IP, IO, 4.50%, 10/15/16	1,647
11,426	Series 2649, Class FK, FRN, 5.88%, 07/15/33	11,403
5,000	Series 2661, Class FG, FRN, 5.78%, 03/15/17	5,046
7,455	Series 2666, Class OI, IO, 5.50%, 12/15/18	638
16,016	Series 2750, Class FG, FRN, 5.73%, 02/15/34	16,134
2,370	Series 2773, Class TB, 4.00%, 04/15/19	2,110
4,784	Series 2927, Class GA, 5.50%, 10/15/34	4,780
5,000	Series 2929, Class PC, 5.00%, 01/15/28	4,914
4,736	Series 3085, Class VS, IF, 7.40%, 12/15/35	5,159
5,000	Series 3114, Class KB, 5.00%, 09/15/27	4,885
49,675	Series R008, Class FK, FRN, 5.73%, 07/15/23	49,709
	Federal Home Loan Mortgage Corp., Structured Pass Through Securities,
289	Series T-51, Class 1A, PO, 09/25/42	240
5,221	Series T-51, Class 1A, VAR, 6.50%, 09/25/43	5,307
2,087	Series T-54, Class 2A, 6.50%, 02/25/43	2,103
4,621	Series T-54, Class 4A, FRN, 5.53%, 02/25/43	4,647
3,766	Federal Home Loan Mortgage Corp., Government National Mortgage Association, Series 1, Class S, IF, IO, 3.59%, 10/25/22	389
	Federal National Mortgage Association,
9,315	Series 343, Class 23, IO, 4.00%, 10/01/18	1,334
14,913	Series 343, Class 27, IO, 4.50%, 01/01/19	2,288
137	Series 1988-15, Class B, FRN, 5.89%, 06/25/18	138
11	Series 1989-77, Class J, 8.75%, 11/25/19	11
4	Series 1989-89, Class H, 9.00%, 11/25/19	4
322	Series 1990-64, Class Z, 10.00%, 06/25/20	356
842	Series 1990-145, Class A, FRN, 5.38%, 12/25/20 (m)	840
449	Series 1991-142, Class PL, 8.00%, 10/25/21	475
44	Series 1991-150, Class G, 8.00%, 11/25/06	44
551	Series 1991-156, Class F, FRN, 6.64%, 11/25/21	561
1	Series 1992-91, Class SQ, HB, IF, 4,166.40%, 05/25/22	147
1,183	Series 1992-112, Class GB, 7.00%, 07/25/22	1,225
17	Series 1992-154, Class SA, IF, IO, 5.40%, 08/25/22	2
471	Series 1992-179, Class FB, FRN, 6.84%, 10/25/07	474
83	Series 1992-187, Class FA, FRN, 4.89%, 10/25/27	82
141	Series 1992-190, Class F, FRN, 6.70%, 11/25/07	141
990	Series 1993-110, Class H, 6.50%, 05/25/23	1,013

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   103

JPMorgan Ultra Short Duration Bond Fund
    (formerly JPMorgan Ultra Short Term Bond Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Agency CMO — Continued
127	Series 1993-119, Class H, 6.50%, 07/25/23	130
990	Series 1993-146, Class E, PO, 05/25/23	805
433	Series 1993-165, Class FH, FRN, 6.49%, 09/25/23	447
422	Series 1993-186, Class F, FRN, 4.89%, 09/25/08	419
95	Series 1993-197, Class SC, IF, 8.30%, 10/25/08	97
519	Series 1993-27, Class S, IF, 1.74%, 02/25/23	467
31	Series 1993-93, Class FC, FRN, 4.94%, 05/25/08	31
1,575	Series 1994-30, Class JA, 5.00%, 07/25/23	1,564
1,988	Series 1994-62, Class PH, 6.90%, 11/25/23	2,007
15	Series 1994-89, Class FA, FRN, 5.79%, 03/25/09	15
2,302	Series 1997-46, Class PT, 7.00%, 07/18/12	2,348
262	Series 1997-74, Class E, 7.50%, 10/20/27	276
4,779	Series 2001-9, Class F, FRN, 5.58%, 02/17/31	4,797
1,723	Series 2001-33, Class ID, IO, 6.00%, 07/25/31	386
1,115	Series 2002-18, Class PC, 5.50%, 04/25/17	1,121
4,635	Series 2002-27, Class FW, FRN, 5.82%, 05/25/09	4,655
8,596	Series 2002-77, Class FY, FRN, 5.72%, 12/25/17	8,662
892	Series 2002-79, PO, 04/25/09	843
4,988	Series 2002-92, Class FB, FRN, 5.97%, 04/25/30	5,046
13,590	Series 2003-17, Class FN, FRN, 5.62%, 03/25/18	13,650
7,274	Series 2003-19, Class VA, 5.50%, 09/25/10	7,290
627	Series 2003-21, Class FK, FRN, 5.72%, 03/25/33	633
19,745	Series 2003-34, Class BS, IF, IO, 2.33%, 05/25/22	1,280
5,000	Series 2003-35, Class MD, 5.00%, 11/25/16	4,925
5,174	Series 2003-60, Class SA, IF, IO, 2.33%, 07/25/21	303
9,807	Series 2003-60, Class SB, IF, IO, 2.33%, 07/25/21	573
8,750	Series 2003-70, Class BE, 3.50%, 12/25/25	8,349
2,809	Series 2003-72, Class JF, FRN, 5.72%, 08/25/33	2,795
18,786	Series 2003-87, Class HF, FRN, 5.72%, 03/25/16 (m)	18,878
6,915	Series 2004-17, Class BF, FRN, 5.67%, 01/25/34	6,861
10,138	Series 2004-33, Class FW, FRN, 5.72%, 08/25/25	10,173
10,440	Series 2004-54, Class FL, FRN, 5.72%, 07/25/34	10,498
49,461	Series 2006-51, Class FP, FRN, 5.67%, 03/25/36	49,556
371	Series G92-44, Class ZQ, 8.00%, 07/25/22	392
5,036	Series G94-9, Class PJ, 6.50%, 08/17/24	5,202
	Federal National Mortgage Association Grantor Trust,
2,436	Series FN, 2001-T8, Class A1, 7.50%, 07/25/41	2,524
5,698	Series FN, 2002-T6, Class A4, FRN, 5.58%, 03/25/41	5,757
3,458	Series 2004-T1, Class 1A2, 6.50%, 01/25/44	3,529
	Federal National Mortgage Association Whole Loan,
1,289	Series 2003-W1, Class 2A, 7.50%, 12/25/42	1,337
8,963	Series 2003-W4, Class 5A, FRN, 5.77%, 10/25/42	9,167
8,422	Series 2003-W15, Class 3A, FRN, 5.56%, 12/25/42	8,582
2,911	Series 2004-W2, Class 1A3F, FRN, 5.67%, 02/25/44	2,909
4,436	Series 2004-W2, Class 4A, FRN, 5.68%, 02/25/44	4,524
6,057	Series 2005-W1, Class 1A2, 6.50%, 10/25/44	6,126
	Government National Mortgage Association,
3,026	Series 1999-27, Class ZA, 7.50%, 04/17/29	3,155
95	Series 2000-35, Class F, FRN, 5.88%, 12/16/25	96
1,988	Series 2002-31, Class FC, FRN, 5.58%, 09/26/21	1,994
12,423	Series 2003-21, Class PI, IO, 5.50%, 06/20/32	2,028
59,475	Series 2003-59, Class XA, IO, VAR, 0.97%, 06/16/34	5,159
6,874	Series 2003-105, Class A, 4.50%, 11/16/27	6,719
6,042	Series 2004-11, Class PC, 3.00%, 02/20/34	5,779
		417,555
	Non-Agency CMO — 27.8%
9,142	Banc of America Funding Corp., Series 2005-E, Class 5A1, VAR, 4.97%, 05/20/35	8,961
	Banc of America Mortgage Securities,
267	Series 2003-5, Class 2A8, FRN, 5.77%, 07/25/18	269
9,101	Series 2005-A, Class 3A1, FRN, 5.05%, 02/25/35 (e)	8,932
5,000	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-4, Class A5, VAR, 3.51%, 06/25/34	4,813
2,635	Bear Stearns Asset-Backed Securities, Inc., Series 2004-AC6, Class M1, FRN, 5.99%, 11/25/34	2,647
	BHN II Mortgage Trust,
24	Series 1997-2, Class A2, 7.54%, 05/31/17 (d) (i)	1
224	Zero Coupon, 03/25/11 (d) (i)	6
7,523	Cendant Mortgage Corp., Series 2003-8, Class 1A2, 5.25%, 10/25/33	7,443
3,471	Chase Mortgage Finance Corp., Series 2003-S7, Class A4, FRN, 5.72%, 08/25/18	3,470
393	Citicorp Mortgage Securities, Inc., Series 1988-17, Class A1, VAR, 5.58%, 11/25/18	392
119	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	100
6,459	Countrywide Alternative Loan Trust, Series 2004-33, Class 3A3, VAR, 4.78%, 12/25/34	6,365

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
	Countrywide Home Loan Mortgage Pass-Through Trust,
5,327	Series 2003-21, Class A1, FRN, 4.08%, 05/25/33	5,237
4,285	Series 2004-HYB8, Class 1A1, FRN, 5.68%, 01/20/35	4,300
3,093	Series 2005-1, Class 1A2, FRN, 5.67%, 03/25/35	3,102
10,763	Series 2005-1, Class 2A1, FRN, 5.61%, 03/25/35	10,800
	CS First Boston Mortgage Securities Corp.,
341	Series 2002-AR2, Class 1B2, VAR, 5.90%, 02/25/32	340
8,720	Series 2003-AR24, Class 2A4, VAR, 4.02%, 10/25/33	8,577
3,233	Series 2004-5, Class 1A8, 6.00%, 09/25/34	3,233
3,334	Series 2005-4, Class 3A16, 5.50%, 06/25/35	3,334
	First Horizon Alternative Mortgage Securities,
2,292	Series 2005-AA7, Class 1A2, FRN, 5.40%, 09/25/35	2,301
5,960	Series 2005-FA10, Class 2A1, 5.25%, 12/25/20	5,911
5,093	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, FRN, 4.92%, 02/25/35	5,040
	First Republic Mortgage Loan Trust,
597	Series 2000-FRB1, Class B1, FRN, 5.82%, 06/25/30	598
3,165	Series 2000-FRB2, Class A1, FRN, 5.58%, 11/15/30	3,145
	GSR Mortgage Loan Trust,
4,376	Series 2003-3F, Class 3A2, FRN, 5.72%, 04/25/33	4,383
11,861	Series 2004-10F, Class 7A1, 5.50%, 09/25/34	11,734
	Impac CMB Trust,
389	Series 2003-3, Class M1, FRN, 6.17%, 03/25/33	390
1,783	Series 2003-12, Class M1, FRN, 6.30%, 12/25/33	1,784
876	Series 2004-1, Class A1, FRN, 5.98%, 03/25/34	881
438	Series 2004-1, Class A2, FRN, 6.22%, 03/25/34	441
7,670	Series 2004-3, Class 3A, FRN, 5.64%, 03/25/34	7,671
1,508	Series 2004-3, Class M2, FRN, 5.84%, 06/25/34	1,509
3,383	Series 2004-6, Class 1A2, FRN, 5.71%, 10/25/34	3,391
9,619	Series 2005-5, Class A1, FRN, 5.64%, 08/25/35	9,629
2,092	JPMorgan Mortgage Trust, Series 2003-A1, Class 1A1, FRN, 4.36%, 10/25/33	2,034
	MASTR Adjustable Rate Mortgages Trust
429	Series 2003-3, Class 3A3, VAR, 4.77%, 09/25/33	428
14,756	Series 2003-5, Class 5A1, VAR, 4.20%, 10/25/33	14,324
444	Series 2004-2, Class 3A1, FRN, 5.71%, 03/25/34	445
2,856	Series 2004-7, Class 6A1, FRN, 5.76%, 08/25/34	2,875
5,712	Series 2004-13, Class 2A1, FRN, 3.82%, 04/21/34	5,558
4,500	Series 2004-13, Class 3A7B, FRN, 3.24%, 11/21/34	4,224
	MASTR Asset Securitization Trust,
13,697	Series 2003-12, Class 2A1, 4.50%, 12/25/13	13,372
3,941	Series 2004-6, Class 4A1, 5.00%, 07/25/19	3,826
3,020	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, FRN, 5.72%, 02/25/33	3,029
	Mellon Residential Funding Corp.,
4,261	Series 2001-TBC1, Class B1, FRN, 6.21%, 11/15/31	4,295
824	Series 2002-TBC1, Class B1, FRN, 6.33%, 09/15/30	826
412	Series 2002-TBC1, Class B2, FRN, 6.73%, 09/15/30	413
2,834	Series 2002-TBC2, Class B1, FRN, 6.18%, 08/15/32	2,854
856	Merrill Lynch Trust, Series 47, Class Z, 8.99%, 10/20/20	908
	MLCC Mortgage Investors, Inc.,
4,249	Series 2004-1, Class 2A3, VAR, 4.73%, 12/25/34	4,183
10,169	Series 2004-D, Class A1, FRN, 5.65%, 08/25/29	10,183
	Morgan Stanley Dean Witter Capital I,
3,868	Series 2003-HYB1, Class A4, FRN, 4.20%, 03/25/2033	3,835
2,859	Series 2003-HYB1, Class B1, FRN, 4.25%, 03/25/2033	2,796
	Morgan Stanley Mortgage Loan Trust,
2,799	Series 2004-5AR, Class 3A3, VAR, 4.43%, 07/25/34	2,720
6,000	Series 2004-5AR, Class 3A5, VAR, 4.43%, 07/25/34	5,884
7,838	Series 2004-11AR, Class 1A2A, FRN, 5.63%, 01/25/35	7,838
	Nomura Asset Acceptance Corp.,
1,599	Series 2003-A3, Class A1, SUB, 5.00%, 08/25/33	1,550
824	Series 2004-AR1, Class 5A1, FRN, 5.70%, 08/25/34	825
8,870	Series 2004-R1, Class A1, 6.50%, 03/25/34 (e)	9,034
6,045	Series 2004-R3, Class AF, FRN, 5.77%, 02/25/35 (e)	6,050
2,232	Series 2005-AR1, Class 2A1, FRN, 5.60%, 02/25/35	2,233
4,301	Prime Mortgage Trust, Series 2005-3, Class A1, 4.75%, 08/25/20	4,192
	Residential Accredit Loans, Inc.,
6,090	Series 2004-QS3, Class CB, 5.00%, 03/25/19	5,917
3,412	Series 2004-QS6, Class A1, 5.00%, 05/25/19	3,349

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   105

JPMorgan Ultra Short Duration Bond Fund
    (formerly JPMorgan Ultra Short Term Bond Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Non-Agency CMO — Continued
4,500	Residential Funding Mortgage Securities I, Series 2005-SA2, Class 2A2, VAR, 4.96%, 06/25/35	4,487
25	Salomon Brothers Mortgage Securities VII, Series 2000-UP1, Class A2, 8.00%, 09/25/30	25
100	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.25%, 12/25/23	100
	Sequoia Mortgage Trust,
940	Series 11, Class A, FRN, 5.77%, 12/20/32	942
1,261	Series 12, Class A, FRN, 5.77%, 01/20/33	1,262
1,720	Series 2003-3, Class A2, FRN, 5.88%, 07/20/33	1,722
	Structured Asset Mortgage Investments, Inc.,
5,728	Series 2002-AR2, Class A3, FRN, 5.83%, 07/19/32	5,741
1,213	Series 2004-AR1, Class 1A1, FRN, 5.68%, 03/19/34	1,197
	Structured Asset Securities Corp.,
—(h)	Series 2001-8A, Class 1A1, 8.00%, 05/25/31	—	(h)
5,539	Series 2003-8, Class 2A9, FRN, 5.82%, 04/25/33	5,559
4,701	Series 2003-40A, Class 4A, VAR, 5.38%, 01/25/34	4,708
8,625	Thornburg Mortgage Securities Trust, Series 2004-2, Class A4, FRN, 5.67%, 06/25/44	8,649
	Washington Mutual, Inc.,
3,171	Series 2002-AR15, Class A5, VAR, 4.38%, 12/25/32	3,128
3,988	Series 2003-AR3, Class A5, VAR, 3.93%, 04/25/33	3,912
4,708	Series 2003-S12, Class 2A, 4.75%, 11/25/18	4,530
12,969	Series 2004-AR3, Class A1, VAR, 3.92%, 06/25/34	12,554
5,822	Series 2004-AR11, Class A, VAR, 4.58%, 10/25/34	5,718
10,170	Series 2004-AR14, Class A1, VAR, 4.26%, 01/25/35	9,956
	Wells Fargo Mortgage-Backed Securities Trust,
4,604	Series 2003-F, Class A1, FRN, 4.89%, 06/25/33	4,479
8,938	Series 2003-K, Class 1A2, FRN, 4.49%, 11/25/33	8,494
28,900	Series 2003-K, Class 2A2, FRN, 4.52%, 11/25/33	28,226
6,095	Series 2004-2, Class A1, 5.00%, 01/25/19	5,918
8,028	Series 2004-7, Class 2A2, 5.00%, 07/25/19	7,825
2,686	Series 2004-8, Class A1, 5.00%, 08/25/19	2,621
7,421	Series 2004-EE, Class 3A1, FRN, 3.99%, 12/25/34	7,278
3,397	Series 2004-H, Class A2, FRN, 4.52%, 06/25/34	3,284
10,000	Series 2004-S, Class A4, FRN, 3.54%, 09/25/34	9,788
		423,233
	Total Collateralized Mortgage Obligations (Cost $850,657)	840,788
	Commercial Mortgage-Backed Securities — 2.9%
2,500	Banc of America Large Loan, Series 2004-BBA4, Class D, FRN, 5.71%, 06/15/18 (e)	2,499
	Bayview Commercial Asset Trust,
12,589	Series 2004-1, Class A, FRN, 5.68%, 04/25/34 (e)	12,613
3,175	Series 2004-3, Class A2, FRN, 5.74%, 01/25/35 (e)	3,179
9,157	Series 2005-2A, Class A2, FRN, 5.67%, 08/25/35 (e)	9,184
1,831	Series 2005-2A, Class M1, FRN, 5.75%, 08/25/35 (e)	1,840
3,000	Bear Stearns Commercial Mortgage Securities, Series 2004-BA5A, Class E, FRN, 5.77%, 09/15/19 (e)	3,002
5,165	CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A2, 6.26%, 12/18/35	5,204
1,024	FFCA Secured Lending Corp., Series 1999-1A, Class B2, FRN, 6.33%, 09/18/25 (e)	988
5,000	Morgan Stanley Capital I, Series 2003-T11, Class A2, 4.34%, 06/13/41	4,876
474	Nationslink Funding Corp., Series 1999-SL, Class A1V, FRN, 5.72%, 11/10/30	474
	Total Commercial Mortgage-Backed Securities (Cost $44,080)	43,859
	Corporate Bonds — 1.6%
	Airlines — 0.2%
3,632	American Airlines, Inc., FRN, 6.07%, 09/23/07	3,643
	Capital Markets — 0.8%
6,355	Lehman Brothers Holdings, Inc., Series 1, FRN, 5.97%, 02/17/15	6,020
5,000	Merrill Lynch & Co., Inc., VAR, 6.25%, 10/01/14	4,431
1,150	Morgan Stanley, 5.80%, 04/01/07	1,152
		11,603
	Commercial Banks — 0.4%
	Popular North America, Inc.,
4,000	4.25%, 04/01/08	3,919
1,250	6.13%, 10/15/06	1,251
1,195	UnionBanCal Corp., 5.75%, 12/01/06	1,193
		6,363
	Consumer Finance — 0.1%
1,000	HSBC Finance Corp., 7.88%, 03/01/07	1,011
350	SLM Corp., FRN, 6.29%, 01/31/14	334
		1,345
	Electric Utilities — 0.1%
400	DTE Energy Co., 7.05%, 06/01/11	422
400	Exelon Generation Co. LLC, 6.95%, 06/15/11	422
		844

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 0.0% (g)
400	MGIC Investment Corp., 6.00%, 03/15/07	401
	Total Corporate Bonds (Cost $25,200)	24,199
	Mortgage Pass-Through Securities — 17.5%
	Federal Home Loan Mortgage Corp., Gold Pools,
6,521	5.00%, 09/01/12	6,469
6,374	5.50%, 09/01/12 – 10/01/12	6,387
16,839	6.00%, 11/01/08 – 08/01/34 (m)	16,983
7,507	6.50%, 09/01/10 – 04/01/32 (m)	7,617
779	7.00%, 04/01/09 – 08/01/11 (m)	786
265	7.50%, 08/01/09 – 05/01/28	269
718	8.00%, 12/01/09 – 07/1/28	748
167	8.50%, 07/01/28	180
100	9.00%, 02/01/25	108
	Federal Home Loan Mortgage Corp., Conventional Pools,
26	ARM, 4.47%, 03/01/18	26
108	ARM, 4.83%, 08/01/18	107
180	ARM, 4.84%, 07/01/30	179
54	ARM, 4.87%, 02/01/19	54
48	ARM, 5.13%, 01/01/21	48
190	ARM, 5.15%, 06/01/30	190
2,135	ARM, 5.22%, 01/01/20	2,149
10	ARM, 5.29%, 11/01/18	10
153	ARM, 5.32%, 06/01/18	155
63	ARM, 5.37%, 11/01/27	63
50	ARM, 5.53%, 08/01/19	50
216	ARM, 5.54%, 10/01/29	219
308	ARM, 5.74%, 01/01/30	313
444	ARM, 5.77%, 12/01/26	451
659	ARM, 5.97%, 09/15/06	672
540	ARM, 6.00%, 09/15/06 – 06/01/22 (m)	546
173	ARM, 6.12%, 01/01/27	176
400	ARM, 6.20%, 02/01/23	408
391	ARM, 6.28%, 12/01/29	398
67	ARM, 6.31%, 05/01/18	69
272	ARM, 6.32%, 07/01/28	276
297	ARM, 6.33%, 07/01/30	303
1,759	ARM, 6.47%, 04/01/32 (m)	1,792
5,163	ARM, 6.48%, 01/01/23	5,255
2,635	ARM, 6.49%, 04/01/30	2,682
242	ARM, 6.51%, 04/01/30	247
884	ARM, 6.53%, 12/01/27	900
943	ARM, 6.55%, 01/01/23	955
2,278	ARM, 6.56%, 08/01/27 (m)	2,318
701	ARM, 6.61%, 04/01/24	711
173	ARM, 6.77%, 02/01/19	175
—(h)	ARM, 6.78%, 02/01/19	—	(h)
88	ARM, 7.28%, 11/01/28	89
	Federal National Mortgage Association, Various Pools,
28,611	4.50%, 01/01/13 – 03/01/19	27,832
19,071	5.00%, 11/01/12 – 11/01/13	18,884
45,929	5.50%, 01/01/12 – 11/01/34	45,388
1,170	6.50%, 09/01/08 – 11/01/31 (m)	1,188
6,030	7.00%, 01/01/08 – 03/01/27 (m)	6,194
141	7.25%, 09/01/22	144
703	7.50%, 08/01/10 – 10/01/30	721
1,275	8.00%, 09/01/12 – 11/01/27	1,333
384	8.50%, 11/01/14 – 10/01/24	402
92	9.00%, 08/01/21 – 11/01/30	99
115	12.00%, 11/01/30	130
1,500	ARM, 4.03%, 06/01/34	1,474
9,206	ARM, 4.08%, 04/01/33	8,992
12,731	ARM, 4.26%, 11/01/16	12,618
81	ARM, 4.27%, 07/01/27	81
20	ARM, 4.39%, 09/01/24	20
215	ARM, 4.47%, 09/01/17	214
83	ARM, 4.50%, 10/01/16	83
104	ARM, 4.61%, 06/01/20	104
88	ARM, 4.73%, 06/01/29	88
119	ARM, 4.80%, 08/01/19	120
207	ARM, 4.83%, 03/01/33	207
292	ARM, 4.85%, 06/01/17	293
70	ARM, 4.88%, 01/01/29	70
471	ARM, 4.95%, 06/01/15	478
7	ARM, 4.98%, 02/01/34	7
1,471	ARM, 4.99%, 04/01/19	1,440
56	ARM, 5.00%, 11/01/18	57
467	ARM, 5.01%, 11/01/29	467
40	ARM, 5.10%, 01/01/28	40
848	ARM, 5.12%, 01/01/28	851
71	ARM, 5.13%, 05/01/20	72
88	ARM, 5.23%, 08/01/19	89
553	ARM, 5.24%, 03/01/17	559
27	ARM, 5.25%, 08/01/18	27
126	ARM, 5.33%, 03/01/28	126
587	ARM, 5.34%, 03/01/15	587
867	ARM, 5.47%, 05/01/35	867
2,713	ARM, 5.53%, 01/01/16	2,730

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   107

JPMorgan Ultra Short Duration Bond Fund
    (formerly JPMorgan Ultra Short Term Bond Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Mortgage Pass-Through Securities — Continued
14	ARM, 5.58%, 10/01/14	14
228	ARM, 5.59%, 12/01/28	231
552	ARM, 5.63%, 04/01/19	556
132	ARM, 5.72%, 08/01/15	133
3,394	ARM, 5.77%, 11/01/18 (m)	3,382
1,186	ARM, 5.95%, 11/01/18	1,190
264	ARM, 6.08%, 04/01/21	266
268	ARM, 6.09%, 12/01/20	271
442	ARM, 6.10%, 05/01/31	446
225	ARM, 6.21%, 11/01/30	228
76	ARM, 6.22%, 04/01/24	77
413	ARM, 6.34%, 07/01/27	417
31	ARM, 6.36%, 07/01/25	31
52	ARM, 6.38%, 06/01/18	53
67	ARM, 6.46%, 11/01/21	68
6,066	ARM, 6.47%, 01/01/31 (m)	6,188
2,938	ARM, 6.48%, 01/01/25	3,004
259	ARM, 6.50%, 01/01/20	258
38	ARM, 6.54%, 04/01/30	38
76	ARM, 6.58%, 02/01/31	77
655	ARM, 6.59%, 07/01/20 (m)	657
632	ARM, 6.63%, 11/01/28	644
189	ARM, 6.64%, 05/01/18	194
16	ARM, 6.74%, 05/01/31	16
237	ARM, 6.79%, 06/01/26	240
126	ARM, 6.85%, 11/01/23	129
229	ARM, 6.90%, 03/01/38	231
118	ARM, 7.08%, 07/01/30	120
18	ARM, 7.16%, 07/01/30	18
1,298	ARM, 7.18%, 08/01/26	1,327
60	ARM, 7.78%, 05/01/30	60
	Government National Mortgage Association, Various Pools,
228	7.00%, 06/15/24	235
288	7.25%, 08/20/22 – 03/20/23	296
353	7.40%, 10/20/21 – 03/20/22	363
65	7.50%, 10/20/23	67
192	7.85%, 12/20/20 – 12/20/21	201
320	8.00%, 07/20/25 – 10/15/27	338
98	9.00%, 11/15/24	106
867	9.50%, 07/15/25	945
8,616	ARM, 4.75%, 07/20/17 – 09/20/27 (m)	8,661
345	ARM, 5.00%, 08/20/19 – 07/20/33	349
9,853	ARM, 5.12%, 12/20/16 – 12/20/29	9,917
1,419	ARM, 5.25%, 08/20/18 – 03/20/28	1,421
19,840	ARM, 5.37%, 07/20/15 – 05/20/29	19,922
4,341	ARM, 5.50%, 02/20/18 – 04/20/32	4,357
1,228	ARM, 5.63%, 01/20/16 – 03/20/18	1,236
	Total Mortgage Pass-Through Securities (Cost $269,206)	265,587
	U.S. Government Agency Securities — 0.3%
5,000	Federal National Mortgage Association, FRN, 5.31%, 02/17/09 (Cost $5,000)	4,862
	Total Long-Term Investments (Cost $1,424,068)	1,409,656

SHARES
Short-Term Investment — 7.6%
	Investment Company — 7.6%
116,219	JPMorgan Liquid Assets Money Market Fund (b) (Cost $116,219)	116,219
	Total Investments — 100.2% (Cost $1,540,287)	1,525,875
	Liabilities in Excess of Other Assets — (0.2)%	(3,482)
	NET ASSETS — 100.0%	1,522,393

Percentages indicated are based on net assets.

Futures Contracts
(Amounts in thousands, except for number of contracts)

NUMBER OF CONTRACTS	Description	Expiration Date	Notional Value at 08/31/06 (USD)	Unrealized (Depreciation) (USD)
	Short Futures Outstanding
(139)	5 Year U.S. Treasury Notes	December, 2006	$(14,610)	$(60)
(292)	10 Year U.S. Treasury Notes	December, 2006	(31,354)	(179)
				$(239)

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

JPMorgan Income Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc., or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(d)—	Defaulted security.

(e)—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f)—	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands):

	Market Value		Percentage
JPMorgan Core Plus Bond Fund	$340		0.0%(g)
JPMorgan High Yield Bond Fund	3,450		0.3
JPMorgan Intermediate Bond Fund	—	(h)	0.0	(g)

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand.

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, TBA, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

ARM—	Adjustable Rate Mortgage

CMO—	Collateralized Mortgage Obligation

FRN—	Floating Rate Note. The rate shown is the rate in effect as of August 31, 2006.

GO—	General Obligation

HB—	High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit (REMIC) trust and allocating them to the small principal of the HB class.

IF—	Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

IO—	Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities exceed yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

PO—	Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

STRIPS—	Separate Trading of Registered Interest and Principal Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB—	Step-Up Bond. The rate shown is the rate in effect as of August 31, 2006.

TBA—	To Be Announced

VAR—	Variable. The interest rate shown is the rate in effect at August 31, 2006.

CURRENCIES:

CAD—	Canadian Dollar.

DKK—	Danish Krone.

EUR—	Euro.

GBP—	British Pound.

NZD—	New Zealand Dollar

USD—	United States Dollar.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   109

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund		High Yield Bond Fund
ASSETS:
Investments in non-affiliates, at value	$3,649,709	$1,064,145	$973,174		$1,357,064
Investments in affiliates, at value	208,376	34,656	82,036		3,246
Repurchase agreements, at value	16,208	12,277	167,138		30,124
Total investment securities, at value	3,874,293	1,111,078	1,222,348		1,390,434
Cash	485	89	—	(b)	11,665
Receivables:
Investment securities sold	5,630	1,581	51		14,722
Fund shares sold	17,991	497	51,972		3,669
Interest and dividends	20,805	8,674	4,645		20,624
Prepaid expenses and other assets	30	8	6		6
Total Assets	3,919,234	1,121,927	1,279,022		1,441,120

LIABILITIES:
Payables:
Dividends	6,810	1,936	2,155		4,202
Investment securities purchased	—	—	23,230		9,111
Collateral for securities lending program	230,827	118,705	167,138		269,214
Fund shares redeemed	7,762	1,134	1,613		1,397
Unrealized depreciation on forward foreign currency exchange contracts	—	48	—		—
Accrued liabilities:
Investment advisory fees	918	258	241		636
Administration fees	123	82	63		96
Shareholder servicing fees	471	177	24		63
Distribution fees	173	19	85		50
Custodian and accounting fees	66	21	19		13
Trustees’ and Officers’ fees	40	4	8		13
Other	575	183	218		173
Total Liabilities	247,765	122,567	194,794		284,968
Net Assets	$3,671,469	$999,360	$1,084,228		$1,156,152

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
NET ASSETS:
Paid in capital	$3,780,890	$1,000,241	$1,079,324	$1,163,606
Accumulated undistributed (distributions in excess of) net investment income	(467)	39	(194)	(63)
Accumulated net realized gains (losses)	(50,686)	(12,188)	(7,438)	6,724
Net unrealized appreciation (depreciation)	(58,268)	11,268	12,536	(14,115)
Total Net Assets	$3,671,469	$999,360	$1,084,228	$1,156,152

Net Assets:
Class A	$438,094	$53,458	$152,350	$60,025
Class B	75,272	8,515	61,534	33,572
Class C	55,793	3,093	20,845	24,369
R Class	14,547	—	—	2,343
Select Class	2,395,652	922,058	849,499	977,566
Ultra	692,111	12,236	—	58,277
Total	$3,671,469	$999,360	$1,084,228	$1,156,152

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	41,570	6,960	15,173	7,300
Class B	7,151	1,104	6,134	4,079
Class C	5,269	401	2,080	2,960
R Class	1,382	—	—	284
Select Class	227,514	120,051	84,678	118,654
Ultra	65,727	1,593	—	7,078

Net Asset Value:
Class A — Redemption price per share	$10.54	$7.68	$10.04	$8.22
Class B — Offering price per share (a)	10.53	7.71	10.03	8.23
Class C — Offering price per share (a)	10.59	7.72	10.02	8.23
R Class — Offering and redemption price per share	10.52	—	—	8.24
Select Class — Offering and redemption price per share	10.53	7.68	10.03	8.24
Ultra — Offering and redemption price per share	10.53	7.68	—	8.23
Class A Maximum sales charge	3.75%	3.75%	3.75%	3.75%
Class A Maximum public offering price per share (net asset value per share/100% — maximum sales charge)	$10.95	$7.98	$10.43	$8.54

Cost of investments	$3,932,561	$1,099,764	$1,209,812	$1,404,549
Market value of securities on loan	228,001	116,921	164,659	265,728

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund		Ultra Short Duration Bond Fund(a)
ASSETS:
Investments in non-affiliates, at value	$1,232,447	$1,282,634	$1,033,896	$135,906		$1,409,656
Investments in affiliates, at value	25,093	101,315	12,474	4,095		116,219
Repurchase agreements, at value	6,829	5,636	17,685	34,702		—
Total investment securities, at value	1,264,369	1,389,585	1,064,055	174,703		1,525,875
Cash	19	83	—	—	(c)	—
Deposits with broker for open futures contracts	—	—	—	—		1,000
Receivables:
Investment securities sold	45	141	189	—		350
Fund shares sold	2,364	6,448	1,364	336		1,669
Interest and dividends	8,609	5,921	8,354	2,195		5,480
Prepaid expenses and other assets	11	7	7	1		12
Total Assets	1,275,417	1,402,185	1,073,969	177,235		1,534,386

LIABILITIES:
Payables:
Due to custodian	—	—	2	—		3
Dividends	2,950	1,333	1,687	260		2,098
Investment securities purchased	—	3,628	385	—		—
Collateral for securities lending program	97,547	11,786	192,196	34,702		—
Fund shares redeemed	3,460	45	1,134	797		8,905
Variation margin on futures contracts	—	—	—	—		90
Accrued liabilities:
Investment advisory fees	296	237	152	36		203
Administration fees	37	26	34	5		50
Shareholder servicing fees	170	14	109	—		182
Distribution fees	102	3	48	24		235
Custodian and accounting fees	23	27	21	6		38
Trustees’ and Officers’ fees	5	4	4	—	(c)	8
Other	267	23	143	23		181
Total liabilities	104,857	17,126	195,915	35,853		11,993
Net Assets	$1,170,560	$1,385,059	$878,054	$141,382		$1,522,393

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Duration Bond Fund(a)
NET ASSETS:
Paid in capital	$1,214,753	$1,421,767	$893,049	$147,425	$1,566,836
Accumulated undistributed (distributions in excess of) net investment income	(84)	2	— (c)	(6)	(2,921)
Accumulated net realized gains (losses)	(19,636)	(16,113)	(9,408)	(2,356)	(26,871)
Net unrealized appreciation (depreciation)	(24,473)	(20,597)	(5,587)	(3,681)	(14,651)
Total Net Assets	$1,170,560	$1,385,059	$878,054	$141,382	$1,522,393

Net Assets:
Class A	$131,651	$13,283	$85,733	$71,020	$161,607
Class B	69,693	—	18,789	13,593	40,374
Class C	45,936	—	26,512	—	265,367
Select Class	813,293	102,235	372,937	56,769	593,342
Ultra	109,987	1,269,541	374,083	—	461,703
Total	$1,170,560	$1,385,059	$878,054	$141,382	$1,522,393

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,791	1,262	8,188	7,308	16,605
Class B	6,872	—	1,782	1,401	4,179
Class C	4,527	—	2,516	—	27,503
Select Class	79,095	9,865	35,585	5,850	60,959
Ultra	10,691	122,474	35,697	—	47,413

Net Asset Value:
Class A — Redemption price per share	$10.29	$10.53	$10.47	$9.72	$9.73
Class B — Offering price per share (b)	10.14	—	10.55	9.70	9.66
Class C — Offering price per share (b)	10.15	—	10.54	—	9.65
Select Class — Offering and redemption price per share	10.28	10.36	10.48	9.70	9.73
Ultra — Offering and redemption price per share	10.29	10.37	10.48	—	9.74
Class A Maximum sales charge	3.75%	3.75%	2.25%	2.25%	2.25%
Class A Maximum public offering price per share (net asset value per share/100% — maximum sales charge)	$10.69	$10.94	$10.71	$9.94	$9.95

Cost of investments	$1,288,842	$1,410,182	$1,069,642	$178,384	$1,540,287
Market value of securities on loan	96,175	11,640	188,300	34,168	—

(a)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   113

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Interest income	$92,081	$31,073	$26,537	$48,702
Dividend income from affiliates (a)	6,204	1,104	55	662
Income from securities lending (net)	288	137	134	1,233
Foreign taxes withheld	—	— (b)	—	—
Total investment income	98,573	32,314	26,726	50,597

EXPENSES:
Investment advisory fees	5,750	1,742	1,479	3,794
Administration fees	1,936	586	498	590
Distribution fees:
Class A	509	64	188	76
Class B	299	29	259	130
Class C	209	11	83	92
Shareholder servicing fees:
Class A	509	64	188	77
Class B	99	10	86	43
Class C	70	4	28	31
R Class	1	—	—	— (b)
Select Class	3,235	1,358	930	1,234
Custodian and accounting fees	135	53	36	53
Interest expense	— (b)	1	—	—
Professional fees	63	29	31	36
Trustees’ and Officers’ fees	29	8	7	2
Printing and mailing costs	123	32	46	35
Registration and filing fees	28	32	26	45
Transfer agent fees	355	118	256	189
Other	36	23	16	21
Total expenses	13,386	4,164	4,157	6,448
Less amounts waived	(1,724)	(226)	(962)	(1,008)
Less earnings credits	(4)	(12)	— (b)	(13)
Less reimbursement for legal matters	(12)	(3)	(2)	(3)
Net expenses	11,646	3,923	3,193	5,424
Net investment income (loss)	86,927	28,391	23,533	45,173

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(8,367)	3,986	2,903	10,419
Foreign currency transactions	—	(51)	—	—
Net realized gain (loss)	(8,367)	3,935	2,903	10,419
Change in net unrealized appreciation (depreciation) of:
Investments	(9,273)	(14,711)	(14,775)	(10,882)
Foreign currency translations	—	(74)	—	—
Change in net unrealized appreciation (depreciation)	(9,273)	(14,785)	(14,775)	(10,882)
Net realized/unrealized gains (losses)	(17,640)	(10,850)	(11,872)	(463)
Change in net assets resulting from operations	$69,287	$17,541	$11,661	$44,710

(a)	Includes reimbursements of advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Intermediate Bond Fund	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund	Ultra Short Duration Bond Fund (a)
INVESTMENT INCOME:
Interest income	$33,415	$31,596	$19,891	$3,817	$37,901
Dividend income from affiliates (b)	1,136	1,997	284	46	4,644
Income from securities lending (net)	79	11	172	24	—
Total investment income	34,630	33,604	20,347	3,887	42,545

EXPENSES:
Investment advisory fees	1,890	2,342	1,192	218	2,070
Administration fees	636	676	481	73	836
Distribution fees:
Class A	171	16	112	92	239
Class B	285	—	78	56	168
Class C	185	—	117	—	1,148
Shareholder servicing fees:
Class A	171	16	112	92	239
Class B	95	—	26	19	56
Class C	62	—	39	—	382
Select Class	1,101	129	555	71	797
Custodian and accounting fees	39	34	39	15	69
Interest expense	— (c)	—	8	1	—
Professional fees	28	26	25	18	36
Trustees’ and Officers’ fees	10	9	6	1	8
Printing and mailing costs	39	20	28	3	58
Registration and filing fees	28	23	40	21	51
Transfer agent fees	266	7	118	20	220
Other	21	13	—	6	28
Total expenses	5,027	3,311	2,976	706	6,405
Less amounts waived	(788)	(1,530)	(493)	(229)	(1,583)
Less earnings credits	(1)	(1)	(2)	(2)	(14)
Less reimbursement for legal matters	(4)	(4)	(3)	— (c)	(4)
Net expenses	4,234	1,776	2,478	475	4,804
Net investment income (loss)	30,396	31,828	17,869	3,412	37,741

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(2,460)	— (c)	(2,369)	(22)	(1,492)
Futures	—	—	—	—	(258)
Net realized gain (loss)	(2,460)	— (c)	(2,369)	(22)	(1,750)
Change in net unrealized appreciation (depreciation) of:
Investments	(2,883)	(916)	5,878	(519)	497
Futures	—	—	—	—	(239)
Change in net unrealized appreciation (depreciation)	(2,883)	(916)	5,878	(519)	258
Net realized/unrealized gains (losses)	(5,343)	(916)	3,509	(541)	(1,492)
Change in net assets resulting from operations	$25,053	$30,912	$21,378	$2,871	$36,249

(a)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

(b)	Includes reimbursements of advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   115

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund			Core Plus Bond Fund
	Six Months Ended 8/31/2006 (Unaudited) (a)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$86,927	$123,022	$230,255	$28,391	$42,632	$65,092
Net realized gain (loss)	(8,367)	(6,201)	83,952	3,935	(2,982)	(3,980)
Change in net unrealized appreciation (depreciation)	(9,273)	(117,301)	7,230	(14,785)	(33,518)	27,341
Change in net assets resulting from operations	69,287	(480)	321,437	17,541	6,132	88,453

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,978)	(11,981)	(16,733)	(1,230)	(1,668)	(2,624)
Class B
From net investment income	(1,472)	(2,347)	(3,926)	(170)	(220)	(419)
Class C
From net investment income	(1,039)	(1,546)	(2,873)	(65)	(91)	(148)
R Class
From net investment income	(146)	—	—	—	—	—
Select Class
From net investment income	(58,125)	(86,580)	(203,802)	(26,450)	(40,319)	(62,584)
Ultra
From net investment income	(16,345)	(21,714)	(11,737)	(321)	(457)	(308)
Total distributions to shareholders	(86,105)	(124,168)	(239,071)	(28,236)	(42,755)	(66,083)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(295,258)	171,895	(1,575,481)	(280,271)	(9,091)	(67,300)

NET ASSETS:
Change in net assets	(312,076)	47,247	(1,493,115)	(290,966)	(45,714)	(44,930)
Beginning of period	3,983,545	3,936,298	5,429,413	1,290,326	1,336,040	1,380,970
End of period	$3,671,469	$3,983,545	$3,936,298	$999,360	$1,290,326	$1,336,040
Accumulated undistributed (distributions in excess of) net investment income	$(467)	$(1,289)	$1,167	$39	$(116)	$8

(a)	Commencement of offering of R Class Shares on May 15, 2006.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Government Bond Fund			High Yield Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Six Months Ended 8/31/2006 (Unaudited) (b)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,533	$31,600	$46,035	$45,173	$58,825	$92,389
Net realized gain (loss)	2,903	104	4,813	10,419	(4,019)	866
Change in net unrealized appreciation (depreciation)	(14,775)	(35,220)	27,545	(10.882)	(4,089)	20,969
Change in net assets resulting from operations	11,661	(3,516)	78,393	44,710	50,717	114,224

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,557)	(4,089)	(4,694)	(2,323)	(3,244)	(5,479)
From net realized gains	—	—	—	—	—	(221)
Class B
From net investment income	(1,374)	(2,073)	(3,622)	(1,201)	(1,680)	(2,828)
From net realized gains	—	—	—	—	—	(124)
Class C
From net investment income	(445)	(591)	(1,089)	(849)	(1,220)	(2,167)
From net realized gains	—	—	—	—	—	(97)
R Class
From net investment income	—	—	—	(42)	—	—
Select Class
From net investment income	(18,372)	(24,690)	(37,357)	(38,592)	(50,222)	(80,984)
From net realized gains	—	—	—	—	—	(3,337)
Ultra
From net investment income	—	—	—	(2,317)	(2,217)	(1,399)
Total distributions to shareholders	(23,748)	(31,443)	(46,762)	(45,324)	(58,583)	(96,636)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	42,640	3,427	64,259	14,837	(15,645)	(46,573)

NET ASSETS:
Change in net assets	30,553	(31,532)	95,890	14,223	(23,511)	(28,985)
Beginning of period	1,053,675	1,085,207	989,317	1,141,929	1,165,440	1,194,425
End of period	$1,084,228	$1,053,675	$1,085,207	$1,156,152	$1,141,929	$1,165,440
Accumulated undistributed (distributions in excess of) net investment income	$(194)	$21	$(136)	$(63)	$88	$(154)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of R Class Shares on May 15, 2006.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   117

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund			Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$30,396	$45,609	$82,488	$31,828	$43,635	$69,011
Net realized gain (loss)	(2,460)	(1,420)	10,736	— (c)	32	5,552
Change in net unrealized appreciation (depreciation)	(2,883)	(42,745)	41	(916)	(35,730)	7,344
Change in net assets resulting from operations	25,053	1,444	93,265	30,912	7,937	81,907

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,187)	(5,027)	(9,022)	(282)	(442)	(567)
Class B
From net investment income	(1,589)	(2,609)	(4,822)	—	—	—
Class C
From net investment income	(1,023)	(1,732)	(3,470)	—	—	—
Select Class
From net investment income	(21,662)	(31,305)	(63,754)	(2,409)	(3,724)	(51,490)
Ultra
From net investment income	(2,960)	(4,962)	(4,106)	(29,224)	(39,355)	(20,249)
Total distributions to shareholders	(30,421)	(45,635)	(85,174)	(31,915)	(43,521)	(72,306)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(143,516)	(56,238)	(605,663)	90,850	57,292	(274,003)

NET ASSETS:
Change in net assets	(148,884)	(100,429)	(597,572)	89,847	21,708	(264,402)
Beginning of period	1,319,444	1,419,873	2,017,445	1,295,212	1,273,504	1,537,906
End of period	$1,170,560	$1,319,444	$1,419,873	$1,385,059	$1,295,212	$1,273,504
Accumulated undistributed (distributions in excess of) net investment income	$(84)	$(59)	$(27)	$2	$89	$(24)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Short Duration Bond Fund			Treasury & Agency Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,869	$23,607	$36,364	$3,412	$4,705	$6,971
Net realized gain (loss)	(2,369)	(1,792)	(1,912)	(22)	(2,244)	1,738
Change in net unrealized appreciation (depreciation)	5,878	(6,910)	(10,248)	(519)	(1,418)	(4,952)
Change in net assets resulting from operations	21,378	14,905	24,204	2,871	1,043	3,757

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,580)	(1,888)	(2,853)	(1,691)	(2,554)	(3,704)
From net realized gains	—	—	—	—	—	(1,133)
Class B
From net investment income	(306)	(416)	(796)	(311)	(570)	(1,248)
From net realized gains	—	—	—	—	—	(407)
Class C
From net investment income	(452)	(753)	(1,663)	—	—	—
Select Class
From net investment income	(8,189)	(11,574)	(26,089)	(1,408)	(1,612)	(2,050)
From net realized gains	—	—	—	—	—	(511)
Ultra
From net investment income	(7,334)	(9,014)	(5,705)	—	—	—
Total distributions to shareholders	(17,861)	(23,645)	(37,106)	(3,410)	(4,736)	(9,053)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(148,735)	(103,615)	(147,267)	(1,396)	(3,823)	(34,081)

NET ASSETS:
Change in net assets	(145,218)	(112,355)	(160,169)	(1,935)	(7,516)	(39,377)
Beginning of period	1,023,272	1,135,627	1,295,796	143,317	150,833	190,210
End of period	$878,054	$1,023,272	$1,135,627	$141,382	$143,317	$150,833
Accumulated undistributed (distributions in excess of) net investment income	$— (c)	$(8)	$30	$(6)	$(8)	$23

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   119

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund (a)
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$37,741	$48,709	$57,412
Net realized gain (loss)	(1,750)	154	(777)
Change in net unrealized appreciation (depreciation)	258	(14,711)	(5,828)
Change in net assets resulting from operations	36,249	34,152	50,807

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,243)	(6,657)	(9,310)
Class B
From net investment income	(908)	(1,297)	(1,733)
Class C
From net investment income	(6,157)	(8,914)	(12,725)
Select Class
From net investment income	(15,223)	(19,915)	(32,550)
Ultra
From net investment income	(11,726)	(14,370)	(5,441)
Total distributions to shareholders	(38,257)	(51,153)	(61,759)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(225,888)	(205,630)	(208,766)

NET ASSETS:
Change in net assets	(227,896)	(222,631)	(219,718)
Beginning of period	1,750,289	1,972,920	2,192,638
End of period	$1,522,393	$1,750,289	$1,972,920
Accumulated undistributed (distributions in excess of) net investment income	$(2,921)	$(2,405)	$2,415

(a)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Core Bond Fund			Core Plus Bond Fund
	Six Months Ended 8/31/2006 (Unaudited) (a)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$118,919	$134,016	$143,235	$11,052	$5,572	$13,575
Net assets acquired in a tax-free reorganization (Note 9)	—	—	17,702	—	—	—
Dividends reinvested	7,222	9,528	14,333	783	1,012	1,696
Cost of shares redeemed	(81,364)	(110,295)	(155,486)	(8,718)	(10,756)	(18,591)
Change in net assets from Class A capital transactions	$44,777	$33,249	$19,784	$3,117	$(4,172)	$(3,320)
Class B
Proceeds from shares issued	$6,210	$9,615	$10,967	$3,510	$339	$1,726
Net assets acquired in a tax-free reorganization (Note 9)	—	—	10,985	—	—	—
Dividends reinvested	962	1,523	2,674	126	146	325
Cost of shares redeemed	(17,167)	(17,471)	(29,035)	(2,045)	(2,723)	(4,552)
Change in net assets from Class B capital transactions	$(9,995)	$(6,333)	$(4,409)	$1,591	$(2,238)	$(2,501)
Class C
Proceeds from shares issued	$7,815	$9,918	$11,473	$877	$594	$956
Dividends reinvested	624	912	1,775	46	64	119
Cost of shares redeemed	(9,971)	(15,611)	(29,309)	(928)	(936)	(1,388)
Change in net assets from Class C capital transactions	$(1,532)	$(4,781)	$(16,061)	$(5)	$(278)	$(313)
R Class
Proceeds from shares issued	$15,379	$—	$—	$—	$—	$—
Dividends reinvested	146	—	—	—	—	—
Cost of shares redeemed	(1,250)	—	—	—	—	—
Change in net assets from R Class capital transactions	$14,275	$—	$—	$—	$—	$—
Select Class
Proceeds from shares issued	$267,311	$563,656	$1,180,277	$59,799	$96,607	$170,708
Net assets acquired in a tax-free reorganization (Note 9)	—	—	806,911	—	—	—
Dividends reinvested	17,993	20,000	114,096	4,038	277	2,805
Cost of shares redeemed	(619,798)	(508,473)	(4,320,898)	(348,392)	(98,512)	(248,564)
Change in net assets from Select Class capital transactions	$(334,494)	$75,183	$(2,219,614)	$(284,555)	$(1,628)	$(75,051)
Ultra
Proceeds from shares issued	$89,871	$171,683	$722,418	$—	$— (d)	$14,525
Dividends reinvested	7,052	9,441	4,918	—	—	—
Cost of shares redeemed	(105,212)	(106,547)	(82,517)	(419)	(775)	(640)
Change in net assets from Ultra capital transactions	$(8,289)	$74,577	$644,819	$(419)	$(775)	$13,885

(a)	Commencement of offering of R Class Shares on May 15, 2006.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund			Core Plus Bond Fund
	Six Months Ended 8/31/2006 (Unaudited) (a)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
SHARE TRANSACTIONS:
Class A
Issued	11,388	12,513	13,134	1,453	713	1,712
Shares issued in connection with Fund reorganization (Note 9)	—	—	1,630	—	—	—
Reinvested	693	893	1,316	103	130	214
Redeemed	(7,806)	(10,330)	(14,280)	(1,144)	(1,380)	(2,344)
Change in Class A Shares	4,275	3,076	1,800	412	(537)	(418)
Class B
Issued	596	900	1,007	460	43	216
Shares issued in connection with Fund reorganization (Note 9)	—	—	1,012	—	—	—
Reinvested	93	143	246	16	19	41
Redeemed	(1,650)	(1,637)	(2,669)	(267)	(347)	(572)
Change in Class B Shares	(961)	(594)	(404)	209	(285)	(315)
Class C
Issued	746	923	1,048	115	75	120
Reinvested	60	85	162	6	8	15
Redeemed	(953)	(1,452)	(2,678)	(121)	(119)	(175)
Change in Class C Shares	(147)	(444)	(1,468)	— (d)	(36)	(40)
R Class
Issued	1,489	—	—	—	—	—
Reinvested	14	—	—	—	—	—
Redeemed	(121)	—	—	—	—	—
Change in R Class Shares	1,382	—	—	—	—	—
Select Class
Issued	25,688	52,715	107,996	7,860	12,367	21,531
Shares issued in connection with Fund reorganization (Note 9)	—	—	74,368	—	—	—
Reinvested	1,728	1,880	10,471	529	35	355
Redeemed	(59,535)	(47,617)	(395,418)	(45,784)	(12,626)	(31,321)
Change in Select Class Shares	(32,119)	6,978	(202,583)	(37,395)	(224)	(9,435)
Ultra
Issued	8,630	16,135	66,743	—	— (d)	1,830
Reinvested	678	887	455	—	—	—
Redeemed	(10,149)	(9,984)	(7,667)	(56)	(100)	(81)
Change in Ultra Shares	(841)	7,038	59,531	(56)	(100)	1,749

(a)	Commencement of offering of R Class Shares on May 15, 2006.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Government Bond Fund			High Yield Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Six Months Ended 8/31/2006 (Unaudited) (b)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,832	$36,807	$36,823	$9,244	$13,801	$31,700
Net assets acquired in a tax-free reorganization (Note 9)	—	—	44,516	—	—	—
Dividends reinvested	2,084	2,839	3,566	1,431	2,008	3,881
Cost of shares redeemed	(32,405)	(29,253)	(34,340)	(13,250)	(21,352)	(43,888)
Redemption fees	—	—	—	1	1	— (d)
Change in net assets from Class A capital transactions	$7,511	$10,393	$50,565	$(2,574)	$(5,542)	$(8,307)
Class B
Proceeds from shares issued	$1,749	$2,961	$7,383	$3,471	$3,563	$9,033
Net assets acquired in a tax-free reorganization (Note 9)	—	—	11,923	—	—	—
Dividends reinvested	1,054	1,609	3,107	580	803	1,587
Cost of shares redeemed	(18,776)	(18,278)	(31,955)	(5,574)	(8,686)	(10,888)
Redemption fees	—	—	—	— (d)	1	1
Change in net assets from Class B capital transactions	$(15,973)	$(13,708)	$(9,542)	$(1,523)	$(4,319)	$(267)
Class C
Proceeds from shares issued	$2,221	$4,802	$6,479	$3,339	$3,591	$6,804
Dividends reinvested	339	457	939	499	731	1,564
Cost of shares redeemed	(5,289)	(5,521)	(26,287)	(5,109)	(6,822)	(15,876)
Redemption fees	—	—	—	— (d)	1	— (d)
Change in net assets from Class C capital transactions	$(2,729)	$(262)	$(18,869)	$(1,271)	$(2,499)	$(7,508)
R Class
Proceeds from shares issued	$—	$—	$—	$2,288	$—	$—
Dividends reinvested	—	—	—	42	—	—
Cost of shares redeemed	—	—	—	—	—	—
Redemption fees	—	—	—	— (d)	—	—
Change in net assets from R Class capital transactions	$—	$—	$—	$2,330	$—	$—
Select Class
Proceeds from shares issued	$235,401	$73,295	$106,361	$142,415	$135,603	$253,649
Net assets acquired in a tax-free reorganization (Note 9)	—	—	73,203	—	—	—
Dividends reinvested	3,201	344	1,361	6,957	2,745	9,018
Cost of shares redeemed	(184,771)	(66,635)	(138,820)	(131,671)	(159,570)	(335,330)
Redemption fees	—	—	—	12	21	1
Change in net assets from Select Class capital transactions	$53,831	$7,004	$42,105	$17,713	$(21,201)	$(72,662)
Ultra
Proceeds from shares issued	$—	$—	$—	$300	$20,377	$49,888
Dividends reinvested	—	—	—	164	138	—
Cost of shares redeemed	—	—	—	(303)	(2,600)	(7,717)
Redemption fees	—	—	—	1	1	—
Change in net assets from Ultra capital transactions	$—	$—	$—	$162	$17,916	$42,171

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of R Class Shares on May 15, 2006.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund			High Yield Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Six Months Ended 8/31/2006 (Unaudited) (b)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)
SHARE TRANSACTIONS:
Class A
Issued	3,805	3,593	3,552	1,123	1,674	3,780
Shares issued in connection with Fund reorganization (Note 9)	—	—	4,299	—	—	—
Reinvested	210	278	344	174	244	465
Redeemed	(3,260)	(2,855)	(3,314)	(1,609)	(2,589)	(5,247)
Change in Class A Shares	755	1,016	4,881	(312)	(671)	(1,002)
Class B
Issued	176	289	712	421	432	1,077
Shares issued in connection with Fund reorganization (Note 9)	—	—	1,153	—	—	—
Reinvested	106	158	301	71	97	190
Redeemed	(1,892)	(1,788)	(3,089)	(676)	(1,053)	(1,305)
Change in Class B Shares	(1,610)	(1,341)	(923)	(184)	(524)	(38)
Class C
Issued	223	469	626	405	435	809
Reinvested	34	45	91	60	89	187
Redeemed	(533)	(540)	(2,539)	(620)	(827)	(1,897)
Change in Class C Shares	(276)	(26)	(1,822)	(155)	(303)	(901)
R Class
Issued	—	—	—	279	—	—
Reinvested	—	—	—	5	—	—
Redeemed	—	—	—	—	—	—
Change in R Class Shares	—	—	—	284	—	—
Select Class
Issued	23,548	7,143	10,275	17,232	16,452	30,161
Shares issued in connection with Fund reorganization (Note 9)	—	—	7,077	—	—	—
Reinvested	321	34	132	846	334	1,075
Redeemed	(18,619)	(6,500)	(13,427)	(15,974)	(19,332)	(39,681)
Change in Select Class Shares	5,250	677	4,057	2,104	(2,546)	(8,445)
Ultra
Issued	—	—	—	37	2,478	5,829
Reinvested	—	—	—	19	17	—
Redeemed	—	—	—	(37)	(316)	(949)
Change in Ultra Shares	—	—	—	19	2,179	4,880

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of R Class Shares on May 15, 2006.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

124   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Intermediate Bond Fund			Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,523	$21,305	$57,955	$2,415	$3,268	$9,262
Dividends reinvested	2,254	3,558	7,238	221	314	401
Cost of shares redeemed	(28,801)	(46,630)	(131,624)	(3,149)	(4,424)	(2,293)
Change in net assets from Class A capital transactions	$(14,024)	$(21,767)	$(66,431)	$(513)	$(842)	$7,370
Class B
Proceeds from shares issued	$748	$1,633	$5,809	$—	$—	$—
Dividends reinvested	1,135	1,855	3,809	—	—	—
Cost of shares redeemed	(14,560)	(20,293)	(39,691)	—	—	—
Change in net assets from Class B capital transactions	$(12,677)	$(16,805)	$(30,073)	$—	$—	$—
Class C
Proceeds from shares issued	$1,863	$4,274	$10,724	$—	$—	$—
Dividends reinvested	623	1,074	2,615	—	—	—
Cost of shares redeemed	(11,185)	(16,735)	(67,055)	—	—	—
Change in net assets from Class C capital transactions	$(8,699)	$(11,387)	$(53,716)	$—	$—	$—
Select Class
Proceeds from shares issued	$124,144	$265,831	$476,049	$55,231	$121,516	$372,340
Dividends reinvested	3,187	2,781	23,725	1,108	1,730	40,634
Cost of shares redeemed	(225,084)	(266,101)	(1,089,278)	(57,323)	(139,678)	(1,822,493)
Change in net assets from Select Class capital transactions	$(97,753)	$2,511	$(589,504)	$(984)	$(16,432)	$(1,409,519)
Ultra
Proceeds from shares issued	$4,329	$29,716	$222,727	$152,418	$165,996	$1,160,694
Dividends reinvested	446	573	698	22,160	29,893	14,224
Cost of shares redeemed	(15,138)	(39,079)	(89,364)	(82,231)	(121,323)	(46,772)
Change in net assets from Ultra capital transactions	$(10,363)	$(8,790)	$134,061	$92,347	$74,566	$1,128,146

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intermediate Bond Fund			Mortgage-Backed Securities Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)
SHARE TRANSACTIONS:
Class A
Issued	1,226	2,036	5,412	231	307	854
Reinvested	221	341	678	21	30	37
Redeemed	(2,819)	(4,467)	(12,273)	(302)	(417)	(212)
Change in Class A Shares	(1,372)	(2,090)	(6,183)	(50)	(80)	679
Class B
Issued	74	158	550	—	—	—
Reinvested	113	180	361	—	—	—
Redeemed	(1,447)	(1,972)	(3,762)	—	—	—
Change in Class B Shares	(1,260)	(1,634)	(2,851)	—	—	—
Class C
Issued	185	413	1,015	—	—	—
Reinvested	62	105	248	—	—	—
Redeemed	(1,110)	(1,624)	(6,334)	—	—	—
Change in Class C Shares	(863)	(1,106)	(5,071)	—	—	—
Select Class
Issued	12,158	25,452	44,490	5,385	11,581	34,791
Reinvested	312	266	2,217	108	165	3,803
Redeemed	(22,073)	(25,487)	(101,847)	(5,601)	(13,310)	(171,270)
Change in Select Class Shares	(9,603)	231	(55,140)	(108)	(1,564)	(132,676)
Ultra
Issued	424	2,845	20,906	14,814	15,794	109,466
Reinvested	44	55	66	2,161	2,857	1,339
Redeemed	(1,483)	(3,778)	(8,388)	(8,007)	(11,553)	(4,398)
Change in Ultra Shares	(1,015)	(878)	12,584	8,968	7,098	106,407

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

126   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Short Duration Bond Fund			Treasury & Agency Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,668	$23,433	$30,928	$9,227	$16,544	$39,292
Dividends reinvested	1,320	1,552	2,382	1,334	2,014	3,623
Cost of shares redeemed	(20,771)	(28,788)	(43,764)	(16,890)	(21,272)	(49,368)
Change in net assets from Class A capital transactions	$(7,783)	$(3,803)	$(10,454)	$(6,329)	$(2,714)	$(6,453)
Class B
Proceeds from shares issued	$516	$404	$2,503	$234	$249	$498
Dividends reinvested	233	319	666	232	417	1,361
Cost of shares redeemed	(4,935)	(6,989)	(16,021)	(3,531)	(6,449)	(27,294)
Change in net assets from Class B capital transactions	$(4,186)	$(6,266)	$(12,852)	$(3,065)	$(5,783)	$(25,435)
Class C
Proceeds from shares issued	$372	$3,549	$20,457	$—	$—	$—
Dividends reinvested	377	629	1,498	—	—	—
Cost of shares redeemed	(12,608)	(21,836)	(63,598)	—	—	—
Change in net assets from Class C capital transactions	$(11,859)	$(17,658)	$(41,643)	$—	$—	$—
Select Class
Proceeds from shares issued	$70,002	$175,635	$532,445	$18,811	$19,127	$14,086
Dividends reinvested	1,136	475	8,217	277	308	641
Cost of shares redeemed	(197,354)	(233,925)	(1,016,766)	(11,090)	(14,761)	(16,920)
Change in net assets from Select Class capital transactions	$(126,216)	$(57,815)	$(476,104)	$7,998	$4,674	$(2,193)
Ultra
Proceeds from shares issued	$40,833	$27,188	$502,301	$—	$—	$—
Dividends reinvested	2,832	3,451	1,906	—	—	—
Cost of shares redeemed	(42,356)	(48,712)	(110,421)	—	—	—
Change in net assets from Ultra capital transactions	$1,309	$(18,073)	$393,786	$—	$—	$—

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Duration Bond Fund			Treasury & Agency Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
SHARE TRANSACTIONS:
Class A
Issued	1,118	2,237	2,918	950	1,677	3,845
Reinvested	126	148	225	138	205	356
Redeemed	(1,990)	(2,748)	(4,133)	(1,740)	(2,156)	(4,860)
Change in Class A Shares	(746)	(363)	(990)	(652)	(274)	(659)
Class B
Issued	49	38	234	24	25	49
Reinvested	23	30	63	24	42	134
Redeemed	(470)	(662)	(1,502)	(363)	(654)	(2,680)
Change in Class B Shares	(398)	(594)	(1,205)	(315)	(587)	(2,497)
Class C
Issued	35	337	1,916	—	—	—
Reinvested	36	60	141	—	—	—
Redeemed	(1,202)	(2,073)	(5,963)	—	—	—
Change in Class C Shares	(1,131)	(1,676)	(3,906)	—	—	—
Select Class
Issued	6,707	16,753	50,151	1,937	1,945	1,383
Reinvested	109	45	773	28	31	63
Redeemed	(18,907)	(22,319)	(96,103)	(1,144)	(1,500)	(1,658)
Change in Select Class Shares	(12,091)	(5,521)	(45,179)	821	476	(212)
Ultra
Issued	3,917	2,597	47,597	—	—	—
Reinvested	272	330	181	—	—	—
Redeemed	(4,059)	(4,653)	(10,485)	—	—	—
Change in Ultra Shares	130	(1,726)	37,293	—	—	—

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

128   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Ultra Short Duration Bond Fund (a)
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$25,045	$44,709	$159,519
Dividends reinvested	2,687	4,414	6,848
Cost of shares redeemed	(85,125)	(109,515)	(245,704)
Change in net assets from Class A capital transactions	$(57,393)	$(60,392)	$(79,337)
Class B
Proceeds from shares issued	$1,984	$1,704	$5,093
Dividends reinvested	734	1,049	1,520
Cost of shares redeemed	(11,019)	(15,629)	(25,861)
Change in net assets from Class B capital transactions	$(8,301)	$(12,876)	$(19,248)
Class C
Proceeds from shares issued	$34,921	$86,913	$262,889
Dividends reinvested	5,422	7,751	11,675
Cost of shares redeemed	(113,272)	(191,233)	(436,940)
Change in net assets from Class C capital transactions	$(72,929)	$(96,569)	$(162,376)
Select Class
Proceeds from shares issued	$77,522	$161,616	$693,975
Dividends reinvested	6,791	7,286	16,102
Cost of shares redeemed	(158,919)	(258,262)	(1,084,257)
Change in net assets from Select Class capital transactions	$(74,606)	$(89,360)	$(374,180)
Ultra
Proceeds from shares issued	$62,237	$169,981	$482,991
Dividends reinvested	7,793	8,842	2,837
Cost of shares redeemed	(82,689)	(125,256)	(59,453)
Change in net assets from Ultra capital transactions	$(12,659)	$53,567	$426,375

(a)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ultra Short Duration Bond Fund (a)
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
SHARE TRANSACTIONS:
Class A
Issued	2,575	4,566	16,136
Reinvested	277	452	694
Redeemed	(8,750)	(11,185)	(24,855)
Change in Class A Shares	(5,898)	(6,167)	(8,025)
Class B
Issued	206	175	519
Reinvested	76	108	155
Redeemed	(1,142)	(1,608)	(2,637)
Change in Class B Shares	(860)	(1,325)	(1,963)
Class C
Issued	3,622	8,950	26,821
Reinvested	564	800	1,194
Redeemed	(11,752)	(19,693)	(44,601)
Change in Class C Shares	(7,566)	(9,943)	(16,586)
Select Class
Issued	7,973	16,502	70,220
Reinvested	699	746	1,632
Redeemed	(16,344)	(26,358)	(109,846)
Change in Select Class Shares	(7,672)	(9,110)	(37,994)
Ultra
Issued	6,402	17,337	49,005
Reinvested	802	905	289
Redeemed	(8,499)	(12,796)	(6,033)
Change in Ultra Shares	(1,295)	5,446	43,261

(a)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Ultra Shares on February 22, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

130   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   131

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.57	$0.23	(e)	$(0.03)	$0.20	$(0.23)	$—	$(0.23)	$—
July 1, 2005 through February 28, 2006 (d)	10.91	0.34		(0.35)	(0.01)	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.77	0.51		0.15	0.66	(0.52)	—	(0.52)	—
Year Ended June 30, 2004	11.18	0.48		(0.39)	0.09	(0.50)	—	(0.50)	—
Year Ended June 30, 2003	10.82	0.62		0.35	0.97	(0.60)	(0.01)	(0.61)	—
Year Ended June 30, 2002	10.59	0.66		0.28	0.94	(0.68)	(0.03)	(0.71)	—
Year Ended June 30, 2001	10.08	0.63		0.51	1.14	(0.63)	—	(0.63)	—

Core Plus Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.73	0.18		(0.05)	0.13	(0.18)	—	(0.18)	—
July 1, 2005 through February 28, 2006 (d)	7.95	0.24		(0.22)	0.02	(0.24)	—	(0.24)	—
Year Ended June 30, 2005	7.82	0.36		0.14	0.50	(0.37)	—	(0.37)	—
Year Ended June 30, 2004	8.10	0.36		(0.28)	0.08	(0.36)	—	(0.36)	—
Year Ended June 30, 2003	7.81	0.45		0.30	0.75	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	7.75	0.46		0.05	0.51	(0.45)	—	(0.45)	—
Year Ended June 30, 2001	7.50	0.46		0.26	0.72	(0.47)	—	(0.47)	—

Government Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.15	0.24		(0.11)	0.13	(0.24)	—	(0.24)	—
July 1, 2005 through February 28, 2006 (d)	10.48	0.30		(0.33)	(0.03)	(0.30)	—	(0.30)	—
Year Ended June 30, 2005	10.16	0.46		0.33	0.79	(0.47)	—	(0.47)	—
Year Ended June 30, 2004	10.67	0.48		(0.52)	(0.04)	(0.47)	—	(0.47)	—
Year Ended June 30, 2003	10.26	0.52		0.42	0.94	(0.53)	—	(0.53)	—
Year Ended June 30, 2002	9.93	0.55		0.33	0.88	(0.55)	—	(0.55)	—
Year Ended June 30, 2001	9.55	0.58		0.38	0.96	(0.58)	—	(0.58)	—

High Yield Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	8.23	0.32		(0.01)	0.31	(0.32)	—	(0.32)	—	(f)
July 1, 2005 through February 28, 2006 (d)	8.29	0.42		(0.06)	0.36	(0.42)	—	(0.42)	—	(f)
Year Ended June 30, 2005	8.17	0.61		0.14	0.75	(0.61)	(0.02)	(0.63)	—	(f)
Year Ended June 30, 2004	7.92	0.61		0.23	0.84	(0.59)	—	(0.59)	—
Year Ended June 30, 2003	7.30	0.65		0.62	1.27	(0.65)	—	(0.65)	—
Year Ended June 30, 2002	8.19	0.70		(0.89)	(0.19)	(0.70)	—	(0.70)	—
Year Ended June 30, 2001	8.89	0.84		(0.70)	0.14	(0.84)	—	(0.84)	—

Intermediate Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.32	0.20		0.01	0.21	(0.24)	—	(0.24)	—
July 1, 2005 through February 28, 2006 (d)	10.65	0.29		(0.29)	—	(0.33)	—	(0.33)	—
Year Ended June 30, 2005	10.63	0.40		0.12	0.52	(0.50)	—	(0.50)	—
Year Ended June 30, 2004	11.01	0.47		(0.37)	0.10	(0.48)	—	(0.48)	—
Year Ended June 30, 2003	10.70	0.57		0.32	0.89	(0.58)	—	(0.58)	—
Year Ended June 30, 2002	10.50	0.62		0.21	0.83	(0.63)	—	(0.63)	—
Year Ended June 30, 2001	10.07	0.60		0.43	1.03	(0.60)	—	(0.60)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

132   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.54	1.94%	$438,094	0.75%	4.39%	0.94%	5%
10.57	(0.11)	394,309	0.75	4.54	0.97	13
10.91	6.23	373,401	0.82	4.52	1.09	16
10.77	0.84	349,290	0.85	4.34	1.16	20
11.18	9.20	429,859	0.85	5.57	1.17	23
10.82	9.09	262,489	0.85	6.09	1.18	32
10.59	11.58	170,715	0.85	6.15	1.18	21

7.68	1.76	53,458	0.91	4.65	0.95	20
7.73	0.31	50,622	0.90	4.65	0.94	15
7.95	6.47	56,320	0.90	4.54	1.09	20
7.82	0.98	58,697	0.88	4.50	1.15	24
8.10	9.80	75,575	0.89	5.63	1.17	16
7.81	6.76	57,173	0.89	5.86	1.16	23
7.75	9.87	59,303	0.89	6.18	1.16	18

10.04	1.31	152,350	0.75	4.68	0.99	18
10.15	(0.30)	146,294	0.75	4.37	0.97	6
10.48	7.89	140,496	0.79	4.43	1.02	10
10.16	(0.40)	86,614	0.87	4.38	1.04	16
10.67	9.29	152,028	0.87	4.92	1.03	19
10.26	9.01	74,166	0.87	5.37	1.03	24
9.93	10.23	52,782	0.87	5.87	1.02	13

8.22	3.78	60,025	1.12	7.55	1.32	30
8.23	4.39	62,622	1.11	7.51	1.30	47
8.29	9.47	68,636	1.12	7.22	1.33	68
8.17	10.96	75,885	1.12	7.37	1.33	58
7.92	18.64	82,386	1.14	8.86	1.35	52
7.30	(2.60)	32,756	1.15	8.91	1.37	34
8.19	1.63	16,587	1.14	9.95	1.36	30

10.29	2.10	131,651	0.83	4.67	0.97	3
10.32	0.02	146,206	0.83	4.77	0.98	5
10.65	4.99	173,146	0.83	4.48	1.10	10
10.63	0.91	238,399	0.83	4.27	1.17	17
11.01	8.52	334,574	0.83	5.24	1.17	24
10.70	8.08	233,915	0.83	5.88	1.17	33
10.50	10.49	191,660	0.83	5.80	1.15	23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   133

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.54	$0.23	$(0.01)	$0.22	$(0.23)	$—	$(0.23)
July 1, 2005 through February 28, 2006 (d)	10.83	0.33	(0.29)	0.04	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.77	0.49	0.08	0.57	(0.51)	—	(0.51)
Year Ended June 30, 2004	10.89	0.42	(0.08)	0.34	(0.46)	—	(0.46)
Year Ended June 30, 2003	11.00	0.60	(0.04)	0.56	(0.66)	(0.01)	(0.67)
Year Ended June 30, 2002	10.47	0.61	0.55	1.16	(0.62)	(0.01)	(0.63)
August 18, 2000 (e) through June 30, 2001	10.00	0.59	0.47	1.06	(0.59)	—	(0.59)

Short Duration Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.43	0.19	0.04	0.23	(0.19)	—	(0.19)
July 1, 2005 through February 28, 2006 (d)	10.51	0.21	(0.08)	0.13	(0.21)	—	(0.21)
Year Ended June 30, 2005	10.62	0.28	(0.10)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2004	10.86	0.27	(0.23)	0.04	(0.28)	—	(0.28)
Year Ended June 30, 2003	10.72	0.35	0.18	0.53	(0.39)	—	(0.39)
Year Ended June 30, 2002	10.56	0.48	0.19	0.67	(0.51)	—	(0.51)
Year Ended June 30, 2001	10.28	0.58	0.27	0.85	(0.57)	—	(0.57)

Treasury & Agency Fund
Six Months Ended August 31, 2006 (Unaudited)	9.75	0.23	(0.03)	0.20	(0.23)	—	(0.23)
July 1, 2005 through February 28, 2006 (d)	10.00	0.32	(0.25)	0.07	(0.32)	—	(0.32)
Year Ended June 30, 2005	10.31	0.42	(0.20)	0.22	(0.42)	(0.11)	(0.53)
Year Ended June 30, 2004	10.76	0.35	(0.40)	(0.05)	(0.35)	(0.05)	(0.40)
Year Ended June 30, 2003	10.33	0.38	0.43	0.81	(0.38)	—	(0.38)
Year Ended June 30, 2002	10.04	0.44	0.29	0.73	(0.44)	—	(0.44)
Year Ended June 30, 2001	9.65	0.55	0.39	0.94	(0.55)	—	(0.55)

Ultra Short Duration Bond Fund (f)
Six Months Ended August 31, 2006 (Unaudited)	9.74	0.22	(0.01)	0.21	(0.22)	—	(0.22)
July 1, 2005 through February 28, 2006 (d)	9.83	0.26	(0.08)	0.18	(0.27)	—	(0.27)
Year Ended June 30, 2005	9.89	0.27	(0.04)	0.23	(0.29)	—	(0.29)
Year Ended June 30, 2004	9.97	0.20	(0.05)	0.15	(0.23)	—	(0.23)
Year Ended June 30, 2003	9.95	0.24	0.04	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2002	9.86	0.36	0.11	0.47	(0.38)	—	(0.38)
Year Ended June 30, 2001	9.73	0.59	0.14	0.73	(0.60)	—	(0.60)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

134   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.53	2.11%	$13,283	0.65%	4.38%	0.97%	9%
10.54	0.35	13,826	0.65	4.68	0.97	16
10.83	5.40	15,077	0.65	4.50	0.92	25
10.77	3.07	7,681	0.65	4.23	0.82	12
10.89	5.17	13,783	0.65	3.84	0.89	35
11.00	11.44	1,344	0.65	4.67	0.90	36
10.47	10.87	9	0.65	6.19	0.91	30

10.47	2.20	85,733	0.80	3.47	0.91	33
10.43	1.22	93,187	0.80	2.97	0.91	22
10.51	1.72	97,744	0.80	2.64	1.10	27
10.62	0.39	109,252	0.80	2.51	1.16	54
10.86	5.01	128,309	0.80	3.26	1.16	27
10.72	6.41	49,282	0.80	4.57	1.16	50
10.56	8.49	24,077	0.79	5.54	1.16	46

9.72	2.06	71,020	0.70	4.65	1.02	2
9.75	0.71	77,632	0.70	4.83	1.03	20
10.00	2.22	82,360	0.67	4.05	0.99	22
10.31	(0.52)	91,714	0.65	3.30	0.95	23
10.76	7.97	126,395	0.65	3.61	0.95	33
10.33	7.39	124,058	0.65	4.31	0.95	41
10.04	9.93	66,320	0.65	5.49	0.95	48

9.73	2.22	161,607	0.70	4.43	0.91	10
9.74	1.81	219,258	0.70	3.81	0.91	9
9.83	2.36	281,966	0.70	2.67	1.05	26
9.89	1.53	362,796	0.70	1.97	1.12	46
9.97	2.83	366,214	0.70	2.34	1.12	36
9.95	4.88	162,338	0.65	3.62	1.12	39
9.86	7.67	53,882	0.65	5.91	1.11	38

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   135

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.56	$0.20	(e)	$(0.03)	$0.17	$(0.20)	$—	$(0.20)	$—
July 1, 2005 through February 28, 2006 (d)	10.90	0.27		(0.33)	(0.06)	(0.28)	—	(0.28)	—
Year Ended June 30, 2005	10.76	0.42		0.17	0.59	(0.45)	—	(0.45)	—
Year Ended June 30, 2004	11.17	0.41		(0.39)	0.02	(0.43)	—	(0.43)	—
Year Ended June 30, 2003	10.81	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)	—
Year Ended June 30, 2002	10.59	0.58		0.28	0.86	(0.61)	(0.03)	(0.64)	—
Year Ended June 30, 2001	10.08	0.57		0.51	1.08	(0.57)	—	(0.57)	—

Core Plus Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.77	0.14		(0.04)	0.10	(0.16)	—	(0.16)	—
July 1, 2005 through February 28, 2006 (d)	7.98	0.22		(0.22)	—	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	7.86	0.32		0.12	0.44	(0.32)	—	(0.32)	—
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	7.84	0.40		0.30	0.70	(0.40)	—	(0.40)	—
Year Ended June 30, 2002	7.78	0.41		0.05	0.46	(0.40)	—	(0.40)	—
Year Ended June 30, 2001	7.53	0.42		0.25	0.67	(0.42)	—	(0.42)	—

Government Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.14	0.20		(0.11)	0.09	(0.20)	—	(0.20)	—
July 1, 2005 through February 28, 2006 (d)	10.47	0.25		(0.33)	(0.08)	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	10.16	0.39		0.32	0.71	(0.40)	—	(0.40)	—
Year Ended June 30, 2004	10.66	0.40		(0.50)	(0.10)	(0.40)	—	(0.40)	—
Year Ended June 30, 2003	10.26	0.45		0.41	0.86	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	9.93	0.47		0.34	0.81	(0.48)	—	(0.48)	—
Year Ended June 30, 2001	9.55	0.51		0.38	0.89	(0.51)	—	(0.51)	—

High Yield Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	8.23	0.29		— (f)	0.29	(0.29)	—	(0.29)	—	(f)
July 1, 2005 through February 28, 2006 (d)	8.29	0.38		(0.06)	0.32	(0.38)	—	(0.38)	—	(f)
Year Ended June 30, 2005	8.18	0.55		0.14	0.69	(0.56)	(0.02)	(0.58)	—	(f)
Year Ended June 30, 2004	7.93	0.55		0.24	0.79	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	8.21	0.65		(0.89)	(0.24)	(0.65)	—	(0.65)	—
Year Ended June 30, 2001	8.91	0.79		(0.70)	0.09	(0.79)	—	(0.79)	—

Intermediate Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.18	0.18		— (f)	0.18	(0.22)	—	(0.22)	—
July 1, 2005 through February 28, 2006 (d)	10.51	0.26		(0.30)	(0.04)	(0.29)	—	(0.29)	—
Year Ended June 30, 2005	10.49	0.38		0.08	0.46	(0.44)	—	(0.44)	—
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	—	(0.41)	—
Year Ended June 30, 2003	10.59	0.49		0.32	0.81	(0.52)	—	(0.52)	—
Year Ended June 30, 2002	10.40	0.55		0.21	0.76	(0.57)	—	(0.57)	—
Year Ended June 30, 2001	9.97	0.53		0.44	0.97	(0.54)	—	(0.54)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

136   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.53	1.61%	$75,272	1.40%	3.74%	1.44%	5%
10.56	(0.55)	85,667	1.40	3.89	1.47	13
10.90	5.57	94,897	1.47	3.87	1.68	16
10.76	0.28	98,064	1.50	3.69	1.81	20
11.17	8.53	134,915	1.50	4.92	1.82	23
10.81	8.34	76,031	1.50	5.41	1.83	32
10.59	10.89	36,310	1.50	5.53	1.81	21

7.71	1.38	8,515	1.45	4.11	1.45	20
7.77	0.05	6,950	1.44	4.10	1.44	15
7.98	5.74	9,424	1.51	3.92	1.70	20
7.86	0.32	11,745	1.53	3.85	1.80	24
8.14	9.19	15,226	1.54	4.99	1.82	16
7.84	6.06	13,203	1.54	5.21	1.81	23
7.78	9.12	13,597	1.54	5.51	1.80	18

10.03	0.96	61,534	1.46	3.97	1.49	18
10.14	(0.78)	78,500	1.45	3.67	1.47	6
10.47	7.07	95,143	1.47	3.76	1.62	10
10.16	(0.97)	101,634	1.52	3.74	1.69	16
10.66	8.64	155,876	1.52	4.30	1.68	19
10.26	8.24	84,354	1.52	4.71	1.68	24
9.93	9.53	55,569	1.52	5.21	1.67	13

8.23	3.57	33,572	1.77	6.90	1.82	30
8.23	3.92	35,105	1.76	6.86	1.80	47
8.29	8.71	39,697	1.77	6.58	1.93	68
8.18	10.23	39,488	1.76	6.71	1.98	58
7.93	17.90	32,796	1.79	8.20	2.00	52
7.32	(3.34)	11,572	1.80	8.32	2.02	34
8.21	1.01	8,579	1.79	9.27	2.01	30

10.14	1.76	69,693	1.40	4.10	1.47	3
10.18	(0.35)	82,765	1.40	4.20	1.48	5
10.51	4.46	102,614	1.46	3.86	1.70	10
10.49	0.20	132,372	1.48	3.62	1.82	17
10.88	7.85	185,642	1.48	4.54	1.82	24
10.59	7.30	86,784	1.48	5.22	1.82	33
10.40	9.88	45,257	1.48	5.17	1.80	23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   137

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Short Duration Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.50	$0.16	$0.05	$0.21	$(0.16)	$—	$(0.16)
July 1, 2005 through February 28, 2006 (d)	10.59	0.17	(0.09)	0.08	(0.17)	—	(0.17)
Year Ended June 30, 2005	10.69	0.23	(0.09)	0.14	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.93	0.22	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2003	10.80	0.30	0.17	0.47	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.63	0.43	0.20	0.63	(0.46)	—	(0.46)
Year Ended June 30, 2001	10.35	0.52	0.28	0.80	(0.52)	—	(0.52)

Treasury & Agency Fund
Six Months Ended August 31, 2006 (Unaudited)	9.74	0.21	(0.04)	0.17	(0.21)	—	(0.21)
July 1, 2005 through February 28, 2006 (d)	9.99	0.29	(0.25)	0.04	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.30	0.38	(0.21)	0.17	(0.37)	(0.11)	(0.48)
Year Ended June 30, 2004	10.75	0.31	(0.41)	(0.10)	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2003	10.32	0.33	0.43	0.76	(0.33)	—	(0.33)
Year Ended June 30, 2002	10.03	0.39	0.29	0.68	(0.39)	—	(0.39)
Year Ended June 30, 2001	9.64	0.50	0.39	0.89	(0.50)	—	(0.50)

Ultra Short Duration Bond Fund (e)
Six Months Ended August 31, 2006 (Unaudited)	9.67	0.19	— (f)	0.19	(0.20)	—	(0.20)
July 1, 2005 through February 28, 2006 (d)	9.76	0.22	(0.08)	0.14	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.82	0.21	(0.03)	0.18	(0.24)	—	(0.24)
Year Ended June 30, 2004	9.90	0.14	(0.04)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2003	9.89	0.19	0.03	0.22	(0.21)	—	(0.21)
Year Ended June 30, 2002	9.80	0.32	0.11	0.43	(0.34)	—	(0.34)
Year Ended June 30, 2001	9.68	0.54	0.13	0.67	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

138   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.55	2.01%	$18,789	1.30%	2.97%	1.41%	33%
10.50	0.79	22,899	1.30	2.46	1.41	22
10.59	1.31	29,369	1.30	2.13	1.71	27
10.69	0.09	42,563	1.30	2.01	1.81	54
10.93	4.39	51,994	1.30	2.72	1.81	27
10.80	5.97	14,320	1.30	4.05	1.81	50
10.63	7.90	4,982	1.29	5.02	1.81	46

9.70	1.72	13,593	1.20	4.15	1.52	2
9.74	0.39	16,720	1.20	4.34	1.53	20
9.99	1.70	23,012	1.17	3.45	1.60	22
10.30	(1.02)	49,443	1.15	2.80	1.60	23
10.75	7.45	79,108	1.15	3.10	1.60	33
10.32	6.89	65,913	1.15	3.84	1.60	41
10.03	9.39	59,626	1.15	5.02	1.60	48

9.66	1.99	40,374	1.20	3.94	1.41	10
9.67	1.46	48,750	1.20	3.31	1.41	9
9.76	1.87	62,135	1.20	2.18	1.65	26
9.82	1.02	81,758	1.20	1.48	1.77	46
9.90	2.28	101,749	1.20	1.84	1.77	36
9.89	4.43	42,494	1.15	3.08	1.76	39
9.80	7.06	11,811	1.15	5.47	1.76	38

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   139

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.62	$0.20	(e)	$(0.03)	$0.17	$(0.20)	$—	$(0.20)	$—
July 1, 2005 through February 28, 2006 (d)	10.96	0.28		(0.34)	(0.06)	(0.28)	—	(0.28)	—
Year Ended June 30, 2005	10.82	0.42		0.17	0.59	(0.45)	—	(0.45)	—
Year Ended June 30, 2004	11.23	0.42		(0.40)	0.02	(0.43)	—	(0.43)	—
Year Ended June 30, 2003	10.87	0.54		0.36	0.90	(0.53)	(0.01)	(0.54)	—
Year Ended June 30, 2002	10.64	0.58		0.30	0.88	(0.62)	(0.03)	(0.65)	—
Year Ended June 30, 2001	10.14	0.57		0.50	1.07	(0.57)	—	(0.57)	—

Core Plus Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.77	0.15		(0.04)	0.11	(0.16)	—	(0.16)	—
July 1, 2005 through February 28, 2006 (d)	7.98	0.21		(0.21)	—	(0.21)	—	(0.21)	—
Year Ended June 30, 2005	7.86	0.31		0.13	0.44	(0.32)	—	(0.32)	—
Year Ended June 30, 2004	8.14	0.31		(0.28)	0.03	(0.31)	—	(0.31)	—
Year Ended June 30, 2003	7.84	0.40		0.31	0.71	(0.41)	—	(0.41)	—
Year Ended June 30, 2002	7.78	0.40		0.07	0.47	(0.41)	—	(0.41)	—
Year Ended June 30, 2001	7.54	0.43		0.24	0.67	(0.43)	—	(0.43)	—

Government Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.13	0.19		(0.10)	0.09	(0.20)	—	(0.20)	—
July 1, 2005 through February 28, 2006 (d)	10.46	0.25		(0.33)	(0.08)	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	10.15	0.40		0.31	0.71	(0.40)	—	(0.40)	—
Year Ended June 30, 2004	10.65	0.40		(0.50)	(0.10)	(0.40)	—	(0.40)	—
Year Ended June 30, 2003	10.25	0.45		0.41	0.86	(0.46)	—	(0.46)	—
Year Ended June 30, 2002	9.93	0.47		0.34	0.81	(0.49)	—	(0.49)	—
Year Ended June 30, 2001	9.55	0.52		0.38	0.90	(0.52)	—	(0.52)	—

High Yield Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	8.24	0.29		(0.01)	0.28	(0.29)	—	(0.29)	—	(f)
July 1, 2005 through February 28, 2006 (d)	8.29	0.38		(0.05)	0.33	(0.38)	—	(0.38)	—	(f)
Year Ended June 30, 2005	8.19	0.55		0.13	0.68	(0.56)	(0.02)	(0.58)	—
Year Ended June 30, 2004	7.93	0.55		0.25	0.80	(0.54)	—	(0.54)	—
Year Ended June 30, 2003	7.32	0.60		0.62	1.22	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	8.21	0.64		(0.88)	(0.24)	(0.65)	—	(0.65)	—
Year Ended June 30, 2001	8.90	0.79		(0.69)	0.10	(0.79)	—	(0.79)	—

Intermediate Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.18	0.18		— (f)	0.18	(0.21)	—	(0.21)	—
July 1, 2005 through February 28, 2006 (d)	10.51	0.26		(0.30)	(0.04)	(0.29)	—	(0.29)	—
Year Ended June 30, 2005	10.49	0.36		0.10	0.46	(0.44)	—	(0.44)	—
Year Ended June 30, 2004	10.88	0.39		(0.37)	0.02	(0.41)	—	(0.41)	—
Year Ended June 30, 2003	10.59	0.50		0.31	0.81	(0.52)	—	(0.52)	—
Year Ended June 30, 2002	10.40	0.55		0.21	0.76	(0.57)	—	(0.57)	—
Year Ended June 30, 2001	9.98	0.54		0.42	0.96	(0.54)	—	(0.54)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

140   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.59	1.61%	$55,793	1.40%	3.74%	1.44%	5%
10.62	(0.55)	57,530	1.40	3.89	1.47	13
10.96	5.53	64,238	1.47	3.87	1.70	16
10.82	0.17	79,323	1.50	3.69	1.81	20
11.23	8.59	123,308	1.50	4.90	1.82	23
10.87	8.33	63,168	1.50	5.26	1.83	32
10.64	10.77	12,615	1.50	5.64	1.85	21

7.72	1.48	3,093	1.45	4.12	1.45	20
7.77	0.05	3,119	1.44	4.10	1.44	15
7.98	5.74	3,492	1.50	3.94	1.69	20
7.86	0.33	3,750	1.53	3.83	1.80	24
8.14	9.22	3,521	1.54	4.89	1.82	16
7.84	6.10	1,549	1.54	5.16	1.81	23
7.78	9.03	864	1.53	5.57	1.81	18

10.02	0.96	20,845	1.46	3.97	1.49	18
10.13	(0.77)	23,863	1.45	3.67	1.47	6
10.46	7.09	24,922	1.48	3.75	1.64	10
10.15	(0.96)	42,666	1.52	3.74	1.69	16
10.65	8.54	74,937	1.52	4.28	1.68	19
10.25	8.26	31,467	1.52	4.67	1.67	24
9.93	9.55	9,820	1.52	5.22	1.67	13

8.23	3.44	24,369	1.77	6.90	1.82	30
8.24	4.04	25,650	1.76	6.86	1.80	47
8.29	8.55	28,348	1.77	6.57	1.93	68
8.19	10.35	35,344	1.76	6.70	1.98	58
7.93	17.88	30,857	1.79	8.23	2.00	52
7.32	(3.33)	12,629	1.80	8.25	2.02	34
8.21	1.11	5,211	1.79	9.29	2.01	30

10.15	1.85	45,936	1.40	4.10	1.47	3
10.18	(0.35)	54,879	1.40	4.20	1.48	5
10.51	4.43	68,296	1.46	3.83	1.71	10
10.49	0.19	121,399	1.48	3.62	1.82	17
10.88	7.85	186,110	1.48	4.56	1.82	24
10.59	7.30	100,956	1.48	5.21	1.82	33
10.40	9.78	44,810	1.48	5.17	1.80	23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   141

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions
Short Duration Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.49	$0.15	$0.06	$0.21	$(0.16)	$(0.16)
July 1, 2005 through February 28, 2006 (d)	10.58	0.16	(0.08)	0.08	(0.17)	(0.17)
Year Ended June 30, 2005	10.68	0.22	(0.08)	0.14	(0.24)	(0.24)
Year Ended June 30, 2004	10.92	0.22	(0.23)	(0.01)	(0.23)	(0.23)
Year Ended June 30, 2003	10.79	0.30	0.17	0.47	(0.34)	(0.34)
November 1, 2001 (e) to June 30, 2002	10.89	0.27	(0.07)	0.20	(0.30)	(0.30)

Ultra Short Duration Bond Fund (f)
Six Months Ended August 31, 2006 (Unaudited)	9.66	0.19	— (g)	0.19	(0.20)	(0.20)
July 1, 2005 through February 28, 2006 (d)	9.75	0.22	(0.08)	0.14	(0.23)	(0.23)
Year Ended June 30, 2005	9.81	0.21	(0.03)	0.18	(0.24)	(0.24)
Year Ended June 30, 2004	9.89	0.14	(0.04)	0.10	(0.18)	(0.18)
Year Ended June 30, 2003	9.88	0.19	0.03	0.22	(0.21)	(0.21)
November 1, 2001 (e) to June 30, 2002	9.88	0.18	0.02	0.20	(0.20)	(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

142   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.54	2.01%	$26,512	1.30%	2.96%	1.41%	33%
10.49	0.79	38,266	1.30	2.46	1.41	22
10.58	1.30	56,296	1.30	2.12	1.71	27
10.68	(0.10)	98,576	1.30	2.01	1.81	54
10.92	4.43	156,942	1.30	2.71	1.81	27
10.79	5.77	32,680	1.30	3.92	1.82	50

9.65	1.99	265,367	1.20	3.93	1.41	10
9.66	1.46	338,830	1.20	3.31	1.41	9
9.75	1.88	438,955	1.20	2.17	1.66	26
9.81	1.03	604,084	1.20	1.48	1.77	46
9.89	2.39	741,134	1.20	1.82	1.77	36
9.88	1.89	253,974	1.15	2.75	1.78	39

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   143

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

R Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions	Redemption fees
Core Bond Fund
May 15, 2006 (d) through August 31, 2006 (Unaudited)	$10.35	$0.14	(e)	$0.19	$0.33	$(0.16)	$(0.16)	$—

High Yield Bond Fund
May 15, 2006 (d) through August 31, 2006 (Unaudited)	8.31	0.18		(0.03)	0.15	(0.22)	(0.22)	—	(f)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

144   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.52	3.24%	$14,547	0.45%	4.62%	0.50%	5%

8.24	1.80	2,343	0.85	7.83	0.86	30

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   145

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

				Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.56	$0.24	(e)	$(0.03)	$0.21	$(0.24)	$—	$(0.24)	$—
July 1, 2005 through February 28, 2006 (d)	10.90	0.33		(0.33)	—	(0.34)	—	(0.34)	—
Year Ended June 30, 2005	10.77	0.53		0.14	0.67	(0.54)	—	(0.54)	—
Year Ended June 30, 2004	11.18	0.50		(0.38)	0.12	(0.53)	—	(0.53)	—
Year Ended June 30, 2003	10.82	0.64		0.36	1.00	(0.63)	(0.01)	(0.64)	—
Year Ended June 30, 2002	10.59	0.69		0.28	0.97	(0.71)	(0.03)	(0.74)	—
Year Ended June 30, 2001	10.08	0.67		0.50	1.17	(0.66)	—	(0.66)	—

Core Plus Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.73	0.19		(0.05)	0.14	(0.19)	—	(0.19)	—
July 1, 2005 through February 28, 2006 (d)	7.95	0.25		(0.22)	0.03	(0.25)	—	(0.25)	—
Year Ended June 30, 2005	7.82	0.38		0.13	0.51	(0.38)	—	(0.38)	—
Year Ended June 30, 2004	8.10	0.38		(0.28)	0.10	(0.38)	—	(0.38)	—
Year Ended June 30, 2003	7.81	0.48		0.29	0.77	(0.48)	—	(0.48)	—
Year Ended June 30, 2002	7.75	0.48		0.06	0.54	(0.48)	—	(0.48)	—
Year Ended June 30, 2001	7.51	0.49		0.24	0.73	(0.49)	—	(0.49)	—

Government Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.14	0.25		(0.11)	0.14	(0.25)	—	(0.25)	—
July 1, 2005 through February 28, 2006 (d)	10.47	0.31		(0.33)	(0.02)	(0.31)	—	(0.31)	—
Year Ended June 30, 2005	10.15	0.49		0.32	0.81	(0.49)	—	(0.49)	—
Year Ended June 30, 2004	10.66	0.48		(0.50)	(0.02)	(0.49)	—	(0.49)	—
Year Ended June 30, 2003	10.25	0.56		0.40	0.96	(0.55)	—	(0.55)	—
Year Ended June 30, 2002	9.93	0.58		0.32	0.90	(0.58)	—	(0.58)	—
Year Ended June 30, 2001	9.54	0.60		0.39	0.99	(0.60)	—	(0.60)	—

High Yield Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	8.24	0.32		— (f)	0.32	(0.32)	—	(0.32)	—	(f)
July 1, 2005 through February 28, 2006 (d)	8.30	0.43		(0.06)	0.37	(0.43)	—	(0.43)	—	(f)
Year Ended June 30, 2005	8.18	0.63		0.14	0.77	(0.63)	(0.02)	(0.65)	—	(f)
Year Ended June 30, 2004	7.93	0.61		0.25	0.86	(0.61)	—	(0.61)	—
Year Ended June 30, 2003	7.31	0.67		0.62	1.29	(0.67)	—	(0.67)	—
Year Ended June 30, 2002	8.20	0.72		(0.89)	(0.17)	(0.72)	—	(0.72)	—
Year Ended June 30, 2001	8.90	0.86		(0.70)	0.16	(0.86)	—	(0.86)	—

Intermediate Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.31	0.27		(0.04)	0.23	(0.26)	—	(0.26)	—
July 1, 2005 through February 28, 2006 (d)	10.65	0.35		(0.34)	0.01	(0.35)	—	(0.35)	—
Year Ended June 30, 2005	10.62	0.55		0.01	0.56	(0.53)	—	(0.53)	—
Year Ended June 30, 2004	11.01	0.49		(0.37)	0.12	(0.51)	—	(0.51)	—
Year Ended June 30, 2003	10.70	0.59		0.33	0.92	(0.61)	—	(0.61)	—
Year Ended June 30, 2002	10.50	0.65		0.21	0.86	(0.66)	—	(0.66)	—
Year Ended June 30, 2001	10.07	0.63		0.43	1.06	(0.63)	—	(0.63)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

146   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.53	2.02%	$2,395,652	0.60%	4.54%	0.69%	5%
10.56	(0.02)	2,742,810	0.60	4.69	0.72	13
10.90	6.36	2,754,702	0.60	4.72	0.79	16
10.77	1.13	4,902,736	0.60	4.60	0.81	20
11.18	9.51	4,365,709	0.60	5.80	0.82	23
10.82	9.39	2,874,707	0.60	6.35	0.83	32
10.59	11.85	2,093,516	0.60	6.40	0.83	21

7.68	1.88	922,058	0.66	4.91	0.70	20
7.73	0.46	1,216,897	0.65	4.90	0.69	15
7.95	6.73	1,252,911	0.65	4.79	0.77	20
7.82	1.22	1,306,778	0.63	4.73	0.80	24
8.10	10.10	1,276,529	0.64	5.91	0.82	16
7.81	7.08	1,312,171	0.64	6.09	0.81	23
7.75	10.00	1,336,566	0.64	6.41	0.81	18

10.03	1.41	849,499	0.53	4.89	0.74	18
10.14	(0.16)	805,018	0.54	4.58	0.72	6
10.47	8.15	824,646	0.56	4.67	0.71	10
10.15	(0.16)	758,403	0.62	4.65	0.69	16
10.66	9.58	727,267	0.62	5.25	0.68	19
10.25	9.22	785,343	0.62	5.63	0.68	24
9.93	10.62	812,766	0.62	6.12	0.67	13

8.24	4.01	977,566	0.87	7.79	1.07	30
8.24	4.53	960,421	0.86	7.77	1.05	47
8.30	9.74	988,281	0.87	7.47	1.01	68
8.18	11.22	1,043,708	0.86	7.59	0.98	58
7.93	18.90	715,924	0.89	9.23	1.00	52
7.31	(2.34)	468,111	0.90	9.21	1.02	34
8.20	1.89	349,396	0.89	10.18	1.01	30

10.28	2.23	813,293	0.58	4.92	0.72	3
10.31	0.11	914,815	0.58	5.02	0.73	5
10.65	5.37	941,813	0.58	4.70	0.79	10
10.62	1.11	1,525,275	0.58	4.51	0.82	17
11.01	8.79	1,362,926	0.58	5.51	0.82	24
10.70	8.37	1,183,685	0.58	6.13	0.82	33
10.50	10.76	1,129,645	0.58	6.05	0.80	23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   147

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mortgage-Backed Securities Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.38	$0.24	$(0.02)	$0.22	$(0.24)	$—	$(0.24)
July 1, 2005 through February 28, 2006 (d)	10.67	0.34	(0.29)	0.05	(0.34)	—	(0.34)
Year Ended June 30, 2005	10.61	0.42	0.17	0.59	(0.53)	—	(0.53)
Year Ended June 30, 2004	10.75	0.45	(0.10)	0.35	(0.49)	—	(0.49)
Year Ended June 30, 2003	10.89	0.62	(0.06)	0.56	(0.69)	(0.01)	(0.70)
Year Ended June 30, 2002	10.47	0.76	0.43	1.19	(0.76)	(0.01)	(0.77)
August 18, 2000 (e) through June 30, 2001	10.00	0.63	0.46	1.09	(0.62)	—	(0.62)

Short Duration Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.44	0.21	0.03	0.24	(0.20)	—	(0.20)
July 1, 2005 through February 28, 2006 (d)	10.52	0.23	(0.08)	0.15	(0.23)	—	(0.23)
Year Ended June 30, 2005	10.63	0.32	(0.12)	0.20	(0.31)	—	(0.31)
Year Ended June 30, 2004	10.87	0.30	(0.23)	0.07	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.73	0.39	0.17	0.56	(0.42)	—	(0.42)
Year Ended June 30, 2002	10.57	0.51	0.18	0.69	(0.53)	—	(0.53)
Year Ended June 30, 2001	10.29	0.60	0.28	0.88	(0.60)	—	(0.60)

Treasury & Agency Fund
Six Months Ended August 31, 2006 (Unaudited)	9.74	0.24	(0.04)	0.20	(0.24)	—	(0.24)
July 1, 2005 through February 28, 2006 (d)	9.99	0.33	(0.25)	0.08	(0.33)	—	(0.33)
Year Ended June 30, 2005	10.30	0.44	(0.19)	0.25	(0.45)	(0.11)	(0.56)
Year Ended June 30, 2004	10.75	0.37	(0.39)	(0.02)	(0.38)	(0.05)	(0.43)
Year Ended June 30, 2003	10.32	0.41	0.43	0.84	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.03	0.47	0.29	0.76	(0.47)	—	(0.47)
Year Ended June 30, 2001	9.64	0.58	0.38	0.96	(0.57)	—	(0.57)

Ultra Short Duration Bond Fund (f)
Six Months Ended August 31, 2006 (Unaudited)	9.74	0.23	(0.01)	0.22	(0.23)	—	(0.23)
July 1, 2005 through February 28, 2006 (d)	9.83	0.27	(0.08)	0.19	(0.28)	—	(0.28)
Year Ended June 30, 2005	9.88	0.29	(0.03)	0.26	(0.31)	—	(0.31)
Year Ended June 30, 2004	9.97	0.23	(0.06)	0.17	(0.26)	—	(0.26)
Year Ended June 30, 2003	9.95	0.27	0.04	0.31	(0.29)	—	(0.29)
Year Ended June 30, 2002	9.86	0.40	0.10	0.50	(0.41)	—	(0.41)
Year Ended June 30, 2001	9.73	0.62	0.13	0.75	(0.62)	—	(0.62)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

148   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.36	2.17%	$102,235	0.40%	4.63%	0.72%	9%
10.38	0.54	103,491	0.40	4.92	0.72	16
10.67	5.70	123,104	0.40	4.54	0.55	25
10.61	3.30	1,530,225	0.40	4.12	0.54	35
10.75	5.30	1,137,661	0.40	5.56	0.55	36
10.89	11.71	613,936	0.40	7.28	0.57	30
10.47	11.12	357,777	0.40	7.14	0.58	13

10.48	2.31	372,937	0.55	3.71	0.66	33
10.44	1.39	497,708	0.55	3.21	0.66	22
10.52	1.94	559,775	0.55	2.85	0.79	27
10.63	0.67	1,045,405	0.55	2.75	0.81	54
10.87	5.28	923,772	0.55	3.60	0.81	27
10.73	6.67	810,740	0.55	4.87	0.81	50
10.57	8.77	670,111	0.54	5.79	0.81	46

9.70	2.09	56,769	0.45	4.91	0.77	2
9.74	0.87	48,965	0.45	5.07	0.79	20
9.99	2.48	45,461	0.42	4.30	0.67	22
10.30	(0.23)	49,053	0.40	3.55	0.60	23
10.75	8.28	51,797	0.40	3.86	0.60	33
10.32	7.69	54,819	0.40	4.59	0.60	41
10.03	10.22	51,371	0.40	5.79	0.60	48

9.73	2.35	593,342	0.45	4.69	0.66	10
9.74	1.96	668,770	0.45	4.07	0.66	9
9.83	2.71	764,427	0.45	2.91	0.74	26
9.88	1.69	1,144,000	0.45	2.22	0.77	46
9.97	3.12	1,127,169	0.45	2.61	0.77	36
9.95	5.15	581,377	0.40	3.94	0.77	39
9.86	7.94	299,209	0.40	6.27	0.74	38

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   149

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions	Redemption fees
Core Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.56	$0.25	(g)	$(0.03)	$0.22	$(0.25)	$(0.25)	$—
July 1, 2005 through February 28, 2006 (d)	10.90	0.35		(0.34)	0.01	(0.35)	(0.35)	—
February 22, 2005 (e) through June 30, 2005	10.84	0.19		0.07	0.26	(0.20)	(0.20)	—

Core Plus Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	7.73	0.20		(0.05)	0.15	(0.20)	(0.20)	—
July 1, 2005 through February 28, 2006 (d)	7.95	0.27		(0.22)	0.05	(0.27)	(0.27)	—
February 22, 2005 (e) through June 30, 2005	7.94	0.15		0.03	0.18	(0.17)	(0.17)	—

High Yield Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	8.24	0.33		(0.01)	0.32	(0.33)	(0.33)	—	(h)
July 1, 2005 through February 28, 2006 (d)	8.30	0.45		(0.08)	0.37	(0.43)	(0.43)	—	(h)
February 22, 2005 (e) through June 30, 2005	8.59	0.23		(0.24)	(0.01)	(0.28)	(0.28)	—

Intermediate Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.32	0.26		(0.03)	0.23	(0.26)	(0.26)	—
July 1, 2005 through February 28, 2006 (d)	10.65	0.36		(0.33)	0.03	(0.36)	(0.36)	—
February 22, 2005 (e) through June 30, 2005	10.66	0.20		0.03	0.23	(0.24)	(0.24)	—

Mortgage-Backed Securities Fund
Six Months Ended August 31, 2006 (Unaudited)	10.38	0.25		(0.01)	0.24	(0.25)	(0.25)	—
July 1, 2005 through February 28, 2006 (d)	10.67	0.35		(0.29)	0.06	(0.35)	(0.35)	—
February 22, 2005 (e) through June 30, 2005	10.66	0.21		0.03	0.24	(0.23)	(0.23)	—

Short Duration Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.44	0.21		0.04	0.25	(0.21)	(0.21)	—
July 1, 2005 through February 28, 2006 (d)	10.52	0.24		(0.07)	0.17	(0.25)	(0.25)	—
February 22, 2005 (e) through June 30, 2005	10.56	0.13		(0.02)	0.11	(0.15)	(0.15)	—

Ultra Short Duration Bond Fund (f)
Six Months Ended August 31, 2006 (Unaudited)	9.75	0.24		(0.01)	0.23	(0.24)	(0.24)	—
July 1, 2005 through February 28, 2006 (d)	9.83	0.27		(0.06)	0.21	(0.29)	(0.29)	—
February 22, 2005 (e) through June 30, 2005	9.87	0.13		(0.02)	0.11	(0.15)	(0.15)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

150   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.53	2.12%	$692,111	0.40%	4.74%	0.44%	5%
10.56	0.12	703,229	0.40	4.89	0.47	13
10.90	2.44	649,060	0.40	5.00	0.43	16

7.68	1.97	12,236	0.45	5.12	0.45	20
7.73	0.62	12,738	0.44	5.10	0.44	15
7.95	2.35	13,894	0.43	5.27	0.43	20

8.23	3.93	58,277	0.81	7.86	0.82	30
8.24	4.60	58,131	0.80	7.95	0.80	47
8.30	(0.12)	40,477	0.79	7.91	0.85	68

10.29	2.31	109,987	0.40	5.10	0.47	3
10.32	0.31	120,779	0.40	5.20	0.48	5
10.65	2.16	134,005	0.40	5.28	0.43	10

10.37	2.33	1,269,541	0.25	4.77	0.47	9
10.38	0.62	1,177,895	0.25	5.08	0.47	16
10.67	2.30	1,135,323	0.25	5.19	0.46	25

10.48	2.43	374,083	0.30	3.98	0.41	33
10.44	1.60	371,212	0.30	3.47	0.41	22
10.52	1.05	392,444	0.30	3.45	0.44	27

9.74	2.42	461,703	0.25	4.89	0.41	10
9.75	2.20	474,681	0.25	4.30	0.41	9
9.83	1.11	425,437	0.25	3.68	0.40	26

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   151

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The following are nine separate funds of the Trust (collectively, the “Funds”).

Classes Offered
Core Bond Fund	Class A, Class B, Class C, R Class, Select Class and Ultra
Core Plus Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Government Bond Fund	Class A, Class B, Class C, Select Class
High Yield Bond Fund	Class A, Class B, Class C, R Class, Select Class and Ultra
Intermediate Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Mortgage-Backed Securities Fund	Class A, Select Class and Ultra
Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra
Treasury & Agency Fund	Class A, Class B and Select Class
Ultra Short Duration Bond Fund	Class A, Class B, Class C, Select Class and Ultra

Effective July 1, 2006, the Board of Trustees approved the name change from JPMorgan Ultra Short Term Bond Fund to JPMorgan Ultra Short Duration Bond Fund.

The Funds have changed their fiscal year ends from June 30 to the last day of February.

R Class Shares commenced operations on May 15, 2006 for the Core Bond Fund and High Yield Bond Fund.

The Ultra Shares commenced operations on February 22, 2005 for the Core Bond Fund, Core Plus Bond Fund, High Yield Bond Fund, Intermediate Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Ultra Short Duration Bond Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) provide for a contingent deferred sales charge. Class B Shares automatically convert to Class A Shares after eight years (except for Short Duration Bond Fund, Treasury & Agency Fund and Ultra Short Duration Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the R Class, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

Effective August 1, 2006, the maximum sales charges incurred on sales of Class A Shares of the Funds changed as noted below:

	Sales Charge Effective August 1, 2006	Sales Charge Prior to August 1, 2006
Core Bond Fund	3.75%	4.50%
Core Plus Bond Fund	3.75	4.50
Government Bond Fund	3.75	4.50
High Yield Bond Fund	3.75	4.50
Intermediate Bond Fund	3.75	4.50
Mortgage-Backed Securities Fund	3.75	4.50
Short Duration Bond Fund	2.25	3.00
Treasury & Agency Fund	2.25	3.00
Ultra Short Duration Bond Fund	2.25	3.00

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market Systems equity securities quoted by the NASDAQ Stock Market shall generally be the NASDAQ Official Closing Price. Unlisted securities are valued at the last sale price provided by an independent pricing agent or principal market maker. Listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price as of the closing of the primary exchange where such securities are normally traded. Fixed income securities (other than short-term investments maturing in 61 days or less), are valued

152   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in 61 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the market value and percentage of net assets of illiquid securities as of August 31, 2006 (amounts in thousands):

	Amount	Percentage
Core Plus Bond Fund	$369	—	(a)
High Yield Bond Fund	23,355	2.0%
Intermediate Bond Fund	6	—	(a)
Ultra Short Duration Bond Fund	7	—	(a)

(a)	Amount rounds to less than 0.1%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Loan Participations and Assignments — Certain Funds may invest in Loan Participations and assignments of all or a portion of loans. When the Funds purchase a Loan Participation, the Funds typically enter into a contractual relationship with the lender or third party selling such Participations (“Selling Participant”), but not the Borrower. In contrast, a Fund has direct rights against the Borrower on a loan when it purchases an assignment. As a result, the Funds assume the credit risk of the Borrower, and with respect to Loan Participations, the Selling Participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). The Funds may not benefit directly from the collateral supporting the senior loan in which it has purchased the Loan Participation.

E. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2006, the Ultra Short Duration Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   153

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to manage a Fund’s exposure to foreign currency exchange fluctuations. The values of the forward foreign currency exchange contracts are adjusted daily by reference to the applicable exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of foreign currency and in an unlimited amount for sales of foreign currency.

As of August 31, 2006, the Core Plus Bond Fund had outstanding forward foreign currency exchange contracts as listed on its Schedule of Portfolio Investments.

H. Securities Lending — To generate additional income, each Fund (other than the Ultra Short Duration Bond Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (“U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. government securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. government securities outstanding during a given month. For the period ended August 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. government securities and (ii) 0.10% for each loan of the non-U.S. government securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

154   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

As of August 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid	Market Value of Collateral	Market Value of Loaned Securities
Core Bond Fund	$57	$230,827	$228,001
Core Plus Bond Fund	31	118,705	116,921
Government Bond Fund	46	167,138	164,659
High Yield Bond Fund	72	269,214	265,728
Intermediate Bond Fund	25	97,547	96,175
Mortgage-Backed Securities Fund	3	11,786	11,640
Short Duration Bond Fund	49	192,196	188,300
Treasury & Agency Fund	10	34,702	34,168

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

J. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

M. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

N. Redemption Fees — Generally, shares of the High Yield Bond Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the High Yield Bond Fund and are credited to paid in capital.

O. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   155

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect wholly-owned subsidiary of JPMCB, which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Bond Fund	0.65
Intermediate Bond Fund	0.30
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Treasury & Agency Fund	0.30
Ultra Short Duration Bond Fund	0.25

The Advisor has entered into investment sub-advisory agreements with JPMorgan High Yield Partners LLC (the “sub-advisor”) with respect to the Core Plus Bond Fund and High Yield Bond Fund. The Advisor pays the sub-advisor for its services. JPMorgan High Yield Partners LLC is a wholly owned subsidiary of the Advisor.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the period ended are as follows (amounts in thousands):

Six Months Ended 8/31/06
Core Bond Fund	$173
Core Plus Bond Fund	30
Government Bond Fund	57
High Yield Bond Fund	16
Intermediate Bond Fund	33
Mortgage-Backed Securities Fund	69
Short Duration Bond Fund	10
Treasury & Agency Fund	2
Ultra Short Duration Bond Fund	132

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

156   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from the redemptions of Class B and Class C Shares (except for Class C Shares of the Short Duration Bond Fund and Ultra Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2006, the Distributor retained the following amounts (amounts in thousands):

	Front-End Sales Charge	CDSC
Core Bond Fund	$287	$188
Core Plus Bond Fund	16	15
Government Bond Fund	27	143
High Yield Bond Fund	34	59
Intermediate Bond Fund	10	142
Mortgage-Backed Securities Fund	1	—
Short Duration Bond Fund	1	22
Treasury & Agency Fund	5	14
Ultra Short Duration Bond Fund	2	55

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Ultra
Core Bond Fund	0.25%	0.25%	0.25%	0.05%	0.25%	n/a
Core Plus Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Government Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
High Yield Bond Fund	0.25	0.25	0.25	0.05	0.25	n/a
Intermediate Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Mortgage-Backed Securities Fund	0.25	n/a	n/a	n/a	0.25	n/a
Short Duration Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a
Treasury & Agency Fund	0.25	0.25	n/a	n/a	0.25	n/a
Ultra Short Duration Bond Fund	0.25	0.25	0.25	n/a	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	R Class	Select Class	Ultra
Core Bond Fund	0.75%	1.46%	1.46%	0.53%	0.60%	0.48%
Core Plus Bond Fund	0.92	1.57	1.57	n/a	0.67	0.45
Government Bond Fund	0.75	1.48	1.48	n/a	0.55	n/a
High Yield Bond Fund	1.15	1.80	1.80	0.86	0.90	0.81
Intermediate Bond Fund	0.83	1.48	1.48	n/a	0.58	0.48
Mortgage-Backed Securities Fund	0.65	n/a	n/a	n/a	0.40	0.25
Short Duration Bond Fund	0.80	1.30	1.30	n/a	0.55	0.44
Treasury & Agency Fund	0.70	1.20	n/a	n/a	0.45	n/a
Ultra Short Duration Bond Fund	0.70	1.20	1.20	n/a	0.45	0.44

The contractual expense limitation agreements were in effect for the six months ended August 31, 2006. The expense limitation percentages in the table above are in place until at least June 30, 2007, except for R Class Shares of the Core Bond Fund and High Yield Bond Fund which are in place until at least October 31, 2007.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   157

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

For the six months ended August 31, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

		Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$—	$693	$953	$1,646
Core Plus Bond Fund	—	—	167	167
Government Bond Fund	—	4	870	874
High Yield Bond Fund	—	2	861	863
Intermediate Bond Fund	—	378	356	734
Mortgage-Backed Securities Fund	970	502	58	1,530
Short Duration Bond Fund	219	215	—	434
Treasury & Agency Fund	—	46	182	228
Ultra Short Duration Bond Fund	700	466	295	1,461

		Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$—	$78	$—	$78
Core Plus Bond Fund	—	4	55	59
Government Bond Fund	—	13	75	88
High Yield Bond Fund	—	34	111	145
Intermediate Bond Fund	—	54	—	54
Short Duration Bond Fund	27	32	—	59
Treasury & Agency Fund	—	1	—	1
Ultra Short Duration Bond Fund	75	47	—	122

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fee is included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party brokers/dealers. For the period ended August 31, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with JPMorgan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

158   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

4. Investment Transactions

During the six months ended August 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$143,103	$253,825	$41,947	$96,569
Core Plus Bond Fund	63,736	319,432	153,896	158,059
Government Bond Fund	138,394	77,366	25,063	119,017
High Yield Bond Fund	351,962	339,168	—	—
Intermediate Bond Fund	14,664	108,306	17,880	33,701
Mortgage-Backed Securities Fund	185,736	108,996	—	—
Short Duration Bond Fund	174,078	349,235	131,109	115,203
Treasury & Agency Fund	—	46	15,571	2,383
Ultra Short Duration Bond Fund	143,942	277,109	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$3,932,561	$38,053	$96,321	$(58,268)
Core Plus Bond Fund	1,099,764	28,337	17,023	11,314
Government Bond Fund	1,209,812	26,134	13,598	12,536
High Yield Bond Fund	1,404,549	25,174	39,289	(14,115)
Intermediate Bond Fund	1,288,842	10,999	35,472	(24,473)
Mortgage-Backed Securities Fund	1,410,182	13,251	33,848	(20,597)
Short Duration Bond Fund	1,069,642	2,218	7,805	(5,587)
Treasury & Agency Fund	178,384	403	4,084	(3,681)
Ultra Short Duration Bond Fund	1,540,287	4,366	18,778	(14,412)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate.

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

The Funds do not have outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of August 31, 2006. The average borrowings from another fund for the six months ended August 31, 2006 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Core Plus Bond Fund	$1,043	3	$—	(a)
Short Duration Bond Fund	1,878	13	3
Treasury & Agency Fund	811	5	1

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest Expense in the Statement of Operations.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   159

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The High Yield Bond Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Bond Fund invests at least 80% of its net assets in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These bonds involve a greater risk of default by the issuer because such securities are generally unsecured, often subordinated to other creditors’ claims and may be issued by companies which are highly leveraged, less creditworthy or financially distressed.

The ability of the issuers of debt, asset-backed and mortgage-backed securities, along with counterparties to swap and option agreements to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed and mortgage-backed securities can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of the funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the subadvisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of the Trust and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to the Trust. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOAI to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates ”means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rate Fund contained in this semi-annual report is the Government Bond Fund, and the Reduced Rate was implemented September 27, 2004.

160   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 19, 2004, the Board of Trustees of the JPMorgan Funds then existing, and, on August 12, 2004, the Board of Trustees of the One Group Mutual Funds, each approved management’s proposal to merge JPMorgan Bond Fund II (the “Target Fund”) into One Group Bond Fund (the “Acquiring Fund”) and JPMorgan U.S. Treasury Income Fund (the “Target Fund”) into One Group Government Bond Fund (the “Acquiring Fund”).

The mergers were effective after the close of business February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transactions were structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to their holdings in the Target Funds as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Bond Fund II				$8,857
Class A	435	$17,702	$40.71
Class B	271	10,985	40.58
Select Class	19,914	806,911	40.52
Acquiring Fund
One Group Bond Fund				36,529
Class A	32,099	348,538	10.86
Class B	8,320	90,238	10.85
Class C	6,291	68,619	10.91
Class I (renamed Select Class)	243,786	2,645,357	10.85
Post Reorganization
JPMorgan Core Bond Fund				45,386
Class A	33,729	366,240	10.86
Class B	9,332	101,223	10.85
Class C	6,291	68,619	10.91
Select Class	318,155	3,452,268	10.85
Target Fund
JPMorgan U.S. Treasury Income Fund				1,722
Class A	3,794	44,516	11.73
Class B	1,016	11,923	11.73
Select Class	7,077	73,203	11.75
Acquiring Fund
One Group Government Bond Fund				50,727
Class A	8,392	86,880	10.35
Class B	8,529	88,215	10.34
Class C	2,464	25,466	10.34
Class I (renamed Select Class)	73,923	764,567	10.34
Post Reorganization
JPMorgan Government Bond Fund				52,449
Class A	12,692	131,396	10.35
Class B	9,682	100,138	10.34
Class C	2,464	25,466	10.34
Select Class	81,000	837,770	10.34

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   161

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

10. Transfers-In-Kind

For the year ended June 30, 2005, certain shareholders of the Core Bond Fund, Intermediate Bond Fund and Mortgage-Backed Securities Fund redeemed Select Class Shares and the Funds paid the redemption proceeds primarily by means of a redemption in-kind of the Funds’ portfolio securities. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Core Bond Fund	2/4/2005	$2,394,758	$83,971	Redemption in-kind
Intermediate Bond Fund	2/4/2005	373,852	10,903	Redemption in-kind
Mortgage-Backed Securities Fund	1/27/2005	359,191	5,813	Redemption in-kind

11. Other

On or about November 30, 2006, certain shareholders of the Mortgage-Backed Securities Fund whose holdings are in excess of 30% of the net assets of the Fund are expected to redeem shares and the Mortgage-Backed Securities Fund anticipates paying the proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities. The amount of shares to be redeemed is subject to change.

162   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	122	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	122	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	122
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	122	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	122	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   163

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	122	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	122	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	122	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	122
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (122 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

164   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   165

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

166   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2006, and continued to hold your shares at the end of the reporting period, August 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006	Annualized Expense Ratio
Core Bond Fund
Class A
Actual*	$1,000.00	$1,019.40	$3.82	0.75%
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class B
Actual*	1,000.00	1,016.10	7.11	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class C
Actual*	1,000.00	1,016.10	7.11	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
R Class
Actual**	1,000.00	1,032.40	1.35	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Select Class
Actual*	1,000.00	1,020.20	3.06	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60
Ultra
Actual*	1,000.00	1,021.20	2.04	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   167

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006	Annualized Expense Ratio
Core Plus Bond Fund
Class A
Actual*	$1,000.00	$1,017.60	$4.63	0.91%
Hypothetical*	1,000.00	1,020.62	4.63	0.91
Class B
Actual*	1,000.00	1,013.80	7.36	1.45
Hypothetical*	1,000.00	1,017.90	7.37	1.45
Class C
Actual*	1,000.00	1,014.80	7.36	1.45
Hypothetical*	1,000.00	1,017.90	7.37	1.45
Select Class
Actual*	1,000.00	1,018.80	3.36	0.66
Hypothetical*	1,000.00	1,021.88	3.36	0.66
Ultra
Actual*	1,000.00	1,019.70	2.29	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45

Government Bond Fund
Class A
Actual*	1,000.00	1,013.10	3.81	0.75
Hypothetical*	1,000.00	1,021.42	3.82	0.75
Class B
Actual*	1,000.00	1,009.60	7.40	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Class C
Actual*	1,000.00	1,009.60	7.40	1.46
Hypothetical*	1,000.00	1,017.85	7.43	1.46
Select Class
Actual*	1,000.00	1,014.10	2.69	0.53
Hypothetical*	1,000.00	1,022.53	2.70	0.53

High Yield Bond Fund
Class A
Actual*	1,000.00	1,037.80	5.75	1.12
Hypothetical*	1,000.00	1,019.56	5.70	1.12
Class B
Actual*	1,000.00	1,035.70	9.08	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
Class C
Actual*	1,000.00	1,034.40	9.08	1.77
Hypothetical*	1,000.00	1,016.28	9.00	1.77
R Class
Actual**	1,000.00	1,018.00	2.54	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	1,040.10	4.47	0.87
Hypothetical*	1,000.00	1,020.82	4.43	0.87
Ultra
Actual*	1,000.00	1,039.30	4.16	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81

168   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006	Annualized Expense Ratio
Intermediate Bond Fund
Class A
Actual*	$1,000.00	$1,021.00	$4.23	0.83%
Hypothetical*	1,000.00	1,021.02	4.23	0.83
Class B
Actual*	1,000.00	1,017.60	7.12	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Class C
Actual*	1,000.00	1,018.50	7.12	1.40
Hypothetical*	1,000.00	1,018.15	7.12	1.40
Select Class
Actual*	1,000.00	1,022.30	2.96	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Ultra
Actual*	1,000.00	1,023.10	2.04	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40

Mortgage-Backed Securities Fund
Class A
Actual*	1,000.00	1,021.10	3.31	0.65
Hypothetical*	1,000.00	1,021.93	3.31	0.65
Select Class
Actual*	1,000.00	1,021.70	2.04	0.40
Hypothetical*	1,000.00	1,023.19	2.04	0.40
Ultra
Actual*	1,000.00	1,023.30	1.27	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

Short Duration Bond Fund
Class A
Actual*	1,000.00	1,022.00	4.08	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Class B
Actual*	1,000.00	1,020.10	6.62	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Class C
Actual*	1,000.00	1,020.10	6.62	1.30
Hypothetical*	1,000.00	1,018.65	6.61	1.30
Select Class
Actual*	1,000.00	1,023.10	2.80	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Ultra
Actual*	1,000.00	1,024.30	1.53	0.30
Hypothetical*	1,000.00	1,023.69	1.53	0.30

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   169

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006	Annualized Expense Ratio

Treasury & Agency Fund
Class A
Actual*	$1,000.00	$1,020.60	$3.57	0.70%
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class B
Actual*	1,000.00	1,017.20	6.10	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Select Class
Actual*	1,000.00	1,020.90	2.29	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45

Ultra Short Duration Bond Fund***
Class A
Actual*	1,000.00	1,022.20	3.57	0.70
Hypothetical*	1,000.00	1,021.68	3.57	0.70
Class B
Actual*	1,000.00	1,019.90	6.11	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Class C
Actual*	1,000.00	1,019.90	6.11	1.20
Hypothetical*	1,000.00	1,019.16	6.11	1.20
Select Class
Actual*	1,000.00	1,023.50	2.30	0.45
Hypothetical*	1,000.00	1,022.94	2.29	0.45
Ultra
Actual*	1,000.00	1,024.20	1.28	0.25
Hypothetical*	1,000.00	1,023.95	1.28	0.25

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 108/365 (to reflect the actual period).

***	Prior to July 1, 2006, the Fund was named Ultra Short Term Bond Fund.

170   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

At the meetings held in person in June and August 2006, the Board of Trustees (the “Board”) considered the continuation of each of the investment advisory agreements for the Funds and the sub-advisory agreements for the High Yield Bond Fund and the Core Plus Bond Fund whose semi-annual report is contained herein (each an “Advisory Agreement”; collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuance of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Funds from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   171

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Bond Fund, Intermediate Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund, Treasury & Agency Fund and Ultra Short Duration Bond Fund (formerly known as Ultra Short Term Bond Fund) had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the

172   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

“Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Core Bond Fund’s performance in the first quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the Core Plus Bond Fund’s performance in the first, first and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Government Bond’s performance in the first quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the High Yield Bond Fund’s performance in the second quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the Intermediate Bond Fund’s performance in the first quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the Mortgage-Backed Securities Fund’s performance in the first quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the Short Duration Bond Fund’s performance in the first quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the Treasury & Agency Fund’s performance in the second, first and first quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Ultra Short Duration Bond Fund’s performance in the second, first and first quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Core Bond Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

Trustees noted that the Core Plus Bond Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Government Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the High Yield Bond Fund’s net advisory fee was in the fifth quintile and the total actual expenses were in the fourth quintile of its Universe Group. The Trustees discussed the fees and expenses of the Fund with the Advisor and concluded that the advisory fees and expenses were reasonable.

The Trustees noted that the Intermediate Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Mortgage-Backed Securities Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Short Duration Bond Fund’s fee was considered reasonable recognizing that the net advisory

AUGUST 31, 2006        JPMORGAN INCOME FUNDS   173

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Treasury & Agency Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Ultra Short Duration Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

174   JPMORGAN INCOME FUNDS        AUGUST 31, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. August 2006.	SAN-INC2-806

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2006 (UNAUDITED)

JPMorgan Funds

Money
Market
Funds

JPMorgan California Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan California Municipal Money Market Fund	2
JPMorgan Michigan Municipal Money Market Fund	3
JPMorgan New York Municipal Money Market Fund	4
JPMorgan Ohio Municipal Money Market Fund	5
Schedules of Portfolio Investments	6
Financial Statements	27
Financial Highlights	34
Notes to Financial Statements	42
Trustees	47
Officers	49
Schedule of Shareholder Expenses	51
Board Approval of Investment Advisory Agreement	53

HIGHLIGHTS

•	Consumer confidence was affected by rising interest rates, high energy prices and the Middle East conflict

•	Municipals and U.S. Treasuries rose significantly as the market evaluated the Fed nearing the end of its tightening cycle

•	The labor market showed some weakening during the period

•	Housing figures during the period were varied

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Money Market Funds for the six months ended August 31, 2006. Inside you will find in-depth information on some of our money market funds.

“While the market started the
second quarter strongly, a decline
in investors’ appetite for risk due
to fears over rising inflation and
tightening global liquidity led to
a weakening.”

Equity Markets Reflect Economic and Geopolitical Uncertainty

The period began with a wave of encouraging economic news. The core consumer price index (CPI) in March rose only 0.1% from February and only 0.1% in February from January. The equity market surged in the mid-month, as investors reacted to the positive data. While the market started the second quarter strongly, a decline in investors’ appetite for risk due to fears over rising inflation and tightening global liquidity led to a weakening. U.S. equities sold off sharply in May following the release of the Federal Reserve (Fed) statement, which accompanied its rate hike and indicated more tightening to come. Stocks were under pressure for much of July, due to an unsteady beginning to the earnings season, inflation concerns and the Middle East conflict. Over the six-month period, the S&P 500 Index returned 2.79%.

Consumer confidence has been volatile, affected by rising interest rates, high energy prices and the Middle East conflict. The Conference Board Consumer Confidence Index rose to 109.6 in April from 107.2 the prior month, despite the price of oil topping $75 a barrel. In August, the Conference Board’s Consumer Confidence Index fell to 99.6, lower than analysts’ expectations and below 100 for the first time since November 2005.

Housing figures during the period were varied. In March, home starts fell 7.5% while sales of new homes increased by 8.0%. Data continued to be mixed in May, as housing starts and existing home sales declined, while new home sales decreased by 1.8%. By July, data reflected a continued slowdown in the housing sector. Both new and existing home sales declined, with the latter falling for the third consecutive month.

The labor market showed some weakening during the period. While the unemployment rate slipped to 4.7% during March, in April, payrolls posted an unimpressive gain of 112,000 and, by July, the unemployment figures released showed a five-month high of 4.8%, up from 4.6% in the previous month. In August, the rate slipped slightly to 4.7%, and employers added 188,000 jobs during the month.

Bond Markets Adjust to Bernanke

Although municipals outperformed U.S. Treasuries in March, both rose significantly as the market evaluated its prior assumption that the Federal Open Market Committee (FOMC) was near the end of its tightening cycle. Comments by new Fed Chairman Ben S. Bernanke late in the month were the root of this reassessment. On March 28, the first FOMC meeting chaired by Bernanke, the Fed raised the fed funds rate by 25 basis points, the 15th-consecutive rate increase since June 2004. The Fed raised rates at the two subsequent meetings in May and June, and then halted the string of rate increases at their meeting on August 8, seeking to give policymakers the opportunity to assess the effect the rate hikes have had on the economy.

A weaker-than-anticipated non-farm payrolls report in June led to a rally in both Treasuries and municipals, but growing fears of inflation and an increase in primary and secondary supply led to a significant pullback. However, in August, Treasury prices fell as non-farm payrolls increased by 128,000.

Outlook

Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth. While investors are still grappling with the outlook for monetary policy, equity markets have moved higher as energy prices have retreated and recently released key data suggests that the economy may be on course for a soft landing.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan California Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Objective	Highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.*
Primary Investment	California short-term municipal obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan and E*Trade
Net Assets as of 8/31/06	$900.3 Million
Average Maturity	18 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	11.3%
2–7 days	77.3
8–30 days	0.6
31–60 days	5.1
61–90 days	2.3
91–180 days	0.7
181+ days	2.7

7-DAY SEC YIELD (1)

Morgan Shares	3.02%
E*Trade Shares	2.55

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.89% and 2.42% for Morgan Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Michigan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/06	$243.0 Million
Average Maturity	20 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	10.4%
2–7 days	76.4
8–30 days	2.0
31–60 days	3.9
61–90 days	0.6
91–180 days	2.8
181+ days	3.9

7-DAY SEC YIELD (1)

Morgan Shares	3.06%
Premier Shares	3.21
Reserve Shares	2.95

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.98%, 3.14% and 2.88% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan New York Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Objective
Highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.*

Primary Investment	New York short-term municipal obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Reserve and E*Trade
Net Assets as of 8/31/06	$1.7 Billion
Average Maturity	25 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	2.0%
2–7 days	85.9
8–30 days	1.3
31–60 days	2.0
61–90 days	2.1
91–180 days	1.6
181+ days	5.1

7-DAY SEC YIELD (1)

Morgan Shares	3.01%
Reserve Shares	2.89
E*Trade Shares	2.59

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Reserve Shares and E*Trade Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.96%, 2.85% and 2.50% for Morgan Shares, Reserve Shares and E*Trade Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Ohio Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS
Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 8/31/06	$125.8 Million
Average Maturity	32 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

MATURITY SCHEDULE **

1 day	0.4%
2–7 days	79.7
8–30 days	5.6
31–60 days	0.0
61–90 days	3.2
91–180 days	3.6
181+ days	7.5

7-DAY SEC YIELD (1)

Morgan Shares	3.03%
Premier Shares	3.17
Reserve Shares	2.91

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

(1)	The yield for Morgan Shares, Premier Shares and Reserve Shares reflects the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.94%, 3.09% and 2.83% for Morgan Shares, Premier Shares and Reserve Shares, respectively.

**	Percentages based on total market value of investments.

A list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 9.6% (n)
	California — 9.6%
1,400	California Infrastructure Economic Development Bank, Salvation Army Western Territory, Rev., VAR, LOC: Bank of America N.A., 3.40%, 11/13/06	1,400
22,500	California State Department of Water, LIQ: Landesbank Hessen-Thueringen, 3.53%, 10/04/06	22,500
19,500	Chino Basin Regional Financing Authority, Inland Empire Utilities, LOC: State Street, 3.52%, 10/02/06	19,500
5,000	City of San Jose, Series B, LOC: State Street/CALSTRS, 3.66%, 11/01/06	5,000
2,000	Los Angeles County Metropolitan Transportation Authority, LOC: BNP/Dexia, 3.61%, 09/01/06	2,000
4,000	Muni Improvement Corp. of LA LOC: Bank of America, 3.57%, 11/01/06	4,000
2,000	San Diego County, RTC, LIQ: Dexia, 3.52%, 09/05/06	2,000
5,000	San Diego Water Authority, LIQ: Bayerische Landesbank, 3.63%, 12/01/06	5,000
4,000	San Gabriel Valley Government, LOC: Bayerische Landesbank, 3.51%, 09/01/06	4,000
	State of California
4,000	LIQ: KBC/RBS/National Australia/Lloyds/ Societe Generale/Bank of Nova Scotia, 3.43%, 10/16/06	4,000
10,000	LIQ: KBC/RBS/National Australia/Lloyds/ Societe Generale/Bank of Nova Scotia, 3.54%, 11/21/06	10,000
5,700	University of California, 3.52%, 09/19/06	5,700
1,300	Ventura County, LOC: Bank of Nova Scotia, 3.63%, 12/01/06	1,300
	Total Commercial Paper (Cost $86,400)	86,400
Daily Demand Notes — 10.6%
	California — 10.6%
400	California Health Facilities Financing Authority, Adventist Health Systems, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.55%, 09/01/06	400
	California Housing Finance Agency, Home Mortgage
5,000	Series C, Rev., VAR, 3.57%, 09/01/06	5,000
2,140	Series F, Rev., VAR, 3.59%, 09/01/06	2,140
145	Series H, Rev., VAR, 3.61%, 09/01/06	145
1,575	Series U, Rev., VAR, FSA, LIQ: Dexia Credit Local, 3.61%, 09/01/06 (m)	1,575
	California Housing Finance Agency, Multi-Family Housing
5,250	Series A, Rev., VAR, 3.61%, 09/01/06	5,250
1,050	Series A, VAR, AMT, LIQ: Helaba, 3.62%, 09/01/06	1,050
450	California Pollution Control Financing Authority, Atlantic Richfield Co. Project, Series A, Rev., VAR, 3.58%, 09/01/06	450
8,200	California Rural Home Mortgage Finance Authority, Series A, Rev., VAR, AMT, 3.62%, 09/01/06	8,200
	California State Department of Water Resources, Power Supply
17,825	Series B-2, Rev., VAR, LOC: BNP Paribas, 3.48%, 09/01/06	17,825
1,270	Subseries F-5, Rev., VAR, LOC: Citibank N.A., 3.48%, 09/01/06	1,270
9,200	Los Angeles Regional Airports Improvement Corp., Sublease, L.A. International Airport, Series LAX-2, Rev., VAR, LOC: Societe Generale, 3.56%, 09/01/06	9,200
	Municipal Securities Trust Certificates
1,500	Series 2001-135, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.57%, 09/01/06 (e)	1,500
4,100	Series 2001-136, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.57%, 09/01/06 (e)	4,100
10,175	Southern California Home Financing Authority, Mortgage, Series A, Rev., VAR, AMT, 3.62%, 09/01/06	10,175
	State of California, Daily Kindergarten
7,800	Series A-1, GO, VAR, LOC: Citibank N.A., 3.50%, 09/01/06	7,800
1,200	Series B-1, GO, VAR, LOC: Citibank N.A., 3.50%, 09/01/06	1,200
1,250	State of California, Municipal Securities Trust Receipts, Series SGA-119, GO, VAR, FGIC, LIQ: Societe Generale, 3.57%, 09/01/06	1,250
16,825	State of California, Series B, Sub Series B-6, GO, VAR, LOC: KBC Bank N.V., 3.50%, 09/01/06	16,825
	Total Daily Demand Notes (Cost $95,355)	95,355

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — 2.7%
	California — 2.7%
1,500	California School Cash Reserve Program Authority, Series A, Rev., 4.50%, 07/06/07	1,512
3,000	California Statewide Communities Development Authority, Series A-1, TRAN, Rev., FSA, 4.50%, 06/29/07	3,021
5,000	City of Oakland, TRAN, Rev., 4.50%, 07/17/07	5,034
1,000	Los Angeles County, California Schools, Series A, TRAN, 4.50%, 06/29/07	1,008
7,485	Los Angeles County, Series A, TRAN, Rev., CNTY GTD, 4.50%, 06/29/07	7,541
6,000	Ventura County, TRAN, GO, 4.50%, 07/02/07	6,039
	Total Municipal Bonds & Notes (Cost $24,155)	24,155
Weekly Demand Notes — 76.7%
	California — 73.1%
1,000	ABAG Finance Authority for Nonprofit Corps., Arbors Apartments, Series A, Rev., VAR, LIQ: FNMA, 3.35%, 09/06/06	1,000
6,995	ABN AMRO Munitops Certificate Trust, Series 2003-11, GO, VAR, FSA, 3.42%, 09/07/06	6,995
800	Alameda County IDA, Scientific Technology Project, Series A, Rev., VAR, AMT, LOC: BNP Paribas, 3.45%, 09/06/06	800
1,000	Alameda County IDA, United Manufacturing Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/06/06	1,000
8,500	Auburn Union School District, COP, VAR, FSA, 3.40%, 09/07/06	8,500
10,000	California Educational Facilities Authority, California Institute of Technology, Series B, Rev., VAR, 3.20%, 09/07/06	10,000
150	California Educational Facilities Authority, Stanford University, Series PA-542, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/06/06	150
1,400	California Educational Facilities Authority, University of San Francisco, Rev., VAR, LOC: Allied Irish Bank plc, 3.30%, 09/06/06	1,400
25,000	California Health Facilities Financing Authority, Catholic West, Series H, Rev., VAR, LOC: Bank of America N.A., 3.27%, 09/06/06	25,000
1,975	California Health Facilities Financing Authority, Series ROCS-RR-II-R-603CE, Rev., VAR, LIQ: Citibank N.A., 3.45%, 09/07/06	1,975
13,000	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VAR, 3.32%, 09/06/06	13,000
865	California Housing Finance Agency, Series D, Rev., VAR, AMT, FSA, 3.45%, 09/06/06	865
	California Infrastructure & Economic Development Bank, Lance Camper Manufacturing Corp.
6,000	Series A, Rev., VAR, LOC: Comerica Bank, 3.40%, 09/07/06	6,000
1,180	Series B, Rev., VAR, LOC: Comerica Bank, 3.40%, 09/07/06	1,180
	California Pollution Control Financing Authority, Sierra Pacific Industries Project
1,000	Rev., VAR, LOC: Wells Fargo Bank N.A., 3.46%, 09/06/06	1,000
7,675	Rev., VAR, LOC: Wells Fargo Bank N.A., 3.51%, 09/06/06	7,675
2,380	California Pollution Control Financing Authority, U.S. Borax, Inc. Project, Series A, Rev., VAR, LOC: Wachovia Bank of Georgia, 3.36%, 09/07/06	2,380
	California State Department of Water Resources, Power Supply
2,950	Series C-12, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.27%, 09/07/06	2,950
1,200	Sub Series G-2, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.29%, 09/07/06	1,200
1,000	Sub Series G-13, Rev., VAR, LOC: FGIC, 3.33%, 09/07/06	1,000
	California State Public Works Board
5,000	Series BNP-160, STARS, Rev., VAR, AMBAC, LIQ: BNP Paribas, 3.43%, 09/01/06	5,000
1,275	Series PA-814, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	1,275
	California Statewide Communities Development Authority
10,500	Series 54-TP, Rev., VAR, LIQ: Goldman Sachs, 3.51%, 09/07/06	10,500
1,650	Series 909, COP, VAR., MBIA, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	1,650
2,800	Series J, Rev., VAR, 3.32%, 09/06/06	2,800
21,520	Series M, Rev., VAR, 3.32%, 09/06/06	21,520
3,750	California Statewide Communities Development Authority, Busseto Foods, Inc., Series B, Rev., VAR, LOC: Comerica Bank, 3.51%, 09/06/06	3,750
11,337	California Statewide Communities Development Authority, Ivy Hill Apartments Project, Series I, Rev., VAR, LIQ: FNMA, 3.43%, 09/07/06	11,337
	California Statewide Communities Development Authority, Kaiser Permanente
3,700	Series A, Rev., VAR, 3.32%, 09/06/06	3,700
1,000	Series B, Rev., VAR, 3.32%, 09/06/06	1,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
10,000	California Statewide Communities Development Authority, Oakmont Senior Living, Series Y, Rev., VAR, LIQ: FNMA, 3.43%, 09/07/06	10,000
2,000	California Statewide Communities Development Authority, Plan Nine Partners Project, Series A, Rev., VAR, LOC: Union Bank of California N.A., 3.37%, 09/07/06	2,000
5,900	California Statewide Communities Development Authority, Post Street Apartments, Series Y, Rev., VAR, LIQ: FHLMC, 3.43%, 09/07/06	5,900
3,430	City & County of San Francisco, Series PT-3017, GO, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	3,430
2,399	City of Glendale, Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/03/06	2,399
2,000	City of Hayward, Multi-Family Housing, Shorewood, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.38%, 09/07/06	2,000
3,600	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VAR, FHLMC, 3.35%, 09/07/06	3,600
1,000	City of Hesperia, Civic Plaza Financing, COP, VAR, LOC: Bank of America N.A., 3.35%, 09/06/06	1,000
4,300	City of Los Angeles, Multi-Family, Watts/Athens Apartments, Series A, Rev., VAR, LOC: California Federal Bank, 3.43%, 09/07/06	4,300
2,000	City of Los Angeles, Waste Water Systems, Multimodal, Series C, Rev., VAR, FGIC, 3.33%, 09/07/06	2,000
4,500	City of Milpitas, Multi-Family Housing, Crossing at Montague, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/07/06	4,500
3,000	City of Oceanside, Multi-Family Housing, Lakeridge Apartments Project, Rev., VAR, FHLMC COLL, 3.34%, 09/06/06	3,000
5,420	City of Riverside, Multi-Family Housing, Series MT-186, Rev., VAR, LIQ: Freddie Mac, 3.45%, 09/07/06	5,420
980	City of San Jose, Airport, Series ROC II-R-2004, Rev., VAR, FSA, LIQ: Citigroup Global Markets, 3.44%, 09/07/06	980
3,925	City of Santa Rosa, Waste Water Systems, Series PZ-43, Rev., VAR, AMBAC, 3.47%, 09/07/06	3,925
7,500	Coast Community College District, Series ROCS-RR-II-R-6088, GO, VAR, FSA, LIQ: Citigroup Financial Products, 3.44%, 09/07/06	7,500
4,610	Contra Costa Community College District, Series ROCS-RR-II-R-548, Class X, GO, VAR, FSA, LIQ: Citibank N.A., 3.44%, 09/07/06	4,610
650	Contra Costa County Housing Authority, Lakeshore, Series C, Rev., VAR, LIQ: Freddie Mac, 3.35%, 09/06/06	650
3,835	Desert Sands Unified School District, Series ROCS-RR-II-R-6086, GO, VAR, AMBAC, LIQ: Citigroup Financial Products, 3.44%, 09/07/06	3,835
3,400	Eastern Municipal Water District, Water & Sewer, Series B, COP, VAR, MBIA, 3.27%, 09/07/06	3,400
2,995	Fairfield-Suisun Unified School District, Series ROCS-RR-II-R-6019, GO, VAR, MBIA, LIQ: Citibank N.A., 3.44%, 09/07/06	2,995
3,933	Federal Home Loan Mortgage Corp., Multi-Family Certificates, Series M001, Class A, FRN, AMT, 3.51%, 09/07/06	3,933
1,455	Foothill Eastern Transportation Corridor Agency, Toll Road, Series PZ-92, Rev., VAR, RADIAN-IBC, FSA-CR, LIQ: Merrill Lynch Capital Services, 3.47%, 09/03/06	1,455
100	Gardena Financing Agency, Public Parking Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.28%, 09/07/06	100
	Golden State Pool Trust
38,767	Series 24TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.51%, 09/07/06	38,767
3,740	Series 34TP, Rev., VAR, LIQ: Goldman Sachs Special Situation, 3.51%, 09/07/06	3,740
	Golden State Tobacco Securitization Corp.
7,500	Series 1422, Rev., VAR, FGIC-TCRS, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	7,500
6,400	Series 1436, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	6,400
4,400	Series PA-1206, Rev., VAR, 3.44%, 09/07/06	4,400
2,010	Series Z-5, Rev., VAR, TOCS, AMBAC, LIQ: Special Situations Investing, 3.47%, 09/07/06	2,010
1,025	Series Z-5, Rev., TOCS, FSA, LIQ: Goldman Sachs Special Situation, 3.47%, 09/07/06	1,025
2,100	Hayward Housing Authority, Multi-Family, Barrington Hill S.A. Series A, Rev., VAR, LIQ: FNMA, 3.34%, 09/06/06	2,100
5,630	Hercules Redevelopment Agency, Series PT-3411, TAN, VAR, AMBAC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/05/06	5,630

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
645	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VAR, LOC: Bank of America N.A., 3.50%, 09/06/06	645
5,040	Huntington Beach Union High School District, Series PT-3413, GO, VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.45%, 09/05/06	5,040
26,825	Long Beach Bond Finance Authority, Tax Allocation, Series 812, Class D, TAN, VAR, INS: AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	26,825
6,660	Los Angeles Community College District, Series ROCS-II-R-71, GO, VAR, MBIA, LIQ: Salomon Smith Barney, 3.44%, 09/07/06	6,660
5,440	Los Angeles County Housing Authority, Multi-Family Housing, Malibu Meadows II Series II-C, Rev., VAR, FNMA COLL AGMT, 3.35%, 09/07/06	5,440
2,000	Los Angeles County IDA, Goldberg & Solovy Foods, Rev., VAR, LOC: Union Bank of California, 4.95%, 09/06/06	2,000
	Los Angeles Department of Water & Power
1,975	Series PT-1949, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.44%, 09/07/06	1,975
2,000	Subseries A, Class 8, Rev., VAR, 3.36%, 09/07/06	2,000
2,000	Los Angeles Harbor Department, Series ROCS-RR-II-R-559, Rev., VAR, FGIC, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	2,000
3,000	Los Angeles IDA, AAA Packing & Shipping Project, Rev., VAR, LOC: City National Bank, 3.40%, 09/07/06	3,000
	Los Angeles Unified School District
2,800	Series PT-1179, GO, VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	2,800
10,351	Series 924, GO, VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	10,351
4,000	Manteca Financing Authority, Municipal Securities Trust Receipts, Series SGA-147, Rev., VAR, MBIA, LIQ: Societe Generale, 3.44%, 09/06/06	4,000
5,600	Metropolitan Water District of Southern California, Series B-2, Rev., VAR, 3.27%, 09/07/06	5,600
1,000	Monrovia Unified School District, Municipal Securities Trust Receipts, Series SGA-70, GO, VAR, MBIA, 3.44%, 09/06/06	1,000
5,600	Morgan Hill Unified School District, Floating Rate Receipts, Series SG-145, GO, VAR, FGIC, 3.43%, 09/07/06	5,600
	Municipal Securities Trust Certificates
4,200	Series 2000-107, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.41%, 09/06/06	4,200
23,445	Series 2000-96, Class A, GO, VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.42%, 09/06/06 (e)	23,445
5,905	Series 2006-259, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	5,905
4,270	Series 3001, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	4,270
8,560	Series 3024, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06,	8,560
5,300	Series 9035, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06	5,300
8,530	Series 9042, Class A GO, MBIA, LOC: Bear Stearns Capital Market, 3.44%, 09/06/06 (e)	8,530
1,450	Orange County, Apartment Development, Bluffs Apartments, Series C, Rev., VAR, LIQ: Freddie Mac, 3.35%, 09/07/06	1,450
675	Orange County, Apartment Development, Lantern Pines Project, Series CC, Rev., VAR, LIQ: FNMA, 3.35%, 09/06/06	675
13,800	Orange County, Apartment Development, Pointe Niguel Project, Series C, Rev., VAR, 3.24%, 09/07/06	13,800
2,005	Orange County, Apartment Development, Villas La Paz, Series F, Rev., VAR, FNMA COLL AGMT, LOC: Bank of America N.A., 3.30%, 09/07/06	2,005
1,000	Orange County, Sanitation District, Series 1032, COP, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	1,000
5,550	Poway Redevelopment Agency, Tax Allocation, Series PT-2474, TAN, VAR, MBIA, 3.44%, 09/06/06	5,550
1,305	Poway Unified School District, Series PT-2113, GO, VAR, MBIA, 3.44%, 09/03/06	1,305
2,700	Riverside County, Public Facilities, Series B, COP, VAR, LOC: State Street Bank & Trust Co, 3.33%, 09/05/06	2,700
4,550	Roseville Electric Systems, Series PT-2938, COP, VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/06/06	4,550
1,540	Sacramento City Financing Authority, Series Z-3, TOCS, VAR, FGIC, LIQ: Goldman Sachs Special Situation, 3.47%, 09/07/06	1,540
4,000	Sacramento County Housing Authority, Multi-Family Housing, Ashford, Series D, Rev., VAR, FNMA COLL AGMT, 3.35%, 09/07/06	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
6,000	Sacramento Housing Authority, Multi-Family Housing, Natomas Apartments, Series F, Rev., VAR, LIQ: FNMA, 3.43%, 09/07/06	6,000
3,020	San Bernardino County Housing Authority, Montclair Heritage, Series A, Rev., VAR, LOC: California Federal Bank, 3.34%, 09/07/06	3,020
7,000	San Bernardino Redevelopment Agency, Multi-Family Housing, Silver Woods Apartments Project, Rev., VAR, FNMA, 3.43%, 09/07/06	7,000
3,500	San Diego County, COP, VAR, LOC: Allied Irish Bank plc, 3.32%, 09/07/06	3,500
	San Diego Unified School District
5,000	Series 964-D, GO, VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.41%, 09/07/06	5,000
3,105	Series PT-2176, GO, VAR, FGIC, 3.44%, 09/07/06	3,105
3,950	San Francisco City & County Redevelopment Agency, Community Facilities District No. 4, Rev., VAR, LOC: Bank of America N.A., 3.27%, 09/06/06	3,950
1,410	San Jose Unified School District/Santa Clara County, Series PZ-115, GO, VAR, FGIC, 3.47%, 09/07/06	1,410
1,000	San Mateo County Board of Education, Series A, COP, VAR, LOC: Allied Irish Bank plc, 3.27%, 09/07/06	1,000
400	Santa Ana Unified School District, COP, VAR, LOC: BNP Paribas, 3.32%, 09/06/06	400
1,070	Southern California Home Financing Authority, Single Family Mortgage, Series B, Rev., VAR, AMT, LIQ: BNP Paribas, 3.44%, 09/03/06	1,070
12,925	Southern California Public Power Authority, Southern Transmission Project, Series B, Rev., VAR, FSA, 3.32%, 09/06/06	12,925
	State of California, Economic Recovery
2,900	Series C-14, Rev., VAR, XLCA ST GTD, 3.30%, 09/06/06	2,900
4,300	Series C-18, Rev., VAR, XLCA ST GTD, 3.32%, 09/06/06	4,300
400	Series C-21, Rev., VAR, XLCA ST GTD, 3.37%, 09/06/06	400
	State of California
16,000	Series A, Subseries A-2, GO, VAR, LOC: Calyon Bank, 3.27%, 09/06/06	16,000
15,000	Series A, Subseries A-3, GO, VAR, LOC: Bank of America N.A., 3.37%, 09/06/06	15,000
18,800	Series B, Subseries B-1, GO, VAR, LOC: Bank of America N.A., 3.27%, 09/06/06	18,800
5,400	Series C-2, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.27%, 09/07/06	5,400
7,000	Series C-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.36%, 09/07/06	7,000
3,000	Series FP3, GO, VAR, LIQ: Lehman Brothers Special Financing, 3.40%, 09/06/06	3,000
820	Series PA-594, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/02/06	820
1,760	Series PT-1236, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.45%, 09/06/06	1,760
1,250	Series PT-2831, GO, VAR, AMBAC, 3.43%, 09/04/06	1,250
1,050	Series SG-85, GO, VAR., FGIC-TCRS, LIQ: Societe Generale, 3.43%, 09/02/06	1,050
1,000	State of California, Macon Trust, Series N, GO, VAR, AMBAC, 3.41%, 09/05/06	1,000
	State of California, Municipal Securities Trust Receipts
1,175	Series SGA-7, GO, VAR, FSA, 3.44%, 09/06/06	1,175
300	Series SGA-40, GO, VAR, FGIC, 3.44%, 09/06/06	300
4,720	Series SGA-54, GO, VAR, AMBAC, 3.44%, 09/06/06	4,720
100	Series SGA-55, GO, VAR, FGIC, 3.44%, 09/06/06	100
1,300	Series SGA-58, Rev., VAR, FGIC, 3.44%, 09/06/06	1,300
15,500	Series SGB-60-1, GO, VAR, CIFG-TCRS, LIQ: Societe Generale, 3.44%, 09/07/06	15,500
1,025	Series SGC-2, Class A, GO, VAR, FGIC, LIQ: Societe Generale, 3.44%, 09/07/06	1,025
1,300	TICS/TOCS Trust, Series 2001-2, GO, VAR, FSA, LIQ: Bank of New York, 3.42%, 09/07/06	1,300
925	Vacaville Unified School District, Series PT-3068, GO, VAR, MBIA, 3.44%, 09/06/06	925
3,390	Vista Unified School District, Series PT-2116, GO, VAR, FSA, 3.44%, 09/03/06	3,390
1,995	West Contra Costa Unified School District, Series PT-1828, GO, FGIC, 3.44%, 09/03/06	1,995
745	West Covina Redevelopment Agency, Lakes Public Parking Project, Rev., VAR, 3.35%, 09/06/06	745
4,350	West Valley-Mission Community College District, Series PT-3446, GO, VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/05/06	4,350
		658,712

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Puerto Rico — 3.6%
11,095	Commonwealth of Puerto Rico, Series PA-943, GO, VAR, MBIA-IBC, LIQ: Merrill Lynch Capital Services, 3.40%, 09/05/06	11,095
7,650	Commonwealth of Puerto Rico, Public Buildings Authority, Series PA-577, Rev., VAR, INS: AMBAC, LIQ: Merrill Lynch Capital Services, 3.40%, 09/02/06	7,650
2,000	Municipal Securities Trust Certificates, Series 7005, Class A, SO, VAR, LIQ: Bear Stearns Capital Markets, 3.39%, 09/07/06 (p)	2,000
500	Puerto Rico Highway & Transportation Authority, Macon Trust, Series M, Rev., VAR, FGIC, 3.41%, 09/02/06	500
9,870	Puerto Rico Municipal Finance Agency, Series PA-609, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.40%, 09/05/06	9,870
1,150	Puerto Rico Infrastructure Financing Authority, Series 1, SO, VAR, LIQ: Bank of New York, 3.42%, 09/07/06	1,150
		32,265
	Total Weekly Demand Notes (Cost $690,977)	690,977

	Total Investments — 99.6% (Cost $896,887)*	896,887
	Other Assets In Excess of Liabilities — 0.4%	3,411
	NET ASSETS — 100.0%	$900,298

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 8.2% (n)
	Michigan — 8.2%
1,500	Michigan State Building Authority Series 5, LOC: BONY/State Street, 3.60%, 11/02/06	1,500
	Michigan State Housing Authority, Multi-Family
6,900	Series A, LOC: Landesbank Hessen-Thueringen, 3.60%, 12/05/06	6,900
5,500	Series A, LOC: Landesbank Hessen-Thueringen, 3.63%, 10/17/06	5,500
	University of Michigan,
2,000	Series G, 3.55%, 09/01/06	2,000
4,000	Series G, 3.55%, 10/02/06	4,000
	Total Commercial Paper (Cost $19,900)	19,900
Daily Demand Notes — 9.7%
	Michigan — 9.7%
3,915	Eastern Michigan University, Series A, Rev., VAR, XLCA, LIQ: Dexia Public Finance, 3.57%, 09/01/06	3,915
	Michigan State Hospital Finance Authority, Trinity Health Credit
7,875	Series F, Rev., VAR, LIQ: Bank of America, 3.60%, 09/01/06	7,875
675	Series G, Rev., VAR, CIFG, LIQ: ABN AMRO, 3.57%, 09/01/06	675
1,200	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VAR, LOC: FHLB, 3.67%, 09/01/06	1,200
	Michigan State Housing Development Authority, Rental Housing
1,115	Series 2006-A, Rev., VAR, AMT, FSA, LIQ: Fortis Bank, 3.63%, 09/01/06	1,115
2,000	Series 2006-C, Rev., VAR, AMT, FSA, LIQ: Fortis Bank, 3.63%, 10/02/06	2,000
2,445	Royal Oak Hospital Finance Authority, William Beaumont, Series T, Rev., VAR, AMBAC, LIQ: Morgan Stanley, 3.60%, 09/01/06	2,445
2,800	University of Michigan, Hospital, Series 92A, Rev., VAR, 3.45%, 09/01/06	2,800
1,535	University of Michigan, Medical Services Plan, Series A-1, Rev., VAR, 3.45%, 09/01/06	1,535
	Total Daily Demand Notes (Cost $23,560)	23,560
Monthly Demand Note — 0.8%
	Michigan — 0.8%
1,900	Michigan State Job Development Authority, East Lansing Resident, Rev., VAR, LOC: Wells Fargo Bank, N.A., 3.70%, 09/02/06 (Cost $1,900)	1,900
Municipal Notes & Bonds — 7.3%
	Michigan — 7.3%
3,500	City of Detroit, TAN, GO, LOC: Bank of Nova Scotia, 4.50%, 03/01/07	3,513
4,000	City of Detroit, Sewer Disposal System, Second Lien, Series E, Rev., VAR, FGIC, LIQ: Depfa Bank plc, 3.78%, 07/12/07	4,000
3,255	City of Detroit, Water Supply System, Series PT-2587, Rev., VAR, LIQ: Dexia Public Finance, INS: FGIC, 3.68%, 09/01/06 (e)	3,255
2,000	Eclipse Funding Trust, Solar Eclipse, Series 2006-0001, GO, VAR, INS: FSA Q-SBLF, LIQ: U.S. Bank N.A., 3.55%, 03/09/07	2,000
5,000	State of Michigan, Series A, GO, 4.50%, 09/29/06	5,005
	Total Municipal Notes & Bonds (Cost $17,773)	17,773
Weekly Demand Notes — 75.0%
	Michigan — 75.0%
	ABN AMRO Munitops Certificate Trust
3,350	Series 2006-1, Rev., VAR, AMT, GNMA COLL, LIQ: ABN AMRO, 3.53%, 09/07/06 (e) (m)	3,350
1,500	Series 2006-45, Rev., VAR, AMT, GNMA COLL, LIQ: ABN AMRO, 3.50%, 09/07/06 (e)	1,500
2,495	City of Detroit, EDC, Merlots-A90-4/00, Rev., VAR, LIQ: Wachovia Bank N.A., INS: AMBAC, 3.50%, 09/06/06 (e)	2,495
	City of Detroit, Sewer Disposal System,
9,800	PT-2595, Rev., VAR, LIQ: Dexia Public Finance, MBIA, 3.44%, 09/01/06 (e)	9,800
4,500	Series 64, Rev., VAR, FGIC, LIQ: Goldman Sachs Special Situation, 3.45%, 09/07/06 (e)	4,500
1,000	City of Kalamazoo, EDC, Heritage Project, Rev., VAR, LOC: Fifth Third Bank, 3.40%, 09/07/06	1,000
1,000	City of Kalamazoo, EDC, WBC Properties Ltd. Project, Rev., VAR, LOC: Fifth Third Bank, 3.47%, 09/07/06	1,000
3,525	City of Wyoming, Ace-Hi Displays, Inc. Project, Rev., VAR, AMT, LOC: ABN AMRO, 3.53%, 09/07/06	3,525
1,325	Comstock Park Public Schools, Series ROCS-RR-II-R 2178, GO, VAR, INS: FSA Q-SBLF, LIQ: Citigroup Global Markets, 3.45%, 09/07/06 (e)	1,325
4,575	Dearborn School District, P-FLOATS-PT-2641, GO, VAR, FSA Q-SBLF, LIQ: Merrill Lynch Capital Services, 3.44%, 09/03/06	4,575
2,800	Delta County, EDC, Mead Westvaco, Escanaba Paper Co., Series PT-2371, Rev., VAR, LOC: Merrill Lynch, 3.48%, 09/01/06 (e)	2,800

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
900	Detroit City School District, Series 2003-28, GO, VAR, INS: FGIC Q-SBLF, LIQ: BNP Paribas, 3.44%, 09/02/06 (e)	900
4,450	East Lansing School District, Municipal Securities Trust Receipts, Series SD-114, GO, VAR, Q-SBLF, LIQ: Societe Generale, 3.47%, 09/06/06 (e)	4,450
1,900	Grand Rapids EDC, Limited Obligation, Cornerstone University, Rev., VAR, LOC: National City Bank, 3.42%, 09/07/06	1,900
2,555	Jackson County, EDC, Industrial Steel Treating Co. Project, Rev., VAR, LOC: Comerica Bank, 3.57%, 09/07/06 (e)	2,555
1,000	Kalamazoo EDC, Friendship Village, Heritage Project, Rev., VAR, LOC: Fifth Third Bank, 3.40%, 09/07/06	1,000
1,875	Kenowa Hills Public Schools, Series PT-2552, GO, VAR, LIQ: Merrill Lynch, INS: FGIC, Q-SBLF, 3.44%, 09/05/06 (e)	1,875
3,300	Lenawee County EDC, Siena Heights University Project, Rev., VAR, LOC: Fifth Third Bank, 3.42%, 09/07/06	3,300
	Michigan Higher Education Student Loan Authority
7,500	Series XII-B, Rev., VAR,LIQ: KBC Bank, INS: AMBAC, 3.46%, 09/06/06	7,500
2,000	Series 1280, Rev., VAR, AMBAC, GTD STD LNS, LIQ: Morgan Stanley Municipal Funding, 3.48%, 09/07/06 (e)	2,000
6,205	Michigan Municipal Bond Authority, Clean Water, Series 397, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/03/06 (e)	6,205
1,855	Michigan Public Educational Facilities Authority, Academy Woods Project, Rev., VAR, LOC: Fifth Third Bank, 3.67%, 09/01/06	1,855
	Michigan State Building Authority
2,375	Series PT-2234, Rev., VAR, LIQ: Merrill Lynch, MBIA, 3.44%, 09/01/06 (e)	2,375
3,470	Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Citibank, 3.45%, 09/07/06 (e)	3,470
2,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, INS: FSA, LIQ: Morgan Stanley, 3.45%, 09/07/06 (e)	2,000
	Michigan State Housing Development Authority
1,115	Series A, Rev., AMT, VAR, INS: MBIA, LIQ: Landesbank Hessen-Thueringen, 3.43%, 09/07/06	1,115
3,000	Series B, Rev., VAR, LIQ: Depfa Bank plc, 3.52%, 09/06/06	3,000
3,780	Michigan State Housing Development Authority, Multi-Family Housing, Weston, Series B, Rev., VAR, LOC: National City Bank, 3.52%, 09/07/06	3,780
940	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, AMT, LOC: Bank of New York, 3.48%, 09/07/06	940
6,030	Michigan State Housing Development Authority, Rental Housing, Series MT-267, Rev., VAR, FSA, LIQ: Bayerische Landesbank, 3.47%, 09/07/06 (e)	6,030
2,100	Michigan State Housing Development Authority, Single Family, Series 2003-C, Rev., VAR, FSA, LIQ: Dexia Credit Local, 3.47%, 09/05/06,	2,100
2,800	Michigan State Trunk Line, Merlots, Series B-02, Rev., VAR, LIQ: Wachovia Bank N.A., FSA, 3.45%, 09/06/06 (e)	2,800
5,000	Michigan State Trunk Line, Series BNP - 161, Rev., VAR, FGIC, LIQ: BNP Paribas, 3.44%, 09/07/06	5,000
1,895	Michigan Strategic Fund, Series ROCS-RR-II-R 332, Rev., VAR, INS: XLCA-ICR, LIQ: Citibank N.A., 3.45%, 09/07/06	1,895
3,040	Michigan Strategic Fund, Artinian, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	3,040
1,340	Michigan Strategic Fund, Atmosphere Heat Treating, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06 (e)	1,340
900	Michigan Strategic Fund, Commercial Tool & Die, Inc. Project, Series 1997, Rev., VAR, AMT, LOC: ABN AMRO, 3.70%, 09/06/06 (e)	900
1,655	Michigan Strategic Fund, Custom Profile, Inc. Project, Series 2001, Rev., VAR, AMT, LOC: U.S. Bank N.A., 3.56%, 09/07/06 (e)	1,655
485	Michigan Strategic Fund, Dennenlease LC Project, Rev., VAR, AMT, LOC: ABN AMRO, 3.57%, 09/07/06	485
1,870	Michigan Strategic Fund, DOU-FORM Acquisition Project, Series 2001, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.56%, 09/07/06	1,870
2,500	Michigan Strategic Fund, Grand River, Inc. Project, Rev., VAR, LOC: Fifth Third Bank, 3.67%, 09/01/06	2,500
225	Michigan Strategic Fund, Ironwood Plastics, Inc. Project, Rev., VAR, AMT, LOC: National City, 3.57%, 09/07/06	225

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
2,000	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, LOC: ABN AMRO, 3.50%, 09/07/06	2,000
2,800	Michigan Strategic Fund, Mans Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	2,800
2,085	Michigan Strategic Fund, Nicholas Plastics Project, Rev., VAR, AMT, LOC: Fifth Third Bank, 3.56%, 09/07/06	2,085
930	Michigan Strategic Fund, Petoskey Plastics, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06 (e)	930
600	Michigan Strategic Fund, Pinnacle Molded Plastics Project, Rev., VAR, AMT, LOC: ABN AMRO, 3.70%, 09/06/06	600
1,440	Michigan Strategic Fund, Pyper Products Corp. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	1,440
2,200	Michigan Strategic Fund, Quincy Strategic, Inc. Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06 (e)	2,200
2,100	Michigan Strategic Fund, Rapid Line, Inc. Project, Rev., VAR, AMT, LOC: U.S. Bank N.A., 3.56%, 09/07/06	2,100
3,145	Michigan Strategic Fund, Rest Haven Christian Services, Rev., VAR, AMT, LOC: KBC, 3.43%, 09/07/06	3,145
3,880	Michigan Strategic Fund, Ritz-Craft Corp., Michigan Project, Rev., VAR, LOC: Fifth Third Bank, 3.44%, 09/07/06 (e)	3,880
3,530	Michigan Strategic Fund, Scoclan II LLC Project, Series 1999, Rev., VAR, LOC: ABN AMRO, 3.53%, 09/07/06 (e)	3,530
3,000	Michigan Strategic Fund, Solid Waste, Grayling Generating Project, Rev., VAR, AMT, LOC: Barclays Bank New York, 3.45%, 09/06/06	3,000
580	Michigan Strategic Fund, TIM Properties LLC Project, Rev., VAR, LOC: Huntington National Bank, 3.51%, 09/07/06	580
855	Michigan Strategic Fund, Ultra Aluminum Manufacturing, Inc. Project, Rev., VAR, LOC: Fifth Third Bank, 3.67%, 09/01/06	855
1,000	Michigan Strategic Fund, Whitehall Products LLC Project, Rev., VAR, LOC: Fifth Third Bank, 3.51%, 09/07/06	1,000
1,000	Milan Area Schools, GO, VAR, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 3.40%, 09/07/06	1,000
1,900	Municipal Securities Trust Certificates, Series 9054, GO, VAR, Q-SBLF, LIQ: Bear Stearns Capital Markets, 3.47%, 09/06/06	1,900
940	Oakland County, EDC, IBC N.A., Inc., Rev., VAR, LOC: Comerica Bank, 3.57%, 09/07/06	940
2,900	Oakland County, EDC, V&M Corp. Project, Rev., VAR, AMT, LOC: Standard Federal Bank, 3.70%, 09/06/06	2,900
2,035	South Redford School District, Series 2928, GO, VAR, MBIA, Q-SBLF, LIQ: Merill Lynch Capital Services, 3.44%, 09/05/06	2,035
2,690	State of Michigan, Comprehensive Trans Series PT-2754, Rev., VAR., INS: FSA, LIQ: Dexia Credit Local, 3.44%, 09/05/06 (e)	2,690
4,975	State of Michigan, Solid Waste Disposal Trust, Rev., VAR, AMT, LOC: Lehman Brothers, 3.57%, 09/06/06	4,975
7,480	State of Michigan, Trust Receipts, Rev., VAR, LIQ: Lehman Brothers, 3.42%, 09/06/06	7,480
	Wayne Charter County, Detroit Metropolitan County
300	Series A, Rev., VAR, AMT, INS: FGIC, 3.46%, 09/06/06	300
1,000	Series B, Rev., VAR, AMT, INS: AMBAC, LOC: Bayerische Landesbank, 3.44%, 09/06/06	1,000
2,520	Series B, Rev., VAR, AMT, INS: AMBAC, LOC: Landesbank Hessen-Thueringen, 3.46%, 09/06/06	2,520
1,300	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Series PT-2609, Rev., VAR, LOC: Bayerische Landesbank, FSA, 3.46%, 09/01/06	1,300
	Wayne County Airport Authority,
2,500	Series MT-115, Rev., VAR, INS: MBIA, LIQ: Svenska Handelsbanken, 3.49%, 09/07/06	2,500
	Wayne Charter Airport, Detroit Metropolitan
2,625	Series SG-122, Rev., VAR, INS: MBIA, LIQ: Societe Generale, 3.44%, 09/05/06	2,625
2,150	Series 1327, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.48%, 09/07/06	2,150
	Total Weekly Demand Notes (Cost $182,390)	182,390

	Total Investments — 101.0% (Cost $245,523)*	245,523
	Liabilities in Excess of Other Assets — (1.0)%	(2,530)
	NET ASSETS — 100.0%	$242,993

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 2.3% (n)
	New York — 2.3%
	New York City Metropolitan Transportation Authority,
8,000	3.60%, 01/08/07	8,000
17,000	3.62%, 11/01/06	17,000
15,000	3.70%, 09/08/06	15,000
	Total Commercial Paper (Cost $40,000)	40,000
Daily Demand Notes — 1.9%
	New York — 1.9%
2,920	Jay Street Development Corp., Series A-2, Rev., VAR, LOC: Depfa Bank plc, 3.51%, 09/01/06	2,920
300	Metropolitan Transportation Authority, Sub Series G-2, Rev., VAR, LOC: BNP Paribas, 3.39%, 09/01/06	300
200	Municipal Securities Trust Certificates, Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.57%, 09/01/06 (e)	200
	New York City,
3,100	Series H-1, GO, VAR, LOC: Dexia Credit Local, 3.55%, 09/01/06	3,100
1,350	Sub Series A-4, GO, VAR, LOC: Bayerische Landesbank, 3.54%, 09/01/06	1,350
100	Sub Series A-6, GO, VAR, FSA, 3.54%, 09/01/06	100
1,300	Sub Series B-5, GO, VAR, MBIA, 3.40%, 09/01/06	1,300
200	Sub Series E-3, GO, VAR, LOC: Westdeutsche Landesbank, 3.35%, 09/01/06	200
700	Sub Series H-1, GO, VAR, LOC: Bank of New York, 3.54%, 09/01/06	700
100	Sub Series H-2, GO, VAR, LOC: Dexia Credit Local, 3.56%, 09/01/06	100
1,400	Sub Series H-2, GO, VAR, MBIA, 3.40%, 09/01/06	1,400
2,150	Sub Series H-3, GO, VAR, FSA, 3.35%, 09/01/06	2,150
2,600	Sub Series H-7, GO, VAR, LOC: KBC Bank N.V., 3.35%, 09/01/06	2,600
	New York City Municipal Water Finance Authority,
1,000	Series C, Rev., VAR, 3.54%, 09/01/06	1,000
2,400	Series C, Rev., VAR, FGIC, 3.56%, 09/01/06	2,400
100	Series G, Rev., VAR, FGIC, 3.35%, 09/01/06	100
3,600	Sub Series C-1, Rev., VAR, 3.54%, 09/01/06	3,600
600	Sub Series F-2, Rev., VAR, 3.54%, 09/01/06	600
	New York City Transitional Finance Authority, Future Tax Secured,
2,400	Series C, Rev., VAR, 3.43%, 09/01/06	2,400
300	Sub Series C-4, Rev., VAR, 3.54%, 09/01/06	300
1,055	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.57%, 09/01/06	1,055
3,650	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VAR, 3.57%, 09/01/06	3,650
900	New York State Dormitory Authority, Oxford University Press, Inc., Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.60%, 09/01/06	900
1,100	New York State Environmental Facilities Corp., General Electric Co., Series A, Rev., VAR, 3.60%, 09/01/06	1,100
	Total Daily Demand Notes (Cost $33,525)	33,525
Municipal Notes & Bonds — 13.8%
	New York — 13.8%
6,000	Board of Cooperative Educational Services, First Supervisory District Suffolk County, RAN, 4.65%, 06/28/07	6,037
	Board of Cooperative Educational Services, Sole Supervisory District Oswego County,
7,500	RAN, 4.25%, 10/20/06	7,506
13,000	RAN, 4.25%, 12/29/06	13,033
5,000	Carmel Central School District, TAN, GO, 4.50%, 06/29/07	5,026
7,828	City of Binghamton, BAN, GO, 4.00%, 09/22/06	7,829
26,505	City of Rochester, BAN, Series II, GO, 4.00%, 10/20/06	26,515
2,200	City of Schenectady, BAN, GO, LOC: Bank of America N.A., 4.50%, 05/24/07	2,213
	Jamestown City School District,
5,000	BAN, GO, 4.00%, 05/23/07	5,008
5,000	BAN, GO, 4.50%, 05/23/07	5,025
12,145	Lackawanna City School District, BAN, GO, 4.38%, 06/15/07	12,209
2,695	Long Island Power Authority, Electric Systems, Series PT-386, Rev., 3.44%, 09/01/06	2,695
8,780	Long Island Power Authority, Series SG-125, Rev., LIQ: Societe Generale, 3.43%, 09/06/06	8,780
10,239	Marion Central School District, BAN, GO, 4.25%, 06/20/07	10,262
10,000	Nassau County, Series A, TAN, GO, 4.50%, 10/31/06	10,021
24,000	New York Power Authority, GO, VAR, LIQ: Dexia Credit Local, 3.35%, 03/01/07	24,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Notes & Bonds — Continued
	New York — Continued
2,670	New York State Dormitory Authority, Series PA-419, Rev., VAR, 3.44%, 09/04/06	2,670
8,220	New York State Housing Finance Agency, Series PA-423, Rev., 3.44%, 09/03/06	8,220
4,995	Niagara Falls Bridge Commission, Series PA-530, LIQ: Merrill Lynch Capital Services, 3.44%, 09/01/06	4,995
6,500	Plainview Old Bethpage Central School District, TAN, GO, 4.50%, 06/29/07	6,536
13,090	Port Authority of New York & New Jersey, VAR, 3.64%, 09/07/06 (i)	13,090
	Roosevelt Union Free School District,
10,000	BAN, GO, 4.00%, 11/28/06	10,002
5,000	RAN, GO, 4.50%, 06/29/07	5,020
12,000	Salamanca City School District, GO, 4.38%, 06/15/07	12,059
6,225	Sullivan County, BAN, GO, 4.50%, 07/19/07	6,259
11,000	Tompkins-Seneca-Tioga Board of Cooperative Educational Services, RAN, Rev., 4.50%, 06/29/07	11,052
6,000	Town of Halfmoon, GO, 4.75%, 12/15/06	6,016
4,995	Triborough Bridge & Tunnel Authority, Series PA-665, Rev., 3.46%, 09/02/06	4,995
	Total Municipal Notes & Bonds (Cost $237,073)	237,073
Weekly Demand Notes — 81.8%
	Indiana — 0.1%
1,300	Dyer Redevelopment Authority Economic Development Lease Rent, Series PT -2697, Rev., VAR, CIFG, 3.45%, 09/03/06	1,300
	New York — 81.7%
	ABN AMRO Munitops Certificate Trust,
12,000	Series 1999-13, VAR, FGIC-TCRS, 3.42%, 09/07/06 (m)	12,000
8,985	Series 2004-33, Rev., VAR, AMBAC, 3.44%, 09/07/06	8,985
10,000	Series 2005-60, Rev., VAR, FSA, 3.44%, 09/07/06	10,000
6,165	Series 2006-32, GO, VAR, MBIA-IBC, 3.44%, 09/07/06	6,165
385	Albany, IDA, Newkirk Productions, Inc., Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.45%, 09/07/06	385
700	Babylon, IDA, Edwin Berger/Lambro Industries, Rev., VAR, LOC: Fleet Bank N.A., 3.40%, 09/06/06	700
	Dutchess County, IDA, Civic Facilities, Marist College,
7,900	Series A, Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	7,900
12,625	Series A, Rev., VAR, LOC: Keybank N.A., 3.40%, 09/07/06	12,625
	Eagle Tax-Exempt Trust, Weekly Options Mode,
12,085	Series 94-3203, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	12,085
8,805	Series 94-3205, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	8,805
	Eagle Tax-Exempt Trust, Weekly Partner Certificate,
8,135	Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.46%, 09/07/06 (e)	8,135
5,990	Series 2000-3206, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	5,990
3,300	Series 2001-3202, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	3,300
4,000	Series 2002-6003, Class A, Rev., VAR, FSA, 3.46%, 09/07/06	4,000
	Erie County Water Authority,
7,700	Series A, Rev., VAR, AMBAC, 3.33%, 09/06/06	7,700
1,400	Series B, Rev., VAR, AMBAC, 3.33%, 09/06/06	1,400
9,670	Floater-TRS Trust, Series FC2, Rev., VAR, LIQ: Lehman Brothers Special Financing, 3.47%, 09/07/06	9,670
2,400	Franklin County, IDA, Civic Facilities, Trudeau Institute, Inc., Project, Rev., VAR, LOC: Fleet National Bank, 3.35%, 09/06/06	2,400
3,240	Great Neck North Water Authority, Water System, Series A, Rev., VAR, FGIC, 3.39%, 09/06/06	3,240
900	Guilderland, IDA, North Eastern Industrial Park, Series A, Rev., VAR, LOC: Fleet Bank of New York, 3.35%, 09/06/06	900
10,485	Liberty Development Corp., Series 1416, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.43%, 9/07/06	10,485
	Long Island Power Authority,
9,245	Series 822D, Rev., VAR, CIFG, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	9,245
300	Series H, Rev., VAR, FSA, 3.37%, 09/06/06	300
	Long Island Power Authority, Electric Systems,
300	Series D, Rev., VAR, FSA, 3.39%, 09/06/06	300
3,500	Series G, Rev., VAR, FSA, 3.32%, 09/06/06	3,500
4,360	Series PA-841, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/04/06	4,360

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Metropolitan Transportation Authority,
15,000	Series 823D, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	15,000
7,000	Series A-1, Rev., VAR, XLCA, 3.41%, 09/07/06	7,000
38,890	Series B, Rev., VAR, FSA, 3.33%, 09/07/06	38,890
6,090	Series D-2, Rev., VAR, FSA, 3.37%, 09/07/06	6,090
6,300	Series G1, Rev., VAR, AMBAC, 3.34%, 09/04/06	6,300
1,700	Series G2, Rev., VAR, AMBAC, 3.34%, 09/04/06	1,700
5,405	Series PA- 105, Rev., VAR, 3.44%, 09/06/06	5,405
3,295	Series PA-1042R, Rev., VAR, MBIA, 3.44%, 09/06/06	3,295
5,945	Series PT-1547, Rev., VAR, FGIC, 3.44%, 09/01/06	5,945
7,600	Series PT-2290, Rev., VAR, FSA, 3.44%, 09/04/06	7,600
10,645	Sub Series A-1, GO, VAR, CIFG, 3.37%, 09/07/06	10,645
12,550	Sub Series A-2, GO, VAR, CIFG, 3.33%, 09/07/06	12,550
4,600	Sub Series E-1, Rev., VAR, LOC: Fortis Bank SA/NV, 3.39%, 09/07/06	4,600
	Metropolitan Transportation Authority, EAGLE,
3,300	Series 2002-6021, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	3,300
5,000	Series 2002-6028, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	5,000
14,885	Metropolitan Transportation Authority, Merlots, Series B-16, Rev., VAR, 3.44%, 09/06/06	14,885
9,300	Monroe County, IDA, Rochester Institute Project, Series A, Rev., VAR, LOC: First Union National Bank, 3.43%, 09/06/06	9,300
	Municipal Securities Trust Certificates
10,000	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06 (e)	10,000
6,320	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06 (e)	6,320
9,995	Series 2001-176, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06	9,995
11,810	Series 2002-203 Class A, Rev., VAR, FSA-CR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06	11,810
9,995	Series 7001, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.41%, 09/07/06	9,995
5,795	Nassau County Interim Finance Authority, Sales & Tax Secured, Series A, Rev., VAR, FSA, 3.33%, 09/06/06	5,795
	Nassau Health Care Corp.,
21,500	Sub Series 2004-C1, Rev., VAR, FSA, 3.37%, 09/07/06	21,500
2,200	Sub Series 2004-C3, Rev., VAR, FSA, 3.37%, 09/07/06	2,200
	New York City,
3,000	Series F-2, GO, VAR, LOC: Depfa Bank plc, 3.35%, 09/06/06	3,000
6,400	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.40%, 09/06/06	6,400
13,900	Sub Series A-2, GO, VAR, LOC: Bank of America N.A., 3.35%, 09/06/06	13,900
5,400	Sub Series A-4, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/06/06	5,400
2,700	Sub Series A-6, GO, VAR, LOC: Helaba, 3.37%, 09/06/06	2,700
12,050	Sub Series A-6, GO, VAR, LOC: Landesbank Baden Wurrtm, 3.32%, 09/06/06	12,050
1,775	Sub Series A-8, GO, VAR, AMBAC, 3.35%, 09/06/06	1,775
7,700	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.40%, 09/06/06	7,700
3,700	Sub Series C-3, GO, VAR, LOC: BNP Paribas, 3.40%, 09/06/06	3,700
22,650	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 3.35%, 09/06/06	22,650
25,295	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.33%, 09/06/06	25,295
2,000	Sub Series F-3, GO, VAR, LOC: Royal Bank of Scotland, 3.39%, 09/07/06	2,000
6,000	Sub Series G-2, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/06/06	6,000
13,735	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.33%, 09/06/06	13,735
1,250	Sub Series H-2, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/06/06	1,250
8,690	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.40%, 09/06/06	8,690
6,200	Sub Series H-6, GO, VAR, MBIA, 3.32%, 09/06/06	6,200
	New York City Housing Development Corp.,
2,000	Series A , AMT, Rev., VAR, LOC: Bank of New York, 3.45%, 09/06/06	2,000
6,900	Series A, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	6,900
3,400	New York City Housing Development Corp., 100 Jane Street Development, Series A, AMT, Rev., VAR, FNMA COLL, 3.42%, 09/06/06	3,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
200	New York City Housing Development Corp., Brittany Development, Series A, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	200
3,700	New York City Housing Development Corp., Brookhaven Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/06/06	3,700
5,700	New York City Housing Development Corp., Carnegie Park, Series A, Rev., VAR, FNMA COLL, 3.37%, 09/06/06	5,700
2,750	New York City Housing Development Corp., Chelsea Arms, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/06/06	2,750
3,900	New York City Housing Development Corp, Grace Towers Development, Series A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/06/06	3,900
200	New York City Housing Development Corp., Lyric Development, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	200
1,900	New York City Housing Development Corp., Mortgage-55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.45%, 09/06/06	1,900
4,655	New York City Housing Development Corp., Mortgage Parkview Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.45%, 09/06/06	4,655
3,200	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, FNMA COLL, 3.37%, 09/06/06	3,200
300	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, FNMA COLL, 3.42%, 09/06/06	300
5,300	New York City Housing Development Corp., Ogden Ave. Apartments II, Series A, Rev., VAR, LOC: Bank of America N.A., 3.42%, 09/06/06	5,300
15,400	New York City Housing Development Corp., Progress of Peoples Development, Series A, Rev., VAR, LIQ: FNMA, 3.45%, 09/06/06	15,400
8,800	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/06/06	8,800
3,300	New York City Housing Development Corp., West 43rd Street, Series A, AMT, Rev., VAR, FNMA COLL, 3.42%, 09/06/06	3,300
10,000	New York City Housing Development Corp., West 61st Apartments, Series A, Rev., VAR, LOC: HSBC Bank USA N.A., 3.45%, 09/06/06	10,000
2,400	New York City Housing Development Corp., West 89th Street, Series A, Rev., VAR, LOC: FNMA, 3.42%, 09/06/06	2,400
9,900	New York City Housing Development Corp., White Plains Apartment, Series A, Rev., VAR, LOC: Bank of America N.A., 3.42%, 09/06/06	9,900
2,000	New York City, IDA, Abraham Joshua Heschel Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.44%, 09/07/06	2,000
2,800	New York City, IDA, Ahava Food Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.47%, 09/07/06	2,800
3,200	New York City, IDA, Allen Steveson School, Rev., VAR, LOC: Allied Irish Bank plc, 3.42%, 09/07/06	3,200
900	New York City, IDA, American Society Technion Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.33%, 09/06/06	900
2,465	New York City, IDA, Brooklyn United Methodist Project, Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	2,465
13,230	New York City, IDA, Civic Facilities, Columbia Grammar & Prep School, Rev., VAR, LOC: Allied Irish Bank plc, 3.42%, 09/07/06	13,230
5,000	New York City, IDA, Congregational Nursing, Series A, Rev., VAR, LOC: HSBC Bank USA N.A., 3.39%, 09/07/06	5,000
5,000	New York City, IDA, Grace Church School Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.39%, 09/07/06	5,000
3,110	New York City, IDA, Hewitt School Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.42%, 09/07/06	3,110
4,475	New York City, IDA, Jamaica First Packaged LLC Project, Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	4,475
10,000	New York City, IDA, Korean Air Lines Co., Series A, Rev., VAR, LOC: HSBC Bank USA N.A., 3.41%, 09/06/06	10,000
22,200	New York City, IDA, Liberty Facilities Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.40%, 09/07/06	22,200
580	New York City, IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/06/06	580
	New York City, Municipal Securities Trust Receipts,
1,300	Series SG-109, GO, VAR, AMBAC, LIQ: Societe Generale, 3.43%, 09/04/06	1,300

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
1,000	Series SGA-51, GO, VAR, AMBAC, 3.44%, 09/06/06	1,000
10,365	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.41%, 09/07/06	10,365
	New York City Municipal Water Finance Authority,
10,945	ROCS RR II R 385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	10,945
8,410	Series PA-447, Rev., VAR, FGIC-TCRS, 3.44%, 09/05/06	8,410
6,495	Series PA-900, Rev., VAR, 3.46%, 09/02/06	6,495
5,900	Sub Series C-2, Rev., VAR, 3.38%, 09/07/06	5,900
6,700	Sub Series F-1, Rev., VAR, 3.32%, 09/07/06	6,700
2,390	New York City Municipal Water Finance Authority, American Securities Trust Receipts, Series SGB-25, Rev., VAR, MBIA, LIQ: Societe Generale, 3.43%, 09/07/06 (p)	2,390
	New York City Municipal Water Finance Authority, Water & Sewer Systems,
2,900	Series PA-1076, Rev., VAR, 3.46%, 09/03/06	2,900
5,100	Series PA-1085, Rev., VAR, FGIC, 3.44%, 09/03/06	5,100
4,900	New York City Transit Authority, Triborough Bridge & Tunnel, Floating Rate Trust Receipts, Series PMD-10, COP, VAR, AMBAC, 3.44%, 09/07/06	4,900
	New York City Transitional Finance Authority,
4,915	RR-II-R-4052, Rev., VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	4,915
10,500	Sub Series 2-D, Rev., VAR, LIQ: Lloyds TSB Bank plc, 3.43%, 09/06/06	10,500
2,850	Sub Series 2-E, Rev., VAR, 3.34%, 09/06/06	2,850
600	New York City Transitional Finance Authority, Future Tax Secured, Series A-2, Rev., VAR, 3.40%, 09/06/06	600
	New York City Transitional Finance Authority, New York City Recovery,
2,900	Sub Series 3-C, Rev., VAR, 3.34%, 09/07/06	2,900
5,000	Sub Series 3-D, Rev., VAR, 3.34%, 09/07/06	5,000
2,300	New York City Trust for Cultural Resources, Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.43%, 09/07/06	2,300
1,900	New York City Trust for Cultural Resources, Alvin Ailey Dance Foundation, Rev., VAR, LOC: Citibank N.A., 3.33%, 09/06/06	1,900
15,000	New York City Trust for Cultural Resources, Manhattan School of Music, Rev., VAR, RADIAN, 3.35%, 09/07/06	15,000
	New York Local Government Assistance Corp.,
13,700	Series A-5V, Rev., VAR, FSA, 3.35%, 09/06/06	13,700
13,150	Series A-6V, Rev., VAR, FSA, 3.35%, 09/06/06	13,150
1,250	Series C, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.35%, 09/06/06	1,250
4,400	Series D, Rev., VAR, LOC: Societe Generale, 3.33%, 09/06/06	4,400
2,350	Series F, Rev., VAR, LOC: Societe Generale, 3.28%, 09/06/06	2,350
9,000	Series G, Rev., VAR, LOC: Bank of Nova Scotia, 3.32%, 09/06/06	9,000
	New York Local Government Assistance Corp., Floating Rate Receipts,
1,195	Series SG-99, Rev., VAR, AMBAC, 3.43%, 09/06/06	1,195
120	Series SG-100, Rev., VAR, MBIA-IBC, 3.43%, 09/06/06	120
1,500	New York Mortgage Agency, Homeowner Mortgage, Series 122, Rev., VAR, 3.42%, 09/06/06	1,500
	New York State Dormitory Authority,
3,822	Series 1143, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	3,822
4,415	Series PA-409, Rev., VAR, AMBAC, FHA 232, 3.44%, 09/04/06	4,415
3,545	Series PA-449, Rev., VAR, FSA, 3.44%, 09/01/06	3,545
670	Series PA-541, Rev., VAR, AMBAC, FHA, 3.44%, 09/03/06	670
800	Series PA-784-R, Rev., VAR, MBIA-IBC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	800
5,715	Series PT-1447, Rev., VAR, MBIA, 3.44%, 09/05/06	5,715
4,115	Series PT-1621, Rev., VAR, MBIA, 3.44%, 09/05/06	4,115
3,360	New York State Dormitory Authority, Beverwyck, Inc., Rev., VAR, LOC: Fleet National Bank, 3.37%, 09/06/06	3,360
	New York State Dormitory Authority, Mental Health Services,
2,600	Sub Series D-2B, Rev., VAR, FSA, 3.38%, 09/07/06	2,600
1,600	Sub Series D-2C, Rev., VAR, MBIA, 3.35%, 09/07/06	1,600
3,855	Sub Series D-2D, Rev., VAR, AMBAC, 3.40%, 09/07/06	3,855
3,400	Sub Series D-2E, Rev., VAR, 3.37%, 09/07/06	3,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
4,000	Sub Series D-2G, Rev, VAR, 3.37%, 09/07/06	4,000
5,100	Sub Series D-2H, Rev., VAR, 3.37%, 09/07/06	5,100
4,000	New York State Dormitory Authority, Municipal Securities Trust Receipts, Series SGA-132, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/06/06	4,000
405	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.37%, 09/06/06	405
	New York State Dormitory Authority, Rochester University,
4,800	Series A-1, Rev., VAR, MBIA, 3.33%, 09/06/06	4,800
5,300	Series B-1, Rev., VAR, MBIA, 3.39%, 09/06/06	5,300
	New York State Energy Research & Development Authority,
5,100	Sub Series C-1, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/06/06	5,100
575	Sub Series C-2, Rev., VAR, LOC: Citibank N.A., 3.47%, 09/06/06	575
600	New York State Energy Research & Development Authority, Orange Rockland Utility, Series A, Rev., VAR, AMBAC, 3.32%, 09/07/06	600
4,300	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.32%, 09/06/06	4,300
26,673	New York State Environmental Facilities Corp., Clean Water & Drinking, Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.43%, 09/07/06	26,673
	New York State Housing Finance Agency,
1,100	Series A, Rev., VAR, FNMA COLL, 3.43%, 09/06/06	1,100
1,400	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.40%, 09/06/06	1,400
850	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.40%, 09/06/06	850
4,865	Series PA-805, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/05/06	4,865
13,100	New York State Housing Finance Agency, 10 Liberty Street, Series A, Rev., VAR, LIQ: FHLMC, 3.37%, 09/06/06	13,100
9,750	New York State Housing Finance Agency, 101 West End, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	9,750
7,500	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	7,500
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, 3.42%, 09/06/06	2,000
4,000	New York State Housing Finance Agency, 250 West 93rd Street, Series A, Rev., VAR, LOC: Fleet National Bank, 3.44%, 09/06/06	4,000
10,400	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VAR, LIQ: FHLMC, 3.40%, 09/06/06	10,400
6,800	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.43%, 09/06/06	6,800
5,000	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/06/06	5,000
1,500	New York State Housing Finance Agency, Avalon Chrystie Place Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 3.45%, 09/04/06	1,500
4,400	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/06/06	4,400
	New York State Housing Finance Agency, Helena Housing,
900	Series A, AMT, Rev., VAR, LOC: Fleet National Bank, 3.42%, 09/06/06	900
3,900	Series A, Rev., VAR, LOC: Fleet National Bank, 3.42%, 09/06/06	3,900
8,700	New York State Housing Finance Agency, Historic Front Street, Series A, Rev., VAR, LOC: Bank of New York, 3.39%, 09/06/06	8,700
8,100	New York State Housing Finance Agency, Housing East 84th Street, Series A, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	8,100
14,000	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, FNMA COLL, 3.42%, 09/06/06	14,000
4,600	New York State Housing Finance Agency, Multi-Family Housing Secured Mortgage, Series A, Rev., VAR, LIQ: FHLMC, 3.42%, 09/06/06	4,600
3,400	New York State Housing Finance Agency, Normandie Court I Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.35%, 09/06/06	3,400
5,105	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VAR, LIQ: FHLMC, 3.45%, 09/06/06	5,105
6,300	New York State Housing Finance Agency, Service Contract, Series E, Rev., VAR, LOC: BNP Paribas, 3.40%, 09/06/06	6,300

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
10,500	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VAR, LOC: FNMA, 3.51%, 09/06/06	10,500
8,500	New York State Housing Finance Agency, Theater Row, Series A, Rev., VAR, LIQ: FHLMC, 3.43%, 09/06/06	8,500
20,600	New York State Housing Finance Agency, Union Square South Housing, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	20,600
	New York State Housing Finance Agency, Victory Housing,
15,005	Series 2000-A, Rev., VAR, LIQ: FHLMC, 3.43%, 09/06/06	15,005
5,000	Series 2001-A, Rev., VAR, LIQ: FHLMC, 3.43%, 09/06/06	5,000
3,000	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	3,000
	New York State Housing Finance Agency, West 33rd Street,
900	Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	900
7,700	Series A, Rev., VAR, LIQ: FNMA, 3.42%, 09/06/06	7,700
4,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/06/06	4,500
20,000	New York State Housing Finance Agency, Worth Street, Series A, Rev., VAR, LIQ: FNMA, 3.43%, 09/06/06	20,000
	New York State Thruway Authority,
4,200	Series 1194, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.44%, 09/07/06	4,200
2,000	Series Eagle 720050010, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.46%, 09/07/06	2,000
13,100	Series SG-121, Rev., VAR, LIQ: Societe Generale, 3.43%, 09/07/06	13,100
3,800	Series SGA-150, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/06/06 (e)	3,800
1,685	New York State Thruway Authority, Municipal Securities Trust Receipts, Series SGA-66, Rev., VAR, 3.44%, 09/06/06	1,685
4,060	New York State Urban Development Corp., Series PT-1669, Rev., VAR, FGIC, 3.44%, 09/02/06	4,060
	New York State Urban Development Corp., State Facilities & Equipment,
12,200	Sub Series A-3-B, Rev., VAR, CIFG, 3.32%, 09/07/06	12,200
100	Sub Series A-3-C, Rev., VAR, CIFG, 3.36%, 09/07/06	100
2,850	Oneida County, IDA, Rev., VAR, LOC: NBT Bank N.A., 3.55%, 09/07/06	2,850
6,820	Oneida County, IDA, Industrial Development Campion Home, Rev., VAR, LOC: Credit Suisse, 3.42%, 09/07/06	6,820
4,580	Onondaga County, IDA, Albany Molecular Research Project, Rev., VAR, LOC: Fleet National Bank, 3.40%, 09/06/06	4,580
5,840	Onondaga County, IDA, Reference Solvay Paperboard Project, Rev., VAR, LOC: Citibank N.A., 3.50%, 09/07/06	5,840
17,050	Onondaga County, IDA, Solvay Paperboard Project, Series A, Rev., VAR, LOC: Citibank N.A., 3.50%, 09/07/06	17,050
3,400	Ontario County, IDA, Friends Finger Lakes, Series A, Rev., VAR, LOC: Citizens Bank N.A., 3.42%, 09/07/06	3,400
920	Port Jervis, IDA, The Future Home Technical, Inc., Rev., VAR, LOC: Bank of New York, 3.50%, 09/06/06	920
6,330	Poughkeepsie, IDA, Manor at Woodside Project, Rev., VAR, LOC: Bank of New York, 3.45%, 09/07/06	6,330
4,270	Rockland County, IDA, Jawono, Inc., Project, Rev., VAR, LOC: Bank of New York, 3.40%, 09/06/06	4,270
1,130	Rockland County, IDA, Shock Tech, Inc., Project, Rev., VAR, LOC: Bank of New York, 3.55%, 09/06/06	1,130
1,375	Rockland County, IDA, X Products Corp., Project, Rev., VAR, LOC: Bank of New York, 3.45%, 09/07/06	1,375
5,000	Seneca County, IDA, Seneca Meadows, Inc., Project, Rev., VAR, LOC: Bank of America N.A., 3.37%, 09/07/06	5,000
	Solar Eclipse Funding Trust,
14,205	Series 2006-0029, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	14,205
9,795	Series 2006-0117, Rev., VAR, FSA, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	9,795
2,500	Solar Eclipse Funding Trust, Metropolitan, Series 2006-0028, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	2,500
6,645	Suffolk County, IDA, Guide Dog Foundation, Inc., Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	6,645
3,000	Suffolk County Water Authority, Rev., VAR, BAN, 3.35%, 09/06/06	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
	Tobacco Settlement Financing Authority,
10,340	RR-II-R-1066, Rev., VAR, AMBAC, LIQ: Citigroup Global Markets, 3.46%, 09/07/06	10,340
7,495	Series 2003, Rev., VAR, 3.49%, 09/07/06	7,495
10,000	Series D, Rev., VAR, LIQ: Goldman Sachs, 3.49%, 09/07/06	10,000
	Triborough Bridge & Tunnel Authority,
4,240	Series B, Rev., VAR, 3.35%, 09/06/06	4,240
1,535	Series B, Rev., VAR, FSA, 3.40%, 09/06/06	1,535
2,590	Series D, Rev., VAR, FSA, 3.34%, 09/06/06	2,590
7,675	Series PA-1080, Rev., VAR, 3.46%, 09/07/06	7,675
360	Series PA-1090, Rev., VAR, MBIA-IBC, 3.44%, 09/06/06	360
15,000	Sub Series B-3, Rev., VAR, 3.41%, 09/07/06	15,000
700	Sub Series B-4, Rev., VAR, 3.34%, 09/07/06	700
2,500	Triborough Bridge & Tunnel Authority, EAGLE, Series 2003-0004, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.46%, 09/07/06	2,500
4,200	Triborough Bridge & Tunnel Authority, General Purpose, Series B, Rev., VAR, AMBAC, 3.34%, 09/06/06	4,200
4,235	Ulster County, IDA, Hunter Panels LLC Project, Series A, Rev., VAR, LOC: Credit Lyonnais, 3.40%, 09/06/06	4,235
4,385	Westchester County, IDA, Community Housing Innovations, Inc., Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	4,385
2,630	Westchester County, IDA, The Masters School, Rev., VAR, LOC: Allied Irish Bank plc, 3.42%, 09/07/06	2,630
4,195	Westchester County, IDA, Young Women’s Christian, Rev., VAR, LOC: Bank of New York, 3.40%, 09/07/06	4,195
		1,401,100
	Total Weekly Demand Notes (Cost $1,402,400)	1,402,400

	Total Investments — 99.8% (Cost $1,712,998)*	1,712,998
	Other Assets in Excess of Liabilities — 0.2%	2,690
	NET ASSETS — 100.0%	$1,715,688

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 8.7% (n)
	Ohio — 8.7%
4,000	Cuyahoga County, Cleveland Clinic, LIQ: Bank of America N.A., 3.65%, 11/06/06	4,000
	Ohio State University, Series C
3,000	3.55%, 09/18/06	3,000
4,000	3.63%, 09/18/06	4,000
	Total Commercial Paper (Cost $11,000)	11,000
Daily Demand Notes — 0.4%
	Ohio — 0.4%
	State of Ohio, Solid Waste, BP Products North America
215	Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	215
235	Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	235
	Total Daily Demand Notes (Cost $450)	450
Municipal Notes & Bonds — 11.1%
	Ohio — 11.1%
1,000	City of Lakewood, Series A, BAN, GO, 4.50%, 06/14/07	1,006
2,500	City of Mayfield Heights, BAN, GO, 4.00%, 01/25/07	2,506
3,000	City of Stow, BAN, GO, 4.50%, 05/10/07	3,016
2,400	State of Ohio, 3rd Frontier Research & Development, Series A, GO, 4.00%, 05/01/07	2,406
	University of Cincinnati
2,000	BAN, Rev., 4.50%, 01/25/07	2,009
3,000	Series C, BAN, Rev., 4.50%, 03/28/07	3,016
	Total Municipal Notes & Bonds (Cost $13,959)	13,959
Weekly Demand Notes — 79.2%
	Ohio — 74.5%
2,000	ABN AMRO Munitops Certificate Trust, Series 2006-4 Rev., VAR, FSA, GTY: BP North America, LOC: ABN AMRO Bank N.V., 3.45%, 09/07/06	2,000
5,000	ABN AMRO Munitops Certificate Trust, Southwestern School District, Series 2001-7, Rev., VAR, FSA, LOC: ABN AMRO Bank N.V., 3.45%, 09/07/06	5,000
500	City of Lyndhurst, EDR, Hawken Schools, Series 2002, VAR, LOC: National City Bank, 3.42%, 09/07/06	500
3,000	City of Westlake, Health Care Facilities, Lutheran Home Project, Rev., VAR, LOC: National City Bank, 3.40%, 09/07/06	3,000
2,000	City of Wooster, IDR, Allen Group, Inc., Series 1985, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/06/06	2,000
	Cleveland Airport System
1,695	Series 1997-D, Rev., VAR, AMT, LOC: Westdeutsche Landesbank, 3.46%, 09/06/06	1,695
3,000	Series 2006-149, Rev., VAR, FSA, LIQ: BNP Paribas, 3.48%, 09/02/06	3,000
2,000	Series PT-799, Rev., VAR, AMT, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.49%, 09/05/06	2,000
1,500	Cleveland-Cuyahoga County Port Authority, Cultural Facilities, Playhouse Square Fundation Project, Rev., VAR, LOC: Fifth Third Bank, 3.41%, 09/07/06	1,500
2,100	Cuyahoga County, Gilmore Academy Project, Rev., VAR, LOC: Fifth Third Bank, 3.60%, 09/08/06	2,100
1,760	Cuyahoga County, Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.42%, 09/07/06	1,760
1,375	Cuyahoga County, Health Care Facilities, Franciscan Communities Series E, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.40%, 09/07/06	1,375
2,300	Cuyahoga County, Health Care Facilities, Jennings Center Older Project, Rev., VAR, LOC: Fifth Third Bank, 3.46%, 09/07/06	2,300
2,885	Cuyahoga County, Hospital Facilities, Series MT-264, Rev., VAR, GTY: Merrill Lynch Capital Services, 3.48%, 09/07/06	2,885
2,000	Eclipse Funding Trust, Series 2006-0107, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	2,000
3,905	Franklin County, Franklin Hospital, Series ROCS-II-R-55, Rev., VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	3,905
990	Franklin County, Health Care Facilities, Friendship Village of Dublin, Series A, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.40%, 09/07/06	990
735	Franklin County, Health Care Facilities, Presbyterian, Series 2002-B, Rev., VAR, LOC: National City Bank, 3.42%, 09/07/06	735
2,000	Franklin County, OhioHealth Corp., Rev., VAR, AMBAC, 3.39%, 09/06/06	2,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
1,040	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.47%, 09/07/06	1,040
900	Franklin County, Ohio Children’s Hospital, Series 2005-A, Rev., VAR, FGIC, LIQ: National City Bank, VAR, 3.42%, 09/07/06	900
1,500	Hamilton County, Hospital Facilities, Children’s Hospital Medical Center, Series 1997-A, Rev., VAR, LOC: PNC Bank Ohio N.A., 3.41%, 09/07/06	1,500
1,040	Huron County, EDR, Norwalk Furniture Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	1,040
150	Kent State University, General Receipts, Series 2001, Rev., VAR, MBIA, LIQ: Dexia Public Finance Bank, 3.41%, 09/06/06	150
1,690	Lake County, Hospital Facilities, Lake Hospital System, Inc., Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.48%, 09/06/06	1,690
1,060	Lake County, Pressure Technology, Inc., Series 2002, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.56%, 09/07/06	1,060
350	Mahoning County, Forum Health Obligation Group, Series 2002-B, Rev., VAR, LOC: Fifth Third Bank, 3.43%, 09/07/06	350
3,000	Middletown Hospital Facilities, Series MT-239, Rev., VAR, 3.50%, 09/04/06	3,000
4,125	Montgomery County, Cambridge Commons Apartments, Series A, Rev., VAR, LOC: FHLB, 3.47%, 09/07/06	4,125
4,653	Montgomery County, Pedcor Lyons Gate Project, Series A, Rev., VAR, AMT, LOC: FHLB, 3.46%, 09/07/06	4,653
4,000	Ohio Air Quality Development Authority, Edison Project, Series 1219, Rev., VAR, INS: FGIC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	4,000
	Ohio Housing Finance Agency, Residential Mortgage Backed
2,500	Series B, Rev., VAR, AMT, GNMA/FNMA/FHLMC, LIQ: FHLB, 3.45%, 09/06/06	2,500
2,590	Series F, Rev., VAR, 3.47%, 09/01/06	2,590
4,000	Series F, Rev., VAR, AMT, GNMA/FNMA/FHLMC, LIQ: FHLB, 3.47%, 09/06/06	4,000
	Ohio Housing Finance Agency, Merlots
1,285	Series A3, Rev., VAR, AMT, GTY: FHLB, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	1,285
1,510	Series A78, Rev., VAR, AMT, INS: GNMA COLL, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	1,510
2,480	Ohio State Building Authority, Series PT 2937, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/02/06	2,480
775	Ohio State Department of Administrative Services, Series PT-2856, Rev., VAR, COP, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	775
1,570	Ohio State Higher Educational Authority, John Carroll, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.41%, 09/07/06	1,570
3,000	Ohio State Higher Educational Facilities, Antioch University, Rev., VAR, LOC: National City Bank, 3.43%, 09/07/06	3,000
2,000	Ohio State Water Development Authority, FirstEnergy Project, Series 2005-A, Rev., VAR, AMT, LOC: Barclays Bank plc, 3.43%, 09/06/06	2,000
2,315	Ohio State Water Development Authority, Pure Water, Series 1118, Rev., VAR, LIQ: Rabobank Nederland, 3.45%, 09/07/06	2,315
	Student Loan Funding Corp., Cincinnati Student Loan
2,135	Series A-1, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.48%, 09/06/06	2,135
570	Series A-2, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.48%, 09/06/06	570
862	Warren County Health Care Facilities Authority, Otterbein Homes Project, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.44%, 09/07/06	862
1,840	Warren County, EDC, Ralph J. Stolle Countryside, Series 1985, Rev., VAR, LOC: Fifth Third Bank, 3.60%, 09/08/06	1,840
		93,685

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Puerto Rico — 4.7%
Weekly Demand Notes — Continued
	Puerto Rico — Continued
	Commonwealth of Puerto Rico
3,675	Series PA-625, GO, VAR, AMBAC-TCRS, LIQ: Merrill Lynch Capital Services, 3.40%, 09/02/06	3,675
260	Series PA 636, GO, VAR, INS: FSA-CR, LIQ: Merrill Lynch Capital Services, 3.40%, 09/02/06	260
1,415	Puerto Rico Highway & Transportation Authority, Macon Trust, Series M, Rev., VAR, FGIC, 3.41%, 09/02/06	1,415
600	Puerto Rico Municipal Finance Agency, Series PT-3326, Rev., VAR, INS: CIFG, LIQ: Dexia Public Finance Bank, 3.40%, 09/05/06	600
		5,950
	Total Weekly Demand Notes (Cost $99,635)	99,635

	Total Investments — 99.4% (Cost $125,044)*	125,044
	Other Assets in Excess of Liabilities — 0.6%	800
	NET ASSETS — 100.0%	$125,844

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

ABBREVIATIONS:

(e)	—	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	—	All or a portion of this security is segregated for current or potential holdings of when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

(p)	—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

AGMT	—	Agreement

AMBAC	—	American Municipal Bond Assurance Corp.

AMT	—	Alternative Minimum Tax Paper

BAN	—	Bond Anticipation Notes

CALSTRS	—	California State Teacher’s Retirement System

CIFG	—	Capitalized Interest Financial Guaranty Assurance North America, Inc.

CNTY GTD	—	County Guaranteed

COP	—	Certificates of Participation

EAGLE	—	Earnings of accrual generated on local tax-exempt securities

EDC	—	Economic Development Corporation

EDR	—	Economic Development Revenue

FGIC	—	Financial Guaranty Insurance Co.

FHA	—	Federal Housing Authority

FHLB	—	Federal Home Loan Bank

FHLMC	—	Federal Home Loan Mortgage Corporation

FHLMC COLL	—	FHLMC Collateral

FNMA	—	Federal National Mortgage Association

FNMA COLL	—	FNMA Collateral

FSA	—	Financial Security Assurance

FRN	—	Floating Rate Notes

FSA-CR	—	FSA Custodial Receipts

GNMA	—	Government National Mortgage Association

GNMA COLL	—	Government National Mortgage Association Collateral

GO	—	General Obligation Bond

GTD STD LNS	—	Guaranteed Student Loans

GTY	—	Guaranty

IBC	—	Insured Bond Certificates

IDA	—	Industrial Development Authority

IDR	—	Industrial Development Revenue

INS	—	Insurance

LIQ	—	Liquidity Agreement

LOC	—	Letter of Credit

MBIA	—	Municipal Bond Insurance Association

MBIA-IBC	—	MBIA Insured Bond Certificates

Merlots	—	Municipal Exempt Receipts Liquidity Optional Tender

Q-SBLF	—	Qualified School Board Loan Fund

RADIAN	—	Radian Asset Assurance

RAN	—	Revenue Anticipation Notes

Rev.	—	Revenue Bond

RTC	—	Regional Transportation Center

SO	—	Special Obligation

STARS	—	Short Term Adjustable Rates

TAN	—	Tax Anticipation Notes

TCRS	—	Transferable Custodial Receipts

TICS	—	Tenants in Common

TOCS	—	Tender Options Certificates

TRAN	—	Tax & Revenue Anticipation Notes

VAR	—	Variable. The interest rate shown is the rate in effect at August 31, 2006.

XLCA	—	XL Capital Assurance

XLCA-ICR	—	XL Capital Assurance Insured Custodial Receipts

XLCA ST GTD	—	XL Capital Assurance State Guaranteed

*	The cost of securities is substantially the same for federal income tax purposes.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund	New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
ASSETS:
Investments at value	$896,887	$245,523	$1,712,998	$125,044
Cash	3	12	29	5
Receivables:
Fund shares sold	—	2	14	8
Interest and dividends	4,292	1,800	10,392	979
Prepaid expenses and other assets	—	1	—	1
Total Assets	901,182	247,338	1,723,433	126,037

LIABILITIES:
Payables:
Dividends	89	335	525	112
Investment securities purchased	—	3,880	6,000	—
Accrued liabilities:
Investment advisory fees	60	16	117	9
Administration fees	56	16	106	9
Shareholder servicing fees	142	49	420	25
Distribution fees	423	8	322	15
Custodian and accounting fees	14	3	21	4
Trustees’ and Officers’ fees	4	1	53	—	(a)
Other	96	37	181	19
Total Liabilities	884	4,345	7,745	193
Net Assets	$900,298	$242,993	$1,715,688	$125,844

NET ASSETS:
Paid in capital	$900,262	$242,987	$1,714,984	$125,801
Accumulated undistributed (distributions in excess of) net investment income	(20)	1	681	43
Accumulated net realized gains (losses)	56	5	23	—
Total Net Assets	$900,298	$242,993	$1,715,688	$125,844
Net Assets:
Morgan	$59,097	$64,366	$1,175,862	$24,339
Premier	—	161,208	—	42,470
Reserve	—	17,419	174,201	59,035
E*Trade	841,201	—	365,625	—
Total	$900,298	$242,993	$1,715,688	$125,844
Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	59,119	64,365	1,175,307	24,338
Premier	—	161,200	—	42,447
Reserve	—	17,431	174,158	58,991
E*Trade	841,158	—	365,622	—
Net asset value offering and redemption price per share (all shares)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$896,887	$245,523	$1,712,998	$125,044

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   27

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

	California Municipal Money Market Fund	Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$6,466	$3,621		$26,342	$2,467

EXPENSES:
Investment advisory fees	147	83		610	57
Administration fees	157	88		648	60
Distribution fees:
Morgan	26	22		576	13
Reserve	—	21		233	89
E*Trade	952	—		558	—
Shareholder servicing fees:
Morgan	90	77		2,015	44
Premier	—	217		—	68
Reserve	—	26		280	107
E*Trade	476	—		279	—
Custodian and accounting fees	23	12		36	9
Interest expense	— (a)	—	(a)	2	—	(a)
Professional fees	59	19		37	15
Trustees’ and Officers’ fees	3	1		12	1
Printing and mailing costs	2	—		21	2
Registration and filing fees	13	15		—	7
Transfer agent fees	15	14		174	14
Other	13	6		12	4
Total expenses	1,976	601		5,493	490
Less amounts waived	(247)	(84)		(503)	(64)
Less earnings credits	(1)	—	(a)	(7)	—	(a)
Less expense reimbursements for legal matters	—	—	(a)	—	—	(a)
Net expenses	1,728	517		4,983	426
Net investment income (loss)	4,738	3,104		21,359	2,041

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	56	5		48	—
Change in net assets resulting from operations	$4,794	$3,109		$21,407	$2,041

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   29

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,738	$1,893	$3,047	$3,104	$2,903	$2,449
Net realized gain (loss)	56	5	19	5	1	—
Change in net assets resulting from operations	4,794	1,898	3,066	3,109	2,904	2,449

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(749)	(1,762)	(3,047)	(647)	(184)	(73)
Premier
From net investment income	—	—	—	(2,216)	(2,179)	(1,819)
Reserve
From net investment income	—	—	—	(241)	(540)	(557)
E*Trade
From net investment income	(3,989)	(131)	—	—	—	—
Total distributions to shareholders	(4,738)	(1,893)	(3,047)	(3,104)	(2,903)	(2,449)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	785,006	(101,935)	62,821	56,578	(4,397)	24,639

NET ASSETS:
Change in net assets	785,062	(101,930)	62,840	56,583	(4,396)	24,639
Beginning of period	115,236	217,166	154,326	186,410	190,806	166,167
End of period	$900,298	$115,236	$217,166	$242,993	$186,410	$190,806
Accumulated undistributed (distributions in excess of) net investment income	$(20)	$(20)	$(44)	$1	$1	$—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,359	$17,009	$22,689	$2,041	$1,851	$1,453
Net realized gain (loss)	48	11	99	—	12	15
Change in net assets resulting from operations	21,407	17,020	22,788	2,041	1,863	1,468

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(16,473)	(15,023)	(20,747)	(362)	(99)	(11)
Premier
From net investment income	—	—	—	(685)	(635)	(651)
Reserve
From net investment income	(2,567)	(1,828)	(1,942)	(994)	(1,117)	(791)
E*Trade
From net investment income	(2,326)	(160)	—	—	—	—
Total distributions to shareholders	(21,366)	(17,011)	(22,689)	(2,041)	(1,851)	(1,453)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	357,339	(284,988)	(51,469)	(18,739)	15,470	22,147

NET ASSETS:
Change in net assets	357,380	(284,979)	(51,370)	(18,739)	15,482	22,162
Beginning of period	1,358,308	1,643,287	1,694,657	144,583	129,101	106,939
End of period	$1,715,688	$1,358,308	$1,643,287	$125,844	$144,583	$129,101
Accumulated undistributed (distributions in excess of) net investment income	$681	$688	$690	$43	$43	$31

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund			Michigan Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006. (c)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$163,674	$240,048	$1,069,545	$124,227	$46,029	$17,341
Dividends reinvested	317	209	509	636	183	72
Cost of shares redeemed	(149,927)	(412,408)	(1,007,233)	(92,078)	(22,435)	(9,610)
Change in net assets from Morgan capital transactions	$14,064	$(172,151)	$62,821	$32,785	$23,777	$7,803
Premier
Proceeds from shares issued	$—	$—	$—	$128,614	$193,875	$247,130
Dividends reinvested	—	—	—	633	655	685
Cost of shares redeemed	—	—	—	(103,737)	(200,530)	(218,874)
Change in net assets from Premier capital transactions	$—	$—	$—	$25,510	$(6,000)	$28,941
Reserve
Proceeds from shares issued	$—	$—	$—	$48,139	$157,668	$248,669
Dividends reinvested	—	—	—	241	528	551
Cost of shares redeemed	—	—	—	(50,097)	(180,370)	(261,325)
Change in net assets from Reserve capital transactions	$—	$—	$—	$(1,717)	$(22,174)	$(12,105)
E*Trade
Proceeds from shares issued	$831,151	$71,639	—	—	—	—
Dividends reinvested	3,989	131	—	—	—	—
Cost of shares redeemed	(64,198)	(1,554)	—	—	—	—
Change in net assets from E*Trade capital transactions	$770,942	$70,216	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	163,674	240,048	1,069,544	124,227	46,029	17,341
Reinvested	317	209	509	636	183	72
Redeemed	(149,927)	(412,408)	(1,007,233)	(92,078)	(22,435)	(9,610)
Change in Morgan Shares	14,064	(172,151)	62,820	32,785	23,777	7,803
Premier
Issued	—	—	—	128,614	193,876	247,130
Reinvested	—	—	—	633	654	685
Redeemed	—	—	—	(103,737)	(200,530)	(218,874)
Change in Premier Shares	—	—	—	25,510	(6,000)	28,941
Reserve
Issued	—	—	—	48,139	157,668	248,669
Reinvested	—	—	—	241	528	551
Redeemed	—	—	—	(50,097)	(180,370)	(261,325)
Change in Reserve Shares	—	—	—	(1,717)	(22,174)	(12,105)
E*Trade
Issued	831,151	71,639	—	—	—	—
Reinvested	3,989	131	—	—	—	—
Redeemed	(64,198)	(1,554)	—	—	—	—
Change in E*Trade Shares	770,942	70,216	—	—	—	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	New York Municipal Money Market Fund			Ohio Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$4,297,776	$4,689,556	$10,063,474	$92,069	$50,948	$2,887
Dividends reinvested	13,124	9,692	12,478	363	99	11
Cost of shares redeemed	(4,233,028)	(5,087,041)	(10,130,574)	(94,631)	(26,401)	(1,007)
Change in net assets from Morgan capital transactions	$77,872	$(387,793)	$(54,622)	$(2,199)	$24,646	$1,891
Premier
Proceeds from shares issued	$—	$—	$—	$61,820	$72,566	$118,573
Dividends reinvested	—	—	—	6	2	2
Cost of shares redeemed	—	—	—	(58,120)	(78,276)	(121,080)
Change in net assets from Premier capital transactions	$—	$—	$—	$3,706	$(5,708)	$(2,505)
Reserve
Proceeds from shares issued	$1,803,629	$1,686,409	$718,769	$140,233	$246,224	$283,001
Dividends reinvested	2,389	1,691	1,914	994	1,106	796
Cost of shares redeemed	(1,809,855)	(1,667,613)	(717,530)	(161,473)	(250,798)	(261,036)
Change in net assets from Reserve capital transactions	$(3,837)	$20,487	$3,153	$(20,246)	$(3,468)	$22,761
E*Trade
Proceeds from shares issued	$333,089	$88,070	$—	$—	$—	$—
Dividends reinvested	2,325	160	—	—	—	—
Cost of shares redeemed	(52,110)	(5,912)	—	—	—	—
Change in net assets from E*Trade capital transactions	$283,304	$82,318	$—	$—	$—	$—

SHARE TRANSACTIONS:
Morgan
Issued	4,297,776	4,689,556	10,063,475	92,069	50,948	2,887
Reinvested	13,124	9,692	12,478	363	99	11
Redeemed	(4,233,028)	(5,087,041)	(10,130,575)	(94,631)	(26,401)	(1,007)
Change in Morgan Shares	77,872	(387,793)	(54,622)	(2,199)	24,646	1,891
Premier
Issued	—	—	—	61,820	72,566	118,572
Reinvested	—	—	—	6	2	2
Redeemed	—	—	—	(58,120)	(78,276)	(121,080)
Change in Premier Shares	—	—	—	3,706	(5,708)	(2,506)
Reserve
Issued	1,803,629	1,686,409	718,769	140,233	246,224	283,001
Reinvested	2,389	1,691	1,914	994	1,106	796
Redeemed	(1,809,855)	(1,667,614)	(717,530)	(161,473)	(250,798)	(261,036)
Change in Reserve Shares	(3,837)	20,486	3,153	(20,246)	(3,468)	22,761
E*Trade
Issued	333,089	88,070	—	—	—	—
Reinvested	2,325	160	—	—	—	—
Redeemed	(52,110)	(5,912)	—	—	—	—
Change in E*Trade Shares	283,304	82,318	—	—	—	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of E*Trade Shares on January 17, 2006.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Michigan Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)

New York Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)

Ohio Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—		0.01		(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year from August 31 to the last day of February.

(d)	The Fund changed its fiscal year from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits

$ 1.00	1.47%	$59,097	0.55%	2.91%	0.69%
1.00	1.16	45,020	0.55	2.28	0.68
1.00	1.47	217,166	0.55	1.49	0.70
1.00	0.51	154,326	0.55	0.51	0.80
1.00	0.72	149,147	0.55	0.72	0.73
1.00	1.13	163,071	0.55	1.05	0.76
1.00	2.70	82,755	0.55	2.68	0.83

1.00	1.48	64,366	0.59	2.92	0.68
1.00	1.47	31,580	0.59	2.27	0.69
1.00	0.64	7,803	0.59	1.81	0.70

1.00	1.45	1,175,862	0.59	2.86	0.65
1.00	1.14	1,097,957	0.59	2.27	0.64
1.00	1.42	1,485,743	0.59	1.40	0.67
1.00	0.48	1,540,274	0.59	0.48	0.70
1.00	0.72	1,662,000	0.59	0.72	0.69
1.00	1.20	2,123,000	0.59	1.17	0.69
1.00	2.98	2,438,730	0.59	2.88	0.71

1.00	1.47	24,339	0.59	2.89	0.69
1.00	1.46	26,537	0.59	2.34	0.72
1.00	0.63	1,891	0.59	1.80	0.72

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income
Michigan Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(d)	$0.02	$(0.02)
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

Ohio Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)
July 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(d)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(d)	0.01	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year from June 30 to the last day of February.

(d)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.55%	$161,208	0.45%	3.06%	0.53%
1.00	1.57	135,695	0.45	2.34	0.54
1.00	1.32	141,695	0.47	1.37	0.56
1.00	0.56	112,753	0.47	0.56	0.55
1.00	0.87	64,146	0.49	0.88	0.57
1.00	1.41	83,008	0.47	1.49	0.55
1.00	3.44	100,673	0.45	3.40	0.53

1.00	1.54	42,470	0.45	3.04	0.54
1.00	1.55	38,765	0.45	2.32	0.57
1.00	1.40	44,469	0.46	1.36	0.52
1.00	0.56	46,968	0.47	0.55	0.50
1.00	0.88	73,757	0.47	0.88	0.50
1.00	1.43	57,338	0.46	1.47	0.50
1.00	3.42	100,004	0.46	3.33	0.49

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
Michigan Municipal Money Market Fund (c)
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

New York Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(f)	0.01		(0.01)
September 1, 2005 to February 28, 2006 (e)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

Ohio Municipal Money Market Fund (c)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—		0.01		(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(f)	—		—	(f)	— (f)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Effective February 19, 2005, Class A was renamed Reserve.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	The Fund changed its fiscal year from June 30 to the last day of February.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.42%	$17,419	0.70%	2.81%	0.78%
1.00	1.40	19,135	0.70	2.06	0.79
1.00	1.14	41,308	0.72	1.10	0.81
1.00	0.31	53,414	0.73	0.31	0.81
1.00	0.62	77,476	0.74	0.62	0.82
1.00	1.16	62,408	0.72	1.21	0.80
1.00	3.18	125,294	0.70	3.05	0.78

1.00	1.40	174,201	0.70	2.75	0.75
1.00	1.09	178,032	0.70	2.19	0.75
1.00	1.27	157,544	0.74	1.26	0.81
1.00	0.28	154,383	0.79	0.28	0.88
1.00	0.52	175,000	0.79	0.50	0.87
1.00	1.00	180,000	0.79	0.85	0.90
1.00	2.77	1	0.90	2.57	1560.21	(g)

1.00	1.41	59,035	0.70	2.78	0.79
1.00	1.38	79,281	0.70	2.09	0.82
1.00	1.14	82,741	0.71	1.17	0.77
1.00	0.30	59,971	0.72	0.30	0.75
1.00	0.63	79,911	0.72	0.62	0.75
1.00	1.17	90,602	0.71	1.17	0.75
1.00	3.16	59,583	0.71	3.05	0.74

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income
California Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(e)	$0.01		$(0.01)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)

New York Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(e)	0.01		(0.01)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	(e)	—	(e)	—	(e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	The Fund changed its fiscal year from August 31 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursement and earning credits
$1.00	1.25%	$841,201	1.00%	2.51%	1.13%
1.00	0.25	70,216	1.00	2.10	1.24

1.00	1.24	365,625	1.00	2.50	1.10
1.00	0.24	82,319	1.00	2.08	1.11

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declaration of Trusts dated November 5, 2004, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
California Municipal Money Market Fund	Morgan and E*Trade	JPM I
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II
New York Municipal Money Market Fund	Morgan, Reserve and E*Trade	JPM I
Ohio Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II

E*Trade Shares commenced operations on January 17, 2006, for the California Municipal Money Market Fund and New York Municipal Money Market Fund.

All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of August 31, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
New York Municipal Money Market Fund	$13,090	0.8%

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

E.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

42   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

F.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G.  Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, JPMorgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the California Municipal Money Market Fund and New York Municipal Money Market Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase Bank, N.A. (“JPMCB”), which is a wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is 0.08%.

The Funds may invest in one or more money market funds advised by the Advisors or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

As of August 31, 2006, there were no waivers/reimbursements from the money market funds.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Reserve Shares and E*Trade Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Reserve	E*Trade
California Municipal Money Market Fund	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.10	0.25	0.60
Ohio Municipal Money Market Fund	0.10	0.25	n/a

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	0.35	0.30%	0.30	n/a
New York Municipal Money Market Fund	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	0.35	0.30	0.30	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total annual operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Reserve	E*Trade
California Municipal Money Market Fund	0.55%	n/a	n/a	1.00%
Michigan Municipal Money Market Fund	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	0.59	n/a	0.70	1.00
Ohio Municipal Money Market Fund	0.59	0.45	0.70	n/a

The contractual expense limitation agreements were in effect for the six months ended August 31, 2006. The expense limitation percentages in the table above are in place until at least June 30, 2007.

For the six months ended August 31, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
California Municipal Money Market Fund	$33	$214	$247
Michigan Municipal Money Market Fund	9	75	84
New York Municipal Money Market Fund	185	318	503
Ohio Municipal Money Market Fund	6	58	64

G.  Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended August 31, 2006, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

44   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds in JPM I because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of August 31, 2006, and during the six months ended August 31, 2006, the Funds had no outstanding borrowings from another fund or from the unsecured, uncommitted credit facility.

5. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

6. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund related contracts, and (v) conspired to commit unlawful acts.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

46   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	122	None.

Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	122	None.

John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	122
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	122	None.

Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122	None.

Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	122	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   47

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	122	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	122	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	122	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	122
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (122 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

48   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.

Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   49

OFFICERS
(Unaudited) (continued)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

50   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2006, and continued to hold your shares at the end of the reporting period, August 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
California Municipal Money Market Fund
Morgan
Actual	$1,000.00	$1,014.70	$2.79	0.55%
Hypothetical	1,000.00	1,022.43	2.80	0.55
E*Trade
Actual	1,000.00	1,012.50	5.07	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Michigan Municipal Money Market Fund
Morgan Class
Actual	1,000.00	1,014.80	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier Class
Actual	1,000.00	1,015.50	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve Class
Actual	1,000.00	1,014.20	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
New York Municipal Money Market Fund
Morgan Class
Actual	$1,000.00	$1,014.50	$3.00	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Reserve Class
Actual	1,000.00	1,014.00	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
E*Trade
Actual	1,000.00	1,012.40	5.07	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Ohio Municipal Money Market Fund
Morgan Class
Actual	1,000.00	1,014.70	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier Class
Actual	1,000.00	1,015.40	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Reserve Class
Actual	1,000.00	1,014.10	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

52   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Funds from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   53

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited) (continued)

it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Michigan Municipal Money Market Fund and Ohio Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the California Municipal Money Market Fund and New York Municipal Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Trustees discussed the expenses of the Fund with the Advisor and concluded that the expenses were reasonable. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Money Market Funds, the Trustees considered the Lipper performance data and other

54   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

information provided by the Advisor for each of the Money Market Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information for its most recent one-year period. The Trustees found that such performance for each Money Market Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the California Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Michigan Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the New York Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Ohio Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   55

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. August 2006.	SAN-MMKTST-806

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2006 (UNAUDITED)

JPMorgan Funds

Money

Market

Funds

JPMorgan Prime Money Market Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Municipal Money Market Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Prime Money Market Fund	2
JPMorgan Liquid Assets Money Market Fund	3
JPMorgan U.S. Government Money Market Fund	4
JPMorgan U.S. Treasury Plus Money Market Fund	5
JPMorgan Federal Money Market Fund	6
JPMorgan 100% U.S. Treasury Securities Money Market Fund	7
JPMorgan Tax Free Money Market Fund	8
JPMorgan Municipal Money Market Fund	9
Schedules of Portfolio Investments	10
Financial Statements	70
Financial Highlights	92
Notes to Financial Statements	124
Trustees	136
Officers	138
Schedule of Shareholder Expenses	140
Board Approval of Investment Advisory Agreements	145

HIGHLIGHTS

•	Consumer confidence was affected by rising interest rates, high energy prices and the Middle East conflict

•	Municipals and U.S. Treasuries rose significantly as the market evaluated the Fed nearing the end of its tightening cycle

•	The labor market showed some weakening during the period

•	Housing figures during the period were varied

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Money Market Funds for the six months ended August 31, 2006. Inside you will find in-depth information on some of our money market funds.

“While the market started the second quarter strongly, a decline in investors’ appetite for risk due to fears over rising inflation and tightening global liquidity led to a weakening.”

Equity Markets Reflect Economic and
Geopolitical Uncertainty

The period began with a wave of encouraging economic news. The core consumer price index (CPI) in March rose only 0.1% from February and only 0.1% in February from January. The equity market surged in the mid-month, as investors reacted to the positive data. While the market started the second quarter strongly, a decline in investors’ appetite for risk due to fears over rising inflation and tightening global liquidity led to a weakening. U.S. equities sold off sharply in May following the release of the Federal Reserve (Fed) statement, which accompanied its rate hike and indicated more tightening to come. Stocks were under pressure for much of July, due to an unsteady beginning to the earnings season, inflation concerns and the Middle East conflict. Over the six-month period, the S&P 500 Index returned 2.79%.

Consumer confidence has been volatile, affected by rising interest rates, high energy prices and the Middle East conflict. The Conference Board Consumer Confidence Index rose to 109.6 in April from 107.2 the prior month, despite the price of oil topping $75 a barrel. In August, the Conference Board’s Consumer Confidence Index fell to 99.6, lower than analysts’ expectations and below 100 for the first time since November 2005.

Housing figures during the period were varied. In March, home starts fell 7.5% while sales of new homes increased by 8.0%. Data continued to be mixed in May, as housing starts and existing home sales declined, while new home sales decreased by 1.8%. By July, data reflected a continued slowdown in the housing sector. Both new and existing home sales declined, with the latter falling for the third consecutive month.

The labor market showed some weakening during the period. While the unemployment rate slipped to 4.7% during March, in April, payrolls posted an unimpressive gain of 112,000 and, by July, the unemployment figures released showed a five-month high of 4.8%, up from 4.6 % in the previous month. In August, the rate slipped slightly to 4.7%, and employers added 188,000 jobs during the month.

Bond Markets Adjust to Bernanke

Although municipals outperformed U.S. Treasuries in March, both rose significantly as the market evaluated its prior assumption that the Federal Open Market Committee (FOMC) was near the end of its tightening cycle. Comments by new Federal Reserve (Fed) Chairman Ben S. Bernanke late in the month were the root of this reassessment. On March 28, the first FOMC meeting chaired by Bernanke, the Fed raised the fed funds rate by 25 basis points, the 15thconsecutive rate increase since June 2004. The Fed raised rates at the two subsequent meetings in May and June, and then halted the string of rate increases at their meeting on August 8, seeking to give policymakers the opportunity to assess the effect the rate hikes have had on the economy.

A weaker-than-anticipated non-farm payrolls report in June led to a rally in both Treasuries and municipals, but growing fears of inflation and an increase in primary and secondary supply led to a significant pullback. However, in August, Treasury prices fell as non-farm payrolls increased by 128,000.

Outlook

Market sentiment appears to have become more optimistic, in light of recent data on both inflation and economic growth. While investors are still grappling with the outlook for monetary policy, equity markets have moved higher as energy prices have retreated and recently released key data suggests that the economy may be on course for a soft landing.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   1

JPMorgan Prime Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and preserving capital.
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management and Capital Shares
Net Assets as of 8/31/06	$84.5 Billion
Average Maturity	41 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	25.8%
2–7 days	6.5
8–30 days	32.9
31–60 days	9.5
61–90 days	13.4
91–180 days	8.1
181+ days	3.8

7-DAY SEC YIELD (1)

Morgan Shares	4.97%
Premier Shares	5.03
Agency Shares	5.23
Class B Shares	4.49
Class C Shares	4.49
Institutional Shares	5.30
Reserve Shares	4.77
Cash Management Shares	4.50
Capital Shares	5.34

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.95%, 5.00%, 5.16%, 4.28%, 4.28%, 5.22%, 4.74%, 4.48% and 5.27% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Cash Management Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

2   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Liquid Assets Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal.
Primary Investments
High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit and bank obligations.

Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service Shares
Net Assets as of 8/31/06	$9.2 Billion
Average Maturity	45 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE*

1 day	15.5%
2–7 days	13.7
8–30 days	32.6
31–60 days	8.5
61–90 days	17.6
91–180 days	7.6
181+ days	4.5

7-DAY SEC YIELD (1)

Morgan Shares	4.86%
Premier Shares	5.01
Agency Shares	5.21
Class B Shares	4.46
Class C Shares	4.46
Institutional Shares	5.27
Reserve Shares	4.75
Investor Shares	4.95
Capital Shares	5.31
Service Shares	4.43

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

*	Percentages based on total market value of investments.
(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.81%, 4.97%, 5.13%, 4.24%, 4.24%, 5.18%, 4.71%, 4.92%, 5.23% and 4.34% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares, Investor Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   3

JPMorgan U.S. Government Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Seeks high current income with liquidity and stability of principal.
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service Shares
Net Assets as of 8/31/06	$18.1 Billion
Average Maturity	34 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Class 1

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	37.9%
2–7 days	4.6
8–30 days	36.9
31–60 days	3.2
61–90 days	3.5
91–180 days	10.4
181+ days	3.5

7-DAY SEC YIELD (1)

Morgan Shares	4.82%
Premier Shares	4.97
Agency Shares	5.17
Institutional Shares	5.23
Reserve Shares	4.71
Capital Shares	5.27
Service Shares	4.39

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.78%, 4.94%, 5.10%, 5.15%, 4.68%, 5.20% and 4.31% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Capital Shares and Service Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

4   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan U.S. Treasury Plus Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Seeks current income with liquidity and stability of principal.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds, and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by such obligations.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor Shares
Net Assets as of 8/31/06	$10.4 Billion
Average Maturity	1 day
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	99.9%
2–7 days	0.0
8–30 days	0.0
31–60 days	0.0
61–90 days	0.0
91–180 days	0.1
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	4.83%
Premier Shares	4.97
Agency Shares	5.17
Class B Shares	4.43
Class C Shares	4.43
Institutional Shares	5.24
Reserve Shares	4.71
Investor Shares	4.91

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.79%, 4.94%, 5.10%, 4.22%, 4.22%, 5.16%, 4.68% and 4.89% for Morgan Shares, Premier Shares, Agency Shares, Class B Shares, Class C Shares, Institutional Shares, Reserve Shares and Investor Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   5

JPMorgan Federal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Current income while still preserving capital and maintaining liquidity.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets as of 8/31/06	$4.4 Billion
Average Maturity	51 days
S&P rating*	AAAm
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	22.6%
2–7 days	6.7
8–30 days	33.4
31–60 days	9.2
61–90 days	15.8
91–180 days	3.1
181+ days	9.2

7-DAY SEC YIELD (1)

Morgan Shares	4.81%
Premier Shares	4.95
Agency Shares	5.15
Institutional Shares	5.21
Reserve Shares	4.69

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.77%, 4.92%, 5.08%, 5.13%, and 4.66% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

6   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve and Capital Shares
Net Assets as of 8/31/06	$7.7 Billion
Average Maturity	38 days
S&P rating*	AAAm–G
Moody’s rating*	Aaa
NAIC rating*	Approved

*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The ‘G’ designation in the S&P rating means that the Fund’s portfolio consists primarily of U.S. Government securities. The National Association of Insurance Commissioners’ (NAIC’s) Approved status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE**

1 day	0.0%
2–7 days	12.4
8–30 days	45.1
31–60 days	14.5
61–90 days	20.4
91–180 days	7.6
181+ days	0.0

7-DAY SEC YIELD (1)

Morgan Shares	4.62%
Premier Shares	4.77
Agency Shares	4.97
Institutional Shares	5.03
Reserve Shares	4.51
Capital Shares	5.07

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 4.58%, 4.74%, 4.90%, 4.95%, 4.48%, and 5.00% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares and Capital Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   7

JPMorgan Tax Free Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Highest possible level of current income which is excluded from gross income, while preserving capital and maintaining liquidity.*
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes.
Suggested investment time frame	Short-term municipal obligations
Share classes offered	Morgan, Premier, Agency, Institutional and Reserve Shares
Net Assets as of 8/31/06	$15.1 Billion
Average Maturity	29 days
S&P rating**	AAAm
Moody’s rating**	Aaa
NAIC rating**	Class 1

*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.

**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.

The S&P and Moody’s ratings are historical and signify that the Fund’s safety is excellent, with superior capacity to maintain a net asset value of $1.00 per share. The National Association of Insurance Commissioners’ (NAIC’s) Class 1 status indicates that the Fund meets certain pricing and quality guidelines.

MATURITY SCHEDULE***

1 day	2.5%
2–7 days	82.5
8–30 days	1.1
31–60 days	2.4
61–90 days	2.5
91–180 days	4.2
181+ days	4.8

7-DAY SEC YIELD (1)

Morgan Shares	3.01%
Premier Shares	3.15
Agency Shares	3.35
Institutional Shares	3.41
Reserve Shares	2.89

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

***	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 2.97%, 3.12%, 3.28%, 3.33% and 2.86% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares and Reserve Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

8   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Municipal Money Market Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.
Primary Investments	High quality short-term municipal securities, which provide tax-exempt income.
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade Shares
Net Assets as of 8/31/06	$3.3 Billion
Average Maturity	39 days
S&P rating	Not Rated
Moody’s rating	Not Rated
NAIC rating	Not Rated

MATURITY SCHEDULE**

1 day	15.4%
2–7 days	60.8
8–30 days	2.3
31–60 days	9.1
61–90 days	2.5
91–180 days	0.8
181+ days	9.1

7-DAY SEC YIELD (1)

Morgan Shares	3.05%
Premier Shares	3.19
Agency Shares	3.39
Institutional Shares	3.45
Reserve Shares	2.94
Service Shares	2.62
E*Trade Shares	2.63

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

**	Percentages based on total market value of investments.

(1)	The yields for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares reflect the reimbursements or waivers of certain expenses. Without these subsidies, the yields would have been 3.00%, 3.15%, 3.31%, 3.36%, 2.90%, 2.53% and 2.54% for Morgan Shares, Premier Shares, Agency Shares, Institutional Shares, Reserve Shares, Service Shares and E*Trade Shares, respectively.

A list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your JPMorgan representative to obtain further information regarding this facility and information on holdings.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset Backed Securities — 1.3%
100,000	Newcastle CDO Ltd. (Cayman Islands), Series 3A, Class 1MM, FRN, 5.43%, 09/24/06 (e) (i)	100,000
	Steers Delaware Business Trust,
332,000	Series 2006-1, FRN, 5.41%, 9/27/06 (e) (i)	332,000
330,000	Series 2006-1, FRN, 5.48%, 10/05/06 (e) (i)	330,000
45,034	TIAA Retail Commercial Trust, (Cayman Islands), Series 1A, Class A1MM, FRN, 5.43%, 09/28/06 (e) (i)	45,034
50,972	Wachovia Asset Securitization, Inc., Series 2005-HM1A, Class AMM, FRN, 5.39%, 09/25/06 (e) (i)	50,972
	Wind Master Trust Notes,
169,116	Series 2005-12A, Class A2, FRN, 5.40%, 09/25/06 (e) (i)	169,116
99,000	Series 2005-12A, Class A3, FRN, 5.40%, 09/25/06 (e) (i)	99,000
	Total Asset Backed Securities (Cost $1,126,122)	1,126,122

Corporate Bonds — 22.9%
	Capital Markets — 2.9%
385,000	Goldman Sachs Group, Inc., 5.42%, 12/21/06 (i)	385,000
250,000	Lehman Brothers Holdings, Inc., FRN, 5.46%, 09/22/06	250,000
	Links Finance LLC,
59,000	FRN, 5.37%, 09/15/06 (e)	58,999
100,000	FRN, 5.39%, 10/18/06 (e)	100,000
100,000	FRN, 5.39%, 10/20/06 (e)	100,000
150,000	FRN, 5.40%, 10/25/06 (e)	149,991
85,000	FRN, 5.51%, 09/27/06 (e)	84,999
65,000	FRN, 5.53%, 11/01/06 (e)	64,996
345,000	Merrill Lynch & Co., Inc., 5.53%, 10/05/06	345,000
925,000	Morgan Stanley Asset Funding, Inc. 5.53%, 01/16/07 (i)	925,000
		2,463,985
	Commercial Banks — 10.1%
130,000	ANZ National International Ltd., FRN, 5.46%, 09/07/06 (e) (m)	130,000
100,000	Australia & New Zealand Banking Group Ltd., FRN, 5.40%, 06/23/10 (e)	100,000
	Bank of America, N.A.,
715,000	FRN, 5.39%, 09/18/06	715,000
553,000	FRN, 5.39%, 10/24/06	553,000
350,000	FRN, 5.41%, 09/18/06	350,000
150,000	FRN, 5.44%, 09/05/06	150,000
200,000	5.46%, 10/10/06	200,000
175,000	Banque Nationale de Paris, FRN, 5.43%, 10/04/06	174,996
	Barclays Bank plc (United Kingdom), FRN,
200,000	5.36%, 09/27/06	199,987
251,000	5.44%, 10/04/06	250,971
600,000	Bayerische Landesbank Hessen (Germany), FRN, 5.45%, 09/25/06	600,000
	BNP Paribas (France),
225,000	FRN, 5.37%, 09/26/06 (e)	225,000
215,000	FRN, 5.44%, 11/20/06 (e)	215,000
139,000	Calyon New York, FRN, 5.50%, 11/10/06	138,989
525,000	Canadian Imperial Bank of Commerce (Canada), FRN, 5.52%, 09/15/06	525,000
200,000	Fifth Third Bancorp., FRN, 5.38%, 09/25/06 (e)	200,000
	HBOS Treasury Services plc (United Kingdom),
570,000	FRN, 5.53%, 10/02/06 (e)	570,000
805,000	FRN, 5.54%, 11/20/06 (e)	805,000
300,000	FRN, 5.61%, 09/25/06 (e)	300,000
125,000	HSBC Bank USA N.A., FRN, 5.35%, 09/14/06	125,023
550,000	Natexis Banques Populaires, FRN, 5.44%, 09/05/06	550,000
	Royal Bank of Scotland plc (United Kingdom),
250,000	FRN, 5.39%, 09/21/06 (e)	250,000
100,000	FRN, 5.43%, 11/24/06 (e)	100,012
150,300	Santander US Debt S.A. Unipersonal, FRN, 5.47%, 09/21/07 (e)	150,360
	Societe Generale (France),
100,000	FRN, 5.36%, 09/29/06	99,997
85,000	FRN, 5.44%, 11/02/06 (e)	85,000
	Wells Fargo & Co.,
271,000	FRN, 5.45%, 10/03/06	271,000
175,000	FRN, 5.52%, 01/02/06	175,000
160,000	Western Pacific Banking Corp., FRN, 5.41%, 09/11/06	160,000
150,000	Westpac Banking Corp. (Australia), FRN, 5.44%, 11/27/06 (e)	150,104
		8,519,439
	Consumer Finance — 0.1%
80,000	Toyota Motor Credit Corp., FRN, 5.37%, 11/06/06	80,000
	Diversified Financial Services — 9.8%
50,000	Allstate Life Global Funding Trusts, FRN, 5.45%, 10/05/06	50,000
	Beta Finance, Inc.,
155,000	FRN, 5.37%, 09/15/06 (e)	154,984
170,000	FRN, 5.39%, 11/24/06 (e)	169,988

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
103,000	FRN, 5.39%, 11/27/06 (e)	102,993
105,000	FRN, 5.39%, 11/29/06 (e)	104,992
335,000	FRN, 5.40%, 10/20/06 (e)	334,971
150,000	FRN, 5.55%, 10/23/06 (e)	149,990
	CC USA, Inc.,
91,500	5.41%, 09/04/07	91,491
62,000	FRN, 5.36%, 09/15/06 (e)	62,000
160,000	FRN, 5.39%, 11/14/06 (e)	159,997
64,000	FRN, 5.39%, 11/24/06	63,995
200,000	FRN, 5.40%, 10/27/06	199,991
150,000	FRN, 5.53%, 09/26/06 (e)	149,998
111,500	Citigroup, Inc.,	111,548
	FRN, 5.53%, 10/12/06
310,000	Counts Trust, FRN, 5.40%, 9/11/06 (e) (i)	310,000
	Dorada Finance, Inc.,
250,000	FRN, 5.40%, 10/23/06 (e)	249,978
240,000	FRN, 5.40%, 10/25/06 (e)	239,979
	Five Finance, Inc.,
41,000	FRN, 5.39%, 11/20/06 (e)	40,999
150,000	FRN, 5.39%, 11/24/06 (e)	149,997
	General Electric Capital Corp.,
220,000	FRN, 5.36%, 09/24/06	220,000
400,000	FRN, 5.51%, 09/18/06	400,000
350,000	FRN, 5.52%, 12/07/09	350,000
150,000	FRN, 5.53%, 09/29/06	150,000
468,000	FRN, 5.57%, 07/09/07	468,000
	K2 (USA) LLC,
15,000	FRN, 5.36%, 09/20/06 (e)	15,000
85,000	FRN, 5.36%, 10/25/06 (e)	84,999
90,000	FRN, 5.37%, 09/11/06 (e)	89,999
36,300	FRN, 5.38%, 09/15/06 (e)	36,294
200,000	FRN, 5.40%, 10/20/06 (e)	199,982
90,000	FRN, 5.41%, 11/06/06 (e)	89,992
150,000	FRN, 5.41%, 11/15/06 (e)	149,986
110,000	FRN, 5.49%, 09/25/06 (e)	109,999
95,000	FRN, 5.52%, 09/28/06 (e)	94,999
100,000	FRN, 5.53%, 10/06/06 (e)	99,987
40,000	FRN, 5.53%, 10/25/06 (e)	40,007
125,000	FRN, 5.54%, 10/10/06 (e)	124,984
263,000	Money Market Trust, FRN, 5.48%, 09/15/06 (e) (i)	263,000
120,000	Premium Asset Trust, FRN, 5.63%, 10/02/06 (e) (i)	120,000
	Restructured Asset Securities with Enhanced Returns (RACERS),
364,500	FRN, 5.61%, 09/18/06 (e) (i)	364,500
120,000	FRN, 5.67%, 10/03/06 (e) (i)	120,000
185,000	FRN, 5.70%, 09/08/06 (e) (i)	185,000
	Sigma Finance, Inc.,
175,000	FRN, 5.37%, 09/12/06 (e)	175,000
350,000	FRN, 5.39%, 09/11/06 (e)	349,982
87,000	FRN, 5.39%, 09/18/06 (e)	87,000
40,000	FRN, 5.39%, 12/05/06 (e)	40,000
300,000	FRN, 5.40%, 10/11/06 (e)	299,974
	Structured Asset Repackaged Trust,
50,000	FRN, 5.49%, 10/15/08 (e) (i)	50,000
	Tango Finance Corp.,
60,000	FRN, 5.40%, 11/15/06 (e)	60,000
139,000	FRN, 5.45%, 09/15/06 (e)	138,988
94,500	FRN, 5.55%, 10/30/06 (e)	94,498
177,000	FRN, 5.55%, 10/17/06 (e)	176,993
35,000	FRN, 5.55%, 04/10/07 (e)	34,998
134,000	Union Hamilton Special Funding LLC, FRN, 5.57%, 09/28/06 (e)	134,000
		8,316,052
	Total Corporate Bonds (Cost $19,379,476)	19,379,476
	Funding Agreements — 0.7%
	Insurance — 0.7%
200,000	Metropolitan Life Insurance Co., 5.45%, 03/15/07 (e) (f) (i)	200,000
	New York Life Insurance Co.,
200,000	5.22%, 02/23/07 (e) (f) (i)	200,000
200,000	5.60%, 07/25/07 (e) (f) (i)	200,000
20,000	Transamerica Occidental Life Insurance Co., 5.65%, 05/11/07 (e) (f) (i)	20,000
	Total Funding Agreements (Cost $620,000)	620,000
	Municipal Bonds — 0.1%
60,000	New York City, Taxable, Sub Series A-10, GO, FSA, 5.27%, 11/01/21 (Cost $60,000)	60,000
	U.S. Government Agency Securities — 0.2%
35,000	Federal Home Loan Bank, 4.65%, 09/29/06	34,974
99,310	Federal National Mortgage Association, FRN, 5.43%, 09/07/06	99,310
	Total U.S. Government Agency Securities (Cost $134,284)	134,284

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Certificates of Deposit — 29.6%
	American Express Bank,
165,000	5.57%, 01/11/07	165,000
150,000	5.57%, 01/16/07	150,000
360,000	Bank of Nova Scotia, 5.28%, 09/08/06	360,000
	Barclays Bank plc (United Kingdom),
556,000	4.73%, 11/06/06	556,000
456,500	4.79%, 12/05/06	456,500
435,500	5.53%, 06/18/07	435,500
700,000	FRN, 5.36%, 12/22/06	699,963
	BNP Paribas (France),
302,200	4.77%, 01/24/07	302,200
589,150	5.24%, 09/08/06	589,150
274,000	5.41%, 02/28/07	274,000
	Calyon N.A. Co.,
360,000	4.71%, 11/06/06	360,000
179,000	4.77%, 01/24/07	179,000
100,000	5.00%, 02/12/07	99,772
457,000	5.25%, 04/05/07	457,000
250,000	5.30%, 10/03/06	250,000
245,000	Charter One Bank N.A., 5.40%, 09/18/06	245,000
	Citibank N.A.,
351,650	5.35%, 11/30/06	351,650
54,000	5.36%, 11/13/06	54,000
75,000	5.44%, 10/06/06	75,000
	Citizens Bank,
80,000	5.50%, 10/31/06	80,000
75,000	5.45%, 09/29/06	75,000
	Credit Agricole S.A.,
80,000	4.90%, 02/05/07	79,792
340,000	4.94%, 02/07/07	340,000
90,000	4.98%, 01/30/07	89,947
433,000	5.09%, 03/01/07	433,000
315,000	FRN, 5.56%, 07/22/11 (e)	315,000
	Credit Industriel et Commercial,
870,000	5.37%, 11/13/06	870,008
246,000	5.51%, 10/23/06	246,000
434,000	5.57%, 01/24/07	434,000
114,500	Credit Suisse First Boston LLC, 5.68%, 11/07/06	114,304
	Deutsche Bank AG,
60,000	5.36%, 11/21/06	59,999
100,000	5.37%, 11/27/06	99,977
150,000	5.41%, 09/20/06	150,000
285,500	5.42%, 08/31/07	285,500
	Deutsche Bank Securities, Inc.,
468,765	4.80%, 10/26/06	468,765
48,300	4.97%, 02/07/07	48,300
305,000	Dexia Credit Local (France), FRN, 5.43%, 10/03/06	304,995
185,590	ForeningsSparbanken AB, 5.42%, 08/31/07	185,590
100,000	DZ Bank AG, 5.37%, 11/01/06	100,014
	HBOS Treasury Services plc (United Kingdom),
426,900	4.30%, 09/28/06	426,900
290,000	5.21%, 09/05/06	290,000
700,000	5.24%, 09/05/06	700,000
600,000	5.35%, 11/21/06	600,000
165,000	5.45%, 11/07/06	165,000
	HSBC Securities (USA), Inc.,
192,000	5.25%, 11/16/06	191,995
80,000	5.36%, 12/13/06	80,000
340,000	Landesbank Baden-Wuerttemberg (Germany), 5.55%, 01/17/07	340,006
120,000	Landesbank Hessen (Germany), FRN, 5.44%, 11/06/06	119,994
80,000	Lehman Brothers, Inc., 5.57%, 01/09/07	80,000
	Nordea Bank of Finland plc (Finland),
500,000	5.37%, 12/13/06	500,000
25,000	5.58%, 06/20/07	25,000
	Mizuho Corporate Bank,
500,000	5.37%, 11/24/06	500,000
280,000	5.37%, 12/01/06	280,000
100,000	Mizuho Financial Group, Inc., 5.37%, 11/27/06	100,000
	Norinchukin Bank Ltd.,
475,000	5.29%, 09/22/06	475,000
215,000	5.30%, 09/25/06	215,000
150,000	5.37%, 11/22/06	150,000
475,000	5.37%, 11/27/06	475,000
400,000	Royal Bank of Canada, FRN, 5.46%, 12/22/06	399,976
	Royal Bank of Scotland plc (United Kingdom),
594,400	4.31%, 09/29/06	594,400
178,000	5.27%, 09/20/06	178,001
300,000	San Paolo IMI S.p.A., 5.26%, 11/22/06	299,998
75,000	Skandinaviska Enskilda Banken AB, 5.38%, 02/20/07	75,017
	Societe Generale,
507,500	4.81%, 10/30/06	507,500
757,000	5.50%, 02/07/07	757,000
450,000	5.62%, 09/06/06	449,915
104,000	FRN, 5.37%, 09/20/06	103,971

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

220,000	Certificates of Deposit — Continued Svenska Handelsbanken AB, FRN, 5.45%, 01/05/07	219,972
379,350	Toronto Dominion Bank, 4.75%, 10/27/06	379,350
	UBS AG,
875,000	5.28%, 09/20/06	875,000
196,900	5.40%, 09/18/06	196,900
	UniCredito Italiano S.p.A.,
200,000	5.25%, 11/20/06	200,000
145,000	5.26%, 11/22/06	145,005
198,000	5.28%, 09/14/06	198,000
1,464,900	Washington Mutual Bank, 5.33%, 09/12/06	1,464,900
	Wells Fargo Bank N.A.,
80,000	5.28%, 09/18/06	80,000
500,000	5.29%, 09/19/06	499,997
785,000	FRN, 5.37%, 03/09/07	785,000
	Total Certificates of Deposit (Cost $24,963,723)	24,963,723
	Commercial Paper — 26.8% (n)
119,579	AB Spintab, 5.48%, 09/27/06	119,113
254,000	Aegis Finance, 5.29%, 09/21/06	253,256
	Alliance & Leicester plc,
50,000	5.30%, 09/15/06	49,898
80,000	5.35%, 12/11/06	78,831
100,000	5.41%, 11/06/06	99,023
100,000	5.43%, 11/01/06	99,092
	Amstel Funding Corp.,
125,000	5.37%, 11/15/06	123,621
297,000	5.39%, 09/15/06	296,386
79,000	5.45%, 10/06/06	78,587
149,500	5.46%, 10/24/06	148,315
210,000	5.46%, 10/30/06	208,145
175,000	5.47%, 10/05/06	174,109
65,000	5.50%, 09/29/06	64,726
50,000	Amsterdam Funding Corp., 5.46%, 10/02/06	49,768
200,000	ANZ National International Ltd., 5.49%, 12/18/06 (m)	196,796
	Aquinas Funding LLC,
59,444	5.46%, 10/25/06	58,963
56,873	5.55%, 01/22/07	55,653
	ASAP Funding Ltd.,
105,000	5.42%, 10/02/06	104,514
83,500	5.43%, 10/10/06	83,014
25,000	5.43%, 10/31/06	24,777
62,000	5.44%, 10/13/06	61,611
44,220	ASPEN Funding Corp., 5.41%, 09/18/06	44,108
	Atlantic Asset Corp.,
70,841	5.40%, 09/12/06	70,725
49,445	5.40%, 09/15/06	49,342
	Atlantis One Funding Corp.,
86,000	5.28%, 09/11/06	85,874
170,704	5.28%, 09/22/06	170,180
175,485	5.40%, 09/18/06	175,042
50,000	5.43%, 11/01/06	49,546
270,000	Bank of America Corp., 5.44%, 10/05/06	268,632
100,000	Bank of Ireland (Ireland), 5.43%, 10/27/06	99,166
232,800	Bank of Nova Scotia, 5.41%, 09/20/06	232,141
230,000	Banque et Caisse d’Epargne de l’Etat, 5.38%, 02/26/07	224,047
113,000	Barclays U.S. Funding LLC, 5.46%, 10/11/06	112,324
84,000	BASF AG, 5.38%, 09/11/06	83,876
160,000	Bear Stearns & Co., 5.38%, 03/16/07	160,000
183,000	Blue Spice LLC, 5.47%, 10/11/06	181,904
89,000	BNP Paribas, 5.40%, 02/28/07	86,658
	Caisse Nationale des Caisses d’Epargne et de Prevoyance,
150,000	5.40%, 02/26/07 (e)	146,099
200,000	5.41%, 03/06/07 (e)	194,565
	Cancara Asset Securitization LLC,
43,804	5.28%, 09/21/06	43,676
76,016	5.28%, 09/22/06	75,783
136,831	5.34%, 09/05/06	136,750
	CBA Delaware Finance, Inc.,
172,725	5.41%, 09/19/06	172,262
258,000	5.44%, 10/06/06	256,653
	CC USA, Inc.,
50,000	5.48%, 09/28/06	49,797
100,000	5.48%, 09/29/06	99,580
236,956	CDC Commercial Paper Corp., 5.29%, 09/12/06	236,575
35,000	CGD North American Finance LLC, 5.37%, 11/01/06 (e)	34,686
	Charta Corp.,
121,000	5.28%, 09/21/06	120,646
93,700	5.35%, 10/30/06	92,888
170,000	5.43%, 11/10/06	168,232
100,000	Ciesco LLC, 5.44%, 10/06/06	99,479
	Citibank Credit Card Insurance Trust,
415,000	5.39%, 09/12/06	414,325
335,000	5.39%, 09/13/06	334,406
174,000	Citibank N.A., 5.30%, 09/11/06	173,747
144,500	Clipper Receivables Corp., 5.45%, 10/20/06	143,442

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Commercial Paper — Continued
	Concord Minutemen Capital Co. LLC,
70,000	5.37%, 01/26/07	69,994
179,846	5.39%, 03/02/07	175,072
225,000	5.42%, 09/12/06	224,631
250,000	Cooperative Centrale, 5.28%, 09/22/06	249,234
	Corporate Asset Funding Co., Inc.,
111,864	5.40%, 09/19/06	111,565
140,000	5.43%, 11/10/06	138,543
	CRC Funding LLC,
100,000	5.45%, 10/06/06	99,478
85,000	5.47%, 10/12/06	84,478
	Credit Suisse First Boston LLC,
491,250	5.28%, 09/11/06	490,532
244,200	5.40%, 09/18/06	243,583
	Crown Point Capital Co. LLC,
113,753	5.29%, 09/12/06	113,571
140,000	5.31%, 09/08/06 (e)	139,999
	Curzon Funding Ltd.,
100,000	5.35%, 11/29/06	98,695
99,000	5.43%, 10/27/06	98,175
	Dakota Notes (Citibank Credit Card Issuance Trust),
43,500	5.29%, 09/12/06	43,430
200,000	5.35%, 11/16/06	197,771
130,000	5.40%, 09/06/06	129,903
250,984	Deutsche Bank Financial LLC, 5.28%, 09/18/06	250,361
	Dorada Finance, Inc.,
26,500	5.47%, 09/15/06	26,444
146,995	5.48%, 09/28/06	146,400
	DZ Bank AG,
50,000	5.28%, 09/22/06	49,847
104,000	5.36%, 11/24/06	102,716
76,500	5.42%, 09/20/06	76,283
	Edison Asset Securities LLC,
81,000	5.36%, 12/11/06 (e)	79,814
87,594	5.42%, 09/22/06 (e)	87,320
	Emerald Notes Program,
265,225	5.29%, 09/26/06	264,254
196,137	5.36%, 09/13/06 (e)	195,788
118,000	5.37%, 11/02/06	116,921
100,000	Eureka Securitization, Inc., 5.45%, 10/06/06	99,478
121,000	FCAR Owner Trust, 5.29%, 09/25/06	120,576
47,000	Galaxy Funding, Inc., 5.28%, 09/12/06	46,925
100,000	Galleon Capital LLC, 5.35%, 09/08/06	99,897
75,000	Gemini Securities Corp., 5.43%, 10/31/06	74,330
	General Electric Capital Corp.,
50,000	5.28%, 09/01/06	50,000
369,300	5.36%, 11/07/06	365,664
240,000	5.36%, 11/07/06	237,637
400,000	5.36%, 12/11/06	394,142
51,568	George Street Finance LLC, 5.30%, 09/21/06 (e)	51,417
	Grampian Funding LLC,
562,750	5.00%, 09/12/06 (e)	561,911
68,000	5.26%, 11/17/06 (e)	67,255
713,100	5.28%, 11/20/06 (e)	704,955
365,315	5.32%, 11/29/06 (e)	360,632
300,000	5.37%, 11/13/06 (e)	296,782
140,000	5.37%, 12/08/06 (e)	138,007
450,000	5.42%, 09/26/06 (e)	448,331
89,000	HBOS Treasury Services plc, 5.47%, 09/28/06	88,640
	Irish Life & Permanent plc,
100,000	5.37%, 12/12/06	98,518
100,000	5.47%, 10/13/06 (e)	99,370
173,000	K2 (USA) LLC, 5.48%, 09/27/06	172,325
	KBC Financial Products International, Ltd.,
100,000	5.30%, 09/18/06	99,751
87,234	5.35%, 12/05/06 (e)	86,035
	Lake Constance Funding LLC,
68,000	5.29%, 09/15/06	67,862
53,000	5.30%, 09/12/06	52,915
100,000	5.48%, 10/06/06	99,475
99,356	Leafs LLC, 5.40%, 02/20/07	99,356
29,000	Liberty Street Funding Corp., 5.34%, 09/05/06	28,983
128,072	Mane Funding Corp., 5.36%, 11/09/06	126,773
214,852	MBNA Master Credit Card Trust, 5.34%, 09/12/06 (e)	214,506
50,000	Morgan Stanley & Co., Inc., 5.45%, 01/05/07	50,000
101,640	Nationwide Building Society, 5.29%, 09/14/06	101,448
100,000	Newport Funding Corp., 5.43%, 10/31/06	99,107
100,000	Nordea Bank N.A., Inc., 5.43%, 10/31/06	99,107
	Northern Rock plc,
100,000	5.46%, 11/06/06	99,014
97,892	5.47%, 10/26/06	97,086
	Park Granada LLC,
157,869	5.29%, 09/01/06	157,869
175,159	5.29%, 09/13/06 (e)	174,851
255,000	5.29%, 09/14/06 (e)	254,515
50,688	5.46%, 10/04/06	50,438

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Commercial Paper — Continued
	Picaros Funding LLC,
147,138	5.22%, 11/07/06	145,747
50,000	5.35%, 09/08/06 (e)	49,948
125,187	Rabobank USA Finance Corp., 5.27%, 09/01/06	125,187
	Raiffeisen Zentralbank Oesterreich AG,
32,000	5.30%, 09/20/06	31,911
70,000	5.35%, 09/18/06	69,824
46,000	5.35%, 11/27/06 (e)	45,413
150,000	5.36%, 11/28/06	148,062
40,000	Saint Germain Holding, 5.33%, 09/06/06	39,970
500,000	Santander Central Hispano, 5.35%, 12/12/06	492,619
300,000	Santander Central Hispano Financial Services Ltd., 5.36%, 11/09/06	296,961
75,000	Santander Hipano Finance Delaware, Inc., 4.75%, 10/23/06	74,503
	Scaldis Capital LLC,
41,022	5.26%, 11/13/06	40,596
210,000	5.28%, 09/25/06 (e)	209,264
339,653	5.31%, 09/20/06 (e)	338,706
17,806	5.32%, 11/28/06 (e)	17,580
38,606	5.44%, 10/05/06	38,410
100,000	Sedna Finance, Inc., 5.35%, 12/08/06	98,582
	Sheffield Receivables Co.,
99,475	5.28%, 09/13/06	99,300
100,090	5.28%, 09/22/06	99,783
45,000	Sigma Finance, Inc., 5.39%, 02/28/07 (e)	43,819
56,000	Silver Tower, 5.40%, 09/14/06	55,892
110,000	Spintab AB, 5.48%, 09/28/06	109,554
	St. George Bank Ltd. (Australia),
69,000	5.41%, 09/20/06	68,805
123,300	5.45%, 10/06/06	122,655
190,000	Svenska Handelsbanken, 5.46%, 10/10/06	188,893
57,000	Swedish National Housing Finance, 5.33%, 09/15/06	56,883
	Thames Asset Global Securitization, Inc.,
82,870	5.29%, 09/07/06 (e)	82,797
250,684	5.29%, 09/15/06 (e)	250,171
180,000	5.29%, 09/20/06 (e)	179,499
133,003	Tulip Funding Corp., 5.31%, 09/29/06	132,457
25,749	UBS Americas, Inc., 5.27%, 09/01/06	25,749
72,453	UBS Finance Delaware LLC, 5.40%, 09/12/06	72,334
	Variable Funding Capital,
94,500	5.29%, 09/26/06	94,155
275,000	5.42%, 09/18/06	274,302
113,000	Westpac Banking Corp. (New Zealand), 5.45%, 10/05/06	112,426
81,181	Windmill Funding Corp., 5.26%, 09/07/06	81,111
	Total Commercial Paper (Cost $22,669,907)	22,669,907
	Repurchase Agreements — 7.7%
345,000	Bank of America N.A., 5.29% dated 08/31/06, due 09/01/06, repurchase price $345,051, collateralized by U.S. Government Agency Securities with a value of $351,900	345,000
300,000	Bank of America N.A., 5.36% dated 08/31/06, due 09/01/06, repurchase price $300,045, collateralized by Corporate Bonds and Notes with a value of $309,000	300,000
200,000	Bear Stearns & Cos., Inc., 5.37% dated 08/31/06, due 09/01/06, repurchase price $200,030, collateralized by Collateralized Mortgage Obligations with a value of $206,002	200,000
2,550,000	Citigroup, Inc., 5.36%, dated 08/31/06, due 09/01/06, repurchase price $2,550,380, collateralized by Asset Backed Securities, Collateralized Mortgage Obligations and Commercial Paper with a value of $2,626,500	2,550,000
73,049	Deutsche Bank Securities, Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $73,060, collateralized by U.S. Government Agency Securities with a value of $74,513	73,049
450,000	Deutsche Bank Securities, Inc., 5.37%, dated 08/31/06, due 09/01/06, repurchase price $450,067, collateralized by Collateralized Mortgage Obligations with a value of $463,500	450,000
302,916	Goldman Sachs & Co., 5.29%, 08/31/06, due 09/01/06, repurchase price $302,961, collateralized by U.S. Government Agency Securities with a value of $311,740	302,916
200,000	Goldman Sachs & Co., 5.36%, 08/31/06, due 09/01/06, repurchase price $200,030, collateralized by Corporate Bonds and Notes with a value of $206,000	200,000
1,100,000	Goldman Sachs & Co., 5.38%, 08/31/06, due 09/01/06, repurchase price $1,100,164, collateralized by Corporate Bonds and Notes with a value of $1,149,136	1,100,000
200,000	Goldman Sachs & Co., 5.41%, 08/31/06, due 09/01/06, repurchase price $200,030, collateralized by Collateralized Mortgage Obligations with a value of $206,000	200,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — Continued
625,000	Merrill Lynch & Co., Inc., 5.35%, dated 08/31/06, due 09/01/06, repurchase price $625,093, collateralized by Corporate Bonds and Notes with a value of $643,757	625,000
100,000	Merrill Lynch & Co., Inc., 5.37%, dated 08/31/06, due 09/01/06, repurchase price $100,015, collateralized by Corporate Bonds and Notes with a value of $103,004	100,000
73,048	Morgan Stanley & Co., Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $73,059, collateralized by U.S. Government Agency Securities with a value of $74,693	73,048
	Total Repurchase Agreements (Cost $6,519,013)	6,519,013
	Time Deposits — 11.3%
1,000,000	Abbey National plc, 5.29%, 09/01/06	1,000,000
780,000	Calyon N.A. Co., 5.29%, 09/01/06	780,000
773,835	Fortis Bank S.A., 5.29%, 09/01/06	773,835
2,755,000	ING Bank N.V., 5.30%, 09/01/06	2,755,000
476,000	Lehman Brothers, Inc., 5.46%, 03/01/07 (i)	476,000
125,000	Morgan Stanley, 5.39%, 01/16/07 (i)	125,000
1,827	National Australia Bank, 5.28%, 09/01/06	1,827
900,000	National City Bank, 5.30%, 09/01/06	900,000
400,000	Regions Bank, 5.31%, 09/01/06	400,000
618,055	Societe Generale, 5.30%, 09/01/06	618,055
500,000	US Bank N.A., 5.31%, 09/01/06	500,000
1,181,879	Wachovia Bank N.A., 5.30%, 09/01/06	1,181,879
	Total Time Deposits (Cost $9,511,596)	9,511,596
	Total Investments — 100.6% (Cost $84,984,121)*	84,984,121
	Liabilities in Excess of Other Assets — (0.6)%	(529,041)
	NET ASSETS — 100.0%	$84,455,080

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 3.1%
	Steers Delaware Business Trust,
80,000	Series 2006-1, FRN, 5.41%, 09/27/06 (e) (i)	80,000
50,000	Series 2006-1, FRN, 5.48%, 10/05/06 (e) (i)	50,000
	Wachovia Asset Securitization, Inc.,
8,995	Series 2005-HM1A, Class AMM, FRN, 5.39%, 06/25/35 (e) (i)	8,995
71,976	Series HM1AA, Class A FRN, 5.32%, 09/25/06 (e)	71,976
	Wind Master Trust Notes,
44,986	Series 2005-J1A, Class A2, FRN, 5.31%, 09/25/06 (e) (i)	44,986
25,000	Series 2005-J1A, Class A2, FRN, 5.40%, 09/25/06 (e) (i)	25,000
	Total Asset-Backed Securities (Cost $280,957)	280,957
Certificates of Deposit — 26.3%
	American Express Bank,
35,000	5.57%, 01/11/07	35,000
25,000	5.57%, 01/17/07	25,000
	Barclays Bank plc (United Kingdom),
200,000	4.73%, 11/06/06	200,000
60,000	4.79%, 12/05/06	60,000
58,880	5.53%, 06/18/07	58,880
	BNP Paribas (France),
55,000	4.77%, 01/24/07	55,000
10,400	5.24%, 09/08/06	10,400
	Calyon N.A. Co.,
15,000	5.00%, 02/12/07	14,966
67,000	5.25%, 04/05/07	67,000
50,000	5.30%, 10/03/06	50,000
25,000	Charter One Bank N.A., 5.40%, 09/18/06	25,000
100,000	Citizens Bank, 5.50%, 10/31/06	100,000
	Credit Agricole S.A.,
20,000	4.94%, 02/07/07	20,000
62,000	5.09%, 03/01/07	62,000
45,000	5.56%, 10/23/06 (e)	45,000
	Credit Industriel et Commercial,
130,000	5.37%, 11/13/06	130,001
35,000	5.51%, 10/23/06	35,000
75,000	5.57%, 01/19/07	75,000
25,000	Credit Suisse First Boston LLC, 5.68%, 11/07/06	24,957
46,000	Deutsche Bank AG, 5.42%, 08/31/07	46,000
	Deutsche Bank Securities, Inc.,
50,000	4.80%, 10/26/06	50,000
40,000	4.97%, 02/07/07	40,000
20,000	DZ Bank AG, 5.36%, 11/21/06	20,000
	Certificates of Deposit — Continued
	HBOS Treasury Services plc (United Kingdom),
50,000	5.21%, 09/05/06	50,000
112,000	5.24%, 09/05/06	112,000
50,000	Landesbank Baden-Wuerttemberg (Germany), 5.55%, 01/17/07	50,001
45,000	Mizuho Corporate Bank, 5.37%, 12/01/06	45,000
25,000	Mizuho Financial Group, Inc., 5.37%, 11/27/06	25,000
	Norinchukin Bank Ltd.,
65,000	5.37%, 11/22/06	65,000
50,000	5.37%, 11/27/06	50,000
20,000	Royal Bank of Scotland plc (United Kingdom), 4.31%, 09/29/06	20,000
	Societe Generale,
70,000	4.81%, 10/30/06	70,000
50,000	5.50%, 02/07/07	50,000
50,000	5.62%, 09/06/06	49,991
200,000	Swedbank, Inc., 4.31%, 09/28/06	200,000
50,000	Toronto Dominion Bank, 4.75%, 10/27/06	50,000
	UniCredito Italiano S.p.A.,
110,000	5.25%, 11/20/06	110,000
100,000	5.28%, 09/14/06	100,000
120,000	5.28%, 11/27/06	120,000
	Total Certificates of Deposit (Cost $2,416,196)	2,416,196
Collateralized Mortgage Obligations — 1.1%
97,832	Paragon Mortgages plc, 5.32%, 09/15/06 (e) (Cost $97,832)	97,832
Commercial Paper — 21.3% (n)
15,000	Ajax Bambino Funding, Inc. (Cayman Islands), 5.42%, 09/07/06 (i)	14,987
44,200	Amstel Funding Corp., 5.47%, 10/05/06	43,975
100,000	Bank of Ireland (Ireland), 5.35%, 12/11/06	98,538
15,000	BASF AG, 5.38%, 09/11/06	14,978
65,000	Bavaria TRR Corp., 5.30%, 09/25/06	64,771
45,000	BNP US Funding LLC, 5.40%, 02/28/07	43,816
90,000	Caisse Nationale des Caisses d’Epargne et de Prevoyance, 5.40%, 03/01/07	87,620
100,000	Cancara Asset Securitization LLC, 5.36%, 11/13/06	98,927
	Cedar Springs Capital Corp.,
15,000	5.25%, 09/05/06	14,991
92,000	5.34%, 09/12/06	91,852
30,687	5.40%, 09/18/06	30,610
30,000	Charta Corp., 5.48%, 09/15/06	29,937

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
50,000	Citibank N.A., 5.30%, 09/11/06	49,927
35,650	CRC Funding LLC, 5.40%, 09/15/06	35,576
	Crown Point Capital Co. LLC,
35,000	5.31%, 09/08/06 (e)	35,000
40,000	5.44%, 09/05/06 (e)	39,998
13,858	5.44%, 10/05/06	13,787
20,000	Curzon Funding Ltd., 5.35%, 12/08/06	19,716
31,000	Davis Square Funding, 5.48%, 11/02/06	30,711
10,200	Edison Asset Securities LLC, 5.50%, 01/31/07	9,970
10,000	Emerald Notes Program, 5.37%, 11/14/06	9,891
40,000	General Electric Capital Corp., 5.36%, 11/07/06	39,606
48,000	George Street Finance LLC, 5.30%, 09/21/06 (e)	47,859
30,255	Gotham Funding Corp., 5.31%, 09/21/06	30,166
	Grampian Funding LLC,
50,000	5.00%, 09/12/06 (e)	49,925
56,000	5.32%, 11/29/06 (e)	55,282
105,000	5.37%, 12/08/06 (e)	103,505
30,000	Kitty Hawk Funding Corp., 5.28%, 09/11/06	29,956
28,000	Lake Constance Funding LLC, 5.22%, 09/05/06	27,984
49,794	Leafs LLC, 5.40%, 09/20/06 (e)	49,794
	Lexington Parker Capital Corp.,
50,000	5.41%, 09/11/06 (e)	49,999
125,000	5.55%, 10/12/06 (e)	124,991
75,000	Mont Blanc Capital Corp., 5.48%, 10/10/06	74,561
30,000	Newport Funding Corp., 5.41%, 09/18/06	29,924
50,000	PB Finance Delaware Inc., 5.30%, 09/20/06	49,861
	Picaros Funding LLC,
25,000	5.22%, 11/07/06	24,764
50,000	5.35%, 09/08/06 (e)	49,948
	Scaldis Capital LLC,
5,000	5.32%, 11/28/06 (e)	4,937
25,000	5.42%, 09/20/06 (e)	24,929
50,000	Silver Tower U.S. Funding LLC, 5.35%, 11/16/06	49,443
32,734	Three Pillars Funding, 5.34%, 09/05/06	32,715
50,000	Transamerica Asset Funding Corp., 5.63%, 10/02/06 (i)	50,000
	Variable Funding Capital,
57,000	5.35%, 09/07/06	56,949
25,000	5.42%, 09/18/06	24,937
	Total Commercial Paper (Cost $1,961,613)	1,961,613
Corporate Notes — 36.5%
30,000	Allstate Life Global Funding Trusts, FRN, 5.45%, 05/04/11	30,000
50,000	ANZ National (International) Ltd., FRN, 5.46%, 12/07/10 (e) (m)	50,000
50,000	Australia & New Zealand Banking Group Ltd. (Australia), FRN 5.40%, 06/23/10 (e)	50,000
70,000	Bank of Ireland (Ireland), FRN, 5.31%, 09/19/06 (e)	70,000
254,000	Bayerische Landesbank Hessen (Germany), FRN, 5.45%, 12/24/15	254,000
100,000	Beta Finance, Inc., FRN, 5.32%, 10/23/06 (e)	99,991
30,000	BNP Paribas (France), FRN, 5.37%,10/26/10 (e)	30,000
225,000	Canadian Imperial Bank of Commerce (Canada), FRN, 5.52%, 08/15/07	225,000
15,000	CC USA, Inc., FRN, 5.41%, 09/04/07 (e)	14,999
50,000	Counts Trust, FRN, 5.40%, 12/11/06 (e) (i)	50,000
	General Electric Capital Corp.,
150,000	FRN, 5.52%, 12/07/09	150,000
6,000	FRN, 5.57%, 07/09/07	6,000
50,000	Goldman Sachs Group, Inc., FRN, 5.42%, 12/21/06 (i)	50,000
32,300	Hartford Life Global Funding Trusts, FRN, 5.33%, 09/15/06	32,300
150,000	HBOS Treasury Services plc (United Kingdom), FRN, 5.54%, 11/20/07 (e)	150,000
175,000	Series 2, FRN, 5.53%, 01/30/09 (e)	175,000
50,000	HSBC USA, Inc., FRN, 5.31%, 09/15/06	50,000
150,000	Islandsbanki HF (Iceland), 5.40%, 09/22/06 (e)	150,000
	K2 (USA) LLC,
80,000	FRN, 5.35%, 09/01/06 (e)	80,000
25,000	FRN, 5.36%, 10/20/06 (e)	25,000
50,000	FRN, 5.47%, 10/10/06 (e)	49,994
75,000	Kaupthing Bank (Iceland) FRN, 5.39%, 09/20/06 (e)	75,000
	Liberty Lighthouse Co. LLC,
50,000	FRN, 5.29%, 09/26/06 (e)	49,999
50,000	FRN, 5.36%, 03/01/07 (e)	49,995
85,000	FRN, 5.45%, 11/01/06 (e)	84,995
20,000	Links Finance LLC, FRN, 5.53%, 05/02/07 (e)	19,999
40,000	Merrill Lynch & Co., Inc., Series 1, FRN, 5.53%, 02/03/09	40,000
67,000	Money Market Trust, Series A-2, FRN, 5.48%, 09/08/06 (e) (i)	67,000
50,000	Morgan Stanley & Co., Inc., FRN, 5.53%, 01/16/07 (i)	50,000
350,000	Natexis Banques Populaires, FRN, 5.44%, 02/23/07	350,000

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Notes — Continued
80,000	Premium Asset Trust, Series 2003-5, FRN, 5.63%, 07/01/08 (e) (i)	80,000
	RACERS,
80,000	Series 2001-8-ZCM, FRN, 5.67%, 10/03/06 (e) (i)	80,000
15,000	Series 2004-1, Class MM, FRN, 5.70%, 02/08/07 (e) (i)	15,000
150,000	Royal Bank of Scotland plc, FRN, 5.39%, 04/21/10 (e)	150,000
75,000	Sigma Finance, Inc., FRN, 5.37%, 09/12/06 (e)	75,000
125,000	Sigma Finance, Inc., FRN, 5.40%, 07/12/07 (e)	124,989
15,000	Societe Generale, FRN, 5.44%, 11/02/10	15,000
50,000	Structured Asset Repackaged Trust, FRN, 5.49%, 10/15/08 (e) (i)	50,000
23,000	Tango Finance Corp., FRN, 5.28%, 09/25/06 (e)	23,000
21,000	Union Hamilton Special Funding LLC, 5.57%, 09/28/06 (e)	21,000
	Wells Fargo & Co.,
75,000	Series C, FRN,5.52%, 01/02/08	75,000
75,000	FRN, 5.45%, 07/03/11	75,000
	Total Corporate Notes (Cost $3,363,261)	3,363,261
	Funding Agreements — 1.6%
	Insurance — 1.6%
100,000	Metropolitan Life Insurance Co., 5.38%, 11/15/06 (e) (f) (i)	100,000
50,000	New York Life Insurance Co., 5.26%, 11/25/06 (e) (f) (i)	50,000
	Total Funding Agreements (Cost $150,000)	150,000
	Municipal Bonds & Notes — 1.7%
	Michigan — 0.3%
26,845	City of Battle Creek, Downtown Development, GO, VAR, AMBAC, 5.32%, 09/06/06	26,845
	New York — 1.4%
127,365	New York City Transitional Financial Authority, Future Tax Second, Series B, Rev., VAR, LIQ: Westdeutsche Landesbank, 5.38%, 09/06/06	127,365
	Total Municipal Bonds & Notes (Cost $154,210)	154,210
	Repurchase Agreement — 1.6%
150,000	Merrill Lynch & Co., Inc., 5.36%, dated 08/31/06, due 09/01/06, repurchase price $150,022, collateralized by Corporate Bonds and Notes with a value of $154,503 (Cost $150,000)	150,000
	Supranational — 0.5%
50,000	Corp. Andina de Fomento, FRN, 4.95%, 11/15/06 (Cost $50,000)	50,000
	Time Deposits — 6.2%
426,165	Fortis Bank S.A., 5.29%, 09/01/06	426,164
125,000	ING Bank N.V., 5.30%, 09/01/06	125,000
15,415	Societe Generale, 5.30%, 09/01/06	15,415
	Total Time Deposits (Cost $566,579)	566,579
	Total Investments — 99.9% (Cost $9,190,648)*	9,190,648
	Other Assets in Excess of Liabilities — 0.1%	13,529
	NET ASSETS — 100.0%	$9,204,177

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   19

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 59.8%
	Federal Farm Credit Bank — 2.2%
100,000	FRN, 5.26%, 11/09/06	99,973
150,000	FRN, 5.27%, 10/01/06	149,949
100,000	FRN, 5.28%, 11/22/06	99,991
50,000	FRN, 5.30%, 10/25/06	49,999
		399,912
	Federal Home Loan Bank System — 13.5%
250,000	3.13%, 09/06/06	249,904
85,000	3.63%, 06/20/07	83,857
70,970	4.63%, 01/30/07	70,921
50,000	4.75%, 02/02/07	49,988
450,000	5.13%, 09/08/06	449,865
125,000	5.30%,02/28/07	121,773
450,000	FRN, 5.31%, 09/22/06	449,934
550,000	FRN, 5.31%, 11/10/06	549,801
419,000	FRN, 5.38%, 09/29/06	418,914
		2,444,957
	Federal Home Loan Mortgage Corp. — 29.9%
164,772	2.43%, 03/23/07	162,143
178,000	2.88%, 12/15/06	177,033
21,000	3.00%, 11/09/06	20,899
164,147	5.16%,02/27/07	159,936
350,000	5.25%,12/05/06	345,271
155,000	DN, 4.43%,09/29/06 (n)	154,488
100,000	DN, 4.92%,09/12/06 (n)	99,853
87,000	DN, 4.93%,09/19/06 (n)	86,791
50,000	DN, 5.11%,12/28/06 (n)	49,191
150,168	DN, 5.11%,12/29/06 (n) (c)	147,718
96,000	DN, 5.24%,05/01/07 (n)	92,786
847,000	FRN, 5.18%, 09/27/06	846,578
685,000	FRN, 5.25%, 09/17/06	684,686
400,000	FRN, 5.27%, 09/19/06	399,907
1,095,000	FRN, 5.30%, 09/22/06	1,094,690
300,000	FRN, 5.35%, 09/27/06	299,943
600,000	FRN, 5.35%, 10/06/06	599,829
		5,421,742
	Federal National Mortgage Association — 14.2%
335,519	0.00%, 12/01/06	331,108
40,945	2.63%, 11/15/06	40,700
155,500	2.75%, 02/06/07	154,217
28,310	3.00%, 11/22/06	28,149
43,896	5.06%, 06/29/07	42,028
142,001	5.08%, 05/31/07	136,518
149,921	5.16%, 02/21/07	146,199
200,000	5.16%, 12/06/06	197,269
U.S. Government Agency Securities — Continued
412,000	5.33%, 09/28/06	411,691
100,000	DN, 4.96%, 02/23/07 (n)	97,701
100,000	DN, 4.97%, 09/27/06 (n)	99,650
594,000	FRN, 5.29%, 09/07/06	593,992
300,000	FRN, 5.31%, 09/22/06	299,946
		2,579,168
	Total U.S. Government Agency Securities (Cost $10,845,779)	10,845,779
	Repurchase Agreements — 41.9%
200,000	Bank of America, N.A., 5.28%, dated 08/31/06, due 9/01/06, repurchase price $200,029, collateralized by U.S. Government Agency Securities with a value of $204,000	200,000
817,773	Bank of America, N.A., 5.29%, dated 08/31/06, due 9/01/06, repurchase price $817,893, collateralized by U.S. Government Agency Securities with a value of $834,128	817,773
2,500,000	Barclays Capital, Inc., 5.29%, dated 08/31/06, due 9/01/06, repurchase price $2,500,367, collateralized by U.S. Government Agency Securities with a value of $2,550,000 (m)	2,500,000
500,000	Credit Suisse First Boston USA, Inc., 5.29%, dated 08/31/06 due 09/01/06, repurchase price $500,073, collateralized by U.S. Government Agency Securities with a value of $510,002	500,000
2,000,000	Deutsche Bank Securities, Inc., 5.29%, dated 8/31/06, due 09/01/06, repurchase price $2,000,294, collateralized by U.S. Government Agency Securities with a value of $2,040,000	2,000,000
500,000	Deutsche Bank Securities, Inc., 5.27%, dated 8/31/06, due 09/20/06, repurchase price $501,464, collateralized by U.S. Government Agency Securities with a value of $510,000 (i)	500,000
74,311	Goldman Sachs & Co., 5.27%, dated 08/31/06, due 09/01/06, repurchase price $74,322, collateralized by U.S. Government Agency Securities with a value of $75,801	74,311
500,000	Goldman Sachs & Co., 5.29%, dated 08/31/06, due 09/01/06, repurchase price $500,073, collateralized by U.S. Government Agency Securities with a value of $510,000	500,000
500,000	UBS AG, 5.26%, dated 08/31/06, due 09/20/06, repurchase price $501,461, collateralized by U.S. Government Agency Securities with a value of $510,002 (i)	500,000
	Total Repurchase Agreements (Cost $7,592,084)	7,592,084

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities Loaned — 0.5%
	Repurchase Agreements — 0.5%
19,455	Bank of America Securities LLC, 5.32%, dated 8/31/06, due 9/01/06, repurchase price $19,458, collateralized by U.S. Government Agency Securities	19,455
18,500	Bear Stearns, 5.31%, dated 08/31/06, due 9/01/06, repurchase price $18,503, collateralized by U.S. Government Agency Securities	18,500
18,500	Lehman Brothers Inc., 5.32%, dated 08/31/06, due 09/01/06, repurchase price $18,503, collateralized by U.S. Government Agency Securities	18,500
18,500	Morgan Stanley, 5.33%, dated 08/31/06, due 9/01/06, repurchase price $18,503, collateralized by U.S. Government Agency Securities	18,500
18,500	UBS Securities LLC, 5.32%, dated 08/31/06, due 9/01/06, repurchase price $18,503, collateralized by U.S. Government Agency Securities	18,500
	Total Investments of Cash Collateral for Securities Loaned (Cost $93,455)	93,455
	Total Investments — 102.2% (Cost $18,531,318)*	18,531,318
	Liabilities in Excess of Other Assets — (2.2)%	(403,630)
	NET ASSETS — 100.0%	$18,127,688

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   21

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 0.1%
	U.S. Treasury Bills — 0.1% (n)
1,316	5.17%, 01/18/07	1,290
5,396	5.22%, 12/28/06	5,306
	Total U.S. Government Securities (Cost $6,596)	6,596
	Repurchase Agreements — 100.2%
1,000,000	Bank of America Corp., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $1,000,146, collateralized by U.S. Government Agency Securities with a value of $1,020,000	1,000,000
2,000,000	Barclays Capital, Inc., 5.25%, dated 08/31/06, due 09/01/06, repurchase price $2,000,292, collateralized by U.S. Treasury Securities with a value of $2,040,001	2,000,000
300,000	Credit Suisse First Boston LLC, 5.18%, dated 08/31/06, due 09/01/06, repurchase price $300,043, collateralized by U.S. Treasury Securities with a value of $306,003.	300,000
1,000,000	Credit Suisse First Boston LLC, 5.24%, dated 08/31/06, due 09/01/06, repurchase price $1,000,146, collateralized by U.S. Treasury securities with a value of $1,020,008.	1,000,000
1,000,000	Deutsche Bank Securities, Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $1,000,146, collateralized by U.S. Treasury Securities with a value of $1,020,001	1,000,000
113,005	Goldman Sachs & Co., 5.17%, dated 08/31/06, due 09/01/06, repurchase price $113,021, collateralized by U.S. Treasury Securities with a value of $115,266.	113,005
2,000,000	HSBC Securities (USA), Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $2,000,291, collateralized by U.S. Treasury Securities with a value of $2,040,005.	2,000,000
1,000,000	Merrill Lynch & Co., Inc., 5.24, dated 08/31/06, due 09/01/06, repurchase price $1,000,146, collateralized by U.S. Treasury Securities with a value of $1,020,000	1,000,000
2,000,000	Morgan Stanley & Co., Inc., 5.24%, dated 08/31/06, due 09/01/06, repurchase price $2,000,291, collateralized by U.S. Treasury Securities with a value of $2,040,000.	2,000,000
	Total Repurchase Agreements (Cost $10,413,005)	10,413,005
	Total Investments — 100.3% (Cost $10,419,601)*	10,419,601
	Liabilities in Excess of Other Assets — (0.3)%	(34,990)
	NET ASSETS — 100.0%	$10,384,611

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 102.1
	Federal Farm Credit Bank — 33.2%
14,271	DN, 5.03%, 11/07/06 (n)	14,141
9,870	DN, 5.04%, 11/15/06 (n)	9,770
9,509	DN, 5.09%, 10/26/06 (n)	9,435
2,000	DN, 5.12%, 09/19/06 (n)	1,995
50,000	DN, 5.23%, 01/25/07 (m) (n)	48,964
100,000	FRN, 5.22%, 10/16/06	100,000
250,000	FRN, 5.22%, 11/13/06	249,895
50,000	FRN, 5.23%, 09/18/06	49,983
100,000	FRN, 5.23%, 11/23/06	99,986
100,000	FRN, 5.24%, 11/20/06	99,960
99,650	FRN, 5.24%, 12/01/06	99,635
12,000	FRN, 5.25%, 09/24/06	12,006
100,000	FRN, 5.25%, 10/01/06	99,983
100,000	FRN, 5.25%, 10/05/06	99,989
35,000	FRN, 5.25%, 11/12/06	34,999
30,000	FRN, 5.26%, 09/27/06	30,009
100,000	FRN, 5.26%, 09/29/06	99,998
85,000	FRN, 5.26%, 10/02/06	84,971
50,000	FRN, 5.26%, 11/09/06	49,986
50,000	FRN, 5.26%, 11/20/06	49,991
10,000	FRN, 5.27%, 09/15/06	10,003
100,000	FRN, 5.28%, 10/25/06	99,994
		1,455,693
	Federal Home Loan Bank — 68.9%
103,260	DN, 5.08%, 09/01/06 (n)	103,260
215,000	DN, 5.12%, 09/06/06 (n)	214,846
242,451	DN, 5.14%, 09/13/06 (n)	242,037
200,000	DN, 5.14%, 09/15/06 (n)	199,602
486,486	DN, 5.15%, 09/20/06 (n)	485,168
160,308	DN, 5.18%, 11/17/06 (n)	158,561
100,000	DN, 5.22%, 11/29/06 (n)	98,725
47,000	DN, 5.25%, 12/08/06 (n)	46,346
59,330	DN, 5.28%, 02/28/07 (n)	57,803
50,000	DN, 5.29%, 11/03/06 (n)	49,543
225,000	DN, 5.32%, 10/25/06 (n)	223,229
243,432	DN, 5.36%, 09/29/06 (n)	242,429
12,720	FRN, 2.63%, 10/16/06	12,676
23,500	FRN, 2.75%, 07/27/07	22,971
40,000	FRN, 3.38%, 02/23/07	39,616
102,235	FRN, 3.50%, 05/15/07	100,884
21,430	FRN, 3.63%, 06/20/07	21,142
4,115	FRN, 3.88%, 12/20/06	4,098
20,150	FRN, 3.88%, 06/08/07	19,928
87,000	FRN, 4.13%, 09/28/06	86,993
4,265	FRN, 4.13%, 11/15/06	4,256
115,675	FRN, 4.25%, 04/16/07	114,831
25,000	FRN, 5.13%, 09/08/06	24,993
50,000	FRN, 5.13%, 05/15/07	49,925
75,000	FRN, 5.24%, 11/02/06	74,995
22,470	FRN, 5.25%, 06/08/07	22,439
57,000	FRN, 5.31%, 09/22/06	56,995
20,000	FRN, 5.31%, 11/10/06	19,993
50,000	FRN, 5.38%, 09/29/06	49,990
75,000	FRN, 5.34%, 10/04/06	74,984
91,500	FRN, 5.35%, 10/10/06	91,446
		3,014,704
	Total Investments — 102.1% (Cost $4,470,397)*	4,470,397
	Liabilities in Excess of Other Assets — (2.1)%	(92,057)
	NET ASSETS — 100.0%	$4,378,340

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   23

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Securities — 100.2%
	U.S. Treasury Bills — 100.2% (n)
962,552	4.83%, 09/07/06 (c) (m)	961,785
1,205,986	4.97%, 09/14/06 (c)	1,203,837
603,682	5.02%, 10/05/06 (c)	600,858
300,000	5.02%, 11/16/06	296,862
1,200,798	5.03%, 09/21/06 (c)	1,197,462
1,100,000	5.03%, 09/28/06	1,095,887
526,995	5.04%, 10/19/06	523,496
500,000	5.04%, 11/24/06	494,199
600,000	5.04%, 11/30/06	592,541
300,000	5.05%, 11/09/06	297,133
500,000	5.06%, 11/02/06 (c)	495,697
	Total Investments — 100.2% (Cost $7,759,757)*	7,759,757
	Liabilities in Excess of Other Assets — (0.2)%	(18,743)
	NET ASSETS — 100.0%	$7,741,014

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Commercial Paper — 6.6% (n)
	District of Columbia — 1.3%
92,000	Metro Washington DC Airport Authority, 3.68%, 11/01/06	92,000
15,500	National Academy of Sciences, 3.60%, 11/07/06	15,500
36,500	Sydney Capital Corp., 3.60%, 11/14/06	36,500
	Washington DC National Academy,
15,500	3.57%, 01/08/07	15,500
16,000	3.60%, 02/12/07	16,000
14,800	Washington Metropolitan, 3.60%, 01/08/07	14,800
		190,300
	Florida—0.9%
	Florida Local Government Finance Commission,
5,671	3.55%, 11/02/06	5,671
10,230	3.60%, 10/02/06	10,230
25,000	Jacksonville Health Facilities Authority, 3.75%, 01/17/07	25,000
	Sunshine State Governmental Financing Commission,
960	3.48%, 09/01/06	960
11,040	3.51%, 12/01/06	11,040
85,355	3.53%, 09/05/06	85,355
		138,256
	Georgia—0.2%
28,725	Berkley County Development Authority, 3.55%, 09/20/06	28,725
	Illinois — 0.4%
30,000	Illinois Health Facilities Authority, 3.70%, 10/19/06	30,000
34,265	University of Chicago, 3.75%, 12/20/06	34,265
		64,265
	Mississippi — 0.1%
15,000	Mississippi Department of Transportation, 3.80%, 03/19/07	15,000
	New York — 0.4%
	New York City Metropolitan Transportation Authority,
35,000	3.60%, 10/06/06	35,000
8,000	3.70%, 09/08/06	8,000
21,000	3.80%, 01/02/07	21,000
		64,000
	North Carolina — 0.2%
10,396	North Carolina Medical Care Commission, 3.60%, 09/05/06	10,396
15,500	University of North Carolina, 3.58%, 11/04/06	15,500
		25,896
	Ohio — 0.3%
40,000	Cuyahoga County Municipal, 3.70%, 11/08/06	40,000
	Tennessee — 0.1%
16,250	Vanderbilt University, 3.60%, 10/02/06	16,250
	Texas — 1.0%
	City of Dallas, Texas Water & Sewer,
25,000	3.55%, 02/01/07	25,000
16,294	3.60%, 02/06/07	16,294
10,000	City of Garland, 3.60%, 01/08/07	10,000
10,555	City of San Antonio, Water Authority, 3.60%, 11/07/06	10,555
32,000	North Central Texas Health Facility Development Corp., 3.60%, 09/07/06	32,000
22,500	Texas Municipal Power Authority, 3.60%, 12/05/06	22,500
40,000	Texas Public Finance Authority, 3.60%, 11/07/06	40,000
		156,349
	Utah — 1.4%
	Intermountain Power Agency,
101,600	3.60%, 10/05/06	101,600
61,200	3.60%, 10/06/06	61,200
50,000	3.67%, 10/02/06	50,000
		212,800
	Wisconsin — 0.3%
	State of Wisconsin,
30,000	3.55%, 10/23/06	30,000
20,000	3.60%, 12/05/06	20,000
		50,000
	Total Municipal Commercial Paper (Cost $1,001,841)	1,001,841

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   25

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 90.5%
	Alabama — 0.7%
20,900	ABN AMRO Munitops Certificate Trust, Series 2002-21, Rev., VAR, MBIA, 3.45%, 09/07/06	20,900
5,000	Birmingham Airport Authority, Municipal Securities Trust Receipts, Series SGA-47, Rev., VAR, MBIA, 3.47%, 09/06/06 (e)	5,000
15,000	DCH Health Care Authority, Alabama Healthcare Facilities, Rev., VAR, LOC: Regions Bank, 3.42%, 09/07/06	15,000
27,375	Health Care Authority for Baptist, Series A-2, Rev., VAR, MBIA, 3.40%, 09/13/06	27,375
7,950	Jefferson County, Sewer, Sub Series B-5, Rev., VAR, XLCA, 3.41%, 09/07/06	7,950
5,735	Jefferson County, Sewer, EAGLE, Series 2002-6016, Class A, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.46%, 09/07/06	5,735
	Montgomery BMC Special Care Facilities Financing Authority, Hospital, VHA Alabama, Inc.,
5,800	Series C, Rev., VAR, AMBAC, 3.44%, 09/06/06	5,800
5,000	Series D, Rev., VAR, AMBAC, 3.44%, 09/06/06	5,000
9,000	Series F, Rev., VAR, AMBAC, 3.44%, 09/06/06	9,000
4,000	Selma IDB, Specialty Minerals Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.49%, 09/07/06	4,000
5,320	Tuscaloosa County Board of Education, Special Tax, TAW, VAR, LOC: Regions Bank, 3.43%, 09/07/06	5,320
		111,080
	Alaska — 0.3%
	Alaska Housing Finance Corp., Floating Rate Trust Receipts,
8,625	Series K-14, Regulation D, Rev., VAR, MBIA, LIQ: Lehman Liquidity Co., 3.50%, 09/13/06	8,625
1,600	Series L-25, Regulation D, Rev., VAR, MBIA, 3.47%, 09/13/06	1,600
13,005	Alaska Housing Finance Corp., Merlots, Series D, Rev., VAR, MBIA, LIQ: Wachovia Bank N.A., 3.45%, 09/06/06	13,005
10,000	Alaska Housing Finance Corp., State Capital Project, Series C, Rev., VAR, MBIA, 3.41%, 09/07/06	10,000
14,400	City of North Slope Boro, Series A, GO, VAR, MBIA, 3.44%, 09/07/06	14,400
700	City of Valdez Marine Term Ref Exxon Pipeline Co. Project, Series A, Rev., VAR, 3.40%, 09/06/06	700
		48,330
	Arizona — 1.8%
	Apache County IDA, IDR, Tucson Electric Power Co.,
4,200	Series 83-A, Rev., VAR, LOC: Credit Suisse First Boston, 3.45%, 09/13/06	4,200
51,500	Series 83-B, Rev., VAR, LOC: Bank of New York, 3.51%, 09/13/06	51,500
7,700	Series 1999-6, Rev., VAR, LOC: Credit Suisse First Boston, 3.45%, 09/06/06	7,700
16,160	Arizona Health Facilities Authority, Banner Health, Series C, Rev., VAR, FGIC, 3.40%, 09/13/06	16,160
	Arizona State University,
10,000	Series A, Rev., VAR, AMBAC, 3.42%, 09/13/06	10,000
5,000	Series B, Rev., VAR, AMBAC, 3.39%, 09/13/06	5,000
8,570	Coconino County Pollution Control Corp., Arizona Public Service Co. Project, Rev., VAR, LOC: KBC Bank N.V., 3.62%, 09/06/06	8,570
21,485	Downtown Phoenix Hotel Corp., Floating Rate Trust Receipts, Series PU3, Regulation D, Rev., VAR, FGIC, LIQ: Lehman Liquidity Co., 3.47%, 09/13/06	21,485
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/07/06	7,160
3,840	Maricopa County Public Finance Corp., Floating Rate Certificates, Series 511, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	3,840
19,240	Phoenix Civic Improvement Corp., Wastewater System, Senior Lien, Series A, Rev., VAR, MBIA, 3.45%, 09/13/06	19,240
2,000	Phoenix IDA, Del Mar Terrace, Series A, Rev., VAR, 3.43%, 09/13/06	2,000
5,330	Phoenix IDA, Multi-Family Housing, CenterTree Apartments Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 09/07/06	5,330
14,200	Pima County IDA, Lease Purchase, Rev., VAR, 3.45%, 09/07/06	14,200
	Pima County IDA, Tucson Electric Irvington,
21,600	Rev., VAR, LOC: Bank of New York, 3.51%, 09/13/06	21,600
21,600	Rev., VAR, LOC: Credit Suisse First Boston, 3.51%, 09/13/06	21,600
	Salt River Project Agricultural Improvement & Power District, Electric Systems,
6,850	Series 1430, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	6,850
25,000	Series SG-160, Rev., VAR, LOC: Societe Generale, 3.44%, 09/05/06	25,000

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Arizona — Continued
	Scottsdale IDA, Scottsdale Healthcare,
10,475	Series C, Rev., VAR, FSA, LIQ: Citibank N.A., 3.40%, 09/13/06	10,475
14,525	Series E, Rev., VAR, FSA, LIQ: Citibank N.A., 3.40%, 09/13/06	14,525
		276,435
	Arkansas — 0.0% (g)
5,500	Columbia County Solid Waste Disposal, Albemarle Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.48%, 09/07/06	5,500
	California — 2.4%
2,450	Abag Financial Authority for Nonprofit Corps., Colma Bart Apartments, Series A, Rev., VAR, LOC: Bank of America N.A., 3.37%, 09/07/06 (m)	2,450
3,000	Abag Financial Authority for Nonprofit Corps., Multi-Family Housing, Paragon Apartments, Series A, Rev., VAR, AMT, LOC: Comerica Bank, 3.46%, 09/07/06 (m)	3,000
2,000	Alvord Unified School District, Food Services Bridge Funding Program, COP, VAR, FSA, 3.27%, 09/07/06	2,000
18,600	Bay Area Toll Authority, Toll Bridge, San Francisco Bay Area, Series C, Rev., VAR, AMBAC, 3.26%, 09/07/06	18,600
2,400	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VAR, LOC: Mellon Bank N.A., 3.40%, 09/06/06	2,400
	California Housing Finance Agency,
16,100	Series D, Rev., VAR, FSA, 3.45%, 09/13/06	16,100
10,920	Series MT-036, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 3.48%, 09/06/06	10,920
7,300	California Housing Finance Agency, Home Mortgage, Series F, Rev., VAR, FSA, 3.39%, 09/13/06	7,300
	California Housing Finance Agency, Multi-Family Housing,
4,310	Series III-A, Rev., VAR, 3.55%, 09/06/06	4,310
1,125	Series III-G, Rev., VAR, 3.40%, 09/13/06	1,125
6,000	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VAR, LOC: Union Bank of California N.A., 3.50%, 09/07/06	6,000
1,610	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/06/06	1,610
1,450	California Infrastructure & Economic Development Bank, IDR, Standard Abrasive Manufacturing Project, Series A, Rev., VAR, LOC: Mellon First Business Bank, 3.40%, 09/06/06	1,450
	California State Department of Water Resources, Power Supply,
10,570	Series C-7, Rev., VAR, FSA, 3.27%, 09/07/06	10,570
500	Series C-13, Rev., VAR, FSA, 3.26%, 09/07/06	500
40,000	Sub Series G-4, Rev., VAR, FSA, 3.29%, 09/07/06	40,000
12,000	Sub Series G-7, Rev., VAR, FSA, 3.27%, 09/07/06	12,000
4,400	California Statewide Communities Development Authority, Multi-Family Housing, Arbor Ridge Apartments, Series X, Rev., VAR, FNMA, LIQ: FNMA, 3.32%, 09/07/06	4,400
3,420	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/07/06	3,420
21,000	California State University, EAGLE, Series 7200-50014, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.45%, 09/07/06	21,000
20,000	California Transit Finance Authority, Rev., VAR, FSA, 3.32%, 09/13/06	20,000
1	City of Glendale, California Hospital, Series 590, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/03/06	1
8,800	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.38%, 09/07/06	8,800
2,200	Colton Redevelopment Agency, Multi-Family Housing, Series 1985-A, Rev., VAR, LOC: Coast Federal Bank, 3.45%, 09/05/06	2,200
	East Bay Municipal Utility District, Water System,
2,300	Sub Series B-2, Rev., VAR, XLCA, 3.26%, 09/06/06	2,300
4,650	Sub Series 2, Rev., VAR, XLCA, 3.32%, 09/13/06	4,650
	Eclipse Funding Trust, Solar Eclipse, Sacramento,
13,515	Series 2006-0079, COP, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	13,515
11,735	Series 2006-0099, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.40%, 09/07/06	11,735
3,950	Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VAR, FNMA COLL AGMT, 3.27%, 09/07/06	3,950
4,100	Grant Joint Union High School District, Bridge Funding Program, COP, VAR, FSA, 3.27%, 09/07/06	4,100

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   27

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	California — Continued
6,360	Huntington Beach Union High School District, School Facilities Bridge Funding Program, COP, VAR, FSA, 3.27%, 09/07/06	6,360
1,000	Los Angeles Department of Water & Power, Sub Series B-4, Rev., VAR, 3.27%, 09/07/06	1,000
10,000	Los Angeles Department of Water & Power, EAGLE Series 2006-0036, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.45%, 09/07/06	10,000
1,995	Los Angeles Unified School District, Series PA-1115, GO, VAR, FSA, 3.44%, 09/07/06	1,995
3,715	Municipal Securities Trust Certificates, Series 99-73, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.44%, 09/06/06 (e)	3,715
1,600	Port of Oakland, Trust Receipts, Series 5, Class F, Rev., VAR, FGIC, 3.43%, 09/07/06	1,600
1,500	Riverside Country Asset Leasing Corp., Southwest Justice Center, Series B, Rev., VAR, MBIA, 3.26%, 09/13/06	1,500
1,200	Riverside Unified School District, School Facility Bridge Program, COP, VAR, FSA, 3.27%, 09/07/06	1,200
	San Francisco City & County Airports Commission,
12,100	Series 33-B, Rev., VAR, AMT, XLCA, 3.42%, 09/06/06	12,100
44,100	Series 33-D, Rev., VAR, AMT, XLCA, 3.30%, 09/13/06	44,100
1,800	San Jose Multi-Family Housing, Villa Monterey Apartments, Series F, Rev., VAR, FNMA, LIQ: FNMA, 3.35%, 09/07/06	1,800
3,560	Southern California Home Financing Authority, Single Family Housing, Series A, Rev., VAR, 3.44%, 09/03/06	3,560
1,100	Southern California Public Power Authority, Southern Transmission Project, Rev., VAR, AMBAC, LOC: Lloyds TSB Bank plc, 3.26%, 09/13/06	1,100
	State of California,
8,700	Series B, Sub Series B-1, GO, VAR, LOC: Bank of America N.A., 3.27%, 09/13/06	8,700
9,995	Series 391, GO, VAR, AMBAC-TCRS, LIQ: Morgan Stanley Dean Witter, 3.41%, 09/07/06	9,995
5,000	Series 594, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/02/06	5,000
10,200	State of California, Economic Recovery, Series C-3, Rev., VAR, 3.47%, 09/06/06	10,200
4,160	West Contra Costa Unified School District, Series PT-1828, GO, VAR, FGIC, 3.44%, 09/03/06	4,160
		368,491
	Colorado — 2.5%
6,750	Adams County Housing Authority, Multi-Family Housing, Semper Village Apartments Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 09/07/06	6,750
7,100	Arapahoe County, Multi-Family Housing, Highline Oaks Apartments, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	7,100
11,310	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VAR, LIQ: FHLMC, 3.42%, 09/07/06	11,310
2,560	City of Arvada, Colorado Water, Rev., VAR, FSA, 3.75%, 10/02/06	2,560
3,150	City of Colorado Springs, The Colorado College, Rev., VAR, 3.41%, 09/07/06	3,150
	City of Colorado Springs, Utilities,
690	Series PT-367, Rev., VAR, 3.46%, 09/06/06	690
1,000	Sub Lien, Series A, Rev., VAR, 3.37%, 09/07/06	1,000
6,930	City of Thornton, COP, Series RR-II-R-1052, VAR, AMBAC, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	6,930
	Colorado Housing & Finance Authority,
19,590	Series A-2, Class 1, Rev., VAR, 3.44%, 09/13/06	19,590
30,000	Series A-3, Class 1, Rev., VAR, 3.49%, 09/13/06	30,000
4,880	Series AA-3, Class I, Rev., VAR, 3.44%, 09/13/06	4,880
25,000	Series B-5, Class 1, RAN, AMT, 3.85%, 06/01/07	25,000
1,600	Colorado Housing & Finance Authority, Multi-Family Housing, Diamond Project, Series I, Rev., VAR, FNMA COLL, 3.40%, 09/13/06	1,600
	Colorado Housing & Finance Authority, Single Family Mortgage,
17,200	Series B-2, Class I, Rev., VAR, AMT, 3.49%, 09/13/06	17,200
7,200	Series C-2, Class I, Rev., VAR, AMT, 3.49%, 09/13/06	7,200
2,500	Colorado Student Obligation Bond Authority, Student Loans, Senior Lien, Series A-3, Rev., VAR, AMBAC, 3.45%, 09/06/06	2,500
	Denver City & County, Airport,
61,900	Series A, Rev., VAR, AMT, CIFG, 3.47%, 09/06/06	61,900
5,000	Series N-12, Regulation D, Rev., VAR, FGIC, 3.52%, 09/13/06	5,000
4,985	Series ROC-II-R-98, Rev., VAR, FSA, LIQ: Citibank N.A., 3.48%, 09/07/06	4,985

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Colorado — Continued
14,945	Denver City & County, Convention Center Project, Series B, Rev., VAR, FSA, 3.41%, 09/07/06	14,945
	Denver City & County, Wellington E Web,
57,945	Series C-2, Rev., COP, VAR, AMBAC, 3.44%, 09/13/06	57,945
5,000	Series C-3, Rev., COP, VAR, AMBAC, 3.40%, 09/06/06	5,000
12,500	Denver Urban Renewal Authority, Tax Increment, Tax Allocation, Series PT-999, VAR, LIQ: Merrill Lynch & Co, 3.50%, 09/06/06	12,500
10,000	Douglas County, Multi-Family Housing, Autumn Chase Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.42%, 09/07/06	10,000
6,075	Jefferson County School District R-001, Series ROCS-II-R-6516, GO, VAR, FSA, LIQ: Citibank N.A., 3.45%, 09/07/06	6,075
10,960	Park Creek Metropolitan District, TOCS Series S, Rev., VAR, LIQ: Goldman Sachs, 3.45%, 09/07/06	10,960
40,000	State of Colorado, RAN, 4.50%, 06/27/07	40,227
		376,997
	Connecticut — 0.3%
29,630	Connecticut State Health & Educational Facilities Authority, Series 891, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	29,630
1,100	Connecticut State Health & Educational Facilities Authority, Community Renewal Team, Series A, Rev., VAR, LOC: Fleet National Bank, 3.36%, 09/07/06	1,100
	Connecticut State Housing Finance Authority, Housing Mortgage Finance Program,
10,100	Series B-3, Rev., VAR, AMBAC, AMT, 3.38%, 09/07/06	10,100
2,400	Sub Series D-3, Rev., VAR, AMBAC, 3.35%, 09/07/06	2,400
4,945	State of Connecticut, Series PA-879-R, GO, VAR, 3.43%, 09/02/06	4,945
		48,175
	Delaware — 0.9%
7,000	Delaware River & Bay Authority, Series B, Rev., VAR, AMBAC, 3.36%, 09/07/06	7,000
	Goldman Sachs Pool Trust,
71,980	Series 19-TP, Rev., VAR, LOC: Goldman Sachs, 3.54%, 09/07/06	71,980
31,968	Series 24-TP, Rev., VAR, LOC: Goldman Sachs, 3.51%, 09/07/06	31,968
10,995	Series 35-TP, Rev., VAR, LOC: Goldman Sachs, 3.54%, 09/07/06	10,995
8,200	Series 56-TP, Rev., VAR, LOC: Goldman Sachs, 3.51%, 09/07/06	8,200
		130,143
	District of Columbia — 2.3%
45,000	Bank of New York Municipal Certificates Trust, Series B, Rev., VAR, 3.53%, 09/07/06	45,000
	District of Columbia,
26,810	Series A, GO, VAR, FSA, 3.44%, 09/13/06	26,810
52,945	Series B, GO, VAR, FSA, 3.44%, 09/13/06	52,945
26,800	Series C, GO, VAR, FGIC, 3.45%, 09/13/06	26,800
9,840	Series D, GO, VAR, FGIC, 3.45%, 09/13/06	9,840
600	Series D-1, GO, VAR, FSA, 3.39%, 09/13/06	600
49,500	TRAN, GO, 4.00%, 09/29/06	49,513
1,785	District of Columbia Housing Finance Agency, Series PT-1381, Rev., VAR, FHA, 3.45%, 09/03/06	1,785
3,120	District of Columbia Housing Finance Agency, Multi-Family Housing, Trenton Park Apartments Project, Rev., VAR, LOC: Bank of America N.A., 3.56%, 09/07/06	3,120
2,400	District of Columbia, American Psychology Association, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	2,400
	District of Columbia, American University Issue,
29,605	Rev., VAR, AMBAC, 3.41%, 09/13/06	29,605
12,000	Series A, Rev., VAR, AMBAC, 3.41%, 09/13/06	12,000
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VAR, LOC: Bank Of New York, 3.49%, 09/07/06	7,500
23,685	District of Columbia, George Washington University, Series C, Rev., VAR, MBIA, 3.44%, 09/13/06	23,685
16,570	District of Columbia, Multimodal, Series D, GO, VAR, MBIA, 3.44%, 09/13/06	16,570
13,650	District of Columbia, Multimodal, American University, Rev., VAR, 3.45%, 09/13/06	13,650
2,085	District of Columbia, National Children’s Center, Inc., Rev., VAR, LOC: Bank of America, 3.41%, 09/07/06	2,085
4,200	District of Columbia, National Geographic Society, Rev., VAR, 3.45%, 09/07/06	4,200
2,300	District of Columbia, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	2,300

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   29

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	District of Columbia — Continued
5,970	District of Columbia, Water & Sewer Authority, Public Utilities, Series PT-373, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.45%, 09/03/06	5,970
6,155	Eagle Tax Exempt Trust, Weekly Option Mode, District of Columbia, Water & Sewer, Series 98-5202, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	6,155
		342,533
	Florida — 3.0%
9,345	ABN AMRO Munitops Certificate Trust, Series 2003-6, Rev., VAR, MBIA, 3.45%, 09/07/06	9,345
10,315	Brevard County Health Facilities Authority, Wuesthoff Memorial Hospital Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	10,315
5,000	Broward County, Professional Sports Facility, Municipal Securities Trust Receipts, Series SGA-38, Rev., VAR, MBIA, 3.47%, 09/06/06	5,000
	City of Gulf Breeze, Local Government Loan Program,
10,550	Series B, Rev., VAR, FGIC, 3.42%, 09/07/06	10,550
12,150	Series C, Rev., VAR, FGIC, 3.42%, 09/07/06	12,150
10,000	City of Jacksonville, Capital Project, Series 2002-1, Rev., VAR, FGIC, 3.41%, 09/13/06	10,000
7,000	City of Tampa, Occupational License Tax, Series B, Rev., VAR, FGIC, 3.39%, 09/13/06	7,000
9,025	City of West Palm Beach, Utilities System, Rev., VAR, FGIC, 3.43%, 09/13/06	9,025
56,000	Clipper Tax-Exempt Certificate Trust Partner, Multi-State, Series 2005-6 Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.45%, 09/07/06	56,000
6,695	Collier County, Health Facilities Authority, The Moorings, Inc. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/13/06	6,695
6,355	Duval County School Board, COP, VAR, FGIC, 3.45%, 09/01/06	6,355
8,550	Eclipse Funding Trust, Solar Eclipse, Series 2006-0043, Rev., VAR, MBIA, LIQ: U.S. Bank, N.A., 3.44%, 09/07/06 (e)	8,550
	Florida Housing Finance Agency, Multi-Family Housing, Banyon Bay Partners,
6,350	Series FF, Rev., VAR, FNMA COLL, 3.43%, 09/13/06	6,350
6,310	Series L, Rev., VAR, 3.46%, 09/05/06	6,310
7,000	Florida State Board of Education, Capital Outlay, Series PT-1223, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.45%, 09/07/06	7,000
11,000	Florida State Department of Environmental Protection, Preservation, Series 722, Rev., VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	11,000
900	Jacksonville Health Facilities Authority, River Garden Project, Rev., VAR, LOC: First Union National Bank, 3.41%, 09/07/06	900
1,045	Lee County, Airport, Series PT-2269, Rev., VAR, FSA, 3.49%, 09/01/06	1,045
3,085	Lee County, Water & Sewer, RR-II-R-4021, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	3,085
25,000	Liberty County Gas Tax Revenue, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	25,000
7,000	Miami-Dade County, Miami Aviation, Series SG-141, Rev., VAR, FGIC, 3.44%, 09/07/06	7,000
10,190	Miami-Dade County Water & Sewer Revenue Systems, Series PA-892, Rev., VAR, FGIC, 3.39%, 09/13/06	10,190
2,175	Miami Health Facilities Authority, Mercy Hospital Project, Rev., VAR, LOC: Nationsbank N.A., 3.41%, 09/13/06	2,175
2,700	Municipal Securities Trust Certificates, Series 2001-131, Class A, GO, VAR, LIQ: Bear Stearns Capital Markets, 3.60%, 09/06/06 (e)	2,700
6,700	Nassau County, PCR, Private Activity, Rayonier, Inc., Project, Rev., VAR, LOC: Bank of America N.A., 3.45%, 09/13/06	6,700
13,660	North Broward Hospital District, Series B, Rev., VAR, CIFG, 3.40%, 09/13/06	13,660
7,345	Orange County Housing Finance Authority, Falcon Trace Apartments Projects, Series D, Rev., VAR, FNMA, LIQ: FNMA, 3.46%, 09/06/06	7,345
10,101	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VAR, FHLMC COLL, LOC: Nationsbank N.A., 3.44%, 09/07/06	10,101
3,920	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VAR, FNMA COLL AGMT, 3.46%, 09/04/06	3,920
	Orlando & Orange County Expressway Authority,
18,700	Series C-1, Rev., VAR, FSA, 3.35%, 09/07/06	18,700
1,800	Series C-2, Rev., VAR, FSA, 3.35%, 09/07/06	1,800
25,925	Series C-4, Rev., VAR, FSA, 3.37%, 09/07/06	25,925
10,000	Series D, Rev., VAR, FSA, 3.35%, 09/07/06	10,000
	Orlando Utilities Commission, Water & Electric,
39,475	Series A, Rev., VAR, 3.41%, 09/13/06	39,475

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Florida — Continued
4,580	Series RR-II-R-1040, Rev., VAR, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	4,580
5,165	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.46%, 09/06/06	5,165
4,790	Pinellas County Housing Finance Authority, Single Family Mortgage, Series MT-009, Rev., VAR, 3.49%, 09/06/06	4,790
5,295	State of Florida, Series PA-511, GO, VAR, 3.45%, 09/07/06	5,295
38,955	Sunshine State Governmental Financing Commission, Rev., VAR, AMBAC, 3.58%, 09/06/06	38,955
18,600	Tampa Preparatory School Project, Rev., VAR, LOC: Suntrust Bank, 3.41%, 09/13/06	18,600
3,800	University of North Florida Foundation, Inc., Parking System, Rev., VAR, LOC: Wachovia Bank N.A, 3.44%, 09/07/06	3,800
3,600	West Orange Healthcare District, Series B, Rev., VAR, LOC: Suntrust Bank Center, 3.40%, 09/07/06	3,600
		456,151
	Georgia — 3.9%
16,610	ABN AMRO Munitops Certificate Trust, Series 2000-4, Rev., VAR, FGIC, 3.44%, 09/07/06 (e)	16,610
7,400	Albany-Dougherty County Hospital Authority, Series L3J, Regulation D, Rev., VAR, AMBAC, LIQ: Lehman Liquidity LLC, 3.47%, 09/13/06	7,400
21,600	Albany-Dougherty County Hospital Authority, Phoebe Hospital, RAN, Rev., VAR, AMBAC, 3.59%, 09/06/06	21,600
9,425	Atlanta Downtown Development Authority, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thuerigen, 3.38%, 09/07/06	9,425
5,535	Atlanta Urban Residential Finance Authority, Multi-Family Housing, The Park at Lakewood, Rev., VAR, LOC: FHLMC, 3.46%, 09/07/06	5,535
9,000	Augusta, Water & Sewer, Municipal Securities Trust Receipts, Series SGS-140, Rev., VAR, FSA, LIQ: Societe Generale, 3.47%, 09/06/06	9,000
	City of Atlanta, Airport,
23,000	Seires B-1, Rev., VAR, MBIA, 3.40%, 09/07/06	23,000
7,500	Series B-3, Rev., VAR, MBIA, 3.41%, 09/07/06	7,500
20,000	Series C-1, Rev., VAR, MBIA, 3.40%, 09/07/06	20,000
4,385	Series PT-737, Rev., VAR, FGIC, 3.49%, 09/05/06	4,385
18,300	City of Atlanta, Tax Allocation, Website Apartments Project, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	18,300
3,545	City of Atlanta, Waste & Water, Series B, Rev., VAR, FSA, 3.40%, 09/07/06	3,545
6,000	City of Atlanta, Water & Wastewater, Municipal Securities Trust Receipts, Series SGA-145, Rev., VAR, MBIA, LIQ: Societe Generale, 3.47%, 09/06/06 (e)	6,000
7,160	Clayton County Housing Authority, Multi-Family Housing, Chateau Forest Apartments, Series E, Rev., VAR, FSA, 3.52%, 09/06/06	7,160
14,800	Cobb County Development Authority, Whitefield Academy Project, Rev., VAR, LOC: RBC Centura Bank, 3.40%, 09/06/06	14,800
3,400	Cobb County Housing Authority, Multi-Family Housing, Greenhouse Frey Apartments Project, Rev., VAR, FNMA COLL, 3.43%, 09/13/06	3,400
13,000	Cobb-Marietta Coliseum & Exhibit Hall Authority, Series A, Rev., VAR, MBIA, LOC: Suntrust Bank, 3.44%, 09/06/06	13,000
20,255	De Kalb County Hospital Authority, De Kalb Medical Center Project, Series B, Rev., VAR, FSA, 3.41%, 09/07/06	20,255
18,600	De Kalb County Housing Authority, Multi-Family Housing, Camden Brook Project, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/13/06	18,600
9,250	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/07/06	9,250
12,245	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VAR, FNMA COLL, 3.45%, 09/07/06	12,245
10,735	De Kalb County Housing Authority, Timber Trace Apartments Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.41%, 09/07/06	10,735
21,600	Eclipse Funding Trust, Solar Eclipse, Cobb County, Series 2006-0105, Rev., VAR, MBIA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	21,600
10,000	Eclipse Funding Trust, Solar Eclipse, De Kal, Series 2006-0074, Rev., VAR, FSA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	10,000
10,565	Forsyth County, School District, Series PT-2750, GO, VAR, MBIA, 3.45%, 09/06/06	10,565
50,000	Fulton County, TAN, GO, 4.00%, 12/29/06	50,075
700	Fulton County, Development Authority, Arthritis Foundation, Inc., Project, Rev., VAR, LOC: Suntrust Bank, 3.41%, 09/06/06	700

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   31

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Georgia — Continued
1,435	Fulton County, Development Authority, Morehouse College Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/06/06	1,435
18,340	Gainesville Redevelopment Authority, Riverside Military Project, Series PA-892, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	18,340
18,523	Georgia Municipal Association, Inc., Pooled Bond, COP, VAR, MBIA, LIQ: Depfa Bank plc., 3.42%, 09/07/06	18,523
8,445	Georgia Municipal Electric Authority, Series PA-1187, Rev., VAR, MBIA-IBC, Bank of New York, 3.45%, 09/07/06	8,445
4,975	Georgia State Road & Tollway Authority, Series PT-2019, Rev., VAR, 3.45%, 09/07/06	4,975
5,970	Griffin-Spalding County Development Authority, IDA, Norcom, Inc., Project, Rev., VAR, LOC: Lasalle Bank N.A., 3.50%, 09/07/06	5,970
6,000	Gwinnett County Development Authority, Civic & Cultural Center Project, Rev., VAR, 3.39%, 09/13/06	6,000
10,000	Gwinnett County Hospital Authority, Gwinnett Hospital Systems, Inc., Project, Anticipation Certificates, Rev., VAR, LOC: Suntrust Bank, 3.41%, 09/06/06	10,000
9,450	Gwinnett County Water & Sewer Authority, Series A, Rev., VAR, 3.39%, 09/13/06	9,450
800	Marietta Housing Authority, Rev., VAR, FNMA COLL AGMT, 3.45%, 09/13/06	800
	Private Colleges & Universities Authority, Emory University,
46,195	Series B, Rev., VAR, 3.38%, 09/13/06	46,195
33,000	Series B-1, Rev., VAR, 3.37%, 09/07/06	33,000
25,800	Series B-2, Rev., VAR, 3.37%, 09/07/06	25,800
34,150	Private Colleges & Universities Facilities Authority, Emory University, Series B, Rev., VAR, 3.38%, 09/13/06	34,150
5,200	Tift County Hospital Authority, Anticipation Certificates, Series A, Rev., VAR, AMBAC, 3.39%, 09/13/06	5,200
		582,968
	Hawaii — 0.3%
20,825	ABN AMRO Munitops Certificate Trust, Series 2004-1, Rev., VAR, FGIC, 3.65%, 01/11/07	20,825
14,002	Hawaii State Department of Budget & Finance, Special Purpose, Wailuku River Hydroelectric, ACES, Rev., VAR, LOC: JPMorgan Chase Bank, 3.66%, 09/12/06	14,002
9,470	Eclipse Funding Trust, Solar Eclipse, Honolulu, Series 2006-0123, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	9,470
		44,297
	Idaho — 0.1%
	Idaho Housing & Finance Association, Single Family Mortgage,
10,500	Series C, Class 1, Rev., VAR, 3.49%, 09/13/06	10,500
2,595	Series F-1, Class 1, Rev., VAR, 3.49%, 09/13/06	2,595
		13,095
	Illinois — 5.1%
	ABN AMRO Munitops Certificate Trust,
17,150	Series 2005-4, Rev., VAR, FGIC, 3.49%, 09/07/06	17,150
6,195	Series 2005-23, Rev., VAR, FSA, HUD, 3.49%, 09/07/06	6,195
7,970	Series 2005-57, Rev., VAR, GNMA COLL, 3.53%, 09/07/06	7,970
6,545	Series 2005-64, Rev., VAR, AMBAC, 3.53%, 09/07/06	6,545
36,005	Series 2006-12, Rev., VAR, GNMA COLL, 3.53%, 09/07/06 (m)	36,005
10,000	Series 2006-44, Rev., VAR, FSA, 3.46%, 09/07/06	10,000
	Chicago Board of Education,
21,960	Series B, GO, VAR, FSA, 3.40%, 09/07/06	21,960
20,000	Series E-2, GO, VAR, CIFG , 3.36%, 09/07/06	20,000
5,500	Series PT-2446, GO, VAR, MBIA, 3.45%, 09/06/06	5,500
26,900	Chicago Housing Authority, Capital Improvement Program, Floating Rate Receipts, Series L-40, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.50%, 09/13/06	26,900
2,500	Chicago O’Hare International Airport, Special Facilities, Compagnie Natle Air France, Rev., VAR, LOC: Societe Generale, 3.48%, 09/13/06	2,500
	Chicago O’Hare International Airport, ACES, General Airport Second Lien,
31,864	Series B, Rev., VAR, AMT, LOC: Societe Generale, 3.50%, 09/13/06	31,864
5,600	Series B, Rev., VAR, LOC: Bayerische Landesbank, 3.48%, 09/05/06	5,600
13,000	City of Chicago, Series B, GO, VAR, FGIC, 3.44%, 09/07/06	13,000
6,075	City of Chicago, Multi-Family Housing, Barbara Jean Wright Apartments, Series A, Rev., VAR, LOC: Lasella Bank N.A., 3.51%, 09/07/06	6,075

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Illinois — Continued
20,000	City of Chicago, Municipal Securities Trust Receipts, Series SGA-99, GO, VAR, FGIC, LIQ: Societe Generale, 3.47%, 09/06/06	20,000
69,145	City of Chicago, Water, Second Lien, Rev., VAR, MBIA, 3.41%, 09/07/06	69,145
650	City of Libertyville, IDR, Libertyville Manor Project, Rev., VAR, LOC: National City Bank, 3.42%, 09/07/06	650
10,900	City of Schaumberg, Multi-Family Housing, TreeHouse II Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.41%, 09/13/06	10,900
	Cook County,
4,503	Series 403, GO, VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	4,503
7,250	Series PT-1497, GO, VAR, FGIC, 3.45%, 09/01/06	7,250
4,710	Du Page County Community Unit School District No. 200 Wheaton, Series RR-II-R-4013, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	4,710
	Eclipse Funding Trust, Solar Eclipse, Chicago,
3,120	Series 2006-0003, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.44%, 09/02/06	3,120
11,000	Series 2006-0075, GO, VAR, XLCA-ICR, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	11,000
28,600	Series 2006-0104, GO, VAR, AMBAC-TCRS, Bank of New York, LIQ: U.S. Bank N.A., 3.44%, 09/07/06 (e)	28,600
15,730	Eclipse Funding Trust, Solar Eclipse, Springfield, Series 2006-0006, Rev., VAR, MBIA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	15,730
4,300	Galesburg, Knox College Project, Rev., VAR, LOC: LaSalle National Bank, 3.45%, 09/07/06	4,300
3,286	Illinois Development Finance Authority, Metropolitan Family Services, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	3,286
2,005	Illinois Development Finance Authority, IDR, CFC International, Inc. Project, Rev., VAR, LOC: Lasalle National Bank, 3.51%, 09/07/06	2,005
4,485	Illinois Development Finance Authority, IDR, CHS Acquisition Corp. Project, Rev., VAR, LOC: Fifth Third Bank, 3.44%, 09/07/06	4,485
1,210	Illinois Development Finance Authority, IDR, Touhy Ltd. Partnership Project, Rev., VAR, LOC: Lasalle National Bank, 3.67%, 09/13/06	1,210
6,895	Illinois Educational Facilities Authority, Series PA-896, Rev., VAR, 3.45%, 09/05/06	6,895
4,500	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VAR, LOC: Lasalle Bank N.A., 3.45%, 09/07/06	4,500
11,380	Illinois Finance Authority, Clare Oaks, Series C, Rev., VAR, LOC: Sovereign Bank FSB, 3.43%, 09/07/06	11,380
40,000	Illinois Finance Authority, Northwestern University, Sub Series A, Rev., VAR, 3.38%, 09/13/06	40,000
10,000	Illinois Finance Authority, Residential Rental, Rev., VAR, FHLMC, LIQ: FHLMC, 3.45%, 09/08/06	10,000
30,200	Illinois Finance Authority, University of Chicago, Series B, Rev., VAR, 3.40%, 09/07/06	30,200
3,340	Illinois Finance Authority, Vincent De Paul Project, Series A, Rev., VAR, 3.39%, 09/13/06	3,340
11,600	Illinois Health Facilities Authority, Gottlieb Health Resources, Inc., Rev., VAR, LOC: Harris Trust & Savings Bank, 3.42%, 09/13/06	11,600
1,915	Illinois Health Facilities Authority, Loyola University Health System, Series B, Rev., VAR, MBIA, 3.39%, 09/13/06	1,915
100	Illinois Health Facilities Authority, OSF Healthcare System, Rev., VAR, LOC: Fifth Third Bank, 3.57%, 09/06/06	100
12,600	Illinois Health Facilities Authority, Swedish Covenant Hospital Project, Rev., VAR, AMBAC, 3.42%, 09/07/06	12,600
985	Illinois Housing Development Authority, Center Apartments, Rev., VAR, LOC: FHLMC, 3.37%, 09/06/06	985
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VAR, 3.48%, 09/13/06	10,175
7,500	Series C-3, AMT, Rev., VAR, 3.48%, 09/13/06	7,500
8,695	Illinois Housing Development Authority, Southern Hills/Orlando, Series B, Rev., VAR, FSA, 3.43%, 09/07/06	8,695
10,140	Jackson County, Multi-Family Housing, Series 2943, Rev., VAR, 3.54%, 09/01/06	10,140
2,570	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VAR, LOC: Harris Trust & Savings Bank, 3.53%, 09/07/06	2,570
7,000	Metropolitan Pier & Exposition Authority, EAGLE, Dedicated State Tax, Series 2004-0030, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	7,000
	Municipal Securities Trust Certificates,
5,500	Series 2001-9021, Class A, GO, VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.47%, 09/06/06	5,500
12,085	Series 2004-218, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	12,085

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Illinois — Continued
18,020	Series 2005-223, Class A, GO, VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	18,020
100	Series 2006-93, Class A, Rev., VAR, AMBAC, LOC: Bear Stearns Capital Markets, 3.60%, 09/06/06	100
10,000	Series 7016, Class A, Rev., VAR, FGIC, LIQ: Bear Stearns Capital Markets, 3.44%, 09/07/06	10,000
10,000	Series 7017, Class A, GO, VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/07/06	10,000
3,245	Series 7706, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearn Capital Markets, 3.43%, 09/07/06	3,245
	Regional Transportation Authority,
67,750	Series B, Rev., VAR, 3.45%, 09/06/06	67,750
19,800	Series PT-818-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	19,800
6,515	Series PT-1448, Rev., VAR, FGIC, 3.45%, 09/03/06	6,515
	State of Illinois,
13,080	Series 2003-33, GO, VAR, FGIC, LIQ: BNP Paribas, 3.44%, 09/02/06	13,080
10,000	Series B, GO, VAR, 3.47%, 09/13/06	10,000
3,255	State of Illinois, Sales Tax, Municipal Securities Trust Certificates, Series SG-9, VAR, FSA, LIQ: Societe Generale, 3.44%, 09/07/06	3,255
8,600	University of Illinois, Health Services Facilities System, Series B, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.45%, 09/13/06	8,600
		775,703
	Indiana — 2.2%
10,000	ABN AMRO Munitops Certificate Trust, Series 2006-34, Rev., VAR, AMBAC, 3.51%, 09/07/06	10,000
7,640	Boone County Hospital Association, Series PT-2828, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.45%, 09/03/06	7,640
6,000	Carmel School Building Corp., Series RR-II-R-S014, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	6,000
6,810	Center Grove 2000 Building Corp., Series PT-2699, Rev., VAR, FGIC, 3.45%, 09/03/06	6,810
	City of Indianapolis, Local Public Improvements Bond Bank, Waterworks Project,
20,830	Series G-1, Rev., VAR, MBIA, 3.41%, 09/07/06	20,830
25,650	Series H, Rev., VAR, MBIA, 3.41%, 09/07/06	25,650
8,580	Series PT-1408, Rev., VAR, MBIA, 3.45%, 09/04/06	8,580
6,355	Danville Multi-School Building Corp., Series PT-1483, Rev., VAR, FSA, 3.45%, 09/06/06	6,355
5,000	DeKalb County, Economic Development, New Process Steel Project, Rev., VAR, LOC: Bank of America N.A., 3.51%, 09/07/06	5,000
5,370	Dyer Redevelopment Authority Economic Development Lease Rent, Series PT-2697, Rev., VAR, CIFG, 3.45%, 09/03/06	5,370
15,490	Eclipse Funding Trust, Wayne, Series 2006-0015, Rev., VAR, FGIC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	15,490
7,460	Hammond School Building Corp., Series RR-II-R-6516, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.45%, 09/07/06	7,460
5,055	Indiana Health Facility Financing Authority, Series PA-1069, 3.45%, 09/01/06	5,055
	Indiana Health Facility Financing Authority, Ascension Health Credit Group,
39,000	Series A-1, Rev., VAR, 3.82%, 07/03/07	39,000
17,700	Series B, Rev., VAR, 3.40%, 09/13/06	17,700
2,485	Indiana Health Facility Financing Authority, Community Hospitals Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	2,485
	Indiana Housing & Community Development Authority,
26,900	Series C-3, Rev., VAR, GNMA/FNMA, 3.45%, 09/07/06	26,900
9,000	Series D, Rev., GNMA/FNMA, 3.50%, 12/14/06	9,000
6,900	Indiana State Finance Authority Revenue, Ispat Inland Inc., Rev., VAR, LOC: Royal Bank of Scotland, 3.45%, 09/13/06	6,900
	Indiana Transportation Finance Authority, Municipal Securities Trust Receipts,
900	Series SGA-113, Rev., VAR, LIQ: Societe Generale, 3.60%, 09/06/06	900
18,600	Series SGA-151, Class A, Rev., VAR, LIQ: Societe Generale, 3.47%, 09/06/06	18,600
5,515	Merrillville Multi School Building Corp, Series PT-2841, Rev., VAR, FGIC, 3.45%, 09/01/06	5,515
6,200	Monroe County Hospital Authority, Rev., VAR, MBIA, 3.40%, 09/13/06	6,200
22,000	Purdue University, Student Fee, Series V, Rev., VAR, 3.41%, 09/13/06	22,000
33,280	St Joseph County Hospital Authority, Rev., VAR, AMBAC, 3.39%, 09/13/06	33,280
7,900	St. Joseph County, Educational Facilities, University of Notre Dame, Rev., VAR, LIQ: Bank of America, 3.34%, 09/07/06	7,900
6,075	Tell City-Troy Township Elementary School Building Corp, Series PT-2825, Rev., VAR, FSA, 3.45%, 09/01/06	6,075
		332,695

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Iowa — 0.4%
3,310	City of Des Moines, Series PT-2268, GO, VAR, AMBAC, 3.45%, 09/06/06	3,310
	Iowa Finance Authority, Health Care Facilities,
17,100	Series A-1, Rev., VAR, FGIC, 3.40%, 09/13/06	17,100
24,100	Series A-2, Rev., VAR, FGIC, 3.40%, 09/13/06	24,100
4,430	Iowa Finance Authority, Health System, Series PA-892, Rev., VAR, AMBAC, 3.45%, 09/13/06	4,430
	Iowa Finance Authority, Single Family Mortgage,
8,300	Series D, Rev., VAR, GNMA/FNMA, 3.43%, 09/07/06	8,300
5,900	Series F, Rev., VAR, GNMA/FNMA, FHA, LIQ: Wells Fargo Bank N.A., 3.45%, 09/07/06	5,900
		63,140
	Kansas — 0.3%
9,780	City of Overland Park, Series SG-155, Rev., VAR, 3.44%, 09/02/06	9,780
	Kansas State Department of Transportation, Highway,
27,500	Series C-2, Rev., VAR, LIQ: Pooled Money Investment Board, 3.41%, 09/06/06	27,500
5,200	Series C-4, Rev., VAR, 3.35%, 09/07/06	5,200
		42,480
	Kentucky — 0.4%
14,310	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VAR, LOC: U.S. Bank N.A., 3.57%, 09/13/06	14,310
13,210	Clipper Tax-Exempt Trust, Series 2005-35, Rev., VAR, 3.50%, 09/07/06	13,210
8,300	Kentucky Asset Liability Commission, Project Notes, Second Series A-2, Rev., VAR, 3.15%, 11/01/06	8,300
1,940	Kentucky Development Finance Authority, Pooled Loan Program, Series A, Rev., VAR, FGIC, LOC: Helaba, 3.40%, 09/07/06	1,940
4,000	Kentucky Housing Corp., Series H, Rev., VAR, AMT, 3.47%, 09/03/06	4,000
3,470	Kentucky Public Energy Authority, Series A, Rev., VAR, 3.60%, 09/06/06	3,470
15,000	Louisville & Jefferson County, Metropolitan Sewer District, Sewer & Drain Systems, Series SG-132, Rev., VAR, FGIC, 3.44%, 09/04/06 (e)	15,000
		60,230
	Louisiana — 0.4%
12,000	ABN AMRO Munitops Certificate Trust, Series 2002-17, Rev., VAR, AMBAC, 3.45%, 09/07/06	12,000
980	Iberia Parish, IDB, IDR, Cuming Insulation Corp. Project, Rev., VAR, LOC: Regions Bank, 3.53%, 09/07/06	980
1,615	Louisiana Housing Finance Agency, Mortgage, Series PT-1340, Rev., VAR, 3.48%, 09/02/06	1,615
8,365	Louisiana Local Government, Environmental Facilities & Community Development, Series A, Rev., VAR, LOC: Regions Bank, 3.43%, 09/07/06	8,365
	Louisiana State University & Agricultural & Mechanical College,
19,900	Rev., VAR, FGIC, 3.41%, 09/13/06	19,900
7,645	Series B, Rev., VAR, AMBAC, 3.42%, 09/07/06	7,645
4,950	South Louisiana Port Commission, Marine Terminal Facilities, Occidental Petroleum, Rev., VAR, LOC: Bayerische Landesbank, 3.51%, 09/13/06	4,950
		55,455
	Maine — 0.8%
9,200	Maine Finance Authority, Jackson Lab Issue, Series 2002, Rev., VAR, LOC: Fleet National Bank, 3.47%, 09/07/06	9,200
6,405	Maine Health & Higher Educational Facilities Authority, Series B, Rev., VAR, AMBAC, 3.41%, 09/06/06	6,405
	Maine State Housing Authority, Mortgage,
9,000	Series B-3, Rev., VAR, AMT, 3.45%, 09/07/06	9,000
16,000	Series C, Rev., VAR, AMT, 3.50%, 11/15/06	16,000
27,300	Series C-3, Rev., VAR, AMT, 3.45%, 09/07/06	27,300
13,500	Series D-3, Rev., VAR, AMT, 3.45%, 09/07/06	13,500
2,100	Series E-1, Rev., VAR, AMBAC, 3.41%, 09/07/06	2,100
24,265	Series E-2, Rev., VAR, AMBAC, 3.45%, 09/07/06	24,265
14,000	Series F, Rev., VAR, AMT, 3.65%, 09/12/06	14,000
		121,770
	Maryland — 1.3%
23,825	Baltimore IDA, IDR, Baltimore Capital Acquisition, Rev., VAR, LOC: Bayerische Landesbank, 3.45%, 09/06/06	23,825
3,135	Community Development Administration, Multi-Family Development, Avalon Lea Apartment Project, Rev., VAR, FNMA COLL AGMT, 3.40%, 09/13/06	3,135
3,725	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Waters Tower, Series G, Rev., VAR, LOC: Bank of America N.A., 3.45%, 09/13/06	3,725

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Maryland — Continued
6,400	Maryland Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/13/06	6,400
	Maryland Community Development Administration, Department of Housing & Community Development, Residential,
12,400	Series C, Rev., VAR, 3.42%, 09/07/06	12,400
15,000	Series G, Rev., 3.20%, 11/24/06	15,000
16,240	Maryland Health & Higher Educational Facilities Authority, Series D, Rev., VAR, LOC: Bank of America N.A., 3.40%, 09/07/06	16,240
14,900	Maryland State Administration Department of Housing & Community Development, Series C, Rev., VAR, 3.41%, 09/07/06	14,900
26,000	Maryland State Community Development Administration Multi-Family Housing, Residential, Series G, Rev., VAR, 3.41%, 09/07/06	26,000
3,310	Maryland State Economic Development Corp., Series L9-J, Rev., VAR, FSA, 3.52%, 09/13/06	3,310
1,950	Maryland State Health & Higher Educational Facilities Authority, Loyola College Issue, Series B, Rev., VAR, MBIA, 3.40%, 09/07/06	1,950
9,000	Maryland State Health & Higher Educational Facilities Authority, Municipal Securities Trust Receipts, Series SGA-143, Rev., VAR, LIQ: Societe Generale, 3.47%, 09/06/06	9,000
5,950	Maryland State Stadium Authority, Sports Facilities Lease, Rev., VAR, LIQ: Bank of America N.A., 3.48%, 09/13/06	5,950
23,900	Maryland State Transportation Authority, Passenger Facility Charge, Baltimore/Washington Airport, Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.35%, 09/07/06	23,900
5,100	Montgomery County Housing Opportunities Commission, The Grand-Issue I, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 09/13/06	5,100
1,250	Northeast Waste Disposal Authority, Resource Recovery, Harford County Resources, Rev., VAR, AMBAC, 3.35%, 09/13/06	1,250
13,800	Washington Suburban Sanitation District, Series A, BAN, GO, VAR, 3.35%, 09/13/06	13,800
5,100	Washington Suburban Sanitation District, Multi-Modal, Series A, BAN, GO, VAR, 3.35%, 09/13/06	5,100
		190,985
	Massachusetts — 3.5%
6,030	Canton Housing Authority, Multi-Family Housing, Canton Arboretum Apartments, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	6,030
7,410	Clipper Tax-Exempt Trust, Series 2001-4, COP, VAR, LIQ: State Street Bank & Trust Co., 3.45%, 09/07/06	7,410
	Commonwealth of Massachusetts,
11,235	Series A, GO, VAR, 3.40%, 09/13/06	11,235
5,600	Series B, GO, VAR, 3.35%, 09/07/06	5,600
30,000	Series B, GO, VAR, 3.36%, 09/07/06	30,000
33,600	Series C, GO, VAR, 3.36%, 09/07/06	33,600
58,127	Series 176-D, GO, VAR, MBIA-IBC, LIQ: Morgan Stanley Dean Witter, 3.44%, 09/07/06	58,126
9,995	Series PA-800, LIQ: Merrill Lynch Capital Services, 3.43%, 09/07/06	9,995
7,830	Series PT-1576, GO, VAR, MBIA, 3.43%, 09/07/06	7,830
115	Series PT-2008, GO, VAR, AMBAC, 3.43%, 09/07/06	115
4,600	Commonwealth of Massachusetts, Central Artery, Series A, GO, VAR, 3.60%, 09/06/06	4,600
5,030	Massachusetts Bay Transportation Authority, EAGLE, Series 2004-0031, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	5,030
6,620	Massachusetts Bay Transportation Authority, Floating Rate Receipts, Series G, Regulation D, Rev., VAR, LIQ: Lehman Liquidity Co., 3.42%, 09/13/06	6,620
5,750	Massachusetts Bay Transportation Authority, Municipal Securities Trust Receipts, Special Assessment, Series SGA-123, VAR, LIQ: Societe Generale, 3.47%, 09/06/06	5,750
10,000	Massachusetts Development Finance Agency, Brimmer & May School, Rev., VAR, LOC: Sovereign Bank FSB, 3.41%, 09/07/06	10,000
	Massachusetts Development Finance Agency, Clark University,
12,995	Series A, Rev., VAR, AMBAC, 3.35%, 09/06/06	12,995
14,395	Series B, Rev., VAR, AMBAC, 3.35%, 09/06/06	14,395
6,800	Rev., VAR, AMBAC, 3.35%, 09/06/06	6,800
27,483	Massachusetts Development Finance Agency, Higher Education, Smith College, Rev., VAR, 3.30%, 09/07/06	27,483
6,000	Massachusetts Development Finance Agency, New England, Inc., Rev., VAR, LOC: Keybank N.A., 3.43%, 09/07/06	6,000
4,390	Massachusetts Development Financing Agency, The Bridge Issue, Rev., VAR, LOC: Fleet National Bank, 3.36%, 09/06/06	4,390

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Massachusetts — Continued
	Massachusetts Health & Educational Facilities Authority,
18,230	Rev., VAR, 3.38%, 09/07/06	18,230
20,400	Series E, Rev., VAR, LOC: Fleet National Bank, 3.42%, 09/06/06	20,400
22,600	Massachusetts Health & Educational Facilities Authority, Bentley College Issue, Series K, Rev., VAR, LOC: Bank of America N.A., 3.39%, 09/13/06	22,600
5,445	Massachusetts Health & Educational Facilities Authority, Partners Healthcare Systems, Series D-4, Rev., VAR, 3.38%, 09/07/06	5,445
2,200	Massachusetts Health & Educational Facilities Authority, University of Massachusetts, Series A, Rev., VAR, LOC: Dexia Credit Local, 3.40%, 09/13/06	2,200
	Massachusetts Housing Finance Agency,
33,425	Series F, Rev., VAR, FSA, 3.38%, 09/13/06	33,425
52,580	Series G, Rev., VAR, 3.38%, 09/13/06	52,580
5,585	Massachusetts Housing Finance Agency, Single Family, Rev., VAR, FSA, 3.41%, 09/13/06	5,585
300	Massachusetts Industrial Finance Agency, Milton Academy Issue, Rev., VAR, MBIA, 3.35%, 09/07/06	300
10,025	Massachusetts State Industrial Finance Agency, Whitehead Institute for Biomedical Research, Rev., VAR, 3.40%, 09/13/06	10,025
2,506	Massachusetts State Turnpike Authority, Series 334, Rev., VAR, MBIA, LIQ: Morgan Stanley Dean Witter, 3.44%, 09/07/06	2,506
30,000	Massachusetts Water Resources Authority, Series 742-D, Rev., VAR, FSA, LIQ: Morgan Stanley Dean Witter, 3.44%, 09/07/06	30,000
	Massachusetts State Water Resources Authority, Multi-Modal,
4,800	Series B, Rev., VAR, AMBAC, 3.43%, 09/13/06	4,800
18,800	Series B, Rev., VAR, LOC: Helaba, 3.33%, 09/13/06	18,800
9,550	Sub Series B, Rev., VAR, FGIC, 3.43%, 09/13/06	9,550
6,675	Sub Series C, Rev., VAR, FGIC, 3.43%, 09/13/06	6,675
11,480	Route 3 North Transit Improvement Association, Series B, Rev., VAR, AMBAC, 3.39%, 09/13/06	11,480
		528,605
	Michigan — 3.4%
	ABN AMRO Munitops Certificate Trust,
30,795	Series 2000-16, GO, VAR, FGIC, Q-SBLF, 3.43%, 09/07/06	30,795
5,000	Series 2002-29, GO, VAR, FGIC, Q-SBLF, 3.43%, 09/07/06	5,000
15,050	Series 2005-12, Rev., VAR, GNMA COLL, 3.53%, 09/07/06	15,050
1,500	ABN AMRO Munitops Certificate Trust, Grand Rapids Public Schools, Series 2004-44, GO, VAR, MBIA, 3.45%, 09/07/06	1,500
13,000	City of Detroit, Series 60, Rev., VAR, FGIC, LIQ: Goldman Sachs, 3.45%, 09/07/06	13,000
30,100	City of Detroit, Sewer Disposal, Second Lien, Series E, Rev., VAR, FGIC, LIQ: Depfa Bank plc, 3.78%, 07/12/07	30,100
1,945	City of Detroit, Sewer Disposal, Senior Lien, Series C-1, Rev., VAR, FSA, 3.40%, 09/07/06	1,945
2,600	City of Grand Rapids, Water Supply, Rev., VAR, FGIC, LOC: Societe Generale, 3.40%, 09/13/06	2,600
3,385	Detroit City School District, Series 2003-28, GO, VAR, FGIC, Q-SBLF, LIQ: BNP Paribas, 3.44%, 09/02/06	3,385
5,280	East Lansing School District, Series RR-II-R-2188, GO, VAR, MBIA, Q-SBLF, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	5,280
3,000	East Lansing School District, Municipal Securities Trust Receipts, Series SGA-114, GO, VAR, Q-SBLF, LIQ: Societe Generale, 3.47%, 09/06/06	3,000
20,745	Holt Public Schools, GO, VAR, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 3.40%, 09/07/06	20,745
12,500	Lakeview School District, Calhoun, School Building & Site, Series B, GO, VAR, Q-SBLF, LIQ: Landesbank Hessen-Thueringen, 3.40%, 09/07/06	12,500
6,905	Michigan State Building Authority, Series ROCS-RR-II-R-1049, Rev., VAR, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	6,905
200	Michigan State Hospital Authority, Trinity Health Credit, Series E, Rev., VAR, 3.57%, 09/06/06	200
7,495	Michigan State Hospital Finance Authority, Series PT-668, Rev., VAR, MBIA, 3.44%, 09/01/06	7,495
44,100	Michigan State Hospital Finance Authority, Ascension Health Credit, Series B, Rev., VAR, 3.39%, 09/13/06	44,100
6,350	Michigan State Housing Development Authority, Multi-Family Housing, Canton Club, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/01/06	6,350

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Michigan — Continued
4,935	Michigan State Housing Development Authority, Multi-Family Housing, River Place Apartments, Rev., VAR, LOC: Bank of New York, 3.48%, 09/07/06	4,935
	Michigan State University,
2,500	Rev., VAR, 3.40%, 09/13/06	2,500
760	Series A, Rev., VAR, 3.40%, 09/06/06	760
19,320	Series A, Rev., VAR, 3.40%, 09/13/06	19,320
3,005	Series A, Rev., VAR, 3.41%, 09/13/06	3,005
2,800	Series B, Rev., VAR, 3.40%, 09/13/06	2,800
24,800	Milan Area Schools, GO, VAR, Q-SBLF, LOC: Landesbank Hessen-Thueringen, 3.40%, 09/07/06	24,800
11,800	Oakland University, Rev., VAR, FGIC, 3.44%, 09/13/06	11,800
25,825	Saline Area Schools, GO, VAR, Q-SBLF, LIQ: Helaba, 3.40%, 09/07/06	25,825
	State of Michigan,
75,000	Series A, GO, 4.50%, 09/29/06	75,051
7,475	Series D, Rev., GAN, VAR, FSA, 3.43%, 09/13/06	7,475
92,860	Series P5, Regulation D, GO, VAR, LIQ: Lehman Liquidity Co., 3.42%, 09/13/06	92,860
4,380	Series PT-2021, GO, VAR, 3.44%, 09/02/06	4,380
11,785	University of Michigan, Rev., VAR, 3.38%, 09/04/06	11,785
400	University of Michigan, Medical Services Plan, Series A-1, Rev., VAR, 3.45%, 09/06/06	400
	University of Michigan, Hospital,
450	Series A, Rev., VAR, 3.45%, 09/06/06	450
2,300	Series B, Rev., VAR, 3.38%, 09/07/06	2,300
1,500	University of Michigan, Medical Services Plan, Series A, Rev., VAR, 3.45%, 09/13/06	1,500
11,075	Wayne Charter County, Floating Rate Receipts, Series SG-122, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/05/06	11,075
		512,971
	Minnesota — 0.6%
3,815	City of St. Louis Park, Catholic Finance Corp, Rev., VAR, LOC: Allied Irish Bank plc, 3.44%, 09/07/06	3,815
	Minneapolis & St. Paul Metropolitan Airports Commission, Municipal Securities Trust Receipts,
8,710	Series SG-136, Rev., VAR, FGIC, 3.45%, 09/06/06	8,710
9,000	Series SGA-127, Rev., VAR, FGIC, LIQ: Societe Generale, 3.47%, 09/06/06	9,000
600	Minnesota Higher Education Facilities Authority, Carleton College, Series 6-D, Rev., VAR, 3.30%, 09/07/06	600
	Minnesota Housing Finance Agency, Residential Housing,
5,000	Series B, Rev., VAR, 3.45%, 09/07/06	5,000
5,440	Series J, Rev., VAR, AMT, 3.45%, 09/07/06	5,440
35,400	Series M, Rev., VAR, AMT, 3.45%, 09/07/06	35,400
9,215	Series N, Rev., AMT, 3.30%, 09/07/06	9,215
4,995	Minnesota Public Facilities Authority, PCR, Water, Series RR-II-R-31, Rev., VAR, LIQ: Citibank N.A., 3.45%, 09/07/06	4,995
7,995	Washington County Housing & Redevelopment Authority, Multi-Family Housing, Series PT-702, Rev., VAR, LIQ: FHLMC, 3.49%, 09/02/06	7,995
		90,170
	Mississippi — 0.1%
20,500	Perry County, Leaf River Forest Production, Rev., VAR, LOC: Suntrust Bank, 3.40%, 09/07/06	20,500
	Missouri — 0.7%
	Bi-State Development Agency, Metropolitan District,
11,115	Series PT-1593, Rev., VAR, FSA, 3.45%, 09/05/06	11,115
14,310	Series SG-175, Rev., VAR, FSA, 3.44%, 09/01/06	14,310
11,125	City of O’Fallon, Series PT-1396, COP, VAR, MBIA, 3.45%, 09/06/06	11,125
2,600	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VAR, LOC: Bank of America N.A., 3.48%, 09/07/06	2,600
	Missouri Higher Education Loan Authority, Student Loan,
3,000	Series B, Rev., VAR, LOC: Bank of America N.A., 3.48%, 09/13/06	3,000
1,600	Series B, Rev., VAR, MBIA, 3.47%, 09/13/06	1,600
1,250	Missouri Housing Development Commission, Series PT-1286, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.48%, 09/02/06	1,250
5,700	Missouri Housing Development Commission, Single Family Mortgage, Series L-5J, Regulation D, Rev., VAR, GNMA/FNMA, LIQ: Lehman Liquidity LLC, 3.52%, 09/13/06	5,700
	Missouri State Health & Educational Facilities Authority, SSM Healthcare Services,
3,400	Series C-2, Rev., VAR, FGIC, 3.40%, 09/13/06	3,400
4,400	Series C-3, Rev., VAR, FGIC, 3.42%, 09/13/06	4,400
20,935	Series C-4, Rev., VAR, FSA, 3.40%, 09/13/06	20,935

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Missouri — Continued
2,500	Series C-5, Rev., VAR, FGIC, 3.42%, 09/13/06	2,500
13,600	Missouri State Health & Educational Facilities Authority, Assemblies of God College, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	13,600
2,500	Missouri State Health & Educational Facilities Authority, EAGLE, Series 2002-6026, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	2,500
150	Missouri State Health & Educational Facilities Authority, Washington University, Series B, Rev., VAR, 3.42%, 09/06/06	150
180	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	180
		98,365
	Nebraska — 0.2%
17,923	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VAR, 3.42%, 09/07/06	17,923
3,285	NEBHELP, Inc., Multi-Modal, Series A-11, Rev., VAR, MBIA, 3.50%, 09/13/06	3,285
	Nebraska Investment Finance Authority,
5,080	Series E, Rev., VAR, 3.49%, 09/13/06	5,080
3,390	Series N-7, Regulation D, Rev., VAR, 3.52%, 09/13/06	3,390
		29,678
	Nevada — 0.8%
520	Clark County, Cogeneration I Project, Rev., VAR, LOC: Canadian Imperial Bank, 3.50%, 09/06/06	520
	Clark County School District,
11,535	Series PA-892, GO, VAR, FGIC, 3.45%, 09/07/06	11,535
5,890	Series PT-2406, GO, VAR, MBIA, 3.45%, 09/06/06	5,890
16,680	Clipper Tax-Exempt Certificate Trust Partner, Series 2005-37, Rev., VAR, 3.45%, 09/07/06	16,680
12,890	Eclipse Funding Trust, Solar Eclipse, Hender, Series 2006-0094, GO, VAR, MBIA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	12,890
18,740	Las Vegas Valley Water District, Series B-10, GO, VAR, MBIA, 3.45%, 09/06/06	18,740
	Nevada Housing Division, Multi-Unit Housing,
6,750	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/07/06	6,750
3,295	Series M, Rev., VAR, LOC: East West Bank, 3.45%, 09/07/06	3,295
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VAR, LOC: Heller Financial, Inc., 3.50%, 09/07/06 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VAR, LOC: Heller Financial, Inc., 3.50%, 09/07/06	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.45%, 09/07/06	3,430
4,750	Nevada Housing Division, Multi-Unit Housing, Joshua Villas, Series E, Rev., VAR, LOC: East West Bank, 3.45%, 09/07/06	4,750
5,520	Nevada Housing Division, Multi-Unit Housing, Judith Villas, Series C, Rev., VAR, LOC: East West Bank, 3.45%, 09/07/06	5,520
5,385	Nevada Housing Division, Multi-Unit Housing, Sundance Village, Rev., VAR, LOC: Citibank N.A., 3.45%, 09/07/06	5,385
	State of Nevada,
4,800	Series PT-403, GO, VAR, 3.45%, 09/06/06	4,800
8,875	Series RR-II-R-4054, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	8,875
		126,360
	New Hampshire — 0.7%
66,710	New Hampshire Health & Education Facilities Authority, University of New Hampshire, Series B, Rev., VAR, XLCA, 3.41%, 09/13/06	66,710
	New Hampshire Higher Educational & Health Facilities Authority,
4,002	Series 772, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	4,002
9,600	Series PT-866, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	9,600
	New Hampshire Higher Educational & Health Facilities Authority, VHA New England, Inc.,
6,300	Series C, Rev., VAR, AMBAC, 3.44%, 09/06/06	6,300
7,250	Series D, Rev., VAR, AMBAC, 3.44%, 09/06/06	7,250
7,200	Series F, Rev., VAR, AMBAC, 3.44%, 09/06/06	7,200
5,200	New Hampshire Housing Finance Authority, Multi-Family Housing, Board Partnership Project, Rev., VAR, FNMA COLL AGMT, 3.43%, 09/13/06	5,200
1,690	New Hampshire Municipal Bond Bank, Educational Institutions, Pinkerton Academy Project, Series B, Rev., VAR, LOC: Bank of America N.A., 3.52%, 09/07/06	1,690
		107,952

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New Jersey — 1.6%
5,745	Burlington County Bridge Commissioner, Community Pooled Loan, Series PT-1546, Rev., VAR, 3.44%, 09/05/06	5,745
6,675	Hudson County Improvement Authority, Essential Purpose Pooled Loan, Rev., VAR, LOC: Bank of New York, 3.30%, 09/07/06	6,675
7,900	Mercer County Improvement Authority, Atlantic Foundation & Johnson, Rev., VAR, MBIA, 3.36%, 09/07/06	7,900
11,600	Municipal Securities Trust Certificates, Series 2001-175, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.46%, 09/06/06	11,600
	New Jersey EDA,
4,995	Series A, GO, VAR, AMBAC, LIQ: Citibank N.A., 3.44%, 09/07/06	4,995
19,460	Series PT-2805, Rev., VAR, AMBAC, FGIC, LIQ: Dexia Credit Local, 3.43%, 09/07/06	19,460
14,495	New Jersey EDA, Merlots, Series B-14, Rev., VAR, AMBAC, 3.44%, 09/06/06	14,495
6,000	New Jersey EDA, Kenwood USA Corporate Project, Rev., VAR, LOC: Bank of New York, 3.61%, 09/07/06	6,000
9,900	New Jersey EDA, Senior Care, Bayshore Health, Series A, Rev., VAR, LOC: Krediet Bank N.V., 3.29%, 09/07/06	9,900
1,500	New Jersey Health Care Facilities Financing Authority, Meridian Health Systems, Series B, Rev., VAR, LOC: Fleet National Bank, 3.26%, 09/07/06	1,500
3,300	New Jersey Sports & Exposition Authority, State Contract, Series C, Rev., VAR, MBIA, 3.30%, 09/07/06	3,300
	New Jersey State Educational Facilities Authority,
5,450	Series PT-1597, Rev., VAR, AMBAC, 3.44%, 09/02/06	5,450
5,225	Series PT-1599, Rev., VAR, 3.44%, 09/02/06	5,225
10,170	Series SG-148, Rev., VAR, LIQ: Societe Generale, 3.43%, 09/07/06	10,170
25,840	New Jersey State Turnpike Authority, Series ROCS-RR-II-R-399, Rev., VAR, FSA, LIQ: Citibank N.A., 3.44%, 09/07/06	25,840
	New Jersey Transportation Trust Fund Authority,
57,880	Series 775-D, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	57,880
8,482	Series 941-D, Rev., VAR, FSA-CR, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	8,482
	New Jersey Transportation Trust Fund Authority, Merlots,
5,700	Series B-04, Rev., VAR, MBIA, 3.44%, 09/06/06	5,700
10,695	Series B-23, Rev., VAR, AMBAC-TCRS, Bank of New York, 3.44%, 09/06/06	10,695
16,895	New Jersey Transportation Trust Fund Authority, Unrefunded Balance, Transportation Systems, Series ROCS-RR-II-7012, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 10/13/06	16,895
		237,907
	New Mexico — 0.3%
3,200	Chaves County, IDR, Friona Industries LP, Series A, Rev., VAR, LOC: Bank of America N.A., 3.51%, 09/01/06	3,200
13,141	City of Albuquerque, Airport, Sub Lien, Rev., VAR, AMBAC, 3.39%, 09/13/06	13,141
6,405	New Mexico Finance Authority, RR-II-R-2118, Rev., VAR, AMBAC, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	6,405
	New Mexico Mortgage Finance Authority,
2,645	Series PT-1308, Rev., VAR, GNMA/FNMA/FHLMC, 3.48%, 09/01/06	2,645
2,665	Series PT-1378, Rev., VAR, GNMA/FNMA/FHLMC, 3.48%, 09/03/06	2,665
20,000	State of New Mexico, TRAN, 4.50%, 06/29/07	20,122
		48,178
	New York — 12.0%
24,795	ABN AMRO Munitops Certificate Trust, Series 2002-19, Rev., VAR, MBIA-IBC, 3.44%, 09/07/06	24,795
	Bank of New York Municipal Certificates Trust,
6,755	Rev., VAR, 3.53%, 09/07/06	6,755
13,622	Series B, Rev., VAR, 3.53%, 09/07/06	13,622
23,170	Series PA-892, Rev., VAR, 3.49%, 09/07/06	23,169
	Eclipse Funding Trust, Solar Eclipse, Metropolitan,
14,210	Series 2005-0002, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	14,210
11,525	Series 2006-0112, Rev., VAR, FSA-CR, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	11,525
10,735	Series 2006-2028, Rev., VAR, AMBAC, LIQ: U.S. Bank N.A., 3.41%, 09/07/06	10,735
46,060	Liberty Development Corp., Series PT-1416, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	46,060
31,000	Long Island Power Authority, Sub Series 7-A, Rev., VAR, MBIA, 3.30%, 09/04/06	31,000

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New York — Continued
	Long Island Power Authority, Electric Systems,
900	Series D, Rev., VAR, FSA, 3.39%, 09/13/06	900
9,995	Series PA-513-R, Rev., VAR, FSA, 3.44%, 09/05/06	9,995
4,800	Series PT-386, Rev., 3.44%, 09/01/06	4,800
	Metropolitan Transportation Authority,
20,745	Series 848-D, Rev., VAR, FGIC, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	20,745
920	Series A3, GO, VAR, XLCA, 3.37%, 09/07/06	920
15,400	Series E-1, Rev., VAR, LOC: Fortis Bank N.V., 3.39%, 09/07/06	15,400
6,700	Series PA-1042R, Rev., VAR, MBIA, 3.44%, 09/06/06	6,700
16,095	Series PT-1153, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	16,095
23,100	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., VAR, FSA, 3.33%, 09/07/06	23,100
15,005	Metropolitan Transportation Authority, EAGLE Series 2004-0041, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	15,005
11,980	Metropolitan Transportation Authority, Merlots, Series B-16, Rev., VAR, 3.44%, 09/06/06	11,980
6,420	Monroe County Airport Authority, Series PA-585, Rev., VAR, MBIA, 3.46%, 09/02/06	6,420
	Municipal Securities Trust Certificates,
1,300	Series 2000-109, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.57%, 09/06/06 (e)	1,300
7,555	Series 2001-116, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/13/06 (e)	7,555
8,600	Series 2001-122, Class A, Rev., VAR, LIQ: Bear Stearns Capital Markets, 3.44%, 09/13/06 (e)	8,600
10,160	Series 2006-262, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	10,160
20,415	Series 2006-267, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	20,415
16,725	Nassau County, TAN,
	Series A, GO, LOC: Keybank N.A., 4.50%, 10/31/06	16,760
6,800	Nassau Health Care Corp., Sub Series 2004-C3, Rev., VAR, FSA, 3.37%, 09/07/06	6,800
	New York City,
10,300	Series F-4, GO, VAR, LOC: Landesbank Hessen-Thueringen, 3.40%, 09/13/06	10,300
4,995	Series PA- 878, GO, VAR, MBIA-IBC, 3.44%, 09/06/06	4,995
30,500	Sub Series A-2, GO, VAR, LOC: Bank of America N.A., 3.35%, 09/13/06	30,500
20,550	Sub Series A-3, GO, VAR, LOC: BNP Paribas, 3.40%, 09/13/06	20,550
750	Sub Series A-4, GO, VAR, LOC: Bayerische Landesbank, 3.54%, 09/06/06	750
5,100	Sub Series A-6, GO, VAR, LOC: Helaba, 3.37%, 09/13/06	5,100
8,900	Sub Series C-2, GO, VAR, LOC: Bayerische Landesbank, 3.40%, 09/13/06	8,900
8,975	Sub Series C-4, GO, VAR, LOC: BNP Paribas, 3.35%, 09/13/06	8,975
2,000	Sub Series C-5, GO, VAR, LOC: Bank of New York, 3.33%, 09/13/06	2,000
30,000	Sub Series E-4, GO, VAR, LOC: Bank of America, N.A., 3.40%, 09/07/06	30,000
20,815	Sub Series G-2, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/13/06	20,815
14,085	Sub Series H-2, GO, VAR, LOC: Bank of New York, 3.33%, 09/13/06	14,085
7,250	Sub Series H-2, GO, VAR, LOC: Bank of Nova Scotia, 3.35%, 09/13/06	7,250
200	Sub Series H-2, GO, VAR, MBIA, 3.40%, 09/06/06	200
300	Sub Series H-2, GO, VAR, MBIA, 3.54%, 09/06/06	300
350	Sub Series H-3, GO, VAR, FSA, 3.35%, 09/06/06	350
3,860	Sub Series H-3, GO, VAR, LOC: Bank of New York, 3.40%, 09/13/06	3,860
5,100	Sub Series H-4, GO, VAR, AMBAC, 3.40%, 09/13/06	5,100
9,755	Sub Series H-5, GO, VAR, LOC: Dexia Credit Local, 3.40%, 09/13/06	9,755
1,700	Sub Series H-6, GO, VAR, MBIA, 3.32%, 09/13/06	1,700
30,000	New York City Housing Development Corp., 90 West St., Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/13/06	30,000
6,000	New York City Housing Development Corp., 155 W 21st Street, AMT, Series A , Rev., VAR, LOC: Bank of New York, 3.45%, 09/13/06	6,000
9,250	New York City Housing Development Corp., Chelsea Arms, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	9,250
12,800	New York City Housing Development Corp., La Casa Del Sol, Series VA, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/13/06	12,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New York — Continued
2,800	New York City Housing Development Corp., Mortgage, 55 Pierrepont Development, Series A, Rev., VAR, LOC: Allied Irish Bank plc, 3.45%, 09/13/06	2,800
6,950	New York City Housing Development Corp., Mortgage, Parkview Apartments, Series A, Rev., VAR, LOC: Citibank N.A., 3.45%, 09/13/06	6,950
13,800	New York City Housing Development Corp., Mortgage Urban Horizons, Series II-A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/13/06	13,800
3,070	New York City Housing Development Corp., Multi-Family Housing, Columbus Apartments, Series A, Rev., VAR, FNMA COLL AGMT, 3.37%, 09/13/06	3,070
10,900	New York City Housing Development Corp., Multi-Family Rental Housing, Tribeca Tower, Series A, Rev., VAR, FNMA COLL AGMT, 3.42%, 09/13/06	10,900
15,000	New York City Housing Development Corp., One Columbus Place Development, Series A, Rev., VAR, FNMA COLL AGMT, 3.42%, 09/13/06	15,000
10,700	New York City Housing Development Corp., Thessalonica Court, Series A, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/13/06	10,700
20,000	New York City IDA, Liberty Facilities Hanson Office, Rev., VAR, LOC: ING Bank N.V., 3.40%, 09/07/06	20,000
20,000	New York City IDA, Series PT-1458, Rev., VAR, FGIC, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	20,000
400	New York City IDA, Municipal Securities Trust Receipts, Series SGA-110, Rev., VAR, LOC: Societe Generale, 3.44%, 09/06/06	400
	New York City Municipal Water Finance Authority,
7,180	ROCS RR II R 385, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	7,180
14,500	Series PA-454, Rev., VAR, FGIC, 3.44%, 09/05/06	14,500
1,300	Sub Series F-1, Rev., VAR, 3.32%, 09/07/06	1,300
200	New York City Municipal Water Finance Authority, 2nd Generation Resolution, Series AA-3, Rev., VAR, 3.40%, 09/07/06	200
600	New York City Municipal Water Finance Authority, Municipal Securities Trust Receipts, Series SGB-27, Rev., VAR, FSA-CR, LIQ: Societe Generale, 3.43%, 09/07/06	600
	New York City Municipal Water Finance Authority, Water & Sewer Systems,
5,885	Series PA-1076, Rev., VAR, 3.46%, 09/03/06	5,885
9,895	Series PA-1085, Rev., VAR, FGIC, 3.44%, 09/03/06	9,895
	New York City Transitional Finance Authority,
8,995	Series PA-1043-R, Rev., VAR, 3.44%, 09/01/06	8,995
47,335	Sub Series 2-C, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.39%, 09/13/06	47,335
9,950	Sub Series 2-E, Rev., VAR, 3.34%, 09/13/06	9,950
	New York City Transitional Finance Authority, Future Tax Secured,
14,400	Series A-2, Rev., VAR, 3.40%, 09/13/06	14,400
1,375	Series B, Rev., VAR, 3.54%, 09/06/06	1,375
1,100	Sub Series C-5, Rev., VAR, 3.43%, 09/06/06	1,100
	New York City Transitional Finance Authority, New York City Recovery,
4,585	Sub Series 1A, Rev., VAR, LIQ: Landesbank Hessen-Thueringen, 3.40%, 09/13/06	4,585
5,210	Sub Series 3-B, Rev., VAR, 3.55%, 09/06/06	5,210
350	Sub Series 3-H, Rev., VAR, 3.43%, 09/06/06	350
	New York City Trust for Cultural Resources,
7,910	Series 162, Rev., VAR, AMBAC, LIQ: Morgan Stanley Dean Witter, 3.43%, 09/07/06	7,910
16,670	New York City Trust for Cultural Resources, Manhattan School of Music, Rev., VAR, RADIAN, 3.35%, 09/07/06	16,670
1,100	New York City Trust for Cultural Resources, Municipal Securities Trust Receipts, Series SGA-91, Rev., VAR, AMBAC, LIQ: Societe Generale, 3.57%, 09/06/06	1,100
4,300	New York City, Housing Development Corp., Multi-Family Housing, Monterey, Series A, Rev., VAR, FNMA COLL AGMT, 3.37%, 09/13/06	4,300
	New York City, Municipal Securities Trust Receipts,
9,000	Series SGA-51, GO, VAR, AMBAC, 3.44%, 09/06/06	9,000
15	Series SGB-33, GO, VAR, FSA-CR, LIQ: Societe Generale, 3.44%, 09/07/06	15
2,500	Series SGB-36, GO, VAR, AMBAC, LIQ: Societe Generale, 3.41%, 09/05/06	2,500
300	New York City, Municipal Water Finance Authority, Water & Sewer Systems, Series G, Rev., VAR, FGIC, 3.35%, 09/06/06	300
	New York Local Government Assistance Corp.,
1,700	Series B, Rev., VAR, LOC: Bank Of Nova Scotia, 3.35%, 09/13/06	1,700
16,800	Series F, Rev., VAR, LOC: Societe Generale, 3.28%, 09/13/06	16,800

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New York — Continued
7,900	Series G, Rev., VAR, LOC: Bank Of Nova Scotia, 3.32%, 09/13/06	7,900
	New York Local Government Assistance Corp., Floating Rate Receipts,
10,300	Series SG-100, Rev., VAR, MBIA-IBC, 3.43%, 09/06/06	10,300
5,500	Series SG-99, Rev., VAR, AMBAC, 3.43%, 09/06/06	5,500
8,200	New York Local Government Assistance Corp., Municipal Securities Trust Receipts, Series SGA-59, Rev., VAR, 3.57%, 09/06/06	8,200
12,350	New York Local Government Assistance Corp., Sub Lien, Series A-6V, Rev., VAR, FSA, 3.35%, 09/13/06	12,350
	New York Mortgage Agency, Homeowner Mortgage,
10,000	Series 122, Rev., VAR, AMT, 3.42%, 09/13/06	10,000
31,500	Series 125, Rev., VAR, AMT, 3.47%, 09/13/06	31,500
	New York State Dormitory Authority,
5,000	Series PA-409, Rev., VAR, AMBAC, FHA, 3.44%, 09/04/06	5,000
11,100	Series PA-419, Rev., VAR, 3.44%, 09/04/06	11,100
6,445	Series PA-773-R, Rev., VAR, MBIA-IBC, 3.44%, 09/06/06	6,445
15,470	Series PA-1088, Rev., VAR, AMBAC, FHA, 3.44%, 09/02/06	15,470
7,120	Series PA-1089, Rev., VAR, AMBAC, FHA, 3.44%, 09/02/06	7,120
35,645	Series PA-1322, Rev., VAR, FHA, LIQ: Morgan Stanley Municipal Funding, 3.43%, 09/07/06	35,645
9,770	Series PT-1447, Rev., VAR, MBIA, 3.44%, 09/05/06	9,770
6,815	Series PT-1621, Rev., VAR, MBIA, 3.44%, 09/05/06	6,815
7,945	Series PT-2240, Rev., VAR, FSA-CR, 3.44%, 09/04/06	7,945
21,000	New York State Dormitory Authority, Columbia, Series B, Rev., VAR, 3.35%, 09/07/06	21,000
	New York State Dormitory Authority, Mental Health Services,
48,330	Sub Series D2-B, Rev., VAR, FSA, 3.38%, 09/07/06	48,330
11,900	Sub Series D2-D, Rev., VAR, AMBAC, 3.40%, 09/07/06	11,900
5,000	Sub Series D2-E, Rev., VAR, 3.37%, 09/07/06	5,000
29,900	Sub Series D2-H, Rev., VAR, 3.37%, 09/07/06	29,900
4,570	New York State Dormitory Authority, New York Public Library, Series A, Rev., VAR, MBIA, 3.37%, 09/13/06	4,570
	New York State Energy Research & Development Authority,
6,000	Series C-1, Rev., VAR, LOC: Citibank N.A., 3.40%, 09/13/06	6,000
13,600	Series C-2, Rev., VAR, LOC: Citibank N.A., 3.47%, 09/13/06	13,600
10,000	New York State Energy Resources & Development Authority, Orange & Rockland Project, Series A, Rev., VAR, FGIC, LIQ: National Australia Bank, 3.32%, 09/13/06	10,000
10,450	New York State Energy Research & Development Authority, PCR, Series PA-450, Rev., VAR, AMBAC, 3.44%, 09/13/06	10,450
	New York State Environmental Facilities Corp.,
15,000	Series PA-1261, Rev., VAR, MBIA, 3.44%, 09/05/06	15,000
4,995	Series PA-174, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/04/06	4,995
	New York State Environmental Facilities Corp., Clean Water & Drinking,
11,650	PA-1165, Rev., VAR, 3.44%, 09/07/06	11,650
17,972	Series 731, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.43%, 09/07/06	17,972
8,000	New York State Housing Development Authority, 101 West End, Series 883, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/13/06	8,000
	New York State Housing Finance Agency,
34,600	Series C, Rev., VAR, LOC: Dexia Credit Local, 3.40%, 09/13/06	34,600
14,200	Series D, Rev., VAR, LOC: State Street Bank & Trust Co., 3.40%, 09/13/06	14,200
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/13/06	4,100
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Rev., VAR, LOC: FNMA, 3.42%, 09/13/06	4,200
1,900	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.40%, 09/13/06	1,900
32,700	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	32,700
8,500	New York State Housing Finance Agency, Avalon Chrystie Place Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 3.45%, 09/04/06	8,500

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	New York — Continued
5,900	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	5,900
15,500	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 3.42%, 09/13/06	15,500
11,000	New York State Housing Finance Agency, Kew Gardens Hills, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.42%, 09/13/06	11,000
20,550	New York State Housing Finance Agency, Liberty, Rev., VAR, FHLMC, LIQ: FHLMC, 3.37%, 09/13/06	20,550
7,100	New York State Housing Finance Agency, Multi-Family Housing, Series A, Rev., VAR, FNMA COLL, LIQ: FNMA, 3.42%, 09/13/06	7,100
5,695	New York State Housing Finance Agency, Parkledge Apartments, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.45%, 09/13/06	5,695
11,300	New York State Housing Finance Agency, Theater Row, Rev., VAR, FHLMC, LIQ: FHLMC, 3.43%, 09/06/06	11,300
25,000	New York State Housing Finance Agency, Tower 31 Housing, Series A, Rev., VAR, LOC: Fleet National Bank, 3.45%, 09/13/06	25,000
2,000	New York State Housing Finance Agency, Union Square South Housing, Rev., VAR, FNMA, LIQ: FNMA, 3.42%, 09/13/06	2,000
	New York State Housing Finance Agency, Victory Housing,
16,500	Series 2001-A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.43%, 09/13/06	16,500
10,000	Series 2002-A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.43%, 09/13/06	10,000
14,300	New York State Housing Finance Agency, West 23rd Street, Series A, Rev., VAR, LIQ: FNMA, 3.40%, 09/13/06	14,300
18,100	New York State Housing Finance Agency, West 33rd Street, Series A, Rev., VAR, FNMA, 3.40%, 09/13/06	18,100
15,500	New York State Housing Finance Agency, West 38 Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/13/06	15,500
3,400	New York State Housing Finance Agency, Worth Street, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	3,400
11,415	New York State Thruway Authority, Series PA-532, Rev., GO, VAR, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	11,415
35,980	New York State Thruway Authority, EAGLE, Series 720053022, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	35,980
7,190	New York State Thruway Authority, Highway & Bridge Trust Fund, Series PT-1425, Rev., VAR, FGIC, 3.44%, 09/05/06	7,190
21,625	New York State Thruway Authority, Municipal Securities Trust Receipts, Series SGA-150, Rev., VAR, LIQ: Societe Generale, 3.44%, 09/06/06	21,625
6,200	New York State Urban Development Corp., Series SG-163, Rev., VAR, 3.43%, 09/04/06	6,200
12,525	New York State Urban Development Corp., State Facilities & Equipment, Sub Series A3-A, Rev., VAR, CIFG, 3.40%, 09/07/06	12,525
18,060	Onondaga County IDA, Reference Solvay Paperboard Project, Rev., VAR, LOC: Citibank N.A., 3.50%, 09/07/06	18,060
8,075	Port Authority of New York & New Jersey, Series PT-2263, Rev., VAR, FGIC-TCRS, 3.44%, 09/06/06	8,075
6,455	Port Authority of New York & New Jersey, Trust Receipts, Series 10, Class F, Rev., VAR, FSA, 3.46%, 09/07/06	6,455
20,000	State of New York, Series B, GO, VAR, LOC: Dexia Credit Local, 3.60%, 01/16/07	20,000
18,145	Tobacco Settlement Financing Authority, TOCS, Series C, AMT, Rev., VAR, LIQ: Goldman Sachs, 3.49%, 09/07/06	18,145
	Triborough Bridge & Tunnel Authority,
8,000	Series B, Rev., VAR, FSA, 3.40%, 09/13/06	8,000
5,795	Series D, Rev., VAR, FSA, 3.34%, 09/13/06	5,795
2,350	Series M1J, Regulation D, Rev., VAR, MBIA-IBC, 3.42%, 09/13/06	2,350
12,080	Series PT-1090, Rev., VAR, MBIA-IBC, 3.44%, 09/06/06	12,080
595	Series PT-2017, Rev., VAR, MBIA, 3.44%, 09/02/06	595
2,100	Triborough Bridge & Tunnel Authority, General Purpose, Series C, Rev., VAR, AMBAC, 3.34%, 09/13/06	2,100
		1,813,893
	North Carolina — 2.5%
9,900	Buncombe County Metropolitan Sewerage District, Series PA-892, Rev., VAR, XLCA, 3.43%, 09/07/06	9,900
8,405	City of Charlotte, Series B, Rev., VAR, 3.41%, 09/07/06	8,405

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	North Carolina — Continued
10,955	City of Charlotte, Airport, Series D, Rev., VAR, MBIA, 3.39%, 09/13/06	10,955
25,000	City of Charlotte, Transit Project, TRAN, COP, VAR, 3.38%, 09/13/06	25,000
	City of Greensboro, Enterprise Systems,
2,500	Series B, Rev., VAR, 3.45%, 09/13/06	2,500
20,190	Series B, Rev., VAR, LIQ: Wachovia Bank N.A., 3.45%, 09/13/06	20,190
5,000	City of Winston-Salem, Water & Sewer Systems, Series B, Rev., VAR, 3.41%, 09/13/06	5,000
1,500	Durham, Water & Sewer Utility Systems, Rev., VAR, 3.44%, 09/06/06	1,500
	Fayetteville Public Works Commission,
8,605	Rev., VAR, FSA, 3.40%, 09/13/06	8,605
4,500	Series A, Rev., VAR, FSA, 3.40%, 09/13/06	4,500
15,565	Guilford County, Series PA-892, GO, VAR, 3.41%, 09/07/06	15,565
300	Guilford County Industrial Facilities & PCFA, IDA, Neal Manufacturing, Inc., Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	300
9,090	Henderson County, Series PA-892, COP, VAR, AMBAC, 3.45%, 09/05/06	9,090
4,800	Iredell County Public Facilities Corp., Iredell County Schools Project, Rev., VAR, AMBAC, 3.41%, 09/07/06	4,800
5,000	Mecklenburg County, Series C, GO, VAR, LIQ: Bank of America N.A., 3.45%, 09/13/06	5,000
8,530	North Carolina Capital Facilities Finance Agency, Goodwill Community Foundation Project, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	8,530
10,255	North Carolina Capital Facilities Finance Agency, Wolfpack Towers Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	10,255
8,225	North Carolina Educational Facilities Finance Agency, Elon College, Rev., VAR, LOC: Bank of America N.A., 3.45%, 09/13/06	8,225
3,995	North Carolina Housing Finance Agency, Series 2003-L44J, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.55%, 09/13/06	3,995
5,335	North Carolina Housing Finance Agency, Appalachian Student Housing, Series A, Rev., VAR, LOC: Wachovia Bank N.A., 3.44%, 09/13/06	5,335
	North Carolina Housing Finance Agency, Home Ownership,
13,350	Series 16-C, Rev., VAR, LIQ: Bank of America N.A., 3.48%, 09/13/06	13,350
10,500	Series 22-B, Rev., VAR, AMT, 3.20%, 09/13/06	10,500
6,105	North Carolina Medical Care Commission, Baptist Hospitals Project, Rev., VAR, 3.43%, 09/06/06	6,105
	North Carolina Medical Care Commission, Duke University Health System,
3,900	Series B, Rev., VAR, 3.39%, 09/13/06	3,900
3,780	Series C, Rev., VAR, 3.39%, 09/13/06	3,780
7,100	North Carolina Medical Care Commission, Firsthealth Carolinas Project, Rev., VAR, 3.40%, 09/13/06	7,100
2,400	North Carolina Medical Care Commission, Lincoln Health Systems Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	2,400
10,200	North Carolina Medical Care Commission, Moses H. Cone Memorial Hospital Project, Rev., VAR, 3.40%, 09/07/06	10,200
33,250	North Carolina Medical Care Commission, Moses Cone Health Systems, Series A, Rev., VAR, 3.41%, 09/07/06	33,250
39,150	North Carolina Medical Care Commission, Northeast Medical Center Project, Series A, Rev., VAR, 3.40%, 09/13/06	39,150
15,000	North Carolina Medical Care Commission, Union Regulation Medical Center Project, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	15,000
5,100	North Carolina Medical Care Commission., Pooled Equipment Financing Project, Rev., VAR, MBIA, 3.45%, 09/12/06	5,100
15,000	North Carolina State University at Raleigh, Series B, Rev., VAR, 3.36%, 09/13/06	15,000
7,540	Raleigh Durham Airport Authority, Rev., VAR, FGIC, 3.48%, 09/13/06	7,540
8,540	State of North Carolina, Series PT-2207, GO, VAR, 3.45%, 09/06/06	8,540
5,560	State of North Carolina, Public Improvement, Series D, GO, VAR, 3.42%, 09/13/06	5,560
13,900	Union County, Series B, GO, VAR, 3.38%, 09/07/06	13,900
16,000	University of North Carolina, Series C, Rev., VAR, 3.35%, 09/13/06	16,000
145	University of North Carolina at Chapel Hill, Series A, Rev., VAR, 3.56%, 09/01/06	145
		384,170

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	North Dakota — 0.4%
3,810	North Dakota State Housing Finance Agency, Series RR-II-R-140, Rev., VAR, LIQ: Citibank N.A., 3.48%, 09/07/06	3,810
	North Dakota State Housing Finance Agency, Home Mortgage,
16,100	Series A, Rev., VAR, 3.47%, 09/13/06	16,100
9,205	Series B, Rev., VAR, 3.47%, 09/13/06	9,205
23,220	Series C, Rev., VAR, 3.47%, 09/13/06	23,220
		52,335
	Ohio — 0.6%
6,305	Cincinnati City School District, Series RR-II-R-4049, GO, VAR, FSA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	6,305
1,750	City of Cleveland, Water and Wastewater Systems, Series M, Rev., VAR, FSA, 3.40%, 09/07/06	1,750
7,805	Franklin County, Franklin Hospital, Series ROCS-II-R-55, Rev., VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	7,805
3,700	Franklin County, Hospital, Ohio Health Corp., Series D, Rev., VAR, LOC: National City Bank, 3.40%, 09/13/06	3,700
7,800	Franklin County, Trinity Health Credit, Series C-1, Rev., VAR, FGIC, 3.43%, 09/13/06	7,800
9,000	Hamilton County, Healthcare Facilities, Twin Towers & Twin Lakes, Series A, Rev., VAR, LOC: U.S. Bank N.A., 3.61%, 09/08/06	9,000
4,396	Hamilton County, Hospital Facilities, Health Alliance, Series A, Rev., VAR, MBIA, 3.27%, 09/06/06	4,396
16,300	Montgomery County, Catholic Health, Series B-2, Rev., VAR, 3.41%, 09/13/06	16,300
7,390	Municipal Securities Trust Certificates, Series 9047, Class A, Rev., VAR, AMBAC, LIQ: Bear Stearns Capital Markets, 3.46%, 09/06/06	7,390
4,995	Ohio State Turnpike Commission,
	Series RR-II-R-51, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.45%, 09/07/06	4,995
10,200	Ohio State Water Development Authority, Multi-Modal, Water Development, Rev., VAR, LOC: Northern Trust Co., 3.45%, 09/06/06	10,200
7,755	State of Ohio, Series RR II-R-208, GO, VAR, FSA, LIQ: Citibank N.A., 3.45%, 09/07/06	7,755
		87,396
	Oklahoma — 0.4%
28,500	Oklahoma Turnpike Authority, Second Senior Lien Series B, Rev., VAR, XLCA, 3.40%, 09/07/06	28,500
9,000	Payne County EDA, OSUF Phase 3 Student Project, Series B, Rev., VAR, AMBAC, 3.44%, 09/07/06	9,000
9,600	Payne County EDA, Student Housing, OSUF Phase III Project, Rev., VAR, AMBAC, 3.43%, 09/07/06	9,600
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.42%, 09/07/06	10,490
6,500	Tulsa Industrial Authority, Justin Industries Project, Rev., VAR, LOC: Bank Of New York, 3.44%, 09/07/06	6,500
		64,090
	Oregon — 0.7%
6,000	Oregon Health & Science University, OHSU Medical Group Project, Series A, Rev., VAR, LOC: Bank of New York, 3.43%, 09/13/06	6,000
9,325	Oregon State Department of Administrative Services, Series 89, VAR, MBIA, LIQ: BNP Paribas, 3.44%, 09/04/06	9,325
5,155	Oregon State Department of Administrative Services, State Lottery, Series PT-1394, Rev., VAR, FSA, 3.45%, 09/05/06	5,155
15,000	Oregon State Housing & Community Services Department, Series I, Rev., VAR, AMT, 3.48%, 09/13/06	15,000
7,785	Oregon State Housing & Community Services Department, Department of Housing and Development, Covenant Retirement, Series A, Rev., VAR, LOC: U.S. Bank N.A., 3.50%, 09/07/06	7,785
5,000	Oregon State Housing & Community Services Department, Single-Family Mortgage Program, Series L, Rev., VAR, 3.48%, 09/13/06	5,000
12,445	Portland Housing Authority, Housing Authority, Civic Apartments, Redevelopment, Rev., VAR, FHLMC, LOC: Wells Fargo Bank, N.A., 3.46%, 09/07/06	12,445
	State of Oregon,
10,000	Series A, GO, 4.50%, 11/27/06	10,033
795	Series A-18, Regulation D, GO, VAR, 3.50%, 09/13/06	795
14,255	Series 229, Rev., VAR, 3.46%, 09/02/06	14,255
21,600	State of Oregon, Veterans Welfare, Series 83, GO, VAR, 3.43%, 09/13/06	21,600
		107,393

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Other Territory — 7.9%
	ABN AMRO Munitops Certificate Trust,
17,676	Series 1998-16, Rev., VAR, MBIA, 3.46%, 09/07/06	17,676
31,495	Series 1999-6, Rev., VAR, PSF-GTD, 3.44%, 09/07/06 (e)	31,495
10,000	Series 1999-9, Rev., VAR, PSF-GTD, 3.44%, 09/07/06 (e)	10,000
13,280	Series 2000-10, Rev., VAR, MBIA, 3.44%, 09/07/06 (e)	13,280
16,685	Series 2000-13, Class C, Rev., VAR, PSF-GTD, 3.44%, 09/07/06	16,685
9,850	Series 2001-10, GO, VAR, MBIA, 3.46%, 09/07/06	9,850
15,010	Series 2001-21, GO, VAR, MBIA, 3.46%, 09/07/06	15,010
11,000	Series 2001-26, GO, VAR, PSF-GTD, 3.45%, 09/07/06	11,000
10,310	Series 2001-27, Rev., VAR, FSA, 3.53%, 09/07/06	10,310
5,500	Series 2002-16, GO, VAR, PSF-GTD, 3.46%, 09/07/06 (e)	5,500
9,995	Series 2002-3, Rev., VAR, GNMA COLL, 3.52%, 09/07/06	9,995
4,860	Series 2002-37, Rev., VAR, FHA, GNMA COLL, 3.53%, 09/07/06	4,860
10,750	Series 2004-8, GO, VAR, AMBAC, 3.65%, 01/11/07	10,750
16,280	Series 2004-43, GO, VAR, FGIC, 3.46%, 09/07/06	16,280
22,580	ABN AMRO Munitops Certificate Trust, Multi-State, Series 2002-1, Rev., VAR, 3.57%, 09/07/06	22,580
	Clipper Tax-Exempt Certificate Trust,
28,388	Series 2002-9, COP, VAR, LIQ: State Street Bank & Trust Co., 3.56%, 09/07/06	28,388
12,243	Series 2005-15, Rev., VAR, LIQ: State Street Bank & Trust Co., 3.50%, 09/07/06	12,243
4,885	Series 2005-16, Rev., VAR, LIQ: State Street Bank & Trust Co., 3.50%, 09/07/06	4,885
1,569	Clipper Tax-Exempt Certificate Trust Partner, Series 1999-2, COP, VAR, 3.56%, 09/07/06	1,569
	Clipper Tax-Exempt Certificate Trust Partner, Multi-State,
12,395	Series 2005-30, Rev., VAR, 3.56%, 09/07/06	12,395
7,623	Series PA-892, Rev., VAR, 3.56%, 09/07/06	7,623
	Eagle Tax-Exempt Trust,
10,000	Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	10,000
17,315	Rev., VAR, MBIA, LIQ: Citibank N.A., 3.45%, 09/07/06	17,315
	Eagle Tax Exempt Trust, Weekly Option Mode,
1,230	Series 1994-4904, GO, VAR, LIQ: Citibank N.A, 3.49%, 09/07/06	1,230
2,000	Series 2000-1601, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	2,000
	Eagle Tax Exempt Trust, Weekly Partner Certificate,
6,000	Series 2000-1003, Rev., VAR, FGIC, LIQ: Citibank N.A., 3.46%, 09/07/06	6,000
14,850	Series 2000-3208, Class A, Rev., VAR, MBIA, LIQ: Citibank N.A., 3.46%, 09/07/06	14,850
5,900	Series 2001-3801, Class A, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.46%, 09/07/06	5,900
2,420	Series 2001-4303, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	2,420
10,475	Series 2001-4304, Class A, GO, VAR, PSF-GTD, LIQ: Citibank N.A., 3.46%, 09/07/06	10,475
7,000	Series 2002-0301, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	7,000
3,000	Series 2002-4302, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	3,000
13,280	MBIA Capital Corp. Tax Exempt,
	Series PL-10, Rev., VAR., MBIA, LIQ: Landesbank Hessen-Thueringen, 3.51%, 09/03/06	13,280
50,000	Medium Term Tax-Exempt Multifamily Housing Trust, Series PT-274, Rev., VAR, 3.54%, 09/15/06	50,000
8,045	Municipal Securities Pool Trust, Series SG-P-18, Rev., VAR, LIQ: Societe Generale, 3.54%, 09/04/06	8,045
11,120	Municipal Securities Pool Trust, Trust Receipts, Series SG-PG-17, Rev., VAR, LIQ: Societe Generale, 3.54%, 09/05/06	11,120
	Puttable Floating Option Tax-Exempt Receipts,
260,655	Series PPT-1, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.65%, 09/04/06	260,655
325,225	Series PPT-2, Rev., VAR, 3.65%, 09/05/06	325,225
8,500	Series PPT-12, Rev., 4.26%, 09/06/06	8,500
47,680	Series PPT-12, Rev., VAR, Merrill Lynch Capital Services, 3.54%, 09/05/06	47,680
21,005	Series PPT-16, Rev., VAR, 3.51%, 02/01/07	21,005
31,815	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A Certificates, Rev., VAR, FHLMC, LIQ: FHLMC, 3.49%, 09/05/06	31,815
	Reset Optional Certificates Trust II-R,
32,790	Series RR-II-R-12, Rev., VAR, LOC: Citigroup Financial Products, 3.51%, 09/07/06	32,790
28,800	Series RR-II-R-16, Rev., VAR, LOC: Citigroup Financial Products, 3.51%, 09/07/06	28,800

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Other Territory — Continued
9,465	SunAmerica Trust, Series 2, Class A Certificates, Rev., VAR, FHLMC, LIQ: FHLMC, 3.56%, 09/07/06	9,465
		1,200,944
	Pennsylvania — 3.4%
6,745	Allegheny County Hospital Development Authority, Series PA-748, Rev., VAR, MBIA, LIQ: Merrill Lynch Capital Services, 3.46%, 09/06/06	6,745
10,000	Allegheny County Hospital Development Authority, University of Pittsburg Medical Center, Series B-1, Rev., VAR, 3.53%, 09/07/06	10,000
8,120	Berks County IDA, Health Care-Lutheran Services, Series A, Rev., VAR, AMBAC, LIQ: Wachovia Bank N.A., 3.41%, 09/06/06	8,120
4,370	Berks County IDA, Kutztown University Foundation Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	4,370
13,380	Bucks County IDA, Law School Admission Council, Rev., VAR, LOC: Allied Irish Bank plc, 3.41%, 09/06/06	13,380
4,285	Chester County Health & Educational Facilties Authority, Barclay Friends Project, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/13/06	4,285
	City of Philadelphia,
10,000	Series 720050050, Class A, Rev., VAR, FSA, LIQ: Citibank N.A., 3.46%, 09/07/06	10,000
15,000	TRANS, GO, VAR, 4.50%, 06/29/07	15,087
340	City of Philadelphia, Gas Works, Series PA-1144, Rev., VAR, FSA, 3.44%, 09/01/06	340
4,900	City of Philadelphia IDA, 30th Street Station Project, Rev., VAR, MBIA, LIQ: Royal Bank of Scotland, 3.65%, 09/04/06	4,900
	City of Philadelphia, Water & Wastewater Systems,
16,465	Rev., VAR, FSA, 3.39%, 09/13/06	16,465
2,995	Series SG-158, Rev., VAR, FGIC, 3.44%, 09/07/06	2,995
7,865	Cornwall Lebanon School District, Series PT-2765, GO, VAR, FSA, 3.44%, 09/04/06	7,865
3,200	Delaware Valley Regional Financial Authority, Rev., VAR, LOC: National Australia Bank, 3.41%, 09/13/06	3,200
	Delaware Valley Regional Financial Authority, Local Government,
14,100	Series A, Rev., VAR, LOC: National Australia Bank, 3.41%, 09/13/06	14,100
14,400	Series D, Rev., VAR, LOC: National Australia Bank, 3.41%, 09/13/06	14,400
11,600	Emmaus General Authority, Loan Project, Series A, Rev., VAR, FSA, 3.43%, 09/07/06	11,600
4,040	Erie County Hospital Authority, Series PT-820, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	4,040
5,000	Harrisburg Authority, Water, Series A, Rev., VAR, FGIC, 3.46%, 09/07/06	5,000
9,475	Luzerne County IDA, Series RR-II-R-393, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.45%, 09/07/06	9,475
13,330	Montgomery County IDA, PCR, Exelon Corp, Rev., VAR, LOC: Wachovia Bank N.A., 3.43%, 09/06/06	13,330
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manor Apartments Project,
4,710	Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.37%, 09/07/06	4,710
1,900	Series T-2, Rev., VAR, FNMA, LIQ: FNMA, 3.37%, 09/07/06	1,900
10,000	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.37%, 09/07/06	10,000
9,890	Municipal Securities Trust Certificates, Series 2001-9022, Class A, Rev., VAR, FSA, LIQ: Bear Stearns Capital Markets, 3.46%, 09/06/06	9,890
7,000	North Wales Water Authority, Rev., VAR, FSA, 3.40%, 09/07/06	7,000
6,400	Northampton County Higher Education Authority, Lafayette College, Series A, Rev., VAR, 3.37%, 09/07/06	6,400
37,000	Octorara Area School District, GO, VAR, FSA, 3.41%, 09/07/06	37,000
7,600	Pennsylvania Convention Center Authority, Series PT-1224, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/06/06	7,600
3,475	Pennsylvania Energy Development Authority, B&W Ebensburg Project, Rev., VAR, LOC: Landesbank Hessen-Thueringen, 3.45%, 09/13/06	3,475
	Pennsylvania Higher Education Assistance Agency, Student Loan,
10,500	Series B, Rev., VAR, AMBAC, 3.48%, 09/06/06	10,500
13,250	Series C, Rev., VAR, AMBAC, 3.48%, 09/06/06	13,250
3,800	Pennsylvania Higher Educational Facilties Authority, Philadelphia University, Series B, Rev., VAR, LOC: Wachovia Bank N.A., 3.37%, 09/07/06	3,800

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Pennsylvania — Continued
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
5,730	Series 83-B, Rev., VAR, AMT, 3.43%, 09/06/06	5,730
19,865	Series 85-B, Rev., VAR, 3.43%, 09/06/06	19,865
17,000	Series 85-C, Rev., VAR, 3.43%, 09/06/06	17,000
12,800	Series 86-B, Rev., VAR, 3.42%, 09/13/06	12,800
31,355	Series 87-B, Rev., VAR, AMT, 3.45%, 09/13/06	31,355
42,000	Series 87-C, Rev., VAR, AMT, 3.45%, 09/13/06	42,000
1,820	Series 90-C, Rev., VAR, AMT, 3.45%, 09/13/06	1,820
20,370	Series 92-B, Rev., VAR, AMT, 3.46%, 09/13/06	20,370
	Pennsylvania Turnpike Commission,
12,300	Series A-3, Rev., VAR, 3.46%, 09/13/06	12,300
6,300	Series B, Rev., VAR, 3.41%, 09/07/06	6,300
12,000	Philadelphia Hospitals & Higher Education Facilities Authority, Temple University Health Services, Series C, Rev., VAR, LOC: PNC Bank N.A., 3.40%, 09/07/06	12,000
	Sayre Health Care Facilities Authority, VHR Pennsylvania Capital Financing Project,
945	Series F, Rev., VAR, AMBAC, 3.40%, 09/13/06	945
11,000	Series M, Rev., VAR, AMBAC, 3.44%, 09/06/06	11,000
	Southcentral General Authority,
10,000	Rev., VAR, AMBAC, 3.46%, 09/07/06	10,000
3,865	Rev., VAR, AMBAC, 3.39%, 09/13/06	3,865
15,000	University of Pittsburgh, University Capital Project, Commonwealth System of Higher Education, Series B, Rev., VAR, 3.42%, 09/13/06	15,000
3,700	York General Authority, Pooled Financing, Harrisburg Parking Facilities Improvements, Sub Series 96-C, Rev., VAR, FSA, 3.41%, 09/07/06	3,700
		521,272
	Rhode Island — 0.6%
10,200	Narragansett Bay Commission, Wastewater System, Series A, Rev., VAR, MBIA, 3.43%, 09/13/06	10,200
4,775	Rhode Island Clean Water Finance Agency, PCR, Series PT-1535, Rev., VAR, 3.45%, 09/05/06	4,775
3,670	Rhode Island Health & Educational Building Corp., Series PT-2253, Rev., VAR, 3.45%, 09/03/06	3,670
30,000	Rhode Island Health & Educational Building Corp., Higher Education Facilities, Brown University, Series B, Rev., VAR, 3.39%, 09/07/06	30,000
6,400	Rhode Island Health & Educational Building Corp., Hospital Financing, Newport Hospital, Rev., VAR, LOC: Fleet National Bank, 3.41%, 09/06/06	6,400
2,390	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VAR, LOC: Fleet National Bank, 3.41%, 09/06/06	2,390
13,620	Rhode Island Health & Educational Building Corp., St. George’s School, Rev., VAR, LIQ: Fleet National Bank, 3.43%, 09/13/06	13,620
800	Rhode Island Industrial Facilities Corp., Marine Terminal, Exxon-Mobil Project, Rev., VAR, 3.40%, 09/06/06	800
9,000	Rhode Island State & Providence Plantations, Series 720, GO, VAR, FGIC, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	9,000
3,830	Rhode Island State & Providence Plantations, Consolidated Capital Development Loan, Series B, GO, VAR, 3.43%, 09/13/06	3,830
8,285	State of Rhode Island, Series PT-1589, COP, VAR, MBIA, 3.45%, 09/05/06	8,285
		92,970
	South Carolina — 1.4%
16,335	ABN AMRO Munitops Certificate Trust, Series 2004-27, Rev., VAR, FGIC, 3.45%, 09/07/06	16,335
3,000	Cherokee County, IDB, Oshkosh Truck Project, Rev., VAR, LOC: Bank of America N.A., 3.55%, 09/13/06	3,000
	Greenville County School District,
1,350	Series 982, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	1,350
40,000	GO, 4.50%, 06/01/07	40,280
	Greenville Hospital System Board,
13,100	Series B, Rev., VAR, AMBAC, 3.39%, 09/07/06	13,100
10,000	Series C, Rev., VAR, AMBAC, 3.39%, 09/07/06	10,000
	Piedmont Municipal Power Agency, Electric,
10,100	Series C, Rev., VAR, MBIA, 3.43%, 09/13/06	10,100
28,250	Series C, Rev., VAR, MBIA, 3.44%, 09/13/06	28,250
34,975	Sub Series B-5, Rev., VAR, MBIA, 3.43%, 09/13/06	34,975
19,600	Sub Series B-6, Rev., VAR, MBIA, 3.43%, 09/13/06	19,600
1,200	South Carolina Educational Facilities Authority, Morris College Project, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	1,200

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	South Carolina — Continued
1,200	South Carolina Jobs & EDA, Concept Packaging Group Project, Rev., VAR, LOC: Bank of America N.A., 3.51%, 09/07/06	1,200
10,205	South Carolina Jobs & EDA, Medical University Facilities Corp. Project, Rev., VAR, LOC: Wachovia Bank N.A., 3.41%, 09/07/06	10,205
2,720	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	2,720
4,600	South Carolina Jobs & EDA, Specialty Minerals Project, Rev., VAR, LOC: Bank of New York, 3.49%, 09/06/06	4,600
5,220	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VAR, LOC: Fleet National Bank, 3.46%, 09/06/06	5,220
1,950	South Carolina Jobs & EDA, Valley Proteins, Inc., Project, Rev., VAR, LOC: U.S. Bank N.A., 3.46%, 09/07/06	1,950
6,000	South Carolina State, Series PT-1225, 3.43%, 09/02/06	6,000
2,145	South Carolina State Housing Finance & Development Authority, Reference Rent Housing Greenville, Series A, Rev., VAR, FHLMC, LIQ: FHLMC, 3.42%, 09/07/06	2,145
5,220	South Carolina State Public Service Authority, Series PT-1525, Rev., VAR, FSA, 3.45%, 09/06/06	5,220
		217,450
	South Dakota — 0.4%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
10,500	Series C-1, Rev., VAR, 3.40%, 09/07/06	10,500
5,000	Series F, Rev., VAR, 3.45%, 09/07/06	5,000
5,000	Series G, Rev., VAR, 3.45%, 09/13/06	5,000
44,000	Series I, Rev., AMT, 4.50%, 12/15/06	44,108
		64,608
	Tennessee — 2.8%
5,000	ABN AMRO Munitops Certificate Trust, Multi-State, Series 2002-25, GO, VAR, MBIA, 3.45%, 09/07/06	5,000
	Blount County Public Building Authority, Local Government Public Improvement,
1,700	Series A-1-D, Rev., VAR, AMBAC, LOC: KBC Bank N.V., 3.61%, 09/06/06	1,700
8,000	Series A-2-E, Rev., VAR, AMBAC, LOC: KBC Bank N.V., 3.61%, 09/06/06	8,000
3,160	Series A-2-H, Rev., VAR, AMBAC, LOC: KBC Bank N.V., 3.61%, 09/06/06	3,160
17,675	Series A-4-A, Rev., VAR, 3.60%, 09/06/06	17,675
5,400	Series A-8-A, Rev., VAR, AMBAC, 3.43%, 09/07/06	5,400
2,700	Series A-8-B, Rev., VAR, AMBAC, 3.43%, 09/07/06	2,700
7,300	Series D-3-A, Rev., VAR, 3.60%, 09/06/06	7,300
4,500	Series D-5-C, Rev., VAR, XLCA, 3.61%, 09/06/06	4,500
14,800	Series D-6-A, Rev., VAR, XLCA, 3.61%, 09/06/06	14,800
8,860	City of Memphis, Series RR-II-6033, GO, VAR, MBIA, LIQ: Citibank N.A., 3.45%, 09/07/06	8,860
100	City of South Pittsburg, IDB, Lodge Manufacturing Co. Project, Rev., VAR, LOC: Suntrust Bank, 3.46%, 09/06/06	100
	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund,
7,200	Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	7,200
30,000	Rev., VAR, LOC: Bank of America N.A., 3.58%, 09/06/06	30,000
3,000	Jackson IDB, Solid Waste Disposal, Florida Steel Corp. Project, Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	3,000
8,100	Loudon IDB, A.E. Staley Manufacturing Co. Project, Rev., VAR, FNMA AGMT, LOC: Wachovia Bank N.A, 3.41%, 09/07/06	8,100
14,475	Memphis Health Educational & Housing Facility Board, Watergrove Apartments Project, Rev., VAR, FHLMC, LIQ: FHLMC, 3.41%, 09/07/06	14,475
2,430	Metropolitan Government Nashville & Davidson County, Series PT-1526, Rev., VAR, AMBAC, 3.45%, 09/05/06	2,430
	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Ascension Health Credit,
50,000	Series B-1, Rev., VAR, 3.72%, 08/03/07	50,000
23,250	Series B-2, Rev., VAR, 3.40%, 01/03/07	23,250
10,800	Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Belmont University Project, Rev., VAR, LOC: Suntrust Bank, 3.40%, 09/06/06	10,800
14,400	Metropolitan Government Nashville & Davidson County, Health & Educational Facility Board, Vanderbilt University, Series B, Rev., VAR, 3.40%, 09/07/06	14,400
2,425	Metropolitan Government Nashville & Davidson County, IDB, Country Music Hall of Fame, Rev., VAR, LOC: Bank of America N.A., 3.43%, 09/07/06	2,425
3,015	Metropolitan Government Nashville & Davidson County, IDB, L&S LLC Project, Rev., VAR, LOC: Bank of New York, 3.49%, 09/07/06	3,015

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Tennessee — Continued
49,250	Montgomery County Public Building Authority, County Loan Pool, Rev., VAR, LOC: Bank of America N.A., 3.58%, 09/06/06	49,250
6,575	Montgomery County Public Building Authority, Pooled Financing, Montgomery County Loan Pool, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	6,575
	Sevier County Public Building Authority, Local Government Public Improvement,
2,850	Series C-4, Rev., VAR, AMBAC, 3.61%, 09/06/06	2,850
1,500	Series II-A-1, Rev., VAR, AMBAC, 3.43%, 09/07/06	1,500
2,500	Series II-A-2, Rev., VAR, AMBAC, 3.43%, 09/07/06	2,500
6,000	Series II-C-2, Rev., VAR, AMBAC, 3.43%, 09/07/06	6,000
835	Series II-D-3, Rev., VAR, AMBAC, 3.43%, 09/07/06	835
2,900	Series III-B-3, Rev., VAR, AMBAC, 3.43%, 09/07/06	2,900
8,800	Series III-C-5, Rev., VAR, AMBAC, 3.43%, 09/07/06	8,800
1,600	Series III-D-3, Rev., VAR, AMBAC, 3.43%, 09/07/06	1,600
2,500	Series III-E-3, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.43%, 09/07/06	2,500
12,900	Series III-F, Rev., VAR, AMBAC, LIQ: Landesbank Hessen-Thueringen, 3.43%, 09/07/06	12,900
8,000	Series VI-D3, Rev., VAR, AMBAC, 3.61%, 09/06/06	8,000
1,100	Series VI-D-4, Rev., VAR, AMBAC, 3.61%, 09/06/06	1,100
2,800	Series VI-E-4, Rev., VAR, AMBAC, 3.61%, 09/06/06	2,800
11,825	Series VI-F1, Rev., VAR, XLCA, 3.61%, 09/06/06	11,825
20,000	Shelby County Health Educational & Housing Facilities Board, Series PA-1277, Rev., VAR, 3.46%, 09/05/06	20,000
4,990	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Series PA-1277, Rev., VAR, LOC: Bank of America N.A., 3.43%, 09/07/06	4,990
31,000	TRS Trust, Series F-6, Regulation D, Rev., VAR, LIQ: Lehman Brothers, Inc., 3.52%, 09/13/06	31,000
		426,215
	Texas — 9.3%
	ABN AMRO Munitops Certificate Trust,
18,990	Series 2000-11, VAR, PSF-GTD, 3.46%, 09/07/06 (e)	18,990
17,990	Series 2005-45, Rev., VAR, 3.65%, 01/11/07	17,990
9,945	Series 2006-54, GO, VAR, PSF-GTD, 3.46%, 09/07/06	9,945
38,545	Aldine Independent School District, School Buildings, GO, VAR, PSF-GTD, 3.72%, 06/15/07	38,545
7,530	Alief Independent School District, Series PT-2767, GO, VAR, PSF-GTD, 3.45%, 09/04/06	7,530
14,575	Austin Water & Wastewater, Merlot, Series LLL, Rev., VAR., MBIA, 3.45%, 09/06/06	14,575
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VAR, FNMA, LIQ: FNMA, 3.40%, 09/06/06	9,100
	Brazos River Authority, PCR,
11,700	Series D-1, Rev., VAR, LOC: Wachovia Bank N.A., 3.45%, 09/06/06	11,700
6,545	Series PT-679, Rev., VAR, MBIA, 3.44%, 09/05/06	6,545
4,200	Brazos River Habor Navigation District, Brazoria County Environmental, Merey Sweeny LP Project, Series A, Rev., VAR, LOC: Bank of America N.A., 3.65%, 09/06/06	4,200
7,280	Carroll Independent School District, Series PT-2744, GO, VAR, PSF-GTD, LIQ: Merrill Lynch Capital Services, 3.45%, 09/04/06	7,280
48,890	City of Austin, Independent School District, Sub Lien, Rev., VAR, CIFG, 3.41%, 09/07/06	48,890
13,220	City of El Paso, Series PA-892, Rev., VAR, AMBAC, 3.45%, 09/07/06	13,220
15,070	City of Houston, Series PA-892, GO, VAR, FSA, 3.45%, 09/06/06	15,070
17,500	City of Houston, Airport Systems, Floating Rate Receipts, Series SG-149, Rev., VAR, FSA, LIQ: Societe Generale, 3.45%, 09/07/06	17,500
11,000	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VAR, AMT, FSA, 3.46%, 09/13/06	11,000
78,900	City of Katy, Independent School District, CSH Building, Series C, GO, VAR, PSF-GTD, 3.41%, 09/07/06	78,900
12,035	City of Richardson, Refinancing & Improvement, GO, VAR, 3.72%, 06/15/07	12,035
3,000	City of San Antonio, Series 1089, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Texas — Continued
	City of San Antonio, Electric & Gas,
11,190	Series SG-101, GO, VAR, LOC: Societe Generale, 3.44%, 09/05/06	11,190
9,540	Series SG-105, GO, VAR, LOC: Societe Generale, 3.44%, 09/03/06	9,540
10,505	Rev., VAR, 3.46%, 09/02/06	10,505
10,315	City of San Antonio, Electric & Gas, Municipal Securities Trust Receipts, Series SGA-48, Rev., VAR, 3.47%, 09/06/06	10,315
11,000	City of San Antonio, Systems, Junior Lien, Rev., VAR, 3.47%, 09/13/06	11,000
6,435	City of San Antonio, Water, Rev., VAR, FSA, 3.44%, 09/01/06	6,435
8,719	Collin County Housing Finance Corp., Multi-Family Housing, Preston Bend Apartments Project, Rev., VAR, FNMA, LIQ: FNMA, 3.43%, 09/13/06	8,719
19,040	Crawford Education Facilities Corp., Higher Education, Southwestern University Project, Series B, Rev., VAR, 3.37%, 09/07/06	19,040
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Flight Safety Project, Rev., VAR, 3.44%, 09/07/06	5,000
600	Dallas-Fort Worth Regional Airport, Municipal Securities Trust Receipts, Series SGA-49, Rev., VAR, MBIA, 3.60%, 09/06/06	600
11,290	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VAR, AMBAC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	11,290
5,000	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VAR, MBIA, PSF-GTD, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	5,000
5,000	Greater East Texas Higher Education Authority, Series B, Rev., VAR, LOC: State Street Bank & Trust Co., 3.46%, 09/07/06	5,000
39,350	Greater Texas Student Loan Corp., Series A, Rev., VAR, LOC: State Street Bank & Trust Co., 3.46%, 09/07/06	39,350
5,000	Harlandale Independent School District, Municipal Securities Trust Receipts, Series SGA-100, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.47%, 09/06/06	5,000
2,895	Harris County, Series RR-II-R-1029, Rev., VAR, FSA, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	2,895
9,640	Harris County Health Facilities Development Authority, Series PT-2350, Rev., VAR, 3.43%, 09/02/06	9,640
5,600	Hays Memorial Health Facilities Development Corp., Central Texas Medical Center Project, Series A, Rev., VAR, LOC: Suntrust Bank N.A., 3.41%, 09/07/06	5,600
29,245	Houston Higher Education Finance Corp., Floating Rate Receipts, Series SG-139, Rev., VAR, 3.44%, 09/07/06	29,245
28,825	Houston Independent School District, Series RR-II-R-408, GO, VAR, PSF-GTD, LIQ: Citibank N.A., 3.45%, 09/07/06	28,825
14,000	Houston Independent School District, School House, GO, VAR, PSF, 3.63%, 06/15/07	14,000
1,300	Keller Independent School District, Municipal Securities Trust Receipts, Series SGA-111, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.60%, 09/06/06	1,300
21,260	Lamar Consolidated Independent School District, School House, GO, VAR, 3.00%, 09/08/06	21,260
5,730	Leander Independent School District, Series RR-II-R-2143, GO, VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	5,730
	Lower Colorado River Authority,
19,425	Series PA-590, Rev., VAR, FSA, LIQ: Merrill Lynch Capital Services, 3.45%, 09/04/06	19,425
3,610	Series PT-1523, Rev., VAR, MBIA, 3.45%, 09/07/06	3,610
1,000	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, ExxonMobil Project, Series PA-892, Rev., VAR, 3.40%, 09/06/06	1,000
5,455	Mansfield Independent School District, Municipal Securities Trust Receipts, Series SGA-129, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.47%, 09/06/06 (e)	5,455
5,290	Mission Consolidated Independent School District, Municipal Securities Trust Receipts, Series SGA-105, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.47%, 09/06/06	5,290
9,995	Municipal Securities Trust Certificates, Series 2006-260, Class A, GO, VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	9,995
17,050	New Caney Independent School District, Floating Rate Certificates, Series SG-142, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.44%, 09/07/06	17,050

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Texas — Continued
7,820	North Central Texas Health Facility Development Corp., Series PT-1411, Rev., VAR, AMBAC, 3.45%, 09/07/06	7,820
20,000	North East Independent School District, Floater Certificates, Series SG-143, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.44%, 09/07/06	20,000
	North Texas Higher Education Authority,
23,100	Series A, Rev., VAR, AMBAC, 3.48%, 09/13/06	23,100
10,000	Series A, Rev., VAR, LOC: Lloyds TSB Bank plc, 3.48%, 09/13/06	10,000
9,000	Series C, Rev., VAR, AMBAC, 3.48%, 09/13/06	9,000
3,300	Panhandle-Plains Higher Education Authority, Inc., Student Loan, Series B, Rev., VAR, MBIA, 3.46%, 09/13/06	3,300
18,000	Pasadena Independent School District, Series A, GO, VAR, PSF-GTD, 3.41%, 09/07/06	18,000
11,735	Pharr San Juan Alamo Independent School District, Municipal Securities Trust Receipts, Series SGA-101, GO, VAR, PSF-GTD, LIQ: Societe Generale, 3.47%, 09/06/06	11,735
10,000	Rockwall Independent School District, GO, VAR, PSF-GTD, 6.45%, 11/02/06	10,049
9,000	Schertz-Seguin Local Government Corp., Texas Contract, Floating Rate Certificates, Series SG-151, Rev., VAR, FSA, LIQ: Societe Generale, 3.69%, 09/13/06	9,000
135	Southeast Texas Housing Finance Corp., Single Family Mortgage, Series 938, Rev., VAR, LIQ: Morgan Stanley Municipal Funding, 3.48%, 09/07/06	135
7,375	Southwest Independent School District, Series DB-142, GO, VAR, PSF-GTD, LIQ: Deutsche Bank, 3.44%, 09/04/06	7,375
282,300	State of Texas, TRAN, 4.50%, 08/31/07	284,854
50,000	State of Texas, College Student Loan, GO, VAR, 3.73%, 08/01/07	50,000
9,970	State of Texas, Floating Rate Certificates, Series SG-152, GO, VAR, LIQ: Societe Generale, 3.69%, 09/13/06	9,970
63,510	State of Texas, Mobility Funding, Series B, GO, VAR, 3.40%, 09/13/06	63,510
	State of Texas, Veterans’ Housing Assistance,
3,810	Series A-1, GO, VAR, LIQ: Texas State Treasurer, 3.52%, 09/13/06	3,810
8,375	Series II-A, GO, VAR, 3.46%, 09/13/06	8,375
14,260	Series II-B, GO, VAR, 3.48%, 09/13/06	14,260
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VAR, FNMA, 3.45%, 09/13/06	8,700
10,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Rev., VAR, FHLMC, LIQ: FHLMC, 3.47%, 09/07/06	10,250
5,000	Texas Department of Housing & Community Affairs, Multi-Family Housing, Post Oak East Apartments, Series A, Rev., VAR, FNMA, LIQ: FNMA, 3.47%, 09/07/06	5,000
10,100	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series B, Rev., VAR, FSA, 3.48%, 09/13/06	10,100
10,600	Texas Municipal Gas Corp, Senior Lien, Series PA-892, Rev., VAR, FSA, 3.40%, 09/06/06	10,600
62,635	Texas Small Business Industrial Development Corp., Public Facilities Capital Access, Rev., VAR, LOC: Bank of America N.A., 3.47%, 09/13/06	62,635
12,655	Texas State Affordable Housing Corp., Series 1315, Rev., VAR, MBIA, LIQ: Morgan Stanley Municipal Funding, 3.51%, 09/07/06	12,655
1,075	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, FHLMC, LIQ: FHLMC, 3.50%, 09/13/06	1,075
7,975	Travis County, Series PT-2644, GO, VAR, LIQ: Merrill Lynch Capital Services, 3.43%, 09/07/06	7,975
5,520	Trinity River Authority, RR-II-R-2006, Rev., VAR, MBIA, LIQ: Citigroup Global Markets, 3.45%, 09/01/06	5,520
	University of Texas,
5,245	Series 2003-19, Rev., VAR, LIQ: BNP Paribas, 3.43%, 09/03/06	5,245
9,055	Series PA-1194, Rev., VAR, 3.43%, 09/03/06	9,055
7,744	Victoria County Texas, Hospital, Series 959, Rev., VAR, AMBAC, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	7,743
6,000	West Harris County Regional Water Authority, Municipal Securities Trust Receipts, Series SGA-148, Rev., VAR, MBIA, LIQ: Societe Generale, 3.47%, 09/06/06	6,000
		1,411,165

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Utah — 1.5%
30,000	Central Utah Water Conservancy District, Series B, GO, VAR, AMBAC, 3.43%, 09/06/06	30,000
	Intermountain Power Agency,
33,200	Sub Series A, Rev., VAR, FGIC, 3.40%, 09/13/06	33,200
43,800	Sub Series B, Rev., VAR, FGIC, 3.43%, 09/13/06	43,800
28,560	University of Utah, Floating Rate Trust Receipts, Series N-15, Regulation D, Rev., VAR, MBIA, 3.47%, 09/13/06	28,560
	Utah Housing Corp., Single Family Mortgage,
12,500	Series E, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.49%, 09/13/06	12,500
6,870	Series E-1, Class I, Rev., VAR, 3.49%, 09/13/06	6,870
11,715	Series E-2, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.49%, 09/13/06	11,715
8,500	Series F, Class I, Rev., VAR, LIQ: Bayerische Landesbank, 3.49%, 09/13/06	8,500
	Utah Housing Finance Agency, Single Family Mortgage,
6,510	Series D-1, Rev., VAR, AMT, 3.49%, 09/13/06	6,510
4,105	Series E-1, Rev., VAR, LIQ: Bayerische Landesbank, 3.49%, 09/13/06	4,105
4,935	Series F-2, Class I, Rev., VAR, 3.49%, 09/13/06	4,935
4,800	Series W, Rev., VAR, AMBAC, 3.49%, 09/13/06	4,800
20,000	Utah State Board of Regents, Series W, Rev., VAR, AMBAC AMT, 3.48%, 09/13/06	20,000
3,400	Utah Transit Authority, Series A, Rev., VAR, LOC: Fortis Bank N.V., 3.57%, 09/06/06	3,400
		218,895
	Vermont — 0.5%
	Vermont Educational & Health Buildings Financing Agency, Hospital, VHA New England,
5,900	Series D, Rev., VAR, AMBAC, 3.40%, 09/13/06	5,900
8,300	Series G, Rev., VAR, AMBAC, 3.44%, 09/06/06	8,300
5,970	Vermont Educational & Health Buildings Financing Agency, St. Johnsbury Academy Project, Rev., VAR, LOC: Allied Irish Bank plc, 3.44%, 09/07/06	5,970
	Vermont Housing Finance Agency, Single Family Housing,
10,515	Series 21-A, Rev., VAR, FSA, 3.48%, 09/13/06	10,515
11,200	Series 22, Rev., VAR, AMT, FSA, 3.48%, 09/13/06	11,200
12,945	Series 25-A, Rev., VAR, AMT, FSA, 3.48%, 09/13/06	12,945
	Vermont Student Assistance Corp.,
10,000	Rev., VAR, AMBAC, 3.48%, 09/13/06	10,000
5,000	Rev., VAR, LOC: State Street Bank & Trust Co., 3.66%, 10/01/06	5,000
		69,830
	Virginia — 1.3%
8,000	Chesapeake Hospital Authority, Hospital Facilities, Chesapeake General Hospital, Series A, Rev., VAR, LOC: Suntrust Bank, 3.41%, 09/06/06	8,000
8,150	City of Alexandria, IDA, Pooled Loan Program, Series A, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	8,150
21,840	City of Richmond, IDA, Educational Facilities Church Schools, Rev., VAR, LOC: Suntrust Bank, 3.59%, 09/06/06	21,840
17,955	Clipper Tax-Exempt Certificate Trust Partner, Series 2005-38, Rev., VAR, 3.45%, 09/07/06	17,955
9,000	James City County, IDA, Housing Chambrel Project, Rev., VAR, FNMA, LIQ: FNMA, 3.42%, 09/07/06	9,000
21,905	Loudoun County IDA, Howard Hughes Medical, Series D, Rev., VAR, 3.44%, 09/13/06	21,905
200	Lynchburg IDA, VHA Mid Atlantic, Series G, Rev., VAR, AMBAC, 3.40%, 09/13/06	200
11,060	Municipal Securities Trust Certificates, Series 2001-130, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.60%, 09/06/06 (e)	11,060
5,000	University of Virginia, EAGLE, Series 2006-0017, Class A, Rev., VAR, LIQ: Citibank N.A., 3.46%, 09/07/06	5,000
5,731	Virginia Commonwealth Transportation Board, Series 727, Rev., VAR, LIQ: Morgan Stanley Dean Witter, 3.45%, 09/07/06	5,731
23,590	Virginia Commonwealth Transportation Board, Floating Rate Receipts, Series SG-137, Rev., VAR, LIQ: Societe Generale, 3.43%, 09/06/06	23,590
40,000	Virginia Housing Development Authority, Series D, Rev., VAR, 3.80%, 11/14/06	40,000
13,300	Virginia Public Building Authority, Series D, Rev., VAR, 3.40%, 09/07/06	13,300
4,910	Virginia Public School Authority, RR-II-R-4050, Rev., VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	4,910
5,415	Virginia Resources Authority, Infrastructure, RR-II-R-249, Rev., VAR, LIQ: Citibank N.A., 3.45%, 09/07/06	5,415
		196,056

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	Washington — 1.6%
13,040	ABN AMRO Munitops Certificate Trust, Series 2005-51, GO, VAR, FSA, 3.46%, 09/07/06	13,040
4,970	Central Puget Sound Regional Transportation Authority, Series PA-892, Rev., VAR, AMBAC, LIQ: Citibank N.A., 3.45%, 09/07/06	4,970
7,230	Central Washington University, Series PT-2251, Rev., VAR, FGIC, 3.45%, 09/04/ 06	7,230
11,145	City of Tacoma, Electric Systems, Series PT-1404, Rev., VAR, AMBAC, 3.45%, 09/04/06	11,145
1,500	Clark County Public Utility District No. 1, Municipal Securities Trust Receipts, Series SGA-118, Rev., VAR, FSA, LIQ: Societe Generale, 3.60%, 09/06/06	1,500
	Eclipse Funding Trust, Solar Eclipse,
15,545	Series 2005-0001, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	15,545
11,000	Series 2006-0009, GO, VAR, FSA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	11,000
6,995	Energy Northwest Electric, Series PT-734, Rev., VAR, MBIA, 3.44%, 09/05/06	6,995
	King County,
12,000	Series PT-1200, Rev., VAR, FSA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	12,000
11,040	Series PT-2170, GO, VAR, AMBAC, 3.45%, 09/06/06	11,040
5,275	Series RR-II-R-1028, GO, VAR, FSA, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	5,275
	Port of Seattle,
6,120	Series PT-2171, Rev., VAR, FGIC, 3.48%, 09/01/06	6,120
4,430	Series PT-728, Rev., VAR, FGIC, 3.48%, 09/05/06	4,430
8,000	Sub Lien, Rev., VAR, AMT, LOC: Fortis Bank N.V., 3.48%, 09/13/06	8,000
995	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VAR, LOC: U.S. Bank N.A., 3.47%, 09/07/06	995
4,000	Seattle Municipal Securities Trust Receipts, Series SGA-142, GO, VAR, LIQ: Societe Generale, 3.47%, 09/06/06	4,000
11,810	Seattle, Municipal Light & Power, Series PT-1421, Rev., VAR, FSA, 3.45%, 09/03/06	11,810
9,850	Skagit County Public Hospital District No. 1, RR-II-R-2126, GO, VAR, MBIA, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	9,850
6,065	Skagit County Public Hospital District No. 2, Series PT-2410, GO, VAR, MBIA, 3.45%, 09/06/06	6,065
12,300	Snohomish County Public Hospital District No. 2, Stevens Healthcare, GO, VAR, LOC: Bank of America, 3.45%, 09/13/06	12,300
3,900	Snohomish County Public Utility District No. 1, Series A-2, Rev., VAR, FSA, 3.40%, 09/13/06	3,900
16,600	Snohomish County Public Utility District No.1, Generation Systems, Series A, Rev., VAR, FSA, 3.40%, 09/13/06	16,600
44,000	Washington State Housing Finance Commission, Single Family Program, Series 1-A-S, RAN, AMT, 3.35%, 02/01/07	44,000
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.67%, 09/07/06	2,545
100	Washington State Housing Finance Commission, Non-Profit Housing, Golden Sands Project, Rev., VAR, LOC: U.S. Bank N.A., 3.65%, 09/06/06	100
300	Washington State Housing Finance Commission, Non-profit Housing, Rockwood Retirement Program, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.65%, 09/06/06	300
2,810	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VAR, LOC: Bank of America N.A., 3.58%, 09/08/06	2,810
13,360	Washington State Public Power Supply System, Project No. 3 Electric, Series 3A, Rev., VAR, MBIA, 3.40%, 09/13/06	13,360
		246,925
	West Virginia — 0.4%
3,000	Municipal Securities Trust Certificates, Series 9026, Class A, Rev., VAR, MBIA, LIQ: Bear Stearns Capital Markets, 3.47%, 09/06/06	3,000
2,815	West Virginia EDA, IDR, Gemark Services, Rev., VAR, LOC: Bank of New York, 3.49%, 09/07/06	2,815
5,765	West Virginia State Building Commission, Series PA-520, 3.46%, 09/07/06	5,765
	West Virginia State Hospital Finance Authority, VHA Mid-Atlantic/Capital,
4,000	Series C, Rev., VAR, AMBAC, 3.40%, 09/13/06	4,000
5,700	Series D, Rev., VAR, AMBAC, 3.40%, 09/13/06	5,700
5,000	Series E, Rev., VAR, AMBAC, 3.40%, 09/13/06	5,000
9,200	Series G, Rev., VAR, AMBAC, 3.44%, 09/06/06	9,200
7,100	Series H, Rev., VAR, AMBAC, 3.44%, 09/06/06	7,100

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Municipal Bonds — Continued
	West Virginia — Continued
9,670	West Virginia State Parkways Economic Development & Tourism Authority, Rev., VAR, FGIC, 3.39%, 09/13/06	9,670
		52,250
	Wisconsin — 1.2%
45,000	City of Milwaukee, RAN, Rev., 4.50%, 08/30/07	45,401
	Dane County,
6,905	Series RR-II-R-2003, GO, VAR, LIQ: Salomon Smith Barney, 3.45%, 09/07/06	6,905
5,760	Series RR-II-R-4504, GO, VAR, LIQ: Citigroup Global Markets, 3.45%, 09/07/06	5,760
	Wisconsin Housing & EDA,
15,020	Series A, Rev., VAR, 3.45%, 09/07/06	15,020
3,800	Series D, Rev., VAR, AMT, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/04/06	3,800
3,405	Series E, Rev., VAR, FSA, 3.45%, 09/13/06	3,405
3,385	Series E, Rev., VAR, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/04/06	3,385
5,225	Series F, Rev., VAR, AMT, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/13/06	5,225
4,145	Series G, Rev., VAR, AMT, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/04/06	4,145
17,745	Series H, Rev., VAR, AMT, MBIA, LIQ: Federal Home Loan Bank, 3.47%, 09/04/06	17,745
5,135	Series I, Rev., VAR, MBIA, LIQ: Federal Home Loan Bank, 3.39%, 09/04/06	5,135
	Wisconsin Housing & EDA, Home Ownership,
4,000	Series A, Rev., VAR, 3.48%, 09/13/06	4,000
8,170	Series E, Rev., VAR, 3.48%, 09/13/06	8,170
47,900	Wisconsin State Health & Educational Facilities Authority, Froedtert & Community Health, Series B, Rev., VAR, AMBAC, 3.40%, 09/07/06	47,900
10,000	Wisconsin State Health & Educational Facilities Authority, University of Wisconsin Medical Foundation, Rev., VAR, LOC: Lasalle Bank N.A., 3.42%, 09/06/06	10,000
		185,996
	Wyoming — 0.3%
45,000	Campbell County, IDR, Two Electric Power Generation Station Project, Rev., VAR, 3.55%, 11/30/06	45,000
350	Uinta County, PCR, Chevron USA, Inc., Project, Rev., VAR, 3.41%, 09/06/06	350
		45,350
	Total Municipal Bonds (Cost $13,706,542)	13,706,542
	Total Investments — 97.1% (Cost $14,708,383)*	14,708,383
	Other Assets In Excess of Liabilities — 2.9%	437,033
	NET ASSETS — 100.0%	$15,145,416

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — 14.0% (n)
	California — 1.0%
7,000	California Infrastructure & Economic Development Bank, Salvation Army Western, LOC: Bank of America N.A., 3.45%, 11/13/06	7,000
4,000	Los Angeles County Metropolitan Transportation Authority, Sales Tax Revenue,
	LOC: BNP Paribas, 3.61%, 09/01/06	4,000
15,000	San Jose Finance Authority, Series B, LOC: State Street Bank & Trust Co., 3.66%, 11/01/06	15,000
6,000	State of California, LIQ: Bank of Nova Scotia, Societe Generale, Lloyds, KBC, Royal Bank of Scotland, National Australia Bank, 3.28%, 10/16/06	6,000
		32,000
	Florida — 1.9%
8,400	City of Cape Coral, LOC: Bank of America N.A., 3.45%, 09/12/06	8,400
	Florida Local Government Authority,
5,000	Series A, LIQ: Wachovia Bank N.A., 3.45%, 09/05/06	5,000
2,500	Series B, AMT, LIQ: Wachovia Bank N.A., 3.55%, 10/02/06	2,500
	Miami Dade Airport,
14,330	Series A, AMT, LOC: BNP Paribas, Dexia, 3.48%, 09/05/06	14,330
28,733	Series A, AMT, LOC: BNP Paribas, Dexia, 3.57%, 09/06/06	28,733
3,500	Series A, AMT, LOC: BNP Paribas, Dexia, 3.60%, 09/07/06	3,500
		62,463
	Idaho — 0.1%
5,000	State of Idaho, TAN, GO, 3.65%, 06/29/07	5,032
	Indiana — 1.0%
34,000	Indiana Development Finance Authority, Solid Waste-Pure Air, AMT, LOC: Landesbank Hessen-Thueringen, 3.40%, 10/02/06	34,000
	Maryland — 1.1%
	John Hopkins Medical Center,
17,800	LOC: Wachovia Bank N.A., 3.56%, 10/02/06	17,800
19,460	LOC: Wachovia Bank N.A., 3.58%, 10/02/06	19,460
		37,260
	Michigan — 0.9%
11,420	Michigan State Building Authority, LOC: Bank of New York, State Street Bank & Trust Co., 3.60%, 11/02/06	11,420
	Michigan State Housing Authority, Multi-Family Housing,
6,000	Series A, AMT, LOC: Landesbank Hessen-Thueringen, 3.60%, 12/05/06	6,000
6,600	Series A, AMT, LOC: Landesbank Hessen-Thueringen, 3.73%, 10/05/06	6,600
5,400	University of Michigan, 3.52%, 11/01/06	5,400
		29,420
	Minnesota — 3.1%
59,825	University of Minnesota, 3.60%, 10/02/06	59,825
41,500	Rochester Health Care, Mayo Clinic, Series D, LIQ: Wells Fargo, 3.60%, 10/02/06	41,500
		101,325
	Nevada — 1.2%
	Las Vegas Valley Water District,
9,900	Series 2004-B, GO, LIQ: BNP Paribas, Lloyds, 3.55%, 10/23/06	9,900
12,400	Series 2004-B, GO, LIQ: BNP Paribas, Lloyds, 3.57%, 10/04/06	12,400
17,000	Series 2004-B, GO, LIQ: BNP Paribas, Lloyds, 3.58%, 10/02/06	17,000
		39,300
	Ohio — 0.7%
	Cuyahoga County Health, Cleveland Clinic,
4,200	LIQ: Bank of America N.A., 3.55%, 11/08/06	4,200
11,000	LIQ: Bank of America N.A., 3.65%, 11/06/06	11,000
8,500	Ohio State University, 3.63%, 09/18/06	8,500
		23,700
	Tennesse — 1.2%
14,425	State of Tennessee, Series 2000-A, 3.58%, 11/09/06	14,425
24,700	Vanderbilt University, Series A, 3.60%, 10/04/06	24,700
		39,125
	Texas — 1.8%
15,000	Texas Municipal Power Agency, LIQ: Bayerische Landesbank, 3.65%, 10/10/06	15,000
	Texas Public Finance Authority,
8,000	3.36%, 10/05/06	8,000
12,400	3.62%, 11/06/06	12,400
23,000	University of Texas, 3.55%, 10/10/06	23,000
		58,400

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   57

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Paper — Continued
	Washington — 0.0% (g)
1,500	Metropolitan Washington Airports Authority, Series 2005-A, AMT, LOC: Bank of America N.A., 3.70%, 11/01/06	1,500
	Total Commercial Paper (Cost $463,525)	463,525
Daily Demand Notes — 15.2%
	California — 2.8%
	California Housing Finance Agency, Multi-Family Housing,
19,750	Series A, Rev., VAR, AMT, 3.61%, 09/01/06	19,750
2,435	Series A, Rev., VAR, AMT, LIQ: Helaba 3.62%, 09/01/06	2,435
	California Housing Finance Agency, Home Mortgage,
15,000	Series F, Rev., VAR, AMT, 3.59%, 09/01/06	15,000
31,095	Series H, Rev., VAR, AMT, 3.61%, 09/01/06	31,095
5,000	Series U, Rev., VAR, AMT, INS: FSA, LIQ: Dexia Credit Local, 3.61%, 09/01/06	5,000
6,200	California Rural Home Mortgage Finance Authority, Series A, Rev., VAR, AMT, 3.62%, 09/01/06	6,200
1,780	California State Department of Water Resources, Sub Series F-5, Rev., VAR, LOC: Citibank N.A., 3.48%, 09/1/06	1,780
11,800	Regional Airports Improvement Corp., Los Angeles International Airport, Rev., VAR, LOC: Societe Generale, 3.64%, 09/01/06	11,800
1,035	Southern California Home Financing Authority, Series A, Rev., VAR, AMT, 3.62%, 09/01/06	1,035
		94,095
	Indiana — 0.0% (g)
380	City of Whiting, Environmental Facilities, Amoco Oil Co. Project, Rev., VAR, 3.65%, 09/01/06	380
	Kentucky — 1.3%
41,635	Louisville & Jefferson County, Regional Airport Authority, UPS Worldwide Forwarding, 3.63%, 09/01/06	41,635
	Louisiana — 1.5%
	City of Plaquemines Parish, Environmental Facilities, BP Exploration & Oil Project,
9,500	Rev., VAR, AMT, 3.65%, 09/01/06	9,500
15,575	Rev., VAR, AMT, 3.67%, 09/01/06	15,575
23,400	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VAR, AMT, 3.67%, 09/01/06	23,400
		48,475
	Michigan — 2.9%
	Michigan State Hospital Finance Authority, Trinity Health Credit,
345	Series E, Rev., VAR, LIQ: Bank of Nova Scotia, 3.57%, 09/01/06	345
4,035	Series F, Rev., VAR, LIQ: Bank of Nova Scotia, 3.60%, 09/01/06	4,035
	Michigan State Housing Development Authority,
58,250	Series A, Rev., VAR, AMT, INS: FSA, 3.63%, 09/01/06	58,250
27,675	Series C, Rev., VAR, AMT, INS: FSA, 3.63%, 09/01/06	27,675
7,025	University of Michigan, Medical Services Plan, Series A-1, Rev., VAR, 3.45%, 09/01/06	7,025
		97,330
	Nevada — 0.1%
2,500	Clark County, IDR Cogeneration Association, Project—2, Series 2, Rev., VAR, AMT, LOC: ABN AMRO Bank N.V., LIQ: State Street Bank & Trust Co., 3.65%, 09/01/06	2,500
	Ohio — 3.3%
4,355	Ohio Air Quality Development Authority, Pollution Control, Series C, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.43%, 09/01/06	4,355
8,415	Ohio State Water Development Authority, First Energy Generation Corp., Series A, Rev., VAR, LOC: Barclays Bank plc, 3.57%, 09/01/06	8,415
20,500	Ohio State Water Development Authority, Ohio Edison Co. Project, Series 1998-BP, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.64%, 09/01/06	20,500
1,600	State of Ohio, BP Chemical, Inc. Project, Series 2002-BP, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06,	1,600
38,630	State of Ohio, Solid Waste, BP Exploration & Oil Project, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	38,630
5,530	Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	5,530
18,380	State of Ohio, Solid Waste, BP Products North America, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	18,380
8,565	Series 2002B-BP, Rev., VAR, AMT, GTY: BP North America, 3.64%, 09/01/06	8,565
5,000	University of Toledo, Rev., VAR, INS: FGIC, 3.57%, 09/01/06	5,000
		110,975

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Daily Demand Notes — Continued
	Oregon — 0.5%
16,700	Port of Portland, Horizon Air Insurance, Inc. Project, Rev., VAR, SO, LOC: Bank of America N.A., 3.64%, 09/01/06	16,700
	Tennessee — 0.6%
3,675	Clarksville Public Building Authority,
	Rev., LOC: Bank of America N.A., 3.58%, 09/01/06	3,675
15,000	Montgomery County Public Building Authority, County Loan Pool, Rev., VAR, LOC: Bank of America N.A., 3.58%, 09/01/06	15,000
		18,675
	Texas — 0.9%
11,000	Gulf Coast Waste Disposal Authority, Amoco BP Chemical Project, Series B, Rev., VAR, 3.65%, 09/01/06	11,000
1,700	Gulf Coast, IDA, BP Global Power Corp. Project, Rev., VAR, AMT, 3.65%, 09/01/06	1,700
17,500	Lower Neches Valley Authority Industrial Development Corp., Exempt Facilities, Sub Series B-2, Rev., VAR, 3.45%, 09/01/06	17,500
		30,200
	Utah — 0.1%
2,200	Utah Transit Authority, Sub Series A, Rev., VAR, 3.57%, 09/01/06	2,200
	Virginia — 0.4%
	King George County IDA, Birchwood Power Partners,
10,400	Series A, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.65%, 09/01/06	10,400
4,200	Series B, Rev., VAR, AMT, LOC: Bank of Nova Scotia, 3.65%, 09/01/06	4,200
		14,600
	Washington — 0.8%
16,325	Port Bellingham Industrial Development Corp., Atlantic Richfield Project, Series PA-892, Rev., VAR, 3.65%, 09/01/06	16,325
10,400	Port Bellingham Industrial Development Corp., BP West Coast Products LLC, Rev., VAR, LIQ: Bank of America N.A., 3.65%, 09/01/06	10,400
		26,725
	Total Daily Demand Notes (Cost $504,490)	504,490
Monthly Demand Notes — 0.2%
	New Jersey — 0.2%
5,000	New Jersey Economic Development Authority, Union Ave. Association Project, VAR, LOC: Bank of America N.A., 3.85%, 09/02/06 (Cost $5,000)	5,000
Municipal Bonds — 12.8%
	Arizona — 1.0%
31,560	Phoenix Civic Improvement Corp, Series 1122, Rev., VAR, INS: MBIA, LIQ: Morgan Stanley Municipal Funding, 3.45%, 09/07/06	31,560
	California — 0.8%
11,000	City of Oakland, TRAN, 4.50%, 07/17/07	11,075
13,000	County of Los Angeles, Series A, Rev., TRAN, 4.50%, 06/29/07	13,103
		24,178
	Colorado — 2.7%
15,000	Colorado Housing & Finance Authority, Series 1-B-5, Rev., AMT, 13.85%, 06/01/07	15,000
65,000	Colorado State Education Loan Program, Series A, Rev., TRAN, 4.50%, 08/03/07	65,405
8,730	Summit County School District No. 1, GO, TAN, 4.50%, 06/29/07	8,794
		89,199
	Indiana — 0.9%
17,000	Indiana Health Facility Financing Authority, Series A-2, Rev., VAR, 3.62, 06/01/07,	17,000
12,900	Indiana Housing & Community Development Authority, Series A-2, Rev., VAR, INS: GNMA/FNMA COLL, 3.55%, 09/29/06	12,900
		29,900
	Iowa — 0.5%
	Iowa State School Cash Anticipation Program,
7,000	Series A, VAR, LIQ: FSA, 4.50%, 06/28/07	7,044
10,000	Series B, VAR, LIQ: FSA, 4.50%, 01/26/07	10,050
		17,094
	Maine — 0.1%
5,000	Maine State Housing Authority, Series F, Rev., VAR, AMT, 3.65%, 09/12/06	5,000
	Michigan — 1.2%
21,000	City of Detroit, Sewer Disposal, Second Lien, Series E, Rev., VAR, FGIC, 3.78%, 07/12/07	21,000
20,000	State of Michigan, Series A, GO, 4.50%, 09/29/06	20,019
		41,019

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   59

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New Mexico — 0.3%
9,000	State of New Mexico, Rev., TRAN, 4.50%, 06/29/07	9,056
	Ohio — 1.1%
	City of Lakewood,
2,313	Series A, GO, BAN, 4.50%, 06/14/07	2,327
2,090	Series B, GO, BAN, 4.50%, 10/12/06	2,092
16,445	City of Stow, GO, 4.50%, 05/10/07	16,534
	University of Cincinnati,
5,000	Rev., BAN, 4.50%, 05/10/07	5,023
11,965	Series C, Rev., BAN, 4.50%, 03/28/07	12,028
		38,004
	Oklahoma — 0.3%
10,465	Canadian County Home Finance Authority, Single Family Housing, Series A, VAR, AMT, 5.29%, 04/25/07	10,466
	Other Territory — 1.0%
	Federal Home Loan Mortgage Corp., Multi-Family VRD Certificates,
10,816	Series 2003-M001, Class A, VAR, AMT, GTY: FHLMC, 3.51%, 09/07/06	10,816
11,718	Series 2003-M002, Class A, AMT, 3.56%, 09/07/06	11,718
10,749	Series M008, Class A, AMT, 3.78%, 09/07/06	10,749
		33,283
	Pennsylvania — 0.5%
8,000	City of Philadelphia, Series A, GO, TRAN, 4.50%, 06/29/07	8,047
9,000	Philadelphia School District, Series A, GO, TRAN, LOC: Bank of America N.A., 4.50%, 06/29/07	9,051
		17,098
	South Dakota — 0.2%
5,000	South Dakota Housing Development Authority, Ownership Mortgage, Series I, GO, AMT, 4.50%, 12/15/06	5,011
	Texas — 2.1%
4,000	County of Harris, GO, TAN, 4.50%, 02/28/07	4,019
50,000	State of Texas, GO, TRAN, 4.50%, 08/31/07	50,455
14,505	State of Texas, College Student Loan, GO, VAR, 3.73%, 08/01/07	14,505
		68,979
	Wisconsin — 0.1%
5,000	Waukesha School District, GO, TRAN, 4.50%, 08/22/07	5,042
	Total Municipal Bonds (Cost $424,889)	424,889
Weekly Demand Notes — 57.8%
	Alabama — 0.2%
7,195	Alabama Housing Finance Authority, Multi-Family Housing, Series F17J, Rev., VAR, AMT, LIQ: Lehman, Liquidity Co., LOC; Lehman Liquidity Co., 3.57%, 09/06/06	7,195
	Arkansas — 0.4%
3,130	Arkansas Development Finance Authority, Semco, Inc. Project, Rev., VAR, AMT, LOC: Bank of America N.A., 3.51%, 09/07/06	3,130
8,500	Osceola Solid Waste District, Plum Point Energy Association LLC Project, Rev., VAR, AMT, LOC: Credit Suisse First Boston, 3.43%, 09/07/06	8,500
		11,630
	California — 2.1%
4,200	Abag Finance Authority for Nonprofit Corps, Paragon Apartments, Series A, Rev., VAR, LOC: Comerica Bank, 3.46%, 09/07/06 (m)	4,200
13,000	California Housing Finance Agency, Home Mortgage, Series M, Rev., AMT, VAR, 3.45%, 09/06/06	13,000
8,000	California Statewide Communities Development Authority, Northwest Gateway Apartments, Series C, Rev., VAR, AMT, LOC: Societe Generale, 3.44%, 09/06/06	8,000
12,540	Golden State Tobacco Securitization Corp., Series 8Z, Rev., VAR, INS: AMBAC, 3.47%, 09/07/06	12,540
2,995	Goldman Sachs Pool Trust, Series 34, Rev., VAR, LIQ: Goldman Sachs, 3.51%, 09/01/06	2,995
14,910	Lehman Brothers Pooled Municipal Trust Receipts, Series L25U, Rev., Regulation D, VAR, INS: AMBAC, LIQ: Lehman Liquidity Co., 3.40%, 09/06/06	14,910
7,000	Municipalities Trust Certificates, Series 3001, Class A, Rev., VAR, INS: MBIA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	7,000
6,000	Southern California Home Financing Authority, Series B, Rev., AMT, VAR, LIQ: BNP Paribas, 3.44%, 09/03/06	6,000
		68,645

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Colorado — 3.3%
1,100	City of Colorado Springs, YMCA of Pikes Peak Regular Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/07/06	1,100
4,930	City of Erie, Finance Corp., COP, VAR, LOC: Keybank N.A., 3.46%, 09/06/06	4,930
2,000	Colorado Housing & Finance Authority, Multi-Family Housing, Grant, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/07/06	2,000
	Colorado Housing & Finance Authority, Single Family Mortgage,
23,200	Series A2, Rev., VAR, AMT, LIQ: Dexia Public Finance Bank, 3.49%, 09/06/06	23,200
10,000	Series A3, Rev., VAR, AMT, LIQ: Dexia Public Finance Bank, 3.49%, 09/06/06	10,000
	Denver City & County Airport,
12,600	Series A, Rev., VAR, AMT, INS: CIFG, LIQ: Bayerische Landsbank, 3.47%, 09/06/06	12,600
8,500	Series B, Rev., VAR, AMT, INS: CIFG, LIQ: Bayerische Landsbank, 3.45%, 09/06/06	8,500
9,400	Series C, Rev., VAR, AMT, LOC: Societe Generale, 3.44%, 09/06/06	9,400
10,820	Denver City & County, Merlots, Series A-61, Rev., VAR, INS: FGIC, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	10,820
7,000	Denver City & County, Wellington E Web, Series 2003-C3, COP, VAR, INS: AMBAC, LIQ: Dexia Public Finance Bank, 3.40%, 09/06/06	7,000
3,500	Harvest JCT Metropolitan District, Rev., VAR, LOC: U.S. Bank N.A., 3.42%, 09/07/06	3,500
2,455	Mesa County, Goodwill Industries, Colorado Springs, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/07/06	2,456
	Public Highway Authority,
6,100	Series E-470, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.48%, 09/06/06	6,100
3,021	Series E-470, Rev., VAR, INS: MBIA, LIQ: Goldman Sachs, 3.48%, 09/07/06	3,021
5,690	Westminster Economic Development Authority, Mandalay Gardens Urban, Rev., VAR, LOC: Depfa Bank plc, 3.40%, 09/07/06	5,690
		110,317
	Delaware — 2.5%
	Goldman Sachs Pool Trust,
45,445	Series 19, Rev., VAR, LIQ: Goldman Sachs, 3.54%, 09/07/06	45,445
19,878	Series 24, Rev., VAR, LIQ: Goldman Sachs, 3.51%, 09/07/06	19,878
7,000	Series 35, Rev., VAR, LIQ: Goldman Sachs, 3.54%, 09/07/06	7,000
6,445	Series 56, Rev., VAR, LIQ: Goldman Sachs, 3.51%, 09/07/06	6,445
5,600	New Castle County, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.47%, 09/07/06	5,600
		84,368
	District of Columbia — 0.5%
7,350	District of Columbia, Multi-Modal, American University, Rev., VAR., 3.45%, 09/06/06	7,350
8,835	Metropolitan Washington, D.C. Airports Authority, Series 2006-148, Rev., VAR, INS: MBIA, LIQ: BNP Paribas, 3.48%, 09/07/06	8,835
		16,185
	Florida — 3.0%
21,171	Clipper Tax-Exempt Certificate Trust, Series 2005-40, Rev., VAR, AMT, 3.49%, 09/07/06	21,171
5,000	Collier County Industrial Development Authority, Allete, Inc. Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.45%, 09/07/06	5,000
11,000	Highlands County, Health Facilities Authority, Adventist Health System, Series C, Rev., VAR, 3.44%, 09/07/06	11,000
4,100	Miami-Dade County, Series 1415, Rev., VAR, INS: CIFG, LIQ: Morgan Stanley Municipal Funding, 3.48%, 09/07/06	4,100
9,300	Miami-Dade County Health Facilities Authority, Hospital Revenue, Series PT721, Rev., VAR, INS: AMBAC, 3.44%, 09/05/06	9,300
4,930	North Broward Hospital District, Series B, Rev., VAR, INS: CIFG, 3.40%, 09/06/06	4,930
5,900	Orlando & Orange County Expressway Authority, Series B-2, SUB, Rev., VAR, INS: AMBAC, 3.38%, 09/07/06	5,900
4,855	Palm Beach County Housing Development Corp., Caribbean Villas, Rev., VAR, AMT, INS: FNMA COLL, 3.47%, 09/07/06	4,855
5,500	Palm Beach County, Zoological Society, Inc., Project, Rev., VAR, AMT, LOC: Northern Trust Co., 3.43%, 09/07/06	5,500
27,720	Tampa Bay Water Utility System Revenue, Series PT-3505, Rev., VAR, INS: FGIC, LIQ: Dexia Credit Local, 3.44%, 09/07/06	27,720
		99,476

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Georgia — 1.0%
4,925	Atlanta Urban Residential Finance Authority, Series PT-3469, Rev., VAR, 3.54%, 09/02/06	4,925
11,685	Atlanta Urban Residential Finance Authority, Multi-Family Housing, Rev., VAR, 3.50%, 09/07/06	11,685
17,425	Gulf Coast Waste Disposal Authority, Sub Series B, Rev., VAR, GO, LOC: Landesbank Hessen-Thueringen, 3.35%, 09/07/06	17,425
		34,035
	Illinois — 2.6%
	Chicago Board of Education,
7,465	Series A47, GO, VAR, INS: FGIC, 3.45%, 09/06/06	7,465
23,835	Series PT-2931, GO, VAR, INS: AMBAC, LIQ: Dexia Credit Local, 3.44%, 09/07/06	23,835
15,000	Chicago Housing Authority, Series PT-3503, Rev., VAR, INS: FSA, 3.45%, 09/07/06	15,000
	Chicago O’Hare International Airport, Merlots,
5,570	Series A35, Rev., VAR, INS: AMBAC, 3.50%, 09/06/06	5,570
10,000	Series 2001-B6, Rev., VAR, AMT, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	10,000
2,871	Chicago O’Hare International Airport, Second Lien, Series B, Rev., VAR, AMT, LOC: Societe Generale, 3.50%, 09/06/06 (m)	2,871
5,000	City of Carol Stream, Multi-Family Housing, Charles Square, Rev., VAR, INS: FNMA COLL, 3.54%, 09/06/06	5,000
7,400	Illinois Housing Development Authority, Housing Pheasant Ridge/Hunter, Rev., VAR, AMT, LOC: Lasalle Bank N.A., 3.51%, 09/07/06	7,400
6,610	Metropolitan Pier & Exposition Authority, Series PZ-44, Rev., VAR, INS: MBIA, LIQ: Merrill Lynch Capital Services, 3.48%, 09/02/06	6,610
2,730	Will & Kankakee County Regional Development Authority, Realty, Series A, Rev., VAR, LOC: PNC Bank N.A., 3.53%, 09/07/06	2,730
		86,481
	Indiana — 1.3%
6,500	City of Hammond, Sewer & Solid Waste, Cargill, Inc., Project, Rev., VAR, AMT, 3.48%, 09/6/06	6,500
1,700	City of Indianapolis EDR, Roth Co., Inc. Project, Series 1999, Rev., VAR, AMT, LOC: Comerica Bank, 3.80%, 09/06/06	1,700
900	City of Jasper, EDR, Best Charis, Inc., Project, Rev., VAR, AMT, LOC: PNC Bank Kentucky, Inc., 3.49%, 09/07/06	900
7,500	City of Marion, Wesleyan University Project, Rev., VAR, LOC: Bank of America N.A., 3.41%, 09/07/06	7,500
3,565	Indiana Health Facility Financing Authority, Mary Sherman Hospital, Series 98, Rev., VAR, LOC: Fifth Third Bank, 3.44%, 09/07/06	3,565
	Indianapolis Local Public Improvement Bond Bank, Water Works Project,
3,810	Series H, Rev., VAR, AMT, INS: MBIA, LIQ: Delfa Bank, 3.41%, 09/07/06	3,810
8,155	Series Z7, Rev., VAR, INS: AMBAC, LIQ: Goldman Sachs, 3.48%, 09/05/06	8,155
9,575	Vanderburgh County, Multi-Family Housing, Arbors Apartment Project, Rev., VAR, AMT, LOC: Laselle Bank N.A., 3.51%, 09/07/06	9,575
		41,705
	Iowa — 0.4%
14,910	Iowa Finance Authority, Private School Facilities, Regis School, Rev., VAR, LOC: Allied Irish Bank plc, 3.47%, 09/07/06	14,910
	Kansas — 0.2%
5,365	City of Independence, Limited Obligation, Matcor Metals, Inc. Project, Series A, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	5,365
	Louisiana — 0.2%
6,250	Louisiana Public Facilities Authority, Air Products & Chemical Project, Rev., VAR, 3.50%, 09/06/06	6,250
	Maryland — 0.7%
4,270	Carriol County, Fairhaven & Copper Ridge, Series A, Rev., VAR, LOC: Branch Banking & Trust, 3.42%, 09/07/06	4,270
15,000	Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare, Series A, Rev., VAR, LOC: Fifth Third Bank, 3.40%, 09/07/06	15,000
4,000	Montgomery County Housing Opportunities Commission, The Grand-Issue I, Rev., VAR, INS: FNMA, LIQ: FNMA, 3.47%, 09/06/06	4,000
		23,270

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — 3.2%
8,320	ABN AMRO Munitops Certificate Trust, Series 2004-44, GO, VAR, INS: MBIA, 3.45%, 09/07/06	8,320
3,070	City of Dearborn, Economic Development Corp., Limited Obligation, Henry Ford Village, Rev., VAR, LOC: Comerica Bank, 3.48%, 09/07/06	3,070
3,615	City of Detroit, Series 64, Rev., VAR, INS: FGIC, LIQ: Goldman Sachs, 3.45%, 09/07/06	3,615
6,750	Kentwood Economic Development Corp., Limited Obligation, Holland, Series B, Rev., VAR, LOC: Laselle Bank N.A., 3.45%, 09/07/06	6,750
600	Michigan Higher Education Student Loan Authority, Series XII-B, Rev., VAR, INS: AMBAC, LIQ: Kredietbank, 3.46%, 09/06/06	600
3,000	Michigan State Building Authority, Floater Certificates, Series 517X, Rev., VAR, INS: FSA, LIQ: Morgan Stanley, 3.45%, 09/07/06	3,000
3,140	Michigan State Hospital Finance Authority, Southwestern Rehab Hospital, Rev., VAR, LIQ: Fifth Third Bank, 3.44%, 09/07/06	3,140
8,400	Michigan State Housing Development Authority, Series B, VAR, AMT, 3.52%, 09/06/06	8,400
2,650	Michigan Strategic Fund, JEB Property LLC Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	2,650
2,630	Michigan Strategic Fund, JG Kern Enterprises, Inc., Rev., VAR, AMT, LOC: ABN AMRO Bank N.V., 3.50%, 09/07/06	2,630
1,250	Michigan Strategic Fund, Saginaw Products Corp. Project, Rev., VAR, AMT, LOC: Comerica Bank 3.57%, 09/07/06	1,250
2,540	Michigan Strategic Fund, Sterling Die & Engineering, Rev., VAR, AMT, LOC: Comerica Bank, 3.57%, 09/07/06	2,540
6,420	Roaring Fork Municipal Products LLC, Series 2006-9, Class A, INS: FSA, 3.48%, 09/07/06	6,420
4,220	State of Michigan, Series A, GO, VAR, LIQ: Lehman Liquidity Co., 3.42%, 09/06/06	4,220
3,520	University of Michigan, Hospital, Series A, Rev., VAR, 3.45%, 09/06/06	3,520
14,190	Wayne Charter County Airport, Detroit Metropolitan County, Series A, Rev., VAR, AMT, INS: AMBAC, LOC: Bayerische Landesbank, 3.44%, 09/06/06	14,190
31,255	Wayne Charter County, Detroit Metropolitan, Wayne Charter Airport, Junior Lien, Rev., VAR, AMT, INS: FSA, LOC: Bayerische Landesbank, 3.46%, 09/01/06	31,255
		105,570
	Minnesota — 1.2%
10,145	City of Minneapolis, GO, VAR, 3.27%, 09/07/06	10,145
28,800	City of Minneapolis, Guthrie Theater Project, Series A, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.27%, 09/07/06	28,800
		38,945
	Mississippi — 0.5%
9,553	Mississippi Development Bank, Gas Authority, Natural Gas Project, Rev., VAR, 3.42%, 09/07/06	9,553
8,280	Mississippi Development Bank, Series PT-1494, Rev., SO, VAR, INS: FSA, 3.45%, 09/02/06	8,280
		17,833
	Missouri — 1.0%
	Missouri Higher Education Loan Authority,
15,000	Series A, Rev., VAR, INS: MBIA, 3.46%, 09/07/06	15,000
4,900	Series E, Rev., VAR, INS: MBIA, 3.49%, 09/07/06	4,900
5,430	Missouri Housing Development Commission, Single Family Mortgage, Certificates Macon Trust, Series 2002-K, Rev., VAR, AMT, INS: GNMA/FNMA, 3.49%, 09/02/06	5,430
6,630	Municipal Securities Trust Certificates, Series 2005-236, Class A, Rev., VAR, INS: AMBAC, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	6,630
		31,960
	Montana — 0.1%
4,270	Montana Board of Housing, Single Housing Mortgage, Certificates Macon Trust, Series 2002-L, Rev., VAR, AMT, LOC: Bank of America N.A., 3.54%, 09/03/06	4,270
	Nebraska — 0.8%
1,253	American Public Energy Agency, Series A, Rev., VAR, 3.42%, 09/06/06	1,253
8,121	American Public Energy Agency, National Public Gas Agency Project, Series A, Rev., VAR, 3.42%, 09/07/06	8,121
17,500	Nebraska Investment Finance Authority, Series B, Rev., VAR, INS: GNMA/FNMA/FHLMC, 3.49%, 09/06/06	17,500
		26,874

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   63

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New Jersey — 0.9%
10,690	Municipal Securities Trust Certificates, Series 2006-3014, Class A, Rev., VAR, INS: FSA, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	10,690
10,030	New Jersey Environmental Infrastructure Trust, Rev., VAR, LOC: Wachovia Bank N.A., 3.37%, 09/07/06	10,030
8,515	New Jersey Transportation Trust Fund Authority, Series 10Z, Rev., VAR, INS: FSA, LIQ: Goldman Sachs, 3.47%, 09/07/06	8,515
		29,235
	New York — 1.2%
10,000	Long Island Power Authority,
	Series PA-1150, Rev., VAR, INS: CIFG, LIQ: Merrill Lynch Capital Services 3.44%, 09/04/06	10,000
	Metropolitan Transportation Authority,
4,000	Series PA-1077, Rev., VAR, INS: FSA, LIQ: Merrill Lynch Capital Services, 3.44%, 09/01/06	4,000
7,175	Series PT-1547, Rev., VAR, FGIC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/05/06	7,175
10,000	New York City Housing Development Corp., Atlantic Court Apartments, Series A, Rev., VAR, AMT, INS: FHLMC, LIQ: FHLMC 3.42%, 09/06/06	10,000
10,000	Tobacco Settlement Financing Authority, TOCS, Series D, Rev., VAR, LIQ: Goldman Sachs, 3.49%, 09/06/06	10,000
		41,175
	North Carolina — 3.0%
15,000	City of Cape Coral, 3.50%, 09/12/06	15,000
6,200	City of Charlotte, Governmental Facilities, Series F, COP, 3.41%, 09/7/06	6,200
20,680	North Carolina Capital Facilities Finance Agency, NCA&T University Foundation Project, Series B, Rev., VAR, INS: RADIAN, LIQ: Wachovia Bank N.A., 3.46%, 09/06/06	20,680
4,075	North Carolina Eastern Municipal Power Agency, Series MT-99, Rev., VAR, INS: FGIC, LIQ: Bank Paribas, 3.44%, 09/01/06	4,075
7,090	North Carolina Eastern Municipal Power Agency, Merlots Series A-02, Rev., VAR, INS: MBIA-IBC, 3.45%, 09/06/06	7,090
23,600	North Carolina Medical Care Commission, Duke University Health System, Series C, Rev., VAR, 3.39%, 09/06/06	23,600
12,000	Raleigh Durham Airport Authority, Series C, Rev., VAR, AMT, INS: XLCA, 3.50%, 09/06/06	12,000
11,500	Town of Cary, GO, VAR, 3.40%, 09/06/06	11,500
		100,145
	North Dakota — 0.8%
27,210	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage, Series A, Rev., VAR, 3.47%, 09/06/06	27,210
	Ohio — 7.4%
9,495	City of Lyndhurst, EDR, Hawken Schools, Series 2002, VAR, LOC: National City Bank, 3.42%, 09/14/06	9,495
2,000	City of Westlake, Health Care Facilities, Lutheran Home Project, Rev., VAR, LOC: National City Bank 3.40%, 09/07/06	2,000
2,640	Cuyahoga County Health Care Facilities, Eliza Jennings Home Project, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.42%, 09/07/06	2,640
3,250	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0107, Rev., VAR, INS: FGIC, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	3,250
8,550	Franklin County Convention Facilities Authority, Series PT-3024, Rev., VAR, INS: AMBAC, LIQ: Merrill Lynch Capital Services, 3.44%, 09/07/06	8,550
905	Franklin County, Health Care Facilities, Friendship Village-Dublin, Series A, Rev., VAR, LOC: ABN AMRO Bank N.V., 3.40%, 09/07/06	905
3,630	Franklin County, Health Care Facilities, Presbyterian, Series B, Rev., VAR, LOC: National City Bank, 3.42%, 09/07/06	3,630
4,510	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VAR, AMT, INS: FNMA, LIQ: FNMA, 3.47%, 09/07/06	4,510
8,000	Franklin County, Ohio Health Corp., Franklin Hospital, Rev., VAR, INS: AMBAC, 3.39%, 09/06/06	8,000
20,250	Greene County, Series PT-3434, Rev., VAR, INS: AMBAC, LIQ: Depfa Bank plc, 3.44%, 12/01/25	20,250
8,545	Kent State University, General Receipts, Series 2001, Rev., VAR, INS: MBIA, LIQ: Dexia Public Finance Bank, 3.41%, 09/06/06	8,545
9,070	Lake County, Hospital Facilities, Lake Hospital System, Inc., Series 2002, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.48%, 09/06/06	9,070

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
3,985	Mahoning County, Forum Health Obligation Group, Series B, Rev., VAR, LOC: Fifth Third Bank, 3.43%, 09/07/06	3,985
4,240	Miami County, Hospital Authority, Series PT-575, Rev., VAR, 3.50%, 09/01/06	4,240
3,500	Montgomery County, Dayton Art Institute Project, Rev., VAR, LOC: National City Bank, 3.47%, 09/07/06	3,500
	Ohio Housing Finance Agency, Residential Mortgage Backed,
7,500	Series B, Rev., VAR, AMT, LOC: Citibank, 3.45%, 09/06/06	7,500
50,000	Series F, Rev., VAR, AMT, LOC: Citibank, 3.47%, 09/06/06	50,000
18,000	Ohio State Water Development Authority, First Energy Project, Series 2005-B, Rev., VAR, LOC: Barclays Bank plc, 3.45%, 09/07/06	18,000
4,450	Ohio State Water Development Authority, Pure Water, Series B, Rev., VAR, INS: MBIA, LIQ: State Street Bank and Trust Co., 3.43%, 09/06/06	4,450
	Student Loan Funding Corp., Cincinnati Student Loan,
7,365	Series A-1, Rev., VAR, AMT, 09/06/06	7,365
45,430	Series A-2, Rev., VAR, AMT, GTY: U.S. Department of Education Project, LIQ: Sallie Mae, 3.48%, 09/06/06 (m)	45,430
	State of Ohio, Common Schools,
10,000	Series B, GO, VAR, 3.40%, 09/06/06	10,000
7,000	Series C, GO, VAR, 3.38%, 09/06/06	7,000
2,990	Warren County, EDA, Ralph J. Stolle Countryside, Rev., VAR, LOC: Fifth Third Bank, 3.60%, 09/08/06	2,990
		245,305
	Other Territory — 7.5%
2,775	ABN AMRO Munitops Certificate Trust, Series 2002-1, Rev., VAR, 3.57%, 09/07/06 (m)	2,775
37,426	Clipper Tax-Exempt Certificate Trust, Series 2002-9 Weekly, COP, VAR, AMT, LIQ: State Street Bank & Trust Co., 3.56%, 09/07/06	37,426
	Puttable Floating Option Tax-Exempt Receipts,
15,900	Class A, Rev., VAR, 3.51%, 09/07/06	15,900
7,715	Class A, Rev., VAR, 3.54%, 09/03/06	7,715
17,100	Class A, Rev., VAR, 3.54%, 09/07/06	17,100
79,960	Series EC-001, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.65%, 09/04/06	79,960
52,460	Series EC-002, Rev., VAR, 3.65%, 09/05/06	52,460
2,875	Reset Optional Certificates Trust II-R, Series ROCS-II-R-8001, Rev., VAR, LIQ: CitiGroup FNL Products, 3.51%, 09/07/06	2,875
10,565	Roaring Fork Municipal Products LLC, Seattle Municipal Light & Power, Series 2005-19, Class A, Rev., VAR, INS: FSA, LIQ: Bank of New York, 3.49%, 09/07/06	10,565
	Roaring Fork Municipal Products LLC, Single Family Mortgage, Series 2001-7, Class A, Rev., VAR, AMT, LIQ: Bank of New York,
11,915	3.56%, 09/07/06	11,915
8,865	3.56%, 09/07/06	8,865
		247,556
	Pennsylvania — 3.1%
26,470	Delaware County Authority, Mercy Health Systems, Series PT-565, Rev., VAR, LOC: Westdeutsche Landsbank 3.50%, 09/07/06	26,470
12,200	Lancaster County Hospital Authority, Quarryville Presbyterian, Rev., VAR, LOC: Manufacturers & Traders, 3.42%, 09/07/06	12,200
10,000	Lancaster County Hospital Authority, Willow Valley Project, Series A, Rev., VAR, INS: RADIAN, LIQ: Bank of America N.A., 3.43%, 09/07/06	10,000
5,855	Lehman Municipal Trust Receipts, Pennsylvania Economic Development, Rev., VAR, LIQ: Lehman Brothers, Inc., 3.57%, 09/06/06	5,855
3,100	Pennsylvania Economic Development Financing Authority, Fabtech, Inc. Project, Series D, Rev., VAR, AMT, LOC: PNC Bank N.A., 3.49%, 09/07/06	3,100
6,000	Pennsylvania Economic Development Financing Authority, Shipping Port Project, Series A, Rev., VAR, AMT, LOC: PNC Bank N.A., 3.56%, 09/06/06	6,000
10,000	Pennsylvania Higher Education Assistance Agency, Series 2001-A, Rev., VAR, AMT, INS: AMBAC, LIQ: Lloyds, 3.52%, 09/06/06	10,000
	Pennsylvania Housing Finance Agency, Single Family Mortgage,
19,585	Series 83-B, Rev., VAR, AMT, 3.43%, 09/06/06	19,585
10,000	Series 84-D, Rev., VAR, AMT, 3.42%, 09/06/06	10,000
		103,210
	Puerto Rico — 0.1%
3,625	Commonwealth of Puerto Rico, Series PA 636, GO, VAR, INS: FSA-CR, LIQ: Merrill Lynch, 3.40%, 09/02/06	3,625

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   65

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Rhode Island — 0.2%
7,735	Rhode Island Health & Educational Building Corp., Series PA 1384, Rev., VAR, LIQ: Merrill Lynch Capital Services, 3.48%, 09/07/06	7,735
	South Carolina — 1.1%
23,900	Piedmont Municipal Power Agency, Sub Series B-4, Rev., VAR, INS: FGIC, 3.44%, 09/06/06	23,900
4,100	South Carolina Jobs & EDA, Episcopal Church Home, Rev., VAR, INS: RADIAN, LIQ: Wachovia Bank N.A., 3.44%, 09/07/06	4,100
8,255	South Carolina State Housing Finance & Development Authority, Multi-Family Housing, Series 3305, Rev., VAR, 3.54%, 09/07/06	8,255
		36,255
	Tennessee — 0.3%
10,000	TRS Trust, Series F6, Regulation D, Rev., VAR, LIQ: Lehman Liquidity Co., 3.52%, 09/06/06	10,001
	Texas — 3.2%
4,000	Calhoun County Naval, IDA, Formosa Plastics Corp. Project, Rev., VAR, AMT, LOC: Bank of America N.A., 3.47%, 09/06/06	4,000
19,900	City of Houston, Airport Systems, Sub Lien, Series A, Rev., VAR, AMT, INS: FSA, LIQ: Bank of America N.A., 3.46%, 09/06/06	19,900
4,800	Dallas Housing Finance Corp., Multi-Family Housing, Cherrycrest Villas Apartments, Rev., VAR, AMT, LOC: Wachovia Bank N.A., 3.67%, 09/07/06	4,800
5,000	Eclipse Funding Trust, Solar Eclipse, Keller, Series 2006-0056, GO, VAR, PSF, MBIA, LIQ: U.S. Bank N.A., 3.44%, 09/07/06	5,000
6,800	Harris County Housing Finance Corp., Multi-Family Housing, Baypointe Apartments, Rev., VAR, AMT, LOC: Citibank N.A., 3.67%, 09/06/06	6,800
12,995	Harris County Housing Finance Corp., Multi-Family Housing, Series 3422, Rev., VAR, 3.54%, 09/07/06	12,995
3,805	Montgomery County Housing Finance Corp., Multi-Family Housing, Series F1, Regulation D, Rev., VAR, LIQ: Lehman Liquidity LLC, 3.52%, 09/06/06	3,805
7,205	Municipal Securities Trust Certificates, Series 272, Class A, GO, VAR, INS: PSF-GTD, LIQ: Bear Stearns Capital Markets, 3.52%, 09/06/06	7,205
5,165	Nacogdoches County, Hospital District, Sales Tax, Merlots, Series A59, Rev., VAR, INS: AMBAC, LIQ: Wachovia Bank N.A., 3.45%, 09/06/06	5,165
8,615	Roaring Fork Municipal Products LLC, Waste Water, Series 2005-10, Class A, Rev., VAR, LIQ: Bank of New York, 3.49%, 09/07/06	8,615
6,195	State of Texas, Series 108, TRAN, GO, VAR, LIQ; Merrill Lynch Capital Services, 3.48%, 09/07/06	6,195
15,000	Texas State Department of Housing & Community Affairs, Harris Branch Apartments, Rev., VAR, LOC: Wachovia Bank N.A., 3.46%, 09/07/06	15,000
6,725	Texas State Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VAR, AMT, INS: FHLMC, LIQ: FHLMC, 3.50%, 09/06/06	6,725
		106,205
	Utah — 0.3%
2,300	Jordanelle Special Service District, Tuhaye Project, Rev., VAR, LOC: Wells Fargo Bank N.A., 3.40%, 09/07/06	2,300
8,400	Utah State Board of Regents, Series L, Rev., VAR, AMT, INS: AMBAC, 3.48%, 09/06/06	8,400
		10,700
	Washington — 1.1%
13,445	Port of Seattle, Merlots, Series B-04, Rev., VAR, AMT, INS: FGIC, LIQ: Wachovia Bank N.A., 3.50%, 09/06/06	13,445
2,000	Port of Seattle, Sub Lien, Rev., VAR, AMT, LOC: Fortis Bank S.A., 3.67%, 09/06/06	2,000
8,995	State of Washington, Merlots, Series B-22, GO, VAR, INS: FGIC, MBIA, 3.45%, 09/06/06	8,995
16,340	Washington State Housing Finance Commission, Vintage Spokane Project, Series A, Rev., VAR, 3.47%, 09/07/06	16,340
		40,780
	West Virginia — 0.6%
8,345	Marshall County, Warren Distribution, Inc., Rev., VAR, LOC: Bank of America N.A., 3.46%, 09/07/06	8,345
10,800	Putnam County, Solid Waste Disposal, Toyota Motor Manufacturing Project, Series A, Rev., VAR, AMT, 3.45%, 09/06/06	10,800
		19,145

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Wisconsin — 1.5%
12,000	Milwaukee Redevelopment Authority, Yankee Hill Apartments, Series A, Rev, VAR, LOC: Wells Fargo Bank N.A., 3.35%, 09/07/06	12,000
	Wisconsin Housing & Economic Development Authority,
6,545	Series 2003-B, Rev., VAR, AMT, LIQ: State Street Bank & Trust Co., 3.48%, 09/06/06	6,545
25,000	Series 2005-A, Rev., VAR, AMT, LIQ: Lloyds, 3.48%, 09/06/06	25,000
5,690	Series 2005-C, Rev, VAR, AMT, LIQ: Lloyds, 3.48%, 09/06/06	5,690
		49,235
	Wyoming — 0.3%
8,600	City of Green River, Solid Waste Disposal, LP Project, Rev., VAR, AMT, LOC: Comerica Bank, 3.67%, 09/04/06	8,600
	Total Weekly Demand Notes (Cost $1,921,401)	1,921,401
	Total Investments — 100.0% (Cost $3,319,305)*	3,319,305
	Liabilities In Excess of Other Assets — 0.0% (g)	(333)
	NET ASSETS — 100.0%	$3,318,972

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   67

JPMorgan Money Market Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

ABBREVIATIONS:

* —	The cost of securities is substantially the same for federal income tax purposes.

(c) —	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e) —	All or a portion of this security is a 144A or private placement security and can only be sold to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(f) —	Fair Valued Investment. The following are approximately the market value and percentage of the investments based on net assets that are fair valued (amounts in thousands)

	Market Value	Percentage
Prime Money Market Fund	620,000	0.7%
Liquid Assets Money Market Fund	150,000	1.6

(g) —	Amount rounds to less than 0.1%.

(i) —	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m) —	All or a portion of this security is segregated for current or potential holdings of when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n) —	The rate shown is the effective yield at the date of purchase.

ACES —	Automatically Convertible Securities

AGMT —	Agreement

AMBAC —	American Municipal Bond Assurance Corp.

AMT —	Alternative Minimum Tax Paper

BAN —	Bond Anticipation Notes

CIFG —	CIFG Assurance North America, Inc.

COLL —	Collateral

COP —	Certificates of Participation

DN —	Discount Notes

EAGLE —	Earnings of accrual generated on local tax-exempt securities.

EDA —	Economic Development Authority

EDR —	Economic Development Revenue

FGIC —	Financial Guaranty Insurance Co.

FHA —	Federal Housing Authority

FHLMC —	Federal Home Loan Mortgage Corporation

FNMA —	Federal National Mortgage Association

FRN —	Floating Rate Notes

FSA —	Financial Security Assurance

FSA-CR —	FSA Custodial Receipts

GAN —	Grant Anticipation Notes

GNMA —	Government National Mortgage Association

GO —	General Obligation

GTY —	Guaranty

HUD —	Housing and Urban Development

IBC —	Insured Bond Certificates

ICR —	Insured Custodial Receipts

IDA —	Industrial Development Authority

IDB —	Industrial Development Board

IDR —	Industrial Development Revenue

INS —	Insurance

LIQ —	Liquidity Agreement

LOC —	Letter of Credit

MBIA —	Municipal Bond Insurance Association

Merlots —	Municipal Exempt Receipts Liquidity Optional Tender

PCR —	Pollution Control Revenue

PSF-GTD —	Permanent School Fund Guaranteed

Q-SBLF —	Qualified School Board Loan Fund

RACERS —	Restructured Asset Securities with Enhanced Returns

RADIAN —	Radian Asset Assurance

RAN —	Revenue Anticipation Notes

Rev. —	Revenue Bond

SO —	Special Obligation

SUB —	Step-Up Bond. The rate shown is the rate in effect as of August 31, 2006

TAN —	Tax Anticipation Notes

TAW —	Tax Anticipation Warrant

TCRS —	Transferable Custodial Receipts

TOCS —	Tender Options Certificates

TRAN —	Tax & Revenue Anticipation Notes

TRS —	Trust Receipts

VAR —	Variable. The interest rate shown is the rate in effect at August 31, 2006

XLCA —	XL — Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Tax Free Money Market Fund			Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$233,122	$205,636	$262,068	$34,593	$23,900	$17,680
Net realized gain (loss)	1,186	(3,166)	264	410	1	— (f)
Change in net assets resulting from operations	234,308	202,470	262,332	35,003	23,901	17,680

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(5,158)	(5,438)	(8,638)	(4,326)	(1,273)	(206)
Premier
From net investment income	(91,408)	(63,803)	(70,008)	(14,974)	(13,132)	(13,017)
Agency
From net investment income	(6,826)	(9,632)	(15,256)	(546)	(552)	(2)
Institutional
From net investment income	(129,452)	(126,470)	(168,158)	(3,194)	(3,210)	(331)
Reserve
From net investment income	(23)	(27)	(9)	(2,163)	(5,114)	(4,156)
Service
From net investment income	—	—	—	— (f)	— (f)	—
E*Trade
From net investment income	—	—	—	(9,391)	(619)	—
Total distributions to shareholders	(232,867)	(205,370)	(262,069)	(34,594)	(23,900)	(17,712)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,355,475)	1,377,190	661,870	1,387,531	608,641	79,184

NET ASSETS:
Change in net assets	(1,354,034)	1,374,290	662,133	1,387,940	608,642	79,152
Beginning of period	16,499,450	15,125,160	14,463,027	1,931,032	1,322,390	1,243,238
End of period	$15,145,416	$16,499,450	$15,125,160	$3,318,972	$1,931,032	$1,322,390
Accumulated undistributed (distributions in excess of) net investment income	$(496)	$(751)	$(1,017)	$(1)	$— (f)	$(1)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid in capital	$84,454,637	$9,204,526	$18,127,806	$10,384,594
Accumulated undistributed (distributions in excess of) net investment income	462	(342)	(117)	17
Accumulated net realized gains (losses)	(19)	(7)	(1)	—	(a)
Total Net Assets	$84,455,080	$9,204,177	$18,127,688	$10,384,611

Net Assets:
Morgan	$5,700,962	$2,213,220	$3,206,811	$1,709,053
Premier	7,406,085	479,406	1,530,426	1,365,303
Agency	10,638,443	204,572	4,346,241	935,431
Class B	7,051	23,939	—	1,933
Class C	2,175	401,705	—	33,315
Institutional	22,952,913	1,693,347	2,223,844	3,698,486
Reserve	362,511	1,194,700	320,499	794,927
Investor	—	1,818,138	—	1,846,163
Cash Management	56,473	—	—	—
Capital	37,328,467	1,175,134	6,499,851	—
Service	—	16	16	—
Total	$84,455,080	$9,204,177	$18,127,688	$10,384,611

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	5,700,681	2,213,230	3,206,970	1,709,121
Premier	7,406,030	479,409	1,530,453	1,365,404
Agency	10,638,446	204,588	4,346,348	935,304
Class B	7,052	23,940	—	1,933
Class C	2,174	401,705	—	33,315
Institutional	22,953,839	1,693,387	2,223,916	3,698,500
Reserve	362,516	1,194,888	320,506	794,932
Investor	—	1,818,166	—	1,846,221
Cash Management	56,477	—	—	—
Capital	37,328,447	1,175,215	6,499,927	—
Service	—	16	16	—
Net asset value offering and redemption price per share (all classes)*	$1.00	$1.00	$1.00	$1.00

Cost of investments	$84,984,121	$9,190,648	$18,531,318	$10,419,601
Market value of securities on loan	—	—	92,372	—

(a)	Amount rounds to less than $1,000.

*	Redemption price for Class B and Class C Shares may be reduced by contingent deferred sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   71

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments at value	$4,470,397		$7,759,757	$14,708,383	$3,319,305
Cash	—	(a)	1	32	—
Receivables:
Investment securities sold	—		—	396,067	16,830
Fund shares sold	—		25	7	4
Interest and dividends	16,650		288	85,014	19,265
Prepaid expenses and other assets	—		2	—	31
Total Assets	4,487,047		7,760,073	15,189,503	3,355,435

LIABILITIES:
Payables:
Due to custodian	—		—	—	23
Dividends	7,227		16,379	25,271	3,467
Investment securities purchased	100,164		—	14,000	31,045
Accrued liabilities:
Investment advisory fees	283		523	1,073	222
Administration fees	283		346	1,086	128
Shareholder servicing fees	238		1,103	1,845	737
Distribution fees	16		141	34	819
Custodian and accounting fees	43		36	170	16
Trustees’ and Officers’ fees	51		167	111	6
Other	402		364	497	—
Total Liabilities	108,707		19,059	44,087	36,463
Net Assets	$4,378,340		$7,741,014	$15,145,416	$3,318,972

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid in capital	$4,378,359	$7,741,059	$15,148,040	$3,318,563
Accumulated undistributed (distributions in excess of) net investment income	(20)	161	(496)	(1)
Accumulated net realized gains (losses)	1	(206)	(2,128)	410
Total Net Assets	$4,378,340	$7,741,014	$15,145,416	$3,318,972

Net Assets:
Morgan	$200,813	$1,613,026	$395,518	$316,588
Premier	488,019	1,780,812	6,342,148	1,087,209
Agency	132,060	1,051,319	414,862	14,055
Institutional	3,555,861	2,034,936	7,990,961	208,808
Reserve	1,587	9,735	1,927	140,671
Capital	—	1,251,186	—	—
Service	—	—	—	15
E*Trade	—	—	—	1,551,626
Total	$4,378,340	$7,741,014	$15,145,416	$3,318,972

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Morgan	200,821	1,613,208	395,906	316,534
Premier	488,497	1,780,830	6,342,799	1,086,979
Agency	132,049	1,051,203	415,185	14,049
Institutional	3,555,880	2,034,928	7,992,042	208,784
Reserve	1,587	9,736	1,927	140,651
Capital	—	1,251,301	—	—
Service	—	—	—	15
E*Trade	—	—	—	1,551,517
Net asset value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments	$4,470,397	$7,759,757	$14,708,383	$3,319,305

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income	$1,907,602	$258,124	$464,610	$250,835
Income from interfund lending (net)	53	35	—	—
Income from securities lending (net)	—	— (a)	35	—
Total investment income	1,907,655	258,159	464,645	250,835

EXPENSES:
Investment advisory fees	30,304	4,146	7,487	4,068
Administration fees	32,198	4,406	7,955	4,323
Distribution fees	745	5,705	2,173	2,368
Shareholder servicing fees	44,708	12,648	14,000	11,655
Custodian and accounting fees	1,401	233	333	202
Interest expense	41	9	4	— (a)
Professional fees	301	97	120	103
Trustees’ and Officers’ fees	616	90	170	85
Printing and mailing costs	654	353	244	110
Registration and filing fees	18	249	—	288
Transfer agent fees	1,350	155	250	178
Other	721	125	220	94
Total expenses	113,057	28,216	32,956	23,474
Less amounts waived	(24,091)	(3,277)	(5,699)	(2,866)
Less earnings credits	(18)	(7)	(1)	(32)
Less reimbursements for legal matters	(50)	(19)	(18)	(10)
Net expenses	88,898	24,913	27,238	20,566
Net investment income (loss)	1,818,757	233,246	437,407	230,269

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	4	(5)	—	— (a)
Change in net assets resulting from operations	$1,818,761	$233,241	$437,407	$230,269

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
INVESTMENT INCOME:
Interest income	$104,776		$193,628	$256,526	$42,169
Income from securities lending (net)	—		2,149	—	—
Total investment income	104,776		195,777	256,526	42,169

EXPENSES:
Investment advisory fees	1,692		3,292	5,950	963
Administration fees	1,797		3,498	6,322	1,023
Distribution fees	103		950	183	2,560
Shareholder servicing fees	3,038		7,833	14,105	3,464
Custodian and accounting fees	86		144	304	40
Interest expense	—		6	58	2
Professional fees	42		56	64	30
Trustees’ and Officers’ fees	35		68	120	20
Printing and mailing costs	44		62	85	22
Registration and filing fees	—		164	—	73
Transfer agent fees	158		247	124	44
Other	60		109	138	32
Total expenses	7,055		16,429	27,453	8,273
Less amounts waived	(1,567)		(2,604)	(3,982)	(693)
Less earnings credits	—	(a)	— (a)	(67)	(1)
Less reimbursements for legal matters	—		(7)	—	(3)
Net expenses	5,488		13,818	23,404	7,576
Net investment income (loss)	99,288		181,959	233,122	34,593

REALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	2		118	1,186	410
Change in net assets resulting from operations	$99,290		$182,077	$234,308	$35,003

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,818,757	$1,426,752	$1,476,850	$233,246	$266,366	$159,037
Net realized gain (loss)	4	— (f)	(21)	(5)	3	—
Change in net assets resulting from operations	1,818,761	1,426,752	1,476,829	233,241	266,369	159,037

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(92,317)	(69,875)	(77,968)	(45,945)	(13,198)	(1,941)
Premier
From net investment income	(167,344)	(147,992)	(157,478)	(9,433)	(4,838)	(575)
Agency
From net investment income	(219,619)	(201,080)	(288,478)	(4,675)	(9,149)	(3,480)
Class B
From net investment income	(121)	(92)	(91)	(437)	(466)	(409)
Class C
From net investment income	(34)	(9)	(8)	(9,015)	(8,475)	(968)
Institutional
From net investment income	(507,019)	(401,903)	(573,461)	(44,099)	(43,875)	(12,611)
Reserve
From net investment income	(9,922)	(7,450)	(5,147)	(49,225)	(76,876)	(59,449)
Select*
From net investment income	—	—	(4,222)	—	—	—
Investor
From net investment income	—	—	—	(37,217)	(40,119)	(50,637)
Cash Management
From net investment income	(1,174)	(1,384)	(1,384)	—	—	—
Capital
From net investment income	(821,084)	(596,983)	(368,613)	(33,167)	(69,403)	(29,353)
Service
From net investment income	—	—	—	— (f)	— (f)	—
Total distributions to shareholders	(1,818,634)	(1,426,768)	(1,476,850)	(233,213)	(266,399)	(159,423)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	12,880,549	(2,798,897)	25,352,498	(1,536,560)	(538,718)	2,958,828

NET ASSETS:
Change in net assets	12,880,676	(2,798,913)	25,352,477	(1,536,532)	(538,748)	2,958,442
Beginning of period	71,574,404	74,373,317	49,020,840	10,740,709	11,279,457	8,321,015
End of period	$84,455,080	$71,574,404	$74,373,317	$9,204,177	$10,740,709	$11,279,457
Accumulated undistributed (distributions in excess of) net investment income	$462	$339	$355	$(342)	$(375)	$(342)

*	The Select Class was exchanged into the Premier Class.

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Capital Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of Service Shares on July 15, 2005.

(e)	Commencement of offering Morgan, Premier, Agency, Institutional and Capital Shares on February 18, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a) (b)	Year Ended 6/30/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$437,407	$482,422	$216,473	$230,269	$242,620	$101,421
Net realized gain (loss)	—	—	1	— (e)	97	4
Change in net assets resulting from operations	437,407	482,422	216,474	230,269	242,717	101,425

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(56,563)	(56,262)	(18,902)	(23,144)	(19,479)	(5,682)
Premier
From net investment income	(40,507)	(39,537)	(19,270)	(27,375)	(27,146)	(9,229)
Agency
From net investment income	(82,258)	(85,099)	(35,370)	(20,889)	(22,416)	(7,459)
Class B
From net investment income	—	—	—	(37)	(37)	(31)
Class C
From net investment income	—	—	—	(511)	(515)	(79)
Institutional
From net investment income	(57,372)	(55,073)	(21,940)	(86,654)	(90,662)	(14,307)
Reserve
From net investment income	(15,088)	(16,206)	(4,685)	(29,250)	(34,417)	(24,457)
Investor
From net investment income	—	—	—	(42,409)	(47,952)	(40,343)
Capital
From net investment income	(185,623)	(230,254)	(116,520)	—	—	—
Service
From net investment income	(1)	— (e)	—	—	—	—
Total distributions to shareholders	(437,412)	(482,431)	(216,687)	(230,269)	(242,624)	(101,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,359,894)	7,283,865	7,219,915	(217,570)	1,898,737	4,076,503

NET ASSETS:
Change in net assets	(4,359,899)	7,283,856	7,219,702	(217,570)	1,898,830	4,076,341
Beginning of period	22,487,587	15,203,731	7,984,029	10,602,181	8,703,351	4,627,010
End of period	$18,127,688	$22,487,587	$15,203,731	$10,384,611	$10,602,181	$8,703,351
Accumulated undistributed (distributions in excess of) net investment income	$(117)	$(112)	$(103)	$17	$17	$(47)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Service Shares on July 15, 2005.

(c)	Commencement of offering of Morgan, Institutional and Reserve Shares on February 18, 2005.

(d)	Commencement of offering Morgan, Premier, Agency and Institutional Shares on February 18, 2005.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$99,288	$72,001	$80,127	$181,959	$126,415	$123,512
Net realized gain (loss)	2	(1)	18	118	(9)	91
Change in net assets resulting from operations	99,290	72,000	80,145	182,077	126,406	123,603

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(4,401)	(3,604)	(4,250)	(39,165)	(30,047)	(35,756)
From net realized gains	—	—	—	(44)	—	—
Premier
From net investment income	(13,969)	(20,867)	(34,831)	(33,667)	(26,279)	(13,804)
From net realized gains	—	—	—	(37)	—	—
Agency
From net investment income	(3,753)	(3,056)	(5,916)	(23,152)	(11,849)	(16,045)
From net realized gains	—	—	—	(23)	—	—
Institutional
From net investment income	(77,142)	(44,453)	(35,126)	(42,898)	(26,156)	(32,424)
From net realized gains	—	—	—	(41)	—	—
Reserve
From net investment income	(25)	(21)	(4)	(103)	(26)	(25,547)
From net realized gains	—	—	—	— (d)	—	—
Capital
From net investment income	—	—	—	(43,019)	(31,956)	(2)
From net realized gains	—	—	—	(32)	—	—
Total distributions to shareholders	(99,290)	(72,001)	(80,127)	(182,181)	(126,313)	(123,578)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	946,183	(314,188)	789,329	258,356	711,432	1,576,925

NET ASSETS:
Change in net assets	946,183	(314,189)	789,347	258,252	711,525	1,576,950
Beginning of period	3,432,157	3,746,346	2,956,999	7,482,762	6,771,237	5,194,287
End of period	$4,378,340	$3,432,157	$3,746,346	$7,741,014	$7,482,762	$6,771,237
Accumulated undistributed (distributions in excess of) net investment income	$(20)	$(18)	$(22)	$161	$206	$58

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	Commencement of offering Reserve and Capital Shares on February 18, 2005.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Tax Free Money Market Fund			Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$233,122	$205,636	$262,068	$34,593	$23,900	$17,680
Net realized gain (loss)	1,186	(3,166)	264	410	1	— (f)
Change in net assets resulting from operations	234,308	202,470	262,332	35,003	23,901	17,680

DISTRIBUTIONS TO SHAREHOLDERS:
Morgan
From net investment income	(5,158)	(5,438)	(8,638)	(4,326)	(1,273)	(206)
Premier
From net investment income	(91,408)	(63,803)	(70,008)	(14,974)	(13,132)	(13,017)
Agency
From net investment income	(6,826)	(9,632)	(15,256)	(546)	(552)	(2)
Institutional
From net investment income	(129,452)	(126,470)	(168,158)	(3,194)	(3,210)	(331)
Reserve
From net investment income	(23)	(27)	(9)	(2,163)	(5,114)	(4,156)
Service
From net investment income	—	—	—	— (f)	— (f)	—
E*Trade
From net investment income	—	—	—	(9,391)	(619)	—
Total distributions to shareholders	(232,867)	(205,370)	(262,069)	(34,594)	(23,900)	(17,712)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,355,475)	1,377,190	661,870	1,387,531	608,641	79,184

NET ASSETS:
Change in net assets	(1,354,034)	1,374,290	662,133	1,387,940	608,642	79,152
Beginning of period	16,499,450	15,125,160	14,463,027	1,931,032	1,322,390	1,243,238
End of period	$15,145,416	$16,499,450	$15,125,160	$3,318,972	$1,931,032	$1,322,390
Accumulated undistributed (distributions in excess of) net investment income	$(496)	$(751)	$(1,017)	$(1)	$— (f)	$(1)

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of E*Trade Shares on January 17, 2006.

(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$44,368,850	$13,163,914	$25,737,711	$1,844,078	$2,896,325	$323,978
Net assets acquired in a tax-free reorganization (Note 8)	—	—	—	—	—	22,165
Dividends reinvested	67,700	54,039	57,581	45,203	12,804	1,846
Cost of shares redeemed	(42,730,801)	(12,993,836)	(25,943,643)	(1,565,973)	(1,273,206)	(93,990)
Change in net assets from Morgan capital transactions	$1,705,749	$224,117	$(148,351)	$323,308	$1,635,923	$253,999
Premier
Proceeds from shares issued	$187,493,967	$145,908,536	$73,419,211	$1,207,440	$1,696,255	$118,661
Net assets acquired in a tax-free reorganization (Note 8)	—	—	1,171,415	—	—	56,312
Dividends reinvested	59,719	47,488	50,169	2,960	1,980	139
Cost of shares redeemed	(187,597,977)	(147,083,581)	(71,950,491)	(1,047,391)	(1,462,651)	(94,296)
Change in net assets from Premier capital transactions	$(44,291)	$(1,127,557)	$2,690,304	$163,009	$235,584	$80,816
Agency
Proceeds from shares issued	$50,598,148	$43,624,592	$92,782,107	$1,153,158	$3,140,660	$1,685,375
Net assets acquired in a tax-free reorganization (Note 8)	—	—	370,939	—	—	480,348
Dividends reinvested	172,096	148,602	213,021	3,678	7,948	3,296
Cost of shares redeemed	(49,488,982)	(46,822,411)	(92,629,099)	(1,158,363)	(3,425,102)	(1,686,412)
Change in net assets from Agency capital transactions	$1,281,262	$(3,049,217)	$736,968	$(1,527)	$(276,494)	$482,607
Class B
Proceeds from shares issued	$7,023	$5,071	$5,208	$10,562	$5,585	$18,272
Dividends reinvested	106	78	79	413	436	391
Cost of shares redeemed	(5,985)	(4,931)	(7,852)	(7,486)	(12,570)	(33,202)
Change in net assets from Class B capital transactions	$1,144	$218	$(2,565)	$3,489	$(6,549)	$(14,539)
Class C
Proceeds from shares issued	$2,712	$988	$807	$270,476	457,954	$386,941
Dividends reinvested	30	7	8	9,009	8,465	961
Cost of shares redeemed	(1,178)	(772)	(1,089)	(420,846)	(270,638)	(48,901)
Change in net assets from Class C capital transactions	$1,564	$223	$(274)	$(141,361)	$195,781	$339,001

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued	$110,875,734	$124,415,924	$395,935,404	$3,338,995	$5,283,539	$3,190,767
Dividends reinvested	225,526	183,727	250,432	37,565	39,217	12,138
Cost of shares redeemed	(109,247,751)	(125,016,470)	(401,183,552)	(3,566,120)	(4,892,730)	(1,749,987)
Change in net assets from Institutional capital transactions	$1,853,509	$(416,819)	$(4,997,716)	$(189,560)	$430,026	$1,452,918
Reserve
Proceeds from shares issued	$25,687,904	$31,686,968	$20,430,584	$276,445,588	$364,271,548	$6,882,491
Dividends reinvested	4,224	2,575	2,872	1,970	22,580	18,991
Cost of shares redeemed	(25,774,738)	(31,548,683)	(20,398,714)	(277,817,052)	(365,299,466)	(7,704,387)
Change in net assets from Reserve capital transactions	$(82,610)	$140,860	$34,742	$(1,369,494)	$(1,005,338)	$(802,905)
Select*
Proceeds from shares issued	$—	$—	$(4,044,490)	$—	$—	$—
Dividends reinvested	—	—	(7,864)	—	—	—
Cost of shares redeemed	—	—	3,384,915	—	—	—
Change in net assets from Select Class capital transactions	$—	$—	$(667,439)	$—	$—	$—
Investor
Proceeds from shares issued	$—	$—	$—	$1,083,823	$1,594,866	$8,015,631
Dividends reinvested	—	—	—	1,280	861	12,195
Cost of shares redeemed	—	—	—	(952,894)	(1,872,618)	(9,963,532)
Change in net assets from Investor capital transactions	$—	$—	$—	$132,209	$(276,891)	$(1,935,706)
Cash Management
Proceeds from shares issued	$214,807	$219,676	$597,458	$—	$—	$—
Dividends reinvested	990	1,297	1,053	—	—	—
Cost of shares redeemed	(242,253)	(235,830)	(585,289)	—	—	—
Change in net assets from Cash Management capital transactions	$(26,456)	$(14,857)	$13,222	$—	$—	$—
Capital
Proceeds from shares issued	$323,588,585	$271,350,131	$214,882,796	$8,995,140	$18,507,984	$10,922,597
Net assets acquired in a tax–free reorganization (Note 8)	—	—	14,825,395	—	—	1,999,916
Dividends reinvested	309,922	209,138	132,341	24,622	54,229	22,039
Cost of shares redeemed	(315,707,829)	(270,115,134)	(202,146,925)	(9,476,396)	(20,032,988)	(9,841,915)
Change in net assets from Capital capital transactions	$8,190,678	$1,444,135	$27,693,607	$(456,634)	$(1,470,775)	$3,102,637
Service
Proceeds from shares issued	$—	$—	$—	$— (f)	$15	$—
Dividends reinvested	—	—	—	1	— (f)	—
Cost of shares redeemed	—	—	—	— (f)	—	—
Change in net assets from Service capital transactions	$—	$—	$—	$1	$15	$—

*	The Select Class was exchanged into Premier Shares.

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Capital Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of Service Shares on July 15, 2005.

(e)	Commencement of offering of Institutional and Capital Shares on February 18, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (b)	Year Ended 6/30/2005 (c)
SHARE TRANSACTIONS:
Morgan
Issued	44,368,850	13,163,914	25,737,688	1,844,078	2,896,325	323,979
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	22,164
Reinvested	67,700	54,039	57,582	45,203	12,804	1,846
Redeemed	(42,730,801)	(12,993,836)	(25,943,621)	(1,565,973)	(1,273,206)	(93,990)
Change in Morgan Shares	1,705,749	224,117	(148,351)	323,308	1,635,923	253,999
Premier
Issued	187,493,967	145,908,536	68,588,849	1,207,440	1,696,255	118,660
Shares issued in connection with Fund reorganization (Note 8)	—	—	1,171,410	—	—	56,312
Reinvested	59,719	47,488	38,447	2,960	1,980	139
Redeemed	(187,597,977)	(147,083,581)	(67,108,473)	(1,047,391)	(1,462,651)	(94,295)
Change in Premier Shares	(44,291)	(1,127,557)	2,690,233	163,009	235,584	80,816
Agency
Issued	50,598,148	43,624,592	92,782,107	1,153,158	3,140,660	1,685,375
Shares issued in connection with Fund reorganization (Note 8)	—	—	370,943	—	—	480,349
Reinvested	172,096	148,602	213,021	3,678	7,947	3,296
Redeemed	(49,488,982)	(46,822,411)	(92,629,097)	(1,158,363)	(3,425,102)	(1,686,410)
Change in Agency Shares	1,281,262	(3,049,217)	736,974	(1,527)	(276,495)	482,610
Class B
Issued	7,023	5,071	5,208	10,562	5,585	18,272
Reinvested	106	78	79	413	436	391
Redeemed	(5,985)	(4,932)	(7,852)	(7,486)	(12,570)	(33,202)
Change in Class B Shares	1,144	217	(2,565)	3,489	(6,549)	(14,539)
Class C
Issued	2,712	988	807	270,476	457,954	386,941
Reinvested	30	7	8	9,009	8,465	961
Redeemed	(1,178)	(772)	(1,089)	(420,846)	(270,638)	(48,901)
Change in Class C Shares	1,564	223	(274)	(141,361)	195,781	339,001

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	The Fund changed its fiscal year end from June 30 to the last day of February.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Prime Money Market Fund			Liquid Assets Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c) (d)	Year Ended 6/30/2005 (e)
SHARE TRANSACTIONS:
Institutional
Issued	110,875,734	124,415,924	395,935,405	3,338,995	5,283,538	3,190,767
Reinvested	225,526	183,727	250,432	37,565	39,218	12,137
Redeemed	(109,247,751)	(125,016,470)	(401,183,550)	(3,566,120)	(4,892,730)	(1,749,983)
Change in Institutional Shares	1,853,509	(416,819)	(4,997,713)	(189,560)	430,026	1,452,921
Reserve
Issued	25,687,904	31,686,968	20,430,584	276,445,588	364,271,548	6,882,490
Reinvested	4,224	2,575	2,872	1,970	22,581	18,991
Redeemed	(25,774,738)	(31,548,683)	(20,398,715)	(277,817,052)	(365,299,467)	(7,704,379)
Change in Reserve Shares	(82,610)	140,860	34,741	(1,369,494)	(1,005,338)	(802,898)
Select*
Issued	—	—	785,873	—	—	—
Reinvested	—	—	3,858	—	—	—
Redeemed	—		(1,457,102)	—	—	—
Change in Select Class Shares	—	—	(667,371)	—	—	—
Investor
Issued	—	—	—	1,083,823	1,594,867	8,015,600
Reinvested	—	—	—	1,280	861	12,225
Redeemed	—	—	—	(952,894)	(1,872,618)	(9,963,528)
Change in Investor Shares	—	—	—	132,209	(276,890)	(1,935,703)
Cash Management
Issued	214,807	219,676	597,457	—	—	—
Reinvested	990	1,297	1,053	—	—	—
Redeemed	(242,253)	(235,830)	(585,289)	—	—	—
Change in Cash Management Shares	(26,456)	(14,857)	13,221	—	—	—
Capital
Issued	323,588,585	271,350,131	214,882,796	8,995,140	18,507,984	10,922,595
Shares issued in connection with Fund reorganization (Note 8)	—	—	14,825,420	—	—	1,999,897
Reinvested	309,922	209,138	132,341	24,622	54,229	22,039
Redeemed	(315,707,829)	(270,115,134)	(202,146,923)	(9,476,396)	(20,032,988)	(9,841,907)
Change in Capital Shares	8,190,678	1,444,135	27,693,634	(456,634)	(1,470,775)	3,102,624
Service Class
Issued	—	—	—	— (f)	15	—
Reinvested	—	—	—	1	— (f)	—
Redeemed	—	—	—	— (f)	—	—
Change in Service Class Shares	—	—	—	1	15	—

*	The Select Class was exchanged into Premier Shares.

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Capital Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of Service Shares on July 15, 2005.

(e)	Commencement of offering of Institutional and Capital Shares on February 18, 2005.

(f)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$118,787,444	$144,336,105	$73,873,031	$19,366,978	$3,058,729	$1,508,859
Net assets acquired in a tax-free reorganization (Note 8)	—	—	2,602,083	—	—	646,969
Dividends reinvested	18,605	19,507	6,309	11,755	8,018	2,462
Cost of shares redeemed	(118,247,535)	(144,152,735)	(74,035,964)	(18,545,290)	(3,003,941)	(1,345,481)
Change in net assets from Morgan capital transactions	$558,514	$202,877	$2,445,459	$833,443	$62,806	$812,809
Premier
Proceeds from shares issued	$100,357,169	$113,199,105	$4,734,062	$3,779,795	$6,220,158	$1,957,053
Net assets acquired in a tax-free reorganization (Note 8)	—	—	834,347	—	—	1,345,010
Dividends reinvested	12,892	12,501	5,473	5,410	4,789	1,470
Cost of shares redeemed	(100,797,442)	(112,670,398)	(4,885,718)	(3,584,852)	(6,069,511)	(2,294,006)
Change in net assets from Premier capital transactions	$(427,381)	$541,208	$688,164	$200,353	$155,436	$1,009,527
Agency
Proceeds from shares issued	$40,097,621	$29,406,736	$16,284,750	$4,390,556	$7,473,267	$5,099,820
Net assets acquired in a tax-free reorganization (Note 8)	—	—	3,579,682	—	—	869,931
Dividends reinvested	52,437	58,953	26,698	12,792	15,272	5,562
Cost of shares redeemed	(39,320,777)	(29,994,480)	(15,943,537)	(4,362,792)	(7,491,788)	(5,077,180)
Change in net assets from Agency capital transactions	$829,281	$(528,791)	$3,947,593	$40,556	$(3,249)	$898,133
Class B
Proceeds from shares issued	$—	$—	$—	$651	$314	$1,657
Dividends reinvested	—	—	—	34	35	30
Cost of shares redeemed	—	—	—	(571)	(888)	(2,189)
Change in net assets from Class B capital transactions	$—	$—	$—	$114	$(539)	$(502)
Class C
Proceeds from shares issued	$—	$—	$—	$36,339	$42,134	$33,110
Dividends reinvested	—	—	—	510	508	79
Cost of shares redeemed	—	—	—	(24,682)	(49,083)	(6,149)
Change in net assets from Class C capital transactions	$—	$—	$—	$12,167	$(6,441)	$27,040

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Morgan Shares on February 18, 2005.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	U.S. Government Money Market Fund				U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)		Period Ended 2/28/2006 (a) (b)	Year Ended 6/30/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)
CAPITAL TRANSACTIONS:
Institutional
Proceeds from shares issued		$9,148,898	$10,880,860	$7,123,597	$7,276,253	$11,165,668	$6,235,442
Net assets acquired in a tax-free reorganization (Note 8)		—	—	2,277,446	—	—	648,830
Dividends reinvested		32,386	27,421	12,597	14,710	30,961	4,745
Cost of shares redeemed		(9,271,811)	(10,611,070)	(7,396,447)	(7,743,886)	(8,750,816)	(5,183,435)
Change in net assets from Institutional capital transactions		$(90,527)	$297,211	$2,017,193	$(452,923)	$2,445,813	$1,705,582
Reserve
Proceeds from shares issued		$89,781,978	$111,526,567	$896,641	$152,872,692	$190,515,282	$7,728,605
Net assets acquired in a tax-free reorganization (Note 8)		—	—	500,579	—	—	229,956
Dividends reinvested		39	254	1	3,600	7,547	6,873
Cost of shares redeemed		(90,181,354)	(111,556,459)	(647,740)	(153,586,319)	(190,755,664)	(7,930,586)
Change in net assets from Reserve capital transactions		$(399,337)	$(29,638)	$749,481	$(710,027)	$(232,835)	$34,848
Investor
Proceeds from shares issued		$—	$—	$—	$1,420,532	$2,137,328	$4,591,861
Dividends reinvested		—	—	—	104	60	43
Cost of shares redeemed		—	—	—	(1,561,889)	(2,659,642)	(5,002,838)
Change in net assets from Investor capital transactions		$—	$—	$—	$(141,253)	$(522,254)	$(410,934)
Capital
Proceeds from shares issued		$20,348,657	$37,432,817	$30,953,998	$—	$—	$—
Dividends reinvested		36,938	61,939	29,195	—	—	—
Cost of shares redeemed		(25,216,040)	(30,693,773)	(33,611,168)	—	—	—
Change in net assets from Capital capital transactions		$(4,830,445)	$6,800,983	$(2,627,975)	$—	$—	$—
Service
Proceeds from shares issued	$	—(e)	$15	$—	$—	$—	$—
Dividends reinvested		1	— (e)	—	—	—	—
Cost of shares redeemed		—(e)	— (e)	—	—	—	—
Change in net assets from Service capital transactions		$1	$15	$—	$—	$—	$—

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Service Shares on July 15, 2005.

(c)	Commencement of offering of Institutional and Reserve Shares on February 18, 2005.

(d)	Commencement of offering of Institutional Shares on February 18, 2005.

(e)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   85

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (c)
SHARE TRANSACTIONS:
Morgan
Issued	118,787,444	144,336,106	73,873,031	19,366,978	3,058,729	1,508,856
Shares issued in connection with Fund reorganization (Note 8)	—	—	2,602,203	—	—	647,035
Reinvested	18,605	19,507	6,308	11,755	8,018	2,462
Redeemed	(118,247,535)	(144,152,735)	(74,035,964)	(18,545,290)	(3,003,941)	(1,345,481)
Change in Morgan Shares	558,514	202,878	2,445,578	833,443	62,806	812,872
Premier
Issued	100,357,169	113,199,104	4,734,062	3,779,795	6,220,158	1,957,049
Shares issued in connection with Fund reorganization (Note 8)	—	—	834,357	—	—	1,345,102
Reinvested	12,892	12,501	5,473	5,410	4,789	1,470
Redeemed	(100,797,442)	(112,670,398)	(4,885,718)	(3,584,852)	(6,069,511)	(2,294,006)
Change in Premier Shares	(427,381)	541,207	688,174	200,353	155,436	1,009,615
Agency
Issued	40,097,621	29,406,736	16,284,749	4,390,556	7,473,267	5,099,817
Shares issued in connection with Fund reorganization (Note 8)	—	—	3,579,738	—	—	869,798
Reinvested	52,437	58,953	26,697	12,792	15,272	5,563
Redeemed	(39,320,777)	(29,994,480)	(15,943,537)	(4,362,792)	(7,491,789)	(5,077,180)
Change in Agency Shares	829,281	(528,791)	3,947,647	40,556	(3,250)	897,998
Class B
Issued	—	—	—	651	314	1,657
Reinvested	—	—	—	34	35	29
Redeemed	—	—	—	(571)	(888)	(2,188)
Change in Class B Shares	—	—	—	114	(539)	(502)
Class C
Issued	—	—	—	36,339	42,134	33,111
Reinvested	—	—	—	510	508	79
Redeemed	—		—	(24,682)	(49,083)	(6,149)
Change in Class C Shares	—	—	—	12,167	(6,441)	27,041

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Morgan Shares on February 18, 2005.

(c)	Commencement of offering of Morgan, Premier and Agency Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	U.S. Government Money Market Fund			U.S. Treasury Plus Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)(b)	Year Ended 6/30/2005 (c)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (d)
SHARE TRANSACTIONS:
Institutional
Issued	9,148,898	10,880,860	7,123,597	7,276,253	11,165,668	6,235,437
Shares issued in connection with Fund reorganization (Note 8)	—	—	2,277,485	—	—	648,863
Reinvested	32,386	27,421	12,597	14,710	30,961	4,744
Redeemed	(9,271,811)	(10,611,070)	(7,396,447)	(7,743,886)	(8,750,816)	(5,183,434)
Change in Institutional Shares	(90,527)	297,211	2,017,232	(452,923)	2,445,813	1,705,610
Reserve
Issued	89,781,978	111,526,566	896,642	152,872,692	190,515,283	7,728,599
Shares issued in connection with Fund reorganization (Note 8)	—	—	500,579	—	—	229,976
Reinvested	39	254	1	3,600	7,547	6,873
Redeemed	(90,181,354)	(111,556,459)	(647,740)	(153,586,319)	(190,755,665)	(7,930,586)
Change in Reserve Shares	(399,337)	(29,639)	749,482	(710,027)	(232,835)	34,862
Investor
Issued	—	—	—	1,420,532	2,137,328	4,591,852
Reinvested	—	—	—	104	60	43
Redeemed	—	—	—	(1,561,889)	(2,659,642)	(5,002,838)
Change in Investor Shares	—	—	—	(141,253)	(522,254)	(410,943)
Capital Class
Issued	20,348,657	37,432,817	30,953,997	—	—	—
Reinvested	36,938	61,939	29,195	—	—	—
Redeemed	(25,216,040)	(30,693,773)	(33,611,168)	—	—	—
Change in Capital Shares	(4,830,445)	6,800,983	(2,627,976)	—	—	—
Service
Issued	— (e)	15	—	—	—	—
Reinvested	1	— (e)	—	—	—	—
Redeemed	— (e)	— (e)	—	—	—	—
Change in Service Class Shares	1	15	—	—	—	—

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Service Shares on July 15, 2005.

(c)	Commencement of offering of Institutional and Reserve Shares on February 18, 2005.

(d)	Commencement of offering of Institutional Shares on February 18, 2005.

(e)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   87

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$3,098,733	$3,591,453	$7,865,771	$4,292,190	$3,776,738	$7,848,500
Dividends reinvested	2,698	2,267	2,697	24,844	20,513	22,755
Cost of shares redeemed	(3,107,544)	(3,607,679)	(7,886,225)	(4,617,500)	(3,916,315)	(7,707,406)
Change in net assets from Morgan capital transactions	$(6,113)	$(13,959)	$(17,757)	$(300,466)	$(119,064)	$163,849
Premier
Proceeds from shares issued	$1,325,399	$2,120,277	$7,999,963	$50,747,117	$46,287,989	$15,473,968
Net assets acquired in a tax-free reorganization (Note 8)	—	—	—	—	—	366,113
Dividends reinvested	7,506	8,886	13,358	5,525	3,878	3,763
Cost of shares redeemed	(1,601,646)	(2,875,367)	(7,567,871)	(50,479,739)	(45,793,996)	(15,398,519)
Change in net assets from Premier capital transactions	$(268,741)	$(746,204)	$445,450	$272,903	$497,871	$445,325
Agency
Proceeds from shares issued	$578,034	$800,315	$2,061,609	$2,819,694	$4,013,823	$8,999,161
Net assets acquired in a tax-free reorganization (Note 8)	—	—	—	—	—	134,217
Dividends reinvested	1,352	920	1,774	21,421	9,421	12,402
Cost of shares redeemed	(648,148)	(804,017)	(2,249,246)	(2,888,661)	(3,662,766)	(9,191,447)
Change in net assets from Agency capital transactions	$(68,762)	$(2,782)	$(185,863)	$(47,546)	$360,478	$(45,667)
Institutional
Proceeds from shares issued	$8,825,447	$6,859,699	$6,271,911	$5,951,148	$3,814,741	$8,634,846
Dividends reinvested	38,417	19,399	14,682	20,558	12,746	18,480
Cost of shares redeemed	(7,574,892)	(6,430,008)	(5,740,187)	(5,516,263)	(3,566,262)	(9,311,878)
Change in net assets from Institutional capital transactions	$1,288,972	$449,090	$546,406	$455,443	$261,225	$(658,552)
Reserve
Proceeds from shares issued	$10,285	$9,025	$3,075	$9,982	$5,795	$1,594
Dividends reinvested	25	21	4	102	26	2
Cost of shares redeemed	(9,483)	(9,379)	(1,986)	(3,011)	(4,126)	(629)
Change in net assets from Reserve capital transactions	$827	$(333)	$1,093	$7,073	$1,695	$967
Capital
Proceeds from shares issued	$—	$—	$—	$4,580,105	$2,812,944	$3,557,673
Net assets acquired in a tax-free reorganization (Note 8)	—	—	—	—	—	2,002,704
Dividends reinvested	—	—	—	15,322	3,770	2,796
Cost of shares redeemed	—	—	—	(4,724,478)	(3,107,487)	(3,892,170)
Change in net assets from Capital capital transactions	$—	$—	$—	$(129,051)	$(290,773)	$1,671,003

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	Commencement of offering Reserve and Capital Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Federal Money Market Fund			100% U.S. Treasury Securities Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (c)
SHARE TRANSACTIONS:
Morgan
Issued	3,098,733	3,591,453	7,865,771	4,292,190	3,776,738	7,848,500
Reinvested	2,698	2,267	2,697	24,844	20,513	22,755
Redeemed	(3,107,544)	(3,607,679)	(7,886,225)	(4,617,500)	(3,916,315)	(7,707,406)
Change in Morgan Shares	(6,113)	(13,959)	(17,757)	(300,466)	(119,064)	163,849
Premier
Issued	1,325,399	2,120,277	7,999,963	50,747,117	46,287,988	15,473,968
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	366,115
Reinvested	7,506	8,886	13,358	5,525	3,878	3,764
Redeemed	(1,601,646)	(2,875,367)	(7,567,871)	(50,479,739)	(45,793,996)	(15,398,519)
Change in Premier Shares	(268,741)	(746,204)	445,450	272,903	497,870	445,328
Agency
Issued	578,034	800,315	2,061,609	2,819,694	4,013,823	8,999,161
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	134,233
Reinvested	1,352	920	1,774	21,421	9,421	12,402
Redeemed	(648,148)	(804,017)	(2,249,246)	(2,888,661)	(3,662,767)	(9,191,447)
Change in Agency Shares	(68,762)	(2,782)	(185,863)	(47,546)	360,477	(45,651)
Institutional
Issued	8,825,447	6,859,698	6,271,911	5,951,148	3,814,741	8,634,846
Reinvested	38,417	19,399	14,682	20,558	12,746	18,480
Redeemed	(7,574,892)	(6,430,008)	(5,740,187)	(5,516,263)	(3,566,262)	(9,311,878)
Change in Institutional Shares	1,288,972	449,089	546,406	455,443	261,225	(658,552)
Reserve
Proceeds from shares issued	10,285	9,025	3,075	9,982	5,796	1,594
Dividends reinvested	25	21	4	102	26	2
Cost of shares redeemed	(9,483)	(9,379)	(1,986)	(3,011)	(4,126)	(629)
Change in Reserve Shares	827	(333)	1,093	7,073	1,696	967
Capital
Proceeds from shares issued	—	—	—	4,580,105	2,812,944	3,557,673
Shares issued in connection with Fund reorganization (Note 8)	—	—	—	—	—	2,002,826
Dividends reinvested	—	—	—	15,322	3,770	2,796
Cost of shares redeemed	—	—	—	(4,724,478)	(3,107,487)	(3,892,170)
Change in Capital Shares	—	—	—	(129,051)	(290,773)	1,671,125

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	Commencement of offering of Reserve and Capital Shares on February 18, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   89

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund			Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)
CAPITAL TRANSACTIONS:
Morgan
Proceeds from shares issued	$3,862,575	$2,799,394	$1,767,790	$579,024	$741,863	$46,984
Dividends reinvested	3,002	3,163	4,185	4,252	1,243	193
Cost of shares redeemed	(3,936,130)	(2,894,678)	(1,780,647)	(514,865)	(531,478)	(10,682)
Change in net assets from Morgan capital transactions	$(70,553)	$(92,121)	$(8,672)	$68,411	$211,628	$36,495
Premier
Proceeds from shares issued	$13,886,651	$13,397,911	$20,165,881	$718,010	$882,315	$1,116,456
Dividends reinvested	5,777	4,958	5,776	822	145	71
Cost of shares redeemed	(13,671,096)	(11,968,103)	(19,524,300)	(538,681)	(802,925)	(1,156,677)
Change in net assets from Premier capital transactions	$221,332	$1,434,766	$647,357	$180,151	$79,535	$(40,150)
Agency
Proceeds from shares issued	$2,000,987	$1,877,740	$4,923,353	$106,378	$251,364	$1,315
Dividends reinvested	5,281	5,250	7,064	543	543	2
Cost of shares redeemed	(2,035,951)	(2,343,079)	(5,199,043)	(138,406)	(206,390)	(1,300)
Change in net assets from Agency capital transactions	$(29,683)	$(460,089)	$(268,626)	$(31,485)	$45,517	$17
Institutional
Proceeds from shares issued	$27,153,130	$38,074,120	$60,613,671	$613,907	$959,914	$263,164
Dividends reinvested	76,429	69,083	91,305	730	490	29
Cost of shares redeemed	(28,705,227)	(37,648,976)	(60,415,589)	(655,614)	(795,397)	(178,438)
Change in net assets from Institutional capital transactions	$(1,475,668)	$494,227	$289,387	$(40,977)	$165,007	$84,755
Reserve
Proceeds from shares issued	$3,364	$4,674	$4,583	$16,999,157	$28,410,335	$1,684,229
Dividends reinvested	13	19	7	100	2,218	2,114
Cost of shares redeemed	(4,280)	(4,286)	(2,166)	(17,031,978)	(28,612,979)	(1,688,276)
Change in net assets from Reserve capital transactions	$(903)	$407	$2,424	$(32,721)	$(200,426)	$(1,933)
Service
Proceeds from shares issued	$—	$—	$—	$— (f)	$15	$—
Dividends reinvested	—	—	—	— (f)	— (f)	—
Cost of shares redeemed	—	—	—	— (f)	—	—
Change in net assets from Service Class capital transactions	$—	$—	$—	$— (f)	$15	$—
E*Trade
Proceeds from shares issued	$—	$—	$—	$1,417,741	$315,961	$—
Dividends reinvested	—	—	—	9,391	619	—
Cost of shares redeemed	—	—	—	(182,980)	(9,215)	—
Change in net assets from E*Trade capital transactions	$—	$—	$—	$1,244,152	$307,365	$—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of E*Trade Shares on January 17, 2006.

(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.

(f)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Tax Free Money Market Fund			Municipal Money Market Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 8/31/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (c)(d)	Year Ended 6/30/2005 (e)
SHARE TRANSACTIONS:
Morgan
Issued	3,862,575	2,799,394	1,767,791	579,024	741,863	46,984
Reinvested	3,002	3,163	4,185	4,252	1,243	192
Redeemed	(3,936,130)	(2,894,678)	(1,780,647)	(514,865)	(531,478)	(10,681)
Change in Morgan Shares	(70,553)	(92,121)	(8,671)	68,411	211,628	36,495
Premier
Issued	13,886,651	13,397,911	20,165,881	718,010	882,315	1,116,456
Reinvested	5,777	4,958	5,777	822	145	71
Redeemed	(13,671,096)	(11,968,103)	(19,524,298)	(538,681)	(802,925)	(1,156,677)
Change in Premier Shares	221,332	1,434,766	647,360	180,151	79,535	(40,150)
Agency
Issued	2,000,987	1,877,739	4,923,353	106,378	251,364	1,315
Reinvested	5,281	5,250	7,064	543	543	2
Redeemed	(2,035,951)	(2,343,078)	(5,199,042)	(138,406)	(206,390)	(1,300)
Change in Agency Shares	(29,683)	(460,089)	(268,625)	(31,485)	45,517	17
Institutional
Issued	27,153,130	38,074,120	60,613,671	613,907	959,913	263,164
Reinvested	76,429	69,083	91,304	730	490	29
Redeemed	(28,705,227)	(37,648,976)	(60,415,582)	(655,614)	(795,397)	(178,438)
Change in Institutional Shares	(1,475,668)	494,227	289,393	(40,977)	165,006	84,755
Reserve
Issued	3,364	4,674	4,582	16,999,157	28,410,335	1,684,229
Reinvested	13	19	7	100	2,218	2,114
Redeemed	(4,280)	(4,286)	(2,166)	(17,031,978)	(28,612,979)	(1,688,276)
Change in Reserve Shares	(903)	407	2,423	(32,721)	(200,426)	(1,933)
Service Class
Issued	—	—	—	— (f)	15	—
Reinvested	—	—	—	— (f)	— (f)	—
Redeemed	—	—	—	— (f)	—	—
Change in Service Class Shares	—	—	—	— (f)	15	—
E*Trade
Proceeds from shares issued	—	—	—	1,417,741	315,961	—
Dividends reinvested	—	—	—	9,391	619	—
Cost of shares redeemed	—	—	—	(182,980)	(9,215)	—
Change in E*Trade Shares	—	—	—	1,244,152	307,365	—

(a)	The Fund changed its fiscal year end from August 31 to the last day of February.

(b)	Commencement of offering of Reserve Shares on February 18, 2005.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of E*Trade Shares on January 17, 2006.

(e)	Commencement of offering of Morgan, Agency and Institutional Shares on February 18, 2005.

(f)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Morgan

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(f)	$0.02		$(0.02)	$—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)	—	(0.05)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—		0.01		(0.01)	—	(0.01)

U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—		0.02		(0.02)	—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)	—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)	—	(0.05)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—(f)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.30%	$5,700,962	0.51%	4.53%	0.53%
1.00	1.80	3,995,204	0.51	3.61	0.53
1.00	2.08	3,771,089	0.55	2.05	0.58
1.00	0.59	3,919,246	0.59	0.59	0.63
1.00	0.87	4,627,000	0.59	0.90	0.62
1.00	1.71	7,552,000	0.58	1.72	0.61
1.00	5.10	10,367,000	0.59	4.82	0.61

1.00	2.24	2,213,220	0.59	4.41	0.64
1.00	2.26	1,889,908	0.59	3.56	0.64
1.00	0.84	253,991	0.59	2.36	0.64

1.00	2.23	3,206,811	0.59	4.39	0.63
1.00	2.24	2,648,298	0.59	3.34	0.63
1.00	0.81	2,445,422	0.59	2.26	0.63

1.00	2.21	1,709,053	0.59	4.39	0.63
1.00	2.16	875,609	0.59	3.20	0.64
1.00	0.78	812,795	0.59	2.20	0.62

1.00	2.22	200,813	0.59	4.35	0.64
1.00	1.72	206,926	0.59	3.44	0.64
1.00	1.88	220,885	0.64	1.85	0.72
1.00	0.41	238,643	0.70	0.40	0.79
1.00	0.70	310,996	0.70	0.72	0.79
1.00	1.51	451,881	0.70	1.53	0.72
1.00	4.84	658,008	0.70	4.57	0.74

1.00	2.12	1,613,026	0.59	4.15	0.64
1.00	1.59	1,913,521	0.59	3.18	0.64
1.00	1.75	2,032,558	0.59	1.75	0.66
1.00	0.45	1,868,692	0.59	0.43	0.69
1.00	0.75	2,535,204	0.59	0.77	0.69
1.00	1.55	3,525,590	0.59	1.53	0.69
1.00	4.75	4,026,670	0.59	4.59	0.71

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Morgan (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income	Net realized gains	Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(f)	$0.01		$(0.01)	—	$(0.01)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)	—	(0.02)
Year Ended August 31, 2004	1.00	—	(f)	—		—	(f)	— (f)	—	—
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)	—	(0.01)
Year Ended August 31, 2001	1.00	0.03		—		0.03		(0.03)	—	(0.03)

Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(f)	0.02		(0.02)	—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)
February 19, 2005 (e) to June 30, 2005	1.00	0.01		—	(f)	0.01		(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.45%	$395,518	0.59%	2.98%	0.63%
1.00	1.15	465,810	0.59	2.37	0.63
1.00	1.43	557,839	0.59	1.43	0.66
1.00	0.48	566,501	0.59	0.48	0.68
1.00	0.69	655,098	0.59	0.72	0.69
1.00	1.21	903,000	0.59	1.14	0.69
1.00	3.13	906,754	0.59	3.09	0.72

1.00	1.47	316,588	0.59	2.90	0.64
1.00	1.49	248,123	0.59	2.33	0.64
1.00	0.63	36,495	0.59	1.79	0.63

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)

U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)		—	(0.06)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—(f)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.33%	$7,406,085	0.45%	4.57%	0.48%
1.00	1.83	7,450,365	0.45	3.65	0.48
1.00	2.18	8,577,924	0.45	2.22	0.48
1.00	0.73	5,887,641	0.45	0.73	0.47
1.00	1.01	5,411,913	0.45	1.00	0.46
1.00	1.85	5,182,000	0.44	1.80	0.47
1.00	5.25	2,153,000	0.45	4.96	0.49

1.00	2.31	479,406	0.45	4.57	0.49
1.00	2.36	316,397	0.45	3.61	0.49
1.00	0.89	80,814	0.45	2.52	0.52

1.00	2.31	1,530,426	0.45	4.52	0.48
1.00	2.37	1,957,807	0.39	3.56	0.48
1.00	1.79	1,416,600	0.39	1.94	0.44
1.00	0.72	728,456	0.39	0.71	0.39
1.00	1.15	770,196	0.39	1.13	0.39
1.00	2.21	699,907	0.37	2.24	0.39
1.00	5.71	778,727	0.35	5.33	0.39

1.00	2.28	1,365,303	0.45	4.50	0.49
1.00	2.25	1,164,950	0.45	3.36	0.49
1.00	0.83	1,009,503	0.45	2.32	0.47

1.00	2.29	488,019	0.45	4.44	0.49
1.00	1.79	756,761	0.45	3.52	0.49
1.00	2.08	1,502,964	0.45	2.13	0.49
1.00	0.66	1,057,504	0.45	0.65	0.48
1.00	0.95	1,214,705	0.45	0.96	0.47
1.00	1.77	1,403,875	0.45	1.73	0.47
1.00	5.07	275,695	0.49	4.78	0.49

1.00	2.19	1,780,812	0.45	4.30	0.49
1.00	1.69	1,507,936	0.39	3.48	0.49
1.00	1.92	1,010,061	0.41	2.08	0.48
1.00	0.58	564,734	0.46	0.57	0.47
1.00	0.88	488,963	0.46	0.85	0.47
1.00	1.68	352,873	0.46	1.52	0.48
1.00	4.84	133,245	0.48	4.70	0.52

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Premier (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2001	1.00	0.03	—		0.03	(0.03)		—	(0.03)

Municipal Money Market Fund (d)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (e)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2001	1.00	0.03	—		0.03	(0.03)		—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Class I was renamed as Premier Shares.

(e)	The Fund changed its fiscal year end from June 30 to the last day of February.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.52%	$6,342,148	0.45%	2.99%	0.48%
1.00	1.22	6,120,346	0.45	2.47	0.48
1.00	1.58	4,686,356	0.45	1.57	0.48
1.00	0.62	4,038,922	0.45	0.62	0.47
1.00	0.83	3,429,000	0.45	0.82	0.47
1.00	1.35	3,066,000	0.45	1.25	0.48
1.00	3.21	115,565	0.51	3.17	0.53

1.00	1.54	1,087,209	0.45	3.04	0.49
1.00	1.58	906,870	0.45	2.36	0.48
1.00	1.42	827,335	0.45	1.39	0.51
1.00	0.61	867,509	0.45	0.60	0.53
1.00	0.96	1,085,136	0.45	0.96	0.53
1.00	1.45	1,290,395	0.45	1.38	0.53
1.00	3.48	977,300	0.45	3.43	0.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   99

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(g)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)		—	(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)

U.S. Government Money Market Fund (f)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
November 1, 2001 (e) to June 30, 2002	1.00	0.01	—		0.01	(0.01)		—	(0.01)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(g)	0.01	(0.01)		—	(0.01)

Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05	—		0.05	(0.05)		—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Administrative Class was renamed as Agency Shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

100   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	2.42%	$10,638,443	0.26%	4.77%	0.33%
1.00	1.93	9,357,166	0.26	3.84	0.33
1.00	2.37	12,406,388	0.26	2.35	0.33
1.00	0.93	11,669,540	0.26	0.92	0.32
1.00	1.20	12,648,000	0.26	1.20	0.31
1.00	2.05	12,562,000	0.25	2.08	0.32
1.00	5.45	16,676,000	0.26	5.15	0.33

1.00	2.41	204,572	0.26	4.72	0.34
1.00	2.49	206,098	0.26	3.68	0.34
1.00	0.96	482,594	0.26	2.68	0.37

1.00	2.40	4,346,241	0.26	4.74	0.33
1.00	2.48	3,516,960	0.24	3.65	0.33
1.00	1.95	4,045,754	0.24	2.55	0.32
1.00	0.87	98,212	0.24	0.86	0.24
1.00	1.30	578,118	0.24	1.14	0.24
1.00	1.21	81,789	0.24	1.72	0.24

1.00	2.38	935,431	0.26	4.67	0.34
1.00	2.38	894,875	0.26	3.55	0.34
1.00	0.89	898,116	0.26	2.52	0.32

1.00	2.39	132,060	0.26	4.65	0.34
1.00	1.89	200,822	0.26	3.74	0.34
1.00	2.27	203,604	0.26	2.17	0.34
1.00	0.85	389,465	0.26	0.85	0.33
1.00	1.14	333,490	0.26	1.20	0.33
1.00	1.96	522,503	0.26	2.02	0.32
1.00	5.30	1,169,232	0.26	5.01	0.34

1.00	2.29	1,051,319	0.26	4.49	0.34
1.00	1.77	1,098,879	0.24	3.56	0.34
1.00	2.10	738,403	0.24	2.09	0.33
1.00	0.79	784,065	0.25	0.78	0.32
1.00	1.09	818,000	0.25	1.11	0.32
1.00	1.89	1,090,033	0.25	1.86	0.32
1.00	5.11	1,169,893	0.25	4.93	0.35

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   101

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Agency (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.03	—		0.03	(0.03)		—	(0.03)

Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

102   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	1.62%	$414,862	0.26%	3.20%	0.33%
1.00	1.31	444,492	0.26	2.63	0.33
1.00	1.77	904,664	0.26	1.74	0.33
1.00	0.81	1,173,270	0.26	0.82	0.32
1.00	1.02	724,817	0.26	1.05	0.33
1.00	1.54	1,091,000	0.26	1.45	0.33
1.00	3.47	921,139	0.26	3.42	0.36

1.00	1.64	14,055	0.26	3.16	0.34
1.00	1.71	45,534	0.26	2.71	0.34
1.00	0.75	17	0.26	2.34	0.32

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   103

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.04		—		0.04		(0.04)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.04		—		0.04		(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

104   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.06%	$7,051	0.97%	4.09%	1.18%
1.00	1.57	5,907	0.97	3.16	1.18
1.00	1.52	5,690	1.11	1.58	1.23
1.00	0.12	8,247	1.06	0.12	1.28
1.00	0.25	10,093	1.21	0.27	1.27
1.00	1.05	13,296	1.23	1.10	1.26
1.00	4.43	17,726	1.24	4.17	1.26

1.00	2.04	23,939	0.97	4.05	1.19
1.00	2.01	20,450	0.97	2.97	1.19
1.00	1.27	26,999	1.01	1.17	1.44
1.00	0.15	41,540	1.02	0.15	1.54
1.00	0.33	62,581	1.33	0.32	1.55
1.00	1.12	38,690	1.52	1.08	1.55
1.00	4.58	33,898	1.52	4.22	1.55

1.00	2.02	1,933	0.97	3.98	1.19
1.00	1.90	1,819	0.97	2.82	1.19
1.00	1.25	2,358	0.87	1.18	1.42
1.00	0.24	2,860	0.82	0.24	1.52
1.00	0.31	3,096	1.17	0.31	1.53
1.00	1.05	1,735	1.52	0.95	1.53
1.00	4.27	1,014	1.52	4.17	1.54

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   105

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended August 31, 2001	1.00	0.04		—		0.04		(0.04)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)

U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(e)	0.02		(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(e)	0.01		(0.01)
Year Ended June 30, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2003	1.00	—	(e)	—		—	(e)	— (e)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)
Year Ended June 30, 2001	1.00	0.04		—		0.04		(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

106   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.06%	$2,175	0.97%	4.19%	1.18%
1.00	1.57	611	0.97	3.21	1.18
1.00	1.52	387	1.11	1.54	1.23
1.00	0.12	661	1.07	0.13	1.28
1.00	0.25	564	1.21	0.25	1.27
1.00	1.05	628	1.23	1.16	1.26
1.00	4.43	302	1.24	4.17	1.26

1.00	2.04	401,705	0.97	4.00	1.19
1.00	2.01	543,064	0.97	3.04	1.19
1.00	1.27	347,285	0.97	2.06	1.23
1.00	0.15	8,284	1.02	0.15	1.52
1.00	0.33	9,267	1.33	0.31	1.55
1.00	1.12	3,430	1.52	0.95	1.55
1.00	4.58	1,266	1.52	4.30	1.56

1.00	2.01	33,315	0.97	4.00	1.19
1.00	1.90	21,148	0.97	2.82	1.19
1.00	1.25	27,589	0.96	1.90	1.21
1.00	0.24	548	0.83	0.24	1.53
1.00	0.31	869	1.19	0.30	1.53
1.00	1.05	682	1.52	1.02	1.53
1.00	4.27	459	1.52	4.00	1.53

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   107

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(f)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.03	—		0.03	(0.03)		—	(0.03)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(f)	0.03	(0.03)		—	(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)
U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
U.S. Treasury Plus Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—(f)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)
Year Ended August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended August 31, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
September 10, 2001 (e) to August 31, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(f)	0.02	(0.02)		—	(0.02)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—	(f)	0.01	(0.01)		—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

108   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits

$1.00	2.46%	$22,952,913	0.20%	4.84%	0.28%
1.00	1.96	21,099,369	0.20	3.91	0.28
1.00	2.43	21,516,192	0.20	2.36	0.30
1.00	0.99	26,513,965	0.20	0.99	0.32
1.00	1.27	25,075,000	0.20	1.24	0.31
1.00	2.02	21,881,000	0.19	2.06	0.32

1.00	2.44	1,693,347	0.20	4.78	0.29
1.00	2.53	1,882,903	0.20	3.77	0.29
1.00	0.98	1,452,881	0.20	2.76	0.32

1.00	2.44	2,223,844	0.20	4.78	0.28
1.00	2.50	2,314,372	0.20	3.76	0.28
1.00	0.94	2,017,162	0.20	2.66	0.28

1.00	2.41	3,698,486	0.20	4.73	0.29
1.00	2.42	4,151,409	0.20	3.72	0.29
1.00	0.92	1,705,565	0.20	2.61	0.27

1.00	2.42	3,555,861	0.20	4.77	0.28
1.00	1.92	2,266,888	0.20	3.86	0.29
1.00	2.34	1,817,800	0.20	2.36	0.31
1.00	0.91	1,271,387	0.20	0.90	0.32
1.00	1.20	1,712,000	0.20	1.20	0.32
1.00	1.93	1,953,000	0.20	1.97	0.32

1.00	2.32	2,034,936	0.20	4.56	0.29
1.00	1.79	1,579,514	0.20	3.59	0.29
1.00	2.14	1,318,264	0.20	2.07	0.30
1.00	0.84	1,976,796	0.20	0.84	0.31
1.00	1.14	1,126,307	0.20	1.08	0.32
1.00	1.85	267,011	0.20	1.67	0.33

1.00	1.65	7,990,961	0.20	3.25	0.28
1.00	1.34	9,465,973	0.20	2.69	0.28
1.00	1.83	8,973,878	0.20	1.81	0.30
1.00	0.87	8,684,334	0.20	0.87	0.31
1.00	1.09	6,332,000	0.20	1.05	0.32
1.00	1.54	3,889,112	0.20	1.46	0.33

1.00	1.67	208,808	0.20	3.26	0.29
1.00	1.75	249,762	0.20	2.71	0.29
1.00	0.77	84,755	0.20	2.27	0.28

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   109

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(g)	$0.02		$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended August 31, 2004	1.00	—	(g)	—		—	(g)	—	(g)	—	—(g)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended August 31, 2002	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended August 31, 2001	1.00	0.05		—		0.05		(0.05)		—	(0.05)

Liquid Assets Money Market Fund (e)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	—	(g)	—	—(g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)		—	(0.05)

U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—		0.02		(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—		0.02		(0.02)		—	(0.02)
February 19, 2005 (f) to June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)

U.S. Treasury Plus Money Market Fund (e)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	—	(g)	—	—(g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.02		—		0.02		(0.02)		—	(0.02)
Year Ended June 30, 2001	1.00	0.05		—		0.05		(0.05)		—	(0.05)

Federal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)		—	(0.01)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02		—	(g)	0.02		(0.02)		—(g)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(g)	0.02		(0.02)		—	(0.02)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)		—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

110   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.20%	$362,511	0.70%	4.35%	0.73%
1.00	1.71	445,119	0.70	3.45	0.73
1.00	1.92	304,259	0.70	1.92	0.73
1.00	0.48	269,516	0.70	0.48	0.73
1.00	0.76	355,358	0.70	0.76	0.71
1.00	1.60	393,000	0.68	1.41	0.72
1.00	4.88	10,002	0.79	4.62	2.17

1.00	2.18	1,194,700	0.70	4.26	0.74
1.00	2.19	2,564,187	0.70	3.25	0.74
1.00	1.53	3,569,531	0.75	1.48	0.78
1.00	0.40	4,372,583	0.77	0.40	0.79
1.00	0.89	5,744,025	0.77	0.90	0.80
1.00	1.88	6,521,235	0.77	1.88	0.80
1.00	5.37	7,342,790	0.77	5.01	0.80

1.00	2.18	320,499	0.70	4.26	0.73
1.00	2.17	719,836	0.69	3.23	0.73
1.00	0.77	749,475	0.69	2.19	0.73

1.00	2.15	794,927	0.70	4.21	0.74
1.00	2.08	1,504,955	0.70	3.10	0.74
1.00	1.38	1,737,775	0.74	1.40	0.75
1.00	0.29	1,702,965	0.77	0.29	0.77
1.00	0.73	2,453,050	0.77	0.75	0.78
1.00	1.81	3,162,893	0.77	1.80	0.78
1.00	5.05	3,512,937	0.77	4.75	0.78

1.00	2.16	1,587	0.70	4.28	0.73
1.00	1.67	760	0.70	3.30	0.74
1.00	1.21	1,093	0.70	2.65	0.73

1.00	2.06	9,735	0.70	4.19	0.73
1.00	1.54	2,663	0.68	3.21	0.74
1.00	1.11	968	0.68	2.37	0.73

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   111

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Reserve (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gains	Total distributions
Tax Free Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	(g)	$0.01		$(0.01	) $	—	$(0.01)
September 1, 2005 to February 28, 2006 (c)	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
February 19, 2005 (f) to August 31, 2005	1.00	0.01		—		0.01		(0.01)		—	(0.01)

Municipal Money Market Fund (e)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
July 1, 2005 to February 28, 2006 (d)	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
Year Ended June 30, 2005	1.00	0.01		—	(g)	0.01		(0.01)		—	(0.01)
Year Ended June 30, 2004	1.00	—	(g)	—		—	(g)	—	(g)	—	—(g)
Year Ended June 30, 2003	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.01		—		0.01		(0.01)		—	(0.01)
Year Ended June 30, 2001	1.00	0.03		—		0.03		(0.03)		—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Class A was renamed as Reserve Shares.

(f)	Commencement of offering of class of shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

112   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.39%	$1,927	0.70%	2.70%	0.73%
1.00	1.09	2,829	0.70	2.17	0.73
1.00	0.86	2,423	0.70	1.71	0.73

1.00	1.41	140,671	0.70	2.78	0.74
1.00	1.41	173,362	0.70	2.09	0.73
1.00	1.16	373,788	0.70	1.13	0.76
1.00	0.36	375,729	0.70	0.35	0.78
1.00	0.71	486,778	0.70	0.71	0.78
1.00	1.20	534,947	0.69	1.19	0.77
1.00	3.23	470,425	0.70	3.18	0.78

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   113

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Investor

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Liquid Assets Money Market Fund (c)
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)

U.S. Treasury Plus Money Market Fund (c)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(e)	0.02	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2005	1.00	0.02	—	(e)	0.02	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)
Year Ended June 30, 2001	1.00	0.05	—		0.05	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Class I was renamed as Investor Shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

114   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.28%	$1,818,138	0.51%	4.48%	0.54%
1.00	2.32	1,685,923	0.51	3.44	0.54
1.00	1.77	1,962,817	0.52	1.58	0.55
1.00	0.65	3,898,608	0.52	0.65	0.54
1.00	1.15	4,881,506	0.52	1.14	0.55
1.00	2.14	5,325,870	0.52	2.12	0.55
1.00	5.63	5,172,911	0.52	5.54	0.55

1.00	2.25	1,846,163	0.51	4.42	0.54
1.00	2.21	1,987,416	0.51	3.27	0.54
1.00	1.52	2,509,650	0.52	1.56	0.52
1.00	0.55	2,920,637	0.52	0.54	0.52
1.00	0.99	3,912,526	0.52	0.99	0.53
1.00	2.07	4,188,032	0.52	2.01	0.53
1.00	5.31	3,941,215	0.52	5.25	0.54

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   115

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Cash Management

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments		Total from investment operations		Net investment income
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02		$—	(e)	$0.02		$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02		—	(e)	0.02		(0.02)
Year Ended August 31, 2005	1.00	0.02		—		0.02		(0.02)
Year Ended August 31, 2004	1.00	—	(e)	—		—	(e)	— (e)
Year Ended August 31, 2003	1.00	0.01		—		0.01		(0.01)
September 10, 2001 (d) to August 31, 2002	1.00	0.01		—		0.01		(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	Commencement of offering of class of shares.

(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

116   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.07%	$56,473	0.96%	4.03%	0.98%
1.00	1.58	82,930	0.96	3.15	0.98
1.00	1.66	97,786	0.96	1.67	0.99
1.00	0.21	84,565	0.96	0.21	0.99
1.00	0.50	544,027	0.95	0.48	0.96
1.00	1.25	282,217	0.96	1.17	0.99

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   117

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Capital

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income		Net realized gains	Total distributions
Prime Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(g)	$0.02	$(0.02	) $	—	$(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
February 19, 2005 to August 31, 2005	1.00	0.02	—		0.02	(0.02)		—	(0.02)

Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—	(g)	0.03	(0.03)		—	(0.03)
February 19, 2005 (e) to June 30, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)

U.S. Government Money Market Fund (f)
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)		—	(0.02)
July 1, 2005 to February 28, 2006 (d)	1.00	0.03	—		0.03	(0.03)		—	(0.03)
Year Ended June 30, 2005	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
Year Ended June 30, 2004	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2003	1.00	0.01	—		0.01	(0.01)		—	(0.01)
Year Ended June 30, 2002	1.00	0.02	—		0.02	(0.02)		—	(0.02)
Year Ended June 30, 2001	1.00	0.06	—		0.06	(0.06)		—	(0.06)

100% U.S. Treasury Securities Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—	(g)	0.02	(0.02)		—(g)	(0.02)
September 1, 2005 to February 28, 2006 (c)	1.00	0.02	—	(g)	0.02	(0.02)		—	(0.02)
February 19, 2005 to August 31, 2005	1.00	0.01	—		0.01	(0.01)		—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from August 31 to the last day of February.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Class I was renamed as Capital Shares.

(g)	Amount is less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

118   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.48%	$37,328,467	0.16%	4.88%	0.23%
1.00	1.98	29,137,733	0.16	3.97	0.23
1.00	1.55	27,693,602	0.16	2.96	0.23

1.00	2.46	1,175,134	0.16	4.81	0.24
1.00	2.56	1,631,764	0.16	3.73	0.24
1.00	0.99	3,102,545	0.16	2.80	0.27

1.00	2.46	6,499,851	0.16	4.78	0.23
1.00	2.54	11,330,299	0.14	3.89	0.23
1.00	2.05	4,529,318	0.14	1.94	0.17
1.00	0.97	7,157,361	0.14	0.96	0.14
1.00	1.40	9,031,960	0.14	1.37	0.14
1.00	2.45	5,951,880	0.14	2.40	0.14
1.00	5.93	4,495,228	0.14	5.70	0.14

1.00	2.34	1,251,186	0.16	4.61	0.24
1.00	1.82	1,380,249	0.14	3.61	0.24
1.00	1.40	1,670,983	0.14	2.64	0.23

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   119

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Service

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized gains (losses) on investments		Total from investment operations	Net investment income
Liquid Assets Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.02	$—	(e)	$0.02	$(0.02)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—	(e)	0.02	(0.02)

U.S. Government Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.02	—		0.02	(0.02)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.02	—		0.02	(0.02)

Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	1.00	0.01	—	(e)	0.01	(0.01)
July 15, 2005 (d) to February 28, 2006 (c)	1.00	0.01	—	(e)	0.01	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	The Fund changed its fiscal year end from June 30 to the last day of February.

(d)	Commencement of offering of class of shares.

(e)	Amount is less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

120   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	2.03%	$16	1.00%	3.99%	1.09%
1.00	1.89	15	1.00	3.00	1.10

1.00	2.03	16	1.00	3.99	1.07
1.00	1.87	15	1.00	2.97	1.09

1.00	1.26	15	1.00	2.48	1.09
1.00	1.16	15	1.00	1.85	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   121

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

E*Trade

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized gains (losses) on investments	Total from investment operations		Net investment income
Municipal Money Market Fund
Six Months Ended August 31, 2006 (Unaudited)	$1.00	$0.01		$—	$0.01		$(0.01)
January 17, 2006 (c) to February 28, 2006 (d)	1.00	—	(e)	—	—	(e)	— (e)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Commencement of offering of class of shares.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Amount rounds to less than $0.01

SEE NOTES TO FINANCIAL STATEMENTS.

122   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earning credits
$1.00	1.26%	$1,551,626	1.00%	2.54%	1.09%
1.00	0.25	307,366	1.00	2.11	1.09

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   123

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004 as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Prime Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Cash Management, and Capital	JPM I
Liquid Assets Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve, Investor, Capital and Service	JPM II
U.S. Government Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Capital and Service	JPM II
U.S. Treasury Plus Money Market Fund	Morgan, Premier, Agency, Class B, Class C, Institutional, Reserve and Investor	JPM II
Federal Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve	JPM I
100% U.S. Treasury Securities Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve and Capital	JPM I
Tax Free Money Market Fund	Morgan, Premier, Agency, Institutional and Reserve	JPM I
Municipal Money Market Fund	Morgan, Premier, Agency, Institutional, Reserve, Service and E*Trade	JPM II

The Morgan Class Shares commenced operations on February 18, 2005 for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund.

The Premier Class Shares commenced operations on February 18, 2005 for the Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund.

The Agency Class Shares commenced operations on February 18, 2005 for the Liquid Assets Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund.

The Institutional Class Shares commenced operations on February 18, 2005 for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund and Municipal Money Market Fund.

The Reserve Class Shares commenced operations on February 18, 2005 for the U.S. Government Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund.

The Capital Class Shares commenced operations on February 18, 2005 for the Prime Money Market Fund, Liquid Assets Money Market Fund and 100% U.S. Treasury Securities Money Market Fund.

The Service Class Shares commenced operations on July 15, 2005 for the Liquid Assets Money Market Fund, the U.S. Government Money Market Fund and the Municipal Money Market Fund.

E*Trade Shares commenced operations on January 17, 2006 for the Municipal Money Market Fund.

Class B and Class C Shares generally provide for a contingent deferred sales charge. Class B Shares automatically convert to Morgan Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in preparation of the financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — The Funds have elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

Certain Funds may hold funding agreements which are contracts that obligate the issuer to pay a guaranteed rate of interest on a principal sum deposited by a purchaser and which may also guarantee the return of principal. Because the funding agreements are not traded, they are generally classified as illiquid securities and are fair valued in accordance with procedures established by and under the supervision and responsibility of the

124   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

Trustees. Valuations are generally based on the creditworthiness of the funding agreement’s issuer. It is possible that the estimated values may differ from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following table lists the market value and percentage of net assets of illiquid securities of the Funds as of August 31, 2006 (amounts in thousands):

	Amount	Percentage
Prime Money Market Fund	$5,069,622	6.0%
Liquid Assets Money Market Fund	865,968	9.4
U.S. Government Money Market Fund	1,000,000	5.6

C. Repurchase Agreements — Certain Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Securities Lending — To generate additional income, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”). The Securities Lending Agreement was effective with respect to the Liquid Assets Money Market Fund and U.S. Government Money Market Fund on December 6, 2004 and an amended and restated agreement was approved by the Board at a meeting held on August 11, 2005. The Securities Lending Agreement was effective with respect to 100% U. S. Treasury Securities Money Market Fund on August 11, 2005.

Under the Securities Lending Agreement, JPMCB acting as agent for the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. government securities outstanding during a given month. For the period ended August 31, 2006, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. government securities and (ii) 0.10% for each loan of the non-U.S. government securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Liquid Assets Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Securities Money Market Fund from any losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   125

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

As of August 31, 2006, the following Funds had securities with the following market values on loan, received the following collateral and for the period then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Lending Agent Fees Paid		Market Value of Collateral	Market Value of Loaned Securities
Liquid Assets Money Market Fund	$—	(a)	$—	$—
U.S. Government Money Market Fund	18		93,455	92,372
100% U.S. Treasury Securities Money Market Fund (b)	539		2,619,207	2,567,850

(a)	Amount rounds to less than $1,000.

(b)	Collateral was received in the form of U.S. Treasury Securities that the Fund cannot sell or repledge, and accordingly, are not reflected in the Fund’s assets and liabilities.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the interest method adjusted for amortization of premiums and accretion of discounts.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the particular Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution fees and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

H. Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e. that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

I. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, JPMorgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Prime Money Market Fund, Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund and JPMorgan Investment Advisors Inc., (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Liquid Assets Money Market Fund, U.S. Government Money Market Fund, U.S. Treasury Plus Money Market and Municipal Money Market Fund. JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMCB, which is a wholly-owned subsidiary of JPMorgan. The annual advisory fee for each Fund is 0.08%.

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administration and shareholder servicing fees are waived and/or expenses are reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

As of August 31, 2006, there were no waivers/reimbursements from the Funds.

126   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the JPMorgan Fund Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Morgan Shares, Class B, Class C, Reserve Shares, Cash Management Shares, Service Shares and E*Trade Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Premier Shares, Agency Shares, Institutional Shares, Investor Shares and Capital Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Morgan	Class B	Class C	Reserve	Cash Management	Service	E*Trade
Prime Money Market Fund	n/a	0.75%	0.75%	0.25%	0.50%	n/a	n/a
Liquid Assets Money Market Fund	0.10%	0.75	0.75	0.25	n/a	0.60%	n/a
U.S. Government Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	n/a
U.S. Treasury Plus Money Market Fund	0.10	0.75	0.75	0.25	n/a	n/a	n/a
Federal Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Tax Free Money Market Fund	0.10	n/a	n/a	0.25	n/a	n/a	n/a
Municipal Money Market Fund	0.10	n/a	n/a	0.25	n/a	0.60	0.60%

In addition, the Distributor is entitled to receive the contingent deferred sales charges (“CDSC”) from redemptions of Class B and Class C Shares and certain Reserve Shares for which front-end sales charges have been waived. For the six months ended August 31, 2006, the Distributor received the following amounts (in thousands):

	Front End Sales Charge		CDSC
Prime Money Market Fund	$4		$36
Liquid Assets Money Market Fund	—	(a)	32
U.S. Treasury Plus Money Market Fund	—	(a)	2

(a)	Amount rounds to less than $1,000.

The Distributor waived Distribution fees and/or reimbursed expenses as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.35%	0.30%	0.15%	0.25%	0.25%	0.10%
Liquid Assets Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
U.S. Government Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
U.S. Treasury Plus Money Market Fund	0.35	0.30	0.15	0.25	0.25	0.10
Federal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
100% U.S. Treasury Securities Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Tax Free Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10
Municipal Money Market Fund	0.35	0.30	0.15	n/a	n/a	0.10

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   127

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.30%	n/a	0.30%	0.05%	n/a	n/a
Liquid Assets Money Market Fund	0.30	0.35%	n/a	0.05	0.30%	n/a
U.S. Government Money Market Fund	0.30	n/a	n/a	0.05	0.30	n/a
U.S. Treasury Plus Money Market Fund	0.30	0.35	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.30	n/a	n/a	0.05	n/a	n/a
Tax Free Money Market Fund	0.30	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.30	n/a	n/a	n/a	0.30	0.30%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder and administrative services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of this shareholder servicing fee to such financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Morgan	Premier	Agency	Class B	Class C	Institutional
Prime Money Market Fund	0.52%	0.45%	0.26%	0.97%	0.97%	0.20%
Liquid Assets Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
U.S. Government Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
U.S. Treasury Plus Money Market Fund	0.59	0.45	0.26	0.97	0.97	0.20
Federal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
100% U.S. Treasury Securities Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Tax Free Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20
Municipal Money Market Fund	0.59	0.45	0.26	n/a	n/a	0.20

	Reserve	Investor	Cash Management	Capital	Service	E*Trade
Prime Money Market Fund	0.70%	n/a	0.96%	0.16%	n/a	n/a
Liquid Assets Money Market Fund	0.70	0.51%	n/a	0.16	1.00%	n/a
U.S. Government Money Market Fund	0.70	n/a	n/a	0.16	1.00	n/a
U.S. Treasury Plus Money Market Fund	0.70	0.51	n/a	n/a	n/a	n/a
Federal Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	0.70	n/a	n/a	0.16	n/a	n/a
Tax Free Money Market Fund	0.70	n/a	n/a	n/a	n/a	n/a
Municipal Money Market Fund	0.70	n/a	n/a	n/a	1.00	1.00%

The contractual expense limitation agreements were in effect for the six months ended August 31, 2006. The expense limitation percentages in the table above are in place until at least June 30, 2007.

128   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

For the six months ended August 31, 2006, the Funds’ service providers waived fees for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees in future years.

	Contractual Waivers
	Administration	Shareholder Servicing	Total
Prime Money Market Fund	$6,499	$17,405	$23,904
Liquid Assets Money Market Fund	1,535	1,742	3,277
U.S. Government Money Market Fund	3,416	2,283	5,699
U.S. Treasury Plus Money Market Fund	1,281	1,585	2,866
Federal Money Market Fund	229	1,338	1,567
100% U.S. Treasury Securities Money Market Fund	1,461	1,143	2,604
Tax Free Money Market Fund	173	3,809	3,982
Municipal Money Market Fund	437	256	693

	Voluntary Waivers
	Administration	Total
Prime Money Market Fund	$187	$187

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fee is included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party brokers/dealers. For the six months ended August 31, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Class Specific Expenses

The Funds’ class specific expenses for the six months ended August 31, 2006 are as follows (amounts in thousands):

	August 31, 2006
	Distribution	Shareholder Servicing
Prime Money Market Fund
Morgan	$—	$7,141
Premier	—	10,978
Agency	—	6,908
Class B	22	7
Class C	6	2
Select	—	—
Institutional	—	10,486
Reserve	571	685
Cash Management	146	87
Capital	—	8,414
	$745	$44,708

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   129

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

	August 31, 2006
	Distribution		Shareholder Servicing
Liquid Assets Money Market Fund
Morgan	$1,042		$3,647
Premier	—		619
Agency	—		149
Class B	81		27
Class C	1,692		564
Institutional	—		923
Reserve	2,890		3,468
Investor	—		2,906
Capital	—		345
Service	—	(a)	—	(a)
	$5,705		$12,648
U.S. Government Money Market Fund
Morgan	$1,287		$4,504
Premier	—		2,686
Agency	—		2,604
Institutional	—		1,200
Reserve	886		1,063
Capital	—		1,943
Service	—	(a)	—	(a)
	$2,173		$14,000
U.S. Treasury Plus Money Market Fund
Morgan	$527		$1,844
Premier	—		1,827
Agency	—		672
Class B	7		2
Class C	96		32
Institutional	—		1,833
Reserve	1,738		2,086
Investor	—		3,359
	$2,368		$11,655

Federal Money Market Fund
Morgan	$101		$354
Premier	—		944
Agency	—		121
Institutional	—		1,617
Reserve	2		2
	$103		$3,038
100% U.S. Treasury Securities Money Market Fund
Morgan	$944		$3,302
Premier	—		2,345
Agency	—		773
Institutional	—		940
Reserve	6		7
Capital	—		466
	$950		$7,833

130   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	August 31, 2006
	Distribution		Shareholder Servicing
Tax Free Money Market Fund
Morgan	$181		$633
Premier	—		9,159
Agency	—		321
Institutional	—		3,989
Reserve	2		3
	$183		$14,105

Municipal Money Market Fund
Morgan	$149		$522
Premier	—		1,476
Agency	—		26
Institutional	—		98
Reserve	195		234
Service	—	(a)	—	(a)
E*Trade	2,216		1,108
	$2,560		$3,464

(a)	Amount rounds to less than $1,000.

5. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

As of August 31, 2006, JPMorgan Short Term Municipal Bond Fund had outstanding loans from Liquid Assets Money Market Fund. During the six months ended August 31, 2006 the average loans outstanding were as follows (amounts in thousands):

	Outstanding Loans at August 31, 2006	Average Loans	Average Number of Days Outstanding	Interest Earned
Prime Money Market Fund	$—	$4,675	2	$53
Liquid Assets Money Market Fund	402	4,308	1	35

Interest earned, if any, as a result of lending money to another fund is included in Income from Interfund Lending (Net) in the Statement of Operations.

The Funds do not have outstanding borrowings from another fund or from the unsecured uncommitted credit facility as of August 31, 2006. The average borrowings for the six months ended August 31, 2006 were as follows (in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Tax Free Money Market Fund	$141,472	1	$21

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest Expense in the Statement of Operations.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   131

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

6. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment adviser or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

7. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the “Funds’ former distributor”), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the sub-advisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of JPM II and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to JPM II. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM I, JPM II, any series thereof, or any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

8. Business Combinations

On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and on August 19, 2004, the Board of Trustees of the J.P. Morgan Funds, each approved management’s proposal to merge One Group U.S. Government Securities Money Market Fund and JPMorgan U.S. Government Money Market Fund (the “Target Funds”) into One Group Government Money Market Fund (the “Acquiring Fund”), JPMorgan Treasury Plus Money Market Fund (the “Target Fund”) into One Group U.S. Treasury Securities Money Market Fund (the “Acquiring Fund”), JPMorgan Liquid Assets Money Market Fund (the “Target Fund”) into One Group Prime Money Market Fund (the “Acquiring Fund”), One Group Institutional Prime Money Market Fund (the “Target Fund”) into JPMorgan Prime Money Market Fund (the “Acquiring Fund”), and One Group Treasury Only Money Market Fund (the “Target Fund”) into JPMorgan 100% U.S. Treasury Securities Fund (the “Acquiring Fund”).

132   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

On February 4, 2005, JPMorgan Prime Money Market Fund’s Premier Class assumed all of the net assets of JPMorgan Prime Money Market Fund’s Select Class, and the Select Class was closed.

After shareholder approval was obtained, the mergers were effective after the close of business on February 18, 2005. The Acquiring Funds acquired all of the assets and liabilities of the corresponding Target Funds as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Funds received a number of shares of the corresponding class in the corresponding Acquiring Funds with a value equal to the value of their holdings in the Target Funds as of the close of business on the date of the reorganization.

The reorganization of One Group Institutional Prime Money Market Fund into JPMorgan Prime Money Market Fund and One Group Treasury Only Money Market Fund into JPMorgan 100% U.S. Treasury Securities Money Market Fund resulted in the creation of a new share class. The Prime Money Market Fund’s Capital Shares assumed all of the Class I Shares of Institutional Prime Money Market Fund, and the 100% U.S. Treasury Securities Money Market Fund’s Capital Shares assumed all of the Class I Shares of Treasury Only Money Market Fund. The One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Class S Shares merged into the Premier Shares of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively. In addition, the One Group Institutional Prime Money Market and One Group Treasury Only Funds’ Administrative Class Shares merged into the Agency Shares of the JPMorgan Prime Money Market Fund and JPMorgan 100% U.S. Treasury Securities Money Market Fund, respectively.

The following is a summary of Shares Outstanding, Net Assets and Net Asset Value Per Share immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Target Fund
One Group U.S. Government Securities Money Market Fund
Class I	116,106	$116,103	$1.00
Class A	500,579	500,579	1.00
JPMorgan U.S. Government Money Market Fund
Morgan	2,602,203	2,602,083	1.00
Premier	718,251	718,244	1.00
Institutional	2,277,485	2,277,446	1.00
Agency	3,579,738	3,579,682	1.00
Acquiring Fund
One Group Government Money Market Fund
Class I	5,228,081	5,228,081	1.00
Class S	679,751	679,755	1.00
Administrative Class	64,748	64,749	1.00
Post Reorganization
JPMorgan U.S. Government Money Market Fund
Morgan	2,602,381	2,602,262	1.00
Premier	1,514,108	1,514,102	1.00
Agency	3,644,486	3,644,431	1.00
Institutional	2,277,485	2,277,446	1.00
Reserve	500,400	500,400	1.00
Capital	5,228,081	5,228,081	1.00
Target Fund
JPMorgan Treasury Plus Money Market Fund
Morgan	647,035	646,969	1.00
Premier	1,345,102	1,345,010	1.00
Institutional	648,863	648,830	1.00
Agency	869,798	869,931	1.00
Reserve	229,976	229,956	1.00

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   133

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Acquiring Fund
One Group U.S. Treasury Securities Money Market Fund
Class I	2,401,439	$2,401,406	$1.00
Class A	1,714,028	1,714,061	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Post Reorganization
JPMorgan U.S. Treasury Plus Money Market Fund
Morgan	647,035	646,969	1.00
Premier	1,345,102	1,345,010	1.00
Agency	869,798	869,931	1.00
Class B	2,418	2,417	1.00
Class C	657	656	1.00
Institutional	648,863	648,830	1.00
Reserve	1,944,004	1,944,017	1.00
Investor	2,401,439	2,401,406	1.00
Target Fund
JPMorgan Liquid Assets Money Market Fund
Morgan	22,164	22,165	1.00
Premier	56,312	56,312	1.00
Institutional	1,999,897	1,999,916	1.00
Agency	480,349	480,348	1.00
Acquiring Fund
One Group Prime Money Market Fund
Class I	3,154,348	3,154,396	1.00
Class A	3,969,494	3,969,445	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00
Post Reorganization
JPMorgan Liquid Assets Money Market Fund
Morgan	22,164	22,165	1.00
Premier	56,312	56,312	1.00
Agency	480,349	480,348	1.00
Class B	31,292	31,292	1.00
Class C	6,605	6,605	1.00
Reserve	3,969,494	3,969,445	1.00
Investor	3,154,348	3,154,396	1.00
Capital	1,999,897	1,999,916	1.00
Target Fund
One Group Institutional Prime Money Market Fund
Class I	14,825,420	14,825,395	1.00
Class S	1,171,410	1,171,415	1.00
Administrative Class	370,943	370,939	1.00
Acquiring Fund
JPMorgan Prime Money Market Fund
Morgan	3,708,638	3,708,717	1.00
Premier	7,304,303	7,304,385	1.00
Agency	12,837,707	12,837,817	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00

134   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Shares Outstanding	Net Assets	Net Asset Value Per Share
Post Reorganization
JPMorgan Prime Money Market Fund
Morgan	3,708,638	$3,708,717	$1.00
Premier	8,475,713	8,475,800	1.00
Agency	13,208,650	13,308,756	1.00
Class B	5,410	5,401	1.00
Class C	427	427	1.00
Institutional	28,097,411	28,096,510	1.00
Reserve	266,645	266,637	1.00
Cash Management	60,285	60,281	1.00
Capital	14,825,420	14,825,395	1.00
Target Fund
One Group Treasury Only Money Market Fund
Class I	2,002,826	2,002,704	1.00
Class S	366,115	366,113	1.00
Administrative Class	134,233	134,217	1.00
Acquiring Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Morgan	1,954,564	1,954,402	1.00
Premier	430,084	430,099	1.00
Agency	738,445	738,603	1.00
Institutional	1,291,477	1,291,493	1.00
Post Reorganization
JPMorgan 100% U.S. Treasury Securities Money Market Fund
Morgan	1,954,564	1,954,402	1.00
Premier	796,199	796,212	1.00
Agency	872,678	872,820	1.00
Institutional	1,291,477	1,291,493	1.00
Capital	2,002,826	2,002,704	1.00

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   135

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	122	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	122	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	122
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	122	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	122	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

136   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	122	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	122	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	122	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	122
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (122 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   137

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

138   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   139

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at March 1, 2006, and continued to hold your shares at the end of the reporting period, August 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
Prime Money Market
Morgan
Actual	$1,000.00	$1,023.00	$2.60	0.51%
Hypothetical	1,000.00	1,022.63	2.60	0.51
Premier
Actual	1,000.00	1,023.30	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,024.20	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,020.60	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,020.60	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Institutional
Actual	1,000.00	1,024.60	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,022.00	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Cash Management
Actual	1,000.00	1,020.70	4.89	0.96
Hypothetical	1,000.00	1,020.37	4.89	0.96

140   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
Capital
Actual	$1,000.00	$1,024.80	$0.82	0.16%
Hypothetical	1,000.00	1,024.40	0.82	0.16

Liquid Assets Money Market
Morgan
Actual	1,000.00	1,022.40	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,023.10	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,024.10	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,020.40	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,020.40	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Institutional
Actual	1,000.00	1,024.40	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,021.80	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Investor
Actual	1,000.00	1,022.80	2.60	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Capital
Actual	1,000.00	1,024.60	0.82	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16
Service
Actual	1,000.00	1,020.30	5.09	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

U.S. Government Money Market
Morgan
Actual	1,000.00	1,022.30	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,023.10	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,024.00	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,024.40	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,021.80	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   141

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
Capital
Actual	$1,000.00	$1,024.60	$0.82	0.16%
Hypothetical	1,000.00	1,024.40	0.82	0.16
Service
Actual	1,000.00	1,020.30	5.09	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

U.S. Treasury Plus Money Market
Morgan
Actual	1,000.00	1,022.10	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,022.80	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,023.80	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Class B
Actual	1,000.00	1,020.20	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class C
Actual	1,000.00	1,020.10	4.94	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Institutional
Actual	1,000.00	1,024.10	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,021.50	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Investor
Actual	1,000.00	1,022.50	2.60	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51

Federal Money Market
Morgan
Actual	1,000.00	1,022.20	3.01	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,022.90	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,023.90	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,024.20	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,021.60	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

142   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
100% U.S. Treasury Securities Money Market
Morgan
Actual	$1,000.00	$1,021.20	$3.01	0.59%
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,021.90	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,022.90	1.33	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,023.20	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,020.60	3.57	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70
Capital
Actual	1,000.00	1,023.40	0.82	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16

Tax Free Money Market
Morgan
Actual	1,000.00	1,014.50	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,015.20	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,016.20	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,016.50	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20
Reserve
Actual	1,000.00	1,013.90	3.55	0.70
Hypothetical	1,000.00	1,021.68	3.57	0.70

Municipal Money Market
Morgan
Actual	1,000.00	1,014.70	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Premier
Actual	1,000.00	1,015.40	2.29	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Agency
Actual	1,000.00	1,016.40	1.32	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
Institutional
Actual	1,000.00	1,016.70	1.02	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   143

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During Period March 1, 2006 to August 31, 2006**	Annualized Expense Ratio
Reserve
Actual	$1,000.00	$1,014.10	$3.55	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Service
Actual	1,000.00	1,012.60	5.07	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
E* Trade
Actual	1,000.00	1,012.60	5.07	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

144   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMF”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Funds from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its

AUGUST 31, 2006        JPMORGAN MONEY MARKET FUNDS   145

BOARD APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the 100% U.S. Treasury Securities Money Market Fund, Liquid Assets Money Market Fund, Municipal Money Market Fund, Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Federal Money Market Fund, and Tax Free Money Market Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Trustees discussed the expenses of the Fund with the Advisor and concluded that the expenses were reasonable. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance

146   JPMORGAN MONEY MARKET FUNDS        AUGUST 31, 2006

information provided for the Funds at regular Board meetings by the Advisor. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

With respect to the Money Market Funds, the Trustees considered the Lipper performance data and other information provided by the Advisor for each of the Money Market Funds. The Trustees noted the generally superior performance of the Funds and recognized that instances of lower performance were directly related to class specific fees and expenses. The Trustees then requested and received information with respect to each Fund’s gross performance against a competitor peer group. In particular, the Trustees reviewed each Fund’s gross performance information for its most recent one-year period. The Trustees found that such performance for each Money Market Fund was satisfactory or better.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the 100% U.S. Treasury Securities Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Federal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Liquid Assets Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Municipal Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Prime Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the Tax Free Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the U.S. Government Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

The Trustees noted that the U.S. Treasury Plus Money Market Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the first quintile of its Universe Group.

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. August 2006.	SAN-MMKT-806

SEMI-ANNUAL REPORT
SIX MONTHS ENDED AUGUST 31, 2006 (UNAUDITED)

JPMorgan Funds

Municipal
Bond
Funds

JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Ohio Municipal Bond Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan West Virginia Municipal Bond Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Arizona Municipal Bond Fund	2
JPMorgan Kentucky Municipal Bond Fund	4
JPMorgan Louisiana Municipal Bond Fund	6
JPMorgan Michigan Municipal Bond Fund	8
JPMorgan Municipal Income Fund	10
JPMorgan Ohio Municipal Bond Fund	12
JPMorgan Short Term Municipal Bond Fund	14
JPMorgan Tax Free Bond Fund	16
JPMorgan West Virginia Municipal Bond Fund	18
Schedules of Portfolio Investments	20
Financial Statements	66
Financial Highlights	86
Notes to Financial Statements	100
Trustees	108
Officers	110
Schedule of Shareholder Expenses	112
Board Approval of Investment Advisory Agreement	115

HIGHLIGHTS

•	Better-than-expected inflation data contributed to the Treasuries and municipals rally
•	Core CPI increased throughout the period
•	Clear evidence that economic growth is beginning to decelerate
•	Consumer confidence has slipped significantly

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
SEPTEMBER 15, 2006 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for certain of the JPMorgan Municipal Bond Funds for the six-month period ended August 31, 2006. Inside, you will find in-depth information on some of our municipal bond funds along with an update from the portfolio management team.

“A much-anticipated pause in the FOMC’s rate-tightening campaign combined with encouraging economic data sparked a bond market rally during the last two months of the period.”

Yields end on downward trend

Despite the overall increase in yields between February 28, 2006, and August 31, 2006, U.S. Treasuries finished the six-month period on a downward trend, with municipal bond yields following suit. The yields on the five-, 10- and 30-year general obligation bonds with AAA ratings fell 19, 24 and 22 basis points (bps), respectively, in August. For the two-months ended in August, the five-, 10- and 30-year yields declined a total of 32, 39 and 38 bps, respectively.

A much-anticipated pause in the Federal Open Market Committee’s (FOMC) rate-tightening campaign, combined with encouraging economic data, sparked a bond market rally during the last two months of the period. Additionally, the municipal market continued to benefit from a lack of supply. At the end of August, year-to-date supply was down 8% compared with the first eight months of 2005. Total return performance for the six-month period generally was positive, albeit lackluster.

Fed action, inflation data spark rally

After the FOMC raised rates by 25 bps at each of its meetings in March, May and June, there was a growing belief that the FOMC would pause in August, given Chairman Ben Bernanke’s comments regarding the “lags between policy actions and their effects” and the importance of taking “account of the possible future effects of previous policy actions.” In addition, a weak payroll report offered further argument for a pause.

The FOMC did not disappoint, leaving the fed funds rate unchanged at 5.25% at its meeting on August 8. This was the first pause after 17-consecutive 25-bp rate hikes that began in June 2004, when the fed funds rate was 1.0%.

Better-than-expected inflation data contributed to the rally among Treasuries and municipals. The producer price index (PPI) rose only 0.1% in July and August, the smallest increases year-to-date and below consensus expectations. The core PPI, which excludes food and energy, fell 0.3% in July and 0.4% in August. The August decline represents the steepest drop since April 2003. The core consumer price index (CPI) increased 0.2% in July and August, after 0.3% increases in April, May and June.

Slowing economy generates favorable backdrop for bonds

We see clear evidence that economic growth is beginning to decelerate. In particular, the widely watched housing market continued to show weakness, with existing home sales dropping for the fourth-consecutive month in August and new home sales dropping in July to their lowest level since February. The financial markets continue to closely monitor housing market data, given the FOMC’s expectations for a cooling housing market to restrain and offset strength in other areas of the economy.

Although the slowdown to date mainly has been housing-related, it appears to be broadening. Second-quarter gross domestic product (GDP) growth fell sharply to 2.6%, as compared with 5.6% in the first quarter, with a buildup in unsold inventory, which could drag on the third quarter’s figure. Job gains averaged 117,000 per month from April through July, down from an average of 169,000 in the prior 12 months. Consumer confidence has slipped significantly, and major discount retailers recently have warned of a slowing in sales growth. Small business optimism, according to surveys by the National Federation of Independent Businesses, has fallen back to near-recession levels.

Outlook

Although we do not forecast a recession, a classic economic slowdown appears to be unfolding, and this points to a potentially supportive environment for fixed income investors.

On behalf of all of us at JPMorgan Asset Management, thank you for the continued confidence and trust you have placed in us. We look forward to serving your investment needs for many years to come.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   1

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year-End	Last day of February
Net Assets as of 8/31/2006 (in Thousands)	$138,602
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Arizona Municipal Bond Fund, which seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal, returned 1.69% (Select Class Shares) over the six months ended August 31, 2006.* This compared to a return of 1.86% for the Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s slight underperformance, relative to its benchmark, was largely due to an overweight at the short end of the yield curve, where securities were the worst performing. As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely that inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the FOMC’s August meeting, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during the period. In this rate environment, longer-term bonds outperformed shorter-term securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We started the period with a shorter-than-benchmark duration, in anticipation of higher rates. This strategy enhanced the Fund’s performance during the months that interest rates increased, but the shorter duration hurt performance later in the period, when rates declined. We recently extended the Fund’s duration, moving it closer to that of the benchmark, due to our view that rates may be at or near their peak for the current cycle.

We favored premium-coupon over low-coupon bonds and high-credit-quality over lower-quality securities. With lower-rated credits trading at “rich” levels compared to historical averages, we believed that higher-rated credits offered more value. Nevertheless, lower-quality bonds outperformed and our focus away from this segment did not aid Fund performance.

In an effort to enhance the Fund’s diversification, we increased the percentage of the portfolio invested outside of Arizona (within prospectus guidelines). Furthermore, Arizona issuance was down approximately 38% year-to-date, compared to the first eight months of 2005, while issuance at the national level was down 19%.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	82.6%
AA	12.6
A	4.0
BA & NR	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	Portfolio composition subject to change. Percentages are based on total investments.

2   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		1.92%	3.50%	4.21%
With Sales Charge*		(1.89)	2.72	3.81
CLASS B SHARES	1/20/97
Without CDSC		1.27	2.84	3.31
With CDSC**		(3.73)	2.48	3.31
CLASS C SHARES	2/19/05
Without CDSC		1.23	2.83	3.25
With CDSC***		0.23	2.83	3.25
SELECT CLASS SHARES	1/20/97	2.15	3.75	4.61

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.
***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The JPMorgan Arizona Municipal Bond Fund commenced operations on January 20, 1997, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund prior to January 20, 1997, includes the performance of the common trust fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower. Historical performance shown for Class C Shares prior to its inception is based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to fifteen years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   3

JPMorgan Kentucky Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 12, 1993
Fiscal Year-End	Last day of February
Net Assets as of 8/31/2006 (in Thousands)	$95,405
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.4 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Kentucky Municipal Bond Fund, which seeks current income exempt from federal income tax and Kentucky personal income tax, consistent with the preservation of capital, returned 1.66% (Select Class Shares) for the six-month period ended August 31, 2006.* This compared to a return of 1.86% for the Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s underperformance was largely due to its greater focus on short-term securities, which underperformed longer-term bonds during the period, and high-quality securities, which underperformed their lower-quality counterparts. As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely that inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the FOMC’s August meeting, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during period. In this rate environment, longer-term bonds outperformed shorter-term securities.

Kentucky’s economy and credit environment continued to track the national averages. Municipal issuance in the state increased by approximately 16% (for the year-to-date period ended August 31, 2006, compared to the first eight months of 2005) versus a decline of 8% for municipal issuance at the national level. This did not affect the relative trading level of Kentucky bonds, as much of the increase was short-term notes.

Q:	HOW WAS THE FUND MANAGED?

A:	We started the period with a shorter-than-benchmark duration, in anticipation of higher rates. This strategy enhanced the Fund’s performance during the first four months of the period, when interest rates increased. But our shorter-than-benchmark duration hurt performance later, when rates declined. As the period unfolded, we lowered the Fund’s duration from 4.6 years to 4.4 years, due to our view that interest rates were at or near their peak for the current cycle. This brought the Fund’s duration close to that of the benchmark, which ended at 4.6 years.

We continued to favor high-quality, intermediate-term securities. Approximately 90% of the Fund’s portfolio was invested in securities rated AA or better, compared to 85% for its benchmark. In anticipation of a steepening yield curve, we maintained a “barbelled” maturity structure, focusing on bonds at the short and long ends of our target maturity range. Nevertheless, the yield curve flattened slightly during the period, thereby limiting the effectiveness of our barbell strategy.

We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we do not anticipate capital gains distributions due to a large tax loss carry forward.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	87.4%
AA	8.3
A	3.4
BAA	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	Portfolio composition subject to change. Percentages are based on total investments.

4   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/95
Without Sales Charge		1.89%	3.44%	4.42%
With Sales Charge*		(1.92)	2.66	4.02
CLASS B SHARES	3/16/95
Without CDSC		1.26	2.77	3.89
With CDSC**		(3.74)	2.41	3.89
SELECT CLASS SHARES	3/12/93	2.15	3.71	4.69

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on March 12, 1993. The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Kentucky Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3-15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   5

JPMorgan Louisiana Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	December 29, 1989
Fiscal Year-End	Last day of February
Net Assets as of 8/31/2006 (in Thousands)	$83,366
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Louisiana Municipal Bond Fund, which seeks current income exempt from federal income tax and Louisiana personal income tax, consistent with the preservation of principal, returned 1.66% (Class A Shares without sales charge) for the six-month period ended August 31, 2006.* This compared to a return of 1.86% for the Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s underperformance was largely due to a greater focus on high-quality securities, which underperformed their lower-quality counterparts. As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely that inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the August meeting of the FOMC, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during the period. In this rate environment, longer-term bonds outperformed shorter-term securities.

Louisiana’s economy and credit environment improved during the six-month period. Most credit agencies revised their ratings for Louisiana bonds, upgrading them from “negative” to “stable,” as the state continues to recover from the impact of Hurricane Katrina.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to favor high-quality, intermediate-term securities. Approximately 93% of the Fund’s portfolio was invested in securities rated AA or better, compared to 85% for its benchmark. Although spreads continued to narrow, lower-quality paper continued to offer performance advantages. In anticipation of a steepening yield curve, we maintained a “barbelled” maturity structure, focusing on bonds at the short and long ends of our target maturity range. Nevertheless, the yield curve flattened slightly during the period, and our barbelled maturity strategy was not effective.

We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we do not anticipate capital gains distributions due to a large tax loss carry forward.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	93.0%
AA	0.6
A	5.4
BAA	1.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	Portfolio composition subject to change. Percentages are based on total investments.

6   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/29/89
Without Sales Charge		1.66%	3.33%	4.34%
With Sales Charge*		(2.17)	2.54	3.94
CLASS B SHARES	9/16/94
Without CDSC		1.09	2.67	3.81
With CDSC**		(3.91)	2.31	3.81
SELECT CLASS SHARES	3/26/96	2.01	3.59	4.61

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on December 29, 1989.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Louisiana Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and includes a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   7

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 1, 1993
Fiscal Year-End	Last day of February
Net Assets as of 8/31/2006 (in Thousands)	$295,203
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Michigan Municipal Bond Fund, which seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal, returned 1.68% (Select Class Shares) for the six-month period ended August 31, 2006.* This compared to a return of 1.86% for the Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s slight underperformance, relative to its benchmark, was largely due to an overweight at the short end of the yield curve, where securities were the worst performing. As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely that inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the FOMC’s August meeting, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps during the period and the yield curve to flatten. In this rate environment, longer-term bonds outperformed shorter-term securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We started the period with a shorter-than-benchmark duration, in anticipation of higher rates. This strategy enhanced the Fund’s performance during the months interest rates increased, but the shorter duration hurt performance later in the period, when rates declined. We recently extended the Fund’s duration, moving it closer to that of the benchmark, due to our view that rates may be at or near their peak for the current cycle.

We favored premium-coupon over low-coupon bonds and high-credit-quality over lower-quality securities. As of August 31, 2006, more than 90% of the portfolio was rated AA or better, more than 80% was rated AAA and approximately 70% was insured. With lower-rated credits trading at “rich” levels compared to historical averages, we believed higher-rated credits offered more value. Nevertheless, lower-quality bonds outperformed and our focus away from this segment did not aid Fund performance.

In an effort to enhance the Fund’s diversification, we increased the percentage of the portfolio invested outside of Michigan (within prospectus guidelines). We believe this is a prudent strategy in light of Michigan’s weak economy. Moody’s rating for Michigan securities remained stable, while Standard & Poor’s revised its Michigan bond rating outlook to negative. Furthermore, Michigan issuance was down approximately 30% year-to-date, compared to the first eight months of 2005, while issuance at the national level was down 19%.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	87.3%
AA	8.4
A	1.2
BAA	2.8
BA & NR	0.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	Portfolio composition subject to change. Percentages are based on total investments.

8   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		2.04%	3.60%	4.73%
With Sales Charge*		(1.76)	2.82	4.33
CLASS B SHARES	9/23/96
Without CDSC		1.34	2.94	4.15
With CDSC**		(3.66)	2.58	4.15
CLASS C SHARES	2/19/05
Without CDSC		1.39	2.96	4.04
With CDSC***		0.39	2.96	4.04
SELECT CLASS SHARES	2/1/93	2.31	3.86	5.00

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.
***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on February 1, 1993. The performance data includes the performance of the Pegasus Michigan Municipal Bond Fund, which consolidated with the Fund on March 22, 1999. Historical performance shown for Class B Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior class performance for Class B Shares has been adjusted to reflect the differences in expenses and sales charges between classes. Historical performance shown for Class C Shares prior to its inception is based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   9

JPMorgan Municipal Income Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	February 9, 1993
Fiscal Year-End	Last day of February
Net Assets as of 8/31/2006 (in Thousands)	$1,444,365
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	5.2 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Municipal Income Fund, which seeks current income exempt from federal income taxes, returned 1.81% (Select Class Shares) for the six-month period ended August 31, 2006.* This compared to a return of 1.86% for the Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1-17 Years) Maturities Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	Our duration strategy, which was somewhat more defensive than that of the benchmark, accounted for the Fund’s slight underperformance for the period. As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely that inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the FOMC’s August meeting, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps during the period and the yield curve to flatten. In this rate environment, longer-term bonds outperformed shorter-term securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to focus on the housing and credit sectors, as well as other bonds offering a yield premium relative to the benchmark. In general, this strategy was effective, as bonds in these sectors continued to perform well in the market environment during the period.

Municipal bond rates advanced from the end of February through June and declined in July and August. Given the uncertainty surrounding the direction of interest rates, we kept the Fund’s duration close to that of the benchmark. We did position the Fund somewhat defensively (with a shorter-than-benchmark duration) through May, but beginning in June we started extending duration in anticipation of a rally in municipal bonds.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	63.1%
AA	12.1
A	16.9
BAA	4.6
BA & NR	3.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	Portfolio composition subject to change. Percentages are based on total investments.

10   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		2.40%	3.50%	4.52%
With Sales Charge*		(1.49)	2.71	4.12
CLASS B SHARES	1/14/94
Without CDSC		1.70	2.84	3.97
With CDSC**		(3.30)	2.48	3.97
CLASS C SHARES	11/4/97
Without CDSC		1.80	2.85	4.24
With CDSC***		0.80	2.85	4.24
SELECT CLASS SHARES	2/9/93	2.65	3.75	4.78

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.
***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 9, 1993. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   11

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year-End	Last day of February
Net Assets as of 8/31/2006 (in Thousands)	$209,951
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AA1/AA2
Duration	4.7 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Ohio Municipal Bond Fund, which seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal, returned 1.84% (Select Class Shares) for the six-month period ended August 31, 2006.* This compared to a return of 1.86% for the Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely that inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the FOMC’s August meeting, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during the period. In this rate environment, longer-term bonds outperformed shorter-term securities.

Ohio’s economy and fiscal environment remained in line with the national averages. The state’s credit ratings remained stable, and municipal bond issuance declined slightly.

Q:	HOW WAS THE FUND MANAGED?

A:	We started the period with a shorter-than-benchmark duration, in anticipation of higher rates. This strategy enhanced the Fund’s performance during the first four months of the period, when interest rates increased. But our shorter-than-benchmark duration hurt performance later in the period, when rates declined. We extended the Fund’s duration from 4.5 years to 4.7 years, due to our view that interest rates were at or near their peak for the current cycle. This brought the Fund’s duration close to that of its benchmark, which ended the period at 4.6 years.

We continued to favor high-quality, intermediate-term securities. Given the single-state nature of the Fund, we held investments in most market sectors. Nevertheless, we continued to avoid the corporate-backed sector, due to tight spreads and credit concerns.

We also managed the Fund with the shareholder’s tax position in mind. The number of holdings subject to the alternative minimum tax (AMT) remained relatively small, and we do not anticipate capital gains distributions due to a large tax loss carry forward.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	73.0%
AA	14.5
A	8.1
BAA	4.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	Portfolio composition subject to change. Percentages are based on total investments.

12   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		2.15%	3.52%	4.47%
With Sales Charge*		(1.68)	2.73	4.07
CLASS B SHARES	1/14/94
Without CDSC		1.50	2.86	3.93
With CDSC**		(3.50)	2.50	3.93
CLASS C SHARES	2/19/05
Without CDSC		1.50	2.85	3.80
With CDSC***		0.50	2.85	3.80
SELECT CLASS SHARES	7/2/91	2.42	3.77	4.73

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.
***	Assumes 1% CDSC for the one-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 1991. Historical performance shown for Class C Shares prior to its inception is based on the performance of Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   13

JPMorgan Short Term Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	May 4, 1998
Fiscal Year-End	Last day of February
Net Assets as of 8/31/2006 (in Thousands)	$323,784
Primary Benchmark	Lehman Brothers Short Municipal Bond Index
Average Credit Quality	AA2/AA3
Duration	1.5 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Short Term Municipal Bond Fund, which seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal, returned 1.51% (Select Class Shares) for the six-month period ended August 31, 2006.* This compared to a return of 1.63% for the Fund’s benchmark, the Lehman Brothers Short Municipal Bond Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The main source of slight underperformance was the Fund’s duration, which was shorter than that of the benchmark. As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the August meeting of the FOMC, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during the period. In this rate environment, longer-term bonds outperformed shorter-term securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We maintained a defensive duration posture throughout much of the period, in response to the Fed’s ongoing tightening campaign. Although this strategy enhanced performance during the first half of 2006, it hindered performance in July and August, as the municipal bond market rallied. Having a shorter-than-benchmark duration as interest rates headed downward caused the Fund to underperform the benchmark in July and August.

Spreads among lower-quality credits continued to tighten during the period. The Fund’s performance benefited from this trend. Within the credit sector, we continued to avoid tobacco-related credits, due to their risk characteristics.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	44.9%
AA	25.1
A	19.1
BAA	7.9
BA & NR	3.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	Portfolio composition subject to change. Percentages are based on total investments.

14   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/4/98
Without Sales Charge		2.10%	2.50%	3.23%
With Sales Charge*		(0.16)	2.04	2.94
CLASS B SHARES	5/4/98
Without CDSC		1.58	2.01	2.85
With CDSC**		(1.42)	2.01	2.85
CLASS C SHARES	11/1/01	1.60	2.01	2.71
SELECT CLASS SHARES	5/4/98	2.36	2.76	3.51

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes 3% CDSC (contingent deferred sales charge) for the one-year period and 0% CDSC for the five-year period and thereafter.

LIFE OF FUND PERFORMANCE (5/4/98 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on May 4, 1998. The performance data includes the performance of the Pegasus Short Municipal Bond Fund for the period before it was consolidated with the Fund on March 22, 1999. Historical performance shown for Class C Shares prior to its inception is based on the performance of Select Class Shares, the original class offered. Prior performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Term Municipal Bond Fund, Lehman Brothers Short Municipal Bond Index, and the Lipper Short-Term Municipal Fund Debt Index from May 4, 1998 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Lehman Brothers Short Municipal Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Short-Term Municipal Debt Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Short Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with short-term maturities. The Lipper Short-Term Municipal Debt Fund Index represents the total returns of the funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   15

JPMorgan Tax Free Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1988
Fiscal Year-End	Last day of February
Net Assets as of 8/31/2006 (in Thousands)	$1,079,679
Primary Benchmark	Lehman Brothers Municipal Bond Index
Average Credit Quality	AAA/AA1
Duration	5.9 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Tax Free Bond Fund, which seeks a high level of current income exempt from federal income tax as is consistent with relative stability of principal, returned 1.70% (Class A Shares without sales charge) for the six-month period ended August 31, 2006.* This compared to a return of 2.02% for the Fund’s benchmark, the Lehman Brothers Municipal Bond Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund’s slight underperformance primarily was due to our yield-curve positioning — specifically, an underweight in long-term securities, which outperformed shorter-term securities — and to our focus on higher-quality securities, which underperformed lower-quality bonds. As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the August meeting of the FOMC, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during the period. In this rate environment, longer-term bonds outperformed shorter-term securities.

Q:	HOW WAS THE FUND MANAGED?

A:	Throughout the period, we overweighted the longer portion of the yield curve’s intermediate range, and we underweighted the longest end of the overall yield curve. The Fed’s actions caused the yield curve to continue flattening, with the long end leading the way. As such, our underweight in long-term securities detracted slightly from relative performance.

We increased the Fund’s exposure to California-issued bonds, which we believed were trading at attractive levels. Spreads on these securities tightened during the period, which helped the Fund’s overall performance. We also increased the Fund’s exposure to zero-coupon bonds, which offered relatively higher yields without additional credit risk. In addition, we added to the Fund’s position in high-coupon callable and non-callable bonds. Non-callable bonds were trading at particularly attractive prices in June, as certain investors sold their positions.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	77.9%
AA	10.1
A	9.5
BAA	1.9
BA & NR	0.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	Portfolio composition subject to change. Percentages are based on total investments.

16   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		2.40%	4.14%	5.24%
With Sales Charge*		(1.47)	3.34	4.84
CLASS B SHARES	4/4/95
Without CDSC		1.80	3.46	4.66
With CDSC**		(3.20)	3.10	4.66
SELECT CLASS SHARES	2/1/95	2.66	4.38	5.49

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The predecessor to the Fund commenced operations on March 1, 1988. The performance data includes the performance of the Pegasus Municipal Bond Fund and its predecessor for the period before it was consolidated with the Fund on March 22, 1999.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, Lehman Brothers Municipal Bond Index, and the Lipper General Municipal Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and includes a sales charge. The performance of the Lehman Brothers Municipal Bond Index does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper General Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Municipal Bond Index represents the performance of the municipal bond market as a whole. The Lipper General Municipal Fund Index represents the total returns of the 30 largest mutual funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   17

JPMorgan West Virginia Municipal Bond Fund

FUND COMMENTARY
AS OF AUGUST 31, 2006 (Unaudited)

FUND FACTS

Fund Inception	January 20, 1997
Fiscal Year-End	Last day of February
Net Assets as of 8/31/2006 (in Thousands)	$96,807
Primary Benchmark	Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index
Average Credit Quality	AAA/AA1
Duration	4.6 Years

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan West Virginia Bond Fund, which seeks current income exempt from federal income tax and West Virginia personal income tax, consistent with the preservation of principal, returned 1.85% (Select Class Shares) for the six-month period ended August 31, 2006.* This compared to a return of 1.86% for the Fund’s benchmark, the Lehman Brothers Competitive Intermediate (1-17 Year) Maturities Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	As expected, the period began with interest rates remaining on the upswing, while the Federal Reserve’s (Fed) anticipated and actual actions drove the fixed-income markets during the period. The Fed implemented its 15th-consecutive quarter-point increase in short-term interest rates at the March meeting of the Federal Open Market Committee (FOMC). Two more 25-basis-point (bp) increases followed at the FOMC’s next two meetings in April and June.

By July, a cool-off in the housing market and other signs the economy was slowing led to expectations that the Fed would halt its rate-tightening campaign. This sentiment caused interest rates to head downward. Although inflation remained a concern, it seemed likely inflation was reaching its peak, as evidenced by falling oil and other commodity prices. Additionally, movements in inflation typically follow the overall economy, albeit at a lagging pace. At the August meeting of the FOMC, the slowing economy encouraged the Fed to keep rates unchanged at 5.25%, the first pause in the two-year-old rate-tightening campaign. The Fed’s decision helped push market rates lower. Overall, this activity caused municipal bond rates to decline from 10 to 25 bps and the yield curve to flatten during the period. In this rate environment, longer-term bonds outperformed shorter-term securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We started the period with a shorter-than-benchmark duration, in anticipation of higher rates. This strategy enhanced the Fund’s performance during the months that interest rates increased, but the shorter duration hurt performance later in the period, when rates declined. We recently extended the Fund’s duration, moving it closer to that of the benchmark, due to our view that rates may be at or near their peak for the current cycle.

We favored premium-coupon bonds over low-coupon bonds and high-credit-quality securities over lower-quality bonds. With lower-rated credits trading “rich” to the historical averages, we believed that higher-rated credits offered more value. Nevertheless, lower-quality bonds outperformed and our focus away from this segment did not aid Fund performance.

In an effort to enhance the Fund’s diversification, we increased the percentage of the portfolio invested outside West Virginia (within prospectus guidelines). Furthermore, the issuance of West Virginia securities declined approximately 24% year to date compared to the first eight months of 2005, while issuance at the national level slipped 19%.

CREDIT QUALITY ALLOCATIONS AT AUGUST 31, 2006**

AAA	93.5%
AA	2.3
A	2.8
BAA	0.6
BA & NR	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	Portfolio composition subject to change. Percentages are based on total investments.

18   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

 AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2006

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		2.11%	3.46%	4.47%
With Sales Charge*		(1.72)	2.67	4.07
CLASS B SHARES	1/20/97
Without CDSC		1.46	2.78	3.91
With CDSC**		(3.54)	2.42	3.91
SELECT CLASS SHARES	1/20/97	2.38	3.70	4.72

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one-year period, a 2% CDSC for the five-year period and 0% CDSC thereafter.

TEN-YEAR PERFORMANCE (8/31/96 TO 8/31/06)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The JPMorgan West Virginia Municipal Bond Fund commenced operations on January 20, 1997 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The performance data for the Fund, prior to January 20, 1997, includes the performance of the common trust fund as adjusted to reflect the expenses associated with the Fund. The common trust fund was not registered with the SEC and was not subject to the investment restrictions, limitations and diversification requirements imposed by law on registered mutual funds. If the common trust fund had been registered, its return may have been lower.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan West Virginia Municipal Bond Fund, the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index, the Lehman Brothers 3–15 Year Municipal Bond Index, the Lehman Brothers 7 Year Municipal Bond Index and the Lipper Intermediate Municipal Fund Index from August 31, 1996 to August 31, 2006. The performance of the Fund assumes reinvestment of all dividends and does not include a sales charge. The performance of the broad-based securities indices does not include expenses or a sales charge and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Fund Index includes expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index is an unmanaged index comprised of investment-grade, tax-exempt bonds with maturities of one to 17 years. The Lehman Brothers 3–15 Year Municipal Bond Index represents the performance of investment-grade, tax-exempt municipal bonds with maturities of three to 15 years. The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years. The index for the Fund changed from the Lehman Brothers 3–15 Year Municipal Bond Index and the Lehman Brothers 7 Year Municipal Bond Index to the Lehman Brothers Competitive Intermediate (1–17 Year) Maturities Index in order to better represent the investment policies for comparison purposes. The Lipper Intermediate Municipal Fund Index represents the total returns of the 17 funds in the indicated category, as defined by Lipper Inc. Investors cannot invest directly in an index.

Capital gains distributions are subject to federal income tax, a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   19

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Municipal Bonds — 98.3%
	Arizona — 88.1%
1,000	Arizona Municipal Financing Program, Series 20, COP, Adj., BIG, 7.70%, 08/01/10 (p)	1,104
2,500	Arizona Power Authority, Crossover, Series A, Rev., SO, 5.25%, 10/01/17	2,783
	Arizona School Facilities Board,
1,500	Series A, COP, MBIA, 5.00%, 09/01/12 (m)	1,601
3,000	Series A, COP, MBIA, 5.25%, 03/01/13 (m) (p)	3,269
2,850	Arizona School Facilities Board, State School Improvement, Rev., 5.25%, 07/01/12 (p)	3,089
500	Arizona State Board of Regents, University of Arizona Projects, COP, AMBAC, 5.50%, 06/01/11 (p)	541
	Arizona State Transportation Board Highway,
500	Rev., 6.00%, 07/01/09	532
2,000	Series A, Rev., 5.25%, 07/01/12	2,181
3,000	Series B, Rev., 5.25%, 07/01/12	3,224
	Arizona State University,
3,500	Rev., FSA, 5.25%, 07/01/12	3,795
2,630	Series A, COP, FSA, 5.00%, 11/01/11	2,790
	Arizona Student Loan Acquisition Authority,
1,030	Series A-1, Rev., GTD STD LNS, 5.40%, 11/01/09	1,073
1,000	Series A-1, Rev., GTD STD LNS, 5.88%, 11/01/09	1,061
	Arizona Water Infrastructure Finance Authority, Water Quality,
1,000	Series A, Rev., 5.38%, 10/01/09	1,055
2,250	Series A, Rev., 5.38%, 10/01/11 (p)	2,432
1,600	Series A, Rev., 5.50%, 10/01/09	1,695
1,110	Series A, Rev., 5.63%, 10/01/09	1,181
2,000	Series A, Rev., 5.75%, 10/01/09	2,137
2,475	Central Arizona Water Conservation District, Central Arizona Project, Rev., MBIA, 4.75%, 10/06/06	2,477
1,665	City of Casa Grande, Excise Tax, Rev., AMBAC, 5.00%, 04/01/14	1,774
5,000	City of Chandler, Capital Appreciation, GO, FGIC, Zero Coupon, 07/01/07	4,853
3,000	City of Gilbert, GO, MBIA, 5.00%, 07/01/16	3,281
	City of Mesa,
1,090	GO, FGIC, 5.38%, 07/01/14	1,208
2,000	GO, FGIC, 5.75%, 07/01/09 (p)	2,117
3,000	City of Mesa IDA, Discovery Health Systems, Series A, Rev., MBIA, 5.63%, 01/01/10 (p)	3,210
1,000	City of Mesa, Street & Highway, Rev., FSA, 5.00%, 07/01/12	1,069
3,000	City of Mesa, Utilities Systems Rev., FGIC, 5.00%, 07/01/20	3,290
	City of Peoria,
1,000	GO, FGIC, 5.00%, 04/01/09	1,030
850	GO, FGIC, 5.40%, 04/01/09	885
2,000	City of Phoenix, GO, 5.88%, 07/01/10 (p)	2,153
135	City of Phoenix IDA, Statewide, Series A, Rev., GNMA/FNMA/FHLMC COLL, 5.35%, 12/01/07	137
1,000	City of Phoenix, Street & Highway, Rev., 6.50%, 10/06/06 (p)	1,047
2,500	City of Phoenix, Street & Highway, Capital Appreciation, Junior Lien, Series A, Rev., FGIC, Zero Coupon, 07/01/12 (m)	1,996
	City of Scottsdale,
655	GO, 5.25%, 07/01/11 (p)	707
2,000	GO, 5.75%, 07/01/09 (p)	2,117
2,500	City of Scottsdale IDA, Scottsdale Memorial Hospital, Series A, Rev., AMBAC, 6.13%, 09/01/07	2,605
1,345	City of Scottsdale, Unrefunded Balance, GO, 5.25%, 07/01/11	1,450
970	City of Tempe, Excise Tax, Series A, Rev., 5.63%, 07/01/09	1,020
1,000	City of Tucson, Airport Authority, Inc., Rev., FSA, 5.00%, 06/01/12	1,064
1,725	City of Tucson, Street & Highway, Junior Lien, Series 1994-E, Rev., FGIC, 5.50%, 07/01/10 (p)	1,841
	Greater Arizona Development Authority,
1,000	Series A, Rev., MBIA, 5.00%, 08/01/15	1,064
1,235	Series A, Rev., MBIA, 5.60%, 08/01/08	1,301
2,000	Maricopa County, Elementary School District No. 28-Kyrene Elementary, Capital Appreciation, Series C, GO, FGIC, Zero Coupon, 01/01/11	1,695
1,265	Maricopa County, Elementary School District No. 38-Madison Elementary, Project of 2004, Series A, GO, MBIA, 5.00%, 07/01/15	1,359
2,950	Maricopa County IDA, Captial Appreciation, Series 1983A, Rev., Zero Coupon, 12/31/14 (m) (p)	2,119
500	Maricopa County IDA, St. Joseph’s Hospital & Medical Center Projects, Rev., 6.20%, 11/01/11 (p)	500
1,720	Maricopa County Unified School District No. 11-Peoria, Projects of 1996, Series D, GO, FGIC, 5.25%, 07/01/09 (p)	1,813

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Arizona — Continued
480	Maricopa County Unified School District No. 11-Peoria, School Improvement, GO, FGIC, 4.75%, 07/01/11 (p)	504
1,020	Maricopa County Unified School District No. 11-Peoria, Unrefunded Balance, School Improvement, GO, FGIC, 4.75%, 07/01/11	1,065
1,225	Maricopa County Unified School District No. 4-Mesa, GO, FSA, 5.00%, 07/01/11	1,300
	Maricopa County Unified School District No. 69-Paradise Valley,
3,100	GO, AMBAC, 5.80%, 07/01/09 (m)	3,281
1,000	GO, MBIA, 6.35%, 07/01/10	1,097
1,000	Maricopa County Unified School District No. 69-Paradise Valley, Certificates of Ownership, Series A, GO, FGIC, 5.25%, 07/01/14	1,102
1,905	Navajo County Unified School District No. 20, Projects of 2005, Series A, Rev., MBIA, 5.00%, 07/01/18	2,086
1,500	Northern Arizona University, COP, AMBAC, 5.00%, 09/01/15	1,590
2,000	Phoenix Civic Improvement Corp., Airport Improvement, Senior Lien, Series B, Rev., 6.00%, 10/06/06	2,004
	Pima County IDA,
265	Series A, Rev., 6.40%, 10/06/06	266
10	Series A, Rev., FHA/VA/PRIV MTGS/POOL INS, 7.63%, 10/06/06	10
90	Series B, Step Coupon, Rev., AMT, GNMA/FNMA/FHLMC COLL, 6.95%, 05/01/07	92
1,500	Pima County IDA, Healthpartners, Series A, Rev., MBIA, 5.30%, 04/01/07	1,515
1,560	Pima County IDA, Unified School District No. 12-Sunnyside, GO, FSA, 5.00%, 07/01/14	1,692
2,500	Scottsdale Municipal Property Corp., Rev., 5.00%, 07/01/14	2,709
	Show Low IDA, Navapache Regional Medical Center,
1,000	Series A, Rev., ACA, 5.13%, 12/01/07	1,015
1,000	Series A, Rev., ACA, 5.50%, 12/01/07	1,032
2,500	Surprise Municipal Property Corp., Rev., FGIC, 5.70%, 07/01/09 (p)	2,665
	University of Arizona,
700	Series 8, COP, MBIA, 4.90%, 08/01/09	725
1,365	Series A, COP, AMBAC, 5.00%, 06/01/15	1,454
1,700	Series A, COP, AMBAC, 5.50%, 06/01/12	1,842
1,000	Series B, COP, AMBAC, 5.00%, 06/01/15	1,059
1,100	Yavapai County IDA, Yavapai Regional Medical Center, Series A, Rev., FSA, 5.13%, 06/01/07	1,131
3,000	Yuma County IDA, Multi-Family Mortgage, Series A, Rev., AMT, GNMA COLL, 6.10%, 09/20/09	3,144
1,000	Yuma County IDA, Yuma Regional Medical Center, Rev., MBIA, 5.50%, 08/01/07 (p)	1,036
		122,141
	California — 2.3%
3,000	State of California, GO, 5.00%, 09/01/16	3,247
	Illinois — 3.1%
3,000	Illinois State Toll Highway Authority, Senior Priority, Series A, Rev., FSA, 5.00%, 07/01/15	3,247
1,000	State of Illinois, GO, 5.00%, 01/01/16	1,068
		4,315
	Minnesota — 2.4%
3,000	State of Minnesota, GO, 5.00%, 06/01/16	3,290
	New York — 1.6%
2,000	New York City, Series D, GO, FGIC-TCRS, 5.00%, 11/01/14	2,141
	Wisconsin — 0.8%
1,000	State of Wisconsin, Series 1, GO, MBIA, 5.00%, 05/01/15	1,081
	Total Municipal Bonds (Cost $131,936)	136,215

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
1,278	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $1,278)	1,278
	Total Investments — 99.2% (Cost $133,214)	137,493
	Other Assets In Excess of Liabilities — 0.8%	1,109
	NET ASSETS — 100.0%	$138,602

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   21

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Municipal Bonds — 98.3%
	Arizona — 0.8%
1,000	Tucson & Prima Counties IDA, Capital Appreciation, Series 1983 A, Rev., Zero Coupon, 12/01/14 (p)	721
	California — 4.3%
	San Marcos, Public Facilities Authority, Custody Receipts,
1,990	Rev., Zero Coupon, 03/01/14 (p)	1,484
1,715	Rev., Zero Coupon, 01/01/19 (p)	1,017
2,850	Rev., Zero Coupon, 09/01/19 (p)	1,644
		4,145
	Colorado — 1.9%
2,600	El Paso County, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/15 (p)	1,808
	Kansas — 1.9%
1,600	Kansas City, Single Family Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	1,153
1,000	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	688
		1,841
	Kentucky — 80.5%
	Boone County, School District Finance Corp., School Building,
1,740	Series B, Rev., 5.38%, 08/01/10	1,853
1,000	Series B, Rev., FSA, 5.38%, 08/01/10	1,066
1,225	Christian County, Public Courthouse Corp., District Court Facility Project, Rev., 5.10%, 11/01/10	1,300
1,500	City of Berea, College Utilities, Rev., AMT, 5.90%, 06/01/07 (p)	1,549
1,010	City of Bowling Green, GO, 5.25%, 06/01/10	1,071
	City of Richmond, Water, Gas & Sewer,
100	Series A, Rev., MBIA, 5.00%, 07/01/08	104
255	Series B, Rev., MBIA, 5.00%, 07/01/08	265
	Fayette County School District Finance Corp.,
1,200	Rev., 5.25%, 09/15/09 (p)	1,268
2,000	Rev., 5.38%, 09/15/09 (p)	2,120
1,000	Rev., 5.50%, 09/15/09 (p)	1,064
1,645	Rev., 5.50%, 06/01/10 (p)	1,768
1,255	Series A, Rev., 5.35%, 01/01/07 (p)	1,287
450	Greater Kentucky Housing Assistance Corp., Mortgage, Multi-Family Housing, Section 8 Assisted, Series A, Rev., FHA, 5.90%, 10/06/06	451
	Hardin County, School District Finance Corp.,
2,465	Rev., 5.50%, 02/01/10 (p)	2,636
500	Jefferson County Capital Projects Corp., Rev., 6.38%, 12/01/07 (p)	517
930	Jefferson County, Health Facilities, Jewish Hospital Healthcare Services, Inc., Rev., 5.65%, 01/01/07	953
400	Jefferson County, Louisville Medical Center, Rev., 5.00%, 05/01/08	407
	Jefferson County, School District Finance Corp.,
1,000	Series A, Rev., FSA, 5.00%, 04/01/11	1,054
1,320	Series A, Rev., FSA, 5.25%, 07/01/09	1,384
1,000	Series B, Rev., FSA, 5.25%, 07/01/09	1,049
2,490	Series A, Rev., FSA, 5.25%, 01/01/10	2,630
2,315	Junction City College, Centre College Project, Rev., 5.70%, 04/01/07 (p)	2,389
	Kenton County Airport Board, Cincinnati/Northern Kentucky,
1,000	Series A, Rev., MBIA, 5.00%, 03/01/08	1,018
2,115	Series C, Rev., AMT, MBIA, 5.00%, 03/01/11	2,210
	Kentucky Economic Development Finance Authority, Catholic Health Initiatives,
1,100	Rev., 4.25%, 09/01/09	1,115
425	Series A, Rev., 5.38%, 06/01/08	437
1,245	Kentucky Economic Development Finance Authority, Mortgage South Center Nursing, Series A, Rev., MBIA, FHA, 6.00%, 01/01/08 (p)	1,341
1,000	Kentucky State Property & Buildings Commission, Project No. 63, Rev., 5.10%, 11/01/09 (p)	1,044
2,000	Kentucky State Property & Buildings Commission, Project No. 64, Rev., MBIA, 5.75%, 11/01/09 (p)	2,128
	Kentucky State Property & Buildings Commission, Project No. 65,
715	Rev., 6.00%, 02/01/10 (p)	769
1,500	Rev., FSA, 6.00%, 02/01/10 (p)	1,615
1,500	Kentucky State Property & Buildings Commission, Project No. 66, Series A, Rev., MBIA, 5.60%, 05/01/10 (p)	1,602
1,500	Kentucky State Property & Buildings Commission, Project No. 67, Rev., 5.13%, 09/01/10 (p)	1,583
1,000	Kentucky State Property & Buildings Commission, Project No. 68, Rev., 5.75%, 10/01/10 (p)	1,081

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Kentucky — Continued
1,000	Kentucky State Property & Buildings Commission, Project No. 69, Series D, Rev., FSA, 5.50%, 08/01/10	1,070
1,000	Kentucky State Property & Buildings Commission, Project No. 71, Rev., MBIA-IBCC, 5.50%, 08/01/12	1,098
1,335	Kentucky State Property & Buildings Commission, Project No. 73, Rev., 5.25%, 11/01/11	1,433
1,000	Kentucky State Property & Buildings Commission, Project No. 82, Rev., FSA, 5.25%, 10/01/18	1,126
	Kentucky State Property & Buildings Commission, Project No. 84,
1,000	Rev., MBIA, 5.00%, 08/01/21	1,107
1,175	Rev., MBIA, 5.00%, 08/01/22	1,302
1,500	Kentucky State Property & Buildings Commission, Project No. 85, Rev., FSA, 5.00%, 08/01/15	1,600
1,000	Kentucky State Turnpike Authority, Capital Appreciation Revitalization, Rev., FGIC, Zero Coupon, 01/01/10	883
	Kentucky State Turnpike Authority, Resource Recovery,
30	Rev., 6.13%, 10/06/06 (p)	31
130	Rev., 6.63%, 10/06/06 (p)	134
	Kentucky State Turnpike Authority, Revitalization Projects,
3,000	Rev., AMBAC, 5.50%, 07/01/08	3,103
2,000	Rev., AMBAC, 5.50%, 07/01/09	2,103
1,000	Rev., AMBAC, 6.50%, 07/01/08	1,051
1,000	Series A, Rev., AMBAC, 5.50%, 07/01/11	1,083
1,000	Series B, Rev., AMBAC, 5.00%, 07/01/16	1,092
50	Kentucky State Turnpike Authority, Toll Road, Rev., 6.13%, 10/06/06 (p)	51
1,000	Lexington-Fayette Urban County Government, Series A, Rev., 5.00%, 07/01/11	1,057
1,000	Louisville & Jefferson County Metro Government Board of Water Works, Rev., 5.00%, 11/15/16	1,096
	Louisville & Jefferson County Metropolitan Sewer District,
1,000	Series A, Rev., AMBAC, 5.00%, 05/15/16	1,085
1,500	Series A, Rev., FGIC, 5.50%, 11/15/09	1,593
	Louisville & Jefferson County, Regional Airport Authority,
1,000	Series A, Rev., FSA, 5.75%, 07/01/11	1,082
1,420	Series A, Rev., MBIA, 6.00%, 07/01/07	1,471
1,000	Louisville Regional Airport Authority, Rev., AMBAC, 5.00%, 07/01/15	1,049
1,000	Louisville Waterworks Board, Water System, Rev., FSA, 5.13%, 11/15/10	1,053
2,090	McCracken County, Mercy Health Systems, Series A, Rev., MBIA, 6.40%, 10/06/06 (m)	2,099
460	Murray State University, Second Series, Series G, Rev., 5.60%, 11/01/06	461
1,260	Northern Kentucky University, Student Housing Facilities Project, COP, AMBAC, 5.00%, 12/01/09	1,298
1,060	Oldham School District Financial Corp., Rev., MBIA, 5.00%, 05/01/14	1,139
		76,878
	Louisiana — 4.4%
640	Louisiana Housing Finance Agency, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA, 6.65%, 12/01/07	661
1,000	Louisiana Public Facilities Authority, Custodial Receipts, Series B, Rev., Zero Coupon, 12/01/19 (p)	565
4,300	New Orleans Home Mortgage Authority, Compound Interest, Series A, Rev., MBIA VEREX, Zero Coupon, 10/01/15 (m) (p)	2,972
		4,198
	Puerto Rico — 2.4%
1,480	Commonwealth of Puerto Rico, Capital Appreciation, GO, MBIA-IBCC, Zero Coupon, 07/01/17 (m)	956
2,000	Puerto Rico Highway & Transportation Authority, Series A, Rev., AMBAC, Zero Coupon, 07/01/17	1,291
		2,247
	Texas — 2.1%
1,000	Central Texas Housing Finance Corp., Single Family Mortgage, Rev., VA/PRIV MTGS, Zero Coupon, 09/01/16 (p)	659
1,850	Port Arthur Housing Finance Corp., Rev., Zero Coupon, 03/01/15 (p)	1,309
		1,968
	Total Municipal Bonds (Cost $88,468)	93,806

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   23

JPMorgan Kentucky Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTs
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
985	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $985)	985
	Total Investments — 99.4% (Cost $89,453)	94,791
	Other Assets in Excess of Liabilities — 0.6%	614
	NET ASSETS — 100.0%	$95,405

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.8%
	Municipal Bonds — 97.8%
	California — 1.3%
1,000	State of California, GO, 5.00%, 09/01/16	1,082
	Louisiana — 92.8%
1,230	Ascension Parish, Gravity Drain, Sales & Use Tax, Series ST-96, Rev., FGIC, 5.50%, 12/01/06	1,235
1,000	Calcasieu Parish Public Trust Authority, Student Lease, McNeese Student Housing Project, Rev., MBIA, 5.38%, 05/01/11	1,066
1,125	Calcasieu Parish School District No. 30, Ward 4, Public School Improvement, GO, FSA, 5.00%, 02/15/12	1,177
1,815	City of New Orleans, Capital Appreciation, GO, AMBAC, Zero Coupon, 09/01/17	1,096
495	City of New Orleans, Home Mortgage Authority, SO, 6.25%, 01/15/11 (p)	539
	City of New Orleans, Sewer Service,
1,000	Rev., FGIC, 5.38%, 06/01/10	1,056
1,000	Rev., MBIA, 5.00%, 06/01/08 (m)	1,023
	City of Shreveport, Certificates of Indebtedness,
1,000	Series A, Rev., AMBAC, 5.00%, 10/01/09	1,045
1,000	Series A, Rev., AMBAC, 5.50%, 10/01/09	1,067
5	East Baton Rouge, Mortgage Finance Authority, Series B, Rev., GNMA/FNMA, 5.30%, 10/06/06	5
3,905	East Baton Rouge Parish, Public Improvement, Sales & Use Tax, Series A, Rev., FGIC, 5.50%, 02/01/09 (p)	4,111
45	Iberia Home Mortgage Authority, Single Family Mortgage, Rev., 7.38%, 10/06/06	45
2,070	Jefferson Parish School Board, Sales & Use Tax, Compound Interest, Rev., FSA, Zero Coupon, 09/01/09	1,838
	Lafayette Parish, Public Improvement, Sales Tax,
1,000	Rev., MBIA, 5.00%, 03/01/15	1,055
1,000	Series B, Rev., FGIC, 5.35%, 03/01/09 (p)	1,055
1,195	Series B, Rev., FGIC, 5.45%, 03/01/09 (p)	1,264
1,985	Series B, Rev., FGIC, 5.60%, 03/01/09 (p)	2,106
1,500	Louisiana Energy & Power Authority, Rev., FSA, 5.75%, 01/01/13	1,662
	Louisiana Housing Finance Agency, Single Family Mortgage,
60	Series B-1, Rev., GNMA/FNMA COLL, 6.00%, 06/01/06	61
335	Series B-2, AMT, Rev., GNMA/FNMA FHA/VA MTGS, 4.80%, 12/01/07	336
40	Series D-2, AMT, Rev., GNMA/FNMA COLL, 6.10%, 12/01/06	41
3,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Capital Projects & Equipment Acquisition, Rev., AMBAC, 5.25%, 12/01/18	3,257
	Louisiana Office Facilities Corp., Capitol Complex Program,
2,055	Rev., AMBAC, 5.50%, 05/01/11	2,203
1,650	Series A, Rev., MBIA, 5.13%, 03/01/09	1,716
1,000	Series A, Rev., MBIA, 5.38%, 03/01/09	1,046
3,220	Series A, Rev., MBIA, 5.50%, 03/01/09	3,386
1,000	Louisiana Offshore Terminal Authority, Loop LLC Project, Rev., Adj., 4.37%, 10/01/20	1,003
35	Louisiana Public Facilities Authority, Alton Ochsner Medical Foundation Project, Series B, Rev., MBIA, 5.75%, 10/06/06 (p)	36
	Louisiana Public Facilities Authority, Custodial Receipts, Multi-Family Carriage,
8,000	Series A, Rev., Zero Coupon, 02/01/20 (m) (p)	4,450
7,000	Series B, Rev., Zero Coupon, 12/01/19 (p)	3,953
2,495	Louisiana Public Facilities Authority, Department of Public Safety, Rev., FSA, 5.50%, 08/01/11	2,680
1,000	Louisiana Public Facilities Authority, Dillard University Project, Rev., AMBAC, 5.00%, 02/01/08	1,034
1,475	Louisiana Public Facilities Authority, Hospital, Franciscan Missionaries, Series A, Rev., FSA, 5.50%, 07/01/12	1,605
185	Louisiana Public Facilities Authority, Hospital, Pendleton Memorial Methodist, Rev., 5.00%, 06/01/08 (p)	189
2,025	Louisiana Public Facilities Authority, Loyola University Project, Rev., MBIA, 5.63%, 10/01/07	2,108
605	Louisiana Public Facilities Authority, Tulane University of Louisiana, Rev., AMBAC, 5.75%, 10/01/06 (p)	618
	Louisiana Public Facilities Authority, Women’s Hospital Foundation Project,
1,000	Rev., FGIC, 5.00%, 04/01/15	1,048
500	Rev., FSA, 6.00%, 10/01/10 (p)	544
2,000	Louisiana Public Facilities Authority, Xavier University of Louisiana Project, Rev., MBIA, 5.13%, 09/01/07	2,064
1,000	Louisiana Stadium & Exposition District, Hotel Occupancy Tax & Stadium, Series B, Rev., FGIC, 5.25%, 07/01/09 (p)	1,062

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   25

JPMorgan Louisiana Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — Continued
1,300	Louisiana State Military Department, Custody Receipts, COP, 5.25%, 09/01/08	1,338
1,000	Orleans Parish Parishwide School District, Series A, GO, FGIC, 5.13%, 03/01/08	1,016
250	Orleans Parish School Board, GO, FGIC, 5.30%, 10/06/06	250
555	Orleans Parish School Board, Public School, Capital Refinancing, Rev., MBIA, 6.00%, 06/01/09	586
1,000	Ouachita Parish, Hospital Service District 1, Glenwood Regional Medical Center, Rev., FSA, 5.70%, 05/15/10	1,060
	Port New Orleans Board of Commissioners,
1,000	Rev., AMBAC, 5.50%, 04/01/10	1,048
1,675	Rev., AMBAC, 5.63%, 04/01/11	1,760
1,000	South Louisiana Port Commission, Cargill, Inc. Project, Rev., 5.85%, 04/01/07	1,024
775	St. Tammany Parish, Public Trust Financing Authority, Christwood Project, Rev., 5.25%, 11/15/08 (i)	784
	State of Louisiana,
1,500	Series A, GO, FGIC, 5.25%, 11/15/10 (p)	1,593
1,000	Series A, GO, FGIC, 5.50%, 05/15/11	1,064
500	Series A, GO, MBIA, 5.70%, 08/01/08	519
2,875	Series A, GO, MBIA, 5.80%, 08/01/10	3,100
250	Series B, GO, MBIA, 5.60%, 08/01/08	259
3,500	Series B, GO, MBIA, 5.63%, 08/01/13	3,896
1,085	Tangipahoa Parish School Board, Rev., AMBAC, 5.50%, 03/01/11	1,155
		77,337
	Massachusetts — 1.3%
1,000	Commonwealth of Massachusetts, Series D, GO, 5.00%, 08/01/16	1,083
	Ohio — 2.4%
	Ohio Housing Finance Agency, Hillwood II Project,
755	Rev., AMT, GNMA COLL, 4.38%, 05/20/11	759
1,245	Rev., AMT, GNMA COLL, 4.70%, 05/20/16	1,266
		2,025
	Total Municipal Bonds (Cost $76,536)	81,527

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.3%
	Investment Company — 1.3%
1,090	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $1,090)	1,090
	Total Investments — 99.1% (Cost $77,626)	82,617
	Other Assets In Excess of Liabilities — 0.9%	749
	NET ASSETS — 100.0%	$83,366

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.8%
	Municipal Bonds — 99.8%
	Colorado — 0.6%
3,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 09/01/19	1,699
	Delaware — 1.3%
3,675	State of Delaware, GO, 5.00%, 08/01/14 (m)	3,992
	Florida — 0.7%
2,000	Miami-Dade County, Aviation, Miami International Airport, Series B, Rev., AMT, XLCA, 5.00%, 10/01/15	2,109
	Georgia — 1.5%
4,000	Federal Highway Road and Tollway Authority, Rev., MBIA, 5.00%, 06/01/17	4,360
	Massachusetts — 0.4%
1,000	Commonwealth of Massachusetts, Series A, GO, FSA, 5.00%, 03/01/15	1,064
	Michigan — 86.4%
1,625	Brighton Township Sanitation and Sewer Drainage District, GO, FSA, 5.25%, 4/01/09 (p)	1,691
	Caledonia Community Schools,
2,300	GO, MBIA Q-SBLF, 5.00%, 05/01/15	2,455
1,475	GO, Q-SBLF, 5.75%, 05/01/09 (p)	1,583
1,250	Central Motcalm Public Schools GO, MBIA Q-SBLF, 5.90%, 05/01/19 (p)	1,323
	Charles Stewart Mott Community College, Building & Improvement,
1,380	GO, FGIC, 5.40%, 05/01/10 (p)	1,464
1,775	GO, FGIC, 5.50%, 05/01/10 (p)	1,890
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, MBIA, 5.00%, 05/01/15	1,788
1,235	Charlevoix Public School District GO, FSA, 5.75%, 05/01/09 (p)	1,303
1,150	Charlotte Public School District GO, Q-SBLF, 5.25%, 05/01/09 (p)	1,198
3,075	Chelsea Economic Development Corp., United Methodist Retirement, Rev., 5.40%, 11/15/08	3,102
2,500	Chippewa Hills School District, GO, FGIC Q-SBLF, 5.30%, 05/01/09 (p)	2,608
1,000	Chippewa Valley School District, GO, Q-SBLF, 5.00%, 05/01/10	1,048
2,840	Chippewa Valley Schools, GO, Q-SBLF, 5.00%, 05/01/10	3,054
2,500	City of Battle Creek, Tax Allocation, MBIA, 5.00%, 05/01/08	2,551
	City of Detroit,
2,570	Series A, GO, FSA, 5.25%, 04/01/09	2,686
1,500	Series A-1, GO, MBIA, 5.38%, 10/01/11	1,611
	City of Detroit, Capital Appreciation,
5,000	Series A, Rev., FGIC, Zero Coupon, 07/01/13	3,814
1,500	Series A, Rev., FGIC, Zero Coupon, 07/01/17	950
2,000	City of Detroit, Sewer Disposal, Series B, Rev., MBIA, 6.00%, 07/01/10	2,165
3,000	City of Detroit, Water Senior Lien, Series A, Rev., FSA, 5.00%, 07/01/16	3,242
1,800	City of Detroit, Wayne County Stadium Authority, Rev., FGIC, 5.50%, 02/01/17	1,849
3,000	City of Grand Haven, Electric, Rev., MBIA, 5.25%, 07/01/08	3,090
1,500	City of Grand Rapids, Water Supply, Rev., FGIC, 5.75%, 01/01/11	1,623
1,000	City of Port Huron Series A, GO, MBIA, 5.25%, 10/01/08	1,039
1,500	City of Wyandotte, Electric, Rev., MBIA, 4.00%, 10/01/08	1,520
	Clarkston Community Schools,
4,090	GO, AMBAC Q-SBLF, 5.00%, 05/01/08 (m)	4,174
2,580	GO, AMBAC Q-SBLF, 5.05%, 05/01/08	2,635
3,250	Dearborn Economic Development Corp., Oakwood Obligation Group, Series A, Rev., FGIC, 5.60%, 10/06/06	3,319
3,850	Detroit Local Development Finance Authority, Tax Increment, Series A, 5.38%, 05/01/07	3,910
2,075	East Grand Rapids Public School District, GO, FSA, Q-SBLF, 5.00%, 05/01/14	2,215
	East Lansing School District, School Building & Site,
1,000	GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,061
2,580	GO, Q-SBLF, 5.75%, 05/01/10 (p)	2,769
1,645	Ecorse Public School District, GO, FGIC, Q-SBLF, 5.50%, 05/01/08 (p)	1,712
1,105	Emmet County Building Authority, GO, AMBAC, 5.00%, 05/01/13	1,181
4,675	Farmington Public School District, GO, Q-SBLF, 5.10%, 05/01/07 (p)	4,723
1,500	Ferris State University, Rev., AMBAC, 5.85%, 4/01/07 (p)	1,535
1,000	Fitzgerald Public School District, School Building & Site, Series B, Rev., GO, AMBAC, 5.00%, 11/01/14	1,059
2,000	Forest Hills Public Schools, GO, 5.25%, 05/01/10 (p)	2,112

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   27

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
1,000	Grand Blanc Community Schools, GO, FSA, Q-SBLF, 5.00%, 05/01/14	1,078
1,060	Grand Ledge Public Schools District, GO, FGIC, Q-SBLF, 5.00%, 05/01/15	1,128
1,370	Grand Rapids Building Authority, GO, AMBAC, 5.75%, 08/01/10	1,472
2,000	Harper Creek Community School District, GO, Q-SBLF, 5.50%, 05/01/11 (p)	2,159
2,660	Hartland Consolidated School District, GO, Q-SBLF, 5.38%, 05/01/11	2,839
1,515	Healthsource Saginaw, Inc., GO, MBIA, 5.00%, 05/01/15	1,604
1,600	Howell Public Schools, School Building & Site, GO, Q-SBLF, 5.00%, 11/01/13	1,716
1,000	Huron Valley School District, GO, FGIC, Q-SBLF, 5.88%, 05/01/07 (p)	1,015
	Jackson Capital Appreciation Downtown Development,
1,620	GO, FSA, Zero Coupon, 06/01/16	1,084
1,710	GO, FSA, Zero Coupon, 06/01/17	1,089
2,060	GO, FSA, Zero Coupon, 06/01/18	1,250
1,200	GO, FSA, Zero Coupon, 06/01/19	693
	Jackson Public Schools, Building & Site,
1,620	GO, FGIC Q-SBLF, 5.00%, 05/01/14	1,729
1,130	GO, FGIC Q-SBLF, 5.60%, 05/01/10 (p)	1,207
1,405	GO, FGIC Q-SBLF, 5.65%, 05/01/10 (p)	1,503
1,390	Jenison Public Schools, GO, FGIC, 5.25%, 05/01/15	1,535
1,790	Lake Orion Community School District, Series A, GO, FGIC, Q-SBLF, 5.75%, 05/01/10 (p)	1,921
1,250	Lansing Community College, Building & Site, GO, MBIA, 5.00%, 05/01/13	1,327
1,000	Lincoln Park School District, GO, FGIC Q-SBLF, 5.00%, 05/01/07	1,007
915	Livingston County, Building Authority, GO, 5.80%, 07/01/08	942
	Lowell Area Schools, Capital Appreciation,
5,000	GO, FGIC, Q-SBLF, Zero Coupon, 05/01/14	3,682
1,425	GO, FGIC, Q-SBLF, Zero Coupon, 05/01/16	956
1,670	Madison Public Schools GO, FGIC Q-SBLF, 5.13%, 05/01/09 (p)	1,735
1,155	Michigan Higher Education Facilities Authority, Calvin College Project, Limited Obligation, Rev., GO OF INSTN, 5.50%, 12/01/12 (i)	1,214
1,240	Michigan Higher Education Facilities Authority, Kettering University, Limited Obligation, Rev., AMBAC, GO OF UNIV, 5.50%, 09/01/11	1,336
	Michigan Higher Education Student Loan Authority,
1,200	Series XII-T, Rev., AMT, AMBAC, 5.30%, 09/01/10	1,253
1,000	Series XVII-A, Rev., Adj., AMT, AMBAC, 5.75%, 12/01/06	1,024
1,500	Series XVII-F, Rev., AMT, AMBAC, 4.20%, 03/01/09	1,510
	Michigan Municipal Bond Authority, Clean Water Revolving Fund,
3,250	Rev., 5.50%, 10/01/09 (p)	3,458
1,000	Rev., 5.75%, 10/01/09 (p)	1,071
2,500	Rev., 5.88%, 10/01/10 (p)	2,735
	Michigan Municipal Bond Authority, Drinking Water Revolving Fund,
1,250	Rev., 5.00%, 10/01/14	1,342
2,500	Rev., 5.50%, 10/01/09 (p)	2,661
	Michigan Municipal Bond Authority, Local Government Lien Program,
1,055	Series 4-A, Rev., AMBAC, 5.00%, 05/01/14	1,133
1,500	Series A, Rev., FGIC, 6.00%, 10/06/06	1,508
4,250	Michigan Municipal Bond Authority, School Loans, Rev., 5.25%, 12/01/08 (p)	4,442
1,570	Michigan Public Power Agency, Campbell Project Series A, Rev., AMBAC, 4.00%, 01/01/10	1,590
1,245	Michigan Public Power Agency, Combustion Turbine No. 1 Project, Series A, Rev., AMBAC, 5.25%, 01/01/12	1,335
	Michigan State Building Authority, Facilities Program,
2,675	Series I, Rev., 5.25%, 10/15/09	2,797
1,250	Series I, Rev., FSA, 5.25%, 10/15/13	1,361
1,500	Michigan State Hospital Finance Authority, Rev., MBIA, 5.00%, 05/15/15	1,594
	Michigan State Hospital Finance Authority, Mercy Health Services,
1,000	Series R, Rev., AMBAC, 5.38%, 10/06/06 (p)	1,011
3,795	Series U, Rev., 5.63%, 08/15/07 (m) (p)	3,901
6,875	Series W, Rev., FSA, 5.25%, 08/15/07 (m) (p)	7,043
2,590	Michigan State Hospital Finance Authority, Port Huron Hospital Obligations, Rev., FSA, 5.38%, 10/06/06	2,619
	Michigan State Housing Development Authority,
1,255	Rev., GNMA COLL, 4.10%, 12/20/14	1,225
1,880	Rev., GNMA COLL, 4.60%, 12/20/14	1,853

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Michigan — Continued
	Michigan State Trunk Line,
1,000	Rev., FSA, 5.25%, 11/01/20	1,132
1,340	Series A, Rev., 5.00%, 11/01/08	1,380
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.00%, 05/01/21	1,517
1,000	Michigan Strategic Fund, Waste Management, Rev., Adj., 4.50%, 12/01/13	996
2,750	Mount Pleasant School District, GO, AMBAC, Q-SBLF, 5.30%, 05/01/08 (p)	2,826
1,210	Newaygo Public Schools, GO, MBIA, Q-SBLF, 5.00%, 05/01/15	1,285
915	Northwestern Michigan College, Improvement, GO, FGIC, 5.60%, 10/01/09 (p)	968
150	Northwestern Michigan College, Unrefunded Balance, GO, FGIC, 5.60%, 10/01/09 (p)	158
2,500	Oakland County Economic Development Corp., Cranbrook Educational Community, Rev., 5.00%, 11/01/08	2,582
1,670	Oakland University, Rev., AMBAC, 5.25%, 05/15/14	1,807
1,000	Otsego Public School District, School Building & Site, GO, FSA, Q-SBLF, 5.00%, 05/01/14	1,058
1,200	Paw Paw Public School District, GO, FGIC, Q-SBLF, 6.50%, 05/01/09	1,254
1,680	Pellston Public School District, Capital Appreciation, GO, FSA, Q-SBLF, Zero Coupon, 05/01/07 (p)	572
1,910	Pinckney Community Schools, GO, FSA, Q-SBLF, 5.00%, 05/01/14	2,031
3,900	Regional Transportation Authority, Series A, GO, MBIA, 5.75%, 07/01/14	4,414
1,000	Rochester Community School District, GO, MBIA, Q-SBLF, 5.00%, 05/01/19	1,082
1,000	Rockford Public School District GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,067
1,375	South Lyon Community Schools, School Building & Site, GO, FGIC, 5.25%, 11/01/12	1,480
1,935	Series II, GO, FGIC, 5.00%, 05/01/15	2,059
2,675	South Macomb Disposal Authority, Rev., AMBAC, 5.38%, 09/01/10	2,829
1,500	South Redford School District, School Building & Site, GO, MBIA, Q-SBLF, 5.00%, 05/01/15	1,594
	Southfield Library Building Authority,
3,010	GO, MBIA, 5.00%, 05/01/15	3,217
1,175	GO, MBIA, 5.30%, 05/01/10 (p)	1,243
3,100	Southfield Public Schools, School Building & Site, Series B, GO, FSA Q-SBLF, 5.13%, 05/01/14	3,334
2,085	Southgate Community School District, GO, FGIC, Q-SBLF, 5.00%, 05/01/09 (p)	2,160
1,765	St. John’s Public School, GO, FGIC, Q-SBLF, 5.00%, 05/01/08	1,801
	State of Michigan,
1,490	GO, 5.25%, 12/01/11	1,604
1,000	Rev., FSA, 5.25%, 05/15/21	1,131
	State of Michigan, Partnership Certificates,
3,000	Rev., FSA, 5.25%, 11/01/16	3,333
3,130	Rev., FSA, 5.25%, 05/15/18	3,508
2,000	State of Michigan, Partnership Certificates, COP, AMBAC, 5.50%, 06/01/10 (p)	2,130
1,285	Tawas City Hospital Finance Authority, St. Joseph Asset Guaranty, Rev., RADIAN-IBCC, 5.60%, 02/15/08 (p)	1,336
1,030	Tecumseh Public Schools, GO, Q-SBLF, 5.40%, 05/01/10 (p)	1,093
	University of Michigan, Hospital,
1,000	Rev., 5.00%, 12/01/10	1,049
6,000	Series A-1, Rev., 5.25%, 06/01/08	6,188
2,000	Walled Lake Consolidated School District, GO, Q-SBLF, 5.25%, 05/01/11	2,119
3,040	Wayland Union School District, GO, FGIC, Q-SBLF, 5.10%, 05/01/07	3,068
1,175	Wayne County, Sewer, Series B, GO, MBIA, 5.13%, 11/01/09	1,221
	Wayne Charter County, Airport,
1,275	Series B, Rev., MBIA, 5.25%, 12/01/08	1,323
1,500	Series D, Rev., FGIC, 5.25%, 12/01/09	1,566
	Wayne State University
2,000	Rev., FGIC, 5.25%, 11/15/09	2,107
2,000	Rev., FGIC, 5.38%, 11/15/09	2,117
215	Wayne State University, Unrefunded Balance, Rev., AMBAC, 5.50%, 11/15/07	215
2,015	West Bloomfield School District, GO, FSA, 5.00%, 05/01/15	2,145
1,000	Western Michigan University, Rev., MBIA, 5.00%, 11/15/19	1,064
1,000	Willow Run Community Schools, GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,067
1,000	Zeeland Public Schools, GO, FGIC, 5.00%, 05/01/15	1,064
		255,033

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   29

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Minnesota — 1.5%
4,000	State of Minnesota, GO, 5.00%, 06/01/16	4,387
	New Jersey — 1.1%
3,000	New Jersey Transportation Trust Fund Authority, Rev., FGIC, 5.00%, 06/15/15	3,260
	Puerto Rico — 1.1%
	Commonwealth of Puerto Rico,
880	GO, 5.75%, 07/01/07	909
2,195	GO, MBIA, 6.25%, 07/01/12	2,492
		3,401
	Tennessee — 1.2%
3,200	Tennessee Energy Acquisition Corp., Rev, 5.00%, 09/01/14	3,416
	Texas — 3.5%
3,000	Austin Independent School District, GO, PSF-GTD, 5.25%, 08/01/14 (m)	3,290
1,000	Conroe Independent School District, Series C, GO, PSF-GTD, 5.00%, 02/15/15	1,063
	Texas Public Finance Authority, Building & Procurement Projects,
4,000	Rev., AMBAC, 5.00%, 02/01/14	4,307
1,500	Rev., AMBAC, 5.00%, 05/15/20	1,592
		10,252
	Washington — 0.5%
1,500	City of Seattle, Water Systems, Rev., MBIA, 5.00%, 09/01/15	1,591
	Total Municipal Bonds (Cost $283,184)	294,564

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
5,937	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $5,937)	5,937
	Total Investments — 101.8% (Cost $289,121)	300,501
	Liabilities in Excess of Other Assets — (1.8)%	(5,298)
	NET ASSETS — 100.0%	$295,203

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

JPMorgan Municipal Income Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — 97.9%
	Municipal Bonds — 97.9%
	Alabama — 0.8%
	Alabama 21st Century Authority, Tobacco Settlement,
1,020	Rev., 5.50%, 12/01/10	1,061
2,000	Rev., 5.75%, 12/01/11	2,090
1,790	Rev., 5.75%, 12/01/12	1,896
2,290	Rev., 5.85%, 06/01/10	2,426
3,365	Alabama Public School & College Authority, Capital Improvement, Rev., 5.25%, 11/01/08	3,520
		10,993
	Alaska — 2.6%
5,000	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, MBIA, 5.00%, 06/01/36	5,176
12,940	Alaska Housing Finance Corp., Capital Appreciation, General Mortgage, Series A, Rev., MBIA, Zero Coupon, 12/01/17	6,730
	Alaska Student Loan Corp.,
2,750	Series A, Rev., AMT, AMBAC, 5.75%, 07/01/14	2,789
4,500	Series A, Rev., GTD STD LNS, 5.00%, 07/01/07	4,708
	City of North Slope Boro,
2,700	Series A, GO, MBIA, Zero Coupon, 06/30/08	2,523
1,000	Series A, GO, MBIA, Zero Coupon, 06/30/10	856
6,350	Series A, GO, MBIA, Zero Coupon, 06/30/13	4,837
2,000	City of North Slope Boro, Capital Appreciation, Series B, GO, MBIA, Zero Coupon, 06/30/09	1,799
1,290	Fairfield Industrial Development Board, Rev., 5.40%, 11/01/16	1,378
4,805	Four Dam Pool Power Agency, Electrical, Rev., LOC: Dexia Credit Local, 5.00%, 07/01/14	4,952
2,525	Matanuska-Susitna Boro, Series D, GO, AMBAC, 5.00%, 04/01/10	2,642
		38,390
	Arizona — 3.1%
695	Arizona Housing Finance Authority, Series 2A, Rev., Adj., GNMA COLL, 5.63%, 07/01/12	700
5,000	Arizona State University, Series II-R-174, Rev., Adj., FSA, 6.97%, 07/01/09	5,454
7,000	Chandler IDA, Intel Corp. Project, Rev., Adj., 4.38%, 12/01/10	7,094
2,045	Gila County, COP, 6.40%, 06/01/14 (i)	2,155
1,000	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 6.00%, 12/01/10	1,068
6,335	Maricopa County IDA, Series 1B, Rev., Adj., GNMA/FNMA, 4.95%, 08/01/07	6,834
1,385	Maricopa County IDA, Multi-Family Housing, Coral Point Apartments Project, Series B, Rev., Adj., 5.10%, 03/01/07	1,389
1,320	Maricopa County IDA, Single Family Mortgage, Series 2B, Rev., Adj., GNMA/FNMA/FHLMC, 5.95%, 09/01/12	1,331
5,210	Maricopa County Unified School District No. 11-Peoria, GO, FSA, 5.25%, 07/01/13	5,696
1,290	Phoenix IDA, Single Family Mortgage, Series 2002-2, Rev., Adj., GNMA/FNMA/FHLMC, 5.95%, 09/01/12	1,301
350	Pima County IDA, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.00%, 11/01/10	351
5,975	Pinal County, COP, 5.25%, 12/01/14	6,322
3,000	Tucson IDA, Single Family Mortgage, Series A-1, Rev., GNMA/FNMA/FHLMC, 5.35%, 07/01/16	3,177
1,245	Tucson & Pima Counties, IDA, Single Family Mortgage, Series 1A, Rev., Adj., GNMA COLL, 5.63%, 07/01/12	1,263
	Tucson & Pima Counties, IDA, Single Family Mortgage, Mortgage Backed Securities Program,
85	Series 1A, Rev., GNMA/FNMA, 5.70%, 01/01/10	86
55	Series 1A, Rev., GNMA/FNMA, 6.10%, 01/01/10	56
		44,277
	Arkansas — 0.0% (g)
120	Arkansas Development Finance Authority, Compound Accretion, Series 1, Rev., Zero Coupon, 12/01/11	82
300	Arkansas Development Finance Authority, Mortgage Backed Securities Program, Series E, Rev., AMT, GNMA/FNMA, 4.75%, 07/01/09	302
36	Drew County Public Facilities Board, Single Family Housing, Series A-2, Rev., FNMA COLL, 7.90%, 10/10/06	36
1	Drew County Public Facilities Board, Single Family Housing, Privately Insured Mortgage Loans, Series B, Rev., VEREX, 7.75%, 10/10/06	1
32	Jacksonville Residential Housing Facilities Board, Single Family Mortgage, Series A-2, Rev., FNMA COLL, 7.90%, 10/10/06	33
58	Lonoke County Residential Housing Facilities Board, Single Family Mortgage, Series A-2, Rev., FNMA COLL, 7.90%, 04/01/11	58

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   31

JPMorgan Municipal Income Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Arkansas — Continued (g)
33	Stuttgart Public Facilities Board, Single Family Mortgage Series A, Class A-2, Rev., FNMA COLL, 7.90%, 10/10/06	33
		545
	California — 5.8%
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, GO OF AGY, 5.38%, 02/01/09	1,522
2,000	California Municipal Finance Authority, Waste Management, Inc. Project, Rev., Adj., 4.10%, 09/01/14	1,988
5,380	California Rural Home Mortgage Finance Authority, Series FH-1, Rev., 5.50%, 02/01/16	5,805
175	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage Backed Security Program, Series A, Rev., GNMA/FNMA, 5.00%, 06/01/11	177
5,000	California State Department of Water Resources, Power Supply, Series A, Rev., XLCA, 5.38%, 05/01/12 (p)	5,505
5,000	California State Public Works Board, Rev., 5.00%, 01/01/17	5,370
5,000	California State Veterans Bond, GO, XLCA-ICR, 6.00%, 02/01/15	5,770
2,700	California Statewide Communities Development Authority, Daughters of Charity, Series G, Rev., 5.00%, 07/01/15	2,779
4,915	California Statewide Communities Development Authority, Poinsettia Apartments, Series B, Rev., Adj., LIQ: FNMA, 4.75%, 06/15/31	5,063
3,465	California Statewide Communities Development Authority, Unrefunded Balance, Series A, Rev., AMBAC, 5.00%, 08/01/22	3,702
5,500	Desert Sands Unified School District, GO, AMBAC, Zero Coupon, 06/01/12	4,430
1,875	Kaweah Delta Health Care District, Rev., 5.00%, 08/01/12	1,924
10,000	Los Angeles Unified School District, Series E, GO, AMBAC, 5.00%, 07/01/15	10,811
3,400	Pasadena Area Community College District, Series C, GO, AMBAC, Zero Coupon, 08/01/14	2,489
135	Redondo Beach Redevelopment Agency, Residential Mortgage, Series B, Rev., 6.25%, 10/10/06 (i)	133
	Sacramento City Financing Authority,
3,415	GO, 5.00%, 06/01/13	3,664
5,000	GO, 5.00%, 03/01/14	5,379
10,000	GO, 5.00%, 08/01/15	10,582
5,000	Rev., FGIC, 5.00%, 12/01/15	5,343
1,375	Series BT, AMT, GO, 5.38%, 10/10/06	1,381
		83,817
	Colorado — 6.3%
2,300	Arapahoe County, Single Family Mortgage, Rev., IMI, Zero Coupon, 09/01/10 (p)	1,978
	City of Aurora, McKesson Corp. Project,
1,920	Series A, Rev., Adj., 5.38%, 12/01/11	1,921
5,030	Series A-2, Rev., Zero Coupon, 3/03/13 (p)	2,935
1,000	City of Erie, Water Enterprise, Rev., ACA, 5.13%, 12/01/08	1,023
2,500	City of Englewood, Multi-Family Housing, Marks Apartments Project, Rev., 6.65%, 12/01/06	2,559
715	Colorado Health Facilities Authority, First Mortgage, Christian Living, Series A, Rev., 6.40%, 01/01/07 (i)	726
1,445	Colorado Housing & Facilities Finance Authority, Capital Appreciation, Single Family Program, Series C-1, AMT, Rev., Zero Coupon, 05/01/08	400
	Colorado Housing & Facilities Finance Authority, Multi-Family Project,
650	Class I, AMT, Rev., 4.45%, 04/01/11	658
985	Series C-3, Class I, AMT, Rev., 4.55%, 10/01/12	1,002
975	Series C-3, Class I, AMT, Rev., 4.65%, 10/01/12	991
	Colorado Housing & Facilities Finance Authority, Single Family Program,
325	Series B-2, Rev., MBIA-IBCC, 6.80%, 04/01/09	326
1,160	Series C-2, Rev., AMT, FHA, 7.05%, 10/01/09	1,207
2,500	Countrydale Metropolitan District GO, Adj., LOC: Compass Bank, 3.50%, 12/01/07	2,488
5,000	Denver City & County, Single Family Mortgage, Series A, Rev., Adj., AMT, GNMA/FNMA/FHLMA, 4.70%, 08/01/16	5,283
	Denver City & County, Airport,
10,000	Series A, Rev., AMBAC, 6.00%, 11/15/10	10,817
1,500	Series C, Rev., AMT, MBIA, 5.50%, 11/15/06 (p)	1,520
4,990	Series ROL II-R-98-A, Rev., Adj., FSA, 7.44%, 05/15/09	5,677
10,850	Denver City & County, Capital Appreciation, Single Family Mortgage Series A, Rev., MGIC, Zero Coupon, 07/01/08	7,374

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Colorado — Continued
	Denver City & County, Single Family Mortgage, Metropolitan Mayors Caucus,
180	Rev., Adj., GNMA/FNMA/FHLMC COLL, 6.00%, 05/01/12	182
445	Rev., Adj., GNMA/FNMA/FHLMC COLL, 6.15%, 11/01/12	454
175	Series A, Rev., Adj., GNMA/FNMA/FHLMC COLL, 7.30%, 11/01/10	179
1,000	Denver City & County, Special Facilities, Rental Car Project Series A, Rev., MBIA, 6.00%, 01/01/09	1,052
3,000	District of Columbia Housing Finance Agency, Single Family Program, Series B, Rev., AMT, AMBAC, 5.63%, 06/01/15	3,169
5,660	Douglas County, School District No. Re-1, Douglas & Elbert Counties, Series 163, GO, Adj., MBIA, 6.26%, 06/15/09	6,401
	El Paso County, Single Family Mortgage,
4,475	Rev., Adj., GNMA/FNMA, 3.52%, 09/13/06	4,475
3,500	Rev., Adj., GNMA/FNMA, 4.75%, 03/01/16	3,695
330	Series A, Rev., GNMA/FNMA/FHLMC, 6.20%, 05/01/09	335
1,870	El Paso County School District No.11, Colorado Springs GO, 7.13%, 12/01/07 (p)	2,398
268	IDK Partners III Trust, Series 1999, Class A, Pass-Through Certificates, 5.10%, 08/01/23	268
3,500	Mesa County, Residential, Rev., Zero Coupon, 12/01/11 (p)	2,866
10,000	Metropolitan Football Stadium District, Sales Tax Capital Appreciation, Series A, Rev., MBIA, Zero Coupon, 01/01/07	9,882
6,680	Northern Metropolitan District, Adams County GO, MBIA-IBCC, 6.50%, 12/01/07	7,033
		91,274
	Connecticut — 1.0%
	Stamford Housing Authority, Rippowam Park Apartments Project,
4,350	Rev., 6.25%, 10/01/08	4,563
9,200	Rev., 6.38%, 10/01/08	9,644
		14,207
	Delaware — 0.1%
1,525	Delaware State Housing Authority, Single Family Mortgage, Series A-1, Rev., AMBAC, 5.17%, 07/01/09	1,564
	District of Columbia — 1.3%
	District of Columbia,
11,840	COP, AMBAC, 5.25%, 01/01/13	12,791
1,000	Series A, GO, AMBAC, 5.38%, 06/01/07 (p)	1,033
2,895	District of Columbia Tobacco Settlement Financing Corp, Asset Backed Bonds, Rev., 5.20%, 05/15/08	2,921
1,690	Metropolitan Transportation Authority Series B, Rev., FGIC, 5.25%, 10/01/13	1,814
		18,559
	Florida — 7.5%
2,720	Broward County Airport, Series L, Rev., AMBAC, 5.00%, 10/01/18	2,897
2,440	Broward County Resource Recovery, Wheelabrotor, Series A, Rev., 5.00%, 12/01/07	2,476
5,265	Capital Projects Finance Authority, Capital Projects Loan Program Series F-1, Rev., MBIA, 5.50%, 08/01/11	5,665
4,000	Collier County School Board COP, FSA, 5.25%, 02/15/21	4,456
1,000	Escambia County Health Facilities Authority, Ascension Health Credit Series A, Rev., 5.00%, 11/15/08	1,029
3,000	Escambia County Housing Finance Authority, Single Family Mortgage, Rev., GNMA/FNMA/FHLMC/FHA/VA GTD, 4.80%, 04/01/15	3,025
385	Florida Housing Finance Corp, Homeowner Mortgage Series 2, Rev., AMT, MBIA, 4.75%, 06/01/07	385
7,605	Florida State Department of Environmental Protection, Preservation Series A, Rev., FSA, 5.50%, 07/01/12	8,325
	Fort Pierce Utilities Authority
3,685	Rev., AMBAC, 5.00%, 10/01/12	3,952
6,970	Rev., AMBAC, 5.00%, 10/01/13	7,492
3,000	Highlands County Health Facilities Authority Series I, Rev., Adj., 5.00%, 11/15/29	3,089
	Highlands County Health Facilities Authority, Adventist Health,
2,500	Rev., Adj., 3.95%, 11/15/32	2,464
1,000	Series A, Rev., Adj., 5.00%, 11/15/15	1,054
5,000	Hillsborough County Aviation Authority, Hillsborough Airport, Rev., MBIA, 5.50%, 10/01/13	5,435
7,890	Hillsborough County Aviation Authority, Tampa International Airport Series A, Rev., MBIA, 5.38%, 10/01/13	8,512

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   33

JPMorgan Municipal Income Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Florida — Continued
2,000	Hillsborough County Housing Finance Authority, Rev., GNMA/FNMA/FHLMC, 5.20%, 04/01/15	2,092
4,000	Lee County Housing Finance Authority, Multi-County Program, Series A, Rev., GNMA/FNMA, 6.33%, 03/01/15	4,368
	Lee County, Solid Waste System,
1,135	Rev., MBIA, 5.63%, 10/01/13	1,215
6,850	Series A, Rev., AMBAC, 5.00%, 10/01/16	7,187
3,000	Manatee County Housing Finance Authority, Single Family Program, Series A, Rev., GNMA/FNMA, 6.57%, 05/01/16	3,376
	Miami-Dade County,
3,000	Series B, Rev., CIFG, 5.00%, 10/01/15	3,203
4,215	Series D, Rev., MBIA, 5.25%, 10/01/13	4,530
1,465	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A, Rev., GNMA FNMA, 5.30%, 10/01/36	1,530
6,000	Miami-Dade County School Board Series A, COP, MBIA, 5.00%, 08/01/27	6,136
2,900	Miami-Dade County, Special Obligation, Sub-Series A, Rev., MBIA, Zero Coupon, 04/01/08	1,781
2,500	Miami Health Facilities Authority, Series A-1, Rev., Adj., AMBAC, 6.77%, 08/15/06	2,505
1,665	Orange County, Housing Finance Authority, Series B, Rev., AMT, GNMA/FNMA, 5.40%, 09/01/12	1,709
1,195	Palm Beach County North County Courthouse Projects, Rev., 5.00%, 12/01/12	1,282
2,500	Pinellas County Housing Finance Authority, Multi-County Program, Series B-1, Rev., GNMA/FNMA, 5.20%, 03/01/36	2,614
1,100	Pompano Beach, Water & Sewer, Rev., FGIC, 5.50%, 07/01/07 (p)	1,128
	Santa Rosa Bay Bridge Authority, Capital Appreciation,
1,320	Rev., ACA, MBIA, Zero Coupon, 07/01/08	1,233
1,625	Rev., ACA, MBIA, Zero Coupon, 07/01/09	1,460
1,535	Rev., ACA, CBI, MBIA-IBCC, Zero Coupon, 07/01/12	1,227
		108,832
	Georgia — 2.3%
2,000	City of Atlanta, Water & Wastewater, Rev., FSA, 5.00%, 11/01/14	2,122
5,000	De Kalb County Housing Authority, Friendly Hills Apartments, Series A, Rev., FHA, 7.05%, 01/01/08	5,272
1,000	Fulton County Building Authority, Capital Appreciation, Judicial Center Project, Rev., Zero Coupon, 01/01/10	887
1,765	Fulton County Housing Authority, Concorde Place Apartments Project, Series A, Rev., 6.30%, 07/01/08 (p)	1,842
11,000	Municipal Electric Authority of Georgia Project One-Sub, 2nd Series, Rev., Adj., AMBAC, 5.00%, 01/01/09	11,321
10,195	State of Georgia, Series B, 5.50%, 07/01/15	11,542
		32,986
	Hawaii — 0.5%
825	Hawaii Housing & Community Development Corp., Multi-Family Housing, Sunset Villas Rev., GNMA, 5.00%, 07/20/11	826
1,000	State of Hawaii, Airports, Rev., FSA, 6.90%, 07/01/12 (p)	1,106
5,000	State of Hawaii, Series DG, GO, AMBAC, 5.00%, 07/01/12	5,343
		7,275
	Idaho — 0.3%
	Idaho Housing & Finance Association,
1,600	Series A, Class III, Rev., 5.55%, 07/01/11	1,619
1,675	Series B, Class III, Rev., 5.00%, 01/01/15	1,703
	Idaho Housing & Finance Association, Single Family Mortgage
145	Series D, Rev., FHA, VA MTGS, 6.45%, 07/01/11	146
170	Series E-2, Rev., 5.95%, 01/01/07	173
325	Series H, Rev., FHA, VA MTGS, 6.05%, 01/01/07	332
310	Sub Series A, Rev., FHA, 5.35%, 01/01/08	313
		4,286
	Illinois — 6.3%
9,200	Centerpoint Intermodal Center Program Trust, Tax Allocation, Series F-3, Adj., 3.52%, 06/15/23	9,200
6,000	Chicago Housing Authority, Rev., FSA, 5.00%, 07/01/09	6,213
1,000	Chicago O’Hare International Airport, Second Lien Passenger Facilities, Series A, Rev., AMT, AMBAC, 5.50%, 01/01/09	1,037
5,000	Chicago Transit Authority, Federal Transit Administration, Series A, Rev., AMBAC, 5.25%, 06/01/13	5,438
	City of Chicago, City Colleges Capital Improvement,
3,000	GO, FGIC, 6.00%, 01/01/10	3,218

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Illinois — Continued
7,580	Series A, GO, FSA, 5.25%, 01/01/10	8,167
3,485	City of Chicago, Gas Supply, Series B, Rev., Adj., 4.75%, 07/01/09	3,563
100	City of Chicago, Midway Airport, Series A, Rev., AMT, FSA, 5.13%, 01/01/11	103
	City of Chicago, Single Family Mortgage,
2,350	Series B, Rev., Adj., GNMA/FNMA/FHLMC COLL, 6.00%, 04/01/12	2,458
4,000	Series C, Rev., GNMA/FNMA, 5.75%, 12/01/15	4,383
200	Series C, Rev., MBIA-IBCC, 7.00%, 09/01/10	205
6,000	Series E, Rev., GNMA/FNMA/FHLMC, 5.50%, 06/01/16	6,585
4,450	City of Chicago Heights, Series A, GO, FGIC, 5.65%, 12/01/08	4,632
2,936	City of Peru, Construction Freightways Corp. Project, Series B, Rev., 5.25%, 01/01/04 (d) (i)	198
11,625	Cook County, Series A, GO, AMBAC, 5.00%, 05/15/16	12,445
	Illinois Developmental Finance Authority, Multi-Family Housing,
3,430	Lincoln Place, Series A, Rev., GNMA, 6.50%, 07/20/10	3,802
4,465	Series A, Rev., GNMA, 6.60%, 07/20/10	4,955
1,500	Illinois Finance Authority, OSF Healthcare Systems, Rev., 5.25%, 11/15/23	1,570
80	Peoria, Moline & Freeport, Single Family Collateral Mortgage, Series A, Rev., GNMA COLL FHA/VA MTGS, 7.60%, 10/10/06	80
	State of Illinois,
2,800	GO, MBIA, 5.00%, 06/01/13	2,993
3,925	Rev., 5.00%, 06/15/14	4,196
	University of Illinois, Academic Facilities Projects,
2,985	Series A, AMBAC, 5.00%, 03/15/12	3,166
1,750	Series A, AMBAC, 5.00%, 03/15/13	1,870
		90,477
	Indiana — 1.5%
	City of Indianapolis, Multi-Family Housing, Turtle Creek, North Apartments,
315	Series A, Rev., GNMA, 3.40%, 12/20/09	308
550	Series A, Rev., GNMA, 4.15%, 12/20/09	541
700	Series A, Rev., GNMA, 4.38%, 12/20/09	687
1,000	Indiana Health Facility Financing Authority, Ascension Health, Rev., 5.50%, 11/15/09	1,051
	Indiana Housing & Community Development Authority,
5,000	Series B-2, Rev., GNMA/FNMA, 5.00%, 07/01/14	5,195
3,600	Series C-2, Rev., GNMA/FNMA, 5.00%, 01/01/15	3,727
	Indianapolis Local Public Improvement Bond Bank,
3,000	Rev., AMBAC, 5.25%, 01/01/14	3,232
4,050	Rev., MBIA, 5.00%, 01/01/16	4,339
2,000	Series A, FSA, 6.50%, 01/01/08	2,074
4,141	Town of Fremont, Consolidated Freightways Corp. Project, Rev., 5.25%, 05/01/04 (d) (i)	279
		21,433
	Kansas — 2.1%
2,055	Butter County Public Building Commission, Rev., MBIA, 4.50%, 10/01/15	2,110
1,905	City of Wichita, Hospital Facilities Improvement, Series XI, Rev., 6.75%, 11/15/09	2,072
1,025	Kansas Development Finance Authority, Multi-Family Housing, Lom Vista Apartments, Series O, Rev., GNMA COLL, 6.50%, 06/20/09	1,096
	Sedgwick & Shawnee Counties,
4,500	Series A, Rev., GNMA/FNMA, 5.40%, 12/01/15	4,774
1,955	Series A-3, Rev., GNMA/FNMA, 5.50%, 06/01/15	2,069
980	Series A-3, Rev., GNMA/FNMA, 5.65%, 06/01/15	1,063
1,515	Sedgwick & Shawnee Counties, Mortgage Backed Securities Program, Series A, Rev., Adj., GNMA/FNMA COLL, 6.05%, 06/01/13	1,603
	Sedwick & Shawnee Counties, Single Family Mortgage,
6,000	Series A, Rev., GNMA/FNMA/FHLMC, 5.45%, 06/01/16	6,417
3,000	Series A-6, Rev., GNMA/FNMA, 5.55%, 06/01/38	3,232
30	Shawnee County, Single Family Mortgage, Capital Appreciation, Rev., MBIA, FHA, Zero Coupon, 10/01/16	11
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
1,150	Series A, Rev., Adj., GNMA/FNMA, 5.25%, 06/01/12	1,169
2,125	Series A-4, Rev., Adj., GNMA/FNMA COLL, 5.65%, 06/01/12	2,131
2,425	Series B-3, Rev., Adj., GNMA/FNMA, 5.75%, 12/01/12	2,601
		30,348

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   35

JPMorgan Municipal Income Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Kentucky — 0.7%
10,475	Kentucky Economic Development Finance Authority, Norton Healthcare, Inc., Series B, Rev., MBIA, Zero Coupon, 10/01/06	10,442
170	Meade County, PCR, Olin Corp. Project, Rev., 6.00%, 07/01/07 (i)	170
		10,612
	Louisiana — 4.0%
	Calcasieu Parish Public Transportation Authority,
575	Series A, Rev., GNMA/FNMA, 5.55%, 04/01/08	592
380	Series B, Rev., GNMA/FNMA, 5.00%, 04/01/13	388
3,095	City of Shreveport, Series A, GO, FGIC, 6.00%, 05/01/09	3,275
	Jefferson Parish Home Mortgage Authority, Single Family Mortgage,
1,005	Series B-1, Rev., Adj., GNMA/FNMA COLL, 6.65%, 06/01/11	1,047
5,290	Series C, Rev., GNMA/FNMA, 4.50%, 12/01/13	5,138
445	Series C-1, Rev., GNMA/FNMA, 7.00%, 06/01/10	448
1,915	Jefferson Parish School Board, Rev., FSA, Zero Coupon, 09/01/08	1,768
	Lafayette Public Power Authority,
7,970	Series A, Rev., AMBAC, 5.00%, 11/01/10	8,317
2,655	Series B, Rev., AMBAC, 5.00%, 11/01/10	2,771
	Louisiana Energy & Power Authority,
4,460	Rev., FSA, 5.75%, 01/01/11	4,812
4,320	Rev., FSA, 5.75%, 01/01/12	4,725
2,290	Rev., FSA, 5.75%, 01/01/13	2,536
	Louisiana Housing Finance Agency, Single Family Access Program,
80	Series B, Rev., GNMA/FNMA COLL, 8.00%, 03/01/25	81
730	Series D-2, Rev., AMT, GNMA/FNMA, 7.05%, 06/01/10	750
	Louisiana Local Government Environmental Facilities & Community Development Authority, Livingston Parish Road Project,
1,805	Rev., 5.00%, 03/01/15	1,948
3,040	Rev., AMBAC, 5.00%, 03/01/16	3,290
	Louisiana Public Facilities Authority, Franciscan Missionaries,
915	Series A, Rev., FSA, 5.50%, 07/01/08	942
5,000	Series A, Rev., FSA, 5.75%, 07/01/18	5,702
45	Louisiana Public Facilities Authority, Single Family Mortgage, Series B, Rev., GNMA/FNMA, 5.75%, 08/01/07	46
1,000	Louisiana Stadium & Exposition District, Hotel Occupancy Tax & Stadium, Series B, Rev., FGIC, 5.25%, 07/01/09 (p)	1,062
	Louisiana State Military Department, Custody Receipts,
1,470	Rev., 5.00%, 08/01/13	1,535
1,000	Rev., 5.00%, 08/01/15	1,047
	St. Tammany Parish Hospital Service District No. 2,
540	Series B, GO, RADIAN, 5.25%, 03/01/11	568
515	Series B, GO, RADIAN, 5.25%, 03/01/12	546
475	St. Tammany Parish Public Trust Financing Authority, Christwood Project, Rev., 5.70%, 11/15/08 (i)	485
	Tangipahoa Parish Hospital Service District No. 1, North Oaks Medical Center Project,
2,000	Series A, Rev., 5.38%, 02/01/14	2,148
1,190	Series A, Rev., 5.38%, 02/01/16	1,273
		57,240
	Maryland — 1.4%
640	Baltimore County, Multi-Family Housing, Compound Interest, Series A, Rev., FHA, Zero Coupon, 09/01/07	244
2,000	City of Baltimore, Port Facilities, Rev., Adj., 6.50%, 09/25/06	2,077
2,000	Maryland State Economic Development Corp., University of Maryland College Park Projects, Rev., CIFG, 5.00%, 06/01/16	2,145
3,760	Prince Georges County Housing Authority, Mortgage, Multi-Family Housing, Bristol Apartments Project, Rev., Adj., FNMA, 4.85%, 12/15/15	3,769
	Prince Georges County, Housing Authority Mortgage, Capital Appreciation, Foxglenn Apartments,
5,295	Series A, Rev., GNMA COLL, Zero Coupon, 09/25/06	2,172
235	Series A, Rev., AMT, Adj., GNMA/FNMA/FHLMC, 5.60%, 06/01/12	236
1,200	Rev., FNMA, 4.50%, 12/15/15	1,216
8,270	State of Maryland, State & Local Facilities, Capital Improvement, Series A, GO, 5.00%, 03/01/12	8,850
		20,709

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Massachusetts — 1.8%
	Commonwealth of Massachusetts,
8,450	Series C, GO, MBIA-IBCC, 5.50%, 11/01/17	9,642
3,920	Series D, GO, MBIA, 5.38%, 08/01/12 (p)	4,267
5,000	Series D, GO, 5.50%, 08/01/17	5,662
1,795	Massachusetts Educational Financing Authority, Educational Loan, Series E, Rev., AMBAC, 4.60%, 01/01/10	1,805
70	Massachusetts Housing Finance Agency, Single Family Housing, Series 21, Rev., Adj., 7.13%, 10/10/06	70
1,210	Massachusetts Industrial Finance Agency, University Commons Nursing, Series A, Rev., FHA, 6.55%, 02/01/08	1,305
	New Bedford Housing Authority, Capital Funding Program,
675	Series A, Rev., 3.40%, 10/01/11	663
700	Series A, Rev., 3.60%, 10/01/12	695
725	Series A, Rev., 3.75%, 10/01/13	723
750	Series A, Rev., 3.90%, 10/01/14	753
		25,585
	Michigan — 2.2%
5,000	Michigan State Hospital Finance Authority, Oakwood Obligated Group, Rev., 5.50%, 11/01/17	5,412
4,000	Michigan State Housing Development Authority, Rev., 5.00%, 12/01/15	4,105
6,000	Michigan State Housing Development Authority, Multi-Family Housing, Benton Harbor Project, Rev., Adj., LOC: Fifth Third Bank, 4.35%, 07/01/07	6,008
1,575	Michigan State Hospital Finance Authority, Ascension Health Credit, Series A, Rev., MBIA, 5.50%, 11/15/09	1,675
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.13%, 07/01/14	2,599
4,500	State of Michigan, Michigan Trunk Line, Rev., FSA, 5.25%, 11/01/17	5,034
5,430	Tangipahoa Parish Hospital Service District No. 1, Series A, Rev., FSA, 5.00%, 07/01/16	5,868
1,450	Western Michigan University, Rev., FGIC, 5.13%, 11/15/07	1,470
		32,171
	Minnesota — 0.2%
572	Blaine IDR, Consolidated Freightways Corp. Project, Rev., 5.15%, 01/01/04 (d) (i)	39
26	City of Minneapolis, Residual Interest, Convention Capital Appreciation Mortgage, Rev., 7.00%, 10/01/06	26
1,625	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project Rev., 6.10%, 09/01/09	1,652
1,295	Minnesota Housing Finance Agency, Single Family Mortgage, Series A, Rev., GO OF AGY, 5.75%, 07/01/09	1,301
		3,018
	Mississippi — 0.5%
6,400	Mississippi Higher Education Assistance Corp., Student Loan, Series B-3, Rev., GTD STD LNS, 5.45%, 03/01/10	6,633
	Missouri — 1.4%
915	Cameron IDA, Cameron Community Hospital, Rev., ACA, 6.25%, 12/01/10	988
2,570	Kansas City, Streetlight Project, Series B, GO, 5.13%, 02/01/07	2,609
2,725	Missouri Housing Development Commission, Series D, Rev., GNMA, 6.00%, 03/01/15	2,949
4,080	Missouri Housing Development Commission, Home Ownership Loan Program, Series B, Rev., FNMA/FNMA, 5.80%, 09/01/14	4,367
	Missouri Housing Development Commission, Single Family Homeowner Mortgage,
230	Series B-1, Rev., GNMA/FNMA COLL, 6.15%, 03/01/10	233
290	Series B-1, Rev., AMT, MBIA-IBCC, 7.45%, 03/01/10	295
5,000	Springfield School District No R-12, GO, FSA, 5.25%, 03/01/16	5,453
2,995	St. Louis County Housing Authority, Oakmont Hathaway & Brighton, Series A, Rev., LIQ: FNMA, 4.55%, 05/01/31	3,062
		19,956
	Montana — 0.5%
	Montana Board of Housing, Single Family Mortgage,
5,000	Series A, Rev., 5.25%, 06/01/15	5,279
1,220	Series B-2, AMT, Rev., 6.00%, 06/01/10	1,224
		6,503

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   37

JPMorgan Municipal Income Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Nebraska — 1.3%
3,000	Lancaster County, IDR, Archer-Daniels-Midland Co. Project, Rev., 5.90%, 11/01/07	3,036
	Nebraska Investment Finance Authority,
3,275	Series C, Rev., 5.50%, 03/01/15	3,472
6,040	Series C, Rev., GNMA/FNMA/FHLMC, 5.25%, 03/01/15	6,209
5,000	Nebraska Public Power District, Series ROLS-RR-II-R-209, Rev., Adj., MBIA, 6.97%, 01/01/08	5,294
		18,011
	Nevada — 0.9%
3,000	Director of the State of Nevada Department Business & Industry, Waste Management, Inc. Project, Rev., Adj., 3.30%, 10/01/14	2,971
1,860	Las Vegas Special Improvement District No. 707, Special Assessment, Series A, FSA, 5.40%, 06/01/08	1,942
1,350	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A-1, Rev., AMT, FNMA COLL, 5.45%, 10/01/10	1,389
	Nevada Housing Division, Single Family Mortgage,
160	Series A-1, Rev., 5.20%, 04/01/08	160
30	Series B-1, Rev., AMT, 6.00%, 04/01/07	30
20	Series C, Rev., FHA/VA/PRIV MTGS, 6.60%, 10/10/06	20
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.00%, 01/01/16	5,832
		12,344
	New Jersey — 3.5%
2,310	Casino Reinvestment Development Authority, New Jersey Hotel Room Fee, Rev., AMBAC, 5.00%, 01/01/15	2,493
	New Jersey EDA, School Facilities Construction,
1,500	Series O, Rev., 5.00%, 03/01/12	1,592
3,000	Series O, Rev., 5.25%, 03/01/14	3,272
	New Jersey Health Care Facilities Financing Authority, Shore Memorial Health Care Systems,
1,295	Rev., RADIAN, 5.00%, 07/01/10	1,349
1,355	Rev., RADIAN, 5.00%, 07/01/11	1,424
3,000	New Jersey EDA, School Facilities Constructions, Series P, Rev., 5.25%, 09/01/15	3,283
5,000	New Jersey State Highway Authority, Senior Parkway, Rev., GO OF AUTH, FGIC, 5.50%, 01/01/13 (p)	5,510
7,500	New Jersey Transportation Trust Fund Authority, Series II-R-149, Rev., Adj., AMBAC, 6.98%, 12/15/08	8,045
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
5,000	Series A, Rev., 5.25%, 12/15/20	5,571
2,000	Series A, Rev., 5.50%, 12/15/21	2,289
5,000	Series A, Rev., AMBAC, 5.50%, 12/15/15	5,631
8,690	Series B, Rev., AMBAC, 5.25%, 12/15/22	9,813
		50,272
	New Mexico — 1.1%
	New Mexico Educational Assistance Foundation, Student Loan Program,
985	1st Sub. Series A-2, Rev., GTD STD LNS, 6.20%, 11/01/06	987
590	1st Sub. Series A-2, Rev., GTD STD LNS, 6.30%, 11/01/06	592
3,935	New Mexico Mortgage Finance Authority, Series D-1, Rev., AMT, GNMA/FMNA/FHLMC, 5.85%, 07/01/15	4,269
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
170	Series A-2, AMT, Rev., GNMA/FNMA/FHLMC COLL, 6.05%, 07/01/07	173
3,500	Series A-2, Rev., GNMA/FNMA/FHLMC, 6.05%, 07/01/07	3,833
5,145	Series C-2, AMT, Rev., FNMA/GNMA, 4.70%, 09/01/12	5,190
1,050	Series E-2, AMT, Rev., GNMA/FNMA/FHLMC COLL, 6.80%, 09/01/09	1,082
		16,126
	New York — 7.2%
5,960	Hempstead IDA, Rev., Adj., LIQ: Lehman Brothers, 3.75%, 09/13/06	5,960
1,095	Hempstead IDA, Adelphi University Civic Facilities, Rev., 5.25%, 02/01/09	1,140
	Islip Resource Recovery Agency, 1985 Facility,
1,000	Series F, Rev., FSA, 5.00%, 07/01/12	1,049
2,140	Series F, Rev., FSA, 5.00%, 07/01/13	2,247
1,000	Metropolitan Transportation Authority, Tax Notes, Series C, Rev., 5.25%, 11/15/14	1,096
1,365	Monroe County, Airport Authority, Greater Rochester International, Rev., MBIA, 5.25%, 01/01/12	1,450
	New York City,
2,000	Series A, GO, 5.25%, 08/01/07	2,047
5,000	Series C, GO, 5.50%, 02/01/13	5,467

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	New York — Continued
7,500	Series D, GO, 5.00%, 11/01/14	7,869
5,270	Series G, GO, 5.00%, 08/01/13	5,637
5,000	Series G, GO, 5.00%, 08/01/14	5,371
4,000	Series G, GO, 5.25%, 08/01/15	4,320
5,000	New York City Transitional Finance Authority, Future Tax Secondary, Series B, Rev., Adj., 5.25%, 02/01/11	5,304
	New York City, Unrefunded Balance,
1,000	Series B, GO, 5.25%, 08/01/07	1,022
2,085	Series C, GO, XLCA-ICR, 5.50%, 11/15/07	2,149
2,000	New York Municipal Bond Bank Agency, Series C, Rev., 5.00%, 06/01/13	2,086
1,295	New York State Dormitory Authority, Series B, Rev., Adj., 5.25%, 05/15/12	1,385
	New York State Dormitory Authority, Court Facilities Lease,
6,220	Series B, Rev., 5.25%, 05/15/12	6,656
10,010	Rev., Series A, AMBAC, 5.50%, 05/15/20	11,547
	New York State Dormitory Authority, Jewish Board of Family & Children,
1,100	Rev., AMBAC, 5.00%, 07/01/11	1,163
1,150	Rev., AMBAC, 5.00%, 07/01/12	1,225
5,000	New York State Thruway Authority, Series B, Rev., FGIC, 5.00%, 10/01/15	5,417
	Port Authority of New York & New Jersey,
4,000	Rev., CONS-131, CIFG, TCRS, 5.00%, 06/15/13	4,249
1,900	Rev., CONS-110, 5.10%, 07/01/10	1,936
	Tobacco Settlement Financing Authority, Asset Backed,
4,000	Series A-1, Rev., 5.00%, 06/01/12	4,250
1,450	Series A-1, Rev., 5.50%, 06/01/16	1,537
1,675	Series B-1, Rev., XLCA-ICR, 4.00%, 06/01/12	1,699
8,000	Series B-1C, Rev., 5.50%, 06/01/16	8,571
		103,849
	North Carolina — 0.7%
765	Asheville Housing Authority, Multi-Family Housing, Battery Park Apartments, Series A, Rev., GNMA COLL, 3.90%, 08/20/14	745
5,500	North Carolina Eastern Municipal Power Agency, Rev., AMBAC, 5.00%, 01/01/16	5,960
	North Carolina Housing Finance Agency, Home Ownership,
335	Series 8-A, Rev., AMT, 5.95%, 01/01/10	336
3,000	Series 23-A, Rev., Adj., 5.00%, 07/01/15	3,112
		10,153
	North Dakota — 0.0% (g)
330	North Dakota State Housing Finance Agency, Housing Finance Program, Series A, Rev., 6.00%, 01/01/17	337
	Ohio — 3.4%
6,000	City of Akron, Akron Municipal Baseball Stadium Project, COP, 6.90%, 12/01/06 (p)	6,167
2,750	City of Cleveland, Public Power Systems, First Mortgage, Series 1, Rev., MBIA, 5.13%, 11/15/06 (p)	2,812
1,175	Cleveland-Cuyahoga County Port Authority, Cleveland City Project, Series B, Rev., 4.50%, 05/15/14	1,175
1,610	Cleveland-Cuyahoga County, Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	1,631
	Cleveland-Cuyahoga County, Port Authority, Port Cleveland Bond Fund,
580	Series 1, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	619
1,055	Series A, Rev., 6.20%, 05/15/12	1,127
1,840	Series C, Rev., 5.25%, 05/15/12	1,874
855	Cleveland-Cuyahoga County, Port Development C & P Docks Project, Series 1, Rev., 6.00%, 03/01/07 (p)	863
1,885	Cleveland-Cuyahoga County Port Authority, Port Development of Cleveland, Series A, Rev, 5.38%, 05/15/08	1,906
	Cuyahoga County, Multi-Family Housing, Carter Manor,
300	Rev., GNMA, 3.25%, 09/20/09	297
550	Rev., GNMA, 4.00%, 09/20/14	537
	Dublin City School District, Capital Appreciation,
2,885	GO, FGIC, Zero Coupon, 12/01/13	2,155
3,580	GO, FGIC, Zero Coupon, 12/01/14	2,563
1,000	Franklin County, Online Computer Library Center, Rev., 5.00%, 04/15/09	1,027
1,065	Lucas County, Swan Creek Apartments Project, Series A, Rev., GNMA COLL, 5.95%, 12/20/10	1,124
2,500	Montgomery County, Care Facilities, Mary Scott Project, Series A, Rev., GNMA COLL, 6.55%, 09/20/11	2,790
1,000	Ohio Air Quality Development Authority, Cleveland Pollution Control, Series B, Rev., Adj., 3.75%, 10/01/08	993
	Ohio Housing Finance Agency, Residential Mortgage,
260	Series B, Rev., GNMA COLL, 4.65%, 09/01/08	261

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   39

JPMorgan Municipal Income Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Ohio — Continued
2,115	Series C, Rev., GNMA COLL, 4.63%, 01/01/11	2,121
	RiverSouth Authority, Area Redevelopment,
2,430	Series A, Rev., 5.00%, 12/01/15	2,622
1,135	Series A, Rev., 5.25%, 12/01/15	1,252
965	State of Ohio, Mortgage, Rev., FHA, 6.20%, 08/01/06	986
4,000	State of Ohio, Water Development Authority, Solid Waste Management, Rev., Adj., 4.85%, 11/01/07	4,028
	Summit County, Port Authority, Eastland Woods Project,
230	Series A, Rev., FHA, 3.25%, 06/20/14	226
425	Series A, Rev., FHA, 4.00%, 06/20/14	414
580	Series A, Rev., FHA, 4.35%, 06/20/14	566
1,020	Series A, Rev., FHA, 4.75%, 06/20/14	1,022
	Toledo Lucas County Port Authority Development, Northwest Ohio Bond Fund,
695	Series C, AMT, Rev., 6.00%, 05/15/11	721
800	Series E, Rev., 6.10%, 11/15/10	842
280	Series F, Rev., 6.00%, 11/15/07	282
	Toledo Lucas County Port Authority Development, Northwest Ohio Bond Fund, Oracle,
1,590	Series C, Rev., 5.35%, 11/15/12	1,639
490	Series C, Rev., AMT, 4.35%, 11/15/07	492
500	Upper Arlington City School District, GO, FSA, 5.00%, 06/01/15	532
1,710	Upper Arlington City School District, Capital Appreciation, GO, FSA, Zero Coupon, 12/01/14	1,223
		48,889
	Oklahoma — 1.0%
2,000	Enid Municipal Authority, Sales Tax and Utility, Rev., AMBAC, 4.50%, 02/01/19	2,037
1,095	Oklahoma County Home Finance Authority, Canadian County Home Finance Authority, Single Family Mortgage, Series A, Rev., Adj., GNMA COLL, 6.70%, 09/01/10	1,108
	Oklahoma County Home Finance Authority, Mortgage Backed Securities,
5,000	Series A, Rev., GNMA/FNMA/FHLMC, 5.40%, 04/01/16	5,291
2,500	Series A-2, Rev., GNMA, 5.70%, 04/01/15	2,661
2,110	Oklahoma Housing Finance Agency, Single Family Mortgage, Series D, Rev., GNMA/FNMA, 5.95%, 03/01/15	2,279
1,250	Tulsa Airports Improvement Trust, Series A, Rev., FGIC, 6.00%, 06/01/20	1,429
		14,805
	Oregon — 1.3%
1,720	Keizer Urban Renewal Agency, North River Economic, Tax Allocation, Series A, 5.00%, 12/01/12 (p)	1,772
2,555	Oregon State Facilities Authority, Cascadian Terrace Apartments, Series A, Rev., LOC: Bank of the West, 5.10%, 05/01/13	2,634
4,000	Oregon State Housing & Community Services Department, Single Family Mortgage Program, Series B, Rev., 5.63%, 07/01/15	4,260
1,890	Oregon State, Department of Administrative Services, Education Project, Series A, Rev., FSA, 5.25%, 04/01/19	1,980
2,485	Port of Portland, Portland International Airport, Series D, Rev., AMT, FGIC, 5.50%, 07/01/11	2,665
5,410	Washington Multnomah & Yamill Counties School District No. 1J, Series 171, Adj., GO, MBIA, 6.26%, 06/01/12	6,051
		19,362
	Other Territory — 1.9%
	Multifamily Housing Revenue, Bond Pass Through Certificates,
2,495	Series 7, Rev., Adj., 5.85%, 06/01/12	2,556
1,410	Series 2000-2, Rev., Adj., 6.00%, 12/01/10	1,443
2,870	Series 2000-3, Rev., Adj., 6.00%, 12/01/10	2,936
1,810	Series 2000-4, Rev., Adj., 6.00%, 12/01/10	1,852
1,500	Multifamily Housing Revenue, Bond Pass Through Certificates, Grand Reserve Apartments of Texas, Series 8, Rev., Adj., 5.95%, 12/01/12	1,539
2,420	Multifamily Housing Revenue, Bond Pass Through Certificates, Lakewood Jefferson County, Series 6, Rev., 5.75%, 12/01/11	2,518
1,960	Multifamily Housing Revenue, Bond Pass Through Certificates, Manzano Mesa Apartments Series 2, Rev., Adj., 5.95%, 12/01/11	2,008

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Other Territory — Continued
2,035	Multifamily Housing Revenue, Bond Pass Through Certificates, North Oak Crossing, Series 11, Rev., Adj., 5.75%, 12/01/11	2,083
1,490	Multifamily Housing Revenue, Bond Pass Through Certificates, Stonecrest-Dekalb County, Series 8, Rev., 5.90%, 12/01/11	1,529
3,205	Multifamily Housing Revenue, Bond Pass Through Certificates, Town Center Villas, Series 12, Adj., 5.80%, 12/01/11	3,296
1,645	Multifamily Housing Revenue, Bond Pass Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., 5.85%, 06/01/11	1,687
2,570	Multifamily Housing Revenue, Bond Pass Through Certificates, Western Groves Apartments of Arizona, Series 4, Rev., Adj., 5.80%, 12/01/11	2,623
1,925	Multifamily Housing Revenue, Bond Pass Through Certificates, Woodward Gables, Series 16, Rev., 5.60%, 12/01/11	1,952
		28,022
	Pennsylvania — 3.2%
8,990	Allegheny County, Series C-57, GO, FGIC, 5.00%, 11/01/14	9,527
3,125	Allegheny County, Pittsburgh International Airport, Series A, Rev., MBIA, 5.75%, 01/01/11	3,352
2,000	Allegheny County Residential Finance Authority, Single Family Mortgage, Rev., GNMA/FNMA, 5.75%, 05/01/16	2,140
1,700	City of Philadelphia, Series A, GO, XLCA, 5.00%, 02/15/12	1,805
	Commonwealth of Pennsylvania,
5,000	GO, 5.00%, 10/01/12	5,361
6,000	GO, FSA, 5.38%, 07/01/18	6,814
5,000	GO, MBIA, 5.00%, 01/01/13	5,300
6,925	Harrisburg Authority, Series D-2, Rev., Adj., FSA, 5.00%, 12/01/33	7,376
840	Pennsylvania State Housing Finance Agency, Single Family Mortgage, Series 64, Rev., AMT, Zero Coupon, 10/01/08	768
2,500	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Health Services, Series A, Rev., MBIA, 5.70%, 11/15/11	2,713
330	Philadelphia Authority for Industrial Development, Senior Living Arbor House Project, Series E, Rev., 4.70%, 07/01/13	328
285	Philadelphia Authority for Industrial Development, Senior Living Rieder House Project, Series A, Rev., 4.70%, 07/01/13	284
270	Philadelphia Authority for Industrial Development, Senior Living, Saligman House Project, Series C, Rev., 4.70%, 07/01/13	269
		46,037
	Puerto Rico — 0.4%
3,460	Children’s Trust Fund, Tobacco Settlement, Series 149, Rev., Adj., 7.76%, 07/01/08 (p)	3,954
2,000	Commonwealth of Puerto Rico, Public Improvement, Series C, GO, Adj., 5.00%, 07/01/18	2,035
		5,989
	South Carolina — 1.0%
2,560	City of Columbia, Tourism, COP, AMBAC, 5.25%, 06/01/13	2,751
1,050	Laurens County School District No. 055, Rev., 5.25%, 12/01/15	1,102
1,745	Piedmont Municipal Power Agency, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/19	2,170
4,000	South Carolina Jobs EDA, Republic Services, Inc. Project., Rev., Adj., 3.25%, 09/07/06	3,975
3,735	South Carolina Jobs EDA, Tuomey, Rev., CIFG, 5.00%, 05/01/16	3,983
190	South Carolina Resource Authority, Local Government, Series A, Rev., 7.25%, 10/10/06	190
		14,171
	South Dakota — 0.2%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
1,550	Series D, Rev., 4.80%, 05/01/11	1,605
1,950	Series D, Rev., 4.90%, 10/01/11	2,029
		3,634
	Tennessee — 2.8%
720	Bristol, Industrial Development Board, Multi-Family Housing, Shelby Heights Apartments Project, Rev., GO, FSA, 6.10%, 03/01/07	733
5,350	City of Memphis Electric System, Series A, Rev., MBIA, 5.00%, 12/01/13	5,730
3,425	Knox County, Health Educational & Housing Facilities Board, Multi-Family Housing, Eastowne Village Project, Rev., Adj., LIQ: FNMA, 4.90%, 06/01/31	3,462
5,795	Shelby County Health Educational & Housing Facilities Board, Baptist Memorial Healthcare, Rev., Adj., 5.00%, 10/01/08	5,922

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   41

JPMorgan Municipal Income Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Tennessee — Continued
	Tennessee Energy Acquisition Corp.,
10,000	Rev., 5.25%, 09/01/21	11,077
3,000	Series 06-2, Rev., 5.00%, 09/01/09	3,103
	Tennessee Housing Development Agency, Home Ownership Program,
4,835	Series 3-A, Rev., 5.13%, 07/01/34	4,991
3,500	Series 06-2, Rev., 5.75%, 01/01/37	3,761
1,750	Tennessee Housing Development Agency, Single Family Housing, Homeownership Program 3, Series 3, Rev., AMT, 5.30%, 07/01/10	1,807
		40,586
	Texas — 7.5%
	Arlington Housing Finance Corp., Single Family, Mortgage,
570	Rev., Adj., 6.40%, 06/01/27	576
890	Rev., Adj., 6.40%, 06/01/34	900
1,195	Rev., Adj., GNMA/FNMA, 6.40%, 05/01/12	1,200
4,000	Brazos River Harbor Navigation District, Dow Chemical Co. Project, Series A-4, Rev., AMT, Adj., 5.20%, 05/15/33	4,079
5,000	Central Texas Housing Finance Corp., Single Family Housing, Mortgage-Backed Securities Program, Rev., Adj., GNMA/FNMA, 4.70%, 08/01/16	5,264
3,000	City of Austin, Airport System, Prior Lien, Rev., MBIA, 5.25%, 11/15/13	3,235
4,465	City of Dallas, GO, 5.00%, 02/15/14	4,727
3,000	City of San Antonio, Hotel Occupancy, Sub Lien, Series B, Rev., Adj., AMBAC, 5.00%, 08/15/34	3,069
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Rev., XLCA, 5.00%, 11/01/10	3,100
4,000	El Paso, Independent School District, Capital Appreciation, GO, PSF-GTD, Zero Coupon, 08/15/08	2,976
175	Galveston Property Finance Authority, Single Family Mortgage, Series A, Rev., 8.50%, 10/10/06	178
3,000	Grapevine-Colleyville Independent School District, GO, PSF-GTD, 8.25%, 06/15/08	3,235
5,840	Harris County Flood Control District, GO, 5.25%, 10/01/14	6,357
4,885	Harris County, Hospital District, Rev., MBIA, 5.75%, 08/15/10	5,231
8,295	Harris County, Houston Sports Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 11/15/08	5,920
735	Houston Housing Finance Corp., Sterlingshire Apartments, Series A-2, Rev., 4.25%, 11/01/12	712
5,000	Houston Independent School District, Series A, GO, PSF-GTD, 5.25%, 02/15/17	5,466
	Keller Independent School District, Capital Appreciation,
1,880	GO, PSF-GTD, Zero Coupon, 08/15/09	1,684
1,750	GO, PSF-GTD, Zero Coupon, 08/15/10	1,507
5,490	Little Elm Independent School District, Capital Appreciation, Zero Coupon, PSF-GTD, 08/15/12	1,308
3,000	Lower Colorado River Authority, LCRA Transmission Service, Rev., FSA, 5.25%, 05/15/12	3,205
3,500	Nortex Single Family Housing Finance Corp., Class A, Rev., GNMA/FNMA/FHLMC, 5.50%, 01/01/16	3,756
2,000	Northside Independent School District, Series C, GO, Adj., PSF-GTD, 4.10%, 12/01/06	2,019
4,000	State of Texas, Series B1 & B2, GO, Adj., 8.62%, 09/30/11	4,884
	Tarrant County, Housing Finance Corp., Single Family Mortgage,
570	Rev., Adj., GNMA/FNMA, 5.70%, 10/01/06	578
1,620	Rev., Adj., GNMA/FNMA, 5.70%, 06/01/12	1,634
2,500	Texas Department of Housing & Community Affairs, Series D, Rev., AMT, 4.40%, 03/01/16	2,510
6,000	Texas State Affordable Housing Corp., Professional Educators Home, Rev., Adj., GNMA/FNMA/FHLMC, 4.60%, 09/01/15	6,299
570	Texas State Affordable Housing Corp., Single Family Mortgage, Series 2002-1, Rev., Adj., GNMA/FNMA, 7.10%, 03/01/12	578
1,735	Texas State Affordable Housing Corp., Teachers Home Loan Program, Rev., Adj., GNMA/FNMA COLL, 6.20%, 09/01/12	1,784
8,540	Texas State Finance Authority, Building & Procurement Projects, Series A, Rev., AMBAC, 5.00%, 02/01/14	9,195
5,000	Travis County Housing Finance Corp., Series A, Rev., Adj., AMT, GNMA/FNMA, 4.70%, 03/01/16	5,255
	Tyler Health Facilities Development Corp., East Texas Medical Center,
3,000	Series A, Rev., 5.50%, 11/01/21	3,243
1,945	Series D, Rev., Adj., FSA, 5.38%, 02/16/09	2,042
		107,706

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long Term Investments — Continued
	Utah — 0.7%
5,000	State of Utah, Series A, GO, 5.00%, 07/01/12	5,360
750	Utah State Housing Corp., Single Family Mortgage, Series G, Class I, Rev., 3.10%, 07/01/08	741
	Utah State Housing Finance Agency, Single Family Mortgage,
695	Series D-2, Rev., FHA, 5.35%, 07/01/18	710
60	Series F, Class II, 6.30%, 07/01/09	61
3,000	Utah Transit Authority, Sales Tax, Series A, Rev., FSA, 5.00%, 12/15/12	3,177
		10,049
	Virginia — 0.7%
2,425	Chesapeake Hospital Authority, Series A, Rev., 5.00%, 07/01/08	2,474
	Suffolk Redevelopment & Housing Authority, Multi-Family Housing, Oxford Apartments Project,
3,690	Rev., 6.10%, 10/01/08 (i)	3,737
3,500	Rev., 6.25%, 10/01/08 (i)	3,547
		9,758
	Washington — 3.5%
2,000	Chelan Public Utilities District No. 1, Chelan Hydro, Series D, Rev., MBIA, 6.35%, 07/01/07	2,081
5,000	City of Seattle, Light & Power, Rev., FSA, 5.00%, 08/01/14	5,358
3,000	Energy Northwest Electric, Project No.1, Series A, Rev., FSA, 5.50%, 07/01/11	3,261
10,675	Energy Northwest Electric, Project No.3, Series B, Rev., MBIA, 5.50%, 07/01/10	11,285
	Grant County Public Utility District No. 2, Priest Rapids,
1,960	Rev., FGIC, 5.25%, 01/01/15	2,071
2,530	Series A, Rev., FGIC, 5.00%, 01/01/16	2,707
1,650	Klickitat County Public Utility District No. 1, Series B, Rev., AMBAC, 5.25%, 12/01/11 (p)	1,776
	Quinault Indian Nation, Quinault Beach,
5,290	Series A, Rev., ACA, 5.80%, 12/01/09	5,512
1,700	Series A, Rev., ACA, 5.85%, 10/01/06	1,702
2,315	Washington Housing Finance Commission, Mortgage-Backed Securities Program, Rev., GNMA COLL, 7.00%, 01/01/11	2,528
2,500	Washington Public Power Supply System, Rev., Adj., FSA, 9.24%, 07/01/11	2,924
1,720	Washington Public Power Supply System, Nuclear Project No. 1, Series B, Rev., MBIA, 5.13%, 07/01/16	1,772
	Washington Public Power Supply System, Nuclear Project No. 2,
2,500	Series A, Rev., 5.00%, 07/01/12	2,602
4,500	Series A, Rev., 6.30%, 07/01/12	5,098
		50,677
	Wisconsin — 1.4%
	Badger Tobacco Asset Securitization Corp.,
1,080	Rev., 6.00%, 06/01/12	1,142
1,465	Rev., 5.75%, 06/01/11	1,537
5,000	City of Kenosha, Series D, GO, AMBAC, Zero Coupon, 09/01/15	3,461
	State of Wisconsin
5,000	Rev., 4.78%, 05/01/29	5,054
8,610	Series A, GO, FGIC, 5.00%, 05/01/12	9,183
505	Wisconsin Housing & EDA, Home Ownership Series E, AMT, Rev., 5.75%, 07/01/10	511
		20,888
	Total Municipal Bonds (Cost $1,400,666)	1,413,355

SHARES
Short-Term Investments — 2.2%
	Investment Companies — 2.2%
436	BlackRock Investment Quality Municipal Fund	8,203
13,520	JPMorgan Tax Free Money Market Fund (b) (m)	13,520
776	Nuveen Premium Income Municipal Fund	10,962
	Total Short-Term Investments (Cost $30,706)	32,685
	Total Investments — 100.1% (Cost $1,431,372)	1,446,040
	Liabilities in Excess of Other Assets — (0.1)%	(1,675)
	NET ASSETS — 100.0%	$1,444,365

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   43

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.0%
	Municipal Bonds — 98.0%
	California — 0.8%
1,500	State of California, GO, 5.00%, 03/01/16	1,594
	Colorado — 1.7%
2,350	Colorado Housing & Facilities Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	1,709
2,810	El Paso County, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	1,981
		3,690
	Florida — 0.5%
1,000	Miami-Dade County, Aviation, International Airport, Series B, Rev., AMT, XCLA, 5.00%, 10/01/15	1,055
	Hawaii — 0.8%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, MBIA, 5.25%, 07/01/16	1,616
	Illinois — 2.6%
2,000	Chicago Park District, Alternative Revenue Source, Series D, GO, FGIC, 5.00%, 01/01/16	2,127
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.00%, 11/01/16	1,607
1,500	University of Illinois, Academic Facilities Projects, Series A, COP, AMBAC, 5.00%, 03/15/16	1,609
		5,343
	Kansas — 0.8%
1,000	Kansas City, Single Family Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	720
1,390	Saline County, Single Family Mortgage Rev., Zero Coupon, 12/01/15 (p)	957
		1,677
	Louisiana — 0.5%
1,685	Jefferson Parish Home Mortgage Authority, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,075
	Missouri — 0.5%
1,000	Missouri State Health & Educational Facilities Authority, SSM Health Care, Series AA, Rev., MBIA, 6.40%, 06/01/10	1,094
	New York — 0.8%
1,500	New York City, Series E, GO, FSA, 5.00%, 11/01/14	1,611
	Ohio — 86.0%
1,000	Adams County, School District, Adams & Highland County, GO, MBIA, 5.45%, 12/01/06	1,021
1,000	City of Akron, Community Learning Centers, Series A, Rev., FGIC, 5.25%, 12/01/13	1,084
	City of Akron, Sanitation Sewer System,
1,030	Rev., FGIC, 5.38%, 12/01/13	1,138
1,070	Rev., FGIC, 5.50%, 12/01/12	1,179
1,000	Rev., MBIA, 5.65%, 12/01/06 (p)	1,015
1,000	Avon Lake City School District, GO, FGIC, 5.50%, 12/01/09 (p)	1,076
1,280	Belmont County, Improvement East Ohio Regional Hospital, Rev., ACA, 5.25%, 01/01/08	1,301
1,000	Bowling Green State University, Rev., FGIC, 5.75%, 06/01/10 (p)	1,083
1,095	Butler County Sewer System, Rev., FGIC, 5.25%, 12/01/09 (p)	1,160
1,250	Butler County Transportation Improvement District, Series A, Rev., FSA, 5.13%, 04/01/08 (p)	1,304
1,500	Cincinnati City School District, School Improvement, GO, MBIA, 5.38%, 12/01/11 (p)	1,623
815	City of Cincinnati, Series A, GO, 5.00%, 12/01/15	873
	City of Cleveland
1,015	GO, AMBAC, 5.25%, 12/01/14	1,103
1,000	GO, MBIA, 5.75%, 08/01/11	1,095
1,000	GO, FGIC, 5.60%, 12/01/10 (p)	1,086
1,220	Rev., AMBAC, 5.50%, 11/15/11	1,320
1,000	Rev., FSA, 5.00%, 09/15/14	1,080
1,370	Rev., FSA, 5.25%, 09/15/21	1,554
1,000	Series A, Rev., AMT, FSA, 5.13%, 01/01/08	1,023
1,280	Series A, Rev., FGIC, 5.00%, 11/15/15	1,395
1,000	Series A-1, Rev., FGIC, 5.00%, 11/15/20	1,073
2,000	City of Cleveland, Airport System, Series A, Rev., FSA, 5.25%, 01/01/10	2,102
	City of Cleveland, Capital Appreciation, First Mortgage,
2,000	Series A, Rev., MBIA, Zero Coupon, 11/15/09	1,777
3,000	Series A, Rev., MBIA, Zero Coupon, 11/15/11	2,467
5,250	City of Cleveland, Cleveland Stadium Project Rev., COP, AMBAC, Zero Coupon, 11/15/11	4,314
2,200	City of Cleveland, Waterworks, First Mortgage, Series G, Rev., MBIA, 5.50%, 01/01/13	2,331

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
714	City of Columbus, Clintonville II Street Light Assessment, GO, 4.40%, 09/01/15	720
1,000	City of Columbus, Police & Firemen Disability, GO, 5.00%, 07/15/08 (p)	1,036
1,495	City of Newark, Capital Appreciation, GO, FGIC, Zero Coupon, 12/01/11	1,226
	City of Reading, St. Mary’s Educational Institute,
1,160	Rev., RADIAN, 5.65%, 02/01/10	1,225
1,000	Rev., RADIAN, 5.70%, 02/01/10	1,056
890	City of Strongsville, GO, 6.70%, 12/01/06 (p)	915
110	City of Strongsville, Unrefunded Balance, GO, 6.70%, 12/01/06	113
1,355	City of Toledo, School District, School Facilities Improvement, GO, FSA SD CRED PROG, 5.00%, 12/01/12	1,455
1,000	City of Toledo, Sewer System, Rev., MBIA, 5.25%, 11/15/09	1,064
2,975	Clermont County Improvement Sewer District, Rev., AMBAC, 5.25%, 08/01/13	3,222
865	Cleveland-Cuyahoga County, Port Authority, Port Capital Improvement Project, Series A, Rev., 5.38%, 05/15/09	876
790	Cleveland-Cuyahoga County, Port Authority, Port Cleveland Bond Fund, Series A, Rev., LOC: Fifth Third Bank, 6.25%, 05/15/11	843
900	Cleveland-Cuyahoga County, Port Authority, Port Cleveland Bottle Supply, Series B, Rev., LOC: Fifth Third Bank North West Ohio, 6.50%, 11/15/11	967
2,500	Cuyahoga County Series A, Rev., 5.50%, 01/01/13	2,719
2,000	Cuyahoga County, Benjamin Rose Institute Project, Rev., 5.50%, 12/01/08 (p)	2,098
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, MBIA, Zero Coupon, 10/01/13	1,142
1,000	Cuyahoga County, Metrohealth System, Series A, Rev., MBIA, 5.13%, 02/15/07	1,025
540	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.15%, 06/20/15	536
2,400	Cuyahoga County, Refunding Series A, Rev., 6.00%, 07/01/13	2,686
1,000	Cuyahoga County, University School Project, Series B, Rev., Adj., LOC: Keybank N.A., 5.30%, 12/01/29	1,041
1,000	Cuyahoga County, Walker Center, Inc., Series I, Rev., AMBAC, 5.25%, 01/01/08	1,033
1,265	Defiance Waterworks System Improvements, GO, AMBAC, 5.65%, 12/01/08	1,341
	Dublin City School District, School Facilities Construction & Improvement,
1,125	GO, 4.50%, 12/01/10	1,164
1,000	GO, MBIA, 5.00%, 06/01/16	1,083
435	Erie County, Hospital Facilities, Firelands Regional Medical Center, Series A, Rev., 4.50%, 08/15/07	438
1,250	Franklin County Development, American Chemical Society Project, Rev., 5.50%, 10/01/09	1,312
1,000	Franklin County, Economic Development, Capitol South Community Urban, Rev., 5.70%, 06/01/10 (i)	1,027
1,000	Franklin County, Health Care Presbyterian Services, Rev., 5.50%, 07/01/08	1,023
	Franklin County, Improvement Children’s Hospital Project,
1,290	Series A, Rev., 5.65%, 11/01/06	1,307
1,065	Series A, Rev., 5.75%, 11/01/06	1,079
800	Series A, Rev., 5.80%, 11/01/06	810
1,260	Series A, Rev., AMBAC, 5.50%, 05/01/15	1,369
2,000	Franklin County, Online Computer Library Center, Series A, Rev., 5.00%, 10/01/08	2,060
1,025	Hamilton County, Convention Facility Authority, Second Lien, Rev., FGIC, 5.00%, 06/01/14	1,095
1,000	Huron County, Correctional Facility Issue I, GO, MBIA, 5.70%, 12/01/07 (p)	1,046
2,070	Lake Country, Building Improvement, GO, MBIA, 5.00%, 06/01/15	2,205
1,400	Lake Local School District, School Improvement, GO, FSA, 5.00%, 06/01/15	1,500
2,535	Lakota Local School District, GO, FGIC, 5.10%, 12/01/08 (m)	2,633
1,120	Lebanon City School District, School Construction, GO, FSA, 5.00%, 06/01/15	1,194
1,930	London City School District, School Facilities Construction & Improvement, GO, FGIC, 5.25%, 12/01/11	2,073
2,000	Lorain County Hospital, Catholic Healthcare Partners, Series S, Rev., MBIA, 5.63%, 09/01/07	2,070
2,000	Lucas County, Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.63%, 11/15/09	2,126
2,430	Lucas County, Multi-Family Housing Neighborhood Properties, Inc. Project, Rev., LOC: Keybank N.A., 5.20%, 11/01/08	2,495
2,700	Mahoning Valley Sanitation District, Rev., FSA, 5.13%, 12/15/08 (m)	2,807

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   45

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,430	Marysville Exempt Village School District, GO, FSA, 5.00%, 12/01/15	1,529
2,500	Middleburg Heights, Southeast General Health Center, Rev., FSA, 5.70%, 08/15/08	2,638
1,000	Middletown City School District, School Improvement, GO, FGIC, 5.00%, 12/01/13	1,066
1,000	Minster Local School District, School Facilities & Construction, GO, FSA, 5.50%, 12/01/10 (p)	1,082
1,750	Montgomery County, Catholic Health, Rev., 4.25%, 09/01/09	1,776
	Montgomery County, Grandview Hospital & Medical Center,
1,000	Rev., 5.35%, 12/01/07 (p)	1,037
1,575	Rev., 5.65%, 12/01/07 (p)	1,665
960	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.60%, 11/01/13	963
305	Ohio Capital Corp. For Housing Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.90%, 10/13/06	305
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.85%, 05/20/16	1,407
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
1,000	Series A, Rev., GNMA COLL, 4.30%, 03/01/16	986
330	Series C, Rev., GNMA COLL, 4.15%, 09/01/06	330
175	Series D, Rev., 4.20%, 09/01/10	176
2,685	Ohio Housing Finance Agency, Single Family, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	1,771
	Ohio State Building Authority, State Facilities, Adult Correction Building,
2,480	Series A, Rev., 5.25%, 10/01/09 (p)	2,621
1,000	Series A, Rev., AMBAC, 5.50%, 04/01/07 (p)	1,021
1,000	Series A, Rev., FSA, 5.50%, 10/01/08	1,038
2,450	Series A, Rev., FSA, 5.50%, 10/01/11	2,653
1,000	Ohio State Building Authority, State Facilities, Highway Safety Building, Series A, Rev., AMBAC, 5.38%, 04/01/07 (p)	1,020
2,250	Ohio State Higher Educational Facility Commission, Baldwin Capital Appreciation Higher Education, Rev., AMBAC, 4.95%, 12/01/06 (p)	2,280
	Ohio State Turnpike Commission,
1,500	Rev., 5.50%, 02/15/11	1,609
5,155	Series A, Rev., FGIC, 5.50%, 02/15/14 (m)	5,732
	Ohio State University,
1,000	Series A, Rev., 5.50%, 12/01/09 (p)	1,067
1,000	Series B, Rev., 5.25%, 06/01/13	1,086
2,510	Ohio State Water Development Authority, Fresh Water Service, Rev., AMBAC, 5.80%, 10/10/06 (p)	2,539
1,070	Ohio State Water Development Authority, Pure Water, Series I, Rev., AMBAC, 7.00%, 09/22/06 (p)	1,123
1,250	Ohio State Water Development Authority, State Match, Rev., 5.00%, 06/01/14	1,339
2,250	Ohio State Water Development Authority, Water Control Loan Fund - Water Quality Service, Rev., MBIA, 5.50%,12/01/07 (p)	2,325
500	Olentangy Local School District, GO, BIG, 7.75%, 12/01/11	595
1,000	Plain Local School District, GO, FGIC, 5.80%, 06/01/11	1,090
1,500	Richland County, Hospital Facilities, Medcentral Health Systems, Series R, Rev., 5.13%, 11/15/16	1,587
2,550	RiverSouth Authority, Redevelopment, Series A, Rev., 5.00%, 12/01/15	2,744
1,000	Sandusky County, Hospital Facility, Rev., 5.10%, 01/01/08	1,005
630	Shaker Heights City School District, Series A, GO, 7.10%, 12/15/10	678
1,260	Southwest Licking Local School District, GO, FGIC, 5.75%, 12/01/14	1,435
1,710	Springfield County School District, Clark County, Capital Appreciation, GO, AMBAC, Zero Coupon, 12/01/12	1,345
1,000	State of Ohio, Baldwin Higher Educational Facility, Wallace College Project, Rev., 5.50%, 06/01/14	1,061
	State of Ohio, Common Schools,
1,205	Series A, GO, 5.25%, 09/15/12	1,308
1,250	Series B, GO, 5.00%, 03/15/14	1,330
1,630	State of Ohio, Common Schools, Capital Facilities, Series B, GO, 5.50%, 09/15/08	1,692
1,110	State of Ohio, Conservation Project, Series A, GO, 4.00%, 09/01/10	1,127
	State of Ohio, Infrastructure Improvements,
1,955	GO, 5.75%, 02/01/10 (p)	2,089
1,500	Series D, GO, 5.00%, 03/01/14	1,591
1,500	State of Ohio, Mental Health Capital Facilities II, Series B, Rev., 5.50%, 06/01/11	1,610

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,000	State of Ohio, University of Dayton 2001, Rev., AMBAC, 5.38%, 06/01/11	1,076
1,000	Summit County Port Authority, Twinsburg Project, Series D, Rev., 5.13%, 05/15/15	1,008
	Toledo Lucas County, Port Authority Development, Northwest Ohio Bond Fund, Superior,
1,615	Series A, Rev., 5.10%, 05/15/09	1,648
755	Series B, Rev., LOC: Fifth Third Bank North West Ohio, 6.13%, 11/15/09	784
580	Series E, Rev., 6.10%, 11/15/10	610
420	Series F, Rev., 6.00%, 11/15/07	424
1,500	University of Cincinnati, General Receipts, Series A, Rev., AMBAC, 5.00%, 06/01/14	1,608
1,135	University of Toledo, General Receipts, Rev., FGIC, 5.25%, 06/01/11	1,204
1,000	West Geauga Local School District, School Improvement, GO, AMBAC, 5.00%, 11/01/10	1,053
1,680	Westerville City School District, GO, MBIA, 5.25%, 06/01/11 (p)	1,798
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, FGIC, Zero Coupon, 12/01/15	1,298
1,690	Youngstown City School District, Classroom Facilities & School Improvement, GO, FSA, SD CRED PROG, 5.00%, 12/01/14	1,795
		180,609
	Texas — 2.0%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.00%, 06/15/16	1,075
2,500	Southeast Housing Finance Corp., Rev., MBIA, VA MTGS, VEREX, Zero Coupon, 09/01/17 (p)	1,571
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.00%, 04/01/16	1,611
		4,257
	Washington — 0.5%
1,000	State of Washington, Series A & AT-6, GO, 6.25%, 02/01/11	1,060
	West Virginia — 0.5%
1,000	West Virginia Economic Development Authority, Public & Juvenile Correctional Facility, Series A, Rev., MBIA, 4.25%, 06/01/09	1,018
	Total Municipal Bonds (Cost $196,924)	205,699

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 0.9%
	Investment Company — 0.9%
1,889	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $1,889)	1,889
	Total Investments — 98.9% (Cost $198,813)	207,588
	Other Assets in Excess of Liabilities — 1.1%	2,363
	NET ASSETS — 100.0%	$209,951

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   47

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.7%
	Municipal Bonds — 98.7%
	Alabama — 0.1%
250	Alabama Public Housing Authorities, Series A, Rev., FSA, 3.50%, 01/01/10	248
	Alaska — 1.6%
1,945	Alaska Energy Authority, Power, Bradley Lake, Third Series, Rev., FSA, 6.00%, 07/01/09	2,068
	Alaska Student Loan Corp.,
250	Series A, Rev., AMBAC, 5.35%, 07/01/07	253
2,915	Series A, Rev., AMBAC, 5.65%, 07/01/07	2,954
		5,275
	Arizona — 5.2%
1,365	City of Sedona, Excise Tax, Rev., MBIA, 5.00%, 07/01/08	1,400
1,000	City of Tucson, GO, FGIC, 6.40%, 07/01/08	1,050
410	Gila County IDA, Cobre Valley Community Hospital, Rev., ACA, 5.38%, 12/01/07	417
11,705	Maricopa County IDA, Coral Point Apartments Project, Series A, Rev., Adj., 4.95%, 03/01/07 (m)	11,746
855	Maricopa County IDA, Correctional Facilities, Phoenix West Prison Rev., ACA, 3.50%, 07/01/08	847
1,000	Salt River Project Agricultural Improvement & Power District, Electric Systems, Series C, Rev., 6.50%, 01/01/09	1,064
450	Tucson & Prima Counties, IDA, Mortgage-Backed Securities Program, Series 1A, Rev., Adj., GNMA/FNMA COLL, 7.45%, 01/01/10	465
		16,989
	Arkansas — 0.6%
	Northwest Regional Airport Authority,
1,090	Rev., ACA, 4.00%, 02/01/07	1,090
1,005	Rev., ACA, 4.00%, 02/01/09	1,003
		2,093
	California — 3.9%
4,000	California Statewide Communities Development Authority, Kaiser Permanent, Series G, Rev., Adj., 2.30%, 04/01/34	3,954
3,400	City of Lodi, Electric Systems, Capital Appreciation, Series B, COP, MBIA, Zero Coupon, 01/15/09 (p)	1,269
5,000	Contra Costa County, Multi-Family Housing, Pleasant Hill Bart Transit, Class A, Rev., Adj., 3.95%, 10/15/06	5,001
1,210	Orange County, Water District, Series B, COP, MBIA, 4.50%, 08/15/09	1,242
1,000	State of California, GO, 6.25%, 09/01/07	1,026
		12,492
	Colorado — 5.0%
5,750	Arapahoe County Water & Wastewater Authority, Series C, Rev., Adj., LOC: BNP Paribas, 3.12%, 12/01/07	5,592
270	Colorado Health Facilities Authority, Denver Options, Inc. Project, Rev., ACA, 4.25%, 02/01/07	270
	Colorado Housing & Finance Authority, Multi-Family Project,
850	Series C-3, Class I, AMT, Rev., 3.15%, 10/01/06	850
480	Series C-3, Class I, AMT, Rev., 3.50%, 10/01/07	479
2,500	Countrydale Metropolitan District, GO, Adj., LOC: Compass Bank, 3.50%, 12/01/07	2,488
	Delta County Memorial Hospital, District Enterprise,
1,065	Rev., 3.75%, 09/01/07	1,060
1,025	Rev., 4.10%, 09/01/08	1,022
1,155	Rev., 4.45%, 09/01/09	1,160
1,035	Denver City & County, Metropolitan Mayors Caucus, Series A, Rev., Adj., GNMA/FNMA/FHLMC COLL, 6.35%, 05/01/09	1,051
1,570	Denver City & County, Various Purpose, Series B, GO, 5.75%, 08/01/08	1,634
485	El Paso County, Single Family Mortgage, Series A, Rev., 6.20%, 05/01/12	489
		16,095
	Connecticut — 1.8%
5	City of New Haven, Series C, GO, MBIA, 5.00%, 11/01/08 (p)	5
995	City of New Haven, Unrefunded Balance, Series C, GO, MBIA, 5.00%, 11/01/08	1,025
	State of Connecticut,
3,000	Series B, GO, 5.25%, 06/15/09	3,133
1,495	Series B, GO, 5.75%, 11/01/09 (p)	1,603
		5,766
	Delaware — 1.6%
5,250	Delaware State Health Facilities Authority, Beebe Medical Center Project, Rev., Adj., LOC: PNC Bank N.A., 2.25%, 09/12/06	5,214
	District of Columbia — 1.5%
185	District of Columbia, Unrefunded Balance, Series A, GO, MBIA-IBCC, 6.00%, 06/01/07	188
4,500	Washington Convention Center Authority, Senior Lien, Rev., AMBAC, 5.25%, 10/01/08	4,648
		4,836

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — 6.3%
1,600	Broward County, Resource Recovery, Wheelabrator Series A, Rev., 5.50%, 12/01/08	1,658
1,185	City of Atlantic Beach, Health Care, Fleet Landing Project, Rev., ACA, 5.25%, 10/01/08	1,216
1,755	Escambia County Housing Finance Authority, Multi-County Program, Series A, Rev., GNMA/FNMA COLL, 2.63%, 10/01/09	1,704
515	Florida Housing Finance Corp., Homeowner Mortgage, Series 2, AMT, Rev., FSA, 4.35%, 07/01/07	514
3,500	Highlands County Health Facilities Authority, Rev., Adj., 5.00%, 11/15/29	3,603
1,550	Hillsborough County Housing Finance Authority, Multi-Family, Oaks at Riverview Project, Series B, Rev., 2.13%, 01/01/07	1,537
10,000	University Athletic Association, Inc., Athletic Program, Rev., Adj., LOC: Suntrust Bank, 3.50%, 10/01/06 (m)	9,998
		20,230
	Georgia — 4.1%
2,705	City of Columbus, Water and Sewer, Rev., FSA, 4.00%, 05/01/07	2,713
5,500	Coweta County, Sales Tax, GO, AMBAC, 5.00%, 03/01/11	5,817
	Monroe County Development Authority, Oglethorpe Power Corp.,
905	Series A, Rev., MBIA-IBCC, 6.70%, 01/01/09	966
500	Series A, Rev., MBIA-IBCC, 6.75%, 01/01/10	547
3,000	State of Georgia GO, 6.25%, 09/01/08	3,155
		13,198
	Hawaii — 3.9%
2,000	Honolulu City & County GO, MBIA-IBCC, 5.45%, 09/11/08 (p)	2,069
	State of Hawaii, Airport Systems,
5,850	Rev., AMT, FGIC, 5.00%, 07/01/07	5,911
4,560	Rev., AMT, FGIC, 5.50%, 07/01/07	4,626
		12,606
	Illinois — 7.6%
5,000	Centerpoint Intermodal Center Program Trust, Tax Allocation, Series F3, FSA, TCRS, Adj., LIQ: Lehman Brothers Special Financing, 3.52%, 06/15/23	5,000
4,345	Chicago Board of Education, Lease Certificates, Series A, COP, MBIA, 6.25%, 01/01/08	4,493
1,825	Chicago Central Loop Redevelopment, Tax Allocation, Series A, ACA, 6.50%, 12/01/08	1,927
2,250	Chicago O’Hare International Airport, General Apartment, Third Lien, Series A, Rev., MBIA, 5.00%, 01/01/09	2,317
2,000	City of Chicago, Capital Appreciation, Central Loop Project, Series A, GO, XLCA, Zero Coupon, 12/01/08	1,834
1,000	City of Chicago, Second Lien, Rev., MBIA, 6.00%, 01/01/10 (p)	1,083
780	City of Glenview, Multi-Family Housing, Valley Lo Towers II Project, Rev., FNMA COLL, 5.20%, 12/01/06	789
1,000	Cook County Forest Preservation District, GO, AMBAC, 5.00%, 11/15/09	1,043
1,250	Illinois Health Facilities Authority, Centegra Health System, Rev., 5.50%, 09/01/07	1,270
1,450	Kane County School District No. 129 - Aurora West Side, Series A, GO, MBIA, 6.50%, 02/01/08	1,506
1,485	Lake County Community Consolidated School District No. 73 - Hawthorn, Captial Appreciation 2002, GO, FGIC, Zero Coupon, 12/01/06	1,471
1,675	Winnebago County, School District No. 122 Harlem-Loves Park, GO, FGIC, 6.55%, 06/01/09	1,800
		24,533
	Indiana — 2.5%
5,000	City of Lawrenceburg, Michigan Power Co. Project, Series F, Rev., Adj., 2.62%, 10/01/06	4,993
1,055	Indiana Educational Facilities Authority, Butler University Project, Rev., MBIA, 4.75%, 02/01/08	1,072
	New Albany Floyd County School Building Corp., First Mortgage,
635	Rev., FGIC, 5.00%, 01/15/09	655
1,305	Rev., FGIC, 5.00%, 01/15/10	1,361
		8,081
	Kansas — 0.4%
1,250	City of Lawrence, Temporary Notes, Series 2005-I, GO, 4.00%, 10/01/06	1,250
	Kentucky — 0.4%
1,290	Lexington-Fayette Urban County Government, Series B, Rev., 5.00%, 07/01/07	1,305

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   49

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Louisiana — 0.4%
320	Louisiana Housing Finance Agency, Single Family Home Ownership, Series B-2, Rev., GNMA/FNMA/FHA COLL, 6.20%, 12/01/07	327
	Parish of St. Mary, Solid Waste,
225	Rev., 5.40%, 03/01/08	227
280	Rev., 5.40%, 03/01/09	285
295	Rev., 5.40%, 03/01/10	302
310	Rev., 5.40%, 03/01/11	319
		1,460
	Massachusetts — 5.3%
4,700	City of Quincy, Longs, Rev., Adj., FSA, 6.77%, 09/28/06	4,711
745	Commonwealth of Massachusetts, Series B, GO, 6.50%, 08/01/08 (p)	782
2,940	Massachusetts Development Finance Agency, VOA Ayer Ltd. Partnership, Series 1, Rev., AMT, LOC: Fleet National Bank, 2.85%, 12/01/06	2,927
3,025	Massachusetts Housing Finance Agency, Single Family Notes, Series S, Rev., AMT, 4.00%, 12/01/07	3,032
3,000	Massachusetts Housing Finance Agency, Insured Construction Loan, Series A, Rev., FSA, 4.13%, 01/01/08	3,008
	New Bedford Housing Authority, Capital Funding Program,
590	Series A, Rev., 2.05%, 10/01/06	589
605	Series A, Rev., 2.40%, 10/01/07	595
620	Series A, Rev., 2.70%, 10/01/08	604
635	Series A, Rev., 3.00%, 10/01/09	618
375	Series A, Rev., 3.20%, 10/01/10	366
		17,232
	Michigan — 0.7%
1,240	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 4.75%, 07/01/08	1,258
1,000	Traverse City Area Public Schools, GO, FGIC, 4.35%, 05/01/08	1,013
		2,271
	Minnesota — 0.3%
1,020	Mounds View Independent School District No. 621, Series A, GO, SD CRED PROG, 5.00%, 02/01/08	1,040
	Mississippi — 1.4%
4,540	Biloxi Housing Authority, Cadet Point Senior Village, Rev., FSA, 3.25%, 12/01/06	4,491
	Missouri — 1.7%
	City of St. Louis, Lamber-St. Louis International Airport,
1,115	Series A, Rev., FSA, 5.00%, 07/01/07	1,128
2,500	Series A, Rev., FSA, 5.00%, 07/01/09	2,594
1,340	Missouri Development Finance Board, Infrastructure, Public Safety Improvement, Series D, Rev., 5.00%, 03/01/08	1,363
665	Riverview Gardens School District, Capital Appreciation, GO, FSA, Zero Coupon, 04/01/11	555
		5,640
	Nebraska — 0.7%
1075	Omaha Public Power District Electric Series D, Rev., 5.10%, 02/01/08	1,098
1,000	State of Nebraska, State Information Systems Project, COP, 4.40%, 07/01/08	1,014
		2,112
	New Hampshire — 1.3%
4,000	New Hampshire Business Finance Authority, Series A, Rev., Adj., 3.50%, 02/01/07	3,909
335	New Hampshire Health & Education Facilities Authority, Portsmouth Academy, Rev., ACA, 3.65%, 07/01/08	331
		4,240
	New Jersey — 2.2%
1,105	New Jersey State Educational Facilities Authority, Fairleigh Dickinson University, Series D, Rev., ACA, 5.00%, 07/01/07	1,114
2,000	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series A, Rev., MBIA, 5.25%, 12/15/09	2,101
2,685	South Jersey Port Corp., AMT, Rev., 5.00%, 01/01/08	2,722
1,000	State of New Jersey, Series F, GO, 5.50%, 08/01/08	1,035
		6,972
	New Mexico — 1.1%
3,380	New Mexico State Transportation Commission, Senior Sub Lien Tax, Series A, Rev., 5.00%, 06/15/09 (p)	3,501
	New York — 2.8%
	New York City,
5	Series F, GO, 5.38%, 02/01/08 (p)	5
245	Series L, GO, MBIA, 5.20%, 08/01/07 (p)	251
	New York City, Unrefunded Balance,
1,530	Series A, GO, 6.25%, 10/13/06	1,556

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — Continued
50	Series E, GO, 6.00%, 08/01/16	51
495	Series F, GO, 5.38%, 08/01/19	510
1,280	Series L, GO, MBIA, 5.20%, 08/01/07 (p)	1,311
1,200	New York State Dormitory Authority, Mount Sinai School of Medicine, Rev., MBIA, 5.00%, 07/01/09	1,242
1,810	New York State Urban Development Corp., State Facilities, Rev., 5.70%, 04/01/09	1,899
2,125	Tobacco Settlement Financing Authority Series B-1, Rev., 4.00%, 06/01/07	2,132
		8,957
	North Carolina — 1.1%
1,000	City of Charlotte, Equipment Acquisition Project, Class A, COP, 5.00%, 03/01/07	1,007
	North Carolina Medical Care Commission, First Mortgage, Deerfield,
1,000	Series A, Rev., 3.13%, 11/01/09	975
1,500	Series A, Rev., 3.38%, 11/01/10	1,466
150	Robeson County Industrial Facilities & Pollution Control Financing Authority, Campbell Soup Co. Project, Rev., 6.40%, 12/01/06	151
		3,599
	North Dakota — 0.4%
	North Dakota State Housing Finance Agency, Home Mortgage Finance,
825	Series B, Rev., 2.95%, 07/01/07	820
580	Series B, Rev., 3.30%, 07/01/08	576
		1,396
	Ohio — 7.2%
3,000	Barberton City School District GO, FGIC, 5.13%, 11/01/08 (p)	3,125
720	Belmont County, Health Systems, East Ohio Regional Hospital, Rev., ACA, 5.00%, 01/01/07	723
615	Cleveland-Cuyahoga County Port Authority, Bond Fund Program, Myers University Project, Series E, Rev., 4.65%, 05/15/14	615
6,000	Cleveland-Cuyahoga County Port Authority, Rock & Roll Hall of Fame Project, Rev., FSA, 3.60%, 12/01/06	5,936
	Columbus Regional Airport Authority, Joseph Knight Towers Projects,
200	Series A, Rev., GNMA COLL, 3.60%, 02/20/09	199
480	Series A, Rev., GNMA COLL, 4.30%, 02/20/14	477
1,690	Ohio State Building Authority, State Facilities, Adult Correction Building, Series A, Rev., 5.75%, 04/01/09	1,778
3,000	State of Ohio, Mental Health Capital Facilities, Series II-A, Rev., AMBAC, 4.00%, 08/01/09	3,035
2,000	State of Ohio, Water Development Authority, Waste Management, Solid Waste, Rev., Adj., 4.85%, 11/01/07	2,014
5,100	Summit County Port Authority, Eastland Woods Project, Series C, Rev., 2.65%, 11/01/06	5,085
390	Warren Housing Development Corp., Housing Section 8 Assisted Project, Rev., LOC: Federal Home Loan Bank, 3.75%, 01/01/07	390
		23,377
	Oklahoma — 0.3%
850	Oklahoma Housing Finance Agency, Single Family Mortgage, Series B-2, Rev., AMT, GNMA/FNMA COLL, 6.80%, 09/01/09	872
	Oregon — 1.3%
4,165	MMA Financial CDD Senior Securitization Trust, Harmony Pass Through Certificates, Series A, Rev., Adj., LOC: Compass Bank, 3.38%, 11/01/08 (i)	4,119
	Pennsylvania — 1.4%
500	City of Philadelphia, Gas Works, Series A-1, Rev., FSA, 5.00%, 09/01/09	519
1,265	Erie Higher Education Building Authority, Gannon University Project, Series F, Rev., Adj., LOC: PNC Bank N.A., 2.25%, 11/02/06	1,254
400	Pennsylvania State Higher Educational Facilities Authority, Allegheny Delaware Obligation, Series A, Rev., MBIA, 5.60%, 11/15/09	421
1,315	Pennsylvania State Higher Educational Facilities Authority, Association Independent Colleges, Series E1, Rev., Adj., LOC: PNC Bank N.A., 2.00%, 11/01/19	1,310
	Pennsylvania Sate Housing Finance Agency, Single Family Mortgage,
1,000	Series 77C, Rev., Adj., AMT, 3.70%, 09/03/06	1,000
145	Series 65A, Rev., AMT, 4.60%, 10/01/08	147
		4,651
	Puerto Rico — 2.9%
7,955	Commonwealth of Puerto Rico, Public Improvement, Series C, GO, Adj., RADIAN-IBCC, 5.00%, 01/01/07 (m)	8,114
1,295	Commonwealth of Puerto Rico, Unrefunded Balance, Public Improvement, Series A, GO, 5.00%, 07/01/08	1,320
		9,434

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   51

JPMorgan Short Term Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	South Carolina — 0.4%
1,160	Charleston County School District Development Corp., Series B, GO, SCSDE, 5.00%, 02/01/10	1,212
	South Dakota — 1.5%
5,000	South Dakota Housing Development Authority, Homeownership Mortgage, Series I, Rev., AMT, 4.50%, 12/15/06	5,010
	Tennessee — 3.2%
985	Clarksville Natural Gas Acquisition Corp., Rev., 5.00%, 12/15/07	1,000
2,500	Knox County Health Educational & Housing Facilities Board, Ft. Sanders Alliance, Rev., MBIA, 7.25%, 01/01/08	2,616
1,000	Tennessee Energy Acquisition Corp., Series B, Rev., AMBAC, 5.00%, 09/01/07	1,013
5,895	Tennessee Housing Development Agency, Homeownership Program Issue 3A, Rev., AMT, Zero Coupon, 07/01/07	5,684
		10,313
	Texas — 5.2%
	Austin Independent School District, Capital Appreciation,
1,035	GO, FGIC, Zero Coupon, 08/01/10	884
1,205	GO, FGIC, Zero Coupon, 08/01/11	991
2,900	Brazos River Harbor Navigation District, Dow Chemical Co. Project, Series A-3, AMT, Rev., Adj., 4.95%, 11/15/06	2,916
975	City of Arlington, Permanent Improvement, GO, 5.00%, 08/15/07 (p)	989
1,000	City of El Paso, Water & Sewer, Rev., AMBAC, 5.00%, 03/01/07	1,007
4,590	City of Houston, Junior Lien, Student Fee, Series A, MBIA, 5.38%, 04/15/11	4,905
2,785	City of San Antonio, Electric and Gas Systems, Series A, Rev., 5.00%, 02/01/12	2,957
1,195	Keller Higher Education Facilities Corp., Series A, Rev., RADIAN, 4.25%, 06/01/08	1,201
1,000	Texas Public Finance Authority, Unemployment Compensation Assessment, Series A, Rev., FSA, 5.00%, 06/15/08	1,025
		16,875
	Virginia — 1.4%
1,000	Big Stone Gap Redevelopment & Housing Authority, Rev., 5.00%, 09/01/08	1,027
2,985	Virginia Beach Development Authority, Sentara Health Systems, Rev., 5.25%, 11/01/08	3,111
350	Virginia State Housing Development Authority, Rental Housing, Series F, AMT, Rev., 4.40%, 05/01/07	351
		4,489
	Washington — 4.6%
1,000	Energy Northwest, Wind Project, Rev., MBIA, 5.00%, 07/01/10	1,048
2,835	King County, Limited Tax, Series B, GO, 4.00%, 01/01/09	2,862
	Washington State Public Power Supply System,
2,500	Series A, Rev., 5.75%, 07/01/08	2,594
3,735	Series A, Rev., MBIA-IBCC, Zero Coupon, 07/01/07 (p)	3,626
1,475	Washington State Public Power Supply System, Compound Interest, Series A, Rev., Zero Coupon, 07/01/07 (p)	1,432
3,550	Washington State Public Power Supply System, Unrefunded Balance, Compound Interest Series A, Rev., Zero Coupon, 07/01/07 (p)	3,436
		14,998
	Wisconsin — 2.9%
7,400	Badger TOB Asset Securitization Corp., Asset Backed, Rev., 5.00%, 06/01/08 (m)	7,445
2,000	State of Wisconsin Series A, GO, 5.00%, 05/01/07	2,019
		9,464
	Wyoming — 0.5%
1,620	Teton County Hospital District, St. John’s Medical Center, Rev., 5.25%, 12/01/06 (i)	1,621
	Total Municipal Bonds (Cost $322,282)	319,557
	Total Investments — 98.7% (Cost $322,282)	319,557
	Other Assets in Excess of Liabilities — 1.3%	4,227
	NET ASSETS — 100.0%	$323,784

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Municipal Bonds — 98.9%
	Alabama — 0.8%
8,000	Alabama State Public School & College Authority, Capital Improvement, Series C, Rev., 5.75%, 07/01/09	8,535
	Alaska — 1.0%
	Alaska Energy Authority, Power, Bradley Lake,
3,485	Fourth Series, Rev., FSA, 6.00%, 07/01/17	4,059
3,915	Fourth Series, Rev., FSA, 6.00%, 07/01/19	4,609
2,000	City of Anchorage, Schools Series B, GO, FGIC, 5.88%, 12/01/10 (p)	2,176
		10,844
	Arizona — 2.3%
	Arizona School Facilities Board, State School Trust,
2,290	Series A, Rev., AMBAC, 5.25%, 07/01/11	2,455
6,735	Series A, Rev., AMBAC, 5.75%, 07/01/14	7,573
2,450	Arizona State Transportation Board, Highway, Sub-Series A, Rev., 5.25%, 07/01/12	2,656
1,385	City of Glendale, Water & Sewer, Sub Lien, Rev., FGIC, 5.25%, 07/01/15	1,534
3,000	City of Mesa, GO, FGIC, 6.50%, 07/01/09 (p)	3,235
1,000	Maricopa County Unified School District No. 89-Dysart, GO, FGIC, 5.25%, 07/01/20	1,132
450	Maricopa County Unified School District No 89-Dysart, School Improvement Project of 2002, Series B, GO, FSA, 5.25%, 07/01/14 (p)	495
1,090	Show Low IDA, Navapache Regional Medical Center, Series A, Rev., ACA, 5.25%, 12/01/07	1,127
	University of Arizona,
2,090	Series A, COP, AMBAC, 5.00%, 06/01/15	2,243
2,240	Series B, COP, AMBAC, 5.00%, 06/01/15	2,405
		24,855
	California — 14.1%
4,200	California Health Facilities Financing Authority, Marshall Medical Center, Series A, Rev., CA MTG INS, 5.00%, 11/01/14	4,335
2,000	California State Department of Water Resources, Series J-2, Rev., 6.00%, 12/01/07	2,059
	California State Department of Water Resources, Power Supply,
2,000	Series A, Rev., MBIA-IBCC, 5.25%, 05/01/12 (p)	2,190
4,000	Series A, Rev. XLCA, 5.38%, 05/01/12 (p)	4,404
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., 5.50%, 12/01/13	3,020
3,000	California State Public Works Board, Department of Mental Health, Coalinga, Series A, Rev., 5.50%, 06/01/14	3,312
	California State University, Systemwide,
5,915	Series A, Rev., FGIC, 5.00%, 05/01/13	6,135
2,950	Series C, Rev., MBIA, 5.00%, 11/01/15	3,144
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., CA ST MTG, 5.25%, 11/03/13	4,220
350	Chico Public Financing Authority, Merged Redevelopment Project, Tax Allocation, Rev., MBIA, 5.00%, 04/01/10	369
430	Chino Valley Unified School District, Series A, GO, FSA, 5.38%, 08/01/12	470
3,555	City of Oakland, Sewer Series A, Rev., FSA, 5.00%, 06/15/14	3,737
2,210	City of Riverside, Electric, Rev., FSA, 5.25%, 10/01/11 (p)	2,406
7,270	Clovis Unified School District, Election 2004, Series B, GO, MBIA, 5.00%, 08/01/16	7,768
1,000	Fullerton University Foundation, Series A, Rev., MBIA, 5.75%, 07/01/10	1,077
	Golden State Tobacco Securitization Corp., Tobacco Settlement, Enhanced Asset Backed,
2,750	Series B, Rev., 5.63%, 06/01/07 (p)	2,793
3,250	Series B, Rev., 5.75%, 06/01/08 (p)	3,372
250	Los Angeles Department of Water & Power, Series C, Rev., MBIA, 5.25%, 07/01/14	274
3,650	Los Angeles Harbor Department, Rev., 7.60%, 10/01/18 (p)	4,460
2,965	Los Angeles Harbor Department, Rev., MBIA, 4.50%, 08/01/14	2,914
10,000	Los Angeles Unified School District, Election of 1997, Series E, GO, MBIA, 5.13%, 07/01/12	10,516
2,920	Napa Valley Unified School District, Election 2002, GO, FGIC, 5.00%, 08/01/16	3,098
100	Nevada Union High School District, New Haven, GO, FSA, 12.00%, 08/01/09	122
5,350	Orange County Development Agency, Tax, Santa Ana Heights Project, Tax Allocation, Rev., AMBAC, 5.25%, 09/01/13	5,811
2,455	Pomona Public Financing Authority, Merged Redevelopment Project, Series AH, Rev., AMBAC, 5.25%, 02/01/13	2,655
50	Pomona Unified School District, Series A, GO, MBIA, 6.10%, 02/01/20	61
6,650	San Bernardino City, Unified School District, Series A, GO, FGIC, 5.75%, 08/01/09 (p)	7,133

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   53

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	California — Continued
2,555	San Bernardino Joint Powers Financing Authority, Tax Allocation, Series A, Rev., FSA, 5.75%, 10/01/25	3,052
2,000	San Jose Evergreen Community College District, Series A, GO, AMBAC, 5.25%, 09/01/14	2,191
160	San Mateo County Transportation District, Sales Tax, Series A, Rev., MBIA, 5.25%, 06/01/19	181
4,500	Santa Ana Financing Authority, Police Administration & Holding Facility, Series A, Rev., MBIA, 6.25%, 07/01/24	5,535
6,765	Saugus Union School District, Capital Appreciation GO, FGIC, Zero Coupon, 08/01/22	3,310
8,620	South Orange County, Public Financing Authority, Foothill Area, Special Tax Series A, FGIC, 5.25%, 08/15/14	9,426
	State of California,
5,000	GO, 5.00%, 02/01/13	5,161
3,000	GO, 5.25%, 02/01/13	3,228
750	GO, MBIA-IBCC, 6.50%, 11/01/09	814
5,000	GO, XLCA-ICR, 5.00%, 02/01/12	5,266
5,500	State of California, Economic Recovery, Series A, GO, 5.00%, 07/01/11	5,829
4,550	Sweetwater Union High School District, Special Tax, Series A, FSA, 5.00%, 09/01/15	4,758
2,060	University of California, Series G, Rev., FGIC, 5.00%, 05/15/13	2,174
6,710	University of California, Multiple Purpose Projects, Series Q, Rev., FSA, 5.00%, 09/01/11	6,983
2,000	West Valley-Mission Community College District, Election 2004, Series A, GO, FSA, 5.00%, 08/01/16	2,137
		151,900
	Colorado — 2.1%
1,045	Colorado Water Resources & Power Development Authority, Series A, Rev., 5.25%, 09/01/09	1,100
	Denver City & County, Airport,
1,600	Series A, Rev., AMBAC, 6.00%, 11/15/10	1,730
6,925	Series D, Rev., AMBAC, TCRS, 7.75%, 11/15/13	7,905
2,000	Douglas County, School District No. Re-1 Douglas & Elbert Counties, GO, FGIC, 5.75%, 12/15/14	2,258
10,000	E-470 Public Highway Authority, Capital Appreciation, Series B, Rev., MBIA, Zero Coupon, 09/01/22	4,861
	Larimer County School District No. R-001 Poudre,
590	COP, MBIA, 5.00%, 12/15/10	622
925	COP, MBIA, 5.00%, 12/15/11	984
1,030	COP, MBIA, 5.00%, 12/15/12	1,105
805	COP, MBIA, 5.00%, 12/15/13	868
1,150	Weld & Adams Counties School District, No. Re-3J, GO, FSA, 5.00%, 12/15/14	1,235
		22,668
	Connecticut — 0.6%
1,425	City of Waterbury, Series A, GO, FSA, 5.50%, 04/01/12 (p)	1,559
	Connecticut State Health & Educational Facility Authority, Eastern Connecticut
1,420	Series A, Rev., RADIAN, 6.38%, 07/01/10 (p)	1,572
1,320	Unrefunded Balance, Series A, Rev., RADIAN, 6.38%, 07/01/10	1,444
1,375	State of Connecticut Series C, GO, 5.38%, 12/15/10 (p)	1,472
		6,047
	Delaware — 0.6%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.90%, 01/01/18 (p)	6,102
	District of Columbia — 2.1%
	District of Columbia
65	Series A, GO, MBIA-IBCC, 6.00%, 06/01/07 (p)	66
3,965	Series B, GO, MBIA, 6.00%, 06/01/19	4,698
10,950	District of Columbia, George Washington University, Series A, Rev., MBIA, 6.00%, 09/15/09	11,771
420	District of Columbia, Unrefunded Balance Series A, GO, MBIA-IBCC, 6.00%, 06/01/07	427
5,000	Washington Metropolitan Area Transit Authority, Rev., MBIA, 5.00%, 07/01/12	5,362
		22,324
	Florida — 3.4%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., FSA, 6.05%, 10/01/14	4,335
2,005	Florida Municipal Loan Council, Series A, Rev., MBIA, 5.00%, 02/01/15	2,115
3,235	Florida State Department of Environmental Protection, Florida Forever, Series A, Rev., AMBAC, 5.00%, 07/01/11	3,433

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Florida — Continued
5,000	Highlands County Health Facilities Authority, Hospital, Adventist Sunbelt, Series A, Rev., 6.00%, 11/15/11 (p)	5,577
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., FGIC, 6.00%, 10/01/18	3,750
2,415	Hillsborough County Parks & Recreation Program, GO, MBIA, 5.25%, 07/01/25	2,760
	Orange County Health Facilities Authority,
3,760	Series A, Rev., MBIA, 6.25%, 10/01/12 (p)	4,285
1,580	Series C, Rev., MBIA, 6.25%, 10/01/12 (p)	1,800
	Orange County Health Facilities Authority, Unrefunded Balance,
1,255	Series A, Rev., MBIA, 6.25%, 10/01/12	1,417
680	Series C, Rev., MBIA, 6.25%, 10/01/12	768
2,475	Peace River/Minnesota Regional Water Supply Authority, Utilities Systems Series A, Rev., FSA, 5.00%, 10/01/15	2,639
	Santa Rosa Bay Bridge Authority, Capital Appreciation,
500	Rev., ACA-CBI, MBIA-IBCC, Zero Coupon, 07/01/19	288
2,255	Rev., ACA-CBI, MBIA-IBCC, Zero Coupon, 07/01/20	1,233
1,975	Sunrise Excise Tax & Special Assessment, Utilities Systems, Series A, Rev., AMBAC, 5.50%, 10/01/15	2,175
		36,575
	Georgia — 8.5%
1,500	City of Fairburn, Combined Utilities Rev., 5.75%, 10/01/10	1,576
10,000	Dalton Development Authority, Rev., MBIA, 5.50%, 08/15/26 (k)	11,582
7,115	De Kalb County Housing Authority, Fox Hollow Apartments Rev., Adj., 7.00%, 05/15/07 (p)	7,275
	Forsyth County School District,
7,700	GO, ST AID WITHHLDG, 5.75%, 02/01/10 (p)	8,367
6,000	GO, ST AID WITHHLDG, 6.00%, 02/01/10 (p)	6,568
	Georgia Municipal Electric Authority,
4,000	Series B, Rev., 6.20%, 01/01/10	4,303
4,500	Series BB, Rev., MBIA-IBCC, 5.25%, 01/01/25	5,112
2,490	Series C, Rev., MBIA-IBCC, 5.25%, 01/01/25	2,829
	Metropolitan Atlanta Rapid Transit Authority,
2,950	Series P, Rev., AMBAC, 6.25%, 07/01/11	3,218
10,485	Series P, Rev., AMBAC, 6.25%, 07/01/20	12,296
9,355	Peach County Development Authority, Fort Valley State University Foundation Property Rev., AMBAC, 4.50%, 06/01/16	9,354
3,110	Savannah EDA, College of Art & Design Project, Rev., 6.60%, 10/01/09 (p)	3,420
	State of Georgia,
5,500	Series B, GO, 6.00%, 03/01/12	6,152
5,000	Series B, GO, 6.30%, 03/01/10	5,444
3,610	Series D, GO, 6.70%, 08/01/10	4,015
		91,511
	Hawaii — 0.4%
4,500	Honolulu City & County, Series A, GO, 7.35%, 07/01/08	4,790
	Idaho — 0.1%
1,320	University of Idaho, Student Fee, Recreation Center Project, Rev., FSA, 6.00%, 04/01/09	1,406
	Illinois — 5.1%
10,000	Chicago O’Hare International Airport, Passenger Facility Charge, Series A, Rev., AMBAC, 5.63%, 10/10/06	10,214
1,750	Chicago Public Building, Commission Building Series A, Rev., MBIA, 7.00%, 01/01/20 (p)	2,237
3,990	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.00%, 12/01/15	5,244
3,130	Cook-Kane Lake & Mchenry Counties Community College District No. 512, William Rainey Harper College, GO, 5.00%, 12/01/12	3,355
3,960	Illinois Health Facilities Authority, Revolving Fund Series A, Rev., Adj., 5.50%, 08/01/11	4,296
770	Illinois Housing Development Authority, Multi-Family Program Series 3, Rev., 6.10%, 10/10/06	771
7,000	Metropolitan Pier & Exposition Authority, McCormick Plan Expansion Project, Dedicated State Tax Rev., FGIC, 5.50%, 12/15/09	7,437
	Regional Transportation Authority
2,425	Rev., MBIA, 6.25%, 07/01/15	2,863
6,000	Rev., MBIA, 6.50%, 07/01/30	7,891
4,000	Series D, Rev., FGIC, 7.75%, 06/01/19	5,207
4,725	State of Illinois, Sales Tax, Series P, Rev., 6.50%, 06/15/22	5,684
		55,199

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   55

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Indiana — 2.3%
1,550	Beech Grove School Building Corp., First Mortgage Rev., MBIA ST AID WITHHLDG, 6.25%, 07/05/16	1,764
55	City of Indianapolis, Gas Utilities, Rev., 7.00%, 10/10/06 (p)	57
3,000	Indiana Municipal Power Agency, Supply System Series B, Rev., MBIA, 5.50%, 01/01/16	3,351
	Indiana Transportation Finance Authority, Highway,
8,750	Series A, Rev., 6.80%, 12/01/16 (m)	10,388
885	Series A, Rev., 7.25%, 06/01/15 (p)	994
3,115	Indiana Transportation Finance Authority, Airport Facility, Unrefunded Balance, Series A, Rev., 7.25%, 06/01/15	3,725
2,400	South Bend Community School Corp., First Mortgage, Rev., FSA ST AID WITHHLDG, 5.70%, 08/01/07 (p)	2,470
1,180	Vincennes Community School Building Corp., First Mortgage Rev., FSA, 6.00%, 10/10/06	1,206
1,000	Whitko Middle School Building Corp., First Mortgage, Rev., FSA, 5.88%, 1/15/07	1,027
		24,982
	Kansas — 0.5%
3,050	Johnson County Unified School District No. 232 Series A, GO, FSA, 5.25%, 09/01/15	3,314
1,900	Sedgwick County Unified School District No. 259, GO, 5.25%, 09/01/09	1,991
		5,305
	Kentucky — 0.4%
4,090	Louisville & Jefferson County Metropolitan Sewer District, Series A, Rev., FGIC, 5.63%, 11/15/09	4,361
	Louisiana — 3.0%
7,970	City of Baton Rouge, Public Improvement, Sales & Use Tax, Series A, Rev., FGIC, 5.25%, 08/01/08	8,307
7,505	City of Shreveport, Series A, GO, FGIC, 5.25%, 05/01/09 (p)	7,817
12,330	City of St. Bernard Parish, Sales & Use Tax, Rev., FSA, 5.00%, 03/01/14	13,136
3,040	State of Louisiana, Gas & Fuels Tax, Series A, Rev., AMBAC, 5.38%, 06/01/12	3,259
		32,519
	Maryland — 0.3%
2,750	State of Maryland, State & Local Facilities Lien, Capital Improvement, Series A, GO, 5.50%, 03/01/15	3,104
	Massachusetts — 1.1%
290	City of Auburn, GO, AMBAC, 5.13%, 06/01/14	311
470	City of Pittsfield, GO, MBIA, 5.13%, 04/15/12	503
2,050	Commonwealth of Massachusetts, Federal Highway, Consolidated Lien, Series A, GAN, Rev., 5.75%, 12/15/10	2,212
4,185	Massachusetts Bay Transportation Authority, General Transportation Systems, Series A, GO, Rev., FGIC, 5.50%, 03/01/09 (p)	4,415
2,250	Massachusetts Port Authority, Series B, Rev., AMT, FSA, 5.50%, 07/01/09	2,356
1,975	Massachusetts State College Building Authority, Series A, Rev., 7.50%, 05/01/14	2,397
		12,194
	Michigan — 5.7%
5,825	Ann Arbor School District, School Building & Site, GO, MBIA, Q-SBLF, 4.50%, 05/01/16	5,861
1,375	Armada Area Schools, Building & Site, GO, MBIA, Q-SBLF, 5.00%, 05/01/15	1,454
5,240	Clinton Township, Building Authority, Rev., AMBAC, 5.50%, 11/01/17	5,873
1,125	Fenton Area Public Schools, GO, FGIC, Q-SBLF, 5.00%, 05/01/15	1,217
3,000	L’Anse Creuse Public Schools, GO, FSA, Q-SBLF, 5.00%, 11/01/14	3,226
	Lamphere Schools, Oakland County,
1,945	GO, FSA, Q-SBLF, 5.00%, 05/01/12	2,075
1,875	GO, FSA, Q-SBLF, 5.00%, 05/01/14	2,027
1,410	Madison District Public Schools GO, FGIC, Q-SBLF, 5.00%, 05/01/15	1,532
10,000	Michigan State Hospital Finance Authority, Ascension Health Credit, Series A, Rev., MBIA, 6.25%, 11/15/09 (p)	10,878
15,000	Michigan Strategic Fund Ltd., Detroit Education Community Center Convention, Rev., Adj., AMBAC, 4.85%, 09/01/30	15,630
1,000	Rochester Community School District, Series I, GO, FGIC, Q-SBLF, 5.75%, 05/01/10 (p)	1,073
1,670	Rockford Public School District, GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,782
1,250	State of Michigan, Rev., FSA, 5.25%, 05/15/15	1,381
1,520	State of Michigan, Trunk Line Fund, Rev., FSA, 5.50%, 11/01/18	1,746
2,700	Western Michigan University, Rev., FGIC, 4.38%, 05/15/15	2,709
	Willow Run Community Schools,
1,465	GO, FSA, Q-SBLF, 5.00%, 05/01/13	1,575
1,650	GO, FSA, Q-SBLF, 5.00%, 05/01/15	1,793
		61,832

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Minnesota — 0.3%
2,410	Farmington Independent School District No. 192, School Building, Series A, GO, FSA SD CRED PROG, 4.50%, 02/01/16	2,452
560	Minnesota Housing Finance Agency, Rental Housing, Series D, Rev., MBIA, 5.90%, 10/10/06	563
		3,015
	Mississippi — 0.9%
7,940	Mississippi Development Bank Special Obligation, Gulfport Water & Sewer Project, Rev., FSA, 6.00%, 07/01/12 (m) (p)	9,036
1,000	State of Mississippi, Series D, GO, MBIA-IBCC, 5.00%, 11/01/19	1,102
		10,138
	Missouri — 0.6%
1,105	City of Sikeston, Electric, Rev., MBIA, 6.00%, 06/01/16	1,291
1,505	Jackson County, Public Building Corp., Capital Improvements Project, Rev., 5.00%, 12/01/13	1,569
2,500	St. Louis Municipal Finance Corp., Convention Center Project, Rev., AMBAC, 5.25%, 07/15/13	2,727
1,000	University of Missouri, Curators University, Series B, Rev., 5.00%, 11/01/13	1,067
		6,654
	Montana — 0.6%
	Montana State Board of Regents, Higher Education,
890	Series H, Rev., AMBAC, 5.00%, 11/15/14	953
100	Series H, Rev., AMBAC, 5.50%, 11/15/14	112
4,925	Montana State Board of Regents, Higher Education, Montana State University, Series I, Rev., AMBAC, 5.00%, 11/15/14	5,258
		6,323
	Nevada — 1.5%
5,000	Clark County School District, Series A, GO, MBIA, 7.00%, 06/01/11	5,701
6,000	Director of the State of Nevada Department of Business & Industry, Capital Appreciation, Las Vegas Monorail, Rev., AMBAC, Zero Coupon, 01/01/16	4,063
6,000	Truckee Meadows Water Authority, Series A, Rev., FSA, 5.00%, 07/01/11	6,264
		16,028
	New Jersey — 4.2%
4,200	Freehold Regional High School District, GO, FGIC, 5.60%, 03/01/10 (p)	4,478
	Hudson County,
2,110	COP, MBIA, 6.00%, 12/01/08	2,214
2,360	COP, MBIA, 6.00%, 12/01/09	2,522
1,985	COP, MBIA, 6.00%, 12/01/11	2,186
	Hudson County Improvement Authority, Capital Appreciation
1,820	Series A-1, Rev., MBIA, Zero Coupon, 12/15/23	840
1,325	Series A-1, Rev., MBIA, Zero Coupon, 12/15/24	583
1,330	Series A-1, Rev., MBIA, Zero Coupon, 12/15/30	431
1,805	Series A-1, Rev., MBIA, Zero Coupon, 12/15/31	556
2,000	Series A-1, Rev., MBIA, Zero Coupon, 12/15/32	587
2,000	Series A-1, Rev., MBIA, Zero Coupon, 12/15/33	561
2,000	Series A-1, Rev., MBIA, Zero Coupon, 12/15/35	511
2,000	Series A-1, Rev., MBIA, Zero Coupon, 12/15/36	488
2,000	Series A-1, Rev., MBIA, Zero Coupon, 12/15/37	464
2,000	Series A-1, Rev., MBIA, Zero Coupon, 12/15/38	442
1,000	Jersey City, School Improvement, Series B, GO, AMBAC, 5.25%, 03/01/16	1,108
7,500	New Jersey EDA, Cigarette Tax, Rev., 5.63%, 06/15/07	7,605
1,145	New Jersey State Educational Facilities Authority, Fairleigh Dickinson University, Series G, Rev., 5.70%, 07/01/08 (p)	1,192
5,000	New Jersey State Highway Authority, Senior Parkway, Rev., 6.20%, 01/01/10 (p)	5,290
2,900	New Jersey State Transit Corp., Federal Transportation Administration Grants, Series B, COP, AMBAC, 5.50%, 09/15/12	3,166
	New Jersey Transportation Trust Fund Authority, Transportation Systems,
1,000	Series A, Rev., 5.75%, 06/15/15 (p)	1,142
5,000	Series C, Rev., MBIA, 5.25%, 06/15/15 (p)	5,525
3,125	New Jersey Transportation Trust Fund Authority, Transportation Systems, Unrefunded Balance, Series B, Rev., MBIA, 6.50%, 06/15/10	3,435
		45,326
	New Mexico — 0.5%
4,685	Los Alamos County, Utilities, Series A, Rev., FSA, 5.00%, 07/01/13	5,020
730	New Mexico Mortgage Finance Authority, Single Family Mortgage, Rev., Adj., GNMA/FNMA/FHLMC COLL, 5.90%, 07/01/07	743
		5,763

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   57

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	New York — 15.1%
1,390	Coxsackie-Athens Central School District, GO, FSA ST AID WITHHLDG, 5.00%, 06/15/15	1,509
300	Erie County IDA, City of Buffalo Project, Rev., FSA, ST AID WITHHLDG, 5.75%, 05/01/12	330
3,000	Metropolitan Transportation Authority, Series A, Rev., 5.13%, 07/01/12	3,188
	New York City,
6,040	Series A, GO, 6.00%, 05/15/10 (p)	6,603
1,505	Series F, GO, 6.00%, 01/15/13 (p)	1,706
2,400	Series F, GO, MBIA-IBCC, 5.25%, 02/01/08 (p)	2,474
	New York City, Unrefunded Balance,
15,635	GO, 6.00%, 01/15/13 (m)	17,452
745	Series A, GO, 6.00%, 05/15/10	807
2,850	New York City Municipal Water Finance Authority, Series A, Rev., 5.75%, 06/15/09 (p)	3,044
565	New York City Municipal Water Finance Authority, Water & Sewer System, Unrefunded Balance Series B, Rev., 6.00%, 06/15/10	615
1,330	New York City Transitional Finance Authority Series A-1, Rev., 5.00%, 11/01/15	1,420
	New York City Transitional Finance Authority, Future Tax Secondary,
695	Series B, Rev., 5.50%, 02/01/11 (p)	755
3,000	Series B, Rev., Adj., 5.25%, 02/01/11	3,183
17,000	Series C, Rev., 5.50%, 5/01/10 (p)	18,283
1,050	Series C, Rev., 5.88%, 5/01/10 (p)	1,143
2,305	New York City Transitional Finance Authority, Future Tax Secondary, Unrefunded Balance, Series B, Rev., 5.50%, 02/01/11	2,486
2,900	New York Convention Center Operating Corp., Yale Building Acquisition Project COP, 5.25%, 06/01/07	2,955
3,900	New York Municipal Bond Bank Agency, Series C, Rev., ST AID WITHHLDG, 5.25%, 06/01/13	4,169
	New York State Dormitory Authority, City University System
2,000	CONS, Series A, Rev., AMBAC, TCRS, 5.75%, 07/01/13	2,171
5,000	CONS, Series A, Rev., FSA-CR, 5.75%, 07/01/13	5,613
3,000	Series A, Rev., FGIC, 5.13%, 07/01/10 (p)	3,168
3,020	New York State Dormitory Authority, State University Dorm Facilities, Series B, Rev., MBIA, 5.25%, 07/01/15	3,323
2,575	New York State Environmental Facilities Corp., Municipal Water Financing Authority, Series B, Rev., SUB, 5.00%, 06/15/16	2,787
	New York State Environmental Facilities Corp., Revolving Funds, New York City Municipal Water Project,
9,345	Series D, Rev., 5.38%, 06/15/12	10,128
14,405	Series E, Rev., 5.38%, 06/15/12	15,612
	New York State Urban Development Corp., Personal Income Tax, State Facilities,
4,330	Series A, Rev., 5.38%, 03/15/12 (p)	4,694
26,000	Port Authority of New York & New Jersey, 93rd Series, Rev., GO, 6.13%, 06/01/24 (m)	31,268
10	Rome City School District, GO, FGIC, ST AID WITHHLDG, 5.00%, 06/15/12	11
6,000	Tobacco Settlement Financing Authority, Series C-1, Rev., 5.50%, 06/01/13	6,496
3,000	Tobacco Settlement Financing Authority, Asset Backed, Series A-1, Rev., 5.50%, 06/01/13	3,260
1,900	Utica IDA, Civil Facilities, Munson-Williams-Proctor Institution, Series A, Rev., 5.38%, 07/15/09	2,007
		162,660
	North Carolina — 1.1%
6,600	City of Charlotte, GO, 5.50%, 06/01/10 (p)	7,152
4,400	Cumberland County, GO, 5.70%, 03/01/10 (p)	4,780
35	North Carolina Housing Finance Agency, Single Family, Series FF, Rev., AMT, FHA, 6.25%, 10/10/06	37
		11,969
	North Dakota — 1.1%
4,325	City of Bismarck, Healthcare Facilities, St. Alexius Medical Center, Series A, Rev., FSA, 5.25%, 07/01/08	4,501
5,000	Mercer County Pollution Control, Antelope Valley Station, Rev., AMBAC, 7.20%, 06/30/13	5,738
1,300	North Dakota State Water Commission, Water Development & Management Program, Series A, Rev., MBIA, 5.00%, 08/01/15	1,399
		11,638
	Ohio — 3.4%
1,220	City of Cincinnati, Various Purpose, Series A, GO, 5.00%, 12/01/15	1,304
7,000	City of Cleveland, Cleveland Stadium Project, COP, AMBAC, 5.25%, 11/15/07	7,255

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Ohio — Continued
1,500	Chillicothe City School District, School Improvement, GO, FGIC, ST AID WITHHLDG, 5.25%, 12/01/14	1,630
800	Cleveland-Cuyahoga County Port Authority, Building Funding Program, Columbia National, Series D, Rev., 5.00%, 11/15/15	800
2,055	Cleveland-Cuyahoga County Port Authority, Port Development Cleveland Bond Fund, Series C, Rev., 5.95%, 05/15/12	2,175
2,965	Hamilton County, Sales Tax, Series B, Rev., AMBAC, 5.75%, 12/01/10	3,202
1,395	Indian Hill Exempt Village School District, School Improvement, GO, 5.00%, 12/01/17	1,531
3,000	Lucas County, Hospital, Promedica Healthcare Obligation Group, Rev., AMBAC, 5.63%, 11/15/09	3,189
4,000	Ohio Air Quality Development Authority, Ohio Edison Project, Series A, Rev., Adj., AMBAC, 3.25%, 10/10/06	3,964
5,635	RiverSouth Authority, RiverFront Area Development, Series A, Rev., 5.25%, 06/01/14	6,071
1,055	RiverSouth Authority, RiverSouth Area Development, Series A, Rev., 5.00%, 12/01/14	1,157
	Toledo-Lucas County, Port Authority, Northwest Bond Fund,
1,535	Series A, Rev., 6.00%, 05/15/11	1,590
1,650	Series C, Rev., LOC: Fifth Third Bank, 6.38%, 11/15/13	1,795
930	Toledo-Lucas County, Port Authority, Northwest Bond Fund, Woodsage Project, Series B, Rev., 5.40%, 05/15/14	967
		36,630
	Oklahoma — 0.1%
505	Oklahoma Housing Finance Agency, Single Family Housing, Series B-2, Rev., AMT, GNMA/FNMA COLL, 6.80%, 09/01/09	518
	Oregon — 0.6%
1,215	Tri-County Metropolitan Transportation District, Limited Tax Pledge, Series A, Rev., FSA, 5.00%, 09/01/15	1,318
5,000	Washington County Unified Sewerage Agency, Senior Lien, Series A, Rev., FGIC, 5.75%, 10/01/10	5,404
		6,722
	Pennsylvania — 0.9%
2,375	Delaware River Port Authority of Pennsylvania & New Jersey, Rev., FSA, 5.63%, 01/01/10	2,518
6,500	Pennsylvania IDA, Economic Development, Rev., AMBAC, 5.50%, 07/01/12	7,118
		9,636
	Puerto Rico — 2.9%
5,655	Commonwealth of Puerto Rico, GO, MBIA, 6.00%, 07/01/16	6,670
1,875	Commonwealth of Puerto Rico, Public Improvement, Series C, GO, Adj., MBIA, 5.00%, 07/01/28	1,921
	Puerto Rico Electric Power Authority,
10,000	Series KK, Rev., MBIA, 5.50%, 07/01/15 (m)	11,281
3,880	Series Y, Rev., MBIA, 7.00%, 07/01/07	3,987
5,000	Puerto Rico Highway & Transportation Authority, Series B, Rev., 6.00%, 07/01/10 (p)	5,460
1,630	Puerto Rico Public Buildings Authority, Government Facilities, Series A, Rev., AMBAC, 6.25%, 07/01/11	1,818
		31,137
	South Carolina — 1.9%
1,565	Berkeley County, Water & Sewer, Rev., MBIA, 5.25%, 06/01/13 (p)	1,707
290	Berkeley County, Water & Sewer, Unrefunded Balance, Rev., MBIA, 5.25%, 06/01/13	313
1,000	Charleston County, Transition Sales Tax, GO, ST AID WITHHLDG, 5.00%, 11/01/15	1,072
2,450	Charleston Educational Excellence Finance Corp., Charleston County School District Project, Rev., 5.00%, 12/01/14	2,598
4,100	Georgetown County School District, GO, 5.75%, 03/01/11 (p)	4,457
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.75%, 01/01/20 (p)	4,976
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., FGIC, 6.75%, 01/01/20	5,796
		20,919
	South Dakota — 0.9%
	Heartland Consumers Power District, Electric,
3,476	Rev., 6.38%, 01/01/16 (p)	3,891
2,475	Rev., 7.00%, 01/01/16 (p)	2,807
2,500	Rev., FSA, 6.00%, 01/01/17	2,919
		9,617

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   59

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Tennessee — 0.7%
1,000	City of Franklin, GO, 5.00%, 04/01/23	1,106
	Knox County Health Educational & Housing Facilities Board, Fort Sanders Alliance,
1,360	Rev., MBIA, 7.25%, 01/01/09	1,467
1,300	Rev., MBIA, 7.25%, 01/01/10	1,441
3,000	Metropolitan Government Nashville & Davidson County, Rev., FGIC, 5.20%, 01/01/13	3,259
		7,273
	Texas — 3.3%
445	City of Austin, Certificates of Obligation, GO, MBIA, 5.00%, 09/01/14	476
	City of Austin, Town Lake Park Community Events,
1,360	Rev., FGIC, 5.00%, 11/15/14	1,473
1,590	Rev., FGIC, 5.00%, 11/15/15	1,722
1,080	City of Austin, Water & Wastewater, Series A, Rev., AMBAC, 5.00%, 11/15/14	1,158
6,000	City of Brownsville, Priority Refunding, Utilities, Rev., MBIA, 6.25%, 09/01/14 (p)	6,701
3,385	City of Pharr, Series B, GO, MBIA, 5.00%, 08/15/15	3,641
3,085	City of Lewisville Combination Contract, Special Assessment, Capital Improvement District 2 GO, ACA, 5.88%, 09/01/12	3,294
4,250	City of San Antonio, Series 2000, Rev., 5.00%, 02/01/17 (p)	4,555
3,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., FGIC, 5.50%, 11/01/11	3,192
3,000	Harris County, GO, 5.00%, 10/01/11	3,178
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.51%, 10/01/19 (p)	1,677
3,220	Midtown Redevelopment Authority, Tax Allocation, AMBAC, 5.00%, 01/01/15	3,398
1,085	Travis County, GO, 5.25%, 03/01/17	1,194
		35,659
	Utah — 0.2%
400	Utah Housing Finance Agency, Single Family Mortgage, Senior Issue, Series A-2, Rev., FHA, 6.25%, 01/01/07	410
1,315	Utah State Board of Regents, Lease, Dixie College, Series A, Rev., AMBAC, 5.50%, 05/01/09 (p)	1,378
		1,788
	Virginia — 0.7%
3,395	City of Lynchburg, Public Improvement, GO, 5.00%, 06/01/14	3,647
4,140	City of Norfolk, Water Rev., MBIA, 5.88%, 10/10/06	4,230
		7,877
	Washington — 2.3%
5,000	City of Seattle, Municipal Light & Power, Rev., MBIA-IBCC, 6.00%, 10/01/09 (p)	5,394
7,000	Energy Northwest, Columbia Generating Station, Series B, Rev., MBIA, 5.50%, 07/01/09	7,305
5,000	Energy Northwest, Project No. 1, Series A, Rev., MBIA, 5.50%, 07/01/12	5,461
145	State of Washington, Unrefunded Balance, Series A, GO, 6.75%, 02/01/07	147
150	Washington Public Power Supply System, Series B, Rev., 7.25%, 07/01/09 (p)	159
15	Washington Public Power Supply System, Unrefunded Balance, Series B, Rev., 7.25%, 07/01/09	16
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.50%, 10/01/22	6,242
		24,724
	West Virginia — 0.3%
	West Virginia Water Development Authority, Loan Program II,
1,850	Series A-II, Rev., FGIC, 5.00%, 11/01/15	1,939
1,635	Series B-II, Rev., FGIC, 5.00%, 11/01/15	1,713
		3,652
	Wisconsin — 0.4%
4,190	Wisconsin Health & Educational Facilities Authority, Froedert & Community, Rev., 5.63%, 10/01/11 (p)	4,586
	Total Long-Term Investments (Cost $1,004,286)	1,067,305

SHARES
Short-Term Investment — 0.6%
	Investment Company — 0.6%
6,473	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $6,473)	6,473
	Total Investments — 99.5% (Cost $1,010,759)	1,073,778
	Other Assets in Excess of Liabilities — 0.5%	5,901
	NET ASSETS — 100.0%	$1,079,679

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

Futures Contracts

(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	Description	Expiration Date	Notional Value	Unrealized Depreciation
Short Futures Outstanding (244)	U.S. Treasury Bond	September 2006	$(27,099)	$(125)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   61

JPMorgan West Virginia Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Municipal Bonds — 99.5%
	California — 2.2%
2,000	State of California, GO, 5.00%, 09/01/16	2,165
	Delaware — 2.2%
2,000	State of Delaware, GO, 5.00%, 08/01/14	2,172
	Illinois — 2.7%
2,420	Cook County School District No. 99-Cicero, Series C, GO, FSA, 5.00%, 12/01/15	2,627
	Kansas — 2.4%
3,225	Labette County, Single Family Mortgage, Rev., Zero Coupon, 12/01/14 (m) (p)	2,323
	Maryland — 0.8%
1,870	Prince Georges County Housing Authority, Capital Appreciation, Foxglenn Apartments, Series A, Rev., GNMA COLL, Zero Coupon, 09/22/06	767
	Minnesota — 2.3%
2,000	State of Minnesota, GO, 5.00%, 06/01/16	2,194
	Puerto Rico — 2.6%
2,400	Commonwealth of Puerto Rico, GO, 5.75%, 07/01/07	2,479
	West Virginia — 84.3%
1,525	Brooke Pleasants, Tyler & Wetzel Counties, Single Family Mortgage, Rev., 7.40%, 08/15/10 (m) (p)	1,733
555	City of Charleston, Building Commission, Center for Arts & Science Project, Rev., 5.30%, 06/01/09 (i)	577
1,120	City of Charleston, Urban Renewal Authority, Diamond Project, Series A, Rev., FSA, 5.75%, 12/15/09	1,210
	City of Clarksburg, Capital Appreciation, Water Improvement,
1,020	Rev., FSA-CR, RADIAN-IBCC, Zero Coupon, 09/01/08	947
1,000	Rev., FSA-CR, RADIAN-IBCC, Zero Coupon, 09/01/11	826
	City of Fairmont, Waterworks,
790	Rev., MBIA, 5.30%, 07/01/07	816
925	Rev., MBIA, 5.50%, 07/01/07	956
1,430	City of Parkersburg, Water Works & Sewer System, Series A, Rev., FGIC, 5.00%, 08/01/15	1,528
1,000	City of Wheeling, Waterworks & Sewer System, Rev., FGIC, 5.40%, 06/01/07	1,013
2,000	Harrison County, Board of Education, GO, FGIC, 6.40%, 05/01/07 (p)	2,037
1,770	Harrison County, County Commission, Series A, SO, 6.25%, 05/15/10 (p)	1,892
735	Jackson County Residential Mortgage, Rev., FGIC, 7.38%, 06/01/10 (p)	829
1,000	Jefferson County Board of Education, Public School, GO, 5.25%, 07/01/09	1,045
3,260	Kanawha, Mercer and Nicholas Counties, Single Family Mortgage, Rev., Zero Coupon, 02/01/15 (p)	2,155
5,550	Kanawha-Putnam County, Single Family Mortgage, Series A, Rev., Zero Coupon, 12/01/16 (p)	3,614
1,065	Marion County, Single Family Mortgage, Rev., FGIC, PRIV MTGS, 7.38%, 08/01/11 (p)	1,236
430	Marshall County, SO, 6.50%, 05/15/10 (p)	458
1,000	Pleasants County Industrial Development, Potomac Power, Series C, Rev., MBIA-IBCC, 6.15%, 10/10/06	1,018
1,750	Pleasants County Industrial Development, West Penn Power, Series C, Rev., AMBAC, MBIA, 6.15%, 10/10/06	1,782
2,000	Raleigh, Fayette & Nicholas Counties, SO, 6.25%, 08/01/11 (p)	2,200
	State of West Virginia,
1,000	GO, FGIC, 5.25%, 06/01/08	1,028
1,000	Series B, AMT, GO, FGIC, 5.80%, 11/01/06	1,023
1,000	Series B, AMT, GO, FGIC, 5.85%, 11/01/06	1,023
	State of West Virginia, Capital Appreciation, Infrastructure,
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/13	754
1,000	Series A, GO, FGIC, Zero Coupon, 11/01/14	720
1,075	State of West Virginia, Infrastructure, Series B, AMT, GO, FGIC, 5.75%, 11/01/12	1,176
	State of West Virginia, State Roads,
1,500	GO, 5.20%, 06/01/09 (p)	1,577
2,000	GO, 5.75%, 06/01/09 (p)	2,130
1,000	GO, FGIC, 5.00%, 06/01/15	1,066
970	GO, FGIC, 5.50%, 06/01/10 (p)	1,042
1,075	GO, FSA, 5.25%, 06/01/09 (p)	1,131
1,000	West Virginia Economic Development Authority, Capitol Parking Garage Project, Rev., AMBAC, 5.63%, 06/01/09	1,068
1,000	West Virginia Economic Development Authority, Correctional Juvenile, Series A, Rev., MBIA, 5.50%, 06/01/12	1,098
500	West Virginia Economic Development Authority, Department of Environmental Protection, Rev., 4.00%, 11/01/09	506

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	West Virginia — Continued
	West Virginia Higher Education Policy Commission, University Facilities,
1,500	Series A, Rev., MBIA, 5.00%, 04/01/12	1,599
1,050	Series B, Rev., FGIC, 5.00%, 04/01/14	1,116
	West Virginia School Building Authority, Capital Improvement,
1,000	Rev., AMBAC, 4.00%, 07/01/07	1,015
2,825	Rev., AMBAC, 5.50%, 07/01/07	2,921
3,500	Series B, Rev., FSA, 5.40%, 07/01/17 (m)	3,616
	West Virginia State Building Commission, Regional Jail,
1,990	Series A, Rev., AMBAC, 5.25%, 07/01/12	2,147
3,465	Series A, Rev., MBIA, 5.25%, 07/01/07	3,574
	West Virginia State Higher Education, Interim Governing Board University, Marshall University,
3,040	Series A, Rev., FGIC, 5.25%, 05/01/11	3,228
1,480	West Virginia State Hospital Finance Authority, Series A, Rev., AMBAC, 5.00%, 06/01/15	1,602
1,000	West Virginia State Hospital Finance Authority, Camden Clark Memorial Hospital, Series A, Rev., FSA, 5.25%, 02/15/14	1,075
895	West Virginia State Hospital Finance Authority, Charleston Area Medical Center, Series A, Rev., 6.50%, 09/01/16 (p)	1,068
	West Virginia State Parkway Economic Development & Tourism Authority,
1,000	Rev., FGIC, 5.25%, 05/15/16	1,107
2,000	Rev., FGIC, 5.25%, 05/15/19	2,247
	West Virginia University, University Projects,
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/16	673
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/17	640
1,000	Series A, Rev., AMBAC, Zero Coupon, 04/01/18	608
1,000	Series B, Rev., FGIC, 5.00%, 10/01/14	1,064
	West Virginia Water Development Authority,
1,200	Series A, Rev., AMBAC, 5.50%, 10/01/13 (p)	1,340
620	Series A, Rev., FSA, 5.35%, 10/01/10 (p)	661
770	Series A, Rev., FSA, 5.40%, 10/01/10 (p)	822
	West Virginia Water Development Authority, Loan Program II,
1,125	Series A-II, Rev., FGIC, 5.00%, 11/01/15	1,208
2,275	Series B, Rev., AMBAC, 5.00%, 11/01/12	2,440
1,000	Series B, Rev., AMBAC, 5.00%, 11/01/13	1,080
1,420	West Virginia Water Development Authority, Loan Program IV, Series A, Rev., FSA, 5.00%, 11/01/15	1,525
		81,590
	Total Municipal Bonds (Cost $91,970)	96,317

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
1,876	JPMorgan Tax Free Money Market Fund (b) (m) (Cost $1,876)	1,876
	Total Investments — 101.4% (Cost $93,846)	98,193
	Liabilities in Excess of Other Assets — (1.4)%	(1,386)
	NET ASSETS — 100.0%	$96,807

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   63

JPMorgan Municipal Bond Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

ABBREVIATIONS:

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(d)	—	Defaulted Security.

(g)	—	Amount rounds to less than 0.1%.

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	—	All or a portion of this security is segregated for current or potential holdings of futures, swaps, options, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(p)	—	Security is prerefunded or escrowed to maturity. The maturity date shown is the earlier of the reset date and the date of the prerefunded call.

ACA	—	Insured by American Capital Access

ACA-CBI	—	ACA Certificate of Bond Insurance

Adj.	—	Adjustable. The interest rate shown is the rate in effect at August 31, 2006.

AMBAC	—	American Municipal Bond Assurance Corp.

AMT	—	Alternative Minimum Tax Paper

BIG	—	Bond Investment Guarantee

CA MTG INS	—	California Mortgage Insurance

CA ST MTG	—	California State Mortgage

CBI	—	Cumulative Book Index

CIFG	—	Capitalized Interest Financial Guaranty

COLL	—	Collateral

CONS	—	Consolidated Bonds

COP	—	Certificates of Participation

EDA	—	Economic Development Authority

FGIC	—	Financial Guaranty Insurance Co.

FGIC-TCRS	—	FGIC Transferable Custodial Receipts

FHA	—	Federal Housing Authority

FHLMC	—	Federal Home Loan Mortgage Corporation

FNMA	—	Federal National Mortgage Association

FNMA COLL	—	FNMA Collateral

FSA	—	Financial Security Assurance

FSA-CR	—	FSA Custodial Receipts

GAN	—	Grant Anticipation Notes

GNMA	—	Government National Mortgage Association

GO	—	General Obligation Bond

GO OF AGY	—	General Obligation of Agency

GO OF AUTH	—	General Obligation of Authority

GO OF INSTN	—	General Obligation of Institution

GO OF UNIV	—	General Obligation of University

GTD	—	Guaranteed

GTD STD LNS	—	Guaranteed Student Loans

IBCC	—	Insured Bond Custodial Certificates

ICR	—	Insured Custodial Receipts

IDA	—	Industrial Development Authority

IDR	—	Industrial Development Revenue

IMI	—	Investors Mortgage Insurance Company

LIQ	—	Liquidity Agreement

LOC	—	Letter of Credit

MBIA	—	Municipal Bond Insurance Association

MGIC	—	Mortgage Guaranty Insurance Corporation

MTGS	—	Mortgages

PCR	—	Pollution Control Revenue

POOL INS	—	Pool Insurance

PRIV MTGS	—	Private Mortgages

PSF-GTD	—	Permanent School Fund Guaranteed

Q-SBLF	—	Qualified School Board Loan Fund

RADIAN	—	Radian Asset Assurance

RADIAN-IBCC	—	Radian Insured Bond Custodial Certificate

Rev.	—	Revenue Bond

SCSDE	—	South Carolina School District Enhancement

SD CRED PROG	—	School District Credit Program

SO	—	Special Obligation

ST AID WITHHLDG	—	State Aid Withholding

SUB	—	Step Up Bond

TCRS	—	Transferable Custodial Receipts

VA	—	Veterans Administration

VEREX	—	Verex Assurance Inc.

XLCA	—	XL Capital Assurance

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   65

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited)

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund		Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$136,215		$93,806		$81,527
Investments in affiliates, at value	1,278		985		1,090
Total investment securities, at value	137,493		94,791		82,617
Cash	—	(b)	—	(b)	—
Receivables:
Investment securities sold	3,177		—		—
Fund shares sold	243		590		188
Interest and dividends	1,595		992		1,042
Prepaid expenses and other assets	1		1		1
Total Assets	142,509		96,374		83,848

LIABILITIES:
Payables:
Dividends	362		288		170
Investment securities purchased	3,301		—		—
Fund shares redeemed	143		603		224
Accrued liabilities:
Investment advisory fees	35		24		21
Administration fees	12		8		5
Shareholder servicing fees	15		9		8
Distribution fees	10		6		13
Custodian and accounting fees	6		5		6
Trustees’ and Officers’ fees	—	(b)	—	(b)	1
Other	23		26		34
Total Liabilities	3,907		969		482
Net Assets	$138,602		$95,405		$83,366

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund	Louisiana Municipal Bond Fund
NET ASSETS:
Paid in capital	$133,905	$91,274	$79,494
Accumulated undistributed (distributions in excess of) net investment income	(13)	(8)	(8)
Accumulated net realized gains (losses)	431	(1,199)	(1,111)
Net unrealized appreciation (depreciation)	4,279	5,338	4,991
Total Net Assets	$138,602	$95,405	$83,366

Net Assets:
Class A	$33,830	$11,580	$40,368
Class B	1,954	5,597	6,912
Class C	2,275	—	—
Select Class	100,543	78,228	36,086
Total	$138,602	$95,405	$83,366

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,539	1,146	4,048
Class B	203	558	693
Class C	236	—	—
Select Class	10,420	7,754	3,620

Net Asset Value
Class A — Redemption price per share	$9.56	$10.10	$9.97
Class B — Offering price per share (a)	$9.65	$10.03	$9.98
Class C — Offering price per share (a)	$9.63	$—	$—
Select Class — Offering and redemption price per share	$9.65	$10.09	$9.97
Class A Maximum sales charge	3.75%	3.75%	3.75%
Class A Maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$9.93	$10.49	$10.36

Cost of investments	$133,214	$89,453	$77,626

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   67

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Michigan Municipal Bond Fund		Municipal Income Fund	Ohio Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$294,564		$1,432,520	$205,699
Investments in affiliates, at value	5,937		13,520	1,889
Total investment securities, at value	300,501		1,446,040	207,588
Receivables:
Investment securities sold	—		5,665	—
Fund shares sold	355		3,868	1,206
Interest and dividends	3,889		16,693	2,300
Prepaid expenses and other assets	1		6	1
Total Assets	304,746		1,472,272	211,095

LIABILITIES:
Payables:
Dividends	707		3,619	389
Investment securities purchased	8,385		21,392	—
Fund shares redeemed	241		2,077	571
Accrued liabilities:
Investment advisory fees	74		363	53
Administration fees	24		121	17
Shareholder servicing fees	37		200	29
Distribution fees	32		64	40
Custodian and accounting fees	8		14	6
Trustees’ and Officers’ fees	—	(b)	1	—	(b)
Other	35		56	39
Total Liabilities	9,543		27,907	1,144
Net Assets	$295,203		$1,444,365	$209,951

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
NET ASSETS:
Paid in capital	$293,179	$1,460,118	$205,436
Accumulated undistributed (distributions in excess of) net investment income	(12)	(36)	— (b)
Accumulated net realized gains (losses)	(9,344)	(30,385)	(4,260)
Net unrealized appreciation (depreciation)	11,380	14,668	8,775
Total Net Assets	$295,203	$1,444,365	$209,951

Net Assets:
Class A	$66,600	$107,747	$70,472
Class B	24,301	43,009	33,746
Class C	2,911	20,525	4,912
Select Class	201,391	1,273,084	100,821
Total	$295,203	$1,444,365	$209,951

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	6,261	11,018	6,493
Class B	2,389	4,423	3,088
Class C	287	2,113	451
Select Class	18,953	130,831	9,334

Net Asset Value
Class A — Redemption price per share	$10.64	$9.78	$10.85
Class B — Offering price per share (a)	$10.17	$9.72	$10.93
Class C — Offering price per share (a)	$10.16	$9.72	$10.90
Select Class — Offering and redemption price per share	$10.63	$9.73	$10.80
Class A Maximum sales charge	3.75%	3.75%	3.75%
Class A Maximum public offering price per share (net asset value per share/100% – maximum sales charge)	$11.05	$10.16	$11.27
Cost of investments	$289,121	$1,431,372	$198,813

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   69

STATEMENTS OF ASSETS AND LIABILITIES
AS OF AUGUST 31, 2006 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Short Term Municipal Bond Fund	Tax Free Bond Fund		West Virginia Municipal Bond Fund
ASSETS:
Investments in non-affiliates, at value	$319,557	$1,067,305		$96,317
Investments in affiliates, at value	—	6,473		1,876
Total investment securities, at value	319,557	1,073,778		98,193
Cash	—	—	(b)	—	(b)
Receivables:
Investment securities sold	4,000	7,695		—
Fund shares sold	240	923		164
Interest and dividends	3,534	13,833		1,031
Prepaid expenses and other assets	3	3		1
Total Assets	327,334	1,096,232		99,389

LIABILITIES:
Payables:
Due to custodian	1,716	—		—
Dividends	558	3,470		295
Investment securities purchased	—	10,606		2,182
Fund shares redeemed	651	1,819		29
Variation margin on futures contracts	—	84		—
Interfund lending	402	—		—
Accrued liabilities:
Investment advisory fees	70	276		25
Administration fees	25	80		8
Shareholder servicing fees	42	123		9
Distribution fees	37	32		7
Custodian and accounting fees	10	23		6
Trustees’ and Officers’ fees	1	26		—	(b)
Other	38	14		21
Total Liabilities	3,550	16,553		2,582
Net Assets	$323,784	$1,079,679		$96,807

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
NET ASSETS:
Paid in capital	$328,610	$1,014,560	$94,035
Accumulated undistributed (distributions in excess of) net investment income	(9)	1	(3)
Accumulated net realized gains (losses)	(2,092)	2,224	(1,572)
Net unrealized appreciation (depreciation)	(2,725)	62,894	4,347
Total Net Assets	$323,784	$1,079,679	$96,807

Net Assets:
Class A	$57,000	$112,053	$11,319
Class B	10,795	12,290	6,884
Class C	27,333	—	—
Select Class	228,656	955,336	78,604
Total	$323,784	$1,079,679	$96,807

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	5,638	8,813	1,124
Class B	1,059	969	685
Class C	2,682	—	—
Select Class	22,549	75,299	7,887

Net Asset Value
Class A — Redemption price per share	$10.11	$12.71	$10.07
Class B — Offering price per share (a)	$10.19	$12.68	$10.06
Class C — Offering price per share (a)	$10.19	$—	$—
Select Class — Offering and redemption price per share	$10.14	$12.69	$9.97
Class A Maximum sales charge	2.25%	3.75%	3.75%
Class A Maximum public offering price per share (net asset value per share/100% — maximum sales charge)	$10.34	$13.21	$10.46

Cost of investments	$322,282	$1,010,759	$93,846

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   71

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

	Arizona Municipal Bond Fund	Kentucky Municipal Bond Fund		Louisiana Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$3,307	$2,403		$2,071
Dividend income from affiliates (a)	21	9		23
Total investment income	3,328	2,412		2,094

EXPENSES:
Investment advisory fees	209	149		128
Administration fees	71	50		43
Distribution fees:
Class A	42	16		51
Class B	8	26		29
Class C	8	—		—
Shareholder servicing fees:
Class A	42	16		51
Class B	3	9		10
Class C	3	—		—
Select Class	127	100		47
Custodian and accounting fees	15	14		14
Interest expense	2	4		1
Professional fees	18	16		17
Trustees’ and Officers’ fees	1	—	(b)	—	(b)
Printing and mailing costs	2	4		4
Registration and filing fees	13	10		9
Transfer agent fees	18	14		21
Other	6	4		3
Total expenses	588	432		428
Less amounts waived	(85)	(68)		(71)
Less earnings credits	— (b)	—	(b)	—	(b)
Less expense reimbursements for legal matters	— (b)	—	(b)	—	(b)
Net expenses	503	364		357
Net investment income (loss)	2,825	2,048		1,737

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	487	4		50
Change in net unrealized appreciation (depreciation) of investments	(1,042)	(580)		(428)
Net realized/ unrealized gains (losses)	(555)	(576)		(378)
Change in net assets resulting from operations	$2,270	$1,472		$1,359

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	Michigan Municipal Bond Fund	Municipal Income Fund	Ohio Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$6,962	$28,048	$4,970
Dividend income	—	514	—
Dividend income from affiliates (a)	58	717	20
Total investment income	7,020	29,279	4,990

EXPENSES:
Investment advisory fees	433	2,004	312
Administration fees	146	675	105
Distribution fees:
Class A	87	138	90
Class B	95	186	139
Class C	10	88	15
Shareholder servicing fees:
Class A	87	138	90
Class B	32	62	47
Class C	3	29	5
Select Class	239	1,441	118
Custodian and accounting fees	15	48	18
Interest expense	1	— (b)	4
Professional fees	18	28	19
Trustees’ and Officers’ fees	2	9	1
Printing and mailing costs	6	27	8
Registration and filing fees	23	28	11
Transfer agent fees	27	21	34
Other	7	20	6
Total expenses	1,231	4,942	1,022
Less amounts waived	(143)	(540)	(94)
Less earnings credits	— (b)	(15)	(1)
Less expense reimbursements for legal matters	(1)	(2)	(1)
Net expenses	1,087	4,385	926
Net investment income (loss)	5,933	24,894	4,064

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments	398	(1,469)	102
Change in net unrealized appreciation (depreciation) of investments	(1,820)	2,109	(705)
Net realized/unrealized gains (losses)	(1,422)	640	(603)
Change in net assets resulting from operations	$4,511	$25,534	$3,461

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   73

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2006 (Unaudited)

(Amounts in thousands)

	Short Term Municipal Bond Fund	Tax Free Bond Fund	West Virginia Municipal Bond Fund
INVESTMENT INCOME:
Interest income	$5,862	$27,287	$2,291
Dividend income from affiliates (a)	141	340	41
Total investment income	6,003	27,627	2,332

EXPENSES:
Investment advisory fees	455	1,737	144
Administration fees	184	585	48
Distribution fees:
Class A	78	138	12
Class B	45	49	28
Class C	117	—	—
Shareholder servicing fees:
Class A	78	138	12
Class B	15	16	9
Class C	39	—	—
Select Class	323	1,293	99
Custodian and accounting fees	17	33	14
Interest expense	2	— (b)	—
Professional fees	18	26	17
Trustees’ and Officers’ fees	3	9	1
Printing and mailing costs	9	45	2
Registration and filing fees	26	27	10
Transfer agent fees	31	64	14
Other	7	17	4
Total expenses	1,447	4,177	414
Less amounts waived	(201)	(664)	(66)
Less earnings credits	(2)	(4)	— (a)
Less expense reimbursements for legal matters	(1)	(1)	— (a)
Net expenses	1,243	3,508	348
Net investment income (loss)	4,760	24,119	1,984

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	(205)	1,204	70
Futures	—	(142)	—
Net realized gain (loss)	(205)	1,062	70
Change in net unrealized appreciation (depreciation) of:
Investments	523	(6,748)	(422)
Futures	—	(113)	—
Net change in net unrealized appreciation (depreciation)	523	(6,861)	(422)
Net realized/unrealized gains (losses)	318	(5,799)	(352)
Change in net assets resulting from operations	$5,078	$18,320	$1,632

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. See Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund			Kentucky Municipal Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$2,825	$3,663	$5,784	$2,048	$2,840	$4,558
Net realized gain (loss)	487	(56)	418	4	19	108
Change in net unrealized appreciation (depreciation)	(1,042)	(2,974)	880	(580)	(2,323)	1,278
Change in net assets resulting from operations	2,270	633	7,082	1,472	536	5,944

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(669)	(789)	(844)	(243)	(393)	(584)
From net realized gains	—	(90)	—	—	—	—
Class B
From net investment income	(36)	(47)	(69)	(114)	(185)	(313)
From net realized gains	—	(6)	—	—	—	—
Class C
From net investment income	(35)	(28)	(3)	—	—	—
From net realized gains	—	(4)	—	—	—	—
Select Class
From net investment income	(2,095)	(2,795)	(4,902)	(1,699)	(2,258)	(3,702)
From net realized gains	—	(282)	—	—	—	—
Total distributions to shareholders	(2,835)	(4,041)	(5,818)	(2,056)	(2,836)	(4,599)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,032)	4,822	(8,710)	(7,801)	(6,787)	(8,213)

NET ASSETS:
Change in net assets	(1,597)	1,414	(7,446)	(8,385)	(9,087)	(6,868)
Beginning of period	140,199	138,785	146,231	103,790	112,877	119,745
End of period	$138,602	$140,199	$138,785	$95,405	$103,790	$112,877
Accumulated undistributed (distributions in excess of) net investment income	$(13)	$(3)	$(7)	$(8)	$— (c)	$(4)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	Louisiana Municipal Bond Fund			Michigan Municipal Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$1,737	$2,544	$4,302	$5,933	$7,673	$11,442
Net realized gain (loss)	50	181	249	398	241	437
Change in net unrealized appreciation (depreciation)	(428)	(2,805)	1,248	(1,820)	(5,798)	1,541
Change in net assets resulting from operations	1,359	(80)	5,799	4,511	2,116	13,420

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(817)	(1,225)	(2,151)	(1,359)	(1,998)	(3,201)
Class B
From net investment income	(130)	(217)	(400)	(449)	(664)	(1,125)
Class C
From net investment income	—	—	—	(50)	(44)	(6)
Select Class
From net investment income	(792)	(1,101)	(1,795)	(4,084)	(4,983)	(7,217)
Total distributions to shareholders	(1,739)	(2,543)	(4,346)	(5,942)	(7,689)	(11,549)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(4,678)	(16,197)	(12,457)	13,139	7,975	(4,521)

NET ASSETS:
Change in net assets	(5,058)	(18,820)	(11,004)	11,708	2,402	(2,650)
Beginning of period	88,424	107,244	118,248	283,495	281,093	283,743
End of period	$83,366	$88,424	$107,244	$295,203	$283,495	$281,093
Accumulated undistributed (distributions in excess of) net investment income	$(8)	$(6)	$(7)	$(12)	$(3)	$13

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Municipal Income Fund			Ohio Municipal Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$24,894	$25,050	$36,679	$4,064	$5,527	$8,725
Net realized gain (loss)	(1,469)	(2,019)	(695)	102	156	239
Change in net unrealized appreciation (depreciation)	2,109	(10,058)	15,419	(705)	(4,271)	2,098
Change in net assets resulting from operations	25,534	12,973	51,403	3,461	1,412	11,062

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,910)	(2,863)	(4,711)	(1,394)	(1,983)	(2,900)
Class B
From net investment income	(720)	(1,214)	(2,575)	(603)	(922)	(1,644)
Class C
From net investment income	(339)	(591)	(1,223)	(70)	(48)	(3)
Select Class
From net investment income	(21,944)	(20,031)	(29,638)	(1,985)	(2,570)	(4,240)
Total distributions to shareholders	(24,913)	(24,699)	(38,147)	(4,052)	(5,523)	(8,787)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	202,485	341,539	(128,374)	(451)	(10,774)	(17,344)

NET ASSETS:
Change in net assets	203,106	329,813	(115,118)	(1,042)	(14,885)	(15,069)
Beginning of period	1,241,259	911,446	1,026,564	210,993	225,878	240,947
End of period	$1,444,365	$1,241,259	$911,446	$209,951	$210,993	$225,878
Accumulated undistributed (distributions in excess of) net investment income	$(36)	$(17)	$(368)	$— (c)	$(12)	$(16)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	Short Term Municipal Bond Fund			Tax Free Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$4,760	$7,105	$12,100	$24,119	$28,199	$29,605
Net realized gain (loss)	(205)	(477)	(193)	1,062	2,535	4,752
Change in net unrealized appreciation (depreciation)	523	(2,655)	1,146	(6,861)	(18,976)	8,828
Change in net assets resulting from operations	5,078	3,973	13,053	18,320	11,758	43,185

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(775)	(1,226)	(2,301)	(2,289)	(2,748)	(2,890)
From net realized gains	—	—	—	—	(561)	(838)
Class B
From net investment income	(120)	(175)	(333)	(222)	(318)	(488)
From net realized gains	—	—	—	—	(78)	(194)
Class C
From net investment income	(310)	(531)	(1,146)	—	—	—
From net realized gains	—	—	—	—	—	—
Select Class
From net investment income	(3,541)	(5,195)	(8,402)	(21,931)	(25,661)	(26,396)
From net realized gains	—	—	—	—	(4,790)	(6,548)
Total distributions to shareholders	(4,746)	(7,127)	(12,182)	(24,442)	(34,156)	(37,354)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(55,812)	(78,226)	(77,787)	(141,986)	168,089	567,589

NET ASSETS:
Change in net assets	(55,480)	(81,380)	(76,916)	(148,108)	145,691	573,420
Beginning of period	379,264	460,644	537,560	1,227,787	1,082,096	508,676
End of period	$323,784	$379,264	$460,644	$1,079,679	$1,227,787	$1,082,096
Accumulated undistributed (distributions in excess of) net investment income	$(9)	$(23)	$(1)	$1	$324	$461

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	West Virginia Municipal Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income	$1,984	$2,649	$3,994
Net realized gain (loss)	70	100	48
Change in net unrealized appreciation (depreciation)	(422)	(2,189)	1,021
Change in net assets resulting from operations	1,632	560	5,063

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(193)	(202)	(289)
Class B
From net investment income	(125)	(188)	(314)
Select Class
From net investment income	(1,662)	(2,256)	(3,435)
Total distributions to shareholders	(1,980)	(2,646)	(4,038)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	1,150	(3,307)	(1,310)

NET ASSETS:
Change in net assets	802	(5,393)	(285)
Beginning of period	96,005	101,398	101,683
End of period	$96,807	$96,005	$101,398
Accumulated undistributed (distributions in excess of) net investment income	$(3)	$(7)	$(10)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	Arizona Municipal Bond Fund			Kentucky Municipal Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,444	$10,759	$15,852	$1,690	$1,506	$5,043
Dividends reinvested	448	553	538	166	268	417
Cost of shares redeemed	(7,881)	(4,042)	(6,379)	(4,433)	(4,232)	(2,536)
Change in net assets from Class A capital transactions	$1,011	$7,270	$10,011	$(2,577)	$(2,458)	$2,924
Class B
Proceeds from shares issued	$163	$408	$990	$36	$69	$306
Dividends reinvested	29	45	55	84	135	258
Cost of shares redeemed	(613)	(170)	(730)	(2,272)	(1,625)	(1,801)
Change in net assets from Class B capital transactions	$(421)	$283	$315	$(2,152)	(1,421)	$(1,237)
Class C
Proceeds from shares issued	$1,248	$1,510	$434	$—	$—	$—
Dividends reinvested	31	27	3	—	—	—
Cost of shares redeemed	(824)	(106)	(15)	—	—	—
Change in net assets from Class C capital transactions	$455	$1,431	$422	$—	$—	$—
Select Class
Proceeds from shares issued	$11,734	$8,778	$7,504	$3,631	$6,033	$5,949
Dividends reinvested	68	49	68	35	32	54
Cost of shares redeemed	(13,879)	(12,989)	(27,030)	(6,738)	(8,973)	(15,903)
Change in net assets from Select Class capital transactions	$(2,077)	$(4,162)	$(19,458)	$(3,072)	$(2,908)	$(9,900)

SHARE TRANSACTIONS:
Class A
Issued	889	1,109	1,606	168	148	487
Reinvested	47	57	55	17	26	40
Redeemed	(831)	(418)	(650)	(442)	(413)	(244)
Change in Class A Shares	105	748	1,011	(257)	(239)	283
Class B
Issued	17	42	99	4	7	29
Reinvested	3	5	5	8	13	25
Redeemed	(63)	(18)	(73)	(228)	(160)	(174)
Change in Class B Shares	(43)	29	31	(216)	(140)	(120)
Class C
Issued	130	154	44	—	—	—
Reinvested	3	3	— (c)	—	—	—
Redeemed	(86)	(11)	(1)	—	—	—
Change in Class C Shares	47	146	43	—	—	—
Select Class
Issued	1,223	900	754	361	592	571
Reinvested	7	5	7	3	3	5
Redeemed	(1,446)	(1,330)	(2,711)	(671)	(881)	(1,530)
Change in Select Class Shares	(216)	(425)	(1,950)	(307)	(286)	(954)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   81

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Louisiana Municipal Bond Fund			Michigan Municipal Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,678	$2,781	$3,847	$6,218	$12,290	$22,028
Dividends reinvested	533	758	1,464	1,002	1,451	2,415
Cost of shares redeemed	(4,365)	(14,276)	(11,816)	(12,129)	(18,352)	(24,703)
Change in net assets from Class A capital transactions	$(1,154)	$(10,737)	$(6,505)	$(4,909)	$(4,611)	$(260)
Class B
Proceeds from shares issued	$128	$72	$541	$466	$305	$1,218
Dividends reinvested	91	151	310	314	469	888
Cost of shares redeemed	(1,843)	(3,004)	(2,670)	(2,640)	(4,066)	(5,057)
Change in net assets from Class B capital transactions	$(1,624)	$(2,781)	$(1,819)	$(1,860)	$(3,292)	$(2,951)
Class C
Proceeds from shares issued	—	$—	$—	$1,482	$1,230	$1,135
Dividends reinvested	—	—	—	44	42	6
Cost of shares redeemed	—	—	—	(927)	(46)	(8)
Change in net assets from Class C capital transactions	$—	$—	$—	$599	$1,226	$1,133
Select Class
Proceeds from shares issued	$4,005	$1,934	$3,596	$32,678	$27,714	$22,429
Dividends reinvested	56	42	51	362	231	272
Cost of shares redeemed	(5,961)	(4,655)	(7,780)	(13,731)	(13,293)	(25,144)
Change in net assets from Select Class capital transactions	$(1,900)	$(2,679)	$(4,133)	$19,309	$14,652	$(2,443)

SHARE TRANSACTIONS:
Class A
Issued	270	276	373	587	1,142	2,010
Reinvested	54	75	142	95	135	221
Redeemed	(440)	(1,419)	(1,147)	(1,146)	(1,705)	(2,259)
Change in Class A Shares	(116)	(1,068)	(632)	(464)	(428)	(28)
Class B
Issued	13	7	52	46	29	116
Reinvested	9	15	30	31	46	85
Redeemed	(186)	(298)	(260)	(262)	(395)	(481)
Change in Class B Shares	(164)	(276)	(178)	(185)	(320)	(280)
Class C
Issued	—	—	—	147	119	109
Reinvested	—	—	—	4	4	— (c)
Redeemed	—	—	—	(91)	(4)	(1)
Change in Class C Shares	—	—	—	60	119	108
Select Class
Issued	404	192	350	3,091	2,579	2,054
Reinvested	5	4	5	34	21	25
Redeemed	(603)	(462)	(756)	(1,298)	(1,239)	(2,298)
Change in Select Class Shares	(194)	(266)	(401)	1,827	1,361	(219)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	Municipal Income Fund			Ohio Municipal Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005 (b)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,807	$14,800	$36,178	$4,633	$11,621	$14,737
Dividends reinvested	1,370	2,009	3,625	928	1,346	2,322
Cost of shares redeemed	(19,148)	(25,064)	(46,394)	(11,789)	(13,118)	(13,546)
Change in net assets from Class A capital transactions	$(8,971)	$(8,255)	$(6,591)	$(6,228)	$(151)	$3,513
Class B
Proceeds from shares issued	$306	$563	$1,914	$153	$456	$1,624
Dividends reinvested	512	869	2,021	444	682	1,369
Cost of shares redeemed	(13,562)	(14,600)	(25,147)	(6,529)	(8,841)	(11,430)
Change in net assets from Class B capital transactions	$(12,744)	$(13,168)	$(21,212)	$(5,932)	$(7,703)	$(8,437)
Class C
Proceeds from shares issued	$587	$2,036	$8,422	$2,489	$2,162	$584
Dividends reinvested	232	397	910	37	34	2
Cost of shares redeemed	(6,856)	(9,303)	(17,619)	(331)	(39)	(1)
Change in net assets from Class C capital transactions	$(6,037)	$(6,870)	$(8,287)	$2,195	$2,157	$585
Select Class
Proceeds from shares issued	$532,800	$493,593	$59,289	$17,429	$8,598	$9,328
Dividends reinvested	2,237	909	748	259	194	230
Cost of shares redeemed	(304,800)	(124,670)	(152,321)	(8,174)	(13,869)	(22,563)
Change in net assets from Select Class capital transactions	$230,237	$369,832	$(92,284)	$9,514	$(5,077)	$(13,005)

SHARE TRANSACTIONS:
Class A
Issued	907	1,507	3,642	430	1,062	1,331
Reinvested	141	205	366	86	123	209
Redeemed	(1,972)	(2,560)	(4,673)	(1,092)	(1,199)	(1,218)
Change in Class A Shares	(924)	(848)	(665)	(576)	(14)	322
Class B
Issued	32	58	194	14	41	142
Reinvested	53	89	205	41	62	122
Redeemed	(1,407)	(1,497)	(2,548)	(602)	(803)	(1,021)
Change in Class B Shares	(1,322)	(1,350)	(2,149)	(547)	(700)	(757)
Class C
Issued	61	208	852	231	196	53
Reinvested	24	41	93	3	3	— (c)
Redeemed	(711)	(955)	(1,787)	(31)	(4)	— (c)
Change in Class C Shares	(626)	(706)	(842)	203	195	53
Select Class
Issued	55,218	50,700	6,000	1,624	790	834
Reinvested	232	93	76	24	18	21
Redeemed	(31,607)	(12,788)	(15,429)	(762)	(1,275)	(2,041)
Change in Select Class Shares	23,843	38,005	(9,353)	886	(467)	(1,186)

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

(b)	Commencement of offering of Class C Shares on February 19, 2005.

(c)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   83

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Short Term Municipal Bond Fund			Tax Free Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,607	$17,356	$56,007	$23,051	$22,912	$20,391
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	—	50,210
Dividends reinvested	606	940	1,874	1,574	2,220	2,452
Cost of shares redeemed	(17,415)	(36,254)	(79,779)	(18,864)	(18,292)	(29,466)
Change in net assets from Class A capital transactions	$(10,202)	$(17,958)	$(21,898)	$5,761	$6,840	$43,587
Class B
Proceeds from shares issued	$31	$567	$937	$576	$596	$1,665
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	—	4,082
Dividends reinvested	87	126	267	158	288	558
Cost of shares redeemed	(2,360)	(3,893)	(5,647)	(2,009)	(3,043)	(3,771)
Change in net assets from Class B capital transactions	$(2,242)	$(3,200)	$(4,443)	$(1,275)	$(2,159)	$2,534
Class C
Proceeds from shares issued	$1,220	$3,787	$18,354	—	$—	$—
Dividends reinvested	267	452	1,018	—	—	—
Cost of shares redeemed	(10,202)	(20,209)	(45,247)	—	—	—
Change in net assets from Class C capital transactions	$(8,715)	$(15,970)	$(25,875)	$—	$—	$—
Select Class
Proceeds from shares issued	$42,439	$104,958	$122,729	$52,465	$102,593	$53,523
Subscription in-kind	—	—	—	—	198,635	—
Net assets acquired in a tax-free reorganization (Note 9)	—	—	—	—	—	552,348
Dividends reinvested	167	313	756	388	2,520	929
Cost of shares redeemed	(77,259)	(146,369)	(149,056)	(199,325)	(140,340)	(85,332)
Change in net assets from Select Class capital transactions	$(34,653)	$(41,098)	$(25,571)	$(146,472)	$163,408	$521,468
SHARE TRANSACTIONS:
Class A
Issued	655	1,714	5,463	1,827	1,785	1,563
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	3,855
Reinvested	60	93	184	125	173	188
Redeemed	(1,726)	(3,581)	(7,797)	(1,496)	(1,428)	(2,269)
Change in Class A Shares	(1,011)	(1,774)	(2,150)	456	530	3,337
Class B
Issued	3	56	91	46	46	128
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	314
Reinvested	9	12	26	13	23	43
Redeemed	(233)	(381)	(549)	(161)	(238)	(289)
Change in Class B Shares	(221)	(313)	(432)	(102)	(169)	196
Class C
Issued	120	371	1,780	—	—	—
Reinvested	26	44	99	—	—	—
Redeemed	(1,004)	(1,980)	(4,394)	—	—	—
Change in Class C Shares	(858)	(1,565)	(2,515)	—	—	—
Select Class
Issued	4,195	10,339	11,964	4,165	8,044	4,107
Subscription in-kind	—	—	—	—	15,628	—
Shares issued in connection with Fund reorganization (Note 9)	—	—	—	—	—	42,491
Reinvested	17	31	74	31	197	71
Redeemed	(7,637)	(14,408)	(14,549)	(15,840)	(10,988)	(6,557)
Change in Select Class Shares	(3,425)	(4,038)	(2,511)	(11,644)	12,881	40,112

_______________
(a) The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	West Virginia Municipal Bond Fund
	Six Months Ended 8/31/2006 (Unaudited)	Period Ended 2/28/2006 (a)	Year Ended 6/30/2005
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,533	$912	$1,089
Dividends reinvested	116	118	186
Cost of shares redeemed	(315)	(561)	(1,385)
Change in net assets from Class A capital transactions	$3,334	$469	$(110)
Class B
Proceeds from shares issued	$110	$43	$277
Dividends reinvested	79	123	236
Cost of shares redeemed	(1,397)	(1,029)	(2,074)
Change in net assets from Class B capital transactions	$(1,208)	$(863)	$(1,561)
Select Class
Proceeds from shares issued	$4,481	$10,277	$10,287
Dividends reinvested	19	16	164
Cost of shares redeemed	(5,476)	(13,206)	(10,090)
Change in net assets from Select Class capital transactions	$(976)	$(2,913)	$361

SHARE TRANSACTIONS:
Class A
Issued	354	89	105
Reinvested	12	12	18
Redeemed	(32)	(55)	(133)
Change in Class A Shares	334	46	(10)
Class B
Issued	11	4	27
Reinvested	8	12	23
Redeemed	(140)	(101)	(201)
Change in Class B Shares	(121)	(85)	(151)
Select Class
Issued	452	1,022	1,004
Reinvested	2	2	16
Redeemed	(554)	(1,313)	(986)
Change in Select Class Shares	(100)	(289)	34

(a)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$9.60	$0.19	$(0.04)	$0.15	$(0.19)	$—	$(0.19)
July 1, 2005 to February 28, 2006 (d)	9.84	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2005	9.76	0.38	0.09	0.47	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.19	0.38	(0.41)	(0.03)	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2003	9.84	0.39	0.36	0.75	(0.40)	—	(0.40)
Year Ended June 30, 2002	9.67	0.39	0.20	0.59	(0.42)	—	(0.42)
Year Ended June 30, 2001	9.39	0.43	0.28	0.71	(0.43)	—	(0.43)

Kentucky Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.15	0.20	(0.05)	0.15	(0.20)	—	(0.20)
July 1, 2005 to February 28, 2006 (d)	10.37	0.26	(0.22)	0.04	(0.26)	—	(0.26)
Year Ended June 30, 2005	10.26	0.39	0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.67	0.40	(0.41)	(0.01)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.32	0.40	0.36	0.76	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.20	0.43	0.13	0.56	(0.44)	—	(0.44)
Year Ended June 30, 2001	9.90	0.47	0.30	0.77	(0.47)	—	(0.47)

Louisiana Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.01	0.20	(0.04)	0.16	(0.20)	—	(0.20)
July 1, 2005 to February 28, 2006 (d)	10.27	0.26	(0.26)	—	(0.26)	—	(0.26)
Year Ended June 30, 2005	10.15	0.40	0.12	0.52	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.59	0.37	(0.44)	(0.07)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.21	0.38	0.38	0.76	(0.38)	—	(0.38)
Year Ended June 30, 2002	10.08	0.42	0.13	0.55	(0.42)	—	(0.42)
Year Ended June 30, 2001	9.74	0.45	0.34	0.79	(0.45)	—	(0.45)

Michigan Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.69	0.22	(0.06)	0.16	(0.21)	—	(0.21)
July 1, 2005 to February 28, 2006 (d)	10.90	0.29	(0.21)	0.08	(0.29)	—	(0.29)
Year Ended June 30, 2005	10.83	0.43	0.07	0.50	(0.43)	—	(0.43)
Year Ended June 30, 2004	11.30	0.45	(0.48)	(0.03)	(0.44)	—	(0.44)
Year Ended June 30, 2003	10.84	0.43	0.46	0.89	(0.43)	—	(0.43)
Year Ended June 30, 2002	10.65	0.46	0.19	0.65	(0.46)	—	(0.46)
Year Ended June 30, 2001	10.22	0.47	0.43	0.90	(0.47)	—	(0.47)

Municipal Income Fund
Six Months Ended August 31, 2006 (Unaudited)	9.79	0.18	(0.02)	0.16	(0.17)	—	(0.17)
July 1, 2005 to February 28, 2006 (d)	9.92	0.24	(0.14)	0.10	(0.23)	—	(0.23)
Year Ended June 30, 2005	9.79	0.37	0.14	0.51	(0.38)	—	(0.38)
Year Ended June 30, 2004	10.13	0.39	(0.35)	0.04	(0.38)	—	(0.38)
Year Ended June 30, 2003	9.93	0.40	0.20	0.60	(0.40)	—	(0.40)
Year Ended June 30, 2002	9.83	0.43	0.10	0.53	(0.43)	—	(0.43)
Year Ended June 30, 2001	9.49	0.46	0.34	0.80	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.56	1.58%	$33,830	0.88%		3.88%	1.01%	16%
9.60	0.37	32,964	0.88		3.82	1.01	4
9.84	4.87	26,429	0.86		3.86	0.99	5
9.76	(0.34)	16,352	0.84		3.76	0.99	11
10.19	7.73	11,576	0.84		3.91	0.99	18
9.84	6.25	9,462	0.84		4.26	0.99	12
9.67	7.72	2,746	0.84		4.46	0.99	17

10.10	1.53	11,580	0.89	(e)	3.96	1.03	3
10.15	0.42	14,245	0.88		3.85	1.04	4
10.37	4.97	17,032	0.86		3.76	1.00	3
10.26	(0.08)	13,935	0.86		3.84	1.01	5
10.67	7.48	15,593	0.86		3.86	1.01	9
10.32	5.61	13,099	0.86		4.30	1.01	15
10.20	7.90	8,906	0.86		4.64	1.01	17

9.97	1.66	40,368	0.88		4.02	1.06	5
10.01	0.05	41,687	0.89	(e)	3.88	1.07	2
10.27	5.20	53,725	0.87		3.82	1.13	3
10.15	(0.68)	59,497	0.86		3.58	1.16	2
10.59	7.58	76,095	0.86		3.65	1.16	10
10.21	5.59	69,037	0.86		4.15	1.16	22
10.08	8.28	59,662	0.86		4.56	1.16	11

10.64	1.54	66,600	0.86		4.01	0.97	9
10.69	0.71	71,898	0.86		3.99	0.97	4
10.90	4.69	78,000	0.86		3.93	1.01	12
10.83	(0.28)	77,774	0.85		3.96	1.00	10
11.30	8.37	97,090	0.85		3.91	1.00	11
10.84	6.22	69,371	0.85		4.28	1.00	8
10.65	9.00	57,728	0.84		4.51	0.99	17

9.78	1.67	107,747	0.84		3.55	0.93	27
9.79	1.04	116,863	0.84		3.68	0.94	28
9.92	5.25	126,834	0.85		3.66	0.98	39
9.79	0.39	131,692	0.84		3.84	0.99	48
10.13	6.17	183,392	0.84		4.02	0.99	74
9.93	5.52	166,452	0.84		4.40	0.99	94
9.83	8.56	166,096	0.83		4.74	0.98	65

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.88	$0.21	$(0.03)	$0.18	$(0.21)	$—	$(0.21)
July 1, 2005 to February 28, 2006 (d)	11.09	0.28	(0.21)	0.07	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.98	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	11.41	0.41	(0.43)	(0.02)	(0.41)	—	(0.41)
Year Ended June 30, 2003	11.01	0.40	0.41	0.81	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.82	0.46	0.19	0.65	(0.46)	—	(0.46)
Year Ended June 30, 2001	10.47	0.51	0.35	0.86	(0.51)	—	(0.51)

Short Term Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.10	0.13	0.01	0.14	(0.13)	—	(0.13)
July 1, 2005 to February 28, 2006 (d)	10.17	0.16	(0.07)	0.09	(0.16)	—	(0.16)
Year Ended June 30, 2005	10.16	0.23	0.02	0.25	(0.24)	—	(0.24)
Year Ended June 30, 2004	10.40	0.22	(0.21)	0.01	(0.22)	(0.03)	(0.25)
Year Ended June 30, 2003	10.21	0.26	0.20	0.46	(0.26)	(0.01)	(0.27)
Year Ended June 30, 2002	10.07	0.32	0.14	0.46	(0.32)	—	(0.32)
Year Ended June 30, 2001	9.87	0.42	0.20	0.62	(0.42)	—	(0.42)

Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	12.76	0.25	(0.04)	0.21	(0.26)	—	(0.26)
July 1, 2005 to February 28, 2006 (d)	13.04	0.33	(0.20)	0.13	(0.34)	(0.07)	(0.41)
Year Ended June 30, 2005	12.90	0.54	0.33	0.87	(0.53)	(0.20)	(0.73)
Year Ended June 30, 2004	13.44	0.55	(0.52)	0.03	(0.55)	(0.02)	(0.57)
Year Ended June 30, 2003	12.91	0.55	0.54	1.09	(0.56)	—	(0.56)
Year Ended June 30, 2002	12.74	0.57	0.18	0.75	(0.58)	—	(0.58)
Year Ended June 30, 2001	12.16	0.58	0.58	1.16	(0.58)	—	(0.58)

West Virginia Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.10	0.19	(0.02)	0.17	(0.20)	—	(0.20)
July 1, 2005 to February 28, 2006 (d)	10.32	0.27	(0.22)	0.05	(0.27)	—	(0.27)
Year Ended June 30, 2005	10.21	0.39	0.11	0.50	(0.39)	—	(0.39)
Year Ended June 30, 2004	10.64	0.39	(0.44)	(0.05)	(0.38)	—	(0.38)
Year Ended June 30, 2003	10.27	0.41	0.37	0.78	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.14	0.46	0.13	0.59	(0.46)	—	(0.46)
Year Ended June 30, 2001	9.81	0.46	0.33	0.79	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.85	1.70%	$70,472	0.88%	3.92%	1.00%	12%
10.88	0.62	76,935	0.88	3.80	1.00	4
11.09	4.85	78,525	0.86	3.72	1.10	7
10.98	(0.18)	74,235	0.85	3.63	1.16	16
11.41	7.44	87,877	0.85	3.61	1.16	15
11.01	6.08	47,914	0.85	4.23	1.16	21
10.82	8.32	32,308	0.85	4.74	1.16	16

10.11	1.39	57,000	0.80	2.50	0.91	10
10.10	0.89	67,143	0.80	2.33	0.92	13
10.17	2.47	85,690	0.80	2.28	1.08	41
10.16	0.11	107,434	0.80	2.10	1.16	138
10.40	4.57	109,112	0.80	2.53	1.15	110
10.21	4.64	49,927	0.80	3.13	1.15	94
10.07	6.38	8,423	0.80	4.13	1.16	89

12.71	1.70	112,053	0.75	4.02	0.94	17
12.76	0.98	106,675	0.75	3.87	0.93	30
13.04	6.82	102,064	0.79	3.99	0.96	43
12.90	0.27	57,927	0.84	4.16	0.99	20
13.44	8.59	67,693	0.83	4.22	0.98	12
12.91	5.97	51,859	0.83	4.47	0.98	11
12.74	9.67	46,849	0.83	4.59	0.98	34

10.07	1.71	11,319	0.88	3.98	1.03	7
10.10	0.47	7,985	0.88	3.98	1.05	4
10.32	4.93	7,677	0.86	3.74	1.01	4
10.21	(0.50)	7,695	0.85	3.66	1.01	20
10.64	7.77	10,045	0.84	3.97	1.00	10
10.27	5.89	6,422	0.86	4.48	1.01	12
10.14	8.19	5,639	0.86	4.60	1.01	8

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$9.69	$0.16	$(0.04)	$0.12	$(0.16)	$—	$(0.16)
July 1, 2005 to February 28, 2006 (d)	9.92	0.21	(0.20)	0.01	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2005	9.85	0.32	0.08	0.40	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.30	0.31	(0.43)	(0.12)	(0.31)	(0.02)	(0.33)
Year Ended June 30, 2003	9.92	0.32	0.39	0.71	(0.33)	—	(0.33)
Year Ended June 30, 2002	9.75	0.35	0.18	0.53	(0.36)	—	(0.36)
Year Ended June 30, 2001	9.46	0.37	0.29	0.66	(0.37)	—	(0.37)

Kentucky Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.08	0.17	(0.05)	0.12	(0.17)	—	(0.17)
July 1, 2005 to February 28, 2006 (d)	10.30	0.22	(0.22)	—	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.19	0.33	0.11	0.44	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.60	0.33	(0.41)	(0.08)	(0.33)	—	(0.33)
Year Ended June 30, 2003	10.26	0.34	0.34	0.68	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.14	0.38	0.12	0.50	(0.38)	—	(0.38)
Year Ended June 30, 2001	9.84	0.40	0.30	0.70	(0.40)	—	(0.40)

Louisiana Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.02	0.17	(0.04)	0.13	(0.17)	—	(0.17)
July 1, 2005 to February 28, 2006 (d)	10.27	0.22	(0.25)	(0.03)	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.15	0.33	0.12	0.45	(0.33)	—	(0.33)
Year Ended June 30, 2004	10.58	0.31	(0.43)	(0.12)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.21	0.32	0.37	0.69	(0.32)	—	(0.32)
Year Ended June 30, 2002	10.08	0.36	0.13	0.49	(0.36)	—	(0.36)
Year Ended June 30, 2001	9.75	0.39	0.33	0.72	(0.39)	—	(0.39)

Michigan Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.23	0.16	(0.04)	0.12	(0.18)	—	(0.18)
July 1, 2005 to February 28, 2006 (d)	10.45	0.22	(0.20)	0.02	(0.24)	—	(0.24)
Year Ended June 30, 2005	10.40	0.34	0.08	0.42	(0.37)	—	(0.37)
Year Ended June 30, 2004	10.87	0.35	(0.45)	(0.10)	(0.37)	—	(0.37)
Year Ended June 30, 2003	10.45	0.35	0.44	0.79	(0.37)	—	(0.37)
Year Ended June 30, 2002	10.29	0.38	0.18	0.56	(0.40)	—	(0.40)
Year Ended June 30, 2001	9.89	0.41	0.40	0.81	(0.41)	—	(0.41)

Municipal Income Fund
Six Months Ended August 31, 2006 (Unaudited)	9.73	0.14	(0.01)	0.13	(0.14)	—	(0.14)
July 1, 2005 to February 28, 2006 (d)	9.86	0.20	(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.74	0.30	0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.08	0.32	(0.35)	(0.03)	(0.31)	—	(0.31)
Year Ended June 30, 2003	9.89	0.34	0.19	0.53	(0.34)	—	(0.34)
Year Ended June 30, 2002	9.79	0.37	0.10	0.47	(0.37)	—	(0.37)
Year Ended June 30, 2001	9.45	0.40	0.34	0.74	(0.40)	—	(0.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.65	1.24%	$1,954	1.51%		3.26%	1.51%	16%
9.69	0.05	2,387	1.51		3.18	1.51	4
9.92	4.10	2,158	1.48		3.24	1.59	5
9.85	(1.18)	1,831	1.49		3.11	1.64	11
10.30	7.09	1,761	1.49		3.25	1.64	18
9.92	5.53	1,032	1.49		3.62	1.64	12
9.75	7.08	863	1.49		3.81	1.64	17

10.03	1.22	5,597	1.53		3.32	1.53	3
10.08	(0.01)	7,806	1.52		3.21	1.54	4
10.30	4.34	9,413	1.49		3.12	1.60	3
10.19	(0.73)	10,533	1.51		3.18	1.66	5
10.60	6.73	14,947	1.51		3.21	1.66	9
10.26	4.97	14,559	1.51		3.65	1.66	15
10.14	7.22	13,558	1.51		3.99	1.66	17

9.98	1.33	6,912	1.53		3.37	1.57	5
10.02	(0.30)	8,580	1.54	(e)	3.23	1.57	2
10.27	4.48	11,643	1.51		3.18	1.73	3
10.15	(1.17)	13,298	1.51		2.93	1.81	2
10.58	6.90	16,332	1.51		3.00	1.81	10
10.21	4.90	13,085	1.51		3.50	1.81	22
10.08	7.48	10,715	1.51		3.91	1.81	11

10.17	1.21	24,301	1.47		3.40	1.47	9
10.23	0.23	26,334	1.47		3.37	1.47	4
10.45	4.12	30,233	1.49		3.30	1.60	12
10.40	(0.93)	33,018	1.50		3.32	1.65	10
10.87	7.64	38,980	1.50		3.26	1.65	11
10.45	5.49	28,567	1.50		3.63	1.65	8
10.29	8.33	17,961	1.49		3.92	1.64	17

9.72	1.39	43,009	1.43		2.96	1.43	27
9.73	0.62	55,914	1.44		3.09	1.44	28
9.86	4.53	69,964	1.47		3.05	1.58	39
9.74	(0.27)	89,997	1.49		3.19	1.64	48
10.08	5.56	120,581	1.49		3.37	1.64	74
9.89	4.78	111,849	1.49		3.75	1.64	94
9.79	7.91	100,458	1.48		4.10	1.64	65

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.96	$0.19	$(0.04)	$0.15	$(0.18)	$—	$(0.18)
July 1, 2005 to February 28, 2006 (d)	11.16	0.24	(0.21)	0.03	(0.23)	—	(0.23)
Year Ended June 30, 2005	11.05	0.35	0.11	0.46	(0.35)	—	(0.35)
Year Ended June 30, 2004	11.49	0.34	(0.44)	(0.10)	(0.34)	—	(0.34)
Year Ended June 30, 2003	11.08	0.34	0.41	0.75	(0.34)	—	(0.34)
Year Ended June 30, 2002	10.90	0.39	0.18	0.57	(0.39)	—	(0.39)
Year Ended June 30, 2001	10.54	0.44	0.36	0.80	(0.44)	—	(0.44)

Short Term Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.18	0.10	0.01	0.11	(0.10)	—	(0.10)
July 1, 2005 to February 28, 2006 (d)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.02	0.21	(0.19)	—	(0.19)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)
Year Ended June 30, 2002	10.14	0.27	0.14	0.41	(0.27)	—	(0.27)
Year Ended June 30, 2001	9.94	0.36	0.20	0.56	(0.36)	—	(0.36)

Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	12.73	0.21	(0.04)	0.17	(0.22)	—	(0.22)
July 1, 2005 to February 28, 2006 (d)	13.01	0.27	(0.20)	0.07	(0.28)	(0.07)	(0.35)
Year Ended June 30, 2005	12.88	0.45	0.32	0.77	(0.44)	(0.20)	(0.64)
Year Ended June 30, 2004	13.42	0.47	(0.52)	(0.05)	(0.47)	(0.02)	(0.49)
Year Ended June 30, 2003	12.89	0.47	0.54	1.01	(0.48)	—	(0.48)
Year Ended June 30, 2002	12.72	0.48	0.19	0.67	(0.50)	—	(0.50)
Year Ended June 30, 2001	12.16	0.50	0.56	1.06	(0.50)	—	(0.50)

West Virginia Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.09	0.17	(0.03)	0.14	(0.17)	—	(0.17)
July 1, 2005 to February 28, 2006 (d)	10.30	0.23	(0.22)	0.01	(0.22)	—	(0.22)
Year Ended June 30, 2005	10.20	0.32	0.10	0.42	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.62	0.32	(0.43)	(0.11)	(0.31)	—	(0.31)
Year Ended June 30, 2003	10.26	0.35	0.36	0.71	(0.35)	—	(0.35)
Year Ended June 30, 2002	10.13	0.38	0.14	0.52	(0.39)	—	(0.39)
Year Ended June 30, 2001	9.80	0.39	0.33	0.72	(0.39)	—	(0.39)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

92   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.93	1.38%	$33,746	1.50%	3.30%	1.50%	12%
10.96	0.28	39,832	1.50	3.18	1.50	4
11.16	4.21	48,375	1.49	3.08	1.70	7
11.05	(0.91)	56,279	1.50	2.98	1.81	16
11.49	6.82	73,263	1.50	2.99	1.81	15
11.08	5.30	58,650	1.50	3.59	1.81	21
10.90	7.67	47,332	1.50	4.07	1.81	16

10.19	1.12	10,795	1.30	2.00	1.41	10
10.18	0.54	13,024	1.30	1.82	1.42	13
10.25	2.01	16,334	1.30	1.77	1.68	41
10.23	(0.40)	20,726	1.30	1.60	1.81	138
10.47	4.04	22,804	1.30	2.02	1.80	110
10.28	4.10	7,728	1.30	2.66	1.80	94
10.14	5.76	1,729	1.34	3.63	1.81	89

12.68	1.36	12,290	1.44	3.33	1.44	17
12.73	0.52	13,634	1.43	3.18	1.43	30
13.01	6.06	16,129	1.46	3.36	1.55	43
12.88	(0.38)	13,446	1.49	3.51	1.64	20
13.42	7.92	17,324	1.48	3.57	1.63	12
12.89	5.33	13,003	1.48	3.82	1.63	11
12.72	8.82	7,253	1.48	3.94	1.63	34

10.06	1.38	6,884	1.53	3.34	1.53	7
10.09	0.14	8,131	1.53	3.33	1.55	4
10.30	4.17	9,177	1.51	3.09	1.61	4
10.20	(1.15)	10,626	1.50	3.02	1.66	20
10.62	7.08	12,568	1.49	3.33	1.65	10
10.26	5.26	10,008	1.51	3.83	1.66	12
10.13	7.49	7,075	1.51	3.97	1.66	8

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$9.67	$0.16	$(0.04)	$0.12	$(0.16)	$—	$(0.16)
July 1, 2005 to February 28, 2006 (d)	9.92	0.21	(0.22)	(0.01)	(0.21)	(0.03)	(0.24)
February 19, 2005 (e) to June 30, 2005	9.96	0.13	(0.02)	0.11	(0.15)	—	(0.15)

Michigan Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.22	0.17	(0.05)	0.12	(0.18)	—	(0.18)
July 1, 2005 to February 28, 2006 (d)	10.44	0.24	(0.21)	0.03	(0.25)	—	(0.25)
February 19, 2005 (e) to June 30, 2005	10.51	0.15	(0.05)	0.10	(0.17)	—	(0.17)

Municipal Income Fund
Six Months Ended August 31, 2006 (Unaudited)	9.72	0.14	— (f)	0.14	(0.14)	—	(0.14)
July 1, 2005 to February 28, 2006 (d)	9.85	0.20	(0.14)	0.06	(0.19)	—	(0.19)
Year Ended June 30, 2005	9.73	0.30	0.14	0.44	(0.32)	—	(0.32)
Year Ended June 30, 2004	10.07	0.33	(0.35)	(0.02)	(0.32)	—	(0.32)
Year Ended June 30, 2003	9.88	0.33	0.20	0.53	(0.34)	—	(0.34)
Year Ended June 30, 2002	9.79	0.36	0.10	0.46	(0.37)	—	(0.37)
Year Ended June 30, 2001	9.45	0.39	0.34	0.73	(0.39)	—	(0.39)

Ohio Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.93	0.18	(0.03)	0.15	(0.18)	—	(0.18)
July 1, 2005 to February 28, 2006 (d)	11.15	0.25	(0.23)	0.02	(0.24)	—	(0.24)
February 19, 2005 (e) to June 30, 2005	11.22	0.14	(0.04)	0.10	(0.17)	—	(0.17)

Short Term Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.18	0.10	0.01	0.11	(0.10)	—	(0.10)
July 1, 2005 to February 28, 2006 (d)	10.25	0.13	(0.07)	0.06	(0.13)	—	(0.13)
Year Ended June 30, 2005	10.23	0.19	0.01	0.20	(0.18)	—	(0.18)
Year Ended June 30, 2004	10.47	0.17	(0.21)	(0.04)	(0.17)	(0.03)	(0.20)
Year Ended June 30, 2003	10.28	0.21	0.20	0.41	(0.21)	(0.01)	(0.22)
November 1, 2001 (e) to June 30, 2002	10.28	0.17	0.01	0.18	(0.18)	—	(0.18)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Commencement of offering of class of shares.

(f)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

94   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.63	1.26%	$2,275	1.51%	3.26%	1.51%	16%
9.67	(0.09)	1,826	1.51	3.20	1.51	4
9.92	1.07	422	1.48	3.20	1.50	5

10.16	1.24	2,911	1.47	3.40	1.47	9
10.22	0.27	2,325	1.47	3.38	1.47	4
10.44	0.98	1,133	1.48	3.31	1.55	12

9.72	1.50	20,525	1.43	2.96	1.43	27
9.72	0.62	26,635	1.44	3.09	1.44	28
9.85	4.55	33,941	1.47	3.05	1.58	39
9.73	(0.26)	41,703	1.49	3.19	1.64	48
10.07	5.46	58,554	1.49	3.36	1.64	74
9.88	4.81	42,670	1.49	3.74	1.64	94
9.79	7.90	20,031	1.48	4.09	1.64	65

10.90	1.43	4,912	1.50	3.30	1.50	12
10.93	0.19	2,711	1.51	3.19	1.51	4
11.15	0.86	585	1.47	3.18	1.51	7

10.19	1.13	27,333	1.30	2.00	1.41	10
10.18	0.55	36,022	1.30	1.82	1.42	13
10.25	2.00	52,332	1.30	1.77	1.68	41
10.23	(0.41)	77,977	1.30	1.60	1.81	138
10.47	4.02	94,853	1.30	2.03	1.80	110
10.28	3.97	35,477	1.30	2.54	1.82	94

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Arizona Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$9.69	$0.20	$(0.04)	$0.16	$(0.20)	$—	$(0.20)
July 1, 2005 to February 28, 2006 (d)	9.93	0.27	(0.22)	0.05	(0.26)	(0.03)	(0.29)
Year Ended June 30, 2005	9.84	0.41	0.09	0.50	(0.41)	—	(0.41)
Year Ended June 30, 2004	10.28	0.40	(0.42)	(0.02)	(0.40)	(0.02)	(0.42)
Year Ended June 30, 2003	9.92	0.43	0.36	0.79	(0.43)	—	(0.43)
Year Ended June 30, 2002	9.75	0.45	0.17	0.62	(0.45)	—	(0.45)
Year Ended June 30, 2001	9.46	0.46	0.29	0.75	(0.46)	—	(0.46)

Kentucky Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.14	0.22	(0.05)	0.17	(0.22)	—	(0.22)
July 1, 2005 to February 28, 2006 (d)	10.36	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.24	0.42	0.12	0.54	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.66	0.43	(0.42)	0.01	(0.43)	—	(0.43)
Year Ended June 30, 2003	10.31	0.44	0.35	0.79	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.19	0.47	0.12	0.59	(0.47)	—	(0.47)
Year Ended June 30, 2001	9.90	0.49	0.29	0.78	(0.49)	—	(0.49)

Louisiana Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.01	0.21	(0.04)	0.17	(0.21)	—	(0.21)
July 1, 2005 to February 28, 2006 (d)	10.26	0.28	(0.25)	0.03	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.14	0.42	0.13	0.55	(0.43)	—	(0.43)
Year Ended June 30, 2004	10.58	0.40	(0.44)	(0.04)	(0.40)	—	(0.40)
Year Ended June 30, 2003	10.20	0.41	0.38	0.79	(0.41)	—	(0.41)
Year Ended June 30, 2002	10.08	0.45	0.12	0.57	(0.45)	—	(0.45)
Year Ended June 30, 2001	9.74	0.48	0.34	0.82	(0.48)	—	(0.48)

Michigan Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.68	0.23	(0.05)	0.18	(0.23)	—	(0.23)
July 1, 2005 to February 28, 2006 (d)	10.89	0.30	(0.21)	0.09	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.82	0.46	0.07	0.53	(0.46)	—	(0.46)
Year Ended June 30, 2004	11.29	0.47	(0.47)	—	(0.47)	—	(0.47)
Year Ended June 30, 2003	10.83	0.46	0.46	0.92	(0.46)	—	(0.46)
Year Ended June 30, 2002	10.65	0.49	0.18	0.67	(0.49)	—	(0.49)
Year Ended June 30, 2001	10.22	0.50	0.43	0.93	(0.50)	—	(0.50)

Municipal Income Fund
Six Months Ended August 31, 2006 (Unaudited)	9.74	0.18	(0.01)	0.17	(0.18)	—	(0.18)
July 1, 2005 to February 28, 2006 (d)	9.87	0.25	(0.13)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2005	9.74	0.39	0.14	0.53	(0.40)	—	(0.40)
Year Ended June 30, 2004	10.09	0.41	(0.35)	0.06	(0.41)	—	(0.41)
Year Ended June 30, 2003	9.89	0.43	0.20	0.63	(0.43)	—	(0.43)
Year Ended June 30, 2002	9.80	0.46	0.09	0.55	(0.46)	—	(0.46)
Year Ended June 30, 2001	9.46	0.48	0.34	0.82	(0.48)	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

(e)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

96   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.65	1.69%	$100,543	0.63%		4.13%	0.76%	16%
9.69	0.53	103,022	0.63		4.06	0.76	4
9.93	5.18	109,776	0.60		4.12	0.67	5
9.84	(0.16)	128,048	0.59		4.01	0.64	11
10.28	8.06	141,541	0.59		4.17	0.64	18
9.92	6.57	161,869	0.59		4.52	0.64	12
9.75	7.92	176,004	0.59		4.71	0.64	17

10.09	1.66	78,228	0.64	(e)	4.21	0.78	3
10.14	0.59	81,739	0.63		4.10	0.79	4
10.36	5.36	86,432	0.61		4.00	0.68	3
10.24	0.10	95,277	0.61		4.09	0.66	5
10.66	7.74	116,423	0.61		4.12	0.66	9
10.31	5.89	122,970	0.61		4.56	0.66	15
10.19	8.06	127,557	0.61		4.89	0.66	17

9.97	1.78	36,086	0.63		4.27	0.81	5
10.01	0.33	38,157	0.64	(e)	4.13	0.83	2
10.26	5.46	41,876	0.62		4.07	0.82	3
10.14	(0.37)	45,453	0.61		3.84	0.81	2
10.58	7.86	56,421	0.61		3.90	0.81	10
10.20	5.75	68,446	0.61		4.41	0.81	22
10.08	8.56	72,627	0.61		4.81	0.81	11

10.63	1.68	201,391	0.61		4.26	0.72	9
10.68	0.87	182,938	0.61		4.24	0.72	4
10.89	4.97	171,727	0.61		4.18	0.69	12
10.82	(0.04)	172,951	0.60		4.22	0.65	10
11.29	8.67	203,301	0.60		4.18	0.65	11
10.83	6.39	216,149	0.60		4.53	0.65	8
10.65	9.29	218,856	0.59		4.79	0.64	17

9.73	1.81	1,273,084	0.59		3.79	0.68	27
9.74	1.20	1,041,847	0.59		3.91	0.69	28
9.87	5.55	680,707	0.60		3.91	0.66	39
9.74	0.57	763,172	0.59		4.08	0.64	48
10.09	6.48	898,852	0.59		4.27	0.64	74
9.89	5.82	959,322	0.59		4.65	0.64	94
9.80	8.77	931,851	0.58		4.99	0.64	65

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Ohio Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	$10.83	$0.22	$(0.03)	$0.19	$(0.22)	$—	$(0.22)
July 1, 2005 to February 28, 2006 (d)	11.04	0.30	(0.21)	0.09	(0.30)	—	(0.30)
Year Ended June 30, 2005	10.93	0.44	0.11	0.55	(0.44)	—	(0.44)
Year Ended June 30, 2004	11.36	0.44	(0.43)	0.01	(0.44)	—	(0.44)
Year Ended June 30, 2003	10.97	0.44	0.39	0.83	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.79	0.49	0.18	0.67	(0.49)	—	(0.49)
Year Ended June 30, 2001	10.44	0.53	0.35	0.88	(0.53)	—	(0.53)

Short Term Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.13	0.14	0.01	0.15	(0.14)	—	(0.14)
July 1, 2005 to February 28, 2006 (d)	10.21	0.18	(0.08)	0.10	(0.18)	—	(0.18)
Year Ended June 30, 2005	10.19	0.26	0.02	0.28	(0.26)	—	(0.26)
Year Ended June 30, 2004	10.43	0.25	(0.21)	0.04	(0.25)	(0.03)	(0.28)
Year Ended June 30, 2003	10.24	0.28	0.20	0.48	(0.28)	(0.01)	(0.29)
Year Ended June 30, 2002	10.09	0.35	0.15	0.50	(0.35)	—	(0.35)
Year Ended June 30, 2001	9.90	0.44	0.19	0.63	(0.44)	—	(0.44)

Tax Free Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	12.74	0.27	(0.05)	0.22	(0.27)	—	(0.27)
July 1, 2005 to February 28, 2006 (d)	13.01	0.34	(0.19)	0.15	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2005	12.88	0.55	0.34	0.89	(0.56)	(0.20)	(0.76)
Year Ended June 30, 2004	13.42	0.59	(0.52)	0.07	(0.59)	(0.02)	(0.61)
Year Ended June 30, 2003	12.89	0.59	0.53	1.12	(0.59)	—	(0.59)
Year Ended June 30, 2002	12.72	0.61	0.17	0.78	(0.61)	—	(0.61)
Year Ended June 30, 2001	12.15	0.61	0.57	1.18	(0.61)	—	(0.61)

West Virginia Municipal Bond Fund
Six Months Ended August 31, 2006 (Unaudited)	10.00	0.21	(0.03)	0.18	(0.21)	—	(0.21)
July 1, 2005 to February 28, 2006 (d)	10.22	0.28	(0.22)	0.06	(0.28)	—	(0.28)
Year Ended June 30, 2005	10.11	0.41	0.12	0.53	(0.42)	—	(0.42)
Year Ended June 30, 2004	10.55	0.41	(0.44)	(0.03)	(0.41)	—	(0.41)
Year Ended June 30, 2003	10.19	0.44	0.36	0.80	(0.44)	—	(0.44)
Year Ended June 30, 2002	10.06	0.48	0.13	0.61	(0.48)	—	(0.48)
Year Ended June 30, 2001	9.73	0.48	0.33	0.81	(0.48)	—	(0.48)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from June 30 to the last day of February.

SEE NOTES TO FINANCIAL STATEMENTS.

98   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.80	1.84%	$100,821	0.63%	4.16%	0.75%	12%
10.83	0.81	91,515	0.63	4.05	0.75	4
11.04	5.13	98,393	0.61	3.96	0.79	7
10.93	0.06	110,433	0.60	3.88	0.81	16
11.36	7.67	132,810	0.60	3.90	0.81	15
10.97	6.33	136,759	0.60	4.49	0.82	21
10.79	8.63	134,934	0.60	4.99	0.81	16

10.14	1.51	228,656	0.55	2.75	0.66	10
10.13	0.97	263,075	0.55	2.57	0.67	13
10.21	2.80	306,288	0.55	2.53	0.76	41
10.19	0.35	331,423	0.55	2.36	0.81	138
10.43	4.81	334,990	0.55	2.79	0.81	110
10.24	4.98	219,485	0.55	3.48	0.81	94
10.09	6.52	135,796	0.55	4.43	0.81	89

12.69	1.78	955,336	0.58	4.19	0.69	17
12.74	1.18	1,107,478	0.58	4.04	0.68	30
13.01	7.06	963,903	0.58	4.18	0.66	43
12.88	0.53	437,303	0.59	4.41	0.64	20
13.42	8.86	515,093	0.58	4.47	0.63	12
12.89	6.25	539,253	0.58	4.72	0.63	11
12.72	9.88	574,311	0.58	4.86	0.63	34

9.97	1.85	78,604	0.63	4.23	0.78	7
10.00	0.65	79,889	0.63	4.23	0.80	4
10.22	5.27	84,544	0.61	3.99	0.70	4
10.11	(0.33)	83,362	0.60	3.92	0.66	20
10.55	8.00	88,621	0.59	4.24	0.65	10
10.19	6.22	79,617	0.61	4.73	0.66	12
10.06	8.53	86,428	0.61	4.87	0.66	8

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   99

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trust (collectively, the “Funds”).

Classes offered
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class
Kentucky Municipal Bond Fund	Class A, Class B and Select Class
Louisiana Municipal Bond Fund	Class A, Class B and Select Class
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class
Municipal Income Fund	Class A, Class B, Class C and Select Class
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class
Short Term Municipal Bond Fund	Class A, Class B, Class C and Select Class
Tax Free Bond Fund	Class A, Class B and Select Class
West Virginia Municipal Bond Fund	Class A, Class B and Select Class

The Funds have changed their fiscal year ends from June 30 to the last day of February.

The Class C Shares commenced operations on February 19, 2005 for the Arizona Municipal Bond Fund, Michigan Municipal Bond Fund and Ohio Municipal Bond Fund.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (except for Class C Shares of Short Term Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short Term Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to contingent deferred sales charges as described in the Funds’ prospectus.

Effective August 1, 2006, the maximum sales charges incurred on sales of Class A Shares of the Funds changed as noted below:

	Sales Charge Effective August 1, 2006	Sales Charge Prior to August 1, 2006
Arizona Municipal Bond Fund	3.75%	4.50%
Kentucky Municipal Bond Fund	3.75	4.50
Louisiana Municipal Bond Fund	3.75	4.50
Michigan Municipal Bond Fund	3.75	4.50
Municipal Income Fund	3.75	4.50
Ohio Municipal Bond Fund	3.75	4.50
Short Term Municipal Bond Fund	2.25	3.00
Tax Free Bond Fund	3.75	4.50
West Virginia Municipal Bond Fund	3.75	4.50

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Municipal securities, corporate debt securities and debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in 61 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

100   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of August 31, 2006 (amounts in thousands):

	Illiquid
	Market Value	Percentage
Louisiana Municipal Bond Fund	$784	0.9%
Michigan Municipal Bond Fund	1,214	0.4
Municipal Income Fund	11,469	0.8
Ohio Municipal Bond Fund	1,027	0.5
Short Term Municipal Bond Fund	5,740	1.8
West Virginia Municipal Bond Fund	577	0.6

C. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of August 31, 2006, the Tax Free Bond Fund had outstanding futures contracts as listed on its Schedule of Portfolio Investments.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date or when the Funds first learn of the dividend.

Purchases of when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to segregate assets with a current value at least equal to the amount of their when-issued or delayed delivery purchase commitments.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

G. Distributions to Shareholders — Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   101

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

H. New Accounting Pronouncement — In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Management has recently begun to evaluate the application of the Interpretation to the Funds, and is not in a position at this time to estimate the significance of its impact, if any, on the Funds’ financial statements.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect wholly-owned subsidiary of JPMorgan Chase Bank, N.A. (“JPMCB”), which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Kentucky Municipal Bond Fund	0.30
Louisiana Municipal Bond Fund	0.30
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short Term Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30
West Virginia Municipal Bond Fund	0.30

The Funds may invest in one or more money market funds advised by the Advisor or its affiliates. Advisory, administrative and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law.

The amount of these waivers/reimbursements from the money market funds for the period ended are as follows (amounts in thousands):

	Six Months Ended 8/31/2006
Arizona Municipal Bond Fund	$1
Kentucky Municipal Bond Fund	—	(a)
Louisiana Municipal Bond Fund	1
Michigan Municipal Bond Fund	3
Municipal Income Fund	39
Ohio Municipal Bond Fund	1
Short Term Municipal Bond Fund	8
Tax Free Bond Fund	19
West Virginia Municipal Bond Fund	2

(a)	Amount rounds to less than $1,000

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees and/or reimbursed expenses as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

102   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Trustees have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the contingent deferred sales charges (“CDSC”) from the redemptions of Class B and Class C Shares (except for Class C Shares of the Short Term Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the six months ended August 31, 2006, the Distributor retained the following amounts (in thousands):

	Front End Sales Charge		CDSC
Arizona Municipal Bond Fund	$15		$22
Kentucky Municipal Bond Fund	—	(a)	14
Louisiana Municipal Bond Fund	5		14
Michigan Municipal Bond Fund	21		31
Municipal Income Fund	11		98
Ohio Municipal Bond Fund	14		33
Short Term Municipal Bond Fund	3		15
Tax Free Bond Fund	40		33
West Virginia Municipal Bond Fund	7		10

(a)	Amount rounds to less than $ 1,000

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class B, and Class C and Select Class Shares.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees and/or reimbursed expenses as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees or reimburse the Funds to the extent that total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	0.63%
Kentucky Municipal Bond Fund	0.88	1.53	—	0.63
Louisiana Municipal Bond Fund	0.88	1.53	—	0.63
Michigan Municipal Bond Fund	0.88	1.53	1.53	0.63
Municipal Income Fund	0.87	1.52	1.52	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	0.63
Short Term Municipal Bond Fund	0.80	1.30	1.30	0.55
Tax Free Bond Fund	0.75	1.44	—	0.58
West Virginia Municipal Bond Fund	0.88	1.53	—	0.63

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   103

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

The contractual expense limitation agreements were in effect for the six months ended August 31, 2006. The expense limitation percentages in the table above are in place until at least June 30, 2007.

For the six months ended August 31, 2006, the Funds’ service providers waived fees and contractually reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Arizona Municipal Bond Fund	$—	$—	$85	$85
Kentucky Municipal Bond Fund	—	—	68	68
Louisiana Municipal Bond Fund	—	13	58	71
Michigan Municipal Bond Fund	—	—	115	115
Municipal Income Fund	—	—	351	351
Ohio Municipal Bond Fund	—	—	94	94
Short Term Municipal Bond Fund	—	19	182	201
Tax Free Bond Fund	—	10	654	664
West Virginia Municipal Bond Fund	—	1	65	66

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Michigan Municipal Bond Fund	$—	$—	$28	$28
Municipal Income Fund	—	—	189	189

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator, the Sub-administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, make reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fee is included in Trustees’ and Officers’ fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

The Funds may use related party brokers/dealers. For the period ended August 31, 2006, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with JPMorgan.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

104   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

4. Investment Transactions

During the six months ended August 31, 2006, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$23,001	$21,979
Kentucky Municipal Bond Fund	3,238	12,166
Louisiana Municipal Bond Fund	4,139	8,486
Michigan Municipal Bond Fund	43,955	24,873
Municipal Income Fund	565,416	333,632
Ohio Municipal Bond Fund	25,054	27,212
Short Term Municipal Bond Fund	31,878	52,984
Tax Free Bond Fund	191,845	315,327
West Virginia Municipal Bond Fund	10,574	6,298

During the six months ended August 31, 2006, there were no purchases or sales of U.S. Government Securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at August 31, 2006, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$133,214	$4,366	$87	$4,279
Kentucky Municipal Bond Fund	89,453	5,396	58	5,338
Louisiana Municipal Bond Fund	77,626	5,016	25	4,991
Michigan Municipal Bond Fund	289,121	11,591	211	11,380
Municipal Income Fund	1,431,372	24,261	9,593	14,668
Ohio Municipal Bond Fund	198,813	8,903	128	8,775
Short Term Municipal Bond Fund	322,282	211	2,936	(2,725)
Tax Free Bond Fund	1,010,759	63,631	612	63,019
West Virginia Municipal Bond Fund	93,846	4,365	18	4,347

6. Borrowing

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the Investment Company Act of 1940).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 21, 2006.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   105

NOTES TO FINANCIAL STATEMENTS
AS OF AUGUST 31, 2006 (Unaudited) (continued)

The outstanding borrowings from another fund or from the unsecured uncommitted credit facility and average borrowings for the six months ended August 31, 2006 were as follows (amounts in thousands):

	Outstanding Balance at August 31, 2006	Average Borrowings	Number of Days Used	Interest Paid
Arizona Municipal Bond Fund	$—	$778	2	$—	(a)
Kentucky Municipal Bond Fund	—	600	9	1
Louisiana Municipal Bond Fund	—	463	1	—	(a)
Municipal Income Bond Fund	—	478	1	—	(a)
Ohio Municipal Bond Fund	—	600	5	—	(a)
Short Term Municipal Bond Fund	402	2,613	5	2
Tax Free Bond Fund	—	2,281	1	—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

The Funds invest substantially all of their assets in a portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Kentucky, Louisiana, Michigan, Ohio, and West Virginia Municipal Bond Funds primarily invest in issuers in the States of Arizona, Kentucky, Louisiana, Michigan, Ohio, and West Virginia, respectively. The issuer’s abilities to meet their obligations may be affected by economic or political developments in a specific state or region.

8. Legal Matters

On June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisers, Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed pursuant to a distribution plan to certain current and former shareholders of the funds identified in the distribution plan. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds it managed in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, over 20 lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan (the former and current corporate parent of JPMorgan Investment Advisors), the Distributor, One Group Services Company (the “Funds’ former distributor), Banc One High Yield Partners, LLC (now known as JPMorgan High Yield Partners LLC) (the subadvisor to JPMorgan High Yield Bond Fund and JPMorgan Core Plus Bond Fund), certain officers of the Trust and BOIA, certain current and former Trustees and One Group Mutual Funds, the predecessor to the Trust. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their Fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

In addition, on August 30, 2005, the commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right of Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

106   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees have been dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

Any Fund identified in this report as having acquired the assets of a former One Group Mutual Fund or that was acquired by a former One Group Mutual Fund will be reimbursed for all costs associated with these matters to ensure that the Fund or its successor incurs no expenses as it relates to the matters described above. A portion of these reimbursements may be from related parties.

9. Business Combinations

On August 12, 2004, the Board of Trustees of the One Group Mutual Funds, and, on August 19, 2004, the Board of Trustees of the JPMorgan Funds, each approved management’s proposal to merge the JPMorgan Tax Free Income Fund (the “Target Fund”) into One Group Tax-Free Bond Fund (the “Acquiring Fund”).

After shareholder approval was obtained, the merger was effective after the close of business on February 18, 2005. The Acquiring Fund acquired all of the assets and liabilities of the corresponding Target Fund as shown in the table below. The merger transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the corresponding Acquiring Fund with a value equal to their holdings in the Target Fund as of the close of business on date of the reorganization.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation
Target Fund
JPMorgan Tax Free Income Fund				$34,598
Class A	7,816	$50,210	$6.42
Class B	634	4,082	6.44
Select Class	86,042	552,348	6.42

Acquiring Fund
JPMorgan Tax-Free Bond Fund				42,112
Class A	4,464	58,127	13.02
Class B	1,006	13,068	12.99
Class I (Renamed Select Class)	33,429	434,583	13.00

Post Reorganization
JPMorgan Tax Free Bond Fund				76,710
Class A	8,319	108,337	13.02
Class B	1,320	17,150	12.99
Select Class	75,920	986,931	13.00

10. Transfers-In-Kind

After the close of business on February 3, 2006, the JPMorgan Chase Bank Tax Exempt Bond Fund, a common trust fund managed by JPMCB, transferred securities in-kind to the Tax Free Bond Fund in a tax-free exchange. The JPMorgan Chase Bank Tax Exempt Bond Fund purchased 15,628 (in thousands) Select Class Shares of Tax Free Bond Fund and the Tax Free Bond Fund received portfolio securities with a market value of $198,635 (in thousands), including net unrealized appreciation of $12,515 (in thousands), in exchange for these shares. The cost basis of the portfolio securities transferred to the Tax Free Bond Fund was equal to the JPMorgan Chase Bank Tax Exempt Bond Fund’s cost of the securities at the time of the in-kind transfer.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   107

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
William J. Armstrong (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	122	None.
Roland R. Eppley, Jr. (1932); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1989.	Retired; President and Chief Executive Officer, Eastern States Bankcard (1971–1988).	122	None.
John F. Finn (1947); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	122	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	122
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust)
(2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	122	None.
Peter C. Marshall (1942); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	122	None.
Marilyn McCoy (1948); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	122	Trustee, Mather LifeWays (1994–present); Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	122	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

108   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

Name (Year of Birth); Positions With the Funds	Principal Occupations During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (1)	Other Directorships Held Outside Fund Complex
Independent Trustees
Robert A. Oden, Jr. (1946); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	122	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	122	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	122	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	122	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	122
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (122 funds).

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   109

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President since 2005
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing and sales.

Robert L. Young (1963), Senior Vice President since 2005*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer since 2005
Managing Director, JPMorgan Funds Management, Inc.; previously, Treasurer, JPMorgan Funds and Head of Funds Administration and Board Liaison. Ms. Maleski was Vice President of Finance for the Pierpont Group, Inc. from 1996–2001, an independent company owned by the Board of Directors/Trustees of the JPMorgan Funds, prior to joining JPMorgan Chase & Co. in 2001.

Stephanie J. Dorsey (1969), Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co., (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Senior Vice President and Chief Compliance Officer since 2005
Senior Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman held a number of positions in Prudential Financial’s asset management business prior to 2000.

Paul L. Gulinello (1950), AML Compliance Officer since 2005
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959), Secretary since 2005
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2004; Vice President (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary since 2005*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary since 2005*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; From 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Michael C. Raczynski (1975), Assistant Secretary since 2006	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2006; Associate, Stroock & Stroock & Lavan LLP from 2001 to 2006.
Ellen W. O’Brien (1957), Assistant Secretary since 2005**	Assistant Vice President, JPMorgan Investor Services, Co., responsible for Blue Sky registration. Ms. O’Brien has served in this capacity since joining the firm in 1991.

110   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

Name (Year of Birth), Positions Held with the Trust	Principal Occupations During Past 5 Years
Laura S. Melman (1966) Assistant Treasurer since 2006	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Arthur A. Jensen (1966), Assistant Treasurer since 2005*
Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005; Mr. Jensen was Section Manager at Northern Trust Company and Accounting Supervisor at Allstate Insurance Company prior to 2001.

Jeffrey D. House (1972) Assistant Treasurer since 2006*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services at BISYS Fund Services, Inc. from 1995 until 2006.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

**	The contact address for the officer is 73 Tremont Street, Floor 1, Boston MA 02108.

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   111

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, March 1, 2006, and continued to hold your shares at the end of the reporting period, August 31, 2006.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,015.80	$4.47	0.88%
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,012.40	7.66	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Class C
Actual	1,000.00	1,012.60	7.66	1.51
Hypothetical	1,000.00	1,017.59	7.68	1.51
Select Class
Actual	1,000.00	1,016.90	3.20	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Kentucky Municipal Bond Fund
Class A
Actual	1,000.00	1,015.30	4.52	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class B
Actual	1,000.00	1,012.20	7.76	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Select Class
Actual	1,000.00	1,016.60	3.25	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64

112   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006*	Annualized Expense Ratio
Louisiana Municipal Bond Fund
Class A
Actual	$1,000.00	$1,016.60	$4.47	0.88%
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,013.30	7.76	1.53
Hypothetical	1,000.00	1,017.49	7.18	1.53
Select Class
Actual	1,000.00	1,017.80	3.20	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,015.40	4.37	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Class B
Actual	1,000.00	1,012.10	7.46	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Class C
Actual	1,000.00	1,012.40	7.46	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Select Class
Actual	1,000.00	1,016.80	3.10	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61

Municipal Income Fund
Class A
Actual	1,000.00	1,016.70	4.27	0.84
Hypothetical	1,000.00	1,020.97	4.28	0.84
Class B
Actual	1,000.00	1,013.90	7.26	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Class C
Actual	1,000.00	1,015.00	7.26	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43
Select Class
Actual	1,000.00	1,018.10	3.00	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,017.00	4.47	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,013.80	7.61	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class C
Actual	1,000.00	1,014.30	7.62	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Select Class
Actual	1,000.00	1,018.40	3.21	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   113

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment at Beginning of Period
August 31, 2006

	Beginning Account Value, March 1, 2006	Ending Account Value, August 31, 2006	Expenses Paid During March 1, 2006 to August 31, 2006*	Annualized Expense Ratio
Short Term Municipal Bond Fund
Class A
Actual	$1,000.00	$1,013.90	$4.06	0.80%
Hypothetical	1,000.00	1,021.17	4.08	0.80
Class B
Actual	1,000.00	1,011.20	6.59	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Class C
Actual	1,000.00	1,011.30	6.59	1.30
Hypothetical	1,000.00	1,018.65	6.61	1.30
Select Class
Actual	1,000.00	1,015.10	2.79	0.55
Hypothetical	1,000.00	1,022.43	2.80	0.55
Tax Free Bond Fund
Class A
Actual	1,000.00	1,017.00	3.81	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class B
Actual	1,000.00	1,013.60	7.31	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Select Class
Actual	1,000.00	1,017.80	2.95	0.58
Hypothetical	1,000.00	1,022.28	2.96	0.58

West Virginia Municipal Bond Fund
Class A
Actual	1,000.00	1,017.10	4.47	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Class B
Actual	1,000.00	1,013.80	7.77	1.53
Hypothetical	1,000.00	1,017.49	7.78	1.53
Select Class
Actual	1,000.00	1,018.50	3.21	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

114   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Trustees meetings held in person in June and August 2006, considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At and following the June meeting, the Trustees requested additional information from the Funds’ management. At the August meeting, the Trustees continued their review and consideration, including the review of management’s response to the Trustees’ June request. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 9, 2006.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the Funds’ performance in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with independent counsel at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between each Fund and the Advisor, as provided in the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMF”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, the benefits that had been derived by the Funds from the integration of the infrastructure supporting the heritage One Group and JPMorgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   115

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMF and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor are expected to earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Funds do not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Arizona Municipal Bond Fund, Kentucky Municipal Bond Fund, Louisiana Municipal Bond Fund, Michigan Municipal Bond Fund, Municipal Income Fund, Ohio Municipal Bond Fund, Short Term Municipal Bond Fund, Tax Free Bond Fund and the West Virginia Municipal Bond Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for each Fund in a report prepared by Lipper. The Trustees considered the total return performance information, which included each Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the

116   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Arizona Municipal Bond Fund’s performance in the third, third and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

The Trustees noted the Kentucky Municipal Bond Fund’s performance in the second quintile for the one, three and five year periods, respectively, and considered the performance reasonable.

The Trustees noted the Louisiana Municipal Bond Fund’s performance in the fourth, third and third quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees considered the Advisor’s analysis of the Fund’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Michigan Municipal Bond Fund’s performance in the fourth, fourth and third quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees considered the Advisor’s analysis of the Fund’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Municipal Income Fund’s performance in second, second and third quintiles for the one, three and five year periods, respectively, and considered the performance reasonable.

The Trustees noted the Ohio Municipal Fund’s performance in the first quintile for the one, three and five year periods and concluded that the performance was reasonable.

The Trustees noted the Short Term Municipal Bond Fund’s performance in the third, first and first quintiles for the one, three and five year periods and that the independent consultant indicated that the overall performance needed enhancement. The Trustees considered the Advisor’s analysis of the Fund’s investment process, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the Tax Free Bond Fund’s performance in the fourth, third and second quintiles for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees considered the Advisor’s analysis of the Fund’s investment processes, portfolio construction and peer group and were satisfied with the actions taken. The Trustees requested the Fund’s Advisor to similarly review the Fund with members of the Fixed Income subcommittee at each of their regular meetings over the course of the year.

The Trustees noted the West Virginia Bond Fund’s performance in the second, third and second quintiles for the one, three and five year periods, respectively, and concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that The Arizona Municipal Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Kentucky Municipal Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Louisiana Municipal Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Michigan Municipal Bond Fund’s fee was considered reasonable recognizing that the net advi

AUGUST 31, 2006        JPMORGAN MUNICIPAL BOND FUNDS   117

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

sory fee was in the first quintile and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Municipal Income Fund’s fee was considered reasonable recognizing that the net advisory fee and the total actual expenses were in the second quintile of its Universe Group.

The Trustees noted that the Ohio Municipal Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Short Term Municipal Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the Tax Free Bond Fund’s was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

The Trustees noted that the West Virginia Municipal Bond Fund’s fee was considered reasonable recognizing that the net advisory fee was in the second quintile and the total actual expenses were in the third quintile of its Universe Group.

118   JPMORGAN MUNICIPAL BOND FUNDS        AUGUST 31, 2006

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. Each Fund’s Forms N-Q are available on the SEC’s website at http: //www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2006 All rights reserved. August 2006.	SAN-MUNIBOND-806

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

(2)

If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)   Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c)   Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d)   Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e)   (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)   If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)   Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h)   Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)   If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b)  If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I — Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)   If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b))

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)   Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b)   A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

November 8, 2006

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

November 8, 2006